                                   [BB&T LOGO]

                                   PROSPECTUS

                                   STOCK FUNDS
                                 LARGE  CAP FUND
                                MID CAP VALUE FUND
                               MID CAP GROWTH FUND
                                 SMALL CAP FUND
                            INTERNATIONAL EQUITY FUND
                        SPECIAL OPPORTUNITIES EQUITY FUND
                               EQUITY INCOME FUND

                                   BOND FUNDS
                               TAXABLE BOND FUNDS
                           SHORT U.S. GOVERNMENT FUND
                        INTERMEDIATE U.S. GOVERNMENT FUND
                             TOTAL RETURN BOND FUND

                               TAX-FREE BOND FUNDS
                       KENTUCKY INTERMEDIATE TAX-FREE FUND
                       MARYLAND INTERMEDIATE TAX-FREE FUND
                    NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                    SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
                       VIRGINIA INTERMEDIATE TAX-FREE FUND
                    WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

                               MONEY MARKET FUNDS
                       NATIONAL TAX-FREE MONEY MARKET FUND
                             PRIME MONEY MARKET FUND
                         U.S. TREASURY MONEY MARKET FUND

                                 FUNDS OF FUNDS
                    CAPITAL MANAGER CONSERVATIVE GROWTH FUND
                      CAPITAL MANAGER MODERATE GROWTH FUND
                           CAPITAL MANAGER GROWTH FUND
                           CAPITAL MANAGER EQUITY FUND

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                FEBRUARY 1, 2007
                           (as revised April 23, 2007)

                                   QUESTIONS?
                               Call 1-800-228-1872
                       or your investment representative.

The Securities and Exchange Commission has not approved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

BB&T FUNDS                 TABLE OF CONTENTS




                      [ICON]    RISK/RETURN SUMMARY AND FUND EXPENSES
                                                                                           -
Carefully review                  4  Overview
this important                    5  STOCK FUNDS
section, which                    6  Large Cap Fund
summarizes each                  10  Mid Cap Value Fund
Fund's investments,              14  Mid Cap Growth Fund
risks, past                      18  Small Cap Fund
performance, and                 22  International Equity Fund
fees.                            26  Special Opportunities Equity Fund
                                 30  Equity Income Fund
                                 34  BOND FUNDS
                                 35  Short U.S. Government Fund
                                 39  Intermediate U.S. Government Fund
                                 43  Total Return Bond Fund
                                 48  Kentucky Intermediate Tax-Free Fund
                                 52  Maryland Intermediate Tax-Free Fund
                                 56  North Carolina Intermediate Tax-Free Fund
                                 60  South Carolina Intermediate Tax-Free Fund
                                 64  Virginia Intermediate Tax-Free Fund
                                 68  West Virginia Intermediate Tax-Free Fund
                                 72  MONEY MARKET FUNDS
                                 73  National Tax-Free Money Market Fund
                                 77  Prime Money Market Fund
                                 82  U.S. Treasury Money Market Fund
                                 86  FUNDS OF FUNDS
                                 87  Capital Manager Conservative Growth Fund
                                 92  Capital Manager Moderate Growth Fund
                                 97  Capital Manager Growth Fund
                                102  Capital Manager Equity Fund

                      [ICON]
                                ADDITIONAL INVESTMENT STRATEGIES AND RISKS
                                                                                           -
Review this section             107  STOCK FUNDS
for information on              107  Large Cap Fund
investment                      107  Mid Cap Value Fund
strategies and their            107  Mid Cap Growth Fund
risks.                          107  Small Cap Fund
                                107  International Equity Fund
                                107  Special Opportunities Equity Fund
                                107  Equity Income Fund
                                108  BOND FUNDS
                                108  Short U.S. Government Fund
                                108  Intermediate U.S. Government Fund
                                108  Total Return Bond Fund
                                108  Kentucky Intermediate Tax-Free Fund
                                108  Maryland Intermediate Tax-Free Fund
                                108  North Carolina Intermediate Tax-Free Fund
                                109  South Carolina Intermediate Tax-Free Fund
                                109  Virginia Intermediate Tax-Free Fund
                                109  West Virginia Intermediate Tax-Free Fund
                                109  MONEY MARKET FUNDS
                                109  National Tax-Free Money Market Fund
                                110  Prime Money Market Fund
                                111  FUNDS OF FUNDS
                                112  Investment Practices
                                117  Investment Risks

                      [ICON]
                                FUND MANAGEMENT
                                                                                           -
Review this section             120  The Investment Adviser
for details on the              121  The Investment Sub-Advisers
people and                      122  Portfolio Managers
organizations who               125  The Distributor and Administrator
oversee the Funds.

BB&T FUNDS                 TABLE OF CONTENTS


                      [ICON]
                                SHAREHOLDER INFORMATION
                                                                                           -
Review this section             126  Choosing a Share Class
for details on how              128  Pricing of Fund Shares
shares are valued,              129  Purchasing and Adding to Your Shares
how to purchase,                132  Selling Your Shares
sell and exchange               134  General Policies on Selling Shares
shares, related                 136  Distribution Arrangements/Sales Charges
charges and payments            139  Distribution and Service (12b-1) Fees
of dividends and                140  Exchanging Your Shares
distributions.                  140  Market Timing Policies
                                141  Dividends, Distributions and Taxes
                                142  Additional Information About the Funds

                      [ICON]
                                OTHER INFORMATION ABOUT THE FUNDS
                                                                                           -
                                145  Financial Highlights



   [ICON]    RISK/RETURN SUMMARY AND FUND EXPENSES     OVERVIEW






THE FUNDS             BB&T Funds is a mutual fund family that offers different
                      classes of shares in separate investment portfolios
                      ("Funds"). The Funds have individual investment goals and
                      strategies. This prospectus gives you important information about the Class A Shares, the Class B Shares, and the Class C
                      Shares of the Stock Funds, the Bond Funds, the Money Market
                      Funds and the Funds of Funds that you should know before
                      investing. As of the date of this Prospectus, Class B Shares and Class C Shares of the Short U.S. Government Fund and the
                      Tax-Free Bond Funds were not yet being offered. Each Fund
                      also offers a fourth class of shares, known as Institutional
                      Shares, in a separate prospectus. Please read this prospectus and keep it for future reference.

                      Each of the Funds in this prospectus is a mutual fund. A
                      mutual fund pools shareholders' money and, using professional investment managers, invests it in securities like stocks and bonds. Before you look at specific Funds, you should know a few general basics about investing in mutual funds.

                      The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies or government units. These price movements,
                      sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets where these
                      securities trade.

                      LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR
                      INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A
                      DEPOSIT OR AN OBLIGATION OF BRANCH BANKING AND TRUST COMPANY,
                      BB&T CORPORATION, THEIR AFFILIATES, OR ANY BANK. IT IS NOT
                      INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

                      Each Fund has its own investment goal and strategies for reaching that goal. However, it cannot be guaranteed that a Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

                      The portfolio manager invests each Fund's assets in a manner designed to help the Fund achieve its goal. A portfolio manager's judgments about the economy, stock markets and companies, as well as a manager's selection of investments, may cause a Fund to underperform other funds with similar objectives.

RISK/RETURN SUMMARY AND FUND EXPENSES                                   OVERVIEW


                       STOCK FUNDS



                      These Funds seek long-term capital appreciation, and in some cases current income, and invest primarily in equity and equity-related securities, principally common stocks.

                      Consider investing in these Funds if you are:
WHO MAY WANT TO
INVEST

                        - seeking a long-term goal such as retirement

                        - looking to add a growth component to your portfolio

                        - willing to accept the risks of investing in the stock
                          markets

                      These Funds may not be appropriate if you are:

                        - pursuing a short-term goal or investing emergency
                          reserves

                        - uncomfortable with an investment that will fluctuate in
                          value

                                                                  LARGE CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES        (FORMERLY THE LARGE CAP VALUE FUND)


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks capital growth, current income or both, primarily through investment in stocks.

PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal
STRATEGIES            market conditions, primarily in domestically traded
                      U.S. common stocks of large U.S. companies and U.S.
                      traded equity stocks of foreign companies whose
                      capitalization is within the range of those companies
                      in the Standard & Poor's 500(R) Composite Stock Price
                      Index (the "S&P 500(R) Index").
                      In managing the Fund, the portfolio manager selects
                      those stocks that he believes are undervalued and have
                      a favorable outlook. In choosing individual stocks, the
                      portfolio manager uses quantitative and qualitative
                      processes to examine intrinsic value and the
                      fundamental outlook of a particular issuer.

                      The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional
                      Investment Strategies and Risks on page 107 or consult the Statement of Additional Information ("SAI").

PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the
RISKS                 following principal risks:

                      MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

                      INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses -- large cap stocks -- will underperform other kinds of investments or market averages.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower.
                      For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 107.

                                                                  LARGE CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES        (FORMERLY THE LARGE CAP VALUE FUND)


  The chart and table on this page show how the Large Cap Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the S&P 500(R) Index, a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.

  The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.


           PERFORMANCE BAR CHART AND TABLE
           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
           FOR CLASS A SHARES(1)

           (in percents)




1997                                                        32.83
98                                                          12.85
99                                                          -2.47
2000                                                         6.10
01                                                           0.20
02                                                         -19.72
03                                                          23.76
04                                                          12.24
05                                                           7.47
06                                                          21.16



The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

          Best quarter:                       16.89%                  12/31/98
          Worst quarter:                     -19.77%                   9/30/02


                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)






                                1 YEAR  5 YEARS   10 YEARS(3)   SINCE INCEPTION(3)

                                ---------------------------------------------------

 CLASS A SHARES (with 5.75%
 Sales Charge)(2)                                                    (10/9/92)
                                                                -------------------
    RETURN BEFORE TAXES         14.22%   6.48%       7.84%             10.22%
                                                                -------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS              11.18%   5.42%       6.42%              8.72%
                                                                -------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF FUND SHARES        12.83%   5.42%       6.33%              8.44%
---------------------------------------------------------------------------------
 CLASS B SHARES
 (with applicable Contingent
 Deferred Sales Charge)                                              (10/9/92)
                                                                -------------------
    RETURN BEFORE TAXES         16.22%   6.76%       7.81%             10.19%
---------------------------------------------------------------------------------
 CLASS C SHARES
 (with applicable Contingent
 Deferred Sales Charge)                                              (10/9/92)
                                                                -------------------
    RETURN BEFORE TAXES         20.26%   6.92%       7.99%             10.33%
---------------------------------------------------------------------------------
 S&P 500(R) INDEX(5)
 (reflects no deductions for
 fees, expenses, or taxes)      15.79%   6.19%       8.42%             11.22%
---------------------------------------------------------------------------------
 RUSSELL 1000(R) VALUE
 INDEX(5)
 (reflects no deductions for
 fees, expenses, or taxes)       9.07%   2.69%       5.44%              8.60%(4)
---------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions performance would have been lower.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(4) Since 9/30/92.

(5) The benchmark index for the Fund has changed from the Russell 1000 Value Index to the S&P 500 Index in order to provide a better comparison for the Fund's investment policies.

                                                                  LARGE CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES        (FORMERLY THE LARGE CAP VALUE FUND)



  As an investor in the Large Cap Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

  ------------------------------------------------------------------------------
  CONTINGENT DEFERRED SALES CHARGE

  Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

  ------------------------------------------------------------------------------

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES           CLASS A   CLASS B   CLASS C
(FEES PAID BY YOU DIRECTLY)(1)              SHARES    SHARES    SHARES

Maximum Sales Charge (load) on Purchases     5.75%(2)   None      None
-----------------------------------------------------------------------
Maximum Deferred Sales Charge (load)          None     5.00%(3)  1.00%(4)
-----------------------------------------------------------------------
Redemption Fee(5)                             None      None      None

ANNUAL FUND OPERATING EXPENSES             CLASS A   CLASS B   CLASS C
(FEES PAID FROM FUND ASSETS)                SHARES    SHARES    SHARES

Management Fee(6)                            0.74%     0.74%     0.74%
-----------------------------------------------------------------------
Distribution and Service
(12b-1) Fee(6)                               0.50%     1.00%     1.00%
-----------------------------------------------------------------------
Other Expenses                               0.19%     0.19%     0.19%
-----------------------------------------------------------------------
Total Fund Operating Expenses                1.43%     1.93%     1.93%
-----------------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(6)    -0.29%    -0.04%    -0.04%
-----------------------------------------------------------------------
Net Fund Operating Expenses(6)               1.14%     1.89%     1.89%
-----------------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. After February 1, 2007, a contingent deferred sales charge ("CDSC") is applicable to redemptions within two years of purchase for investments of $1 million or more. See "Distribution Arrangements."

(3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.70% for the period from February 1, 2007 through January 31, 2008. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.

                                                                  LARGE CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES        (FORMERLY THE LARGE CAP VALUE FUND)



  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE




                                1        3          5         10
LARGE CAP FUND                YEAR     YEARS      YEARS      YEARS

CLASS A SHARES                $685      $975     $1,286     $2,166
-------------------------------------------------------------------
CLASS B SHARES
Assuming Redemption           $592      $902     $1,138     $2,121
Assuming No Redemption        $192      $602     $1,038     $2,121
-------------------------------------------------------------------
CLASS C SHARES
Assuming Redemption           $192      $602     $1,038     $2,251
Assuming No Redemption        $192      $602     $1,038     $2,251
-------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                         MID CAP VALUE FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks long-term growth of capital by investing the
                      Fund's assets primarily in equity securities of companies that are considered to be undervalued.

PRINCIPAL INVESTMENT  The Fund seeks to meet its objective by investing, under
STRATEGIES            normal market conditions, in domestically traded U.S. equity securities of middle capitalization companies. The Fund
                      considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of those companies within the Russell Midcap(R)
                      Value Index.

                      In managing the Fund, the portfolio manager attempts to
                      diversify across different economic sectors selecting those stocks that he believes are undervalued. In choosing
                      individual stocks, the portfolio manager utilizes both a
                      quantitative and qualitative approach to examine the
                      fundamental characteristics of a particular company.
                      Quantitative analysis focuses on businesses with strong cash flow, balance sheet strength, and above average
                      profitability. Qualitative characteristics the portfolio
                      manager looks for include companies with a sustainable
                      competitive advantage and a strong management team focused on creating shareholder value.

                      The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                      description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 107 or consult the SAI.

PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                      decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                      value of your investment will tend to increase or decrease in response to these movements.

                      INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses -- mid cap value stocks -- will underperform other kinds of investments or market averages.

                      COMPANY-SPECIFIC RISK: The possibility that a particular
                      stock held in the Fund may lose value due to factors specific to the company itself, including deterioration of its
                      fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.
                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 107.

RISK/RETURN SUMMARY AND FUND EXPENSES                         MID CAP VALUE FUND


  The chart and table on this page show how the Mid Cap Value Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Russell Midcap Value Index, a widely recognized, unmanaged index of generally mid-sized companies that measures the performance of those securities in the Russell 1000(R) Index with lower price to book ratios and lower forecasted growth values. Of course, past performance does not indicate how the Fund will perform in the future.

  The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR CLASS A SHARES(1,2)

          (in percents)




1997                                                        22.75
98                                                          13.50
99                                                          12.21
2000                                                         3.16
01                                                           4.87
02                                                         -14.01
03                                                          29.65
04                                                          19.38
05                                                          11.15
06                                                          19.48



The bar chart above does not reflect the impact of any applicable sales charges or account fee, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

          Best quarter:                     16.08%                     6/30/03
          Worst quarter:                   -16.27%                     9/30/02



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1),(2)




                                      1 YEAR  5 YEARS  10 YEARS(4)  SINCE INCEPTION(4)

-------------------------------------------------------------------------------------

 CLASS A SHARES (with 5.75% sales
 charge)(3)                                                              (8/1/96)
                                      -----------------------------------------------
    RETURN BEFORE TAXES               12.59%   10.75%     10.91%           11.53%
                                      -----------------------------------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS                    11.06%    8.76%      8.96%            9.60%
                                      -----------------------------------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS AND SALE OF FUND
     SHARES                            8.62%    8.74%      8.78%            9.37%
-------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable
 Contingent Deferred Sales Charge)                                       (8/1/96)
                                      -----------------------------------------------
    RETURN BEFORE TAXES               14.63%   11.12%     11.10%           11.72%
-------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable
 Contingent Deferred Sales Charge)                                       (8/1/96)
                                      -----------------------------------------------
    RETURN BEFORE TAXES               18.67%   11.24%     11.09%           11.70%
-------------------------------------------------------------------------------------
 RUSSELL MIDCAP VALUE INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                  20.22%   15.88%     13.65%           14.82%(5)
-------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2) Performance data includes the performance of the OVB Equity Income Portfolio for the period prior to its consolidation with the BB&T Mid Cap Value Fund on July 23, 2001.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for Class B and C Shares will vary.

(4) Class B and C Shares were not in existence prior to July 25, 2001. Performance for periods prior to July 25, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B and C Shares, respectively, but does not reflect Class B and C Shares' 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5) Since 7/31/96.

RISK/RETURN SUMMARY AND FUND EXPENSES                         MID CAP VALUE FUND



  As an investor in the Mid Cap Value Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

  ------------------------------------------------------------------------------
  CONTINGENT DEFERRED SALES CHARGE

  Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

  ------------------------------------------------------------------------------

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES (FEES PAID     CLASS A   CLASS B   CLASS C
BY YOU DIRECTLY)(1)                              SHARES    SHARES    SHARES

Maximum Sales Charge (load) on Purchases        5.75%(2)     None      None
---------------------------------------------------------------------------
Maximum Deferred Sales Charge (load)               None   5.00%(3)    1.00%(4)
---------------------------------------------------------------------------
Redemption Fee(5)                                  None      None      None

ANNUAL FUND OPERATING EXPENSES                  CLASS A   CLASS B   CLASS C
(FEES PAID FROM FUND ASSETS)                     SHARES    SHARES    SHARES

Management Fee(6)                                 0.74%     0.74%     0.74%
---------------------------------------------------------------------------
Distribution and Service  (12b-1) Fee             0.25%     1.00%     1.00%
---------------------------------------------------------------------------
Other Expenses                                    0.19%     0.19%     0.19%
---------------------------------------------------------------------------
Total Fund Operating Expenses                     1.18%     1.93%     1.93%
---------------------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(6)         -0.04%    -0.04%    -0.04%
---------------------------------------------------------------------------
Net Fund Operating Expenses(6)                    1.14%     1.89%     1.89%
---------------------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. After February 1, 2007, a contingent deferred sales charge ("CDSC") is applicable to redemptions within two years of purchase for investments of $1 million or more. See "Distribution Arrangements."

(3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(4) The CDSC on Class C Shares is applicable only to redemptions within the one year of purchase.

(5) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.70% for the period from February 1, 2007 through January 31, 2008.

RISK/RETURN SUMMARY AND FUND EXPENSES                         MID CAP VALUE FUND



  Use the table at right to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE




                                1        3          5         10
MID CAP VALUE FUND            YEAR     YEARS      YEARS      YEARS

CLASS A SHARES                $685      $924     $1,183     $1,921
-------------------------------------------------------------------
CLASS B SHARES
Assuming Redemption           $592      $902     $1,138     $2,056
Assuming No Redemption        $192      $602     $1,038     $2,056
-------------------------------------------------------------------
CLASS C SHARES
Assuming Redemption           $192      $602     $1,038     $2,251
Assuming No Redemption        $192      $602     $1,038     $2,251
-------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                        MID CAP GROWTH FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in common stocks of U.S. companies, as well as American Depositary Receipts ("ADRs"), within the
                      range of those companies in the Russell Midcap(R) Growth
                      Index and that have an established record of growth and
                      continue to present significant growth potential. In
                      selecting investments for the Fund, the portfolio manager
                      will consider growth factors such as a company's new
                      products, changes in management, and business restructurings.
                      The portfolio manager will also search for companies that
                      have established records of earnings and sales growth that it believes are poised to meet or exceed these figures going
                      forward. These companies generally will have lower amounts of long-term debt (representing less than 40% of the company's capitalization); have attractive price/earnings ratios in
                      relation to a company's 3 to 5-year earnings per share growth rate; and have stock prices which have outperformed the
                      Russell Midcap(R) Growth Index over the previous six months.
                      The portfolio manager will attempt to avoid overweighting the
                      Fund's position on any major market sector (over 10% of the
                      Russell Midcap(R) Growth Index) beyond 150% of the weighting that sector has in the Russell Midcap(R) Growth Index.

                      The portfolio manager may sell a stock if a company fails to meet earnings or revenue expectations or becomes overvalued
                      (i.e., high price/earnings ratio relative to its earnings
                      growth). The portfolio manager may also sell a stock to
                      change the Fund's weighting in a particular company, industry or sector, or if better opportunities are available. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

                      The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                      description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 107 or consult the SAI.

PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                      decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                      value of your investment will tend to increase or decrease in response to these movements.

                      INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses -- mid cap growth stocks -- will underperform other kinds of investments or market averages.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 107.

RISK/RETURN SUMMARY AND FUND EXPENSES                        MID CAP GROWTH FUND


  The chart and table on this page show how the Mid Cap Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Russell Midcap Growth Index, an unmanaged index of common stocks of mid-sized companies with higher price-to-book ratios and higher forecasted growth values. Of course, past performance does not indicate how the Fund will perform in the future.

  The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR CLASS A SHARES(1,2)

          (in percents)




1997                                                        26.77
98                                                          34.70
99                                                          43.73
2000                                                       -16.75
01                                                         -24.33
02                                                         -21.77
03                                                          36.72
04                                                          17.27
05                                                          14.04
06                                                           3.54



The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

          Best quarter:                                     34.14%    12/31/99
          Worst quarter:                                   -20.20%    12/31/00


                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1),(2)




                                         1 YEAR  5 YEARS  10 YEARS(4)  SINCE INCEPTION(4)

----------------------------------------------------------------------------------------

 CLASS A SHARES (with 5.75% sales
 charge)(3)                                                                 (12/30/93)
                                         -----------------------------------------------
    RETURN BEFORE TAXES                  -2.40%    6.91%     7.99%              9.18%
                                         -----------------------------------------------
    RETURN AFTER TAXES ON DISTRIBUTIONS  -4.29%    6.11%     5.86%              7.36%
                                         -----------------------------------------------
    RETURN AFTER TAXES ON DISTRIBUTIONS
     AND SALE OF FUND SHARES              0.88%    5.93%     6.22%              7.46%
----------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable
 Contingent Deferred Sales Charge)                                          (12/30/93)
                                         -----------------------------------------------
    RETURN BEFORE TAXES                  -0.73%    7.20%     8.20%              9.34%
----------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable
 Contingent Deferred Sales Charge)                                          (12/30/93)
                                         -----------------------------------------------
    RETURN BEFORE TAXES                   2.84%    7.35%     8.20%              9.34%
----------------------------------------------------------------------------------------
 RUSSELL MIDCAP GROWTH INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                     10.66%    8.22%     8.62%             10.16%(5)
----------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2) Performance data includes the performance of the OVB Capital Appreciation Portfolio for the period prior to its consolidation with the BB&T Mid Cap Growth Fund, formerly known as the BB&T Capital Appreciation Fund, on July 23, 2001.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(4) Class B and C Shares were not in existence prior to July 25, 2001. Performance for periods prior to July 25, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B and C Shares, respectively, but does not reflect Class B and C Shares' 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5) Since 12/31/93.

RISK/RETURN SUMMARY AND FUND EXPENSES                        MID CAP GROWTH FUND



  As an investor in the Mid Cap Growth Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

  ------------------------------------------------------------------------------
  CONTINGENT DEFERRED SALES CHARGE

  Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

  ------------------------------------------------------------------------------

                                FEES AND EXPENSES



SHAREHOLDER TRANSACTION EXPENSES (FEES     CLASS A   CLASS B   CLASS C
PAID BY YOU DIRECTLY)(1)                    SHARES    SHARES    SHARES

Maximum Sales Charge (load) on Purchases     5.75%(2)   None      None
-----------------------------------------------------------------------
Maximum Deferred Sales Charge (load)          None     5.00%(3)  1.00%(4)
-----------------------------------------------------------------------
Redemption Fee(5)                             None      None      None

ANNUAL FUND OPERATING EXPENSES (FEES       CLASS A   CLASS B   CLASS C
PAID FROM FUND ASSETS)                      SHARES    SHARES    SHARES

Management Fee(6)                            0.74%     0.74%     0.74%
-----------------------------------------------------------------------
Distribution and Service (12b-1) Fee         0.25%     1.00%     1.00%
-----------------------------------------------------------------------
Other Expenses                               0.20%     0.20%     0.20%
-----------------------------------------------------------------------
Total Fund Operating Expenses                1.19%     1.94%     1.94%
-----------------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(6)    -0.04%    -0.04%    -0.04%
-----------------------------------------------------------------------
Net Fund Operating Expenses(6)               1.15%     1.90%     1.90%
-----------------------------------------------------------------------


(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. After February 1, 2007, a contingent deferred sales charge ("CDSC") is applicable to redemptions within two years of purchase for investments of $1 million or more. See "Distribution Agreements."

(3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.70% for the period from February 1, 2007 through January 31, 2008.

RISK/RETURN SUMMARY AND FUND EXPENSES                        MID CAP GROWTH FUND



  Use the table at right to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008

  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE




                                1        3          5         10
MID CAP GROWTH FUND           YEAR     YEARS      YEARS      YEARS

CLASS A SHARES                $685      $927     $1,188     $1,932
-------------------------------------------------------------------
CLASS B SHARES
Assuming Redemption           $593      $905     $1,143     $2,066
Assuming No Redemption        $193      $605     $1,043     $2,066
-------------------------------------------------------------------
CLASS C SHARES
Assuming Redemption           $193      $605     $1,043     $2,261
Assuming No Redemption        $193      $605     $1,043     $2,261
-------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                             SMALL CAP FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity and equity-related securities of small capitalization companies.


PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in common stocks of U.S. small
                      capitalization companies whose capitalization is less than $3 billion and which the portfolio manager believes are
                      undervalued and have a favorable outlook.

                      In managing the Fund's portfolio, the portfolio manager initially screens from the universe of companies with market capitalization under $3 billion. The portfolio manager then attempts to diversify across different economic sectors selecting those stocks that he believes have a favorable outlook. In choosing individual stocks the portfolio manager uses a quantitative process to examine the financial and valuation characteristics of a particular issuer.

                      The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risk on page 107 or consult the SAI.


PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                      decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                      value of your investment will tend to increase or decrease in response to these movements.

                      SMALL COMPANY RISK: Investing in smaller, lesser-known
                      companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, which tend to trade less frequently than those of larger firms.

                      INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses -- small company stocks -- will underperform other kinds of investments or market averages.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 107.


RISK/RETURN SUMMARY AND FUND EXPENSES                             SMALL CAP FUND


  The chart and table on this page show how the Small Cap Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Russell 2000 Index, a widely recognized, unmanaged index of common stocks that measures the performance of small to mid-sized companies. Of course, past performance does not indicate how the Fund will perform in the future.

  The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR CLASS A SHARES(1)

          (in percents)




2004                                                        23.52
2005                                                         9.26
2006                                                        14.45



The performance information shown above is based on a calendar year.

          Best quarter:                      10.61%                    3/31/06
          Worst quarter:                     -4.54%                    6/30/06



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)




                                           1 YEAR  SINCE INCEPTION

-----------------------------------------------------------------

 CLASS A SHARES (with 5.75% sales
 charge)(2)                                            (5/19/03)
                                           ----------------------
    RETURN BEFORE TAXES                     7.87%        18.87%
                                           ----------------------
    RETURN AFTER TAXES ON DISTRIBUTIONS     6.84%        17.51%
                                           ----------------------
    RETURN AFTER TAXES ON DISTRIBUTIONS
     AND SALE OF FUNDS SHARES               6.41%        16.25%
-----------------------------------------------------------------
 CLASS B SHARES (with applicable
 Contingent Deferred Sales Charge)                     (5/19/03)
                                           ----------------------
    RETURN BEFORE TAXES                     9.61%        19.39%
-----------------------------------------------------------------
 CLASS C SHARES (with applicable
 Contingent Deferred Sales Charge)                     (5/19/03)
                                           ----------------------
    RETURN BEFORE TAXES                    13.61%        19.88%
-----------------------------------------------------------------
 RUSSELL 2000 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                        18.37%        20.83%(3)
-----------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and Class C Shares will vary.

(3) Since 5/22/03.

RISK/RETURN SUMMARY AND FUND EXPENSES                             SMALL CAP FUND



  As an investor in the Small Cap Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

  ------------------------------------------------------------------------------
  CONTINGENT DEFERRED SALES CHARGE

  Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

  ------------------------------------------------------------------------------

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES           CLASS A   CLASS B   CLASS C
(FEES PAID BY YOU DIRECTLY)(1)              SHARES    SHARES    SHARES

Maximum Sales Charge (load) on Purchases     5.75%(2)   None      None
-----------------------------------------------------------------------
Maximum Deferred Sales Charge (load)          None     5.00%(3)  1.00%(4)
-----------------------------------------------------------------------
Redemption Fee(5)                             None      None      None

ANNUAL FUND OPERATING EXPENSES             CLASS A   CLASS B   CLASS C
(FEES PAID FROM FUND ASSETS)                SHARES    SHARES    SHARES

Management Fee(6)                            1.00%     1.00%     1.00%
-----------------------------------------------------------------------
Distribution and Service
(12b-1) Fee(6)                               0.50%     1.00%     1.00%
-----------------------------------------------------------------------
Other Expenses                               0.22%     0.22%     0.22%
-----------------------------------------------------------------------
Acquired Fund Fees and Expenses(7)           0.01%     0.01%     0.01%
-----------------------------------------------------------------------
Total Fund Operating Expenses                1.73%     2.23%     2.23%
-----------------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(6)    -0.45%    -0.20%    -0.20%
-----------------------------------------------------------------------
Net Fund Operating Expenses(6)               1.28%     2.03%     2.03%
-----------------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. After February 1, 2007, a contingent deferred sales charge ("CDSC") is applicable to redemptions within two years of purchase for investments of $1 million or more. See "Distribution Arrangements."

(3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.80% for the period from February 1, 2007 through January 31, 2008. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.

(7) Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund's Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

RISK/RETURN SUMMARY AND FUND EXPENSES                             SMALL CAP FUND



  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE




                                1         3          5         10
SMALL CAP FUND                YEAR      YEARS      YEARS      YEARS

CLASS A SHARES                $698     $1,045     $1,416     $2,454
--------------------------------------------------------------------
CLASS B SHARES
Assuming Redemption           $606     $  978     $1,277     $2,421
Assuming No Redemption        $206     $  678     $1,177     $2,421
--------------------------------------------------------------------
CLASS C SHARES
Assuming Redemption           $206     $  678     $1,177     $2,549
Assuming No Redemption        $206     $  678     $1,177     $2,549
--------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                  INTERNATIONAL EQUITY FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks long-term capital appreciation through investment primarily in equity securities of foreign issuers.

PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in stocks of foreign issuers located in countries throughout the world. The Fund may also invest its assets in stocks of companies that are listed or operate in emerging economies. The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

                      The portfolio manager uses a disciplined intrinsic or
                      fundamental value approach that seeks to take advantage of anomalies in markets often created by human over-reactions to both good and bad news. The portfolio manager, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the
                      Fund's assets in one or more countries if economic and
                      business conditions warrant such investments.

                      For each security under analysis, a fundamental value is
                      estimated, based upon detailed country, industry and company analysis, including visits to the company, its competitors and suppliers. This fundamental value estimate is a function of the present value of the estimated future cash flows. The resulting fundamental value estimate is then compared to the company's current market price to ascertain whether a
                      valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be
                      considered a candidate for inclusion in the Fund's portfolio.
                      This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

                      The Fund generally will sell a stock when it reaches a target price, which is when the portfolio manager believes it is
                      fully valued or when, in the portfolio manager's opinion,
                      conditions change such that the risk of continuing to hold the stock is unacceptable when compared to the growth
                      potential.

                      The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                      description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 107 or consult the SAI.

PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                      decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                      value of your investment will tend to increase or decrease in response to these movements.

                      INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses -- foreign value stocks -- will underperform other kinds of investments or market averages.

                      FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities.
                      Foreign securities may be adversely affected by myriad
                      factors, including currency fluctuations and social, economic or political instability.

                      With respect to foreign currency risk, the portfolio manager may enter into forward currency exchange contracts for a number of purposes, including to more closely align the Fund's foreign currency exposure with that of the Morgan
                      Stanley Capital International EAFE Index. This strategy may result in losses.
                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 107.

RISK/RETURN SUMMARY AND FUND EXPENSES                  INTERNATIONAL EQUITY FUND


  The chart and table on this page show how the International Equity Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index, a widely recognized, unmanaged index generally representative of the performance of stock markets in those regions. Prior to April 25, 2003, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on in the chart and table on this page under its current investment management arrangements. Of course, past performance does not indicate how the Fund will perform in the future.


  The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR CLASS A SHARES(1)

          (in percents)




1998                                                        11.13
99                                                          37.97
2000                                                       -18.70
01                                                         -21.37
02                                                         -18.58
03                                                          24.38
04                                                          16.51
05                                                           9.52
06                                                          23.81



The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

          Best quarter:                        24.71%                 12/31/99
          Worst quarter:                      -19.62%                  9/30/02



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)





                                       1 YEAR  5 YEARS  SINCE INCEPTION(3)

-------------------------------------------------------------------------

 CLASS A SHARES (with 5.75% sales
 charge)(2)                                                   (1/2/97)
                                       ----------------------------------
    RETURN BEFORE TAXES                 16.66%   8.57%          4.64%
                                       ----------------------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS                      16.30%   8.39%          3.77%
                                       ----------------------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS AND SALE OF FUND
     SHARES                             11.24%   7.39%          3.58%
-------------------------------------------------------------------------
 CLASS B SHARES (with applicable
 Contingent Deferred Sales Charge)                            (1/2/97)
-------------------------------------------------------------------------
    RETURN BEFORE TAXES                 18.79%   8.90%          4.64%
-------------------------------------------------------------------------
 CLASS C SHARES (with applicable
 Contingent Deferred Sales Charge)                            (1/2/97)
-------------------------------------------------------------------------
    RETURN BEFORE TAXES                 22.86%   9.04%          4.49%
-------------------------------------------------------------------------
 MORGAN STANLEY CAPITAL
 INTERNATIONAL EAFE INDEX
 (reflects no deductions for fees,
 expenses or taxes)                     26.86%  15.43%          8.06%(4)
-------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class B Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares.

(4) Since 12/31/96.

RISK/RETURN SUMMARY AND FUND EXPENSES                  INTERNATIONAL EQUITY FUND



  As an investor in the International Equity Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

  ------------------------------------------------------------------------------
  CONTINGENT DEFERRED SALES CHARGE

  Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

  ------------------------------------------------------------------------------

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES           CLASS A   CLASS B   CLASS C
(FEES PAID BY YOU DIRECTLY)(1)              SHARES    SHARES    SHARES

Maximum Sales Charge (load) on Purchases     5.75%(2)   None      None
-----------------------------------------------------------------------
Maximum Deferred Sales Charge (load)          None     5.00%(3)  1.00%(4)
-----------------------------------------------------------------------
Redemption Fee(5)                             None      None      None

ANNUAL FUND OPERATING EXPENSES             CLASS A   CLASS B   CLASS C
(FEES PAID FROM FUND ASSETS)                SHARES    SHARES    SHARES

Management Fee(6)                            1.00%     1.00%     1.00%
-----------------------------------------------------------------------
Distribution and Service
(12b-1) Fee(6)                               0.50%     1.00%     1.00%
-----------------------------------------------------------------------
Other Expenses                               0.25%     0.25%     0.25%
-----------------------------------------------------------------------
Total Fund Operating Expenses                1.75%     2.25%     2.25%
-----------------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(6)    -0.40%    -0.15%    -0.15%
-----------------------------------------------------------------------
Net Fund Operating Expenses(6)               1.35%     2.10%     2.10%
-----------------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. After February 1, 2007, a contingent deferred sales charge ("CDSC") is applicable to redemptions within two years of purchase for investments of $1 million or more. See "Distribution Arrangements."

(3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.85% for the period from February 1, 2007 through January 31, 2008. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.

RISK/RETURN SUMMARY AND FUND EXPENSES                  INTERNATIONAL EQUITY FUND



  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE



                                              1        3         5        10
INTERNATIONAL EQUITY FUND                   YEAR     YEARS     YEARS     YEARS

CLASS A SHARES                              $705    $1,058    $1,434    $2,488
-------------------------------------------------------------------------------
CLASS B SHARES
Assuming Redemption                         $613    $  989    $1,291    $2,448
Assuming No Redemption                      $213    $  689    $1,191    $2,448
-------------------------------------------------------------------------------
CLASS C SHARES
Assuming Redemption                         $213    $  689    $1,191    $2,573
Assuming No Redemption                      $213    $  689    $1,191    $2,573
-------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES          SPECIAL OPPORTUNITIES EQUITY FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in domestically traded common stocks of small-, mid- and large-capitalization companies and, to a
                      lesser extent, American Depositary Receipts ("ADRs"). The
                      Fund uses a multi-style approach, meaning that it not only invests across different capitalization levels but may target both value- and growth-oriented companies. The portfolio
                      manager looks for companies experiencing above-average
                      revenue and profit growth as well as out-of-favor stocks that may be depressed due to what the portfolio manager believes to be temporary economic circumstances. In choosing
                      individual stocks, the portfolio manager then uses a
                      quantitative process to examine the value, growth and
                      momentum characteristics of a particular issuer.

                      The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                      description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 107 or consult the SAI.

PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                      decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                      value of your investment will tend to increase or decrease in response to these movements.

                      INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund is primarily invested in, whether growth or value; large-, mid- or small-cap; could underperform other kinds of investments or market averages that include style-focused investments.

                      MANAGEMENT RISK: The possibility that a strategy used by the Fund's portfolio manager may fail to produce the intended result.

                      SMALL COMPANY RISK: Investing in smaller, lesser-known
                      companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, which tend to trade less frequently than those of larger firms.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 107.

RISK/RETURN SUMMARY AND FUND EXPENSES          SPECIAL OPPORTUNITIES EQUITY FUND


  The chart and table on this page show how the Special Opportunities Equity Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.

  The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR CLASS A SHARES(1)

          (in percents)




2004                                                        27.38
2005                                                         3.85
2006                                                        21.41



The performance information shown above is based on a calendar year.

          Best quarter:                     14.04%                    12/31/04
          Worst quarter:                    -1.36%                    12/31/05



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)




                                           1 YEAR  SINCE INCEPTION

                                         --------------------------

 CLASS A SHARES (with 5.75% sales
 charge)(2)                                            (6/2/03)
                                         --------------------------
    RETURN BEFORE TAXES                    14.42%       17.55%
                                         --------------------------
    RETURN AFTER TAXES ON DISTRIBUTIONS    12.39%       16.52%
                                         --------------------------
    RETURN AFTER TAXES ON DISTRIBUTIONS
     AND SALE OF FUNDS SHARES              10.96%       15.01%
-----------------------------------------------------------------
 CLASS B SHARES (with applicable
 Contingent Deferred Sales Charge)                     (6/2/03)
                                         --------------------------
    RETURN BEFORE TAXES                    16.52%       18.08%
-----------------------------------------------------------------
 CLASS C SHARES (with applicable
 Contingent Deferred Sales Charge)                     (6/2/03)
                                         --------------------------
    RETURN BEFORE TAXES                    20.51%       18.64%
-----------------------------------------------------------------
 S&P 500 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                        15.79%       13.43%(3)
-----------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 5/31/03.

RISK/RETURN SUMMARY AND FUND EXPENSES          SPECIAL OPPORTUNITIES EQUITY FUND



  As an investor in the Special Opportunities Equity Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

  ------------------------------------------------------------------------------
  CONTINGENT DEFERRED SALES CHARGE

  Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

  ------------------------------------------------------------------------------

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES           CLASS A   CLASS B   CLASS C
(FEES PAID BY YOU DIRECTLY)(1)              SHARES    SHARES    SHARES

Maximum Sales Charge (load) on Purchases     5.75%(2)  None      None
----------------------------------------------------------------------
Maximum Deferred Sales Charge (load)          None    5.00%(3)  1.00%(4)
----------------------------------------------------------------------
Redemption Fee(5)                             None     None      None

ANNUAL FUND OPERATING EXPENSES             CLASS A   CLASS B   CLASS C
(FEES PAID FROM FUND ASSETS)                SHARES    SHARES    SHARES

Management Fee                               0.80%    0.80%     0.80%
----------------------------------------------------------------------
Distribution and Service (12b-1) Fee(6)      0.50%    1.00%     1.00%
----------------------------------------------------------------------
Other Expenses                               0.23%    0.23%     0.23%
----------------------------------------------------------------------
Total Fund Operating Expenses                1.53%    2.03%     2.03%
----------------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(6)    -0.25%    0.00%     0.00%
----------------------------------------------------------------------
Net Fund Operating Expenses(6)               1.28%    2.03%     2.03%
----------------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. After February 1, 2007, a contingent deferred sales charge ("CDSC") is applicable to redemptions within two years of purchase for investments of $1 million or more. See "Distribution Arrangements."

(3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6) The Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the period from February 1, 2007 through January 31, 2008.

RISK/RETURN SUMMARY AND FUND EXPENSES          SPECIAL OPPORTUNITIES EQUITY FUND



  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE



SPECIAL OPPORTUNITIES           1         3          5         10
EQUITY FUND                   YEAR      YEARS      YEARS      YEARS


CLASS A SHARES                $698     $1,007     $1,339     $2,274
--------------------------------------------------------------------
CLASS B SHARES
Assuming Redemption           $606     $  937     $1,193     $2,230
Assuming No Redemption        $206     $  637     $1,093     $2,230
--------------------------------------------------------------------
CLASS C SHARES
Assuming Redemption           $206     $  637     $1,093     $2,358
Assuming No Redemption        $206     $  637     $1,093     $2,358
--------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                         EQUITY INCOME FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks capital growth and current income.

PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests under normal market
STRATEGIES            conditions, primarily in dividend-paying equity securities, in particular common stocks of companies with a history of increasing dividend rates, and convertible debt securities and convertible preferred stock, which are convertible into common stock, with favorable long-term fundamental
                      characteristics. As part of its investment strategy, the Fund may invest in convertible securities that offer above average current yield with participation in underlying equity
                      performance. Because yield is a primary consideration in
                      selecting securities, the Fund may purchase stocks of
                      companies that are out of favor in the financial community and therefore, are selling below what the portfolio manager believes to be their long-term investment value.

                      The Fund may also invest in certain other equity and debt securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 107 or consult the SAI.


PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                      decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                      value of your investment will tend to increase or decrease in response to these movements.

                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt securities such as bonds. The lower a security's rating, the greater its credit risk.

                      INCOME RISK: The possibility that the Fund's income will
                      decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                      INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses - income-producing equities - will underperform other kinds of investments or market averages.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 107.


RISK/RETURN SUMMARY AND FUND EXPENSES                         EQUITY INCOME FUND


  The chart and table on this page show how the Equity Income Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.

  The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR CLASS A SHARES(1)

          (in percents)




2005                                                        10.69
2006                                                        21.83



The performance information shown above is based on a calendar year.

          Best quarter:                                7.38%          12/31/06
          Worst quarter:                               1.22%           3/31/05



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)




                                      1 YEAR  SINCE INCEPTION

                                    --------------------------

 CLASS A SHARES (with 5.75% sales
 charge)(2)                                       6/30/04
                                    --------------------------
    RETURN BEFORE TAXES               14.85%       16.17%
                                    --------------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS                    13.64%       15.13%
                                    --------------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS AND SALE OF FUNDS
     SHARES                           11.17%       13.69%
------------------------------------------------------------
 CLASS B SHARES (with applicable
 Contingent Deferred Sales Charge)                6/30/04
                                    --------------------------
    RETURN BEFORE TAXES               16.94%       17.14%
------------------------------------------------------------
 CLASS C SHARES (with applicable
 Contingent Deferred Sales Charge)                6/30/04
                                    --------------------------
    RETURN BEFORE TAXES               20.96%       18.07%
------------------------------------------------------------
 S&P 500 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                           6/30/04
                                    --------------------------
                                      15.79%       11.14%
------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

RISK/RETURN SUMMARY AND FUND EXPENSES                         EQUITY INCOME FUND



  As an investor in the Equity Income Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

  ------------------------------------------------------------------------------
  CONTINGENT DEFERRED SALES CHARGE

  Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

  ------------------------------------------------------------------------------


                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES           CLASS A   CLASS B   CLASS C
(FEES PAID BY YOU DIRECTLY)(1)              SHARES    SHARES    SHARES

Maximum Sales Charge (load) on Purchases     5.75%(2)  None      None
----------------------------------------------------------------------
Maximum Deferred Sales Charge (load)          None    5.00%(3)  1.00%(4)
----------------------------------------------------------------------
Redemption Fee(5)                             None     None      None

ANNUAL FUND OPERATING EXPENSES             CLASS A   CLASS B   CLASS C
(FEES PAID FROM FUND ASSETS)                SHARES    SHARES    SHARES

Management Fee                               0.70%    0.70%     0.70%
----------------------------------------------------------------------
Distribution and Service (12b-1) Fee(6)      0.50%    1.00%     1.00%
----------------------------------------------------------------------
Other Expenses                               0.25%    0.25%     0.25%
----------------------------------------------------------------------
Total Annual Fund Operating Expenses         1.45%    1.95%     1.95%
----------------------------------------------------------------------
  Fee Waivers or Expense
  Reimbursement(6)                          -0.25%    0.00%     0.00%
----------------------------------------------------------------------
Net Fund Operating Expenses(6)               1.20%    1.95%     1.95%
----------------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. After February 1, 2007, a contingent deferred sales charge ("CDSC") is applicable to redemptions within two years of purchase for investments of $1 million or more. See "Distribution Arrangements."

(3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5) A wire transfer fee of $7.00 may be deducted from the amount of your redemption if you request a wire transfer. This fee is currently being waived.

(6) The Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the period from February 1, 2007 through January 31, 2008.

RISK/RETURN SUMMARY AND FUND EXPENSES                         EQUITY INCOME FUND



  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE




                                1        3          5         10
EQUITY INCOME FUND            YEAR     YEARS      YEARS      YEARS


CLASS A SHARES                $690      $984     $1,299     $2,190
-------------------------------------------------------------------
CLASS B SHARES
Assuming Redemption           $598      $912     $1,152     $2,146
Assuming No Redemption        $198      $612     $1,052     $2,146
-------------------------------------------------------------------
CLASS C SHARES
Assuming Redemption           $198      $612     $1,052     $2,275
Assuming No Redemption        $198      $612     $1,052     $2,275
-------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                                   OVERVIEW


                       BOND FUNDS



TAXABLE BOND FUNDS    The Short U.S. Government Fund, the Intermediate U.S.
                      Government Fund and the Total Return Bond Fund seek current income consistent with the preservation of capital and invest primarily in fixed income securities, such as U.S. government securities or corporate, bank and commercial obligations.

                      Consider investing in these Funds if you are:
WHO MAY WANT TO
INVEST

                        - looking to add a monthly income component to your
                          portfolio

                        - willing to accept the risks of price and dividend
                          fluctuations

                      These Funds may not be appropriate if you are:

                        - investing emergency reserves

                        - uncomfortable with an investment that will fluctuate in
                          value

                      The Kentucky Intermediate Tax-Free Fund, the Maryland
TAX-FREE BOND FUNDS   Intermediate Tax-Free Fund, the North Carolina Intermediate
                      Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund,
                      the Virginia Intermediate Tax-Free Fund, and the West
                      Virginia Intermediate Tax-Free Fund seek tax-exempt income and invest primarily in municipal securities which are exempt from federal and, respectively, Kentucky, Maryland, North
                      Carolina, South Carolina, Virginia, or West Virginia income taxes.

                      Consider investing in these Funds if you are:
WHO MAY WANT TO
INVEST

                        - looking to add a monthly income component to your
                          portfolio.

                        - seeking monthly federal and Kentucky, Maryland, North
                          Carolina, South Carolina, Virginia, or West Virginia tax-
                          exempt dividends

                        - willing to accept the risks of price and dividend
                          fluctuations

                      These Funds may not be appropriate if you are:

                        - investing through a tax-exempt retirement plan

                        - uncomfortable with an investment that will fluctuate in
                          value

                        - investing emergency reserves

RISK/RETURN SUMMARY AND FUND EXPENSES                 SHORT U.S. GOVERNMENT FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks current income consistent with the preservation of capital.


PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities
                      ("U.S. Government Securities"), some of which may be subject to repurchase agreements, or in "high grade" (rated at the time of purchase in one of the three highest rating
                      categories by an NRSRO or are determined by the portfolio
                      manager to be of comparable quality) collateralized mortgage obligations ("CMOs"). The Fund may also invest in short-term obligations, commercial bonds and the shares of other
                      investment companies. The duration range of the Fund will be from 1.0 to 3.5 years.

                      In managing the portfolio, the portfolio manager uses a "top down" investment management approach focusing on allocation among sectors, interest rate risk, credit risk, and individual securities selection. The portfolio manager sets and continually adjusts a target for the interest rate sensitivity of the Fund's holdings based upon expectations about interest rates and other economic factors. The portfolio manager then selects individual securities consistent with the target by looking for the best relative values within particular sectors.

                      The Fund may also invest in certain other debt securities.
                      For a more complete description of the various securities in which the Fund may invest, please see Additional Investment
                      Strategies and Risks on page 107 or consult the SAI.

PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                      INCOME RISK: The possibility that the Fund's income will
                      decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                      PREPAYMENT/CALL RISK: If a significant number of the
                      mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer
                      will "call" -- or repay -- higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in
                      bonds that pay lower interest rates. Rapid changes in
                      prepayment and call rates can cause bond prices and yields to be volatile.

                      ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e.
                      interest rate sensitivity) and potentially reduce the value of these securities.

                      U.S. GOVERNMENT AGENCY SECURITIES: The Fund invests in
                      securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Ginnie Mae securities).
                      Although U.S. government securities issued directly by the
                      U.S. government are guaranteed by the U.S. Treasury, other
                      U.S. government securities issued by an agency or
                      instrumentality of the U.S. government may not be. No
                      assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt
                      securities, such as bonds. The lower a security's rating, the greater its credit risk.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 107.


RISK/RETURN SUMMARY AND FUND EXPENSES                 SHORT U.S. GOVERNMENT FUND


  The chart and table on this page show how the Short U.S. Government Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index, a widely recognized, unmanaged index of U.S. government and agency bonds that have a minimum size of $150 million. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR CLASS A SHARES(1)

          (in percents)




1997                                                        6.11
98                                                          6.66
99                                                          1.26
2000                                                        8.04
01                                                          5.51
02                                                          5.67
03                                                          0.91
04                                                          0.83
05                                                          1.17
06                                                          3.70



The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

          Best quarter:                       3.73%                    9/30/98
          Worst quarter:                     -1.38%                    6/30/04



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)




                                      1 YEAR  5 YEARS  10 YEARS  SINCE INCEPTION

                                    ---------------------------------------------

 CLASS A SHARES (with 3.00% sales
 charge)(2)                                                         (11/30/92)
                                    ---------------------------------------------
    RETURN BEFORE TAXES                 0.62%   1.81%    3.74%          4.09%
                                    ---------------------------------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS                     -0.54%   0.61%    2.07%          2.27%
                                    ---------------------------------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS AND SALE OF FUND
     SHARES                             0.39%   0.83%    2.15%          2.34%
-------------------------------------------------------------------------------
 MERRILL LYNCH 1-5 YEAR U.S.
 TREASURIES/AGENCIES INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                    4.05%   3.31%    5.07%          5.32%
-------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

RISK/RETURN SUMMARY AND FUND EXPENSES                 SHORT U.S. GOVERNMENT FUND



  As an investor in the Short U.S. Government Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES           CLASS A
(FEES PAID BY YOU DIRECTLY)(1)              SHARES

Maximum Sales Charge (load) on Purchases     3.00%(2)
---------------------------------------------------
Maximum Deferred Sales Charge (load)          None
---------------------------------------------------
Redemption Fee(3)                             None

ANNUAL FUND OPERATING EXPENSES             CLASS A
(FEES PAID FROM FUND ASSETS)                SHARES

Management Fee(4)                            0.60%
---------------------------------------------------
Distribution and Service
(12b-1) Fee(4)                               0.50%
---------------------------------------------------
Other Expenses                               0.19%
---------------------------------------------------
Total Fund Operating Expenses                1.29%
---------------------------------------------------
  Fee Waiver or Expense Reimbursement(4)    -0.40%
---------------------------------------------------
Net Fund Operating Expenses(4)               0.89%
---------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. After February 1, 2007, a contingent deferred sales charge ("CDSC") is applicable to redemptions within two years of purchase for investments of $1 million or more. See "Distribution Arrangements."

(3) A wire transfer fee of $7.00 may be deducted from the amount of your redemption if you, regardless of the date of purchase, request a wire transfer. This fee is currently being waived.

(4) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.45% for the period from February 1, 2007 through January 31, 2008. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.

RISK/RETURN SUMMARY AND FUND EXPENSES                 SHORT U.S. GOVERNMENT FUND



  Use the table at right to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE




                                          1        3         5         10
SHORT U.S. GOVERNMENT FUND              YEAR     YEARS     YEARS      YEARS


CLASS A SHARES                          $388      $658      $949     $1,776
----------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES          INTERMEDIATE U.S. GOVERNMENT FUND


                       RISK/RETURN SUMMARY




INVESTMENT OBJECTIVE  The Fund seeks current income consistent with the preservation of capital.


PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities
                      ("U.S. Government Securities"), some of which may be subject to repurchase agreements, or in "high grade" (rated at the time of purchase in one of the three highest rating
                      categories by an NRSRO or are determined by the portfolio
                      manager to be of comparable quality) collateralized mortgage obligations ("CMOs"). The Fund may also invest in short-term obligations, commercial bonds and the shares of other
                      investment companies. The duration range of the Fund will be from 3.0 to 7.0 years.

                      In managing the portfolio, the portfolio manager uses a "top down" investment management approach focusing on allocation among sectors, interest rate risk, credit risk, and individual securities selection. The portfolio manager sets and continually adjusts a target for the interest rate sensitivity of the Fund's holdings based upon expectations about interest rates and other economic factors. The portfolio manager then selects individual securities consistent with the target by looking for the best relative values within particular sectors.

                      The Fund may also invest in certain other debt securities in addition to those described above. For a more complete
                      description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 107 or consult the SAI.


PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                      INCOME RISK: The possibility that the Fund's income will
                      decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                      PREPAYMENT/CALL RISK: If a significant number of the
                      mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer
                      will "call" -- or repay -- higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in
                      bonds that pay lower interest rates. Rapid changes in
                      prepayment and call rates can cause bond prices and yields to be volatile.

                      ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e.
                      interest rate sensitivity) and potentially reduce the value of these securities.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt securities such as bonds. The lower a security's rating the greater its credit risk.

                      U.S. GOVERNMENT AGENCY SECURITIES: The Fund invests in
                      securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Ginnie Mae securities).
                      Although U.S. government securities issued directly by the
                      U.S. government are guaranteed by the U.S. Treasury, other
                      U.S. government securities issued by an agency or
                      instrumentality of the U.S. government may not be. No
                      assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 107.

RISK/RETURN SUMMARY AND FUND EXPENSES          INTERMEDIATE U.S. GOVERNMENT FUND


  The chart and table on this page show how the Intermediate U.S. Government Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers U.S. Government/Mortgage Bond Index, an unmanaged index of U.S. Treasury, government agency and mortgage-backed securities. Of course, past performance does not indicate how the Fund will perform in the future.

  The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR CLASS A SHARES(1)

          (in percents)




1997                                                         8.31
98                                                           9.31
99                                                          -2.53
2000                                                        11.78
01                                                           6.26
02                                                          10.38
03                                                           2.01
04                                                           2.10
05                                                           1.64
06                                                           3.96




The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.


          Best quarter:                      5.96%                     9/30/98
          Worst quarter:                    -2.52%                     6/30/04


                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)





                                     1 YEAR  5 YEARS     10 YEARS(3)     SINCE INCEPTION(3)

                                   -----------------------------------------------------------

 CLASS A SHARES (with 5.75% Sales
 Charge)(2)                                                                   (10/9/92)
                                   -----------------------------------------------------------
    RETURN BEFORE TAXES               -2.05%   2.74%        4.62%                4.91%
                                   -----------------------------------------------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS                    -3.51%   1.21%        2.74%                2.85%
                                   -----------------------------------------------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS AND SALE OF FUND
     SHARES                           -1.36%   1.45%        2.79%                2.91%
--------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable
 Contingent Deferred Sales Charge)                                            (10/9/92)
                                   -----------------------------------------------------------
    RETURN BEFORE TAXES               -0.79%   3.03%        4.60%                4.84%
--------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable
 Contingent Deferred Sales Charge)                                            (10/9/92)
                                   -----------------------------------------------------------
    RETURN BEFORE TAXES                3.09%   3.20%        4.82%                5.05%
--------------------------------------------------------------------------------------------
 LEHMAN BROTHERS U.S.
 GOVERNMENT/MORTGAGE BOND INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                   4.33%   4.73%        6.09%                6.18%(4)
--------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(4) Since 9/30/92.

RISK/RETURN SUMMARY AND FUND EXPENSES          INTERMEDIATE U.S. GOVERNMENT FUND



  As an investor in the Intermediate U.S. Government Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

  ------------------------------------------------------------------------------
  CONTINGENT DEFERRED SALES CHARGE

  Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

  ------------------------------------------------------------------------------

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES (FEES     CLASS A   CLASS B   CLASS C
PAID BY YOU DIRECTLY)(1)                    SHARES    SHARES    SHARES

Maximum Sales Charge (load) on Purchases     5.75%(2)   None      None
-----------------------------------------------------------------------
Maximum Deferred Sales Charge (load)          None     5.00%(3)  1.00%(4)
-----------------------------------------------------------------------
Redemption Fee(5)                             None      None      None

ANNUAL FUND OPERATING EXPENSES             CLASS A   CLASS B   CLASS C
(FEES PAID FROM FUND ASSETS)                SHARES    SHARES    SHARES

Management Fee(6)                            0.60%     0.60%     0.60%
-----------------------------------------------------------------------
Distribution and Service (12b-1) Fee(6)      0.50%     1.00%     1.00%
-----------------------------------------------------------------------
Other Expenses                               0.19%     0.19%     0.19%
-----------------------------------------------------------------------
Total Fund Operating Expenses                1.29%     1.79%     1.79%
-----------------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(6)    -0.37%    -0.12%    -0.12%
-----------------------------------------------------------------------
Net Fund Operating Expenses(6)               0.92%     1.67%     1.67%
-----------------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. After February 1, 2007, a contingent deferred sales charge ("CDSC") is applicable to redemptions within two years of purchase for investments of $1 million or more. See "Distribution Arrangements."

(3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.48% for the period from February 1, 2007 through January 31, 2008. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.

RISK/RETURN SUMMARY AND FUND EXPENSES          INTERMEDIATE U.S. GOVERNMENT FUND



  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE




                                          1        3          5         10
INTERMEDIATE U.S. GOVERNMENT FUND       YEAR     YEARS      YEARS      YEARS


CLASS A SHARES                          $663      $926     $1,208     $2,011
-----------------------------------------------------------------------------
CLASS B SHARES
Assuming Redemption                     $570      $852     $1,058     $1,964
Assuming No Redemption                  $170      $552     $  958     $1,964
-----------------------------------------------------------------------------
CLASS C SHARES
Assuming Redemption                     $170      $552     $  958     $2,095
Assuming No Redemption                  $170      $552     $  958     $2,095
-----------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                     TOTAL RETURN BOND FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks a high level of current income and a competitive total return.

PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in a diversified portfolio of bonds, including: securities issued or guaranteed by the U.S.
                      government, its agencies or instrumentalities, corporate
                      bonds, asset-backed securities, mortgage-backed securities, including commercial mortgage-backed securities, and
                      convertible securities. The Fund will invest the portion of its assets invested in corporate bonds primarily in
                      investment grade corporate bonds. The Fund may invest up to
                      25% of its total assets in bonds that are below investment grade, which are commonly referred to as "high yield" or
                      "junk" bonds, and/or foreign and emerging market bonds.

                      In managing the portfolio, the portfolio manager uses a "top down" investment management approach focusing on interest
                      rate risk, allocation among sectors, credit risk, and
                      individual securities selection. The portfolio manager
                      employs a proprietary regression model which provides an
                      indication of the trend in interest rates, either rising or falling, over a three month forward looking horizon enabling the firm to position its portfolios relative to the benchmark in terms of duration. For yield curve management, in addition to the trend in interest rates, other factors such as future inflation expectations, supply factors, and forward curve
                      analysis are considered. Sector weightings are driven by a combination of the firm's macro view on interest rates and volatility as well as relative spread analysis. Utilizing
                      fundamental analysis the portfolio manager then selects
                      individual securities consistent with the target by looking for the best relative values within particular sectors. The analysis incudes an attempt to understand the structure and embedded features of potential securities. Features that are analyzed include puts, calls, sinking fund requirements,
                      prepayment and extension risk, and individual company
                      financial data for potential corporate holdings. Scenario
                      analysis is the primary tool employed for these assessments.

                      The Fund may also invest in certain other debt securities and certain derivatives in addition to those investments
                      described above. For a more complete description of the
                      various securities in which the Fund may invest, please see
                      Additional Investment Strategies and Risks on page 107 or
                      consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES                     TOTAL RETURN BOND FUND


                       RISK/RETURN SUMMARY
                       CONTINUED



PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt securities such as bonds. The lower a security's rating, the greater its credit risk.

                      INCOME RISK: The possibility that the Fund's income will
                      decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                      PREPAYMENT/CALL RISK: If a significant number of the
                      mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer
                      will "call" -- or repay -- higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in
                      bonds that pay lower interest rates. Rapid changes in
                      prepayment and call rates can cause bond prices and yields to be volatile.

                      ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e.
                      interest rate sensitivity) and potentially reduce the value of these securities.

                      HIGH-YIELD/HIGH-RISK DEBT SECURITIES: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities.

                      FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities.
                      Foreign securities may be adversely affected by myriad
                      factors, including currency fluctuations and social, economic or political instability. These risks are particularly
                      pronounced for emerging markets.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 107.


RISK/RETURN SUMMARY AND FUND EXPENSES                     TOTAL RETURN BOND FUND


  The chart and table on this page show how the Total Return Bond Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers Aggregate Index, an index that covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Of course, past performance does not indicate how the Fund will perform in the future.

  The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR CLASS A SHARES(1)

          (in percents)




2000                                                        10.37
01                                                           6.93
02                                                           7.53
03                                                           6.76
04                                                           3.85
05                                                           1.54
06                                                           3.96



The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

          Best quarter:                        4.71%                   9/30/02
          Worst quarter:                      -3.19%                   6/30/04



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)





                                      1 YEAR  5 YEARS  SINCE INCEPTION(3)

------------------------------------------------------------------------

 CLASS A SHARES (with 5.75% Sales
 Charge)(2)                                                 (12/2/99)
                                      ----------------------------------
    RETURN BEFORE TAXES                -1.99%   3.48%          4.76%
                                      ----------------------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS                     -3.51%   1.78%          2.77%
                                      ----------------------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS AND SALE OF FUND
     SHARES                            -1.32%   1.96%          2.86%
------------------------------------------------------------------------
 CLASS B SHARES (with applicable
 Contingent Deferred Sales Charge)                          (12/2/99)
                                      ----------------------------------
    RETURN BEFORE TAXES                -0.72%   3.77%          4.87%
------------------------------------------------------------------------
 CLASS C SHARES (with applicable
 Contingent Deferred Sales Charge)                          (12/2/99)
                                      ----------------------------------
    RETURN BEFORE TAXES                 3.18%   3.94%          4.89%
------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                    4.33%   5.06%          6.30%(4)
------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class B Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares.

(4) Since 11/30/99.

RISK/RETURN SUMMARY AND FUND EXPENSES                     TOTAL RETURN BOND FUND



  As an investor in the Total Return Bond Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

  ------------------------------------------------------------------------------
  CONTINGENT DEFERRED SALES CHARGE

  Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

  ------------------------------------------------------------------------------

                                 FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES           CLASS A   CLASS B   CLASS C
(FEES PAID BY YOU DIRECTLY)(1)              SHARES    SHARES    SHARES

Maximum Sales Charge (load) on Purchases   5.75%(2)     None      None
-----------------------------------------------------------------------
Maximum Deferred Sales Charge (load)          None   5.00%(3)    1.00%(4)
-----------------------------------------------------------------------
Redemption Fee(5)                             None      None      None

ANNUAL FUND OPERATING EXPENSES             CLASS A   CLASS B   CLASS C
(FEES PAID FROM FUND ASSETS)                SHARES    SHARES    SHARES

Management Fee(6)                            0.60%     0.60%     0.60%
-----------------------------------------------------------------------
Distribution and Service (12b-1) Fee(6)      0.50%     1.00%     1.00%
-----------------------------------------------------------------------
Other Expenses                               0.19%     0.19%     0.19%
-----------------------------------------------------------------------
Total Fund Operating Expenses                1.29%     1.79%     1.79%
-----------------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(6)    -0.37%    -0.12%    -0.12%
-----------------------------------------------------------------------
Net Fund Operating Expenses(6)               0.92%     1.67%     1.67%
-----------------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. After February 1, 2007, a contingent deferred sales charge ("CDSC") is applicable to redemptions within two years of purchase for investments of $1 million or more. See "Distribution Arrangements."

(3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.48% for the period from February 1, 2007 through January 31, 2008. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.

RISK/RETURN SUMMARY AND FUND EXPENSES                     TOTAL RETURN BOND FUND



  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE




                                          1        3          5         10
TOTAL RETURN BOND FUND                  YEAR     YEARS      YEARS      YEARS


CLASS A SHARES                          $663      $926     $1,208     $2,011
-----------------------------------------------------------------------------
CLASS B SHARES
Assuming Redemption                     $570      $852     $1,058     $1,964
Assuming No Redemption                  $170      $552     $  958     $1,964
-----------------------------------------------------------------------------
CLASS C SHARES
Assuming Redemption                     $170      $552     $  958     $2,095
Assuming No Redemption                  $170      $552     $  958     $2,095
-----------------------------------------------------------------------------

  RISK/RETURN SUMMARY AND FUND EXPENSES  KENTUCKY INTERMEDIATE TAX-FREE
  FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks current income exempt from federal and
                      Kentucky income taxes consistent with preservation of capital.


PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in municipal securities of the
                      Commonwealth of Kentucky and its political subdivisions, that provide income exempt from both federal personal income tax and Kentucky personal income tax. The Fund invests in
                      Kentucky municipal securities only if they are "investment grade" (rated at the time of purchase in one of the four
                      highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.

                      In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on
                      interest rates and credit quality. The portfolio manager
                      sets, and continually adjusts, a target for the interest rate sensitivity of the Fund's portfolio based on expectations
                      about interest rate movements. The portfolio manager then
                      selects securities consistent with this target based on their individual characteristics.

                      The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see
                      Additional Investment Strategies and Risks on page 107 or consult the SAI.


PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                      STATE-SPECIFIC RISK: By concentrating its investments in
                      securities issued by Kentucky and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in Kentucky than funds that are more geographically
                      diversified.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt
                      securities, such as bonds. The lower a security's rating, the greater its credit risk.

                      NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's
                      portfolio may be more sensitive to changes in the market
                      value of a single issuer or industry.

                      CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

                      ESTIMATED MATURITY RISK: The possibility that an underlying obligor will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

                      INCOME RISK: The possibility that the Fund's income will
                      decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                      COUNTER-PARTY RISK: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                      Additional Investment Strategies and Risks on page 107 or consult the SAI.

  RISK/RETURN SUMMARY AND FUND EXPENSES  KENTUCKY INTERMEDIATE TAX-FREE
  FUND


  The chart and table on this page show how the Kentucky Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR CLASS A SHARES(1)

          (in percents)




2004                                                        2.29
2005                                                        1.03
2006                                                        4.09



The performance information shown above is based on a calendar year.

          Best quarter:                       3.34%                    9/30/06
          Worst quarter:                     -2.21%                    6/30/04



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)




                                           1 YEAR  SINCE INCEPTION

                                         --------------------------

 CLASS A SHARES (with 3.00% sales
 charge)(2)                                            (2/24/03)
                                         --------------------------
    RETURN BEFORE TAXES                     0.97%         2.61%
                                         --------------------------
    RETURN AFTER TAXES ON DISTRIBUTIONS     0.97%         2.61%
                                         --------------------------
    RETURN AFTER TAXES ON DISTRIBUTIONS
     AND SALE OF FUNDS SHARES               1.71%         2.68%
-----------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
 INDEX  (reflects no deductions for
 fees, expenses or taxes)                   3.98%         3.40%(3)
-----------------------------------------------------------------



(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 2/28/03.

  RISK/RETURN SUMMARY AND FUND EXPENSES  KENTUCKY INTERMEDIATE TAX-FREE
  FUND



  As an investor in the Kentucky Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES           CLASS A
(FEES PAID BY YOU DIRECTLY)(1)              SHARES

Maximum Sales Charge (load)
on Purchases                                 3.00%(2)
---------------------------------------------------
Maximum Deferred Sales Charge (load)          None
---------------------------------------------------
Redemption Fee(3)                             None

ANNUAL FUND OPERATING EXPENSES             CLASS A
(FEES PAID FROM FUND ASSETS)                SHARES

Management Fee(4)                            0.60%
---------------------------------------------------
Distribution and Service  (12b-1) Fee(4)     0.50%
---------------------------------------------------
Other Expenses                               0.27%
---------------------------------------------------

Total Fund Operating Expenses                1.37%
---------------------------------------------------
  Fee Waiver or Expense Reimbursement(4)    -0.45%
---------------------------------------------------
Net Fund Operating Expenses(4)               0.92%
---------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. After February 1, 2007, a contingent deferred sales charge ("CDSC") is applicable to redemptions within two years of purchase for investments of $1 million or more. See "Distribution Arrangements."

(3) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(4) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.40% for the period from February 1, 2007 through January 31, 2008. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.

  RISK/RETURN SUMMARY AND FUND EXPENSES  KENTUCKY INTERMEDIATE TAX-FREE
  FUND



  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE




KENTUCKY INTERMEDIATE  TAX-FREE           1        3         5         10
FUND                                    YEAR     YEARS     YEARS      YEARS


CLASS A SHARES                          $391      $678      $986     $1,859
----------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES        MARYLAND INTERMEDIATE TAX-FREE FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks current income exempt from federal and
                      Maryland income taxes consistent with preservation of capital.

PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in municipal securities of the State of
                      Maryland and its political subdivisions, that provide income exempt from both federal personal income tax and Maryland
                      personal income tax. The Fund invests in Maryland municipal securities only if they are "investment grade" (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average
                      duration of 3.5 to 8 years.

                      In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on
                      interest rates and credit quality. The portfolio manager
                      sets, and continually adjusts, a target for the interest rate sensitivity of the Fund's portfolio based on expectations
                      about interest rate movements. The portfolio manager then
                      selects securities consistent with this target based on their individual characteristics.

                      The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see
                      Additional Investment Strategies and Risks on page 107 or consult the SAI.

PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                      STATE-SPECIFIC RISK: By concentrating its investments in
                      securities issued by Maryland and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in Maryland than funds that are more geographically
                      diversified.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt
                      securities, such as bonds. The lower a security's rating, the greater its credit risk.

                      NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's
                      portfolio may be more sensitive to changes in the market
                      value of a single issuer or industry.

                      CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

                      ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e.
                      interest rate sensitivity) and potentially reduce the value of these securities.

                      INCOME RISK: The possibility that the Fund's income will
                      decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                      COUNTER-PARTY RISK: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                      Additional Investment Strategies and Risks on page 107 or consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES        MARYLAND INTERMEDIATE TAX-FREE FUND


  The chart and table on this page show how the Maryland Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR CLASS A SHARES(1)

          (in percents)




2004                                                        2.14
2005                                                        1.38
2006                                                        4.09



The performance information shown above is based on a calendar year.

          Best quarter:                       3.53%                    9/30/06
          Worst quarter:                     -2.28%                    6/30/04



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)




                                         1 YEAR  SINCE INCEPTION

                                       --------------------------

 CLASS A SHARES (with 3.00% sales
 charge)(2)                                          (2/24/03)
                                       --------------------------
    RETURN BEFORE TAXES                   0.96%         2.22%
                                       --------------------------
    RETURN AFTER TAXES ON DISTRIBUTIONS   0.96%         2.22%
                                       --------------------------
    RETURN AFTER TAXES ON DISTRIBUTIONS
     AND SALE OF FUNDS SHARES             1.63%         2.29%
---------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                       3.98%         3.40%(3)
---------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 2/28/03.

RISK/RETURN SUMMARY AND FUND EXPENSES        MARYLAND INTERMEDIATE TAX-FREE FUND



  As an investor in the Maryland Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES           CLASS A
(FEES PAID BY YOU DIRECTLY)(1)              SHARES

Maximum Sales Charge (load)
on Purchases                                 3.00%(2)
---------------------------------------------------
Maximum Deferred Sales Charge (load)          None
---------------------------------------------------
Redemption Fee(3)                             None

ANNUAL FUND OPERATING EXPENSES             CLASS A
(FEES PAID FROM FUND ASSETS)                SHARES

Management Fee(4)                            0.60%
---------------------------------------------------
Distribution and Service  (12b-1) Fee(4)     0.50%
---------------------------------------------------
Other Expenses                               0.30%
---------------------------------------------------
Acquired Fund Fees and Expenses(5)           0.01%
---------------------------------------------------
Total Fund Operating Expenses                1.41%
---------------------------------------------------
  Fee Waiver or Expense Reimbursement(4)    -0.55%
---------------------------------------------------
Net Fund Operating Expenses(4)               0.86%
---------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. After February 1, 2007, a contingent deferred sales charge ("CDSC") is applicable to redemptions within two years of purchase for investments of $1 million or more. See "Distribution Arrangements."

(3) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(4) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.30% for the period from February 1, 2007 through January 31, 2008. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.

(5) Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund's Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

RISK/RETURN SUMMARY AND FUND EXPENSES        MARYLAND INTERMEDIATE TAX-FREE FUND



  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE




MARYLAND INTERMEDIATE           1        3         5         10
TAX-FREE FUND                 YEAR     YEARS     YEARS      YEARS


CLASS A SHARES                $385      $680      $997     $1,894
------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES  NORTH CAROLINA INTERMEDIATE TAX-FREE FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks current income exempt from federal and North
                      Carolina income taxes consistent with preservation of capital.

PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in municipal securities of the State of
                      North Carolina and its political subdivisions, that provide income exempt from both federal personal income tax and North
                      Carolina personal income tax. The Fund invests in North
                      Carolina municipal securities only if they are "investment grade" (rated at the time of purchase in one of the four
                      highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.

                      In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on
                      interest rates and credit quality. The portfolio manager
                      sets, and continually adjusts, a target for the interest rate sensitivity of the Fund's portfolio based on expectations
                      about interest rate movements. The portfolio manager then
                      selects securities consistent with this target based on their individual characteristics.

                      The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see
                      Additional Investment Strategies and Risks on page 107 or consult the SAI.

PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                      STATE-SPECIFIC RISK: By concentrating its investments in securities issued by North Carolina and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in North Carolina than funds that are more geographically diversified.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt
                      securities, such as bonds. The lower a security's rating, the greater its credit risk.

                      NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's
                      portfolio may be more sensitive to changes in the market
                      value of a single issuer or industry.

                      CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

                      ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e.
                      interest rate sensitivity) and potentially reduce the value of these securities.

                      INCOME RISK: The possibility that the Fund's income will
                      decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                      COUNTER-PARTY RISK: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                      Additional Investment Strategies and Risks on page 107 or consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES  NORTH CAROLINA INTERMEDIATE TAX-FREE FUND


  The chart and table on this page show how the North Carolina Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR CLASS A SHARES(1)

          (in percents)




1997                                                         6.36
98                                                           5.19
99                                                          -2.21
2000                                                         9.26
01                                                           4.66
02                                                           8.91
03                                                           3.15
04                                                           2.13
05                                                           1.42
06                                                           4.00



The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

          Best quarter:                       4.03%                    6/30/02
          Worst quarter:                     -2.35%                    6/30/04



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)




                                   1 YEAR  5 YEARS  10 YEARS  SINCE INCEPTION

                                 ---------------------------------------------

 CLASS A SHARES (with 3.00%
 Sales Charge)(2)                                                (10/16/92)
                                 ---------------------------------------------
    RETURN BEFORE TAXES             0.87%    3.25%    3.92%          3.96%
                                 ---------------------------------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS                  0.85%    3.18%    3.85%          3.91%
                                 ---------------------------------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS AND SALE OF
     FUND SHARES                    1.77%    3.25%    3.86%          3.90%
----------------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL
 BOND INDEX
 (reflects no deductions for
 fees, expenses, or taxes)          3.98%    4.89%    5.22%          5.65%(3)
----------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 10/31/92.

RISK/RETURN SUMMARY AND FUND EXPENSES  NORTH CAROLINA INTERMEDIATE TAX-FREE FUND



  As an investor in the North Carolina Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES           CLASS A
(FEES PAID BY YOU DIRECTLY)(1)              SHARES

Maximum Sales Charge (load)
on Purchases                                 3.00%(2)
---------------------------------------------------
Maximum Deferred Sales Charge (load)          None
---------------------------------------------------
Redemption Fee(3)                             None

ANNUAL FUND OPERATING EXPENSES             CLASS A
(FEES PAID FROM FUND ASSETS)                SHARES

Management Fee(4)                            0.60%
---------------------------------------------------
Distribution and Service  (12b-1) Fee(4)     0.50%
---------------------------------------------------
Other Expenses                               0.20%
---------------------------------------------------
Total Fund Operating Expenses                1.30%
---------------------------------------------------
  Fee Waiver or Expense Reimbursement(4)    -0.40%
---------------------------------------------------
Net Fund Operating Expenses(4)               0.90%
---------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. After February 1, 2007, a contingent deferred sales charge ("CDSC") is applicable to redemptions within two years of purchase for investments of $1 million or more. See "Distribution Arrangements."

(3) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(4) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.45% for the period from February 1, 2007 through January 31, 2008. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.

RISK/RETURN SUMMARY AND FUND EXPENSES  NORTH CAROLINA INTERMEDIATE TAX-FREE FUND



  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE




NORTH CAROLINA INTERMEDIATE          1        3         5         10
TAX-FREE FUND                      YEAR     YEARS     YEARS      YEARS


CLASS A SHARES                     $389      $661      $954     $1,787
-----------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES  SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks current income exempt from federal and South
                      Carolina income taxes consistent with preservation of capital.

PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in municipal securities of the State of
                      South Carolina and its political subdivisions that provide income exempt from both federal personal income tax and South
                      Carolina personal income tax. The Fund invests in South
                      Carolina municipal securities only if they are "investment grade" (rated at the time of purchase in one of the four
                      highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.

                      In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on
                      interest rates and credit quality. The portfolio manager
                      sets, and continually adjusts, a target for the interest rate sensitivity of the Fund's portfolio based on expectations
                      about interest rate movements. The portfolio manager then
                      selects securities consistent with this target based on their individual characteristics.

                      The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see
                      Additional Investment Strategies and Risks on page 107 or consult the SAI.

PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                      STATE-SPECIFIC RISK: By concentrating its investments in securities issued by South Carolina and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in South Carolina than funds that are more geographically diversified.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt
                      securities, such as bonds. The lower a security's rating, the greater its credit risk.

                      NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's
                      portfolio may be more sensitive to changes in the market
                      value of a single issuer or industry.

                      CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

                      ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e.
                      interest rate sensitivity) and potentially reduce the value of these securities.

                      INCOME RISK: The possibility that the Fund's income will
                      decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                      COUNTER-PARTY RISK: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.
                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                      Additional Investment Strategies and Risks on page 107 or consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES  SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND


  The chart and table on this page show how the South Carolina Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR CLASS A SHARES(1)

          (in percents)




1998                                                         5.29
99                                                          -2.72
2000                                                         9.31
01                                                           4.79
02                                                           9.09
03                                                           3.55
04                                                           2.53
05                                                           1.24
06                                                           3.49



The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

          Best quarter:                       4.07%                    6/30/02
          Worst quarter:                     -2.42%                    6/30/99



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)





                                        1 YEAR  5 YEARS  SINCE INCEPTION

                                      -----------------------------------

 CLASS A SHARES (with 3.00% Sales
 Charge)(2)                                                 (10/20/97)
                                      -----------------------------------
    RETURN BEFORE TAXES                  0.38%   3.31%          3.89%
                                      -----------------------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS                       0.36%   3.22%          3.81%
                                      -----------------------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS AND SALE OF FUND
     SHARES                              1.44%   3.31%          3.82%
-----------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
 INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                     3.98%   4.89%          5.04%(3)
-----------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 10/31/97.

RISK/RETURN SUMMARY AND FUND EXPENSES  SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND



  As an investor in the South Carolina Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES           CLASS A
(FEES PAID BY YOU DIRECTLY)(1)              SHARES

Maximum Sales Charge (load) on Purchases     3.00%(2)
---------------------------------------------------
Maximum Deferred Sales Charge (load)          None
---------------------------------------------------
Redemption Fee(3)                             None

ANNUAL FUND OPERATING EXPENSES             CLASS A
(FEES PAID FROM FUND ASSETS)()              SHARES

Management Fee(4)                            0.60%
---------------------------------------------------
Distribution and Service (12b-1) Fee(4)      0.50%
---------------------------------------------------
Other Expenses                               0.26%
---------------------------------------------------
Total Fund Operating Expenses                1.36%
---------------------------------------------------
  Fee Waiver or Expense Reimbursement(4)    -0.40%
---------------------------------------------------
Net Fund Operating Expenses(4)               0.96%
---------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. After February 1, 2007, a contingent deferred sales charge ("CDSC") is applicable to redemptions within two years of purchase for investments of $1 million or more. See "Distribution Arrangements."

(3) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(4) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.45% for the period from February 1, 2007 through January 31, 2008. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.

RISK/RETURN SUMMARY AND FUND EXPENSES  SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND



  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE




SOUTH CAROLINA INTERMEDIATE               1        3         5         10
TAX-FREE FUND                           YEAR     YEARS     YEARS      YEARS


CLASS A SHARES                          $395      $680      $985     $1,852
----------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES        VIRGINIA INTERMEDIATE TAX-FREE FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks current income exempt from federal and
                      Virginia income taxes consistent with preservation of capital.

PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in municipal securities of the
                      Commonwealth of Virginia and its political subdivisions that provide income exempt from both federal personal income tax and Virginia personal income tax. The Fund invests in
                      Virginia municipal securities only if they are "investment grade" (rated at the time of purchase in one of the four
                      highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.

                      In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on
                      interest rates and credit quality. The portfolio manager
                      sets, and continually adjusts, a target for the interest rate sensitivity of the Fund's portfolio based on expectations
                      about interest rate movements. The portfolio manager then
                      selects securities consistent with this target based on their individual characteristics.

                      The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see
                      Additional Investment Strategies and Risks on page 107 or consult the SAI.

PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                      STATE-SPECIFIC RISK: By concentrating its investments in
                      securities issued by Virginia and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in Virginia than funds that are more geographically
                      diversified.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt
                      securities, such as bonds. The lower a security's rating, the greater its credit risk.

                      NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's
                      portfolio may be more sensitive to changes in the market
                      value of a single issuer or industry.

                      CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

                      ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e.
                      interest rate sensitivity) and potentially reduce the value of these securities.

                      INCOME RISK: The possibility that the Fund's income will
                      decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                      COUNTER-PARTY RISK: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                      Additional Investment Strategies and Risks on page 107 or consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES        VIRGINIA INTERMEDIATE TAX-FREE FUND


  The chart and table on this page show how the Virginia Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR CLASS A SHARES(1)

          (in percents)




2000                                                        9.74
01                                                          4.52
02                                                          8.90
03                                                          3.47
04                                                          2.02
05                                                          1.29
06                                                          3.52



The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

          Best quarter:                       3.86%                    9/30/02
          Worst quarter:                     -2.15%                    6/30/04



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)





                                      1 YEAR  5 YEARS  SINCE INCEPTION

                                    -----------------------------------

 CLASS A SHARES (with 3.00% Sales
 Charge)(2)                                                (5/17/99)
                                    -----------------------------------
    RETURN BEFORE TAXES                0.43%    3.18%         3.77%
                                    -----------------------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS                     0.40%    3.10%         3.71%
                                    -----------------------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS AND SALE OF FUND
     SHARES                            1.53%    3.19%         3.75%
---------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL
 BOND INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                   3.98%    4.89%         4.98%(3)
---------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 5/31/99.

RISK/RETURN SUMMARY AND FUND EXPENSES        VIRGINIA INTERMEDIATE TAX-FREE FUND



  As an investor in the Virginia Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES           CLASS A
(FEES PAID BY YOU DIRECTLY)(1)              SHARES

Maximum Sales Charge (load) on Purchases     3.00%(2)
---------------------------------------------------
Maximum Deferred Sales Charge (load)          None
---------------------------------------------------
Redemption Fee(3)                             None

ANNUAL FUND OPERATING EXPENSES             CLASS A
(FEES PAID FROM FUND ASSETS)                SHARES

Management Fee(4)                            0.60%
---------------------------------------------------
Distribution and Service  (12b-1) Fee(4)     0.50%
---------------------------------------------------
Other Expenses                               0.20%
---------------------------------------------------
Total Fund Operating Expenses                1.30%
---------------------------------------------------
  Fee Waiver or Expense Reimbursement(4)    -0.40%
---------------------------------------------------
Net Fund Operating Expenses(4)               0.90%
---------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. After February 1, 2007, a contingent deferred sales charge ("CDSC") is applicable to redemptions within two years of purchase for investments of $1 million or more. See "Distribution Arrangements."

(3) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(4) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.45% for the period from February 1, 2007 through January 31, 2008. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.

RISK/RETURN SUMMARY AND FUND EXPENSES        VIRGINIA INTERMEDIATE TAX-FREE FUND



  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE




VIRGINIA INTERMEDIATE           1        3         5         10
TAX-FREE FUND                 YEAR     YEARS     YEARS      YEARS


CLASS A SHARES                $389      $661      $954     $1,787
------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES   WEST VIRGINIA INTERMEDIATE TAX-FREE FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks current income exempt from federal and West
                      Virginia income taxes consistent with preservation of capital.


PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in municipal securities of West
                      Virginia and its political subdivisions that provide income exempt from both federal personal income tax and West
                      Virginia personal income tax. The Fund invests in West
                      Virginia municipal securities only if they are "investment grade" (rated at the time of purchase in one of the four
                      highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.

                      In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on
                      interest rates and credit quality. The portfolio manager
                      sets, and continually adjusts, a target for the interest rate sensitivity of the Fund's portfolio based on expectations
                      about interest rate movements. The portfolio manager then
                      selects securities consistent with this target based on their individual characteristics.

                      The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see
                      Additional Investment Strategies and Risks on page 107 or consult the SAI.


PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                      STATE-SPECIFIC RISK: By concentrating its investments in securities issued by West Virginia and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in West Virginia than funds that are more geographically diversified.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt
                      securities, such as bonds. The lower a security's rating, the greater its credit risk.

                      NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's
                      portfolio may be more sensitive to changes in the market
                      value of a single issuer or industry.

                      CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

                      ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e.
                      interest rate sensitivity) and potentially reduce the value of these securities.

                      INCOME RISK: The possibility that the Fund's income will
                      decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                      COUNTER-PARTY RISK: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                      Additional Investment Strategies and Risks on page 107 or consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES   WEST VIRGINIA INTERMEDIATE TAX-FREE FUND


  The chart and table on this page show how the West Virginia Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31  FOR CLASS A SHARES(1,2)

          (in percents)




1997                                                         8.84
98                                                           5.98
99                                                          -3.13
2000                                                        11.05
01                                                           3.51
02                                                           8.97
03                                                           3.77
04                                                           2.30
05                                                           2.07
06                                                           4.16



The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

          Best quarter:                       4.69%                   12/31/00
          Worst quarter:                     -2.05%                    6/30/04



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1,2)





                                           1 YEAR  5 YEARS  10 YEARS  SINCE INCEPTION

                                         ---------------------------------------------

 CLASS A SHARES (with 3.00% sales
 charge)(3)                                                              (12/17/93)
                                         ---------------------------------------------
    RETURN BEFORE TAXES                     1.05%   3.60%     4.25%        4.30%
                                         ---------------------------------------------
    RETURN AFTER TAXES ON DISTRIBUTIONS     1.00%   3.42%     4.11%        4.19%
                                         ---------------------------------------------
    RETURN AFTER TAXES ON DISTRIBUTIONS
     AND SALE OF FUND SHARES                2.04%   3.52%     4.17%        4.24%
------------------------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                         3.98%   4.89%     5.22%       5.17%(4)
------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30 day yield, call 1-800-228-1872.

(2) Performance data includes the performance of the OVB West Virginia Tax-Exempt Income Portfolio for the period prior to its consolidation with the BB&T West Virginia Intermediate Tax-Free Fund on July 23, 2001.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) Since 12/31/93.

RISK/RETURN SUMMARY AND FUND EXPENSES   WEST VIRGINIA INTERMEDIATE TAX-FREE FUND



  As an investor in the West Virginia Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES (FEES     CLASS A
PAID BY YOU DIRECTLY)(1)                    SHARES

Maximum Sales Charge (load) on Purchases     3.00%(2)
---------------------------------------------------
Maximum Deferred Sales Charge (load)          None
---------------------------------------------------
Redemption Fee(3)                             None

ANNUAL FUND OPERATING EXPENSES (FEES       CLASS A
PAID FROM FUND ASSETS)                      SHARES

Management Fee                               0.45%
---------------------------------------------------
Distribution and Service (12b-1) Fee         0.25%
---------------------------------------------------
Other Expenses                               0.20%
---------------------------------------------------
Total Fund Operating Expenses                0.90%
---------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. After February 1, 2007, a contingent deferred sales charge ("CDSC") is applicable to redemptions within two years of purchase for investments of $1 million or more. See "Distribution Arrangements."

(3) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

RISK/RETURN SUMMARY AND FUND EXPENSES   WEST VIRGINIA INTERMEDIATE TAX-FREE FUND



  Use the table at right to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the Fund's operating expenses


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE




WEST VIRGINIA INTERMEDIATE           1        3         5         10
TAX-FREE FUND                      YEAR     YEARS     YEARS      YEARS


CLASS A SHARES                     $389      $578      $784     $1,375
-----------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                                   OVERVIEW


                       MONEY MARKET FUNDS



                      These Funds seek current income with liquidity and stability of principal by investing primarily in short-term debt securities. The Funds seek to maintain a stable price of $1.00 per share.

                      Consider investing in these Funds if you are:
WHO MAY WANT TO
INVEST

                        - seeking preservation of capital

                        - investing short-term reserves

                        - willing to accept lower potential returns in exchange for a higher degree of safety

                      These Funds may not be appropriate if you are:

                        - seeking high total return

                        - pursuing a long-term goal or investing for retirement

RISK/RETURN SUMMARY AND FUND EXPENSES        NATIONAL TAX-FREE MONEY MARKET FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks to provide dividend income exempt from federal regular income tax consistent with stability of principal.


PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in a portfolio of short-term, high-
                      quality, tax-exempt securities. Issuers include states and political subdivisions, industrial and economic development authorities, school and college authorities, housing
                      authorities, healthcare facility authorities, municipal
                      utilities, transportation authorities and other public
                      agencies. The Fund will invest its assets so that, normally, distributions of annual interest income are exempt from
                      federal regular income tax.

                      The Fund will maintain a dollar-weighted average maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.

                      For a more complete description of the securities in which the Fund may invest, please see Additional Investment
                      Strategies and Risks on page 107 or consult the SAI.

                      Your investment in the Fund may be subject to the following
PRINCIPAL INVESTMENT  principal risks:
RISKS
                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt
                      securities, such as bonds. The lower a security's rating, the greater its credit risk.

                      TAX RISK: The risk that the issuer of the securities will fail to comply with certain requirements of the Internal
                      Revenue Code, which would cause adverse tax consequences.

                      For more information about these risks, please see Additional
                      Investment Strategies and Risks on page 107 or consult the
                      SAI.

                      AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION
                      OF BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, THEIR
                      AFFILIATES, OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED
                      BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                      GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE
                      VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO
                      LOSE MONEY BY INVESTING IN THE FUND.

RISK/RETURN SUMMARY AND FUND EXPENSES        NATIONAL TAX-FREE MONEY MARKET FUND


  This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund has recently commenced operations and does not yet have a full calendar year of operations, the bar chart and table are not shown.

RISK/RETURN SUMMARY AND FUND EXPENSES        NATIONAL TAX-FREE MONEY MARKET FUND



  As an investor in the National Tax-Free Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

  ------------------------------------------------------------------------------
  CONTINGENT DEFERRED SALES CHARGE

  Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

  ------------------------------------------------------------------------------

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES           CLASS A   CLASS B   CLASS C
(FEES PAID BY YOU DIRECTLY)(1)              SHARES    SHARES    SHARES

Maximum Sales Charge (load) on Purchases      None      None      None
-----------------------------------------------------------------------
Maximum Deferred Sales Charge (load)          None   5.00%(2)    1.00%(3)
-----------------------------------------------------------------------
Redemption Fee(4)                             None      None      None

ANNUAL FUND OPERATING EXPENSES(5)          CLASS A   CLASS B   CLASS C
(FEES PAID FROM FUND ASSETS)                SHARES    SHARES    SHARES

Management Fee(5)                            0.25%     0.25%     0.25%
-----------------------------------------------------------------------
Distribution and Service (12b-1) Fee(5)      0.50%     1.00%     1.00%
-----------------------------------------------------------------------
Other Expenses(6)                            0.20%     0.20%     0.20%
-----------------------------------------------------------------------
Total Annual Fund Operating Expenses(5)      0.95%     1.45%     1.45%
-----------------------------------------------------------------------
  Fee Waivers or
  Expense/Reimbursement(5)                  -0.30%    -0.05%    -0.05%
-----------------------------------------------------------------------
Net Fund Operating Expenses(5)               0.65%     1.40%     1.40%
-----------------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Fund.

(2) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(3) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(4) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(5) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.20% for the period from February 1, 2007 through January 31, 2008. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.

(6) Other expenses are based on estimated amounts for the current fiscal year.

RISK/RETURN SUMMARY AND FUND EXPENSES        NATIONAL TAX-FREE MONEY MARKET FUND



  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.



                                 EXPENSE EXAMPLE




NATIONAL TAX-FREE MONEY         1        3
MARKET FUND                   YEAR     YEARS

CLASS A SHARES                $ 66      $273
-----------------------------------------------------
CLASS B SHARES
Assuming Redemption           $543      $754
Assuming No Redemption        $145      $456
-----------------------------------------------------
CLASS C SHARES
Assuming Redemption           $145      $456
Assuming No Redemption        $145      $456
-----------------------------------------------------


RISK/RETURN SUMMARY AND FUND EXPENSES                    PRIME MONEY MARKET FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and
                      stability of principal.


PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests only in U.S. dollar-
STRATEGIES            denominated, "high-quality" short-term debt securities,
                      including the following:

                        - Obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets
                          in excess of $1 billion (including obligations of foreign
                          branches of such banks);

                        - High-quality commercial paper and other obligations
                          issued or guaranteed by U.S. and foreign corporations and
                          other issuers including corporate debt securities that
                          the issuer or a third party, such as a dealer or bank,
                          must repay on demand;

                        - Asset-backed securities;

                        - Securities issued or guaranteed as to principal and
                          interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts;

                        - Securities issued or guaranteed by foreign governments or their political subdivisions, agencies or
                          instrumentalities;

                        - Funding agreements issued by highly-rated U.S. insurance companies;

                        - Securities issued or guaranteed by state or local
                          government bodies; and

                        - Repurchase agreements relating to the above instruments.

                      "High-quality" debt securities are those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two NRSROs (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's
                      Corporation and "P-1" or "P-2" by Moody's Investors Service,
                      Inc.); or (ii) are single rated and have received one of the two highest short-term ratings by an NRSRO; or (iii) if unrated, are determined by the Sub-Adviser to be of comparable quality.

                      When selecting securities for the Fund's portfolio, the
                      portfolio manager first considers safety of principal and the quality of an investment. The portfolio manager then focuses on generating a high level of income. The portfolio manager generally evaluates investments based on interest rate
                      sensitivity selecting those securities whose maturities fit the Fund's interest rate sensitivity target and which the
                      portfolio manager believes to be the best relative values.

                      The Fund will maintain an average weighted portfolio maturity of 90 days or less and will limit the maturity of each
                      security in its portfolio to 397 days or less.

                      For a more complete description of the securities in which the Fund may invest, please see Additional Investment
                      Strategies and Risks on page 107 or consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES                    PRIME MONEY MARKET FUND


                       RISK/RETURN SUMMARY
                       CONTINUED




PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INTEREST RATE RISK: The possibility that the value of the
                      Fund's investments will decline due to an increase in
                      interest rates or that the Fund's yield will decrease due to a decrease in interest rates. Interest rate risk is generally high for longer-term debt securities and low for shorter-term debt securities.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt securities such as bonds. The lower a security's rating, the greater its credit risk.

                      PREPAYMENT/CALL RISK: If a significant number of the
                      mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer
                      will "call" -- or repay -- higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in
                      bonds that pay lower interest rates. Rapid changes in
                      prepayment and call rates can cause bond prices and yields to be volatile.

                      FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities.
                      Foreign securities may be adversely affected by myriad
                      factors, including currency fluctuations and social, economic or political instability.

                      For more information about these risks, please see Additional
                      Investment Strategies and Risks on page 107.

                      AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION
                      OF BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, THEIR
                      AFFILIATES, OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED
                      BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                      GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE
                      VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO
                      LOSE MONEY BY INVESTING IN THE FUND.

RISK/RETURN SUMMARY AND FUND EXPENSES                    PRIME MONEY MARKET FUND


  The chart and table on this page show how the Prime Money Market Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it shows the Fund's performance over time. Of course, past performance does not indicate how the Fund will perform in the future.

  The returns for Class B and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR CLASS A SHARES(1)

          (in percents)




1998                                                        4.86
99                                                          4.49
2000                                                        5.61
01                                                          3.38
02                                                          0.98
03                                                          0.36
04                                                          0.65
05                                                          2.40
06                                                          4.20



The performance information shown above is based on a calendar year.

          Best quarter:                      1.46%                    12/31/00
          Worst quarter:                     0.06%                     9/30/03



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)





                                             1 YEAR  5 YEARS(3)  SINCE INCEPTION(2),(3)

                                           ---------------------------------------------

 CLASS A SHARES                                                         (10/1/97)
                                           ---------------------------------------------
                                               4.20%    1.71%             3.03%
--------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable
 Contingent Deferred Sales Charge)                                      (10/1/97)
                                           ---------------------------------------------
                                              -0.28%    1.05%             2.54%
--------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable
 Contingent Deferred Sales Charge)                                      (10/1/97)
                                           ---------------------------------------------
                                               3.68%    1.24%             2.77%
--------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2) Class B Shares were not in existence prior to September 2, 1998. Performance for periods prior to September 2, 1998 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(3) Class C Shares were not in existence prior to January 30, 2002. Performance for periods prior to January 30, 2002 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

As of December 31, 2006, the Fund's 7-day yield for Class A Shares, Class B Shares, and Class C Shares was 4.43%, 3.93%, and 3.93%, respectively. Without fee waivers and expense reimbursements, the Fund's yield would have been 4.32%, 3.82%, and 3.82%, respectively, for this time period. For current yield information on the Fund, call 1-800-228-1872. The Fund's yield appears in The Wall Street Journal each Thursday.

RISK/RETURN SUMMARY AND FUND EXPENSES                    PRIME MONEY MARKET FUND



  As an investor in the Prime Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

  ------------------------------------------------------------------------------
  CONTINGENT DEFERRED SALES CHARGE

  Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

  ------------------------------------------------------------------------------

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES           CLASS A   CLASS B   CLASS C
(FEES PAID BY YOU DIRECTLY)(1)              SHARES    SHARES    SHARES

Maximum Sales Charge (load) on Purchases      None      None      None
-----------------------------------------------------------------------
Maximum Deferred Sales Charge (load)          None   5.00%(2)    1.00%(3)
-----------------------------------------------------------------------
Redemption Fee(4)                             None      None      None

ANNUAL FUND OPERATING EXPENSES             CLASS A   CLASS B   CLASS C
(FEES PAID FROM FUND ASSETS)                SHARES    SHARES    SHARES

Management Fee(5)                            0.40%     0.40%     0.40%
-----------------------------------------------------------------------
Distribution and Service  (12b-1) Fee        0.50%     1.00%     1.00%
-----------------------------------------------------------------------
Other Expenses                               0.19%     0.19%     0.19%
-----------------------------------------------------------------------
Total Fund Operating Expenses                1.09%     1.59%     1.59%
-----------------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(5)    -0.12%    -0.12%    -0.12%
-----------------------------------------------------------------------
Net Fund Operating Expenses(5)               0.97%     1.47%     1.47%
-----------------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(3) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(4) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(5) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.28% for the period from February 1, 2007 through January 31, 2008.

RISK/RETURN SUMMARY AND FUND EXPENSES                    PRIME MONEY MARKET FUND



  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE




                                1        3         5         10
PRIME MONEY MARKET FUND       YEAR     YEARS     YEARS      YEARS


CLASS A SHARES                $ 99      $335      $589     $1,318
------------------------------------------------------------------
CLASS B SHARES
Assuming Redemption           $550      $790      $954     $1,745
Assuming No Redemption        $150      $490      $854     $1,745
------------------------------------------------------------------
CLASS C SHARES
Assuming Redemption           $150      $490      $854     $1,879
Assuming No Redemption        $150      $490      $854     $1,879
------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES            U.S. TREASURY MONEY MARKET FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks current income with liquidity and stability of principal by investing exclusively in short-term United
                      States dollar-denominated obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements.


PRINCIPAL             To pursue this goal, the Fund invests exclusively in short-
INVESTMENT            term U.S. dollar-denominated obligations issued by the U.S.
STRATEGIES            Treasury ("U.S. Treasury Securities"), and repurchase
                      agreements collateralized by U.S. Treasury Securities.
                      Obligations purchased by the Fund are limited to U.S. dollar-
                      denominated obligations which the Board of Trustees has
                      determined present minimal credit risks.

                      In managing the Fund, the portfolio manager focuses on generating a high level of income. The portfolio manager generally evaluates investments based on interest rate sensitivity selecting those securities whose maturities fit the Fund's interest rate sensitivity target and which the portfolio manager believes to be the best relative values.
                      Generally, the portfolio manager buys and holds securities until their maturity.

                      The Fund will maintain an average weighted portfolio maturity of 90 days or less and will limit the maturity of each
                      security in its portfolio to 397 days or less.

                      For a more complete description of the securities in which the Fund may invest, please see Additional Investment
                      Strategies and Risks on page 107 or consult the SAI.


PRINCIPAL             Your investment in the Fund may be subject to the following
INVESTMENT RISKS      principal risks:

                      INTEREST RATE RISK: The possibility that the Fund's yield
                      will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an
                      increase in interest rates. Interest rate risk is generally high for longer-term debt securities and low for shorter-term debt securities.

                      For more information about these risks, please see Additional
                      Investment Strategies and Risks on page 107.

                      AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION
                      OF BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, THEIR
                      AFFILIATES, OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED
                      BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                      GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE
                      VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO
                      LOSE MONEY BY INVESTING IN THE FUND.

RISK/RETURN SUMMARY AND FUND EXPENSES            U.S. TREASURY MONEY MARKET FUND


  The chart and table on this page show how the U.S. Treasury Money Market Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it shows the Fund's performance over time. Of course, past performance does not indicate how the Fund will perform in the future.

  The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR CLASS A SHARES(1)

          (in percents)




1997                                                        4.57
98                                                          4.59
99                                                          4.15
2000                                                        5.27
01                                                          3.16
02                                                          0.79
03                                                          0.20
04                                                          0.55
05                                                          2.14
06                                                          4.00



The performance information shown above is based on a calendar year.

          Best quarter:                      1.38%                    12/31/00
          Worst quarter:                     0.03%                     9/30/03



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)





                                             1 YEAR  5 YEARS(2)  10 YEARS(2)    SINCE INCEPTION(2)

                                           ---------------------------------------------------------

 CLASS A SHARES                                                                      (10/5/92)
                                           ---------------------------------------------------------
                                               4.00%    1.53%         2.93%            3.16%
----------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable
 Contingent Deferred Sales Charge)                                                   (10/5/92)
                                           ---------------------------------------------------------
                                              -0.52%    0.92%         2.46%            2.79%
----------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable
 Contingent Deferred Sales Charge)                                                   (10/5/92)
                                           ---------------------------------------------------------
                                               3.49%    1.12%         2.72%            3.02%
----------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2) Class C Shares were not in existence prior to January 30, 2002. Performance for periods prior to January 30, 2002 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

As of December 31, 2006, the Fund's 7-day yield for Class A Shares, Class B Shares, and Class C Shares was 4.11%, 3.61%, and 4.61%, respectively. Without fee waivers and expense reimbursements, the Fund's yield would have been 3.97%, 3.47%, and 3.47%, respectively for this time period. For current yield information on the Fund, call 1-800-228-1872. The Fund's yield appears in The Wall Street Journal each Thursday.

RISK/RETURN SUMMARY AND FUND EXPENSES            U.S. TREASURY MONEY MARKET FUND



  As an investor in the U.S. Treasury Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

  ------------------------------------------------------------------------------
  CONTINGENT DEFERRED SALES CHARGE

  Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

  ------------------------------------------------------------------------------

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES (FEES     CLASS A   CLASS B   CLASS C
PAID BY YOU DIRECTLY)(1)                    SHARES    SHARES    SHARES

Maximum Sales Charge (load) on Purchases      None      None      None
-----------------------------------------------------------------------
Maximum Deferred Sales Charge (load)          None   5.00%(2)    1.00%(3)
-----------------------------------------------------------------------
Redemption Fee(4)                             None      None      None

ANNUAL FUND OPERATING EXPENSES             CLASS A   CLASS B   CLASS C
(FEES PAID FROM FUND ASSETS)                SHARES    SHARES    SHARES

Management Fee(5)                            0.40%     0.40%     0.40%
-----------------------------------------------------------------------
Distribution and Service (12b-1) Fee         0.50%     1.00%     1.00%
-----------------------------------------------------------------------
Other Expenses                               0.19%     0.19%     0.19%
-----------------------------------------------------------------------
Total Fund Operating Expenses                1.09%     1.59%     1.59%
-----------------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(5)    -0.14%    -0.14%    -0.14%
-----------------------------------------------------------------------
Net Fund Operating Expenses(5)               0.95%     1.45%     1.45%
-----------------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customer's account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(3) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(4) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(5) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.26% for the period from February 1, 2007 through January 31, 2008.

RISK/RETURN SUMMARY AND FUND EXPENSES            U.S. TREASURY MONEY MARKET FUND



  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE




U.S. TREASURY  MONEY MARKET          1        3         5         10
FUND                               YEAR     YEARS     YEARS      YEARS


CLASS A SHARES                     $ 97      $333      $587     $1,316
-----------------------------------------------------------------------
CLASS B SHARES
Assuming Redemption                $548      $788      $952     $1,743
Assuming No Redemption             $148      $488      $852     $1,743
-----------------------------------------------------------------------
CLASS C SHARES
Assuming Redemption                $148      $488      $852     $1,877
Assuming No Redemption             $148      $488      $852     $1,877
-----------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                                   OVERVIEW


                       FUNDS OF FUNDS



                      These Funds invest substantially all of their assets in Institutional Shares of the BB&T Funds described earlier in this prospectus.

                      Consider investing in these Funds if you are:
WHO MAY WANT TO
  INVEST

                        - seeking to spread your investment among many different
                           mutual funds that match your goals in one simple package

                        - seeking investment professionals to select and maintain
                           a portfolio of mutual funds for you

                        - seeking the benefits of asset allocation and multiple
                           levels of risk reducing diversification

                      These Funds may not be appropriate if you are:

                        - pursuing a short-term goal or investing emergency
                           reserves

                        - uncomfortable with an investment that will fluctuate in
                           value

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks capital appreciation and income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities.


PRINCIPAL             To pursue this goal, under normal market conditions, the Fund
INVESTMENT            allocates its assets among the Underlying Funds (listed
STRATEGIES            below) within predetermined strategy ranges set forth below.
                      The portfolio manager will make allocation decisions
                      according to his outlook for the economy, financial markets and relative market valuation of the Underlying Funds.

                      The Fund will invest 25% to 55% of its total assets in
                      Underlying Funds which invest primarily in equity securities,
                      45% to 75% of its total assets in Underlying Funds which
                      invest primarily in fixed income securities and up to 20% of its total assets in Underlying Funds which are money market funds. The Fund will invest its assets in the following
                      Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:




                                                      INVESTMENT RANGE
UNDERLYING FUND                                 (PERCENTAGE OF FUND ASSETS)
---------------------------------------------------------------------------


STOCK FUNDS
Large Cap Fund*                                            0%-55%
Mid Cap Value Fund                                         0%-30%
Mid Cap Growth Fund                                        0%-30%
Small Cap Fund                                             0%-30%
International Equity Fund                                  0%-30%

BOND FUNDS
Short U.S. Government Fund                                 0%-75%
Intermediate U.S. Government Fund                          0%-75%
Total Return Bond Fund                                     0%-75%

MONEY MARKET FUNDS
Prime Money Market Fund                                    0%-20%
U.S. Treasury Money Market Fund                            0%-20%





                      The Underlying Funds are described earlier in this Prospectus.

                      For a more complete description of the various securities in which the Fund may invest, please see Additional Investment
                      Strategies and Risks on page 107 or consult the SAI.

                      * Prior to March 14, 2006, the BB&T Large Cap Fund was known as the BB&T Large Cap Value Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND


                       RISK/RETURN SUMMARY
                       CONTINUED



PRINCIPAL             Your investment in the Fund may be subject to the following
INVESTMENT RISKS      principal risks:

                      INVESTING IN MUTUAL FUNDS: The Fund's investments are
                      concentrated in the Underlying Funds, so the Fund's
                      investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund,
                      investors should assess the risks associated with the
                      Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition,
                      since the Fund must allocate its investments among the
                      Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund,
                      particularly if there is a sudden decline in the share prices of the Underlying Funds' holdings.

                      FIXED INCOME FUNDS: The Fund invests in Underlying Funds that invest primarily in fixed income securities, which are
                      subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the
                      issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

                      FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities.
                      Foreign securities may be adversely affected by myriad
                      factors, including currency fluctuations and social, economic or political instability.

                      EQUITY FUNDS: The Fund also invests in Underlying Funds that invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the risk that the particular market segment on which a Fund focuses will underperform other kinds of investments.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 107.

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND


  The chart and table on this page shows how the Capital Manager Conservative Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the S&P 500(R) Index, a widely recognized, unmanaged index of common stocks, and the Lehman Brothers Intermediate Government Bond Index, an unmanaged index representative of the total return of government bonds with maturities of less than 10 years. Of course, past performance does not indicate how the Fund will perform in the future.

  The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR CLASS A SHARES(1)

          (in percents)




1998                                                        10.56
1999                                                         6.08
2000                                                         3.06
01                                                          -3.39
02                                                          -6.64
03                                                          12.48
04                                                           6.25
05                                                           3.66
06                                                           8.72



The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

          Best quarter:                      7.65%                    12/31/98
          Worst quarter:                    -5.56%                     9/30/02



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)





                                     1 YEAR  5 YEARS  SINCE INCEPTION(3),(4),(5)

                                    --------------------------------------------

 CLASS A SHARES (with 5.75% sales
 charge)(2)                                                   (10/2/97)
                                    --------------------------------------------
    RETURN BEFORE TAXES                2.42%   3.46%             3.67%
                                    --------------------------------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS                     1.27%   2.64%             2.40%
                                    --------------------------------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS AND SALE OF FUND
     SHARES                            1.62%   2.49%             2.43%
--------------------------------------------------------------------------------
 CLASS B SHARES (with applicable
 Contingent Deferred Sales Charge)                            (10/2/97)
                                    --------------------------------------------
    RETURN BEFORE TAXES                4.01%   3.78%             3.77%
--------------------------------------------------------------------------------
 CLASS C SHARES (with applicable
 Contingent Deferred Sales Charge)                            (10/2/97)
                                    --------------------------------------------
    RETURN BEFORE TAXES                8.00%   3.93%             3.84%
--------------------------------------------------------------------------------
 S&P 500(R) INDEX (reflects no
 deductions for fees, expenses, or
 taxes)                               15.79%   6.19%             6.11%(6)
--------------------------------------------------------------------------------
 LEHMAN BROTHERS INTERMEDIATE
 GOVERNMENT BOND INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                   3.84%   3.92%             5.33%(6)
--------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only, after-tax returns for Class B and C Shares will vary.


(3) Class A Shares were not in existence prior to January 29, 1998. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

(4) Class B Shares were not in existence prior to January 29, 1999. Performance for periods prior to January 29, 1999 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(6) Since 9/30/97.

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND



  As an investor in the Capital Manager Conservative Growth Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

  ------------------------------------------------------------------------------
  CONTINGENT DEFERRED SALES CHARGE

  Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

  ------------------------------------------------------------------------------

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES           CLASS A   CLASS B   CLASS C
(FEES PAID BY YOU DIRECTLY)(1)              SHARES    SHARES    SHARES

Maximum Sales Charge (load) on Purchases   5.75%(2)     None      None
-----------------------------------------------------------------------
Maximum Deferred Sales Charge (load)          None   5.00%(3)    1.00%(4)
-----------------------------------------------------------------------
Redemption Fee(5)                             None      None      None

ANNUAL FUND OPERATING EXPENSES             CLASS A   CLASS B   CLASS C
(FEES PAID FROM FUND ASSETS)                SHARES    SHARES    SHARES

Management Fee(6)                            0.25%     0.25%     0.25%
-----------------------------------------------------------------------
Distribution and Service
(12b-1) Fee(6)                               0.50%     1.00%     1.00%
-----------------------------------------------------------------------
Other Expenses(6)                            0.19%     0.19%     0.19%
-----------------------------------------------------------------------
Acquired Fund Fees and Expenses(7)           0.77%     0.77%     0.77%
-----------------------------------------------------------------------
Total Fund Operating Expenses(6)             1.71%     2.21%     2.21%
-----------------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(6)    -0.50%    -0.25%    -0.25%
-----------------------------------------------------------------------
Net Fund Operating Expenses(6)               1.21%     1.96%     1.96%
-----------------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. After February 1, 2007, a contingent deferred sales charge ("CDSC") is applicable to redemptions within two years of purchase for investments of $1 million or more. See "Distribution Arrangements."

(3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.00% for the period from February 1, 2007 through January 31, 2008. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for each class are expected to be: Class A Shares, 1.10%, Class B Shares, 1.85%, Class C Shares, 1.85%. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.

(7) Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund's Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND



  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE




CAPITAL MANAGER CONSERVATIVE              1         3          5         10
GROWTH FUND                             YEAR      YEARS      YEARS      YEARS


CLASS A SHARES                          $691     $1,037     $1,406     $2,439
------------------------------------------------------------------------------
CLASS B SHARES
Assuming Redemption                     $599     $  967     $1,262     $2,398
Assuming No Redemption                  $199     $  667     $1,162     $2,398
------------------------------------------------------------------------------
CLASS C SHARES
Assuming Redemption                     $199     $  667     $1,162     $2,525
Assuming No Redemption                  $199     $  667     $1,162     $2,525
------------------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks capital appreciation and, secondarily, income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities.


PRINCIPAL INVESTMENT  To pursue this goal, under normal market conditions, the Fund
STRATEGIES            allocates its assets among the Underlying Funds (listed
                      below) within predetermined strategy ranges set forth below.
                      The portfolio manager will make allocation decisions
                      according to his outlook for the economy, financial markets and relative market valuation of the Underlying Funds.

                      The Fund will invest 45% to 75% of its total assets in
                      Underlying Funds which invest primarily in equity securities,
                      25% to 55% of its total assets in Underlying Funds which
                      invest primarily in fixed income securities and up to 15% of its total assets in Underlying Funds which are money market funds. The Fund will invest its assets in the following
                      Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:




                                                      INVESTMENT RANGE
UNDERLYING FUND                                 (PERCENTAGE OF FUND ASSETS)
---------------------------------------------------------------------------


STOCK FUNDS
Large Cap Fund*                                            0%-75%
Mid Cap Value Fund                                         0%-50%
Mid Cap Growth Fund                                        0%-50%
Small Cap Fund                                             0%-50%
International Equity Fund                                  0%-50%

BOND FUNDS
Short U.S. Government Fund                                 0%-55%
Intermediate U.S. Government Fund                          0%-55%
Total Return Bond Fund                                     0%-55%

MONEY MARKET FUNDS
Prime Money Market Fund                                    0%-15%
U.S. Treasury Money Market Fund                            0%-15%





                      The Underlying Funds are described earlier in this Prospectus.

                      For a more complete description of the various securities in which the Fund may invest, please see Additional Investment
                      Strategies and Risks on page 107 or consult the SAI.

                      * Prior to March 14, 2006, the BB&T Large Cap Fund was known as the BB&T Large Cap Value Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND


                       RISK/RETURN SUMMARY
                       CONTINUED



PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INVESTING IN MUTUAL FUNDS: The Fund's investments are
                      concentrated in the Underlying Funds, so the Fund's
                      investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund,
                      investors should assess the risks associated with the
                      Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition,
                      since the Fund must allocate its investments among the
                      Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund,
                      particularly if there is a sudden decline in the share prices of the Underlying Funds' holdings.

                      EQUITY FUNDS: The Fund invests in Underlying Funds that invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the risk that the particular market segment on which a Fund focuses will underperform other kinds of investments.

                      FIXED INCOME FUNDS: The Fund also invests in Underlying Funds that invest primarily in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the
                      issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

                      FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities.
                      Foreign securities may be adversely affected by myriad
                      factors, including currency fluctuations and social, economic or political instability.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 107.

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND


  The chart and table on this page shows how the Capital Manager Moderate Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the S&P 500(R) Index, a widely recognized, unmanaged index of common stocks, and the Lehman Brothers Intermediate Government Bond Index, an unmanaged index representative of the total return of government bonds with maturities of less than 10 years. Of course, past performance does not indicate how the Fund will perform in the future.

  The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR CLASS A SHARES(1)

          (in percents)




1998                                                        12.24
1999                                                        10.34
2000                                                         0.03
01                                                          -7.19
02                                                         -13.24
03                                                          17.85
04                                                           8.54
05                                                           4.67
06                                                          11.54



The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

          Best quarter:                      11.68%                   12/31/98
          Worst quarter:                    -10.45%                    9/30/02



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)





                                           1 YEAR  5 YEARS  SINCE INCEPTION(3),(4),(5)

                                         ----------------------------------------------

 CLASS A SHARES (with 5.75% sales
 charge)(2)                                                           10/2/97
                                         ----------------------------------------------
    RETURN BEFORE TAXES                      5.12%   4.09%              3.74%
                                         ----------------------------------------------
    RETURN AFTER TAXES ON DISTRIBUTIONS      4.08%   3.56%              2.68%
                                         ----------------------------------------------
    RETURN AFTER TAXES ON DISTRIBUTIONS
     AND SALE OF FUND SHARES                 3.87%   3.26%              2.68%
-------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable
 Contingent Deferred Sales Charge)                                    10/2/97
                                         ----------------------------------------------
    RETURN BEFORE TAXES                      6.70%   4.38%              3.77%
-------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable
 Contingent Deferred Sales Charge)                                    10/2/97
                                         ----------------------------------------------
    RETURN BEFORE TAXES                     10.76%   4.58%              3.95%
-------------------------------------------------------------------------------------
 S&P 500(R) INDEX (reflects no
 deductions for fees, expenses, or
 taxes)                                     15.79%   6.19%              6.11%(6)
-------------------------------------------------------------------------------------
 LEHMAN BROTHERS INTERMEDIATE GOVERNMENT
 BOND INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                         3.84%   3.92%              5.33%(6)
-------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) Class A Shares were not in existence prior to January 29, 1998. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

(4) Class B Shares were not in existence prior to January 29, 1999. Performance for periods prior to January 29, 1999 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(6) Since 9/30/97.

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND



  As an investor in the Capital Manager Moderate Growth Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

  ------------------------------------------------------------------------------
  CONTINGENT DEFERRED SALES CHARGE

  Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

  ------------------------------------------------------------------------------

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES           CLASS A   CLASS B   CLASS C
(FEES PAID BY YOU DIRECTLY)(1)              SHARES    SHARES    SHARES

Maximum Sales Charge (load) on Purchases     5.75%(2)   None      None
-----------------------------------------------------------------------
Maximum Deferred Sales Charge (load)          None     5.00%(3)  1.00%(4)
-----------------------------------------------------------------------
Redemption Fee(5)                             None      None      None

ANNUAL FUND OPERATING EXPENSES             CLASS A   CLASS B   CLASS C
(FEES PAID FROM FUND ASSETS)                SHARES    SHARES    SHARES

Management Fee(6)                            0.25%     0.25%     0.25%
-----------------------------------------------------------------------
Distribution and Service
(12b-1) Fee(6)                               0.50%     1.00%     1.00%
-----------------------------------------------------------------------
Other Expenses(6)                            0.21%     0.21%     0.21%
-----------------------------------------------------------------------
Acquired Fund Fees and Expenses(7)           0.83%     0.83%     0.83%
-----------------------------------------------------------------------
Total Fund Operating Expenses(6)             1.79%     2.29%     2.29%
-----------------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(6)    -0.50%    -0.25%    -0.25%
-----------------------------------------------------------------------
Net Fund Operating Expenses(6)               1.29%     2.04%     2.04%
-----------------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. After February 1, 2007, a contingent deferred sales charge ("CDSC") is applicable to redemptions within two years of purchase for investments of $1 million or more. See "Distribution Arrangements."

(3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.00% for the period from February 1, 2007 through January 31, 2008. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for each class are expected to be: Class A Shares, 1.18%, Class B Shares, 1.93%, Class C Shares, 1.93%. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.

(7) Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund's Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND



  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE




CAPITAL MANAGER MODERATE        1         3          5         10
GROWTH FUND                   YEAR      YEARS      YEARS      YEARS


CLASS A SHARES                $699     $1,060     $1,445     $2,520
--------------------------------------------------------------------
CLASS B SHARES
Assuming Redemption           $607     $  991     $1,302     $2,481
Assuming No Redemption        $207     $  691     $1,202     $2,481
--------------------------------------------------------------------
CLASS C SHARES
Assuming Redemption           $207     $  691     $1,202     $2,606
Assuming No Redemption        $207     $  691     $1,202     $2,606
--------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER GROWTH FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks capital appreciation by investing primarily in a group of diversified BB&T Funds which invest primarily in equity securities.


PRINCIPAL INVESTMENT  To pursue this goal, under normal market conditions, the Fund
STRATEGIES            allocates its assets among the Underlying Funds (listed
                      below) within predetermined strategy ranges set forth below.
                      The portfolio manager will make allocation decisions
                      according to his outlook for the economy, financial markets and relative market valuation of the Underlying Funds.

                      The Fund will invest 60% to 90% of its total assets in
                      Underlying Funds which invest primarily in equity securities,
                      10% to 40% of its total assets in Underlying Funds which
                      invest primarily in fixed income securities and up to 10% of its total assets in Underlying Funds which are money market funds. The Fund will invest its assets in the following
                      Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:




                                                      INVESTMENT RANGE
UNDERLYING FUND                                 (PERCENTAGE OF FUND ASSETS)
---------------------------------------------------------------------------


STOCK FUNDS
Large Cap Fund*                                            0%-90%
Mid Cap Value Fund                                         0%-65%
Mid Cap Growth Fund                                        0%-65%
Small Cap Fund                                             0%-65%
International Equity Fund                                  0%-65%

BOND FUNDS
Short U.S. Government Fund                                 0%-40%
Intermediate U.S. Government Fund                          0%-40%
Total Return Bond Fund                                     0%-40%

MONEY MARKET FUNDS
Prime Money Market Fund                                    0%-10%
U.S. Treasury Money Market Fund                            0%-10%





                      The Underlying Funds are described earlier in this Prospectus.


                      For a more complete description of the various securities in which the Fund may invest, please see Additional Investment
                      Strategies and Risks on page 107 or consult the SAI.

                      * Prior to March 14, 2006, the BB&T Large Cap Fund was known as the BB&T Large Cap Value Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER GROWTH FUND


                       RISK/RETURN SUMMARY
                       CONTINUED



PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INVESTING IN MUTUAL FUNDS: The Fund's investments are
                      concentrated in the Underlying Funds, so the Fund's
                      investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund,
                      investors should assess the risks associated with the
                      Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition,
                      since the Fund must allocate its investments among the
                      Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund,
                      particularly if there is a sudden decline in the share prices of the Underlying Funds' holdings.

                      EQUITY FUNDS: The Fund invests in Underlying Funds that invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the risk that the particular market segment on which a Fund focuses will underperform other kinds of investments.

                      FIXED INCOME FUNDS: The Fund also invests in Underlying Funds that invest primarily in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the
                      issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

                      FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities.
                      Foreign securities may be adversely affected by myriad
                      factors, including currency fluctuations and social, economic or political instability.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 107.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER GROWTH FUND


  The chart and table on this page shows how the Capital Manager Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the S&P 500(R) Index, a widely recognized, unmanaged index of common stocks, and the Lehman Brothers Intermediate Government Bond Index, an unmanaged index representative of the total return of government bonds with maturities of less than 10 years. Of course, past performance does not indicate how the Fund will perform in the future.

  The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR CLASS A SHARES(1)

          (in percents)




1998                                                        13.39
1999                                                        13.77
2000                                                        -1.79
01                                                         -11.62
02                                                         -18.18
03                                                          21.51
04                                                          10.04
05                                                           5.45
06                                                          13.23



The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

          Best quarter:                      14.83%                   12/31/98
          Worst quarter:                    -13.92%                    9/30/02



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)





                                      1 YEAR  5 YEARS(5)  SINCE INCEPTION(3),(4),(5)

                                    -------------------------------------------------

 CLASS A SHARES (with 5.75% sales
 charge)(2)                                                        (10/2/97)
                                    -------------------------------------------------
    RETURN BEFORE TAXES                6.75%     4.25%                3.47%
                                    -------------------------------------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS                     5.86%     3.92%                2.60%
                                    -------------------------------------------------
    RETURN AFTER TAXES ON
     DISTRIBUTIONS AND SALE OF FUND
     SHARES                            5.07%     3.54%                2.60%
-----------------------------------------------------------------------------------
 CLASS B SHARES (with applicable
 Contingent Deferred Sales Charge)                                 (10/2/97)
                                    -------------------------------------------------
    RETURN BEFORE TAXES                8.42%     4.54%                3.53%
-----------------------------------------------------------------------------------
 CLASS C SHARES (with applicable
 Contingent Deferred Sales Charge)                                 (10/2/97)
                                    -------------------------------------------------
    RETURN BEFORE TAXES               12.43%     4.71%                3.65%
-----------------------------------------------------------------------------------
 S&P 500(R) INDEX (reflects no
 deductions for fees, expenses, or
 taxes)                               15.79%     6.19%                6.11%(6)
-----------------------------------------------------------------------------------
 LEHMAN BROTHERS INTERMEDIATE
 GOVERNMENT BOND INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                   3.84%     3.92%                5.33%(6)
-----------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) Class A Shares were not in existence prior to January 29, 1998. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

(4) Class B Shares were not in existence prior to January 29, 1999. Performance for periods prior to January 29, 1999 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(6) Since 9/30/97.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER GROWTH FUND



  As an investor in the Capital Manager Growth Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

  ------------------------------------------------------------------------------
  CONTINGENT DEFERRED SALES CHARGE

  Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

  ------------------------------------------------------------------------------

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES           CLASS A   CLASS B   CLASS C
(FEES PAID BY YOU DIRECTLY)(1)              SHARES    SHARES    SHARES

Maximum Sales Charge (load) on
Purchases                                    5.75%(2)   None      None
-----------------------------------------------------------------------
Maximum Deferred Sales Charge  (load)         None     5.00%(3)  1.00%(4)
-----------------------------------------------------------------------
Redemption Fee(5)                             None      None      None

ANNUAL FUND OPERATING EXPENSES             CLASS A   CLASS B   CLASS C
(FEES PAID FROM FUND ASSETS)                SHARES    SHARES    SHARES

Management Fee(6)                            0.25%     0.25%     0.25%
-----------------------------------------------------------------------
Distribution and Service (12b-1) Fee(6)      0.50%     1.00%     1.00%
-----------------------------------------------------------------------
Other Expenses(6)                            0.22%     0.22%     0.22%
-----------------------------------------------------------------------
Acquired Fund Fees and Expenses(7)           0.87%     0.87%     0.87%
-----------------------------------------------------------------------
Total Fund Operating Expenses(6)             1.84%     2.34%     2.34%
-----------------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(6)    -0.50%    -0.25%    -0.25%
-----------------------------------------------------------------------
Net Fund Operating Expenses(6)               1.34%     2.09%     2.09%
-----------------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. After February 1, 2007, a contingent deferred sales charge ("CDSC") is applicable to redemptions within two years of purchase for investments of $1 million or more. See "Distribution Arrangements."

(3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.00% for the period from February 1, 2007 through January 31, 2008. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for each class are expected to be: Class A Shares, 1.23%, Class B Shares, 1.98%, Class C Shares, 1.98%. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.

(7) Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund's Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER GROWTH FUND



  Use the table at right to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE




CAPITAL MANAGER                 1         3          5         10
GROWTH FUND                   YEAR      YEARS      YEARS      YEARS


CLASS A SHARES                $704     $1,075     $1,469     $2,571
--------------------------------------------------------------------
CLASS B SHARES
Assuming Redemption           $612     $1,007     $1,328     $2,532
Assuming No Redemption        $212     $  707     $1,228     $2,532
--------------------------------------------------------------------
CLASS C SHARES
Assuming Redemption           $212     $  707     $1,228     $2,657
Assuming No Redemption        $212     $  707     $1,228     $2,657
--------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER EQUITY FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks capital appreciation by investing primarily in a group of diversified BB&T Funds which invest primarily in equity securities.


PRINCIPAL INVESTMENT  To pursue this goal, under normal market conditions, the Fund
STRATEGIES            allocates its assets among the Underlying Funds (listed
                      below) within predetermined strategy ranges set forth below.
                      The portfolio manager will make allocation decisions
                      according to his outlook for the economy, financial markets and relative market valuation of the Underlying Funds.

                      The Fund will invest up to 100% of its total assets in Underlying Funds which invest primarily in equity securities and up to 10% of its total assets in Underlying Funds which invest primarily in fixed income securities and money market funds. The Fund will invest its assets in the following
                      Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:




                                                      INVESTMENT RANGE
UNDERLYING FUND                                 (PERCENTAGE OF FUND ASSETS)
---------------------------------------------------------------------------


STOCK FUNDS
Large Cap Fund*                                            0%-90%
Mid Cap Value Fund                                         0%-65%
Mid Cap Growth Fund                                        0%-65%
Small Cap Fund                                             0%-65%
International Equity Fund                                  0%-65%

BOND FUNDS
Short U.S. Government Fund                                 0%-40%
Intermediate U.S. Government Fund                          0%-40%
Total Return Bond Fund                                     0%-40%

MONEY MARKET FUNDS
Prime Money Market Fund                                    0%-10%
U.S. Treasury Money Market Fund                            0%-10%





                      The Underlying Funds are described earlier in this Prospectus.

                      For a more complete description of the various securities in which the Fund may invest, please see Additional Investment
                      Strategies and Risks on page 107 or consult the SAI.

                      * Prior to March 14, 2006, the BB&T Large Cap Fund was known as the BB&T Large Cap Value Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER EQUITY FUND


                       RISK/RETURN SUMMARY
                       CONTINUED



PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INVESTING IN MUTUAL FUNDS: The Fund's investments are
                      concentrated in the Underlying Funds, so the Fund's
                      investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund,
                      investors should assess the risks associated with the
                      Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition,
                      since the Fund must allocate its investments among the
                      Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund,
                      particularly if there is a sudden decline in the share prices of the Underlying Funds' holdings.

                      EQUITY FUNDS: The Fund invests in Underlying Funds that invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the risk that the particular market segment on which a Fund focuses will underperform other kinds of investments.

                      FIXED INCOME FUNDS: The Fund also invests in Underlying Funds that invest primarily in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the
                      issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

                      FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities.
                      Foreign securities may be adversely affected by myriad
                      factors, including currency fluctuations and social, economic or political instability.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 107.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER EQUITY FUND


  The chart and table on this page shows how the Capital Manager Equity Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the S&P 500(R) Index, a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.

  The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR CLASS A SHARES(1)

          (in percents)




2002                                                       -21.49
2003                                                        24.18
2004                                                        11.43
2005                                                         6.82
2006                                                        15.25



The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

          Best quarter:                      13.97%                   6/30/03
          Worst quarter:                    -16.36%                   9/30/02



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)





                                         1 YEAR  5 YEARS  SINCE INCEPTION

                                       -----------------------------------

 CLASS A SHARES (with 5.75% sales
 charge)(2)                                                   (3/19/01)
                                       -----------------------------------
    RETURN BEFORE TAXES                    8.64%   4.75%         3.60%
                                       -----------------------------------
    RETURN AFTER TAXES ON DISTRIBUTIONS    7.22%   4.26%         3.18%
                                       -----------------------------------
    RETURN AFTER TAXES ON DISTRIBUTIONS
     AND SALES OF FUND SHARES              7.29%   3.97%         2.99%
------------------------------------------------------------------------
 CLASS B SHARES (with applicable
 Contingent Deferred Sales Charge)                            (3/19/01)
                                       -----------------------------------
    RETURN BEFORE TAXES                   10.42%   5.04%         3.76%
------------------------------------------------------------------------
 CLASS C SHARES (with applicable
 Contingent Deferred Sales Charge)                            (3/19/01)
                                       -----------------------------------
    RETURN BEFORE TAXES                   14.60%   5.18%         3.86%
------------------------------------------------------------------------
 S&P 500(R) INDEX (reflects no
 deductions for fees, expenses, or
 taxes)                                   15.79%   6.19%         5.36%(3)
------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2) After tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only after-tax returns for Class B and C shares will vary.

(3) Since 3/31/01.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER EQUITY FUND



  As an investor in the Capital Manager Equity Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

  ------------------------------------------------------------------------------
  CONTINGENT DEFERRED SALES CHARGE

  Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

  ------------------------------------------------------------------------------

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES           CLASS A   CLASS B   CLASS C
(FEES PAID BY YOU DIRECTLY)(1)              SHARES    SHARES    SHARES

Maximum Sales Charge (load) on Purchases     5.75%(2)   None      None
-----------------------------------------------------------------------
Maximum Deferred Sales Charge (load)          None     5.00%(3)  1.00%(4)
-----------------------------------------------------------------------
Redemption Fee(5)                             None      None      None

ANNUAL FUND OPERATING EXPENSES             CLASS A   CLASS B   CLASS C
(FEES PAID FROM FUND ASSETS)                SHARES    SHARES    SHARES

Management Fee(6)                            0.25%     0.25%     0.25%
-----------------------------------------------------------------------
Distribution and Service
(12b-1) Fee(6)                               0.50%     1.00%     1.00%
-----------------------------------------------------------------------
Other Expenses(6)                            0.22%     0.22%     0.22%
-----------------------------------------------------------------------
Acquired Fund Fees and Expenses(7)           0.92%     0.92%     0.92%
-----------------------------------------------------------------------
Total Fund Operating Expenses(6)             1.89%     2.39%     2.39%
-----------------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(6)    -0.50%    -0.25%    -0.25%
-----------------------------------------------------------------------
Net Fund Operating Expenses(6)               1.39%     2.14%     2.14%
-----------------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. After February 1, 2007, a contingent deferred sales charge ("CDSC") is applicable to redemptions within two years of purchase for investments of $1 million or more. See "Distribution Arrangements."

(3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.00% for the period from February 1, 2007 through January 31, 2008. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for each class are expected to be: Class A Shares, 1.28%, Class B Shares, 2.03%, Class C Shares, 2.03%. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.

(7) Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund's Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER EQUITY FUND



  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment


    - 5% annual return


    - redemption at the end of each period


    - no changes in the fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE




CAPITAL MANAGER                 1         3          5         10
EQUITY FUND                   YEAR      YEARS      YEARS      YEARS


CLASS A SHARES                $708     $1,089     $1,494     $2,621
--------------------------------------------------------------------
CLASS B SHARES
Assuming Redemption           $617     $1,022     $1,353     $2,583
Assuming No Redemption        $217     $  722     $1,253     $2,583
--------------------------------------------------------------------
CLASS C SHARES
Assuming Redemption           $217     $  722     $1,253     $2,707
Assuming No Redemption        $217     $  722     $1,253     $2,707
--------------------------------------------------------------------



   [ICON]    ADDITIONAL INVESTMENT STRATEGIES AND RISKS




  STOCK FUNDS

  LARGE CAP FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in the securities of large companies. This policy will not be changed without 60 days' advance notice to shareholders. Large companies are those companies with market capitalizations within the range of those companies in the S&P 500(R) Index. These stocks may include common stock, preferred stock, warrants, or debt instruments that are convertible to common stock.

  MID CAP VALUE FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in the securities of middle capitalization companies. This policy will not be changed without 60 days' advance notice to shareholders. Middle capitalization companies are those companies with market capitalizations within the range of those companies in the Russell Midcap(R) Value Index.

  MID CAP GROWTH FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in the securities of middle capitalization companies. This policy will not be changed without 60 days' advance notice to shareholders. Middle capitalization companies are those companies with market capitalizations within the range of those companies in the Russell Midcap(R) Growth Index.

  SMALL CAP FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in the common stocks of small companies with market capitalization less than $3 billion. This policy will not be changed without 60 days' advance notice to shareholders.

  INTERNATIONAL EQUITY FUND -- The Fund normally invests at least 65% of its total assets in the equity securities of foreign issuers. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities. This policy will not be changed without 60 days' advance notice to shareholders. The Fund invests primarily in equity securities of issuers located throughout the world.

  From time to time the Fund may invest more than 25% of its total assets in the securities of issuers located in countries such as France, Germany, Japan, and the United Kingdom.

  The Fund may invest in both sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar global instruments.

  The Fund may also invest its assets in equity securities of issuers located in countries with emerging economies or securities markets. The Fund intends to limit its investment in such countries to 20% of its total assets. The Fund may (but is not required to) use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the Euro relative to the U.S. dollar) in connection with specific portfolio transactions or with respect to portfolio positions.

  SPECIAL OPPORTUNITIES EQUITY FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities. This policy will not be changed without 60 days' advance notice to shareholders.

  EQUITY INCOME FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities. This policy will not be changed without 60 days' advance notice to shareholders.

  ALL STOCK FUNDS (EXCEPT THE INTERNATIONAL EQUITY FUND): FOREIGN
  SECURITIES -- Each Fund may invest in foreign securities through the purchase of ADRs or the purchase of foreign securities on the New York Stock Exchange. However, a Fund will not do so if immediately after a purchase and as a result of the purchase the total value of foreign securities owned by the Fund would exceed 25% of the value of its total assets.

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  BOND FUNDS

  SHORT U.S. GOVERNMENT FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. This policy will not be changed without 60 days' advance notice to shareholders. The Fund may invest up to 20% of its net assets in bonds, notes and debentures of corporate issuers. The Fund invests in bonds, notes and debentures only if they are high grade (rated at time of purchase in one of the three highest rating categories by an NRSRO), or are determined by the portfolio manager to be of comparable quality.

  The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.

  INTERMEDIATE U.S. GOVERNMENT FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in bonds issued or guaranteed by the U.S. Government or its agencies and instrumentalities. This policy will not be changed without 60 days' advance notice to shareholders. Bonds for this purpose include Treasury bills (maturities of less than one year), bonds (maturities of ten years or more) and notes (maturities of one to ten years) of the U.S. Government. The Fund may invest up to 20% of its net assets in bonds, notes and debentures of corporate issuers. The Fund invests in bonds, notes and debentures only if they are high grade (rated at time of purchase in one of the three highest rating categories by an NRSRO), or are determined by the portfolio manager to be of comparable quality.

  The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.

  TOTAL RETURN BOND FUND -- Under normal market conditions, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of bonds, including: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds, asset-backed securities, commercial mortgage-backed securities and convertible securities. This policy will not be changed without 60 days' advance notice to shareholders. The Fund may invest up to 25% of its total assets in bonds that are below investment grade and/or foreign and emerging market bonds.

  The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.

  ALL TAXABLE BOND FUNDS -- Mortgage-related securities purchased by the Taxable Bond Funds will be either (i) issued by U.S. Government-owned or sponsored corporations or (ii) rated in the highest category by an NRSRO at the time of purchase (for example, rated Aaa by Moody's or AAA by S&P), or, if not rated, are of comparable quality as determined by the Adviser.

  KENTUCKY INTERMEDIATE TAX-FREE FUND -- As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and Kentucky personal income tax ("Kentucky Tax-Exempt Obligations").

  For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Kentucky Tax-Exempt Obligations to over 20% of its total assets.

  MARYLAND INTERMEDIATE TAX-FREE FUND -- As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and Maryland personal income tax ("Maryland Tax-Exempt Obligations").

  For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Maryland Tax-Exempt Obligations to over 20% of its total assets.

  NORTH CAROLINA INTERMEDIATE TAX-FREE FUND -- As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and North Carolina personal income tax ("North Carolina Tax-Exempt Obligations").

  For temporary defensive purposes, the Fund may increase its total holdings in tax-exempt obligations other than North Carolina Tax-Exempt Obligations to over 20% of its total assets.

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND -- As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and South Carolina personal income tax ("South Carolina Tax-Exempt Obligations").

  For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than South Carolina Tax-Exempt Obligations to over 20% of its total assets.

  VIRGINIA INTERMEDIATE TAX-FREE FUND -- As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and Virginia personal income tax ("Virginia Tax-Exempt Obligations").

  For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Virginia Tax-Exempt Obligations to over 20% of its total assets.

  WEST VIRGINIA INTERMEDIATE TAX-FREE FUND -- As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and West Virginia personal income tax ("West Virginia Tax-Exempt Obligations").

  For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than West Virginia Tax-Exempt Obligations to over 20% of its total assets.

  ALL TAX-FREE BOND FUNDS -- Each Fund will invest in Tax-Exempt Obligations which are rated at the time of purchase in one of the four highest categories by an NRSRO in the case of bonds; one of the two highest categories by an NRSRO in the case of notes; rated "SP-1" or higher by S&P or "MIG-2" or higher by Moody's or rated at a comparable level of quality by another NRSRO in the case of tax-exempt commercial paper; or rated "VMIG-1" or higher by Moody's or rated at a comparable level of quality by another NRSRO in the case of variable rate demand obligations or, if unrated, are determined by the portfolio manager to be of comparable quality.

  Each Fund may invest up to 20% of its net assets in taxable obligations or debt securities, the interest income from which may be subject to the federal alternative minimum tax for individual shareholders.

  ALL BOND FUNDS: PORTFOLIO MATURITY -- Certain debt securities such as, but not limited to, mortgage backed securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating a Fund's weighted average portfolio maturity, the effective maturity of these securities will be used.

  MONEY MARKET FUNDS

  NATIONAL TAX-FREE MONEY MARKET FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in investments the income of which is exempt from federal regulation income tax. This policy may not be changed without shareholder approval.

  The Fund may invest up to 20% of its assets in securities the interest income from which may be subject to federal alternative minimum tax for individual shareholders.

  The Fund may purchase securities subject to credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases, the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  The Fund will only purchase securities that present minimal credit risks as determined by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees of BB&T Funds. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities under Rule 2a-7 of the Investment Company Act of 1940. Eligible Securities include:

  - Securities that have short-term debt ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in one of the two highest ratings categories by at least two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);

  - securities that are issued or guaranteed by a person with such ratings;

  - securities without such short-term ratings that have been determined to be of comparable quality by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees; or

  - shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.

  TEMPORARY DEFENSIVE MEASURES. If deemed appropriate under the circumstances, the National Tax-Free Money Market Fund may invest in cash or securities subject to federal income tax. This may cause the Fund to receive and distribute taxable income to investors, and to that extent to fail to meet its investment objective.

  PRIME MONEY MARKET FUND -- The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker's acceptances. As a matter of non-fundamental policy, instruments of foreign banks will not be considered bank instruments for purposes of the above-described exclusion from the above industry concentration limit.

  The Fund may invest in debt obligations of foreign corporations and banks including Eurodollar Time Deposits and Yankee Certificates of Deposit.

  The Prime Money Market Fund may purchase securities subject to credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

  The Fund will only purchase securities that present minimal credit risk as determined by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees of BB&T Funds. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:

  - Securities that have short-term debt ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in the two highest rating categories by at least two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);

  - securities that are issued or guaranteed by a person with such ratings;

  - securities without such short-term ratings that have been determined to be of comparable quality by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees; or

  - shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  FUNDS OF FUNDS

  The Funds of Funds' net asset values will fluctuate with changes in the equity markets and the value of the Underlying Funds, which invest in growth and income stocks, foreign securities, debt securities, and cash and cash equivalents.

  With their remaining assets, the Funds of Funds may make direct investments in government securities and short-term paper. The Funds of Funds and the Underlying Funds may also hold cash for liquidity purposes.

  CAPITAL MANAGER EQUITY FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in Underlying Funds that invest primarily in equity securities. This policy will not be changed without 60 days' advance notice to shareholders.

  ALL STOCK FUNDS, BOND FUNDS AND THE NATIONAL TAX-FREE MONEY MARKET FUND

  For purposes of the Funds' 80% policies, the Funds will "look-through" investments in investment companies, such as iShares(R), and will include such investments in their respective percentage totals.

  ALL STOCK FUNDS, BOND FUNDS AND FUNDS OF FUNDS

  TEMPORARY DEFENSIVE MEASURES -- If deemed appropriate under the circumstances, each Stock Fund, Bond Fund, and Fund of Funds may increase its holdings in short-term obligations to up to 100% of its total assets. Under normal market conditions, the Stock Funds will limit their investment in short-term obligations to 20% of its total net assets. Such short-term obligations may include money market instruments and repurchase agreements.

  ALL FUNDS

  FUNDAMENTAL POLICIES -- Any of the policies identified above as fundamental may only be changed with respect to a particular Fund by a vote of a majority of the outstanding shares of that Fund.

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  INVESTMENT PRACTICES

  The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. FOLLOWING THE TABLE IS A MORE COMPLETE DISCUSSION OF RISK. You may also consult the SAI for additional details regarding these and other permissible investments.




                                                                                   DELAYED
                                ASSET-BACKED                      CONVERTIBLE      DELIVERY/WHEN-                    EMERGING
BB&T FUNDS                      SECURITIES       COMMON STOCK     SECURITIES       ISSUEDS          DERIVATIVES      MARKETS


------------------------------------------------------------------------------------------------------------------------------------
Stock Funds

------------------------------------------------------------------------------------------------------------------------------------
Large Cap Fund                  X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund              X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund             X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                  X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund       X                X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Special Opportunities Equity
  Fund                          X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund              X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund           X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Funds of Funds

------------------------------------------------------------------------------------------------------------------------------------
Capital Manager Conservative
  Growth Fund                                                                      X

------------------------------------------------------------------------------------------------------------------------------------
Capital Manager Moderate
  Growth Fund                                                                      X

------------------------------------------------------------------------------------------------------------------------------------
Capital Manager Growth Fund                                                        X

------------------------------------------------------------------------------------------------------------------------------------
Capital Manager Equity Fund                                                        X

------------------------------------------------------------------------------------------------------------------------------------
Bond Funds

------------------------------------------------------------------------------------------------------------------------------------
Short U.S. Government Fund      X                                                  X                X

------------------------------------------------------------------------------------------------------------------------------------
Intermediate U.S. Government
  Fund                          X                                                  X                X

------------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund          X                X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Kentucky Intermediate Tax-
  Free Fund                     X                                                  X                X

------------------------------------------------------------------------------------------------------------------------------------
Maryland Intermediate Tax-
  Free Fund                     X                                                  X                X

------------------------------------------------------------------------------------------------------------------------------------
North Carolina Intermediate
  Tax-Free Fund                 X                                                  X                X

------------------------------------------------------------------------------------------------------------------------------------
South Carolina Intermediate
  Tax-Free Fund                 X                                                  X                X

------------------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate Tax-
  Free Fund                     X                                                  X                X

------------------------------------------------------------------------------------------------------------------------------------
West Virginia Intermediate
  Tax-Free Fund                 X                                                  X                X

------------------------------------------------------------------------------------------------------------------------------------
Money Market Funds

------------------------------------------------------------------------------------------------------------------------------------
National Tax-Free Money
  Market Fund                                                                      X

------------------------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund         X                                                  X

------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market
  Fund

------------------------------------------------------------------------------------------------------------------------------------

                                FORWARD FOREIGN  GUARANTEED       HIGH-                             INVESTMENT
                                CURRENCY         INVESTMENT       YIELD/HIGH-RISK  ILLIQUID         COMPANY          INVESTMENT
BB&T FUNDS                      CONTRACTS        CONTRACTS        DEBT SECURITIES  SECURITIES       SECURITIES       GRADE BONDS


------------------------------------------------------------------------------------------------------------------------------------
Stock Funds

------------------------------------------------------------------------------------------------------------------------------------
Large Cap Fund                                   X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                               X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                              X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                                   X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund       X                X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Special Opportunities Equity
  Fund                                           X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                               X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                            X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Funds of Funds

------------------------------------------------------------------------------------------------------------------------------------
Capital Manager Conservative
  Growth Fund                                                                                       X

------------------------------------------------------------------------------------------------------------------------------------
Capital Manager Moderate
  Growth Fund                                                                                       X

------------------------------------------------------------------------------------------------------------------------------------
Capital Manager Growth Fund                                                                         X

------------------------------------------------------------------------------------------------------------------------------------
Capital Manager Equity Fund                                                                         X

------------------------------------------------------------------------------------------------------------------------------------
Bond Funds

------------------------------------------------------------------------------------------------------------------------------------
Short U.S. Government Fund                       X                                 X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Intermediate U.S. Government
  Fund                                           X                                 X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund                           X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Kentucky Intermediate Tax-
  Free Fund                                                                        X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Maryland Intermediate Tax-
  Free Fund                                                                        X                X                X

------------------------------------------------------------------------------------------------------------------------------------
North Carolina Intermediate
  Tax-Free Fund                                                                    X                X                X

------------------------------------------------------------------------------------------------------------------------------------
South Carolina Intermediate
  Tax-Free Fund                                                                    X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate Tax-
  Free Fund                                                                        X                X                X

------------------------------------------------------------------------------------------------------------------------------------
West Virginia Intermediate
  Tax-Free Fund                                                                    X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Money Market Funds

------------------------------------------------------------------------------------------------------------------------------------
National Tax-Free Money
  Market Fund                                    X                                 X                X

------------------------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund                          X                                 X                X

------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market
  Fund                                                                                              X

------------------------------------------------------------------------------------------------------------------------------------

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS



                                                                    NON-U.S. TRADED                   REAL ESTATE
MONEY MARKET     MORTGAGE-BACKED  MORTGAGE DOLLAR  MUNICIPAL        FOREIGN          PREFERRED        INVESTMENT
INSTRUMENTS      SECURITIES       ROLLS            SECURITIES       SECURITIES       STOCKS           TRUSTS (REITS)


---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
X                X                X                X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X                X                X                X

---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------

X

---------------------------------------------------------------------------------------------------------------------
X

---------------------------------------------------------------------------------------------------------------------
X

---------------------------------------------------------------------------------------------------------------------
X

---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X

---------------------------------------------------------------------------------------------------------------------

X                X                X                X

---------------------------------------------------------------------------------------------------------------------

X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X

---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X

---------------------------------------------------------------------------------------------------------------------

                                  REVERSE                                            U.S. GOVERNMENT  U.S. TRADED
MONEY MARKET     RESTRICTED       REPURCHASE       SECURITIES       TRUST PREFERRED  AGENCY           FOREIGN
INSTRUMENTS      SECURITIES       AGREEMENTS       LENDING          SECURITIES       SECURITIES       SECURITIES


---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
X                X                X                X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X                X                X                X

---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------

X                X                                                                   X

---------------------------------------------------------------------------------------------------------------------
X                X                                                                   X

---------------------------------------------------------------------------------------------------------------------
X                X                                                                   X

---------------------------------------------------------------------------------------------------------------------
X                X                                                                   X

---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
X                X                X                X                                 X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X                                 X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X                X                X                X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X                                 X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X                                 X

---------------------------------------------------------------------------------------------------------------------

X                X                X                X                                 X

---------------------------------------------------------------------------------------------------------------------

X                X                X                X                                 X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X                                 X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X                                 X

---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
X                X                X                X                                 X

---------------------------------------------------------------------------------------------------------------------
X                X                X                X                                 X                X

---------------------------------------------------------------------------------------------------------------------
X                                                  X

---------------------------------------------------------------------------------------------------------------------

                                  VARIABLE AND                      ZERO-COUPON
MONEY MARKET     U.S. TREASURY    FLOATING RATE                     DEBT
INSTRUMENTS      OBLIGATIONS      INSTRUMENTS      WARRANTS         OBLIGATIONS


-----------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
X                X                                 X                X

-----------------------------------------------------------------------------------
X                X                                 X                X

-----------------------------------------------------------------------------------
X                X                                 X                X

-----------------------------------------------------------------------------------
X                X                                 X                X

-----------------------------------------------------------------------------------
X                X                                 X                X

-----------------------------------------------------------------------------------
X                X                                 X                X

-----------------------------------------------------------------------------------
X                X                                 X                X

-----------------------------------------------------------------------------------
X                X                                 X                X

-----------------------------------------------------------------------------------


-----------------------------------------------------------------------------------

X                X

-----------------------------------------------------------------------------------
X                X

-----------------------------------------------------------------------------------
X                X

-----------------------------------------------------------------------------------
X                X

-----------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
X                X                                                  X

-----------------------------------------------------------------------------------
X                X                                                  X

-----------------------------------------------------------------------------------
X                X                                 X                X

-----------------------------------------------------------------------------------
X                X                X                                 X

-----------------------------------------------------------------------------------
X                X                X                                 X

-----------------------------------------------------------------------------------

X                X                X                                 X

-----------------------------------------------------------------------------------

X                X                X                                 X

-----------------------------------------------------------------------------------
X                X                X                                 X

-----------------------------------------------------------------------------------
X                X                X                                 X

-----------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
X                X                X                                 X

-----------------------------------------------------------------------------------
X                X                X                                 X

-----------------------------------------------------------------------------------
X                X                                                  X

-----------------------------------------------------------------------------------

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

  ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

  COMMON STOCK:  Shares of ownership of a company.

  CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.

  DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund's obligations under these commitments will not exceed 25% of its total assets.

  DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swap agreements, some mortgage-backed securities and custody receipts.

     CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price. The Funds will sell only covered call and secured put options.

     CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs.

     FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.

     STOCK-INDEX OPTIONS: A security that combines features of options with securities trading using composite stock indices.

     STRUCTURED PRODUCTS: Individually negotiated agreements organized and operated to restructure the investment characteristics of an underlying security, involving the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments.

     SWAPS: An arrangement in which a Fund and another entity may lend to each other on different terms, e.g., in different currencies, and/or different interest rates.

  EMERGING MARKETS: Bonds issued by foreign companies in countries that are defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (the World Bank), the International Finance Corporation of the World Bank, the United Nations or their authorities.

  FOREIGN SECURITIES -- NON-U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.

     EUROPEAN DEPOSITARY RECEIPTS ("EDRS"): EDRs are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities.

     GLOBAL DEPOSITARY RECEIPTS ("GDRS"): GDRs are depositary receipts structured as global debt issues to facilitate trading on an international basis.

  FOREIGN SECURITIES -- U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

     AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

     YANKEE BONDS, NOTES, AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds and notes issued by foreign corporations or governments.

         CANADA BONDS:  Issued by Canadian provinces.

         SOVEREIGN BONDS:  Issued by the government of a foreign country.

         SUPRANATIONAL BONDS: Issued by supranational entities, such as the World Bank and European Investment Bank.

  FORWARD FOREIGN CURRENCY CONTRACTS: An obligation to purchase or sell a specific amount of a currency at a fixed future date and price set at the time the contract is negotiated.

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

  HIGH-YIELD/HIGH-RISK DEBT SECURITIES: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

  ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

  INVESTMENT COMPANY SECURITIES: Shares of investment companies. The Stock and Bond Funds, each respectively, may invest up to 5% of its total assets in the shares of any one registered investment company, but may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its total assets in the securities of other registered investment companies. These registered investment companies may include shares of other registered investment companies for which the Adviser to a Fund or any of its affiliates serves as investment adviser or distributor. The Funds of Funds will invest in excess of these limits in accordance with its Prospectus disclosure. The Money Market Funds may only invest in shares of other money market funds. Pursuant to new exemptive rules under the 1940 Act recently adopted by the Securities and Exchange Commission and effective as of July 31, 2006, each Fund may invest in shares of affiliated or unaffiliated money market funds to the extent permitted by its investment strategy.

     EXCHANGE-TRADED FUNDS ("ETFS"): ETFs, such as Standard & Poor's Depository Receipts ("SPDRs") and NASDAQ-100 Index Tracking Stock ("NASDAQ 100s"), represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price, performance and dividend yield of an index, such as the S&P 500 Index or the NASDAQ-100 Index, or a group of stocks in a particular geographic area. Barclay's iShares are also ETFs and are index funds that trade like shares. ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the underlying portfolio, less trust expenses. Because ETFs are registered investment companies, the Funds must comply with the percentage limitations described above.

  INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Adviser.

  MONEY MARKET INSTRUMENTS: Investment grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. government obligations, domestic and foreign commercial paper (including variable amount master demand notes), repurchase agreements, certificates of deposit, bankers' acceptances, demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, bank accounts and other financial institution obligations. Money market instruments may carry fixed or variable interest rates. These investments are limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two NRSROs (for example, commercial paper rated "A-1" or "A-2" by S&P and "P-1" or "P-2" by Moody's), or (ii) do not possess a rating (i.e., are unrated) but are determined by the Adviser or Sub-Adviser to be of comparable quality.

     BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

     CERTIFICATES OF DEPOSIT:  Negotiable instruments with a stated maturity.

     COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

     REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

     TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


     VARIABLE AMOUNT MASTER DEMAND NOTES: Unsecured demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of principal and accrued interest at specified intervals.

  MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

     COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.

  MORTGAGE DOLLAR ROLLS: Transactions in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.

  MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include industrial development bonds and other private activity bonds, as well as general obligation bonds, revenue bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities (single family revenue bonds), obligations issued on behalf of Section 501(c)(3) organizations, and pre-refunded (or escrowed to maturity) bonds whose timely payment of principal and interest is ensured by an escrow of U.S. government obligations.

  There are two general types of municipal bonds: General-obligations bonds, which are secured by the taxing power of the issuer and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation ("COPs"); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district issues which are secured by specific real estate parcels; hospital revenue; and industrial development bonds that are secured by a private company.

     STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a fund's option a specified municipal obligation at its amortized cost value to a fund plus accrued interest. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

  PREFERRED STOCKS: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. These securities generally do not carry voting rights.

  REAL ESTATE INVESTMENT TRUSTS ("REITS"): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

  RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

  REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.

  SECURITIES LENDING: The lending of up to 33 1/3% of the Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit.

  TRUST PREFERRED SECURITIES. Securities possessing characteristics of both equity and debt issues.

  U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

  U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

     STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

  VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  WARRANTS: Securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.

  ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

  INVESTMENT RISKS

  Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Risk/Return Summary and Fund Expenses." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

  CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

  EMERGING MARKETS RISK. The risks associated with foreign investments (see "Foreign Investment Risk") are particularly pronounced in connection with investments in emerging markets. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

  ESTIMATED MATURITY RISK. The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

  ETF RISK. The risk associated with the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, it may be more costly to own an ETF.

  FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

  INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

  INVESTMENT STYLE RISK. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market.

  Groups or asset classes of stocks tend to go through cycles of doing better -- or worse -- than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

      HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

      SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

  LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of foregoing an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

  MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

  MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

  POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

  PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call" -- or repay -- higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income -- and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

  REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  SECTOR RISK. The risk that a Fund comprised of securities credit enhanced by banks or companies with similar characteristics will be more susceptible to any economic, business, political, or other developments that generally affect these entities. Developments affecting banks or companies with similar characteristics might include changes in interest rates, changes in the economic cycle affecting credit losses and regulatory changes.

  SMALL COMPANY RISK. Stocks of small-capitalization companies are more risky than stocks of larger companies and may be more vulnerable than larger companies to adverse business or economic developments. Many of these companies are young and have a limited track record. Small cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. If a Fund concentrates on small-capitalization companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

  TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

  U.S. GOVERNMENT AGENCY SECURITIES RISK. The risk associated with securities issued by agencies of the U.S. government such as Fannie Mae, Ginnie Mae or Freddie Mac. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.



   [ICON]    FUND MANAGEMENT




  THE INVESTMENT ADVISER

  BB&T Asset Management, Inc. ("BB&T Asset Management" or the "Adviser") is the adviser for the Funds. BB&T Asset Management, located at 434 Fayetteville Street Mall, Raleigh, NC 27601, is a wholly-owned subsidiary of BB&T Corporation ("BB&T"), a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 2006, BB&T had assets of approximately $121.4 billion. Through its subsidiaries, BB&T operates over 1,400 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.

  In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. BB&T Asset Management currently manages discretionary assets of more than $15.3 billion.

  The Adviser may appoint one or more sub-advisors to manage all or a portion of the assets of the Funds. The Funds and the Adviser intend to seek exemptive relief from the Securities and Exchange Commission (SEC) to permit the Adviser, subject to certain conditions, including the one-time prior approval of the Funds' Board of Trustees and shareholders, to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval. The Adviser has received the one-time approval from the Funds' Board of Trustees and shareholders, and if the Adviser obtains an exemptive order from the SEC, the Adviser will have the ability to change the fee payable to a sub-adviser or appoint a new sub-adviser at a fee different than that paid to the current sub-adviser, which in turn may result in a different fee retained by the Adviser. As of the date of this prospectus, the Funds and the Adviser had not yet filed an exemptive application with the SEC. Once filed, there is no guarantee that the SEC will grant exemptive relief.

  Through its portfolio management team, BB&T Asset Management makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.

  FUND MANAGEMENT


  For these advisory services, the Funds paid as follows during their fiscal year ended September 30, 2006:


                                                     PERCENTAGE OF AVERAGE NET
                                                    ASSETS FOR THE FISCAL YEAR
                                                          ENDED 09/30/06


                                                    --------------------------
Large Cap Fund
(formerly the Large Cap Value Fund)                            0.69%
                                                    --------------------------
Mid Cap Value Fund                                             0.69%
                                                    --------------------------
Mid Cap Growth Fund                                            0.69%
                                                    --------------------------
Small Cap Fund                                                 0.80%
                                                    --------------------------
International Equity Fund                                      0.90%
                                                    --------------------------
Special Opportunities Equity Fund                              0.80%
                                                    --------------------------
Equity Income Fund                                             0.70%
                                                    --------------------------
Short U.S. Government Fund                                     0.45%
                                                    --------------------------
Intermediate U.S. Government Fund                              0.49%
                                                    --------------------------
Total Return Bond Fund                                         0.49%
                                                    --------------------------
Kentucky Intermediate Tax-Free Fund                            0.39%
                                                    --------------------------
Maryland Intermediate Tax-Free Fund                            0.30%
                                                    --------------------------
North Carolina Intermediate Tax-Free Fund                      0.45%
                                                    --------------------------
South Carolina Intermediate Tax-Free Fund                      0.43%
                                                    --------------------------
Virginia Intermediate Tax-Free Fund                            0.45%
                                                    --------------------------
West Virginia Intermediate Tax-Free Fund                       0.45%
                                                    --------------------------
National Tax-Free Money Market Fund                            0.20%
                                                    --------------------------
Prime Money Market Fund                                        0.29%
                                                    --------------------------
U.S. Treasury Money Market Fund                                0.27%
                                                    --------------------------
Capital Manager Conservative Growth Fund                       0.00%
                                                    --------------------------
Capital Manager Moderate Growth Fund                           0.00%
                                                    --------------------------
Capital Manager Growth Fund                                    0.00%
                                                    --------------------------
Capital Manager Equity Fund                                    0.00%
                                                    --------------------------


  A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with BB&T Asset Management and sub-advisory agreements with UBS Global AM, Scott & Stringfellow, Federated IMC, and Sterling Capital is available in the Funds' annual report to shareholders for the period ended September 30, 2006.


  THE INVESTMENT SUB-ADVISERS

  INTERNATIONAL EQUITY FUND. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the sub-adviser to the International Equity Fund pursuant to a Sub-advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, UBS Global AM will provide investment management sub-advisory services to the Fund, select investments and place all orders for purchases and sales of the Fund's securities subject to the direction and supervision of the BB&T Funds' Board of Trustees and the Adviser, in accordance with any written guidelines adopted by the Fund's Board of Trustees or the Adviser and furnished to UBS Global AM, and in accordance with the Fund's written investment restrictions.

  UBS Global AM, located at One North Wacker Drive, Chicago, IL 60606, began managing institutional assets in 1974 through its predecessor entities, Brinson Partners, Inc. and First Chicago Investment Advisors. Swiss Bank Corporation ("SBC") acquired the firm in 1995. In 1998, SBC merged with Union Bank of Switzerland to form UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group (the "Group") of UBS AG.

  FUND MANAGEMENT


  As of September 30, 2006, UBS Global AM had approximately $143 billion in assets under management and the Group had approximately $658 billion in assets under management.

  SPECIAL OPPORTUNITIES EQUITY FUND AND EQUITY INCOME FUND. Scott & Stringfellow, Inc. ("Scott & Stringfellow" or the "Sub-Adviser") serves as the sub-adviser to the Special Opportunities Equity Fund and the Equity Income Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Scott & Stringfellow manages the Funds, selects their investments, and places all orders for purchases and sales of the Funds' securities, subject to the general supervision of BB&T Funds' Board of Trustees and BB&T Asset Management and in accordance with the Funds' investment objectives.

  Scott & Stringfellow's address is: 909 E. Main Street, Richmond, Virginia 23219. Scott & Stringfellow is a wholly-owned subsidiary of BB&T. As of December 31, 2006, Scott & Stringfellow had over $23 billion in client funds. Founded in 1893, Scott & Stringfellow operates as a full-service regional brokerage and investment banking firm serving individual, institutional, corporate and municipal clients.

  NATIONAL TAX-FREE MONEY MARKET FUND AND PRIME MONEY MARKET FUND. Federated Investment Management Company ("Federated IMC") serves as the sub-adviser to the National Tax-Free Money Market Fund and Prime Money Market Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Federated IMC manages the Funds, selects their investments, and places all orders for purchases and sales of the Funds' securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T Asset Management and in accordance with the Funds' investment objective, policies and restrictions.

  Federated IMC's address is: Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated IMC and other subsidiaries of Federated Investors, Inc. advise approximately 148 mutual funds and separate accounts, which totaled approximately $237 billion in assets as of December 31, 2006. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,243 employees. Nearly 5,500 investment professionals and institutions make Federated Funds available to their customers.

  MID CAP VALUE FUND AND TOTAL RETURN BOND FUND. Sterling Capital Management LLC ("Sterling Capital") serves as the sub-adviser to the Mid Cap Value Fund and the Total Return Bond Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Sterling Capital manages the Funds, selects their investments and places all orders for purchases and sales of the Funds' securities, subject to the direction and supervision of the Board of Trustees and BB&T Asset Management, any written guidelines adopted by the Board of Trustees or BB&T Asset Management and furnished to Sterling Capital, and in accordance with the Funds' written investment restrictions.

  Sterling Capital's address is: 4064 Colony Road, Suite 300, Charlotte, NC 28211. Sterling Capital was organized as a limited liability company on January 27, 2005. Sterling Capital, originally founded in 1970, is an affiliate of BB&T Asset Management because it is 70% owned by the parent of BB&T Asset Management, BB&T Corporation. As of September 30, 2006, Sterling Capital had over $10.5 billion in assets under management.


  PORTFOLIO MANAGERS


  LARGE CAP FUND. Ronald T. Rimkus, CFA, has been primarily responsible for the management of the Fund since March 2006. Mr. Rimkus joined BB&T Asset Management, Inc. in January 2006 as the Director of Core Equity. From 2000 to 2006, Mr. Rimkus managed a large cap core equity product for Mesirow Financial, Inc.

  MID CAP VALUE FUND. Timothy P. Beyer has been the manager or co-portfolio manager of the BB&T Mid Cap Value Fund since July 2005.

  Mr. Beyer, CFA, joined Sterling Capital in 2004 and is currently an Executive Director. From 2003-2004, Mr. Beyer served as Portfolio Manager of the AIM Midcap Basic Value Fund for AIM Investments. From 2000-2002, Mr. Beyer worked at USAA managing the USAA Value Fund and USAA Balanced Fund.

  MID CAP GROWTH FUND. David Nolan has managed or has been a member of the team that manages the Mid Cap Growth Fund since its inception. Mr. Nolan managed the OVB Capital Appreciation Fund (predecessor to the BB&T Mid Cap Growth
  Fund) since December 1993. Mr. Nolan is a Senior Vice President and portfolio manager with the Adviser. He has been with the Adviser and its predecessors since 1985.

  FUND MANAGEMENT


  SMALL CAP FUND. John Kvantas, CFA, has managed the Small Cap Fund since its May 2003 inception. Mr. Kvantas is a Senior Vice President and portfolio manager for the Adviser. He has been with the Advisor since March 2003. From November 1997 to February 2003, he was a portfolio manager and equity analyst with Wachovia.

  INTERNATIONAL EQUITY FUND. Thomas Madsen has been the portfolio manager of the BB&T International Equity Fund since April, 2003. Mr. Madsen is the Global Head of Equities at UBS Global Asset Management and has been a Managing Director of UBS Global Asset Management since February, 2000.

  SPECIAL OPPORTUNITIES EQUITY FUND AND EQUITY INCOME FUND. George F. Shipp, CFA, has been the portfolio manager of the Special Opportunities Equity Fund and the Equity Income Fund since their inception. Mr. Shipp is the Senior Managing Director of CHOICE Asset Management, a department of Scott & Stringfellow, and serves as Chief Investment Officer of the CHOICE portfolios, separate accounts sponsored by Scott & Stringfellow. Mr. Shipp has been with Scott & Stringfellow since 1982.

  SHORT U.S. GOVERNMENT FUND. Kevin McNair, CFA, has managed or has been a member of the team that manages the Short U.S. Government Fund since 1994. Mr. McNair is a Senior Vice President and portfolio manager with the Adviser.

  INTERMEDIATE U.S. GOVERNMENT FUND. Brad D. Eppard, CFA, has been the portfolio manager of the Intermediate U.S. Government Fund since July 2003. Mr. Eppard is a Senior Vice President and portfolio manager with the Adviser, positions which he has held since July 2003. From October 2000 to July 2003 Mr. Eppard was a senior fixed income strategist for Legg Mason Wood Walker. From February 2000 to October 2000 Mr. Eppard was a senior fixed income strategist for Wachovia Securities. Prior to that Mr. Eppard was a senior portfolio manager and Director at Boatman's Capital Management from April 1997 to January 2000.

  TOTAL RETURN BOND FUND. David M. Ralston has been the portfolio manager of the BB&T Total Return Bond Fund since July, 2005. Mr. Ralston is a Managing Director and CIO of Sterling Capital Management, and is a Fixed Income Portfolio Manager and the head of Sterling's fixed income team. Mr. Ralston co-founded Trinity Capital Advisors in 1989, which merged into Sterling Capital Management in 1991.

  TAX-FREE BOND FUNDS. Robert Millikan, CFA, has managed or has been a member of the team that manages each of the Tax-Free Bond Funds since February 2000. Mr. Millikan is a Senior Vice President and Director of Fixed Income Management with the Adviser. He has been with the Adviser and its predecessors since February 2000. From July 1990 to February 2000, he was an investment officer with First Citizens Bank.

  FUNDS OF FUNDS. All decisions for the Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, and Capital Manager Equity Fund are made by the BB&T Balanced Portfolio Management Team, which includes Jeffrey J. Schappe, Robert F. Millikan, Ronald T. Rimkus and Will Gholston.

  Mr. Schappe, CFA, has been a member of the team that manages the Fund of Funds since March 2005. Mr. Schappe has served as Chief Investment Officer for BB&T Asset Management, Inc. since April 2004. From 2002 through April 2004, he served as Senior Vice President and Chief Investment Officer for Citizens Advisers. He joined Citizens in 2001 as Director of Research. Before working at Citizens Advisers, Schappe managed the research department at George K. Baum & Company, a regional broker-dealer and investment bank. Prior to that, he served as Vice President/Portfolio Manager and Director of Research for Conseco Capital Management.

  Mr. Millikan, CFA, has been a member of the team that manages the Fund of Funds since September 2004. Mr. Millikan is a Senior Vice President and Director of Fixed Income Management with the Adviser. He has been with the Adviser and its predecessors since February 2000. From July 1990 to February 2000, he was an investment officer with First Citizens Bank.

  Mr. Rimkus, CFA, has been a member of the team that manages the Fund of Funds since March 2006. Mr. Rimkus joined BB&T Asset Management, Inc. in January 2006 as the Director of Core Equity. From 2000 to 2006, Mr. Rimkus managed a large cap core equity product for Mesirow Financial, Inc.

  FUND MANAGEMENT


  Mr. Gholston, CFA, has been a member of the team since March 2006. Mr. Gholston is an Assistant Vice President and Manager of Quantitative Analysis with the Adviser. He has been with the Adviser since October 2003. Prior to joining the Adviser, he served as an Investment Performance Associate/Analyst for Cambridge Associates and UNC Management Company.

  Additional information regarding the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares in Funds for which they are portfolio managers is available in the Statement of Additional Information.



  SCOTT & STRINGFELLOW-RELATED PERFORMANCE OF SEPARATELY MANAGED ACCOUNTS

  In addition to acting as Sub-Adviser to the Special Opportunities Equity Fund and the Equity Income Fund, Scott & Stringfellow manages a wrap fee program pursuant to the multi-style investment strategy. The following table shows the historical performance of all accounts managed by Scott & Stringfellow, which have substantially similar investment objectives, policies, strategies and risks to the Special Opportunities Equity Fund and Equity Income Fund, respectively. These composites are provided to illustrate the past performance of Scott & Stringfellow in managing accounts substantially similar to the Special Opportunities Equity Fund and the Equity Income Fund. THESE COMPOSITES DO NOT REPRESENT THE PERFORMANCE OF THE SPECIAL OPPORTUNITIES EQUITY FUND OR THE EQUITY INCOME FUND. YOU SHOULD NOT CONSIDER THIS PERFORMANCE DATA AS AN INDICATION OF FUTURE PERFORMANCE OF THE SPECIAL OPPORTUNITIES EQUITY FUND, THE EQUITY INCOME FUND OR OF SCOTT & STRINGFELLOW.

  The Sub-Adviser's composite performance data shown below was calculated on a time weighted basis and includes all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of a 2.2% fee comprising advisory services, brokerage commissions and execution costs, without provision for federal or state income taxes or custody fees. This fee represents the highest account fee paid at the account level by the underlying private accounts used to construct the composite. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Returns are calculated by geometrically linking the monthly and quarterly returns respectively. There is no use of leverage or derivatives.

  The accounts that are included in the Sub-Adviser's composites are not subject to the same types of expenses to which the Special Opportunities Equity Fund and the Equity Income Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the 1940 Act or Subchapter M of the Internal Revenue Code.

  Consequently, the performance results for the Sub-Adviser's composites could have been adversely affected if the accounts included in the composites had been regulated as investment companies under the federal securities laws.

  The investment results of the Sub-Adviser's composites presented below are unaudited. The investment results of the Sub-Adviser's composites were not calculated pursuant to the methodology established by the SEC that will be used to calculate the performance results of the Special Opportunities Equity Fund and the Equity Income Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.


                                               SUB-ADVISER'S                       SUB-ADVISER'S
                                         COMPOSITE RELATED TO THE            COMPOSITE RELATED TO THE       S&P 500
CALENDAR YEAR                      SPECIAL OPPORTUNITIES EQUITY FUND(2)        EQUITY INCOME FUND(3)       INDEX(4)


-------------------------------------------------------------------------------------------------------------------
2002                                              -18.04%                             -14.41%               -22.12%
-------------------------------------------------------------------------------------------------------------------
2003                                               42.32%                              28.54%                28.69%
-------------------------------------------------------------------------------------------------------------------
2004                                               27.10%                              20.58%                10.87%
-------------------------------------------------------------------------------------------------------------------
2005                                                2.32%                               7.72%                 4.91%
-------------------------------------------------------------------------------------------------------------------
2006                                               20.42%                              20.40%                15.81%
-------------------------------------------------------------------------------------------------------------------

  FUND MANAGEMENT






                                               SUB-ADVISER'S                       SUB-ADVISER'S
                                         COMPOSITE RELATED TO THE            COMPOSITE RELATED TO THE       S&P 500
ANNUALIZED PERIOD                  SPECIAL OPPORTUNITIES EQUITY FUND(2)        EQUITY INCOME FUND(3)       INDEX(4)


-------------------------------------------------------------------------------------------------------------------
1 Year Ended 12/31/06                             20.42%                              20.40%                15.81%
-------------------------------------------------------------------------------------------------------------------
2 Years Ended 12/31/06                            16.13%                              16.07%                10.43%
-------------------------------------------------------------------------------------------------------------------
3 Years Ended 12/31/06                            12.81%                              11.45%                 6.18%
-------------------------------------------------------------------------------------------------------------------
Inception through 12/31/05(1)                     12.05%                              10.08%                 2.48%
-------------------------------------------------------------------------------------------------------------------



  (1) Inception is 12/27/00 for the Sub-Adviser's composites for the Special Opportunities Equity Fund and the Equity Income Fund.

  (2) A 2.2% fee comprising advisory services, brokerage commissions and execution costs was applied to the performance of the Sub-Adviser's composite related to Special Opportunities Equity Fund. This represents the highest account fee paid at the account level by the underlying private accounts used to construct this composite. This fee is higher than the estimated total fund operating expenses, both before and after contractual and voluntary waivers are taken into account. Absent contractual and voluntary waivers, the estimated total operating expenses would be 1.53%, 2.03% and 2.03% for the Class A, Class B and Class C Shares of the Special Opportunities Equity Fund, respectively. Including contractual and voluntary waivers, estimated total operating expenses would be 1.28%, 2.03% and 2.03% for the Class A, Class B and Class C Shares of the Special Opportunities Equity Fund, respectively. The performance of the Sub-Adviser's composite related to Special Opportunities Equity Fund does not take into account federal or state income taxes.


  (3) A 2.2% fee comprising advisory services, brokerage commissions and execution costs was applied to the performance of the Sub-Adviser's composite related to Equity Income Fund. This represents the highest account fee paid at the account level by the underlying private accounts used to construct this composite. This fee is higher than the estimated total fund operating expenses, both before and after contractual and voluntary waivers are taken into account. Absent contractual and voluntary waivers, the estimated total operating expenses would be 1.45%, 1.95% and 1.95% for the Class A, Class B and Class C Shares of the Equity Income Fund, respectively. Including contractual and voluntary waivers, estimated total operating expenses would be 1.20%, 1.95% and 1.95% for the Class A, Class B and Class C Shares of the Equity Income Fund, respectively. The performance of the Sub-Adviser's composite related to Equity Income Fund does not take into account federal or state income taxes.

  (4) The S&P 500 Index is a widely recognized, unmanaged index of common stocks.


  THE DISTRIBUTOR AND ADMINISTRATOR

  BB&T Asset Management, Inc. (the "Administrator"), 434 Fayetteville Street Mall, Raleigh, NC 27601, serves as each Fund's administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as each Fund's sub-administrator.

  BB&T AM Distributors, Inc. (the "Distributor") serves as the distributor of each Fund's shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

  The SAI has more detailed information about the Adviser and other service providers.



   [ICON]    SHAREHOLDER INFORMATION




  CHOOSING A SHARE CLASS

  Class A Shares, Class B Shares, and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments. Your financial representative can help you decide which share class is best for you.

  CLASS A SHARES



- Stock Funds, Bond Funds and Funds of Funds:   Front-end sales charges, as described on
  Money Market Funds:                           pages 136.
                                                No sales charges.
                                                (0.25% for the Mid Cap Growth Fund, the Mid
- Distribution and service fees of 0.50% of     Cap Value Fund, and the West Virginia
  average daily net assets.                     Intermediate Tax-Free Fund)

- OFFERED BY:

  Large Cap Fund                                North Carolina Intermediate Tax-Free Fund
  Mid Cap Value Fund                            South Carolina Intermediate Tax-Free Fund
  Mid Cap Growth Fund                           Virginia Intermediate Tax-Free Fund
  Small Cap Fund                                West Virginia Intermediate Tax-Free Fund
  International Equity Fund                     National Tax-Free Money Market Fund
  Special Opportunities Equity Fund             Prime Money Market Fund
  Equity Income Fund                            U.S. Treasury Money Market Fund
  Short U.S. Government Fund                    Capital Manager Conservative Growth Fund
  Intermediate U.S. Government Fund             Capital Manager Moderate Growth Fund
  Total Return Bond Fund                        Capital Manager Growth Fund
  Kentucky Intermediate Tax-Free Fund           Capital Manager Equity Fund
  Maryland Intermediate Tax-Free Fund


  CLASS B SHARES

  - No front-end sales charge; all your money goes to work for you right away.

  - Distribution and service (12b-1) fees of 1.00% of average daily net assets.

  - A deferred sales charge, as described on page 137.

  - Automatic conversion to Class A Shares after eight years, thus reducing future annual expenses.

  - Maximum investment for all Class B purchases: $250,000.



- OFFERED BY:

  Large Cap Fund                                Total Return Bond Fund
  Mid Cap Value Fund                            National Tax-Free Money Market Fund
  Mid Cap Growth Fund                           Prime Money Market Fund
  Small Cap Fund                                U.S. Treasury Money Market Fund
  International Equity Fund                     Capital Manager Conservative Growth Fund
  Special Opportunities Equity Fund             Capital Manager Moderate Growth Fund
  Equity Income Fund                            Capital Manager Growth Fund
  Intermediate U.S. Government Fund             Capital Manager Equity Fund


  NOTE: Shareholders investing directly in Class B Shares of the Money Market Funds, as opposed to Shareholders obtaining Class B Shares of a Money Market Fund upon an exchange of Class B Shares of any other Funds, will be requested to participate in the Auto Exchange Program in such a way that their Class B Shares have been withdrawn from the Money Market Fund within two years of purchase.

  SHAREHOLDER INFORMATION


  CLASS C SHARES

  - No front-end sales charge; all your money goes to work for you right away.

  - Distribution and service (12b-1) fees of 1.00% of average daily net assets.

  - A deferred sales charge, as described on page 137.

  - Maximum investment for all Class C purchases:  None




- OFFERED BY:

  Large Cap Fund                                Total Return Bond Fund
  Mid Cap Value Fund                            National Tax-Free Money Market Fund
  Mid Cap Growth Fund                           Prime Money Market Fund
  Small Cap Fund                                U.S. Treasury Money Market Fund
  International Equity Fund                     Capital Manager Conservative Growth Fund
  Special Opportunities Equity Fund             Capital Manager Moderate Growth Fund
  Equity Income Fund                            Capital Manager Growth Fund
  Intermediate U.S. Government Fund             Capital Manager Equity Fund


  For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

  Because 12b-1 fees are paid on an ongoing basis, Class B and Class C shareholders could end up paying more expenses and receive lower dividends over the long term than if they had paid a sales charge.

  The Funds also offer Institutional Shares, which have their own expense structure and are only available to investors who are not fiduciary clients of Branch Banking and Trust Company, its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity. Call the Distributor for more information (see back cover of this prospectus).

  Generally, expenses applicable to a Fund are allocated to each share class of the Fund on the basis of the relative net assets of each class. Expenses applicable to a particular share class, such as distribution and service (12b-
  1) fees, are borne solely by that share class.

  SHAREHOLDER INFORMATION


  PRICING OF FUND SHARES

  ------------------------------------------------------------------------------
  HOW NAV IS CALCULATED

  The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

                                       NAV =
                            Total Assets - Liabilities
                            --------------------------
                                 Number of Shares
                                    Outstanding

  Generally, for Funds other than the Money Market Funds, you can find the Fund's NAV daily at www.wsj.com/free. NAV is calculated separately for each class of shares.

  ------------------------------------------------------------------------------

MONEY MARKET FUNDS

The per share net asset value ("NAV") of the Prime Money Market and U.S. Treasury Money Market Funds will be determined at 3:00 p.m. Eastern time on days the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of New York are open. The NAV for the National Tax-Free Money Market Fund will be determined at 12:00 p.m. Eastern time on days the NYSE and the Federal Reserve Bank of New York are open. On days when the Federal Reserve Bank of New York is closed, the Funds may elect to be open, in their discretion, if it is determined to be in shareholders' best interests. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received. This is what is known as the offering price.

Each Fund uses the amortized cost method of valuing its investments, which does not take into account unrealized gains or losses. For further information regarding the methods used in valuing the Fund's investments, please see the SAI.

OTHER FUNDS

Per NAV for each Fund is determined and its shares are priced at the close of regular trading on the NYSE, normally at 4:00 p.m. Eastern time on days the Exchange is open. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund less any applicable sales charge as noted in the section on "Distribution Arrangements/Sales Charges." This is what is known as the offering price. For further information regarding the methods used in valuing the Fund's investments, please see the SAI.


A Fund's securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by BB&T Funds' Pricing Committee (the "Pricing Committee") pursuant to procedures established by BB&T Funds' Board of Trustees. For further information regarding the methods used in valuing the Fund's investments, please see "Additional Information About the Funds -- Fair Value Pricing Policies."

  SHAREHOLDER INFORMATION


  PURCHASING AND ADDING TO YOUR SHARES

  You may purchase Funds through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.



                                MINIMUM INITIAL       MINIMUM
ACCOUNT TYPE                         INVESTMENT    SUBSEQUENT


Class A, Class B or Class C
--------------------------------------------------------------
Regular                                  $1,000            $0
--------------------------------------------------------------
Automatic Investment Plan                   $25           $25
--------------------------------------------------------------



All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, credit card convenience checks, cash, traveler's checks, cashier's checks and checks drawn on foreign currencies are not accepted. In addition, bank starter checks are not accepted for initial purchase into the Funds.

A Fund may waive its minimum purchase requirement. The Distributor may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

--------------------------------------------------------------------------------
AVOID TAX WITHHOLDING

Each Fund is required to withhold a percentage of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number or have otherwise failed to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI and provide a correct Tax Identification Number (Social Security Number for most investors) on the account application.

--------------------------------------------------------------------------------

  SHAREHOLDER INFORMATION


  PURCHASING AND ADDING TO YOUR SHARES
  CONTINUED

  INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

  BY REGULAR MAIL

  If purchasing shares through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will complete and submit the necessary documentation. For all other purchases, follow the instructions below.

  Initial Investment:

  1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

  2. Make check or bank draft payable to "BB&T Funds."

  3. Mail to: BB&T Funds
     P.O. Box 9762, Providence, RI 02940-9762

  Subsequent:

  1. Use the investment slip attached to your account statement.
     Or, if unavailable,

  2. Include the following information on a piece of paper:


     - BB&T Funds/Fund name


     - Share class


     - Amount invested


     - Account name


     - Account number


     Include your account number on your check.

  3. Mail to: BB&T Funds
     P.O. Box 9762, Providence, RI 02940-9762

  BY OVERNIGHT SERVICE

  See instructions 1-2 above for subsequent investments.

  4. Mail to: BB&T Funds
     c/o PFPC Inc.
     101 Sabin Street, Pawtucket, RI 02860



  ---------------------------------------------------------------------------
  ELECTRONIC VS. WIRE TRANSFER

  Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to ten days to clear. There is generally no fee for ACH transactions.
  ---------------------------------------------------------------------------

  ELECTRONIC PURCHASES

  Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. Bank. Your bank or broker may charge for this service.

  Establish electronic purchase option on your account application or call 1-800-228-1872. Your account can generally be set up for electronic purchases within 15 days.

  Call 1-800-228-1872 to arrange a transfer from your bank account.


--------------------------------------------------------------------------------
                                   QUESTIONS?
                            Call 800-228-1872 or your
                           investment representative.
--------------------------------------------------------------------------------

  SHAREHOLDER INFORMATION


  PURCHASING AND ADDING TO YOUR SHARES
  CONTINUED

  BY WIRE TRANSFER

  Note: Your bank may charge a wire transfer fee.

  For initial investment:

  Mail the completed application, along with a request for a confirmation number to P.O. Box 9652, Providence, RI 02940-9652. Follow the instructions below after receiving your confirmation number.

  For initial and subsequent investments:

  Call 1-800-228-1872 to obtain a trade confirmation number and use the wire instructions below:




Bank:           PNC Bank
ABA:            031000053
Account Name:   BB&T Funds
Acct #:         8611727598
FBO:            account name, fund number, fund name, and account number at BB&T Funds



  AFTER INSTRUCTING YOUR BANK TO WIRE THE FUNDS, CALL 1-800-228-1872 TO ADVISE US OF THE AMOUNT BEING TRANSFERRED AND THE NAME OF YOUR BANK.

  ------------------------------------------------------------------------------
  YOU CAN ADD TO YOUR ACCOUNT BY USING THE CONVENIENT OPTIONS DESCRIBED BELOW. THE FUND RESERVES THE RIGHT TO CHANGE OR ELIMINATE THESE PRIVILEGES AT ANY TIME WITH 60 DAYS NOTICE.

  ------------------------------------------------------------------------------

  AUTOMATIC INVESTMENT PLAN

  You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $25 minimum required to open the account.

  To invest regularly from your bank account:
   - Complete the Automatic Investment Plan portion on your account application or the supplemental sign-up form.

   - Make sure you note:

      - Your bank name, address and account number.



  ----------------------------------------------------------------------------
  DIRECTED DIVIDEND OPTION

  By selecting the appropriate box in the account application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another BB&T Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.
--------------------------------------------------------------------------------

      - The amount you wish to invest automatically (minimum $25).

      - How often you want to invest (every month, 4 times a year, twice a year or once a year).

   - Attach a voided personal check.

  Call 1-800-228-1872 for an enrollment form or consult the SAI for additional information.

  ------------------------------------------------------------------------------

  ANTI-MONEY LAUNDERING PROGRAM

  The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to refuse to open your account, to close your account or to take such other action as they deem reasonable or required by law.

  ------------------------------------------------------------------------------

  DIVIDENDS AND DISTRIBUTIONS

  All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Class A Shares have higher dividends than Class B Shares and Class C Shares, because Class A Shares have lower distribution expenses than Class B Shares and Class C Shares. Income dividends for the Money Market Funds and the Bond Funds are declared daily and paid monthly. Income dividends for the Large Cap Fund, Mid Cap Value Fund, and the Small Cap Fund are declared and paid monthly. The Mid Cap Growth Fund, International Equity Fund, the Special Opportunities Equity Fund, the Equity Income Fund, and the Funds of Funds declare and pay income dividends quarterly. Capital gains are distributed at least annually.

  DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.

  ------------------------------------------------------------------------------

  SHAREHOLDER INFORMATION


  SELLING YOUR SHARES

  You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its Transfer Agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. For more information, see section on "General Policies on Selling Shares" on page 134.

-------------------------------------------------------------------------------

WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

 ------------------------------------------------------------------------------



CONTINGENT DEFERRED SALES CHARGE

When you sell Class B or Class C Shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. In addition, for purchases of $1 million or more as of February 1, 2007, a contingent deferred sales charge ("CDSC") of up to 1.00% of the purchase price will be charged to the shareholder if Class A Shares are redeemed within two years after purchase. For purchases of $1 million or more prior to February 1, 2007, a CDSC of up to 1.00% of the purchase price will be charged to the shareholder if Class A Shares are redeemed in the first year after purchase. These fees will be deducted from the money paid to you. See the section on "Distribution Arrangements/Sales Charges" below for details.



INSTRUCTIONS FOR SELLING SHARES

If selling your shares through your financial adviser or broker, you should inquire about redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

  BY TELEPHONE (UNLESS YOU HAVE DECLINED TELEPHONE SALES PRIVILEGES)

    1. Call 1-800-228-1872 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares -- Verifying Telephone Redemptions" on page 134).

  BY MAIL

    1. Call 1-800-228-1872 to request redemption forms or write a letter of instruction indicating:


       - your Fund and account number


       - amount you wish to redeem


       - address where your check should be sent


       - account owner signature

    2. Mail to: BB&T Funds, P.O. Box  9762, Providence, RI 02940-9762.

  BY OVERNIGHT SERVICE (SEE "GENERAL POLICIES ON SELLING SHARES -- REDEMPTIONS IN WRITING REQUIRED" ON PAGE 134)

    1. See instruction 1 above for selling your shares by mail.


    2. Mail to: BB&T Funds, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI
       02860.

  SHAREHOLDER INFORMATION


  SELLING YOUR SHARES
  CONTINUED


  WIRE TRANSFER

  You must indicate this option on your application.

  The Fund will charge a $7 wire transfer fee for each wire transfer request. As of the date of this Prospectus, BB&T Funds has waived the $7 wire transfer fee. This waiver is voluntary and may be discontinued at any time. Note: Your financial institution may also charge a separate fee.

  Call 1-800-228-1872 to request a wire transfer.

  If you call by 4 p.m. Eastern time (3 p.m. Eastern time for the Prime Money Market Fund and the U.S. Treasury Money Market Fund and 12 p.m. Eastern time for the National Tax-Free Money Market Fund), your payment will normally be wired to your bank on the next business day.

  ELECTRONIC REDEMPTIONS

  Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

  Your bank may charge for this service.

  Call 1-800-228-1872 to request an electronic redemption.

  If you call by 4 p.m. Eastern time (3 p.m. Eastern time for the Prime Money Market Fund and the U.S. Treasury Money Market Fund and 12 p.m. Eastern time for the National Tax-Free Money Market Fund), the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

  AUTO WITHDRAWAL PLAN

  You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. To activate this feature:

    - Complete the supplemental sign-up form which you may obtain by calling 1-800-228-1872.

    - Include a voided personal check.

    - Your account must have a value of $5,000 or more to start withdrawals.

    - If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

  REDEMPTION BY CHECK WRITING -- MONEY MARKET FUNDS ONLY

  You may write checks in amounts of $100 or more on your account in Class A Shares of the National Tax-Free Money Market Fund, Prime Money Market Fund or the U.S. Treasury Money Market Fund. To obtain checks, complete the signature card section of the account application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30 days' written notice. You must maintain the minimum required account balance in the Fund of $1,000 and you may not close your Fund account by writing a check.

  SHAREHOLDER INFORMATION


  GENERAL POLICIES ON SELLING SHARES

  REDEMPTIONS IN WRITING REQUIRED

  You must request redemption in writing if:

    - You are requesting redemption from an Individual Retirement Account
      ("IRA").

  You must request redemption in writing and obtain a Medallion signature guarantee if:

    - Your account registration or the name(s) on your account has changed within the last 10 business days; or

    - The check is not being mailed to the address on your account; or

    - The check is not being made payable to the owner(s) of the account; or

    - Your account address has changed within the last ten business days; or

    - The redemption proceeds are being transferred to another Fund account with different registration; or

    - The redemption proceeds are being wired to bank instructions currently not on your account.

  A Medallion signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any Medallion signature guarantee if it believes the transaction would otherwise be improper.

  VERIFYING TELEPHONE REDEMPTIONS

  The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges by the telephonic instructions or facsimile instructions, may be revoked at the discretion of the Funds without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.

  REDEMPTIONS WITHIN 15 BUSINESS DAYS OF INVESTMENT

  When you have made an investment by check, the proceeds of your redemption may be held up to 15 business days until the Transfer Agent is satisfied that the check has cleared. You can still avoid this delay by purchasing shares with a certified check or federal funds wire.

  SHAREHOLDER INFORMATION


  GENERAL POLICIES ON SELLING SHARES
  CONTINUED

  POSTPONEMENT OF REDEMPTION REQUEST

  Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Funds your redemption request by regular mail or express mail.

  REDEMPTION IN KIND

  Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

  CLOSING OF SMALL ACCOUNTS

  If your account falls below $1,000, the Fund may ask you to increase your balance. If it is still below $1,000 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

  UNDELIVERABLE DISTRIBUTION CHECKS

  For any shareholder who chooses to receive distributions in cash:

  If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund at the current NAV.

  SHAREHOLDER INFORMATION


  DISTRIBUTION ARRANGEMENTS/SALES CHARGES

  CALCULATION OF SALES CHARGES
  CLASS A SHARES

  Class A Shares are sold at their public offering price. This price equals NAV plus the initial sales charge, if applicable. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. THE SALES CHARGE DECREASES WITH LARGER PURCHASES. There is no sales charge on reinvested dividends and distributions.

  The current sales charge rates are as follows:

  FOR THE STOCK FUNDS, FUNDS OF FUNDS, INTERMEDIATE U.S. GOVERNMENT FUND, AND TOTAL RETURN BOND FUND



                             SALES CHARGE       SALES CHARGE
          YOUR                 AS A % OF         AS A % OF
       INVESTMENT           OFFERING PRICE    YOUR INVESTMENT


Up to $49,999                    5.75%             6.10%
--------------------------------------------------------------
$50,000 to $99,999               4.50%             4.71%
--------------------------------------------------------------
$100,000 up to $249,999          3.50%             3.63%
--------------------------------------------------------------
$250,000 up to $499,999          2.50%             2.56%
--------------------------------------------------------------
$500,000 up to $999,999          2.00%             2.04%
--------------------------------------------------------------
$1,000,000 and above(1)          0.00%             0.00%
--------------------------------------------------------------



  FOR THE TAX-FREE BOND FUNDS AND THE SHORT U.S. GOVERNMENT FUND



                             SALES CHARGE       SALES CHARGE
          YOUR                 AS A % OF         AS A % OF
       INVESTMENT           OFFERING PRICE    YOUR INVESTMENT


Up to $49,999                    3.00%             3.09%
--------------------------------------------------------------
$50,000 to $99,999               2.50%             2.56%
--------------------------------------------------------------
$100,000 up to $249,999          2.00%             2.04%
--------------------------------------------------------------
$250,000 up to $499,999          1.50%             1.52%
--------------------------------------------------------------
$500,000 up to $999,999          1.00%             1.01%
--------------------------------------------------------------
$1,000,000 and above(1)          0.00%             0.00%
--------------------------------------------------------------



  (1) There is no initial sales charge on purchases of $1 million or more. However, as of February 1, 2007, a CDSC of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed within two years after purchase. For purchases of $1 million or more prior to February 1, 2007, a CDSC of up to 1.00% of the purchase price will be charged to the shareholder if the shares are redeemed in the first year after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions. For sales of over $1 million or more; for sales to employees of BB&T Funds, BB&T and its affiliates; and for sales of shares purchased with proceeds from redemptions from another mutual fund complex within 60 days of redemption, if a sales charge was paid on such shares; the Distributor pays broker-dealers out of its own assets a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million.

  FOR THE MONEY MARKET FUNDS

  No sales charges.

  SHAREHOLDER INFORMATION


  DISTRIBUTION ARRANGEMENTS/SALES CHARGES
  CONTINUED

  CLASS B SHARES



  Class B Shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class B Shares of the Fund before the sixth anniversary, you will have to pay a contingent deferred sales charge at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption according to the schedule to the right. There is no CDSC on reinvested dividends or distributions.



               CDSC AS A % OF
    YEARS       DOLLAR AMOUNT
    SINCE        SUBJECT TO
  PURCHASE         CHARGE


     0-1            5.00%
     1-2            4.00%
     2-3            3.00%
     3-4            3.00%
     4-5            2.00%
     5-6            1.00%
 more than 6        None

---------------




  If you sell some but not all of your Class B shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

  CONVERSION FEATURE -- CLASS B SHARES

   - Class B Shares automatically convert to Class A Shares of the same Fund after eight years from the end of the month of purchase.


   - After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares which will increase your investment return compared to the Class B Shares.


   - You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.


   - If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares.


   - The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

  CLASS C SHARES

  Class C Shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class C Shares of the Fund before the first anniversary, you will have to pay a 1% CDSC at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

  SHAREHOLDER INFORMATION


  DISTRIBUTION ARRANGEMENTS/SALES CHARGES
  CONTINUED

  SALES CHARGE REDUCTIONS AND WAIVERS

  Reduced sales charges for Class A Shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

   - LETTER OF INTENT. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

   - RIGHTS OF ACCUMULATION. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge. You must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of your qualification for the right of accumulation.

   - COMBINATION PRIVILEGE. Combine accounts of multiple Funds (excluding the Money Market Fund) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.


  CLASS A SHARES

  The following qualify for waivers or reductions of sales charges:

   - Existing Shareholders of a Fund upon the reinvestment of dividend and capital gain distributions;

   - Shares purchased with proceeds from redemptions from another mutual fund complex within 60 days after redemption, if you paid a sales charge for those shares;

   - Officers, trustees, directors, advisory board members, employees and retired employees of the BB&T Funds, BB&T and its affiliates, the Distributor and its affiliates, and employees of the Sub-Advisers (and spouses, children and parents of each of the foregoing);

   - Investors for whom a BB&T correspondent bank or other financial institution acts in a fiduciary, advisory, custodial, agency, or similar capacity;

   - BB&T Fund shares purchased with proceeds from a distribution from BB&T or an affiliate trust or agency account (this waiver applies only to the initial purchase of a BB&T Fund subject to a sales load;

   - Investors who beneficially hold Institutional Shares of any Fund of the BB&T Funds;

   - Investors who purchase Shares of a Fund through a payroll deduction plan, a 401(k) plan, a 403(b) plan which by its terms permits purchase of Shares or any other employer-sponsored plan; and

   - Investors whose shares are held of record by, and purchases made on behalf of, other investment companies distributed by the Distributor or its affiliated companies.

  The Distributor may also waive the sales charge at anytime in its own discretion. Consult the SAI for more details concerning sales charges waivers and reductions.



  ----------------------------------------------------------------------------
    REINSTATEMENT PRIVILEGE

    If you have sold Class A Shares or Class C Shares and decide to reinvest in the Fund within a 90 day period, you will not be charged the applicable sales charge on amounts up to the value of the shares you sold. You must provide a written request for reinstatement and payment within 90 days of the date your instructions to sell were processed.

  ----------------------------------------------------------------------------

  SHAREHOLDER INFORMATION


  DISTRIBUTION ARRANGEMENTS/SALES CHARGES
  CONTINUED

  CLASS B AND C SHARES

  The CDSC will be waived under certain circumstances, including the following:

   - Minimum required distributions from an IRA or other qualifying retirement plan to a Shareholder who has attained age 70 1/2.

   - Redemptions from accounts following the death or disability of the Shareholder.

   - Returns of excess contributions to retirement plans.

   - Distributions of less than 12% of the annual account value under the Auto Withdrawal Plan.

   - Shares issued in a plan of reorganization sponsored by the Adviser, or shares redeemed involuntarily in a similar situation.

  CURRENT INFORMATION REGARDING EACH FUND'S SALES CHARGES AND BREAKPOINTS IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.BBTFUNDS.COM.


  DISTRIBUTION AND SERVICE (12b-1) FEES

  12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

   - The 12b-1 and shareholder servicing fees vary by share class as follows:

     - Class A Shares pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund (0.25% for the Mid Cap Value Fund, the Mid Cap Growth Fund, and the West Virginia Intermediate Tax Free Fund).

     - Class B Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This will cause expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares.

     - Class C Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

   - The higher 12b-1 fee on Class B and Class C Shares, together with the CDSC, help the Distributor sell Class B and Class C Shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

   - The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

  Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

  DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS -- REVENUE SHARING

  The Adviser and/or its affiliates may pay out of their own assets compensation to broker-dealers and other persons for the sale and distribution of the Shares and/or for the servicing of the Shares. These additional cash incentives, sometimes referred to as "revenue sharing arrangements" are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus. These additional cash payments made by the Adviser may be made to supplement commissions reallowed to dealers, and may take the form of (1) due diligence payments for a broker-dealer's examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a broker-dealer's list of mutual funds available for purchase by its clients; (3) marketing support fees for providing assistance in promoting the sale of Shares; (4) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; and (5) payments for the sale of shares and/or the maintenance of share balances. These payments, which may be different for different financial institutions, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

  SHAREHOLDER INFORMATION


  EXCHANGING YOUR SHARES

  You can exchange your shares in one Fund for shares of the same class of another BB&T Fund, usually without paying additional sales charges (see "Notes on Exchanges"). You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Class A Shares, Class B Shares, and Class C Shares may also be exchanged for Institutional Shares of the same Fund if you become eligible to purchase Institutional Shares. Neither Class B Shares nor Class C Shares may be exchanged for Class A Shares. Class C Shares may not be exchanged for Class B Shares. Please consult the Institutional Shares prospectus for more information. No transaction fees are currently charged for exchanges.

  AUTOMATIC EXCHANGES -- CLASS B SHARES ONLY



  You can use the Funds' Automatic Exchange feature to purchase Class B Shares of the Funds at regular intervals through regular, automatic redemptions from the your BB&T Fund account. Shareholders investing directly in Class B Shares of the Money Market Funds, as opposed to Shareholders obtaining Class B Shares of the Money Market Funds upon exchange of Class B Shares of any of the other Funds will be requested to participate in the Auto Exchange Plan and to set the time and amount of their regular, automatic withdrawal in such a way that all of the Class B Shares have been withdrawn from the U.S. Treasury or Prime Money Market Fund within 2 years of purchase. To participate in the Automatic Exchange Plan:


  - Complete the appropriate section of the Account Application.


  - Keep a minimum of $10,000 in your BB&T Funds account and $1,000 in the Fund whose shares you are buying.



  To change the Automatic Exchange instructions or to discontinue the feature, you must send a written request to BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762.
  INSTRUCTIONS FOR EXCHANGING SHARES

  Exchanges may be made by sending a written request to BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762, or by calling 1-800-228-1872. Please provide the following information:

  - Your name and telephone number,

  - The exact name on your account and account number,

  - Taxpayer identification number (usually your Social Security number),

  - Dollar value or number of shares to be exchanged,

  - The name of the Fund from which the exchange is to be made, and

  - The name of the Fund into which the exchange is being made.

  See "Selling your Shares" on pages 132-133 for important information about telephone transactions.

  NOTES ON EXCHANGES

  - When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

  - The registration and tax identification numbers of the two accounts must be identical.

  - The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days' notice to shareholders.

  - Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.


  MARKET TIMING POLICIES

  Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems.

  We will apply our policies and procedures consistently to all fund shareholders. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

  SHAREHOLDER INFORMATION


  DIVIDENDS, DISTRIBUTIONS AND TAXES
  Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

  DISTRIBUTIONS. Generally, for federal income tax purposes, Fund distributions of investment income (other than "exempt-interest dividends", described below) are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Additionally, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Long-term capital gains rates applicable to individuals have been reduced to 15%, with lower rates applicable to taxpayers in the 10% and 15% rates, for taxable years beginning before January 1, 2011. Neither the Bond Funds nor the Money Market Funds expect a significant portion of Fund distributions to be derived from qualified dividend income.

  Distributions are taxable whether you received them in cash or reinvested them in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Distributions of dividends and capital gains may be subject to state and local taxes as well.

  BB&T Funds will send you a statement each year showing the tax status of all your distributions. Capital gains are realized from time to time as by-products of ordinary investment activities. Distributions may vary considerably from year to year.

  SPECIAL CONSIDERATIONS FOR TAX-FREE BOND FUND AND NATIONAL TAX-FREE MONEY
  MARKET FUND SHAREHOLDERS.   Distributions from the Tax-Free Bond Funds and the
  National Tax-Free Money Market Fund of "exempt-interest dividends" (that is, distributions of net income from tax-exempt securities that are properly designated by the Fund) generally will be exempt from federal regular income tax, but may be taxable for federal alternative minimum tax purposes (both for individual and corporate shareholders) and for state and local tax purposes. The Tax-Free Bond Funds and the National Tax-Free Money Market Fund generally expect most of their income dividends to be exempt-interest dividends. In the case of the Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, and West Virginia Intermediate Tax-Free Fund, dividend income is expected to be exempt from Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia income taxes, respectively. However, if you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Tax-Free Bond Funds may have on the federal taxation of your benefits. Distributions made by a Tax-Free Bond Fund or the National Tax-Free Money Market Fund from investments other than tax-exempt securities, whether such investments are made for defensive reasons or otherwise, may result in federal taxes (as described in the preceding subsection) and/or state income or other taxes.

  SPECIAL CONSIDERATIONS FOR FUND OF FUNDS SHAREHOLDERS. A Fund of Funds will not be able to offset gains realized by one Fund in which it invests against losses realized by another Fund in which it invests until it disposes of shares of the Fund that realized such losses. The use of a fund of funds structure could therefore affect the amount, timing and character of distributions to shareholders, and may increase the amount of taxes payable by shareholders

  SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF FUNDS INVESTING IN FOREIGN SECURITIES. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund's yield on those securities would be decreased. Foreign governments may also impose taxes on other payments or gains a Fund earns on these securities. Under normal circumstances, the International Equity Fund will be eligible to elect to "pass through" to its shareholders foreign income taxes that it pays. If the International Equity Fund makes that election, a shareholder must include its share of those taxes in gross income as a distribution from the Fund and will be allowed to claim a credit (or a deduction, if that shareholder itemizes deductions) for such amounts on its federal income tax return, subject to

  SHAREHOLDER INFORMATION


  certain limitations. Shareholders in Funds other than the International Equity Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. (There are some exceptions, however; please consult your tax adviser for more information.) In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions, which could increase your tax liability.

  SALES, EXCHANGES AND REDEMPTIONS OF SHARES. Any gain resulting from the sale, exchange or redemption of your Fund shares (even if the income from which is tax exempt) will generally be subject to federal income tax. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

  GENERAL. Generally, the Funds' advisers (other than the advisers of the Tax-Free Bond Funds and the National Tax-Free Money Market Fund) do not consider taxes when deciding to buy or sell securities.

  The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax.) Shareholders are urged to consult with their tax advisers to determine the tax considerations that are relevant to their particular tax investments and tax situation, including possible state, local and foreign taxes.

  MORE INFORMATION ABOUT TAXES IS IN OUR SAI.


  ADDITIONAL INFORMATION ABOUT THE FUNDS

  FAIR VALUE PRICING POLICIES

  A Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the Pricing Committee will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis. In these situations, the Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund's net asset value price, which should eliminate the potential for arbitrage in a Fund.

  A "significant event" is one that occurred prior to a Fund's valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such "significant events" relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund's accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee.

  SHAREHOLDER INFORMATION


  DISCLOSURE OF PORTFOLIO HOLDINGS

  Information regarding the Funds' policies and procedures regarding the disclosure of portfolio holdings is contained in our Statement of Additional Information.

  INVESTMENT IN EXCHANGE-TRADED FUNDS

  The Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, Capital Manager Equity Fund, Total Return Bond Fund, Large Cap Fund, Small Cap Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Special Opportunities Fund, Equity Income Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, and West Virginia Intermediate Tax-Free Fund may each invest in index-based exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)*").

  *iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.

  iShares(R) is a registered investment company unaffiliated with the Funds that offers several series of securities, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. See "Additional Investment Strategies and Risks" for information regarding the risks associated with investment in an exchange-traded fund.

  Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. The Funds may invest in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met.

  HOUSEHOLDING

  In order to reduce shareholder expenses, we may, unless you instruct otherwise, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you do not wish to receive individual copies of these documents, please call 1-800-228-1872, or if your shares are held through a financial institution, please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]



   [ICON]    OTHER INFORMATION ABOUT THE FUNDS




  FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Funds' independent registered public accounting firm. This report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.

  OTHER INFORMATION ABOUT THE FUNDS


  FINANCIAL HIGHLIGHTS
  CONTINUED


                                                       INVESTMENT ACTIVITIES                    DIVIDENDS
                                               ------------------------------------ ---------------------------------
                                                           NET REALIZED/
                                                            UNREALIZED                         NET REALIZED
                                                          GAINS (LOSSES)                         GAINS ON
                                     NET ASSET     NET    ON INVESTMENTS                        INVESTMENTS
                                       VALUE,  INVESTMENT   AND FOREIGN  TOTAL FROM     NET     AND FOREIGN
                                     BEGINNING   INCOME      CURRENCY    INVESTMENT INVESTMENT   CURRENCY     TOTAL
                                     OF PERIOD   (LOSS)    TRANSACTIONS  ACTIVITIES   INCOME   TRANSACTIONS DIVIDENDS
                                     --------- ---------- -------------- ---------- ---------- ------------ ---------

LARGE CAP FUND CLASS A
  (formerly known as the Large Cap
     Value Fund)
  Year Ended September 30, 2006.....   $19.47      0.30(b)      2.30         2.60      (0.30)      (1.44)     (1.74)
  Year Ended September 30, 2005.....   $17.26      0.28         2.22         2.50      (0.29)         --      (0.29)
  Year Ended September 30, 2004.....   $14.87      0.23         2.38         2.61      (0.22)         --      (0.22)
  Year Ended September 30, 2003.....   $12.84      0.23         2.03         2.26      (0.23)         --      (0.23)
  Year Ended September 30, 2002.....   $16.79      0.18        (3.47)       (3.29)     (0.18)      (0.48)     (0.66)
MID CAP VALUE FUND CLASS A
  Year Ended September 30, 2006.....   $13.35      0.03(b)      1.60         1.63      (0.04)      (1.45)     (1.49)
  Year Ended September 30, 2005.....   $15.40      0.13(b)      3.04         3.17      (0.13)      (5.09)     (5.22)
  Year Ended September 30, 2004.....   $12.98      0.18(b)      2.42         2.60      (0.18)         --      (0.18)
  Year Ended September 30, 2003.....   $10.93      0.16(b)      2.04         2.20      (0.15)         --      (0.15)
  Year Ended September 30, 2002.....   $13.12      0.17(b)     (1.04)       (0.87)     (0.17)      (1.15)     (1.32)
MID CAP GROWTH FUND CLASS A
  Year Ended September 30, 2006.....   $13.90     (0.01)(b)       --(c)     (0.01)     (0.02)      (1.42)     (1.44)
  Year Ended September 30, 2005.....   $10.95     (0.09)(b)     3.18         3.09         --       (0.14)     (0.14)
  Year Ended September 30, 2004.....   $ 9.84     (0.08)        1.19         1.11         --          --         --
  Year Ended September 30, 2003.....   $ 8.07     (0.09)        1.86         1.77         --          --         --
  Year Ended September 30, 2002.....   $ 9.80     (0.08)       (1.02)       (1.10)        --       (0.63)     (0.63)
SMALL CAP FUND CLASS A
  Year Ended September 30, 2006.....   $16.38        --(b)(c)   1.06         1.06      (0.03)      (2.30)     (2.33)
  Year Ended September 30, 2005.....   $14.21      0.11(b)      2.62         2.73      (0.14)      (0.42)     (0.56)
  Year Ended September 30, 2004.....   $11.44        --(b)(c)   2.90         2.90      (0.01)      (0.12)     (0.13)
  May 19, 2003 to September 30, 2003
     (a)............................   $10.00      0.01(c)      1.43         1.44         --(c)       --         --(c)
INTERNATIONAL EQUITY FUND CLASS A
  Year Ended September 30, 2006.....   $ 9.58      0.14(b)      1.49         1.63      (0.15)         --      (0.15)
  Year Ended September 30, 2005.....   $ 8.12      0.10(b)      1.47         1.57      (0.11)         --      (0.11)
  Year Ended September 30, 2004.....   $ 6.88      0.07(b)      1.25         1.32      (0.08)         --      (0.08)
  Year Ended September 30, 2003.....   $ 6.31      0.06(b)      0.54         0.60      (0.03)         --      (0.03)
  Year Ended September 30, 2002.....   $ 7.43     (0.02)(b)    (1.10)       (1.12)        --          --         --
SPECIAL OPPORTUNITIES EQUITY FUND
  CLASS A
  Year Ended September 30, 2006.....   $15.57     (0.04)        1.69         1.65         --       (0.79)     (0.79)
  Year Ended September 30, 2005.....   $13.08     (0.07)        2.68         2.61         --       (0.12)     (0.12)
  Year Ended September 30, 2004.....   $10.53     (0.06)        2.69         2.63         --       (0.08)     (0.08)
  June 2, 2003 to September 30, 2003
     (a)............................   $10.00     (0.01)        0.54         0.53         --          --         --
EQUITY INCOME FUND
  Year Ended September 30, 2006.....   $12.09      0.28         1.58         1.86      (0.32)      (0.27)     (0.59)
  Year Ended September 30, 2005.....   $10.35      0.24         1.77         2.01      (0.25)      (0.02)     (0.27)
  June 30, 2004 to September 30,
     2004 (a).......................   $10.00      0.05(b)      0.34         0.39      (0.04)         --      (0.04)
SHORT U.S. GOVERNMENT FUND CLASS A
  Year Ended September 30, 2006.....   $ 9.50      0.28(b)      0.01(i)      0.29      (0.31)         --      (0.31)
  Year Ended September 30, 2005.....   $ 9.70      0.23        (0.14)        0.09      (0.29)         --      (0.29)
  Year Ended September 30, 2004.....   $ 9.89      0.17        (0.10)        0.07      (0.26)         --      (0.26)
  Year Ended September 30, 2003.....   $10.08      0.27        (0.11)        0.16      (0.35)         --      (0.35)
  Year Ended September 30, 2002.....   $10.04      0.43(d)      0.06(d)      0.49      (0.45)         --      (0.45)
INTERMEDIATE U.S. GOVERNMENT FUND
  CLASS A
  Year Ended September 30, 2006.....   $10.01      0.41(b)     (0.11)        0.30      (0.42)         --      (0.42)
  Year Ended September 30, 2005.....   $10.24      0.35(b)     (0.15)        0.20      (0.38)      (0.05)     (0.43)
  Year Ended September 30, 2004.....   $10.57      0.32        (0.19)        0.13      (0.33)      (0.13)     (0.46)
  Year Ended September 30, 2003.....   $10.77      0.35        (0.07)        0.28      (0.39)      (0.09)     (0.48)
  Year Ended September 30, 2002.....   $10.38      0.47(e)      0.42(e)      0.89      (0.50)         --      (0.50)
TOTAL RETURN BOND FUND CLASS A
  Year Ended September 30, 2006.....   $10.31      0.42(b)     (0.12)        0.30      (0.44)      (0.05)     (0.49)
  Year Ended September 30, 2005.....   $10.59      0.38(b)     (0.19)        0.19      (0.44)      (0.03)     (0.47)
  Year Ended September 30, 2004.....   $10.72      0.41        (0.08)        0.33      (0.46)         --      (0.46)
  Year Ended September 30, 2003.....   $10.33      0.47         0.41         0.88      (0.49)         --      (0.49)
  Year Ended September 30, 2002.....   $10.56      0.53(f)     (0.04)(f)     0.49      (0.55)      (0.17)     (0.72)



-------
 * During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)  Period from commencement of operations.
(b) Per share net investment income (loss) has been calculated using the daily average shares method.
(c)  Amount is less than $0.005.

                                                            CLASS A SHARES







                                                             RATIOS/SUPPLEMENTARY DATA
                                     ------------------------------------------------------------------------


                                                                     RATIO OF NET
        NET ASSET    TOTAL RETURN    NET ASSETS,    RATIO OF NET      INVESTMENT       RATIO OF
          VALUE,       (EXCLUDES        END OF       EXPENSES TO    INCOME (LOSS)    EXPENSES TO    PORTFOLIO
          END OF         SALES          PERIOD       AVERAGE NET      TO AVERAGE     AVERAGE NET     TURNOVER
          PERIOD      CHARGE)(g)        (000)         ASSETS(h)     NET ASSETS(h)     ASSETS*(h)      RATE**
        ---------    ------------    -----------    ------------    -------------    -----------    ---------



          $20.33         14.29%        $48,656          1.14%            1.53%           1.43%         34.83%
          $19.47         14.60%        $39,756          1.14%            1.56%           1.48%         19.50%
          $17.26         17.61%        $31,783          1.20%            1.32%           1.56%         16.40%
          $14.87         17.73%        $25,397          1.17%            1.67%           1.55%         18.89%
          $12.84        (20.57)%       $22,222          1.23%            1.11%           1.62%         23.02%

          $13.49         13.18%        $13,393          1.13%            0.23%           1.18%         53.92%
          $13.35         20.82%        $12,361          1.15%            0.76%           1.25%        126.99%
          $15.40         20.10%        $ 9,423          1.23%            1.22%           1.35%         19.17%
          $12.98         20.31%        $ 6,841          1.20%            1.33%           1.35%         18.28%
          $10.93         (8.24)%       $ 5,070          1.15%            1.29%           1.38%         18.20%

          $12.45         (0.49)%       $10,381          1.14%           (0.07)%          1.19%        140.90%
          $13.90         28.45%        $10,444          1.14%           (0.71)%          1.26%         92.74%
          $10.95         11.28%        $ 8,079          1.25%           (0.90)%          1.36%        138.61%
          $ 9.84         21.93%        $ 6,486          1.19%           (0.96)%          1.36%        125.97%
          $ 8.07        (12.54)%       $ 5,533          1.17%           (0.88)%          1.44%        117.06%

          $15.11          6.96%        $ 9,353          1.28%           (0.03)%          1.77%         43.25%
          $16.38         19.64%        $ 1,604          1.29%            0.69%           1.77%          8.39%
          $14.21         25.53%        $   353          1.48%           (0.03)%          1.91%         11.25%
          $11.44         14.43%        $   112          2.04%            0.35%           2.29%         48.84%

          $11.06         17.04%        $ 4,202          1.40%            1.37%           1.75%         36.22%
          $ 9.58         19.46%        $ 3,687          1.46%            1.15%           1.83%         44.96%
          $ 8.12         19.25%        $ 1,686          1.58%            0.91%           1.92%         50.68%
          $ 6.88          9.58%        $ 2,162          1.63%            0.95%           1.90%        199.78%
          $ 6.31        (15.07)%       $ 1,412          1.68%           (0.24)%          1.93%         95.86%

          $16.43         11.16%        $81,883          1.28%           (0.26)%          1.53%         58.01%
          $15.57         20.05%        $75,627          1.30%           (0.41)%          1.57%         30.38%
          $13.08         25.06%        $28,903          1.42%           (0.77)%          1.80%         32.06%
          $10.53          5.30%        $ 5,460          1.06%           (0.42)%          2.02%         13.24%

          $13.36         15.79%        $60,059          1.20%            2.28%           1.45%         45.38%
          $12.09         19.55%        $40,825          1.10%            2.57%           1.57%         39.65%
          $10.35          3.89%        $ 6,342          1.54%            1.79%           2.14%          1.65%

          $ 9.48          3.12%        $ 6,233          0.89%            2.99%           1.29%         98.08%
          $ 9.50          0.96%        $ 7,980          0.91%            2.40%           1.34%         33.67%
          $ 9.70          0.71%        $ 8,456          0.99%            1.85%           1.41%         62.59%
          $ 9.89          1.56%        $ 9,619          1.00%            2.48%           1.40%         93.86%
          $10.08          5.03%        $ 5,286          1.03%            4.03%(d)        1.43%         73.93%

          $ 9.89          3.08%        $ 9,748          0.92%            4.21%           1.29%        127.13%
          $10.01          1.98%        $13,744          0.96%            3.41%           1.33%        107.04%
          $10.24          1.30%        $11,959          1.05%            2.90%           1.42%         98.35%
          $10.57          2.62%        $ 9,646          1.07%            3.13%           1.42%        209.07%
          $10.77          8.85%        $ 6,453          1.10%            4.56%(e)        1.45%         79.36%

          $10.12          2.96%        $ 6,407          0.93%            4.16%           1.29%        226.36%
          $10.31          1.88%        $ 7,254          0.96%            3.62%           1.33%        173.74%
          $10.59          3.22%        $ 4,786          1.07%            3.84%           1.44%         31.95%
          $10.72          8.69%        $ 4,308          1.08%            4.34%           1.44%         43.98%
          $10.33          4.98%        $ 2,042          1.11%            5.11%(f)        1.50%         69.15%



-------
(d) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.47, $0.02, and 4.38%, respectively.
(e) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.49, $0.40, and 4.74%, respectively.
(f) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.54, $(0.05), and 5.23%, respectively.
(g)   Not Annualized for periods less than one year.
(h)  Annualized for periods less than one year.
(i) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

  OTHER INFORMATION ABOUT THE FUNDS


  FINANCIAL HIGHLIGHTS
  CONTINUED


                                                       INVESTMENT ACTIVITIES                    DIVIDENDS
                                               ------------------------------------ ---------------------------------

                                     NET ASSET     NET     NET REALIZED/
                                       VALUE,  INVESTMENT   UNREALIZED   TOTAL FROM     NET    NET REALIZED
                                     BEGINNING   INCOME   GAINS (LOSSES) INVESTMENT INVESTMENT   GAINS ON     TOTAL
                                     OF PERIOD   (LOSS)   ON INVESTMENTS ACTIVITIES   INCOME    INVESTMENTS DIVIDENDS
                                     --------- ---------- -------------- ---------- ---------- ------------ ---------

KENTUCKY INTERMEDIATE TAX-FREE FUND
  CLASS A
  Year Ended September 30, 2006.....   $10.06      0.30         0.06         0.36      (0.30)         --      (0.30)
  Year Ended September 30, 2005.....   $10.22      0.27(b)     (0.16)        0.11      (0.27)         --      (0.27)
  Year Ended September 30, 2004.....   $10.23      0.27(b)     (0.01)        0.26      (0.27)         --      (0.27)
  February 24, 2003 to September 30,
     2003 (a).......................   $10.00      0.15(b)      0.35         0.50      (0.27)         --      (0.27)
MARYLAND INTERMEDIATE TAX-FREE FUND
  CLASS A
  Year Ended September 30, 2006.....   $10.02      0.29         0.10         0.39      (0.29)         --      (0.29)
  Year Ended September 30, 2005.....   $10.15      0.26(b)     (0.13)        0.13      (0.26)         --      (0.26)
  Year Ended September 30, 2004.....   $10.15      0.24           --(c)      0.24      (0.24)         --      (0.24)
  February 24, 2003 to September 30,
     2003 (a).......................   $10.00      0.18         0.15         0.33      (0.18)         --      (0.18)
NORTH CAROLINA INTERMEDIATE TAX-FREE
  FUND CLASS A
  Year Ended September 30, 2006.....   $10.46      0.36           --(c)      0.36      (0.35)      (0.09)     (0.44)
  Year Ended September 30, 2005.....   $10.67      0.35        (0.19)        0.16      (0.35)      (0.02)     (0.37)
  Year Ended September 30, 2004.....   $10.81      0.32        (0.10)        0.22      (0.32)      (0.04)     (0.36)
  Year Ended September 30, 2003.....   $10.86      0.33        (0.01)        0.32      (0.33)      (0.04)     (0.37)
  Year Ended September 30, 2002.....   $10.54      0.36         0.40         0.76      (0.36)      (0.08)     (0.44)
SOUTH CAROLINA INTERMEDIATE TAX-FREE
  FUND CLASS A
  Year Ended September 30, 2006.....   $10.54      0.34        (0.01)        0.33      (0.34)      (0.18)     (0.52)
  Year Ended September 30, 2005.....   $10.81      0.34        (0.19)        0.15      (0.34)      (0.08)     (0.42)
  Year Ended September 30, 2004.....   $10.88      0.34        (0.07)        0.27      (0.33)      (0.01)     (0.34)
  Year Ended September 30, 2003.....   $10.87      0.34         0.01         0.35      (0.34)         --      (0.34)
  Year Ended September 30, 2002.....   $10.46      0.37         0.41         0.78      (0.37)         --      (0.37)
VIRGINIA INTERMEDIATE TAX-FREE FUND
  CLASS A
  Year Ended September 30, 2006.....   $11.49      0.40        (0.05)        0.35      (0.39)      (0.06)     (0.45)
  Year Ended September 30, 2005.....   $11.74      0.39        (0.22)        0.17      (0.40)      (0.02)     (0.42)
  Year Ended September 30, 2004.....   $11.96      0.38        (0.14)        0.24      (0.38)      (0.08)     (0.46)
  Year Ended September 30, 2003.....   $11.99      0.37         0.01         0.38      (0.37)      (0.04)     (0.41)
  Year Ended September 30, 2002.....   $11.57      0.41         0.42         0.83      (0.41)         --      (0.41)
WEST VIRGINIA INTERMEDIATE TAX-FREE
  FUND CLASS A
  Year Ended September 30, 2006.....   $ 9.85      0.39        (0.02)        0.37      (0.37)      (0.06)     (0.43)
  Year Ended September 30, 2005.....   $10.08      0.35(b)     (0.15)        0.20      (0.35)      (0.08)     (0.43)
  Year Ended September 30, 2004.....   $10.20      0.32        (0.07)        0.25      (0.33)      (0.04)     (0.37)
  Year Ended September 30, 2003.....   $10.35      0.33(b)      0.01         0.34      (0.33)      (0.16)     (0.49)
  Year Ended September 30, 2002.....   $10.01      0.43         0.31         0.74      (0.38)      (0.02)     (0.40)
NATIONAL TAX-FREE MONEY MARKET FUND
  CLASS A
  August 1, 2006 to September 30,
     2006 (a).......................   $ 1.00        --(c)        --           --(c)      --(c)       --         --(c)
PRIME MONEY MARKET FUND CLASS A
  Year Ended September 30, 2006.....   $ 1.00      0.04           --(c)      0.04      (0.04)         --      (0.04)
  Year Ended September 30, 2005.....   $ 1.00      0.02           --(c)      0.02      (0.02)         --      (0.02)
  Year Ended September 30, 2004.....   $ 1.00        --(c)        --(c)        --(c)      --(c)       --         --(c)
  Year Ended September 30, 2003.....   $ 1.00        --(c)        --           --(c)      --(c)       --         --(c)
  Year Ended September 30, 2002.....   $ 1.00      0.01           --         0.01      (0.01)         --      (0.01)
U.S. TREASURY MONEY MARKET FUND
  CLASS A
  Year Ended September 30, 2006.....   $ 1.00      0.04           --         0.04      (0.04)         --      (0.04)
  Year Ended September 30, 2005.....   $ 1.00      0.02           --         0.02      (0.02)         --      (0.02)
  Year Ended September 30, 2004.....   $ 1.00        --(c)        --           --(c)      --(c)       --         --(c)
  Year Ended September 30, 2003.....   $ 1.00        --(c)        --           --(c)      --(c)       --         --(c)
  Year Ended September 30, 2002.....   $ 1.00      0.01           --(c)      0.01      (0.01)         --      (0.01)
CAPITAL MANAGER CONSERVATIVE GROWTH
  FUND CLASS A***
  Year Ended September 30, 2006.....   $ 9.76      0.31(b)      0.22         0.53      (0.33)         --      (0.33)
  Year Ended September 30, 2005.....   $ 9.30      0.23         0.45         0.68      (0.22)         --      (0.22)
  Year Ended September 30, 2004.....   $ 8.84      0.16(b)      0.46         0.62      (0.16)         --      (0.16)
  Year Ended September 30, 2003.....   $ 8.29      0.18         0.57         0.75      (0.16)      (0.04)     (0.20)
  Year Ended September 30, 2002.....   $ 9.12      0.23        (0.68)       (0.45)     (0.20)      (0.18)     (0.38)
CAPITAL MANAGER MODERATE GROWTH FUND
  CLASS A***
  Year Ended September 30, 2006.....   $ 9.79      0.24(b)      0.45         0.69      (0.26)         --      (0.26)
  Year Ended September 30, 2005.....   $ 9.01      0.17(b)      0.76         0.93      (0.15)         --      (0.15)
  Year Ended September 30, 2004.....   $ 8.28      0.08(b)      0.73         0.81      (0.08)         --      (0.08)
  Year Ended September 30, 2003.....   $ 7.47      0.08         0.82         0.90      (0.08)      (0.01)     (0.09)
  Year Ended September 30, 2002.....   $ 8.82      0.12        (0.99)       (0.87)     (0.11)      (0.37)     (0.48)
CAPITAL MANAGER GROWTH FUND CLASS
  A***
  Year Ended September 30, 2006.....   $ 9.68      0.20(b)      0.56         0.76      (0.21)         --      (0.21)
  Year Ended September 30, 2005.....   $ 8.70      0.13         0.96         1.09      (0.11)         --      (0.11)
  Year Ended September 30, 2004.....   $ 7.81      0.05(b)      0.88         0.93      (0.04)         --      (0.04)
  Year Ended September 30, 2003.....   $ 6.87      0.04         0.94         0.98      (0.04)         --      (0.04)
  Year Ended September 30, 2002.....   $ 8.46      0.03        (1.20)       (1.17)     (0.02)      (0.40)     (0.42)
CAPITAL MANAGER EQUITY FUND CLASS
  A***
  Year Ended September 30, 2006.....   $10.95      0.17(b)      0.83         1.00      (0.19)      (0.19)     (0.38)
  Year Ended September 30, 2005.....   $ 9.58      0.09(b)      1.34         1.43      (0.06)         --      (0.06)
  Year Ended September 30, 2004.....   $ 8.45      0.02(b)      1.12         1.14      (0.01)         --      (0.01)
  Year Ended September 30, 2003.....   $ 7.36        --(b)(c)   1.15         1.15      (0.01)      (0.05)     (0.06)
  Year Ended September 30, 2002.....   $ 8.96     (0.02)       (1.58)       (1.60)        --          --         --



-------
  * During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
 ** Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
 *** The expense ratios exclude the impact of fee/expenses paid by each underlying fund.
(a)  Period from commencement of operations.
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c)  Amount is less than $0.005.
(d)  Not Annualized for periods less than one year.
(e)  Annualized for periods less than one year.

                                                            CLASS A SHARES







                                                             RATIOS/SUPPLEMENTARY DATA
                                     ------------------------------------------------------------------------
                                                                     RATIO OF NET
        NET ASSET    TOTAL RETURN    NET ASSETS,    RATIO OF NET      INVESTMENT       RATIO OF
          VALUE,       (EXCLUDES        END OF       EXPENSES TO    INCOME (LOSS)    EXPENSES TO    PORTFOLIO
          END OF         SALES          PERIOD       AVERAGE NET      TO AVERAGE     AVERAGE NET     TURNOVER
          PERIOD      CHARGE)(d)        (000)         ASSETS(e)     NET ASSETS(e)     ASSETS*(e)      RATE**
        ---------    ------------    -----------    ------------    -------------    -----------    ---------


          $10.12          3.67%        $  2,729         0.91%            3.02%           1.37%         64.55%
          $10.06          1.06%        $  2,566         0.89%            2.65%           1.47%         37.50%
          $10.22          2.55%        $  2,746         0.78%            2.63%           1.57%         24.78%
          $10.23          5.09%        $  1,877         0.62%            2.50%           1.65%         42.87%

          $10.12          3.95%        $  1,966         0.85%            2.89%           1.41%        219.80%
          $10.02          1.28%        $  1,609         0.81%            2.57%           1.52%         44.67%
          $10.15          2.37%        $    667         0.75%            2.32%           1.73%         55.18%
          $10.15          3.32%        $    482         0.72%            2.22%           2.24%         40.16%

          $10.38          3.58%        $ 19,163         0.90%            3.45%           1.30%         94.95%
          $10.46          1.49%        $ 21,600         0.90%            3.29%           1.36%         60.84%
          $10.67          2.10%        $ 22,689         0.90%            3.03%           1.42%         67.80%
          $10.81          3.04%        $ 25,323         0.92%            3.11%           1.42%         44.56%
          $10.86          7.46%        $ 23,828         0.93%            3.41%           1.43%         20.39%

          $10.35          3.27%        $  4,001         0.93%            3.30%           1.35%         80.24%
          $10.54          1.39%        $  4,072         0.92%            3.20%           1.40%         56.03%
          $10.81          2.60%        $  4,149         0.90%            3.11%           1.44%         32.63%
          $10.88          3.29%        $  4,680         0.86%            3.14%           1.43%         32.04%
          $10.87          7.67%        $  4,128         0.83%            3.52%           1.48%         21.81%

          $11.39          3.23%        $ 11,877         0.90%            3.55%           1.30%         76.53%
          $11.49          1.44%        $ 13,145         0.89%            3.39%           1.36%         48.04%
          $11.74          2.05%        $ 13,005         0.91%            3.22%           1.43%         45.07%
          $11.96          3.24%        $  7,447         0.92%            3.14%           1.42%         34.17%
          $11.99          7.36%        $  3,041         0.96%            3.45%           1.46%         13.12%

          $ 9.79          3.85%        $ 15,773         0.90%            3.80%           0.90%         50.14%
          $ 9.85          1.97%        $ 13,911         0.93%            3.50%           0.96%         32.10%
          $10.08          2.51%        $ 10,815         1.01%            3.24%           1.03%         16.24%
          $10.20          3.41%        $ 11,541         0.98%            3.23%           1.01%         25.59%
          $10.35          7.61%        $ 10,029         0.97%            3.78%           1.13%         61.44%

          $ 1.00          0.51%        $      1         0.62%            2.96%           1.26%            --

          $ 1.00          3.86%        $636,327         0.98%            3.83%           1.09%            --
          $ 1.00          1.92%        $493,282         0.91%            1.91%           1.13%            --
          $ 1.00          0.41%        $426,217         0.86%            0.40%           1.20%            --
          $ 1.00          0.48%        $459,375         0.98%            0.47%           1.19%            --
          $ 1.00          1.21%        $416,782         1.05%            1.20%           1.23%            --

          $ 1.00          3.64%        $167,900         0.96%            3.63%           1.09%            --
          $ 1.00          1.69%        $114,260         0.89%            1.66%           1.14%            --
          $ 1.00          0.31%        $122,500         0.79%            0.31%           1.21%            --
          $ 1.00          0.30%        $135,059         0.99%            0.32%           1.20%            --
          $ 1.00          1.01%        $197,830         1.05%            1.01%           1.24%            --

          $ 9.96          5.54%        $  9,365         0.33%            3.12%           0.95%          5.69%
          $ 9.76          7.39%        $  8,646         0.43%            2.45%           1.01%         52.50%
          $ 9.30          6.97%        $  5,242         0.69%            1.68%           1.14%          2.47%
          $ 8.84          9.09%        $  2,579         0.78%            1.86%           1.23%         33.03%
          $ 8.29         (5.18)%       $  1,198         0.79%            2.25%           1.24%          6.29%

          $10.22          7.10%        $ 33,472         0.35%            2.44%           0.97%          7.33%
          $ 9.79         10.35%        $ 28,912         0.48%            1.77%           1.05%         37.83%
          $ 9.01          9.77%        $ 20,428         0.74%            0.92%           1.19%          0.17%
          $ 8.28         12.13%        $  8,054         0.75%            1.11%           1.20%         21,46%
          $ 7.47        (10.76)%       $  3,194         0.81%            1.26%           1.26%         14.56%

          $10.23          7.97%        $ 22,801         0.36%            2.01%           0.98%          6.26%
          $ 9.68         12.51%        $ 17,219         0.48%            1.37%           1.07%         26.22%
          $ 8.70         11.85%        $ 12,007         0.75%            0.52%           1.23%          0.19%
          $ 7.81         14.22%        $  4,660         0.80%            0.59%           1.25%         17.80%
          $ 6.87        (14.82)%       $  2,700         0.87%            0.39%           1.32%          8.38%

          $11.57          9.39%        $  7,762         0.36%            1.53%           0.97%          1.48%
          $10.95         14.95%        $  6,183         0.45%            0.91%           1.09%          2.14%
          $ 9.58         13.53%        $  3,557         0.77%            0.22%           1.31%          3.10%
          $ 8.45         15.61%        $  1,225         0.95%            0.05%           1.40%          8.30%
          $ 7.36        (17.86)%       $    645         0.90%           (0.15)%          1.35%          5.75%

  OTHER INFORMATION ABOUT THE FUNDS


  FINANCIAL HIGHLIGHTS
  CONTINUED


                                                       INVESTMENT ACTIVITIES                    DIVIDENDS
                                               ------------------------------------ ---------------------------------
                                                           NET REALIZED/
                                                            UNREALIZED                         NET REALIZED
                                                          GAINS (LOSSES)                         GAINS ON
                                     NET ASSET     NET    ON INVESTMENTS                        INVESTMENTS
                                       VALUE,  INVESTMENT   AND FOREIGN  TOTAL FROM     NET     AND FOREIGN
                                     BEGINNING   INCOME      CURRENCY    INVESTMENT INVESTMENT   CURRENCY     TOTAL
                                     OF PERIOD   (LOSS)    TRANSACTIONS  ACTIVITIES   INCOME   TRANSACTIONS DIVIDENDS
                                     --------- ---------- -------------- ---------- ---------- ------------ ---------

LARGE CAP FUND CLASS B
  (formerly known as the Large Cap
     Value Fund)
  Year Ended September 30, 2006.....   $19.31      0.16(b)      2.27         2.43      (0.15)      (1.44)     (1.59)
  Year Ended September 30, 2005.....   $17.12      0.13         2.22         2.35      (0.16)         --      (0.16)
  Year Ended September 30, 2004.....   $14.75      0.09         2.38         2.47      (0.10)         --      (0.10)
  Year Ended September 30, 2003.....   $12.75      0.12         2.01         2.13      (0.13)         --      (0.13)
  Year Ended September 30, 2002.....   $16.68      0.06        (3.44)       (3.38)     (0.07)      (0.48)     (0.55)
MID CAP VALUE FUND CLASS B
  Year Ended September 30, 2006.....   $13.16     (0.07)(b)     1.59         1.52         --(g)    (1.45)     (1.45)
  Year Ended September 30, 2005.....   $15.30        --(b)(g)   3.02         3.02      (0.07)      (5.09)     (5.16)
  Year Ended September 30, 2004.....   $12.91      0.07(b)      2.42         2.49      (0.10)         --      (0.10)
  Year Ended September 30, 2003.....   $10.90      0.07         2.03         2.10      (0.09)         --      (0.09)
  Year Ended September 30, 2002.....   $13.10      0.08        (1.03)       (0.95)     (0.10)      (1.15)     (1.25)
MID CAP GROWTH FUND CLASS B
  Year Ended September 30, 2006.....   $13.47     (0.11)(b)     0.01(h)     (0.10)        --       (1.42)     (1.42)
  Year Ended September 30, 2005.....   $10.70     (0.17)(b)     3.08         2.91         --       (0.14)     (0.14)
  Year Ended September 30, 2004.....   $ 9.68     (0.16)        1.18         1.02         --          --         --
  Year Ended September 30, 2003.....   $ 8.00     (0.13)        1.81         1.68         --          --         --
  Year Ended September 30, 2002.....   $ 9.79     (0.14)(b)    (1.02)       (1.16)        --       (0.63)     (0.63)
SMALL CAP FUND CLASS B
  Year Ended September 30, 2006.....   $16.11     (0.12)(b)     1.05         0.93      (0.01)      (2.30)     (2.31)
  Year Ended September 30, 2005.....   $14.06        --(b)(g)   2.58         2.58      (0.11)      (0.42)     (0.53)
  Year Ended September 30, 2004.....   $11.40     (0.10)(b)     2.88         2.78         --       (0.12)     (0.12)
  May 19, 2003 to September 30, 2003
     (a)............................   $10.00     (0.04)(b)     1.44         1.40         --          --         --
INTERNATIONAL EQUITY FUND CLASS B
  Year Ended September 30, 2006.....   $ 9.09      0.06(b)      1.42         1.48      (0.11)         --      (0.11)
  Year Ended September 30, 2005.....   $ 7.74      0.03(b)      1.38         1.41      (0.06)         --      (0.06)
  Year Ended September 30, 2004.....   $ 6.57      0.02(b)      1.19         1.21      (0.04)         --      (0.04)
  Year Ended September 30, 2003.....   $ 6.07     (0.02)(b)     0.54         0.52      (0.02)         --      (0.02)
  Year Ended September 30, 2002.....   $ 7.19     (0.07)(b)    (1.05)       (1.12)        --          --         --
SPECIAL OPPORTUNITIES EQUITY FUND
  CLASS B
  Year Ended September 30, 2006.....   $15.29     (0.16)        1.66         1.50         --       (0.79)     (0.79)
  Year Ended September 30, 2005.....   $12.95     (0.13)        2.59         2.46         --       (0.12)     (0.12)
  Year Ended September 30, 2004.....   $10.50     (0.12)        2.65         2.53         --       (0.08)     (0.08)
  June 2, 2003 to September 30, 2003
     (a)............................   $10.00     (0.02)        0.52         0.50         --          --         --
EQUITY INCOME FUND CLASS B
  Year Ended September 30, 2006.....   $12.08      0.19         1.56         1.75      (0.23)      (0.27)     (0.50)
  Year Ended September 30, 2005.....   $10.34      0.16         1.77         1.93      (0.17)      (0.02)     (0.19)
  June 30, 2004 to September 30,
     2004 (a).......................   $10.00      0.03(b)      0.34         0.37      (0.03)         --      (0.03)
INTERMEDIATE U.S. GOVERNMENT FUND
  CLASS B
  Year Ended September 30, 2006.....   $ 9.98      0.34(b)     (0.12)        0.22      (0.34)         --      (0.34)
  Year Ended September 30, 2005.....   $10.20      0.27(b)     (0.13)        0.14      (0.31)      (0.05)     (0.36)
  Year Ended September 30, 2004.....   $10.53      0.21        (0.16)        0.05      (0.25)      (0.13)     (0.38)
  Year Ended September 30, 2003.....   $10.73      0.27        (0.07)        0.20      (0.31)      (0.09)     (0.40)
  Year Ended September 30, 2002.....   $10.35      0.39(c)      0.41(c)      0.80      (0.42)         --      (0.42)
TOTAL RETURN BOND FUND CLASS B
  Year Ended September 30, 2006.....   $10.32      0.34(b)     (0.12)        0.22      (0.36)      (0.05)     (0.41)
  Year Ended September 30, 2005.....   $10.59      0.30(b)     (0.18)        0.12      (0.36)      (0.03)     (0.39)
  Year Ended September 30, 2004.....   $10.72      0.32        (0.07)        0.25      (0.38)         --      (0.38)
  Year Ended September 30, 2003.....   $10.34      0.39         0.40         0.79      (0.41)         --      (0.41)
  Year Ended September 30, 2002.....   $10.57      0.45(d)     (0.04)(d)     0.41      (0.47)      (0.17)     (0.64)



-------
 * During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)  Period from commencement of operations.
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.41, $0.39 and 3.99%, respectively.
(d) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.46, $(0.05), and 4.51%, respectively.
(e)  Not Annualized for periods less than one year.
(f)  Annualized for periods less than one year.
(g)  Amount is less than $0.005.
(h) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

                                                            CLASS B SHARES







                                                             RATIO/SUPPLEMENTARY DATA
                                     ------------------------------------------------------------------------


                                                                     RATIO OF NET
        NET ASSET    TOTAL RETURN    NET ASSETS,    RATIO OF NET      INVESTMENT       RATIO OF
          VALUE,       (EXCLUDES        END OF       EXPENSES TO    INCOME (LOSS)    EXPENSES TO    PORTFOLIO
          END OF         SALES          PERIOD       AVERAGE NET      TO AVERAGE     AVERAGE NET     TURNOVER
          PERIOD      CHARGE)(e)        (000)         ASSETS(f)     NET ASSETS(f)     ASSETS*(f)      RATE**
        ---------    ------------    -----------    ------------    -------------    -----------    ---------



          $20.15         13.45%        $14,808          1.88%            0.85%           1.93%         34.83%
          $19.31         13.75%        $22,148          1.89%            0.82%           1.99%         19.50%
          $17.12         16.75%        $26,309          1.95%            0.58%           2.06%         16.40%
          $14.75         16.74%        $26,215          1.91%            0.92%           2.05%         18.89%
          $12.75        (21.14)%       $24,849          1.98%            0.36%           2.12%         23.02%

          $13.23         12.38%        $ 5,391          1.89%           (0.53)%          1.93%         53.92%
          $13.16         19.94%        $ 4,534          1.89%            0.02%           1.99%        126.99%
          $15.30         19.31%        $ 3,582          1.98%            0.47%           2.10%         19.17%
          $12.91         19.31%        $ 2,071          1.95%            0.58%           2.10%         18.28%
          $10.90         (8.80)%       $ 1,158          1.91%            0.63%           2.12%         18.20%

          $11.95         (1.23)%       $ 2,377          1.89%           (0.83)%          1.94%        140.90%
          $13.47         27.42%        $ 2,395          1.91%           (1.46)%          2.01%         92.74%
          $10.70         10.54%        $ 1,973          2.00%           (1.65)%          2.11%        138.61%
          $ 9.68         21.00%        $ 1,030          1.95%           (1.73)%          2.11%        125.97%
          $ 8.00        (13.20)%       $   507          1.76%           (1.52)%          2.07%        117.06%

          $14.73          6.19%        $ 4,092          2.04%           (0.79)%          2.28%         43.25%
          $16.11         18.79%        $   259          2.05%            0.00%           2.27%          8.39%
          $14.06         24.56%        $   136          2.22%           (0.75)%          2.41%         11.25%
          $11.40         14.00%        $    29          2.69%           (0.93)%          2.69%         48.84%

          $10.46         16.27%        $ 1,819          2.15%            0.64%           2.25%         36.22%
          $ 9.09         18.34%        $ 2,007          2.20%            0.36%           2.33%         44.96%
          $ 7.74         18.47%        $ 2,140          2.33%            0.24%           2.42%         50.68%
          $ 6.57          8.63%        $ 2,012          2.40%           (0.37)%          2.41%        199.78%
          $ 6.07        (15.58)%       $ 2,056          2.43%           (1.01)%          2.43%         95.86%

          $16.00         10.35%        $22,901          2.03%           (1.01)%          2.03%         58.01%
          $15.29         19.09%        $21,911          2.06%           (1.18)%          2.08%         30.38%
          $12.95         24.17%        $13,215          2.15%           (1.51)%          2.30%         32.06%
          $10.50          5.00%        $ 4,360          1.80%           (1.16)%          2.50%         13.24%

          $13.33         14.84%        $ 9,592          1.95%            1.52%           1.95%         45.38%
          $12.08         18.79%        $ 5,611          1.87%            1.74%           2.09%         39.65%
          $10.34          3.66%        $ 1,672          2.29%            1.07%           2.65%          1.65%

          $ 9.86          2.32%        $ 4,020          1.68%            3.48%           1.79%        127.13%
          $ 9.98          1.33%        $ 5,725          1.71%            2.67%           1.84%        107.04%
          $10.20          0.55%        $ 6,883          1.80%            2.15%           1.92%         98.35%
          $10.53          1.86%        $ 7,869          1.82%            2.42%           1.92%        209.97%
          $10.73          7.96%        $ 5,981          1.85%            3.81%(c)        1.95%         79.36%

          $10.13          2.27%        $ 4,872          1.68%            3.39%           1.79%        226.36%
          $10.32          1.21%        $ 6,161          1.71%            2.87%           1.84%        173.14%
          $10.59          2.45%        $ 6,602          1.82%            3.09%           1.94%         31.95%
          $10.72          7.77%        $ 6,358          1.83%            3.61%           1.94%         43.98%
          $10.34          4.18%        $ 4,465          1.84%            4.39%(d)        1.99%         69.15%

  OTHER INFORMATION ABOUT THE FUNDS


  FINANCIAL HIGHLIGHTS
  CONTINUED


                                                 INVESTMENT ACTIVITIES                      DIVIDENDS
                                        --------------------------------------- ---------------------------------

                              NET ASSET                NET REALIZED/
                                VALUE,       NET        UNREALIZED   TOTAL FROM     NET    NET REALIZED
                              BEGINNING   INVESTMENT  GAINS (LOSSES) INVESTMENT INVESTMENT   GAINS ON     TOTAL
                              OF PERIOD INCOME (LOSS) ON INVESTMENTS ACTIVITIES   INCOME    INVESTMENTS DIVIDENDS
                              --------- ------------- -------------- ---------- ---------- ------------ ---------


NATIONAL TAX-FREE MONEY
  MARKET FUND CLASS B
  August 1, 2006 to September
     30, 2006 (a)............   $ 1.00         --(b)          --           --(b)      --(b)       --         --(b)
PRIME MONEY MARKET FUND CLASS
  B
  Year Ended September 30,
     2006....................   $ 1.00       0.03             --(b)      0.03      (0.03)         --      (0.03)
  Year Ended September 30,
     2005....................   $ 1.00       0.01             --(b)      0.01      (0.01)         --      (0.01)
  Year Ended September 30,
     2004....................   $ 1.00         --(b)          --(b)        --(b)      --(b)       --         --(b)
  Year Ended September 30,
     2003....................   $ 1.00         --(b)          --           --(b)      --(b)       --         --(b)
  Year Ended September 30,
     2002....................   $ 1.00       0.01             --         0.01      (0.01)         --      (0.01)
U.S. TREASURY MONEY MARKET
  FUND CLASS B
  Year Ended September 30,
     2006....................   $ 1.00       0.03             --         0.03      (0.03)         --      (0.03)
  Year Ended September 30,
     2005....................   $ 1.00       0.01             --         0.01      (0.01)         --      (0.01)
  Year Ended September 30,
     2004....................   $ 1.00         --(b)          --           --(b)      --(b)       --         --(b)
  Year Ended September 30,
     2003....................   $ 1.00         --(b)          --           --(b)      --(b)       --         --(b)
  Year Ended September 30,
     2002....................   $ 1.00       0.01             --         0.01      (0.01)         --      (0.01)
CAPITAL MANAGER CONSERVATIVE
  GROWTH FUND CLASS B***
  Year Ended September 30,
     2006....................   $ 9.76       0.23(c)        0.23         0.46      (0.26)         --      (0.26)
  Year Ended September 30,
     2005....................   $ 9.30       0.16           0.45         0.61      (0.15)         --      (0.15)
  Year Ended September 30,
     2004....................   $ 8.85       0.09(c)        0.45         0.54      (0.09)         --      (0.09)
  Year Ended September 30,
     2003....................   $ 8.29       0.11           0.59         0.70      (0.10)      (0.04)     (0.14)
  Year Ended September 30,
     2002....................   $ 9.13       0.15          (0.67)       (0.52)     (0.14)      (0.18)     (0.32)
CAPITAL MANAGER MODERATE
  GROWTH FUND CLASS B***
  Year Ended September 30,
     2006....................   $ 9.64       0.17(c)        0.42         0.59      (0.18)         --      (0.18)
  Year Ended September 30,
     2005....................   $ 8.86       0.09(c)        0.77         0.86      (0.08)         --      (0.08)
  Year Ended September 30,
     2004....................   $ 8.15       0.02(c)        0.71         0.73      (0.02)         --      (0.02)
  Year Ended September 30,
     2003....................   $ 7.41       0.04           0.80         0.84      (0.09)      (0.01)     (0.10)
  Year Ended September 30,
     2002....................   $ 8.75       0.05          (0.97)       (0.92)     (0.05)      (0.37)     (0.42)
CAPITAL MANAGER GROWTH FUND
  CLASS B***
  Year Ended September 30,
     2006....................   $ 9.51       0.12(c)        0.56         0.68      (0.14)         --      (0.14)
  Year Ended September 30,
     2005....................   $ 8.55       0.05(c)        0.95         1.00      (0.04)         --      (0.04)
  Year Ended September 30,
     2004....................   $ 7.70      (0.02)(c)       0.87         0.85         --          --         --
  Year Ended September 30,
     2003....................   $ 6.80      (0.01)          0.91         0.90         --(b)       --         --(b)
  Year Ended September 30,
     2002....................   $ 8.42      (0.01)         (1.21)       (1.22)        --       (0.40)     (0.40)
CAPITAL MANAGER EQUITY FUND
  CLASS B***
  Year Ended September 30,
     2006....................   $10.67       0.09(c)        0.80         0.89      (0.11)      (0.19)     (0.30)
  Year Ended September 30,
     2005....................   $ 9.36       0.01(c)        1.31         1.32      (0.01)         --      (0.01)
  Year Ended September 30,
     2004....................   $ 8.30      (0.05)(c)       1.11         1.06         --          --         --
  Year Ended September 30,
     2003....................   $ 7.28      (0.05)(c)       1.12         1.07         --       (0.05)     (0.05)
  Year Ended September 30,
     2002....................   $ 8.93      (0.04)         (1.61)       (1.65)        --          --         --



-------
  * During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
 ** Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
 *** The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
 (a) Period from commencement of operations.
 (b) Amount is less than $0.005.
 (c) Per share net investment income (loss) has been calculated using the average daily shares method.
 (d) Not Annualized for periods less than one year.
 (e) Annualized for periods less than one year.

                                                            CLASS B SHARES







                                                        RATIOS/SUPPLEMENTARY DATA
                                  --------------------------------------------------------------------
                                                                RATIO OF NET
       NET ASSET   TOTAL RETURN   NET ASSETS,   RATIO OF NET     INVESTMENT      RATIO OF
         VALUE,      (EXCLUDES       END OF      EXPENSES TO   INCOME (LOSS)   EXPENSES TO   PORTFOLIO
         END OF        SALES         PERIOD      AVERAGE NET     TO AVERAGE    AVERAGE NET    TURNOVER
         PERIOD     CHARGE)(d)       (000)        ASSETS(e)    NET ASSETS(e)    ASSETS*(e)     RATE**
       ---------   ------------   -----------   ------------   -------------   -----------   ---------



         $ 1.00         0.36%       $     1         1.39%           2.19%          1.78%          --

         $ 1.00         3.37%       $ 2,256         1.48%           3.34%          1.59%          --
         $ 1.00         1.32%       $ 1,790         1.49%           1.28%          1.63%          --
         $ 1.00         0.06%       $ 2,280         1.20%           0.06%          1.70%          --
         $ 1.00         0.15%       $ 2,543         1.32%           0.16%          1.69%          --
         $ 1.00         0.60%       $ 2,730         1.67%           0.70%          1.77%          --

         $ 1.00         3.12%       $   381         1.46%           2.97%          1.59%          --
         $ 1.00         1.09%       $   807         1.48%           1.05%          1.64%          --
         $ 1.00         0.05%       $   887         1.05%           0.05%          1.71%          --
         $ 1.00         0.16%       $ 1,126         1.12%           0.15%          1.70%          --
         $ 1.00         0.39%       $ 1,121         1.69%           0.48%          1.77%          --

         $ 9.96         4.75%       $ 4,968         1.08%           2.37%          1.45%        5.69%
         $ 9.76         6.58%       $ 4,992         1.20%           1.64%          1.51%       52.50%
         $ 9.30         6.10%       $ 4,857         1.44%           0.93%          1.64%        2.47%
         $ 8.85         8.45%       $ 3,150         1.53%           1.07%          1.73%       33.03%
         $ 8.29        (5.94)%      $ 1,682         1.53%           1.49%          1.73%        6.29%

         $10.05         6.21%       $21,610         1.10%           1.70%          1.47%        7.33%
         $ 9.64         9.72%       $21,909         1.24%           0.99%          1.55%       37.83%
         $ 8.86         8.94%       $19,049         1.49%           0.17%          1.69%        0.17%
         $ 8.15        11.29%       $ 8,929         1.50%           0.35%          1.70%       21.46%
         $ 7.41       (11.35)%      $ 4,384         1.56%           0.52%          1.76%       14.56%

         $10.05         7.22%       $19,366         1.11%           1.27%          1.48%        6.26%
         $ 9.51        11.68%       $17,141         1.23%           0.59%          1.57%       26.22%
         $ 8.55        11.04%       $13,730         1.50%          (0.23)%         1.73%        0.19%
         $ 7.70        13.31%       $ 9,142         1.55%          (0.16)%         1.75%       17.80%
         $ 6.80       (15.53)%      $ 5,712         1.62%          (0.35)%         1.82%        8.38%

         $11.26         8.51%       $ 8,023         1.11%           0.80%          1.47%        1.48%
         $10.67        14.11%       $ 7,515         1.21%           0.11%          1.58%        2.14%
         $ 9.36        12.77%       $ 5,720         1.52%          (0.54)%         1.81%        3.10%
         $ 8.30        14.74%       $ 2,475         1.70%          (0.69)%         1.90%        8.30%
         $ 7.28       (18.48)%      $ 1,302         1.67%          (0.94)%         1.87%        5.75%

  OTHER INFORMATION ABOUT THE FUNDS


  FINANCIAL HIGHLIGHTS
  CONTINUED


                                                       INVESTMENT ACTIVITIES                    DIVIDENDS
                                               ------------------------------------ ---------------------------------
                                                           NET REALIZED/
                                                            UNREALIZED                         NET REALIZED
                                                          GAINS (LOSSES)                         GAINS ON
                                     NET ASSET     NET    ON INVESTMENTS                        INVESTMENTS
                                       VALUE,  INVESTMENT   AND FOREIGN  TOTAL FROM     NET     AND FOREIGN
                                     BEGINNING   INCOME      CURRENCY    INVESTMENT INVESTMENT   CURRENCY     TOTAL
                                     OF PERIOD   (LOSS)    TRANSACTIONS  ACTIVITIES   INCOME   TRANSACTIONS DIVIDENDS
                                     --------- ---------- -------------- ---------- ---------- ------------ ---------

LARGE CAP FUND CLASS C
  (formerly known as the Large Cap
     Value Fund)
  Year Ended September 30, 2006.....   $19.28      0.16(b)      2.26         2.42      (0.15)      (1.44)     (1.59)
  Year Ended September 30, 2005.....   $17.09      0.14         2.19         2.33      (0.14)         --      (0.14)
  Year Ended September 30, 2004.....   $14.73      0.09         2.37         2.46      (0.10)         --      (0.10)
  Year Ended September 30, 2003.....   $12.74      0.13         1.99         2.12      (0.13)         --      (0.13)
  Year Ended September 30, 2002.....   $16.67      0.08        (3.45)       (3.37)     (0.08)      (0.48)     (0.56)
MID CAP VALUE FUND CLASS C
  Year Ended September 30, 2006.....   $13.16     (0.07)(b)     1.59         1.52         --(g)    (1.45)     (1.45)
  Year Ended September 30, 2005.....   $15.30        --(b)(g)   3.02         3.02      (0.07)      (5.09)     (5.16)
  Year Ended September 30, 2004.....   $12.92      0.07(b)      2.41         2.48      (0.10)         --      (0.10)
  Year Ended September 30, 2003.....   $10.90      0.07(b)      2.04         2.11      (0.09)         --      (0.09)
  Year Ended September 30, 2002.....   $13.11      0.08        (1.04)       (0.96)     (0.10)      (1.15)     (1.25)
MID CAP GROWTH FUND CLASS C
  Year Ended September 30, 2006.....   $13.47     (0.09)(b)       --(g)     (0.09)        --       (1.42)     (1.42)
  Year Ended September 30, 2005.....   $10.70     (0.17)(b)     3.08         2.91         --       (0.14)     (0.14)
  Year Ended September 30, 2004.....   $ 9.69     (0.16)        1.17         1.01         --          --         --
  Year Ended September 30, 2003.....   $ 8.00     (0.15)        1.84         1.69         --          --         --
  Year Ended September 30, 2002.....   $ 9.79     (0.15)(b)    (1.01)       (1.16)        --       (0.63)     (0.63)
SMALL CAP FUND CLASS C
  Year Ended September 30, 2006.....   $16.10     (0.11)(b)     1.03         0.92      (0.01)      (2.30)     (2.31)
  Year Ended September 30, 2005.....   $14.06     (0.02)(b)     2.60         2.58      (0.12)      (0.42)     (0.54)
  Year Ended September 30, 2004.....   $11.40     (0.12)(b)     2.90         2.78         --       (0.12)     (0.12)
  May 19, 2003 to September 30, 2003
     (a)............................   $10.00     (0.05)(b)     1.45         1.40         --          --         --
INTERNATIONAL EQUITY FUND CLASS C
  Year Ended September 30, 2006.....   $ 9.07      0.05(b)      1.42         1.47      (0.10)         --      (0.10)
  Year Ended September 30, 2005.....   $ 7.74      0.06(b)      1.36         1.42      (0.09)         --      (0.09)
  Year Ended September 30, 2004.....   $ 6.58        --         1.20         1.20      (0.04)         --      (0.04)
  Year Ended September 30, 2003.....   $ 6.07     (0.07)(b)     0.60         0.53      (0.02)         --      (0.02)
  Year Ended September 30, 2002.....   $ 7.20     (0.07)       (1.06)       (1.13)        --          --         --
EQUITY INCOME FUND CLASS C
  Year Ended September 30, 2006.....   $12.07      0.19         1.56         1.75      (0.23)      (0.27)     (0.50)
  Year Ended September 30, 2005.....   $10.34      0.17         1.76         1.93      (0.18)      (0.02)     (0.20)
  June 30, 2004 to September 30,
     2004 (a).......................   $10.00      0.03(b)      0.34         0.37      (0.03)         --      (0.03)
SPECIAL OPPORTUNITIES EQUITY FUND
  CLASS C
  Year Ended September 30, 2006.....   $15.30     (0.14)        1.64         1.50         --       (0.79)     (0.79)
  Year Ended September 30, 2005.....   $12.95     (0.13)        2.60         2.47         --       (0.12)     (0.12)
  Year Ended September 30, 2004.....   $10.50     (0.11)        2.64         2.53         --       (0.08)     (0.08)
  June 2, 2003 to September 30, 2003
     (a)............................   $10.00     (0.02)        0.52         0.50         --          --         --
INTERMEDIATE U.S. GOVERNMENT FUND
  CLASS C
  Year Ended September 30, 2006.....   $ 9.98      0.34(b)     (0.12)        0.22      (0.34)         --      (0.34)
  Year Ended September 30, 2005.....   $10.20      0.27(b)     (0.13)        0.14      (0.31)      (0.05)     (0.36)
  Year Ended September 30, 2004.....   $10.53      0.17        (0.12)        0.05      (0.25)      (0.13)     (0.38)
  Year Ended September 30, 2003.....   $10.74      0.26        (0.07)        0.19      (0.31)      (0.09)     (0.40)
  Year Ended September 30, 2002.....   $10.35      0.38(c)      0.43(c)      0.81      (0.42)         --      (0.42)
TOTAL RETURN BOND FUND CLASS C
  Year Ended September 30, 2006.....   $10.32      0.34(b)     (0.12)        0.22      (0.36)      (0.05)     (0.41)
  Year Ended September 30, 2005.....   $10.59      0.30(b)     (0.18)        0.12      (0.36)      (0.03)     (0.39)
  Year Ended September 30, 2004.....   $10.72      0.33        (0.08)        0.25      (0.38)         --      (0.38)
  Year Ended September 30, 2003.....   $10.33      0.39         0.41         0.80      (0.41)         --      (0.41)
  Year Ended September 30, 2002.....   $10.56      0.43(b)(d)     --(d)      0.43      (0.49)      (0.17)     (0.66)



-------
  * During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
 ** Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
 (a) Period from commencement of operations.
 (b) Per share net investment income (loss) has been calculated using the average daily shares method.
 (c) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.40, $0.41, and 3.99%, respectively.
 (d) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.44, $(0.01), and 4.40%, respectively.
 (e) Not annualized for periods less than one year.
 (f) Annualized for periods less than one year.
 (g) Amount is less than $0.005.

                                                            CLASS C SHARES







                                                             RATIOS/SUPPLEMENTARY DATA
                                     ------------------------------------------------------------------------


                                                                     RATIO OF NET
        NET ASSET    TOTAL RETURN    NET ASSETS,    RATIO OF NET      INVESTMENT       RATIO OF
          VALUE,       (EXCLUDES        END OF       EXPENSES TO    INCOME (LOSS)    EXPENSES TO    PORTFOLIO
          END OF         SALES          PERIOD       AVERAGE NET      TO AVERAGE     AVERAGE NET     TURNOVER
          PERIOD      CHARGE)(e)        (000)         ASSETS(f)     NET ASSETS(f)     ASSETS*(f)      RATE**
        ---------    ------------    -----------    ------------    -------------    -----------    ---------



          $20.11         13.42%        $   161          1.88%            0.82%           1.94%         34.83%
          $19.28         13.77%        $   176          1.88%            0.80%           1.98%         19.50%
          $17.09         16.72%        $   157          1.95%            0.57%           2.07%         16.40%
          $14.73         16.72%        $   122          1.92%            0.90%           2.06%         18.89%
          $12.74        (21.10)%       $    52          1.94%            0.41%           2.08%         23.02%

          $13.23         12.38%        $   743          1.89%           (0.53)%          1.93%         53.92%
          $13.16         19.97%        $   351          1.90%            0.01%           2.00%        126.99%
          $15.30         19.20%        $   523          1.98%            0.45%           2.10%         19.17%
          $12.92         19.40%        $   484          1.95%            0.61%           2.10%         18.28%
          $10.90         (8.86)%       $   300          1.91%            0.65%           2.12%         18.20%

          $11.96         (1.15)%       $    33          1.88%           (0.70)%          1.93%        140.90%
          $13.47         27.42%        $    77          1.91%           (1.46)%          2.00%         92.74%
          $10.70         10.42%        $   208          2.00%           (1.65)%          2.11%        138.61%
          $ 9.69         21.13%        $   164          1.95%           (1.71)%          2.11%        125.97%
          $ 8.00        (13.20)%       $   143          1.81%           (1.58)%          2.13%        117.06%

          $14.71          6.17%        $    20          2.03%           (0.76)%          2.27%         43.25%
          $16.10         18.71%        $     4          2.04%           (0.12)%          2.25%          8.39%
          $14.06         24.56%        $     1          2.25%           (0.89)%          2.44%         11.25%
          $11.40         14.00%        $     1          2.64%           (1.15)%          2.64%         48.84%

          $10.44         16.26%        $   188          2.15%            0.47%           2.25%         36.22%
          $ 9.07         18.38%        $    92          2.23%            0.70%           2.34%         44.96%
          $ 7.74         18.30%        $     2          2.32%           (0.04)%          2.42%         50.68%
          $ 6.58          8.80%        $     2          2.40%           (1.06)%          2.40%        199.78%
          $ 6.07        (15.69)%       $     7          2.43%           (0.98)%          2.43%         95.86%

          $13.32         14.85%        $14,261          1.95%            1.52%           1.95%         45.38%
          $12.07         18.74%        $ 8,683          1.87%            1.77%           2.08%         39.65%
          $10.34          3.66%        $ 1,816          2.29%            1.14%           2.65%          1.65%

          $16.01         10.34%        $34,418          2.03%           (1.02)%          2.03%         58.01%
          $15.30         19.16%        $30,299          2.06%           (1.17)%          2.08%         30.38%
          $12.95         24.17%        $15,611          2.15%           (1.51)%          2.30%         32.06%
          $10.50          5.00%        $ 4,052          1.80%           (1.17)%          2.52%         13.24%

          $ 9.86          2.31%        $   207          1.68%            3.47%           1.79%        127.13%
          $ 9.98          1.33%        $   274          1.71%            2.66%           1.84%        107.04%
          $10.20          0.55%        $   607          1.80%            2.15%           1.92%         98.35%
          $10.53          1.77%        $   836          1.82%            2.57%           1.92%        209.07%
          $10.74          8.05%        $ 1,313          1.79%            3.81%(c)        1.89%         79.36%

          $10.13          2.18%        $   116          1.68%            3.35%           1.79%        226.36%
          $10.32          1.21%        $   218          1.71%            2.88%           1.84%        173.74%
          $10.59          2.44%        $   257          1.82%            3.09%           1.94%         31.95%
          $10.72          7.86%        $   282          1.83%            3.61%           1.94%         43.98%
          $10.33          4.37%        $   318          1.89%            4.28%(d)        2.03%         69.15%

  OTHER INFORMATION ABOUT THE FUNDS


  FINANCIAL HIGHLIGHTS
  CONTINUED


                                                       INVESTMENT ACTIVITIES                    DIVIDENDS
                                               ------------------------------------ ---------------------------------

                                     NET ASSET     NET     NET REALIZED/
                                       VALUE,  INVESTMENT   UNREALIZED   TOTAL FROM     NET    NET REALIZED
                                     BEGINNING   INCOME   GAINS (LOSSES) INVESTMENT INVESTMENT   GAINS ON     TOTAL
                                     OF PERIOD   (LOSS)   ON INVESTMENTS ACTIVITIES   INCOME    INVESTMENTS DIVIDENDS
                                     --------- ---------- -------------- ---------- ---------- ------------ ---------

NATIONAL TAX-FREE MONEY MARKET FUND
  CLASS C
  August 1, 2006 to September 30,
     2006 (a).......................   $ 1.00        --(b)        --           --(b)      --(b)       --         --(b)
PRIME MONEY MARKET FUND CLASS C
  Year Ended September 30, 2006.....   $ 1.00      0.03           --(b)      0.03      (0.03)         --      (0.03)
  Year Ended September 30, 2005.....   $ 1.00      0.01           --(b)      0.01      (0.01)         --      (0.01)
  Year Ended September 30, 2004.....   $ 1.00        --(b)        --(b)        --(b)      --(b)       --         --(b)
  Year Ended September 30, 2003.....   $ 1.00        --(b)        --           --(b)      --(b)       --         --(b)
  January 30, 2002 to September 30,
     2002 (a).......................   $ 1.00      0.01           --         0.01      (0.01)         --      (0.01)
U.S. TREASURY MONEY MARKET FUND
  CLASS C
  Year Ended September 30, 2006.....   $ 1.00      0.03           --         0.03      (0.03)         --      (0.03)
  Year Ended September 30, 2005.....   $ 1.00      0.01           --         0.01      (0.01)         --      (0.01)
  Year Ended September 30, 2004.....   $ 1.00        --(b)        --           --(b)      --(b)       --         --(b)
  Year Ended September 30, 2003.....   $ 1.00        --(b)        --           --(b)      --(b)       --         --(b)
  January 30, 2002 to September 30,
     2002 (a).......................   $ 1.00        --(b)        --           --(b)      --(b)       --         --(b)
CAPITAL MANAGER CONSERVATIVE GROWTH
  FUND CLASS C***
  Year Ended September 30, 2006.....   $ 9.73      0.23(c)      0.23         0.46      (0.26)         --      (0.26)
  Year Ended September 30, 2005.....   $ 9.27      0.16         0.45         0.61      (0.15)         --      (0.15)
  Year Ended September 30, 2004.....   $ 8.82      0.09(c)      0.44         0.53      (0.08)         --      (0.08)
  Year Ended September 30, 2003.....   $ 8.26      0.09         0.61         0.70      (0.10)      (0.04)     (0.14)
  Year Ended September 30, 2002.....   $ 9.10      0.17        (0.69)       (0.52)     (0.14)      (0.18)     (0.32)
CAPITAL MANAGER MODERATE GROWTH FUND
  CLASS C***
  Year Ended September 30, 2006.....   $ 9.69      0.17(c)      0.42         0.59      (0.18)         --      (0.18)
  Year Ended September 30, 2005.....   $ 8.91      0.09(c)      0.77         0.86      (0.08)         --      (0.08)
  Year Ended September 30, 2004.....   $ 8.18      0.01(c)      0.73         0.74      (0.01)         --      (0.01)
  Year Ended September 30, 2003.....   $ 7.42      0.03         0.82         0.85      (0.08)      (0.01)     (0.09)
  Year Ended September 30, 2002.....   $ 8.77      0.04        (0.97)       (0.93)     (0.05)      (0.37)     (0.42)
CAPITAL MANAGER GROWTH FUND CLASS
  C***
  Year Ended September 30, 2006.....   $ 9.52      0.11(c)      0.57         0.68      (0.15)         --      (0.15)
  Year Ended September 30, 2005.....   $ 8.56      0.04(c)      0.95         0.99      (0.03)         --      (0.03)
  Year Ended September 30, 2004.....   $ 7.71     (0.02)(c)     0.87         0.85         --          --         --
  Year Ended September 30, 2003.....   $ 6.80     (0.01)(c)     0.93         0.92      (0.01)         --      (0.01)
  Year Ended September 30, 2002.....   $ 8.41     (0.02)       (1.19)       (1.21)        --       (0.40)     (0.40)
CAPITAL MANAGER EQUITY FUND CLASS
  C***
  Year Ended September 30, 2006.....   $10.64      0.10(c)      0.78         0.88      (0.11)      (0.19)     (0.30)
  Year Ended September 30, 2005.....   $ 9.33     (0.01)(c)     1.32         1.31         --(b)       --         --(b)
  Year Ended September 30, 2004.....   $ 8.28     (0.05)(c)     1.10         1.05         --          --         --
  Year Ended September 30, 2003.....   $ 7.26     (0.05)(c)     1.12         1.07         --(b)    (0.05)     (0.05)
  Year Ended September 30, 2002.....   $ 8.92     (0.12)       (1.54)       (1.66)        --          --         --



-------
  * During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
 ** Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
*** The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
 (a) Period from commencement of operations.
 (b) Amount is less than $0.005.
 (c) Per share net investment income (loss) has been calculated using the average daily shares method.
 (d) Not Annualized for periods less than one year.
 (e) Annualized for periods less than one year.

                                                            CLASS C SHARES







                                                             RATIOS/SUPPLEMENTARY DATA
                                     ------------------------------------------------------------------------
                                                                     RATIO OF NET
        NET ASSET    TOTAL RETURN    NET ASSETS,    RATIO OF NET      INVESTMENT       RATIO OF
          VALUE,       (EXCLUDES        END OF       EXPENSES TO    INCOME (LOSS)    EXPENSES TO    PORTFOLIO
          END OF         SALES          PERIOD       AVERAGE NET      TO AVERAGE     AVERAGE NET     TURNOVER
          PERIOD      CHARGE)(d)        (000)         ASSETS(e)     NET ASSETS(e)     ASSETS*(e)      RATE**
        ---------    ------------    -----------    ------------    -------------    -----------    ---------


          $ 1.00          0.36%          $  1           1.39%            2.19%           1.78%           --

          $ 1.00          3.35%          $393           1.48%            3.35%           1.59%           --
          $ 1.00          1.32%          $326           1.49%            1.29%           1.64%           --
          $ 1.00          0.06%          $453           1.20%            0.06%           1.70%           --
          $ 1.00          0.15%          $555           1.30%            0.14%           1.69%           --
          $ 1.00          0.28%          $314           1.60%            0.40%           1.65%           --

          $ 1.00          3.13%          $ 55           1.45%            3.30%           1.59%           --
          $ 1.00          1.07%          $ 38           1.50%            1.40%           1.66%           --
          $ 1.00          0.05%          $  5           1.02%            0.05%           1.71%           --
          $ 1.00          0.16%          $  8           1.12%            0.17%           1.70%           --
          $ 1.00          0.18%          $ 10           1.60%            0.27%           1.64%           --

          $ 9.93          4.75%          $127           1.08%            2.35%           1.45%         5.69%
          $ 9.73          6.58%          $155           1.20%            1.63%           1.52%        52.50%
          $ 9.27          6.06%          $180           1.44%            0.93%           1.64%         2.47%
          $ 8.82          8.50%          $148           1.53%            1.05%           1.73%        33.03%
          $ 8.26         (5.98)%         $ 62           1.52%            1.45%           1.72%         6.29%

          $10.10          6.19%          $139           1.10%            1.71%           1.47%         7.33%
          $ 9.69          9.62%          $122           1.25%            0.95%           1.56%        37.83%
          $ 8.91          9.08%          $178           1.49%            0.17%           1.69%         0.17%
          $ 8.18         11.39%          $182           1.51%            0.40%           1.71%        21.46%
          $ 7.42        (11.40)%         $307           1.58%            0.53%           1.78%        14.56%

          $10.05          7.19%          $ 61           1.11%            1.17%           1.46%         6.26%
          $ 9.52         11.61%          $ 37           1.26%            0.43%           1.59%        26.22%
          $ 8.56         11.02%          $ 63           1.50%           (0.23)%          1.73%         0.19%
          $ 7.71         13.48%          $ 52           1.54%           (0.14)%          1.74%        17.80%
          $ 6.80        (15.43)%         $ 12           1.61%           (0.34)%          1.81%         8.38%

          $11.22          8.44%          $ 10           1.11%            0.90%           1.48%         1.48%
          $10.64         14.15%          $ 19           1.27%           (0.09)%          1.63%         2.14%
          $ 9.33         12.68%          $ 85           1.52%           (0.54)%          1.81%         3.10%
          $ 8.28         14.78%          $ 28           1.73%           (0.66)%          1.92%         8.30%
          $ 7.26        (18.61)%         $  1           1.94%           (1.31)%          1.94%         5.75%

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

  You can get free copies of annual and semi-annual reports and the SAI, Prospectuses of other members of the BB&T Funds Family, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund. Or contact the fund at:

                                   BB&T Funds
                                  P.O. Box 9762
                            Providence, RI 02940-9762
                            Telephone: 1-800-228-1872
                       Internet: http://www.bbtfunds.com*

* The Funds' website is not a part of this Prospectus.

You can review the Fund's annual and semi-annual reports and SAIs at the Public Reference Room of the Securities and Exchange Commission (for information call 1-202-551-8090). You can get text-only copies:

  - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or by electronic request: publicinfo@sec.gov.

  - Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-06719.

BB&T-PRO-RTL-0407

                                   [BB&T LOGO]

                                   PROSPECTUS

                                   STOCK FUNDS
                                 LARGE CAP FUND
                               MID CAP VALUE FUND
                               MID CAP GROWTH FUND
                                 SMALL CAP FUND
                            INTERNATIONAL EQUITY FUND
                        SPECIAL OPPORTUNITIES EQUITY FUND
                               EQUITY INCOME FUND

                                   BOND FUNDS
                               TAXABLE BOND FUNDS
                           SHORT U.S. GOVERNMENT FUND
                        INTERMEDIATE U.S. GOVERNMENT FUND
                             TOTAL RETURN BOND FUND

                               TAX-FREE BOND FUNDS
                       KENTUCKY INTERMEDIATE TAX-FREE FUND
                       MARYLAND INTERMEDIATE TAX-FREE FUND
                    NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                    SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
                       VIRGINIA INTERMEDIATE TAX-FREE FUND
                    WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

                               MONEY MARKET FUNDS
                       NATIONAL TAX-FREE MONEY MARKET FUND
                             PRIME MONEY MARKET FUND
                         U.S. TREASURY MONEY MARKET FUND

                                 FUNDS OF FUNDS
                    CAPITAL MANAGER CONSERVATIVE GROWTH FUND
                      CAPITAL MANAGER MODERATE GROWTH FUND
                           CAPITAL MANAGER GROWTH FUND
                           CAPITAL MANAGER EQUITY FUND

                              INSTITUTIONAL SHARES

                                FEBRUARY 1, 2007
                           (as revised April 23, 2007)

                                   QUESTIONS?
                               Call 1-800-228-1872
                       or your investment representative.

The Securities and Exchange Commission has not approved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

BB&T FUNDS                 TABLE OF CONTENTS




                      [ICON]    RISK/RETURN SUMMARY AND FUND EXPENSES
                                                                                        -
Carefully review                  4   Overview
this important                    5   STOCK FUNDS
section, which                    6   Large Cap Fund
summarizes each                   9   Mid Cap Value Fund
Fund's investments,              12   Mid Cap Growth Fund
risks, past                      15   Small Cap Fund
performance, and                 18   International Equity Fund
fees.                            21   Special Opportunities Equity Fund
                                 24   Equity Income Fund
                                 27   BOND FUNDS
                                 28   Short U.S. Government Fund
                                 31   Intermediate U.S. Government Fund
                                 34   Total Return Bond Fund
                                 38   Kentucky Intermediate Tax-Free Fund
                                 41   Maryland Intermediate Tax-Free Fund
                                 44   North Carolina Intermediate Tax-Free Fund
                                 47   South Carolina Intermediate Tax-Free Fund
                                 50   Virginia Intermediate Tax-Free Fund
                                 53   West Virginia Intermediate Tax-Free Fund
                                 56   MONEY MARKET FUNDS
                                 57   National Tax-Free Money Market Fund
                                 60   Prime Money Market Fund
                                 63   U.S. Treasury Money Market Fund
                                 66   FUNDS OF FUNDS
                                 67   Capital Manager Conservative Growth Fund
                                 71   Capital Manager Moderate Growth Fund
                                 75   Capital Manager Growth Fund
                                 79   Capital Manager Equity Fund

                      [ICON]    ADDITIONAL INVESTMENT STRATEGIES AND RISKS
                                                                                        -
Review this section              83   STOCK FUNDS
for information on               83   Large Cap Fund
investment                       83   Mid Cap Value Fund
strategies and their             83   Mid Cap Growth Fund
risks.                           83   Small Cap Fund
                                 83   International Equity Fund
                                 83   Special Opportunities Equity Fund
                                 83   Equity Income Fund
                                 83   BOND FUNDS
                                 83   Short U.S. Government Fund
                                 84   Intermediate U.S. Government Fund
                                 84   Total Return Bond Fund
                                 84   Kentucky Intermediate Tax-Free Fund
                                 84   Maryland Intermediate Tax-Free Fund
                                 84   North Carolina Intermediate Tax-Free Fund
                                 84   South Carolina Intermediate Tax-Free Fund
                                 84   Virginia Intermediate Tax-Free Fund
                                 85   West Virginia Intermediate Tax-Free Fund
                                 85   MONEY MARKET FUNDS
                                 85   National Tax-Free Money Market Fund
                                 86   Prime Money Market Fund
                                 86   FUNDS OF FUNDS
                                 88   Investment Practices
                                 93   Investment Risks

BB&T FUNDS                 TABLE OF CONTENTS


                      [ICON]    FUND MANAGEMENT
                                                                                        -
Review this section              96   The Investment Adviser
for details on the               97   The Investment Sub-Advisers
people and                       98   Portfolio Managers
organizations who               100   The Distributor and Administrator
oversee the Funds.

                      [ICON]    SHAREHOLDER INFORMATION
                                                                                        -
Review this section             101   Choosing a Share Class
for details on how              102   Pricing of Fund Shares
shares are valued,              103   Purchasing and Adding to Your Shares
how to purchase,                104   Selling Your Shares
sell and exchange               105   General Policies on Selling Shares
shares, related                 106   Exchanging Your Shares
charges and payments            107   Market Timing Policies
of dividends and                108   Dividends, Distributions and Taxes
distributions                   109   Additional Information about the Funds

                      [ICON]    OTHER INFORMATION ABOUT THE FUNDS
                                                                                        -
                                111   Financial Highlights

 [ICON]  RISK/RETURN SUMMARY AND FUND EXPENSES                         OVERVIEW




THE FUNDS             BB&T Funds is a mutual fund family that offers different
                      classes of shares in separate investment portfolios
                      ("Funds"). The Funds have individual investment goals and
                      strategies. This prospectus gives you important information about the Institutional Shares of the Stock Funds, the Bond
                      Funds, the Money Market Funds and the Funds of Funds that you should know before investing. Each Fund also offers three
                      additional classes of shares called Class A Shares, Class B
                      Shares, and Class C Shares which are offered in a separate prospectus. Please read this prospectus and keep it for
                      future reference.

                      Each of the Funds in this prospectus is a mutual fund. A
                      mutual fund pools shareholders' money and, using professional investment managers, invests it in securities like stocks and bonds. Before you look at specific Funds, you should know a few general basics about investing in mutual funds.

                      The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies or government units. These price movements,
                      sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets where these
                      securities trade.

                      LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR
                      INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A
                      DEPOSIT OR AN OBLIGATION OF BRANCH BANKING AND TRUST COMPANY,
                      BB&T CORPORATION, THEIR AFFILIATES, OR ANY BANK. IT IS NOT
                      INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

                      Each Fund has its own investment goal and strategies for reaching that goal. However, it cannot be guaranteed that a Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

                      The portfolio manager invests each Fund's assets in a manner designed to help the Fund achieve its goal. A portfolio manager's judgments about the economy, stock markets and companies, as well as a manager's selection of investments, may cause a Fund to underperform other funds with similar objectives.

  RISK/RETURN SUMMARY AND FUND EXPENSES                           OVERVIEW


                       STOCK FUNDS



                      These Funds seek long-term capital appreciation, and in some cases current income, and invest primarily in equity and equity-related securities, principally common stocks.

WHO MAY WANT TO       Consider investing in these Funds if you are:
INVEST
                        - seeking a long-term goal such as retirement

                        - looking to add a growth component to your portfolio

                        - willing to accept the risks of investing in the stock
                          markets

                      These Funds may not be appropriate if you are:

                        - pursuing a short-term goal or investing emergency
                          reserves

                        - uncomfortable with an investment that will fluctuate in
                          value

                                                                  LARGE CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES        (FORMERLY THE LARGE CAP VALUE FUND)


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks capital growth, current income or both, primarily through investment in stocks.


PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in domestically traded U.S. common
                      stocks of large U.S. companies and U.S. traded equity stocks of foreign companies whose capitalization is within the range of those companies in the Standard & Poor's 500(R) Composite
                      Stock Price Index (the "S&P 500(R) Index").

                      In managing the Fund, the portfolio manager selects those
                      stocks that he believes are undervalued and have a favorable outlook. In choosing individual stocks, the portfolio manager uses quantitative and qualitative processes to examine
                      intrinsic value and the fundamental outlook of a particular issuer.

                      The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                      description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 83 or consult the Statement of Additional Information
                      ("SAI").


PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                      decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                      value of your investment will tend to increase or decrease in response to these movements.

                      INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses -- large cap stocks -- will underperform other kinds of investments or market averages.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 83.

                                                                  LARGE CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES        (FORMERLY THE LARGE CAP VALUE FUND)


  The chart and table on this page show how the Large Cap Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the S&P 500(R) Index, a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR INSTITUTIONAL SHARES(1)

          (in percents)





1997                         33.15
98                           13.10
99                           -2.22
2000                          6.35
01                            0.45
02                          -19.53
03                           24.02
04                           12.56
05                            7.71
06                           21.46



The performance information shown above is based on a calendar year.

          Best quarter:                                     16.92%    12/31/98
          Worst quarter:                                    -19.68%    9/30/02



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)



                                            1 YEAR  5 YEARS  10 YEARS  SINCE INCEPTION

                                    ---------------------------------------------------

 INSTITUTIONAL SHARES(2)                                                  (10/09/92)
                                    ---------------------------------------------------
    RETURN BEFORE TAXES                     21.46%   8.00%     8.74%         10.95%
                                    ---------------------------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS                     18.18%   6.88%     7.23%          9.36%
                                    ---------------------------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS AND SALE OF
          FUND SHARES                       17.79%   6.73%     7.09%          9.06%
---------------------------------------------------------------------------------------
 S&P 500(R) INDEX(4)
 (reflects no deductions for fees,
 expenses, or taxes)                        15.79%   6.19%     8.42%         11.22%
---------------------------------------------------------------------------------------
 RUSSELL 1000(R) VALUE INDEX(4)
 (reflects no deductions for fees,
 expenses, or taxes)                         9.07%   2.69%     5.44%          8.73%(3)
---------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 9/30/92.

(4) The benchmark index for the Fund was changed from the Russell 1000 Value Index to the S&P 500 Index in order to provide a better comparison for the Fund's investment policies.

                                                                  LARGE CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES        (FORMERLY THE LARGE CAP VALUE FUND)



  As an investor in the Large Cap Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES                 INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                       SHARES

Maximum Sales Charge (load)
on Purchases                                           None
---------------------------------------------------------------
Maximum Deferred Sales Charge (load)                   None
---------------------------------------------------------------
Redemption Fee(2)                                      None

ANNUAL FUND OPERATING EXPENSES                   INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)                         SHARES

Management Fee(3)                                     0.74%
---------------------------------------------------------------
Distribution and Service
(12b-1) Fee                                           0.00%
---------------------------------------------------------------
Other Expenses                                        0.19%
---------------------------------------------------------------
Total Fund Operating Expenses                         0.93%
---------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(3)             -0.04%
---------------------------------------------------------------
Net Fund Operating Expenses(3)                        0.89%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.70% for the period from February 1, 2007 through January 31, 2008.


  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


    - $10,000 investment

    - 5% annual return

    - redemption at the end of each period

    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.



                                 EXPENSE EXAMPLE



                               1       3        5        10
LARGE CAP FUND               YEAR    YEARS    YEARS     YEARS


INSTITUTIONAL SHARES          $91     $292     $511    $1,139


RISK/RETURN SUMMARY AND FUND EXPENSES                         MID CAP VALUE FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks long-term growth of capital by investing the
                      Fund's assets primarily in equity securities of companies that are considered to be undervalued.


PRINCIPAL INVESTMENT  The Fund seeks to meet its objective by investing, under
STRATEGIES            normal market conditions, in domestically traded U.S. equity securities of middle capitalization companies. The Fund
                      considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the companies within the Russell Midcap(R) Value
                      Index.


                      In managing the Fund, the portfolio manager attempts to
                      diversify across different economic sectors selecting those stocks that he believes are undervalued. In choosing
                      individual stocks, the portfolio manager utilizes both a
                      quantitative and qualitative approach to examine the
                      fundamental characteristics of a particular company.
                      Quantitative analysis focuses on businesses with strong cash flow, balance sheet strength, and above average
                      profitability. Qualitative characteristics the portfolio
                      manager looks for include companies with a sustainable
                      competitive advantage and a strong management team focused on creating shareholder value.


                      The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                      description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                      decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                      value of your investment will tend to increase or decrease in response to these movements.

                      INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses -- mid cap value stocks -- will underperform other kinds of investments or market averages.

                      COMPANY-SPECIFIC RISK. The possibility that a particular
                      stock held in the Fund may lose value due to factors specific to the company itself, including deterioration of its
                      fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES                         MID CAP VALUE FUND


  The chart and table on this page show how the Mid Cap Value Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Russell Midcap Value Index, a widely recognized, unmanaged index of generally mid-sized companies that measures the performance of those securities in the Russell 1000Index with lower price-to-book ratios and lower forecasted growth values. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR INSTITUTIONAL SHARES(1),(2)

          (in percents)





1997                         23.02
98                           13.77
99                           12.51
2000                          3.39
01                            5.15
02                          -13.80
03                           29.94
04                           19.69
05                           11.44
06                           19.88



The performance information shown above is based on a calendar year.

          Best quarter:                                      16.24%    6/30/03
          Worst quarter:                                    -16.21%    9/30/02



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1),(2)






                                       1 YEAR  5 YEARS  10 YEARS  SINCE INCEPTION

                                     ---------------------------------------------

 INSTITUTIONAL SHARES(3)                                              (8/1/96)
                                     ---------------------------------------------
    RETURN BEFORE TAXES                 19.88%  12.36%    11.85%        12.45%
                                     ---------------------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS                 18.19%  10.29%     9.54%        10.16%
                                     ---------------------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS AND SALE OF
          FUND SHARES                   13.39%  10.13%     9.32%         9.89%
----------------------------------------------------------------------------------
 RUSSELL MIDCAP VALUE INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                    20.22%  15.88%    13.65%        14.82%(4)
----------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2) Performance data includes the performance of the OVB Equity Income Portfolio for the period prior to its consolidation with the BB&T Mid Cap Value Fund on July 23, 2001.

(3) After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) Since 7/31/96.

RISK/RETURN SUMMARY AND FUND EXPENSES                         MID CAP VALUE FUND



  As an investor in the Mid Cap Value Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES                 INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                       SHARES
Maximum Sales Charge (load) on Purchases               None
---------------------------------------------------------------
Maximum Deferred Sales Charge (load)                   None
---------------------------------------------------------------
Redemption Fee(2)                                      None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)                     INSTITUTIONAL
                                                     SHARES
Management Fee(3)                                     0.74%
---------------------------------------------------------------
Distribution and Service (12b-1) Fee                  0.00%
---------------------------------------------------------------
Other Expenses                                        0.19%
---------------------------------------------------------------
Total Fund Operating Expenses                         0.93%
---------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(3)             -0.04%
---------------------------------------------------------------
Net Fund Operating Expenses(3)                        0.89%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.70% for the period from February 1, 2007 through January 31, 2008.


  Use the table at right to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 investment

    - 5% annual return

    - redemption at the end of each period

    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.



                                 EXPENSE EXAMPLE



                                1        3         5         10
MID CAP VALUE FUND            YEAR     YEARS     YEARS      YEARS


INSTITUTIONAL SHARES           $91      $292      $511     $1,139

------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                        MID CAP GROWTH FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in common stocks of U.S. companies, as well as American Depositary Receipts ("ADRs"), within the
                      range of those companies in the Russell Midcap(R) Growth
                      Index that have an established record of growth and continue to present significant growth potential. In selecting
                      investments for the Fund, the portfolio manager will consider growth factors such as a company's new products, changes in management, and business restructurings. The portfolio
                      manager will also search for companies that have established records of earnings and sales growth that it believes are
                      poised to meet or exceed these figures going forward. These companies generally will have lower amounts of long-term debt
                      (representing less than 40% of the company's capitalization);
                      have attractive price/earnings ratios in relation to a
                      company's 3 to 5-year earnings per share growth rate; and
                      have stock prices which have outperformed the Russell Midcap
                      Growth Index over the previous six months. The portfolio
                      manager will attempt to avoid overweighting the Fund's
                      position on any major market sector (over 10% of the Russell
                      MidcapGrowth Index) beyond 150% of the weighting that sector has in the Russell Midcap(R) Growth Index.

                      The portfolio manager may sell a stock if a company fails to meet earnings or revenue expectations or becomes overvalued
                      (i.e., high price/earnings ratio relative to its earnings
                      growth). The portfolio manager may also sell a stock to
                      change the Fund's weighting in a particular company, industry or sector, or if better opportunities are available. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

                      The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                      description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                      decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                      value of your investment will tend to increase or decrease in response to these movements.

                      INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses -- mid cap growth stocks -- will underperform other kinds of investments or market averages.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES                        MID CAP GROWTH FUND


  The chart and table on this page show how the Mid Cap Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Russell Midcap(R) Growth Index, a recognized, unmanaged index of common stocks of mid-sized companies with higher price-to-book ratios and high forecasted growth values. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR INSTITUTIONAL SHARES(1),(2)

          (in percents)





1997                         27.02
98                           35.05
99                           44.11
2000                        -16.55
01                          -24.07
02                          -21.63
03                           37.18
04                           17.61
05                           14.31
06                            3.84



The performance information shown above is based on a calendar year.

          Best quarter:                                     34.18%    12/31/99
          Worst quarter:                                   -20.15%    12/31/00



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1),(2)






                                       1 YEAR  5 YEARS  10 YEARS  SINCE INCEPTION

                                     ---------------------------------------------

 INSTITUTIONAL SHARES(3)                                             (12/1/93)
                                     ---------------------------------------------
    RETURN BEFORE TAXES                 3.84%   8.46%     8.92%         10.18%
                                     ---------------------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS                 1.87%   7.68%     5.62%          7.37%
                                     ---------------------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS AND SALE OF
          FUND SHARES                   4.97%   7.30%     5.85%          7.35%
----------------------------------------------------------------------------------
 RUSSELL MIDCAP(R) GROWTH INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                   10.66%   8.22%     8.62%         10.43%(4)
----------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2) Performance data includes the performance of the OVB Capital Appreciation Portfolio for the period prior to its consolidation with the BB&T Mid Cap Growth Fund, formerly known as the BB&T Capital Appreciation Fund, on July 23, 2001.

(3) After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) Since 11/30/93.

RISK/RETURN SUMMARY AND FUND EXPENSES                        MID CAP GROWTH FUND



  As an investor in the Mid Cap Growth Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES (FEES PAID      INSTITUTIONAL
BY YOU DIRECTLY)(1)                                  SHARES
Maximum Sales Charge (load) on Purchases               None
---------------------------------------------------------------
Maximum Deferred Sales Charge (load)                   None
---------------------------------------------------------------
Redemption Fee(2)                                      None

ANNUAL FUND OPERATING EXPENSES (FEES PAID
FROM FUND ASSETS)                                INSTITUTIONAL
                                                     SHARES
Management Fee(3)                                     0.74%
---------------------------------------------------------------
Distribution and Service (12b-1) Fee                  0.00%
---------------------------------------------------------------
Other Expenses                                        0.20%
---------------------------------------------------------------
Total Fund Operating Expenses                         0.94%
---------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(3)             -0.04%
---------------------------------------------------------------
Net Fund Operating Expenses(3)                        0.90%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.70% for the period from February 1, 2007 through January 31, 2008.


  Use the table at right to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 investment

    - 5% annual return

    - redemption at the end of each period

    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE



                                1        3         5         10
MID CAP GROWTH FUND           YEAR     YEARS     YEARS      YEARS


INSTITUTIONAL SHARES           $92      $296      $516     $1,151

------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                             SMALL CAP FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks long-term capital appreciation by investing, under normal market conditions, primarily in a diversified portfolio of equity and equity-related securities of small capitalization companies.


PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests primarily in common
STRATEGIES            stocks of U.S. small capitalization companies whose
                      capitalization is less than $3 billion and which the
                      portfolio manager believes are under valued and have a
                      favorable outlook.

                      In managing the Fund's portfolio, the portfolio manager initially screens from the universe of companies with market capitalization under $3 billion. The portfolio manager then attempts to diversify across different economic sectors selecting those stocks that he believes have a favorable outlook. In choosing individual stocks the portfolio manager uses a quantitative process to examine the financial and valuation characteristics of a particular issuer.

                      The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risk on page 83 or consult the SAI.

PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                      decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                      value of your investment will tend to increase or decrease in response to these movements.

                      SMALL COMPANY RISK: Investing in smaller, lesser-known
                      companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, which tend to trade less frequently than those of larger firms.

                      INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses -- small company stocks -- will underperform other kinds of investments or market averages.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 83.


RISK/RETURN SUMMARY AND FUND EXPENSES                             SMALL CAP FUND


  The chart and table on this page show how the Small Cap Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Russell 2000 Index, a widely recognized, unmanaged index of common stocks that measures the performance of small to mid-sized companies. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR INSTITUTIONAL SHARES(1)

          (in percents)





2004                        23.77
2005                         9.60
2006                        14.68



The performance information shown above is based on a calendar year.

          Best quarter:                                      12.30%    3/31/06
          Worst quarter:                                     -4.52%    6/30/06



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)




                                       1 YEAR  SINCE INCEPTION
                                     --------------------------


 INSTITUTIONAL SHARES(2)                           (5/19/03)
                                     --------------------------
    RETURN BEFORE TAXES                 14.68%       21.09%
                                     --------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS                 13.55%       19.69%
                                     --------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS AND SALE OF
          FUND SHARES                   10.93%       18.23%
---------------------------------------------------------------
 RUSSELL 2000 INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                    18.37%     20.83%(3)
---------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 5/22/03.

RISK/RETURN SUMMARY AND FUND EXPENSES                             SMALL CAP FUND



  As an investor in the Small Cap Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES                 INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                       SHARES
Maximum Sales Charge (load) on Purchases               None
---------------------------------------------------------------
Maximum Deferred Sales Charge (load)                   None
---------------------------------------------------------------
Redemption Fee(2)                                      None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)                     INSTITUTIONAL
                                                     SHARES
Management Fee(3)                                     1.00%
---------------------------------------------------------------
Distribution and Service (12b-1) Fee                  0.00%
---------------------------------------------------------------
Other Expenses                                        0.22%
---------------------------------------------------------------
Acquired Fund Fees and Expenses(4)                    0.01%
---------------------------------------------------------------
Total Fund Operating Expenses                         1.23%
---------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(3)             -0.20%
---------------------------------------------------------------
Net Fund Operating Expenses(3)                        1.03%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.80% for the period from February 1, 2007 through January 31, 2008.

(4) Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund's Financial Highlights since the Financial Highlights reflect actual operation expenses of the Fund and do not include Acquired Fund Fees and Expenses.


  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 investment

    - 5% annual return

    - redemption at the end of each period

    - no changes in the fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE



                                1        3         5         10
SMALL CAP FUND                YEAR     YEARS     YEARS      YEARS


INSTITUTIONAL SHARES          $105      $371      $656     $1,471

------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                  INTERNATIONAL EQUITY FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks long-term capital appreciation through investment primarily in equity securities of foreign issuers.

PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in stocks of foreign issuers located in countries throughout the world. The Fund may also invest its assets in stocks of companies that are listed or operate in emerging economies. The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

                      The portfolio manager uses a disciplined intrinsic or
                      fundamental value approach that seeks to take advantage of anomalies in markets often created by human over-reactions to both good and bad news. The portfolio manager, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the
                      Fund's assets in one or more countries if economic and
                      business conditions warrant such investments.

                      For each security under analysis, a fundamental value is
                      estimated, based upon detailed country, industry and company analysis, including visits to the company, its competitors and suppliers. This fundamental value estimate is a function of the present value of the estimated future cash flows. The resulting fundamental value estimate is then compared to the company's current market price to ascertain whether a
                      valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be
                      considered a candidate for inclusion in the Fund's portfolio.
                      This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

                      The Fund generally will sell a stock when it reaches a target price, which is when the portfolio manager believes it is
                      fully valued or when, in the portfolio manager's opinion,
                      conditions change such that the risk of continuing to hold the stock is unacceptable when compared to the growth
                      potential.

                      The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                      description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                      decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                      value of your investment will tend to increase or decrease in response to these movements.

                      INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses -- foreign value stocks -- will underperform other kinds of investments or market averages.

                      FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities.
                      Foreign securities may be adversely affected by myriad
                      factors, including currency fluctuations and social, economic or political instability.

                      With respect to foreign currency risk, the portfolio manager may enter into forward currency exchange contracts for a number of purposes, including to more closely align the Fund's foreign currency exposure with that of the Morgan
                      Stanley Capital International EAFE Index. This strategy may result in losses.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES                  INTERNATIONAL EQUITY FUND


  The chart and table on this page show how the International Equity Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index, a widely recognized, unmanaged index generally representative of the performance of stock markets in those regions. Prior to April 25, 2003, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on in the chart and table on this page under its current investment management arrangements. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR INSTITUTIONAL SHARES(1)

          (in percents)





1998                         11.36
99                           38.33
2000                        -18.50
01                          -21.31
02                          -18.17
03                           24.38
04                           16.60
05                            9.88
06                           24.10



The performance information shown above is based on a calendar year.

          Best quarter:                                     24.79%    12/31/99
          Worst quarter:                                    -19.67%    9/30/02



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)






                                       1 YEAR  5 YEARS  SINCE INCEPTION
                                     -----------------------------------


 INSTITUTIONAL SHARES(2)                                   (1/2/97)
                                     -----------------------------------
    RETURN BEFORE TAXES                 24.10%  10.11%         5.52%
                                     -----------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS                 23.67%   9.89%         4.62%
                                     -----------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS AND SALE OF
          FUND SHARES                   16.16%   8.73%         4.34%
------------------------------------------------------------------------
 MORGAN STANLEY CAPITAL
 INTERNATIONAL EAFE INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                    26.86%  15.43%         8.06%(3)
------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2) After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 12/31/96.

RISK/RETURN SUMMARY AND FUND EXPENSES                  INTERNATIONAL EQUITY FUND



  As an investor in the International Equity Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES (FEES PAID      INSTITUTIONAL
BY YOU DIRECTLY)(1)                                  SHARES
Maximum Sales Charge (load)
on Purchases                                           None
---------------------------------------------------------------
Maximum Deferred Sales Charge
(load)                                                 None
---------------------------------------------------------------
Redemption Fee(2)                                      None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)                     INSTITUTIONAL
                                                     SHARES
Management Fee(3)                                     1.00%
---------------------------------------------------------------
Distribution and Service
(12b-1) Fee                                           0.00%
---------------------------------------------------------------
Other Expenses                                        0.25%
---------------------------------------------------------------
Total Fund Operating Expenses                         1.25%
---------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(3)             -0.15%
---------------------------------------------------------------
Net Fund Operating Expenses(3)                        1.10%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.85% for the period from February 1, 2007 through January 31, 2008.


  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 investment

    - 5% annual return

    - redemption at the end of each period

    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE



                                1        3         5         10
INTERNATIONAL EQUITY FUND     YEAR     YEARS     YEARS      YEARS


INSTITUTIONAL SHARES          $112      $382      $672     $1,498

------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES          SPECIAL OPPORTUNITIES EQUITY FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in domestically traded common stocks of small-, mid- and large-capitalization companies and, to a
                      lesser extent, American Depositary Receipts ("ADRs"). The
                      Fund uses a multi-style approach, meaning that it not only invests across different capitalization levels but may target both value- and growth-oriented companies. The portfolio
                      manager looks for companies experiencing above-average
                      revenue and profit growth as well as out-of-favor stocks that may be depressed due to what the portfolio manager believes to be temporary economic circumstances. In choosing
                      individual stocks, the portfolio manager then uses a
                      quantitative process to examine the value, growth and
                      momentum characteristics of a particular issuer.

                      The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                      description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                      decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                      value of your investment will tend to increase or decrease in response to these movements.

                      INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund is primarily invested in, whether growth or value; large-, mid- or small-cap; could underperform other kinds of investments or market averages that include style-focused investments.

                      MANAGEMENT RISK: The possibility that a strategy used by the Fund's portfolio manager may fail to produce the intended result.

                      SMALL COMPANY RISK: Investing in smaller, lesser-known
                      companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, which tend to trade less frequently than those of larger firms.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 83.


RISK/RETURN SUMMARY AND FUND EXPENSES          SPECIAL OPPORTUNITIES EQUITY FUND


  The chart and table on this page show how the Special Opportunities Equity Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR INSTITUTIONAL SHARES(1)

          (in percents)





2004                        27.78
2005                         4.10
2006                        21.74



The performance information shown above is based on a calendar year.


          Best quarter:                                     14.15%    12/31/04
          Worst quarter:                                    -1.22%    12/31/05



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)






                                       1 YEAR  SINCE INCEPTION
                                     --------------------------


 INSTITUTIONAL SHARES(2)                          (6/2/03)
                                     --------------------------
    RETURN BEFORE TAXES                 21.74%       19.82%
                                     --------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS                 19.60%       18.77%
                                     --------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS AND SALE OF
          FUNDS SHARES                  15.80%       17.03%
---------------------------------------------------------------
 S&P 500 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                     15.79%       13.43%(3)
---------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 5/31/03.

RISK/RETURN SUMMARY AND FUND EXPENSES          SPECIAL OPPORTUNITIES EQUITY FUND



  As an investor in the Special Opportunities Equity Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES                 INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                       SHARES

Maximum Sales Charge (load) on Purchases              None
---------------------------------------------------------------
Maximum Deferred Sales Charge (load)                  None
---------------------------------------------------------------
Redemption Fee(2)                                     None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)                     INSTITUTIONAL
                                                     SHARES

Management Fee                                       0.80%
---------------------------------------------------------------
Distribution and Service (12b-1) Fee                 0.00%
---------------------------------------------------------------
Other Expenses                                       0.23%
---------------------------------------------------------------
Total Fund Operating Expenses                        1.03%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 investment

    - 5% annual return

    - redemption at the end of each period

    - no changes in the Fund's operating expenses


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE



SPECIAL OPPORTUNITIES           1        3         5         10
EQUITY FUND                   YEAR     YEARS     YEARS      YEARS


INSTITUTIONAL SHARES          $105      $328      $569     $1,259

------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                         EQUITY INCOME FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks capital growth and current income.


PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in dividend-paying equity securities, in particular common stocks of companies with a history of increasing dividend rates, and convertible debt securities and convertible preferred stock, which are convertible into common stock, with favorable long-term fundamental
                      characteristics. As part of its investment strategy, the Fund may invest in convertible securities that offer above average current yield with participation in underlying equity
                      performance. Because yield is a primary consideration in
                      selecting securities, the Fund may purchase stocks of
                      companies that are out of favor in the financial community and therefore, are selling below what the portfolio manager believes to be their long-term investment value.

                      The Fund may also invest in certain other equity and debt securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                      decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                      value of your investment will tend to increase or decrease in response to these movements.

                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt securities such as bonds. The lower a security's rating, the greater its credit risk.

                      INCOME RISK: The possibility that the Fund's income will
                      decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                      INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses - income-producing equities - will underperform other kinds of investments or market averages.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES                         EQUITY INCOME FUND


  The chart and table on this page show how the Equity Income Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR INSTITUTIONAL SHARES(1)

          (in percents)





2005                        11.01
2006                        22.18



The performance information shown above is based on a calendar year.

          Best quarter:                                      7.51%    12/31/06
          Worst quarter:                                     1.26%     3/31/05



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)






                                      1 YEAR  SINCE INCEPTION
                                    --------------------------


 INSTITUTIONAL SHARES(2)                          (6/30/04)
                                    --------------------------
    RETURN BEFORE TAXES               22.18%        19.27%
                                    --------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS               20.85%        18.15%
                                    --------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS AND SALE OF
          FUND SHARES                 16.08%        16.37%
--------------------------------------------------------------
 S&P 500 INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                  15.79%        11.14%
--------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

RISK/RETURN SUMMARY AND FUND EXPENSES                         EQUITY INCOME FUND



  As an investor in the Equity Income Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES                 INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                       SHARES

Maximum Sales Charge (load) on Purchases              None
---------------------------------------------------------------
Maximum Deferred Sales Charge (load)                  None
---------------------------------------------------------------
Redemption Fee(2)                                     None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)                     INSTITUTIONAL
                                                     SHARES

Management Fee                                       0.70%
---------------------------------------------------------------
Distribution and Service (12b-1) Fee                 0.00%
---------------------------------------------------------------
Other Expenses                                       0.25%
---------------------------------------------------------------
Total Annual Fund Operating Expenses                 0.95%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 investment

    - 5% annual return

    - redemption at the end of each period

    - no changes in the Fund's operating expenses


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE



                                1        3         5         10
EQUITY INCOME FUND            YEAR     YEARS     YEARS      YEARS


INSTITUTIONAL SHARES           $97      $303      $525     $1,166

------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                                   OVERVIEW


                       BOND FUNDS



TAXABLE BOND FUNDS    The Short U.S. Government Fund, the Intermediate U.S.
                      Government Fund and the Total Return Bond Fund seek current income consistent with the preservation of capital and invest primarily in fixed income securities such as U.S. government securities or corporate, bank and commercial obligations.

WHO MAY WANT TO       Consider investing in these Funds if you are:
  INVEST

                        - looking to add a monthly income component to your
                          portfolio

                        - willing to accept the risks of price and dividend
                          fluctuations

                      These Funds may not be appropriate if you are:

                        - investing emergency reserves

                        - uncomfortable with an investment that will fluctuate in
                          value

TAX-FREE BOND FUNDS   The Kentucky Intermediate Tax-Free Fund, the Maryland
                      Intermediate Tax-Free Fund,  the North Carolina Intermediate
                      Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund,
                      the Virginia Intermediate Tax-Free Fund, and the West
                      Virginia Intermediate Tax-Free Fund seek tax-exempt income and invest primarily in municipal securities which are exempt from federal and Kentucky, Maryland, North Carolina, South
                      Carolina, Virginia, or West Virginia income taxes,
                      respectively.

WHO MAY WANT TO       Consider investing in these Funds if you are:
  INVEST

                        - looking to add a monthly income component to your
                          portfolio

                        - seeking monthly federal and Kentucky, Maryland, North
                          Carolina, South Carolina, Virginia, or West Virginia tax-
                          exempt dividends

                        - willing to accept the risks of price and dividend
                          fluctuations

                      These Funds may not be appropriate if you are:

                        - investing through a tax-exempt retirement plan

                        - uncomfortable with an investment that will fluctuate in
                          value

                        - investing emergency reserves

RISK/RETURN SUMMARY AND FUND EXPENSES                 SHORT U.S. GOVERNMENT FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks current income consistent with the preservation of capital.

PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities
                      ("U.S. Government Securities"), some of which may be subject to repurchase agreements, or in "high grade" (rated at the time of purchase in one of the three highest rating
                      categories by an NRSRO or are determined by the portfolio
                      manager to be of comparable quality) collateralized mortgage obligations ("CMOs"). The Fund may also invest in short-term obligations, commercial bonds and the shares of other
                      investment companies. The duration of the Fund will be from
                      1.0 to 3.5 years.

                      In managing the portfolio, the portfolio manager uses a "top down" investment management approach focusing on allocation among sectors, interest rate risk, credit risk, and individual securities selection. The portfolio manager sets and continually adjusts a target for the interest rate sensitivity of the Fund's holdings based upon expectations about interest rates and other economic factors. The portfolio manager then selects individual securities consistent with the target by looking for the best relative values within particular sectors.

                      The Fund may also invest in certain other debt securities.
                      For a more complete description of the various securities in which the Fund may invest, please see Additional Investment
                      Strategies and Risks on page 83 or consult the SAI.


PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                      INCOME RISK: The possibility that the Fund's income will
                      decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                      PREPAYMENT/CALL RISK: If a significant number of the
                      mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer
                      will "call" -- or repay -- higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in
                      bonds that pay lower interest rates. Rapid changes in
                      prepayment and call rates can cause bond prices and yields to be volatile.

                      ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e.
                      interest rate sensitivity) and potentially reduce the value of these securities.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt
                      securities, such as bonds. The lower a security's rating, the greater its credit risk.

                      U.S. GOVERNMENT AGENCY SECURITIES: The Fund invests in
                      securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Ginnie Mae securities).
                      Although U.S. government securities issued directly by the
                      U.S. government are guaranteed by the U.S. Treasury, other
                      U.S. government securities issued by an agency or
                      instrumentality of the U.S. government may not be. No
                      assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES                 SHORT U.S. GOVERNMENT FUND


  The chart and table on this page show how the Short U.S. Government Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index, a widely recognized, unmanaged index of U.S. government and agency bonds that have a minimum size of $150 million. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR INSTITUTIONAL SHARES(1)

          (in percents)





1997                        6.37
98                          7.03
99                          1.42
2000                        8.43
01                          6.77
02                          5.90
03                          1.23
04                          0.98
05                          1.43
06                          3.85



The performance information shown above is based on a calendar year.

          Best quarter:                                       3.79%    9/30/98
          Worst quarter:                                     -1.32%    6/30/04



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)





                                      1 YEAR  5 YEARS  10 YEARS  SINCE INCEPTION
                                    ---------------------------------------------


 INSTITUTIONAL SHARES(2)                                            (11/30/92)
                                    ---------------------------------------------
    RETURN BEFORE TAXES                3.85%   2.66%     4.30%          4.56%
                                    ---------------------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS                2.56%   1.36%     2.53%          2.64%
                                    ---------------------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS AND SALE OF
          FUND SHARES                  2.48%   1.50%     2.58%          2.69%
---------------------------------------------------------------------------------
 MERRILL LYNCH 1-5 YEAR U.S.
 TREASURIES/AGENCIES INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                   4.05%   3.31%     5.07%          5.32%
---------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

RISK/RETURN SUMMARY AND FUND EXPENSES                 SHORT U.S. GOVERNMENT FUND



  As an investor in the Short U.S. Government Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES                 INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                       SHARES
Maximum Sales Charge (load) on Purchases               None
---------------------------------------------------------------
Maximum Deferred Sales Charge (load)                   None
---------------------------------------------------------------
Redemption Fee(2)                                      None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)                     INSTITUTIONAL
                                                     SHARES
Management Fee(3)                                     0.60%
---------------------------------------------------------------
Distribution and Service
(12b-1) Fee                                           0.00%
---------------------------------------------------------------
Other Expenses                                        0.19%
---------------------------------------------------------------
Total Fund Operating Expenses                         0.79%
---------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(3)             -0.15%
---------------------------------------------------------------
Net Fund Operating Expenses(3)                        0.64%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.45% for the period from February 1, 2007 through January 31, 2008.


  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 investment

    - 5% annual return

    - redemption at the end of each period

    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE



SHORT U.S.                      1        3         5         10
GOVERNMENT FUND               YEAR     YEARS     YEARS     YEARS


INSTITUTIONAL SHARES           $65      $237      $424      $964

-----------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES          INTERMEDIATE U.S. GOVERNMENT FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks current income consistent with the preservation of capital.

PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities
                      ("U.S. Government Securities"), some of which may be subject to repurchase agreements, or in "high grade" (rated at the time of purchase in one of the three highest rating
                      categories by an NRSRO or are determined by the portfolio
                      manager to be of comparable quality) collateralized mortgage obligations ("CMOs"). The Fund may also invest in short-term obligations, commercial bonds and the shares of other
                      investment companies. The duration range of the Fund will be from 3.0 to 7.0 years.

                      In managing the portfolio, the portfolio manager uses a "top down" investment management approach focusing on allocation among sectors, interest rate risk, credit risk, and individual securities selection. The portfolio manager sets and continually adjusts a target for the interest rate sensitivity of the Fund's holdings based upon expectations about interest rates and other economic factors. The portfolio manager then selects individual securities consistent with the target by looking for the best relative values within particular sectors.

                      The Fund may also invest in certain other debt securities in addition to those described above. For a more complete
                      description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.


PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                      INCOME RISK: The possibility that the Fund's income will
                      decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                      PREPAYMENT/CALL RISK: If a significant number of the
                      mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer
                      will "call" -- or repay -- higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in
                      bonds that pay lower interest rates. Rapid changes in
                      prepayment and call rates can cause bond prices and yields to be volatile.

                      ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e.
                      interest rate sensitivity) and potentially reduce the value of these securities.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt securities such as bonds. The lower a security's rating the greater its credit risk.

                      U.S. GOVERNMENT AGENCY SECURITIES: The Fund invests in
                      securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Ginnie Mae securities).
                      Although U.S. government securities issued directly by the
                      U.S. government are guaranteed by the U.S. Treasury, other
                      U.S. government securities issued by an agency or
                      instrumentality of the U.S. government may not be. No
                      assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES          INTERMEDIATE U.S. GOVERNMENT FUND


  The chart and table on this page show how the Intermediate U.S. Government Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers U.S. Government/Mortgage Bond Index, an unmanaged index of U.S. Treasury, government agency and mortgage-backed securities. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR INSTITUTIONAL SHARES(1)

          (in percents)





1997                         6.59
98                           9.58
99                          -2.28
2000                        12.17
01                           6.41
02                          10.75
03                           2.17
04                           2.35
05                           1.89
06                           4.32



The performance information shown above is based on a calendar year.

          Best quarter:                                       6.01%    9/30/98
          Worst quarter:                                     -2.45%    6/30/04



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)





                                      1 YEAR  5 YEARS  10 YEARS  SINCE INCEPTION

                                    ---------------------------------------------

 INSTITUTIONAL SHARES(2)                                             (10/9/92)
                                    ---------------------------------------------
    RETURN BEFORE TAXES                4.32%   4.24%     5.50%          5.61%
                                    ---------------------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS                2.68%   2.60%     3.51%          3.45%
                                    ---------------------------------------------
    RETURN AFTER TAXES ON
    DISTRIBUTIONS AND SALE OF FUND
    SHARES                             2.78%   2.68%     3.50%          3.46%
---------------------------------------------------------------------------------
 LEHMAN BROTHERS U.S.
 GOVERNMENT/MORTGAGE BOND INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                   4.33%   4.73%     6.09%          6.18%(3)
---------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 9/30/92.

RISK/RETURN SUMMARY AND FUND EXPENSES          INTERMEDIATE U.S. GOVERNMENT FUND



  As an investor in the Intermediate U.S. Government Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES                 INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                       SHARES
Maximum Sales Charge (load) on Purchases               None
---------------------------------------------------------------
Maximum Deferred Sales Charge (load)                   None
---------------------------------------------------------------
Redemption Fee(2)                                      None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)                     INSTITUTIONAL
                                                     SHARES
Management Fee(3)                                     0.60%
---------------------------------------------------------------
Distribution and Service
(12b-1) Fee                                           0.00%
---------------------------------------------------------------
Other Expenses                                        0.19%
---------------------------------------------------------------
Total Fund Operating Expenses                         0.79%
---------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(3)             -0.12%
---------------------------------------------------------------
Net Fund Operating Expenses(3)                        0.67%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.48% for the period from February 1, 2007 through January 31, 2008.


  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 investment

    - 5% annual return

    - redemption at the end of each period

    - no changes in the Fund's operating expense except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE



INTERMEDIATE
U.S. GOVERNMENT                 1        3         5         10
FUND                          YEAR     YEARS     YEARS     YEARS


INSTITUTIONAL SHARES           $68      $240      $427      $967

-----------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                     TOTAL RETURN BOND FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks a high level of current income and a competitive total return.


PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in a diversified portfolio of bonds, including: securities issued or guaranteed by the U.S.
                      government, its agencies or instrumentalities, corporate
                      bonds, asset-backed securities, mortgage-backed securities, including commercial mortgage-backed securities, and
                      convertible securities. The Fund will invest the portion of its assets invested in corporate bonds primarily in
                      investment grade corporate bonds. The Fund may invest up to
                      25% of its total assets in bonds that are below investment grade, which are commonly referred to as "high yield" or
                      "junk" bonds, and/or foreign and emerging market bonds.

                      In managing the portfolio, the portfolio manager uses a "top down" investment management approach focusing on interest
                      rate risk, allocation among sectors, credit risk, and
                      individual securities selection. The portfolio manager
                      employs a proprietary regression model which provides an
                      indication of the trend in interest rates, either rising or falling, over a three month forward looking horizon enabling the firm to position its portfolios relative to the benchmark in terms of duration. For yield curve management, in addition to the trend in interest rates, other factors such as future inflation expectations, supply factors, and forward curve
                      analysis are considered. Sector weightings are driven by a combination of the firm's macro view on interest rates and volatility as well as relative spread analysis. Utilizing
                      fundamental analysis the portfolio manager then selects
                      individual securities consistent with the target by looking for the best relative values within particular sectors. The analysis incudes an attempt to understand the structure and embedded features of potential securities. Features that are analyzed include puts, calls, sinking fund requirements,
                      prepayment and extension risk, and individual company
                      financial data for potential corporate holdings. Scenario
                      analysis is the primary tool employed for these assessments.

                      The Fund may also invest in certain other debt securities and certain derivatives in addition to those investments
                      described above. For a more complete description of the
                      various securities in which the Fund may invest, please see
                      Additional Investment Strategies and Risks on page 83 or
                      consult the SAI.


RISK/RETURN SUMMARY AND FUND EXPENSES                     TOTAL RETURN BOND FUND




PRINCIPAL INVESTMENT  INTEREST RATE RISK: The possibility that the value of the
RISKS Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt securities such as bonds. The lower a security's rating, the greater its credit risk.

                      INCOME RISK: The possibility that the Fund's income will
                      decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                      PREPAYMENT/CALL RISK: If a significant number of the
                      mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer
                      will "call" -- or repay -- higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in
                      bonds that pay lower interest rates. Rapid changes in
                      prepayment and call rates can cause bond prices and yields to be volatile.

                      ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e.
                      interest rate sensitivity) and potentially reduce the value of these securities.

                      HIGH-YIELD/HIGH-RISK DEBT SECURITIES: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities.

                      FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities.
                      Foreign securities may be adversely affected by myriad
                      factors, including currency fluctuations and social, economic or political instability. These risks are particularly
                      pronounced for emerging markets.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 83 or consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES                     TOTAL RETURN BOND FUND


  This chart and table on this page show how the Total Return Bond Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance to that of the Lehman Brothers Aggregate Index, an index that covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR INSTITUTIONAL SHARES(1)

          (in percents)





2000                        10.50
01                           7.23
02                           7.88
03                           7.01
04                           4.01
05                           1.79
06                           4.31



The performance information shown above is based on a calendar year.

          Best quarter:                                  4.67%         9/30/02
          Worst quarter:                                -3.22%         6/30/04



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)





                                       1 YEAR  5 YEARS  SINCE INCEPTION

                                     -----------------------------------

 INSTITUTIONAL SHARES(2)                                    (12/2/99)
                                     -----------------------------------
    RETURN BEFORE TAXES                 4.31%    4.98%         5.89%
                                     -----------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS                 2.61%    3.17%         3.80%
                                     -----------------------------------
    RETURN AFTER TAXES ON
    DISTRIBUTIONS AND SALE OF FUNDS
    SHARES                              2.77%    3.19%         3.78%
------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                    4.33%    5.06%         6.30%(3)
------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 11/30/99.

RISK/RETURN SUMMARY AND FUND EXPENSES                     TOTAL RETURN BOND FUND



  As an investor in the Total Return Bond Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES                 INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                       SHARES
Maximum Sales Charge (load)
on Purchases                                           None
---------------------------------------------------------------
Maximum Deferred Sales Charge (load)                   None
---------------------------------------------------------------
Redemption Fee(2)                                      None

ANNUAL FUND OPERATING EXPENSES                   INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)                         SHARES
Management Fee(3)                                     0.60%
---------------------------------------------------------------
Distribution and Service
(12b-1) Fee                                           0.00%
---------------------------------------------------------------
Other Expenses                                        0.19%
---------------------------------------------------------------
Total Fund Operating Expenses                         0.79%
---------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(3)             -0.12%
---------------------------------------------------------------
Net Fund Operating Expenses(3)                        0.67%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.48% for the period from February 1, 2007 through January 31, 2008.

(4) Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund.


  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 Investment

    - 5% Annual Return

    - redemption at the end of each period

    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE



                                1        3         5         10
TOTAL RETURN BOND FUND        YEAR     YEARS     YEARS     YEARS


INSTITUTIONAL SHARES           $68      $240      $427      $967

-----------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES        KENTUCKY INTERMEDIATE TAX-FREE FUND



                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks current income exempt from federal and
                      Kentucky income taxes consistent with preservation of capital.

PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in municipal securities of the
                      Commonwealth of Kentucky and its political subdivisions, that provide income exempt from both federal personal income tax and Kentucky personal income tax. The Fund invests in
                      Kentucky municipal securities only if they are "investment grade" (rated at the time of purchase in one of the four
                      highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.

                      In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on
                      interest rates and credit quality. The portfolio manager
                      sets, and continually adjusts, a target for the interest rate sensitivity of the Fund's portfolio based on expectations
                      about interest rate movements. The portfolio manager then
                      selects securities consistent with this target based on their individual characteristics.

                      The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see
                      Additional Investment Strategies and Risks on page 83 or consult the SAI.


PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.


                      STATE-SPECIFIC RISK: By concentrating its investments in
                      securities issued by Kentucky and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in Kentucky than funds that are more geographically
                      diversified.


                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt
                      securities, such as bonds. The lower a security's rating, the greater its credit risk.


                      NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's
                      portfolio may be more sensitive to changes in the market
                      value of a single issuer or industry.


                      CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.


                      ESTIMATED MATURITY RISK: The possibility that an underlying obligor will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.


                      INCOME RISK: The possibility that the Fund's income will
                      decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.


                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                      Additional Investment Strategies and Risks on page 83 or consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES        KENTUCKY INTERMEDIATE TAX-FREE FUND



  The chart and table on this page show how the Kentucky Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR INSTITUTIONAL SHARES(1)

          (in percents)





2004                        2.34
2005                        1.38
2006                        4.25



The performance information shown above is based on a calendar year.

          Best quarter:                                       3.51%    9/30/06
          Worst quarter:                                     -2.17%    6/30/04



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)






                                       1 YEAR  SINCE INCEPTION

                                     --------------------------

 INSTITUTIONAL SHARES(2)                           (2/24/03)
                                     --------------------------
    RETURN BEFORE TAXES                 4.25%         3.21%
                                     --------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS                 4.25%         3.21%
                                     --------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS AND SALE OF
          FUNDS SHARES                  3.96%         3.17%
---------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL
 BOND INDEX
 (reflects no deductions for fees,
 expenses or taxes)                     3.98%         3.40%(3)
---------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 2/28/03.

RISK/RETURN SUMMARY AND FUND EXPENSES        KENTUCKY INTERMEDIATE TAX-FREE FUND




  As an investor in the Kentucky Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES                 INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                       SHARES
Maximum Sales Charge (load)
on Purchases                                           None
---------------------------------------------------------------
Maximum Deferred Sales Charge (load)                   None
---------------------------------------------------------------
Redemption Fee(2)                                      None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)                     INSTITUTIONAL
                                                     SHARES
Management Fee(3)                                     0.60%
---------------------------------------------------------------
Distribution and Service  (12b-1) Fee                 0.00%
---------------------------------------------------------------
Other Expenses                                        0.27%
---------------------------------------------------------------
Total Fund Operating Expenses                         0.87%
---------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(3)             -0.20%
---------------------------------------------------------------
Net Fund Operating Expenses(3)                        0.67%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.40% for the period from February 1, 2007 through January 31, 2008.


  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 investment

    - 5% annual return

    - redemption at the end of each period

    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE



KENTUCKY INTERMEDIATE           1        3         5         10
TAX-FREE FUND                 YEAR     YEARS     YEARS      YEARS


INSTITUTIONAL SHARES           $68      $258      $463     $1,054

------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES        MARYLAND INTERMEDIATE TAX-FREE FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks current income exempt from federal and
                      Maryland income taxes consistent with preservation of capital.


PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in municipal securities of the State of
                      Maryland and its political subdivisions, that provide income exempt from both federal personal income tax and Maryland
                      personal income tax. The Fund invests in Maryland municipal securities only if they are "investment grade" (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average
                      duration of 3.5 to 8 years.

                      In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on
                      interest rates and credit quality. The portfolio manager
                      sets, and continually adjusts, a target for the interest rate sensitivity of the Fund's portfolio based on expectations
                      about interest rate movements. The portfolio manager then
                      selects securities consistent with this target based on their individual characteristics.

                      The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see
                      Additional Investment Strategies and Risks on page 83 or consult the SAI.


PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                      STATE-SPECIFIC RISK: By concentrating its investments in
                      securities issued by Maryland and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in Maryland than funds that are more geographically
                      diversified.
                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt
                      securities, such as bonds. The lower a security's rating, the greater its credit risk.
                      NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's
                      portfolio may be more sensitive to changes in the market
                      value of a single issuer or industry.
                      CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

                      ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e.
                      interest rate sensitivity) and potentially reduce the value of these securities.

                      INCOME RISK: The possibility that the Fund's income will
                      decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.
                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                      Additional Investment Strategies and Risks on page 83 or
                      consult the SAI.


RISK/RETURN SUMMARY AND FUND EXPENSES        MARYLAND INTERMEDIATE TAX-FREE FUND


  The chart and table on this page show how the Maryland Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR INSTITUTIONAL SHARES(1)

          (in percents)





2004                        2.39
2005                        1.62
2006                        4.34



The performance information shown above is based on a calendar year.

          Best quarter:                                       3.59%    9/30/06
          Worst quarter:                                     -2.34%    6/30/04



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)





                                       1 YEAR  SINCE INCEPTION

                                     --------------------------

 INSTITUTIONAL SHARES(2)                          (2/24/03)
                                     --------------------------
    RETURN BEFORE TAXES                 4.34%         3.14%
                                     --------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS                 4.34%         3.14%
                                     --------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS AND SALE OF
          FUNDS SHARES                  3.95%         3.08%
---------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL
 BOND INDEX
 (reflects no deductions for fees,
 expenses or taxes)                     3.98%         3.40%(3)
---------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 2/28/03.

RISK/RETURN SUMMARY AND FUND EXPENSES        MARYLAND INTERMEDIATE TAX-FREE FUND



  As an investor in the Maryland Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES                 INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                       SHARES
Maximum Sales Charge (load) on Purchases               None
---------------------------------------------------------------
Maximum Deferred Sales Charge (load)                   None
---------------------------------------------------------------
Redemption Fee(2)                                      None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)                     INSTITUTIONAL
                                                     SHARES
Management Fee(3)                                     0.60%
---------------------------------------------------------------
Distribution and Service (12b-1) Fee                  0.00%
---------------------------------------------------------------
Other Expenses                                        0.30%
---------------------------------------------------------------
Acquired Fund Fees and Expenses(4)                    0.01%
---------------------------------------------------------------
Total Fund Operating Expenses                         0.91%
---------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(3)             -0.30%
---------------------------------------------------------------
Net Fund Operating Expenses(3)                        0.61%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.30% for the period from February 1, 2007 through January 31, 2008.

(4) Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund's Financial Highlights since the Financial Highlights reflect actual operation expenses of the Fund and do not include Acquired Fund Fees and Expenses.


  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 investment

    - 5% annual return

    - redemption at the end of each period

    - no changes in the fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE



MARYLAND INTERMEDIATE           1        3         5         10
TAX-FREE FUND                 YEAR     YEARS     YEARS      YEARS


INSTITUTIONAL SHARES           $62      $260      $475     $1,092

------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES  NORTH CAROLINA INTERMEDIATE TAX-FREE FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks current income exempt from federal and North
                      Carolina income taxes consistent with preservation of capital.


PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in municipal securities of the State of
                      North Carolina and its political subdivisions that provide income exempt from both Federal personal income tax and North
                      Carolina personal income tax. The Fund invests in North
                      Carolina municipal securities only if they are "investment grade" (rated at the time of purchase in one of the four
                      highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.

                      In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on
                      interest rates and credit quality. The portfolio manager
                      sets, and continually adjusts, a target for the interest rate sensitivity of the Fund's portfolio based on expectations
                      about interest rate movements. The portfolio manager then
                      selects securities consistent with this target based on their individual characteristics.

                      The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see
                      Additional Investment Strategies and Risks on page 83 or consult the SAI.


PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                      STATE-SPECIFIC RISK: By concentrating its investments in securities issued by North Carolina and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in North Carolina than funds that are more geographically diversified.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt
                      securities, such as bonds. The lower a security's rating, the greater its credit risk.

                      NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's
                      portfolio may be more sensitive to changes in the market
                      value of a single issuer or industry.

                      CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

                      ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e.
                      interest rate sensitivity) and potentially reduce the value of these securities.

                      INCOME RISK: The possibility that the Fund's income will
                      decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                      Additional Investment Strategies and Risks on page 83 or consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES  NORTH CAROLINA INTERMEDIATE TAX-FREE FUND


  The chart and table on this page show how the North Carolina Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR INSTITUTIONAL SHARES(1)

          (in percents)





1997                         6.52
98                           5.25
99                          -2.06
2000                         9.43
01                           4.80
02                           9.07
03                           3.30
04                           2.28
05                           1.66
06                           4.26



The performance information shown above is based on a calendar year.

          Best quarter:                                       4.07%    6/30/02
          Worst quarter:                                     -2.31%    6/30/04



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)





                                       1 YEAR  5 YEARS  10 YEARS  SINCE INCEPTION

                                     ---------------------------------------------

 INSTITUTIONAL SHARES(2)                                             (10/16/92)
                                     ---------------------------------------------
    RETURN BEFORE TAXES                 4.26%    4.08%    4.40%            4.34%
                                     ---------------------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS                 4.24%    4.01%    4.33%            4.29%
                                     ---------------------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS AND SALE OF
          FUND SHARES                   4.10%    3.99%    4.30%            4.26%
----------------------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL
 BOND INDEX
 (reflects no deductions for fees,
 expenses or taxes)                     3.98%    4.89%    5.22%            5.65%(3)
----------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 10/31/92.

RISK/RETURN SUMMARY AND FUND EXPENSES  NORTH CAROLINA INTERMEDIATE TAX-FREE FUND



  As an investor in the North Carolina Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES                 INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                       SHARES
Maximum Sales Charge (load) on Purchases               None
---------------------------------------------------------------
Maximum Deferred Sales Charge (load)                   None
---------------------------------------------------------------
Redemption Fee(2)                                      None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)                     INSTITUTIONAL
                                                     SHARES
Management Fee(3)                                     0.60%
---------------------------------------------------------------
Distribution and Service (12b-1) Fee                  0.00%
---------------------------------------------------------------
Other Expenses                                        0.20%
---------------------------------------------------------------
Total Fund Operating Expenses                         0.80%
---------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(3)             -0.15%
---------------------------------------------------------------
Net Fund Operating Expenses(3)                        0.65%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.45% for the period from February 1, 2007 through January 31, 2008.



  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 investment

    - 5% annual return

    - redemption at the end of each period

    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE



NORTH CAROLINA
INTERMEDIATE                    1        3         5         10
TAX-FREE FUND                 YEAR     YEARS     YEARS     YEARS


INSTITUTIONAL SHARES           $66      $240      $429      $976

-----------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES  SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks current income exempt from federal and South
                      Carolina income taxes consistent with preservation of capital.


PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in municipal securities of the State of
                      South Carolina and its political subdivisions that provide income exempt from both Federal personal income tax and South
                      Carolina personal income tax. The Fund invests in South
                      Carolina municipal securities only if they are "investment grade" (rated at the time of purchase in one of the four
                      highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.

                      In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on
                      interest rates and credit quality. The portfolio manager
                      sets, and continually adjusts, a target for the interest rate sensitivity of the Fund's portfolio based on expectations
                      about interest rate movements. The portfolio manager then
                      selects securities consistent with this target based on their individual characteristics.

                      The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see
                      Additional Investment Strategies and Risks on page 83 or consult the SAI.


PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                      STATE-SPECIFIC RISK: By concentrating its investments in securities issued by South Carolina and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in South Carolina than funds that are more geographically diversified.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt
                      securities, such as bonds. The lower a security's rating, the greater its credit risk.

                      NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's
                      portfolio may be more sensitive to changes in the market
                      value of a single issuer or industry.

                      CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

                      ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e.
                      interest rate sensitivity) and potentially reduce the value of these securities.

                      INCOME RISK: The possibility that the Fund's income will
                      decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                      Additional Investment Strategies and Risks on page 83 or consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES  SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND


  The chart and table on this page show how the South Carolina Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR INSTITUTIONAL SHARES(1)

          (in percents)





1998                         5.46
99                          -2.62
2000                         9.51
01                           4.84
02                           9.28
03                           3.82
04                           2.71
05                           1.49
06                           3.67



The performance information shown above is based on a calendar year.

          Best quarter:                                       4.12%    6/30/02
          Worst quarter:                                     -2.40%    6/30/99



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)





                                       1 YEAR  5 YEARS  SINCE INCEPTION

                                     -----------------------------------

 INSTITUTIONAL SHARES(2)                                   (10/20/97)
                                     -----------------------------------
    RETURN BEFORE TAXES                 3.67%    4.16%          4.41%
                                     -----------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS                 3.65%    4.07%          4.33%
                                     -----------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS AND SALE OF
          FUND SHARES                   3.71%    4.08%          4.30%
------------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL
 BOND INDEX
 (reflects no deductions for fees,
 expenses or taxes)                     3.98%    4.89%          5.04%(3)
------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 10/31/97.

RISK/RETURN SUMMARY AND FUND EXPENSES  SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND



  As an investor in the South Carolina Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES                 INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                       SHARES
Maximum Sales Charge (load) on Purchases               None
---------------------------------------------------------------
Maximum Deferred Sales Charge (load)                   None
---------------------------------------------------------------
Redemption Fee(2)                                      None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)                     INSTITUTIONAL
                                                     SHARES
Management Fee(3)                                     0.60%
---------------------------------------------------------------
Distribution and Service
(12b-1) Fee                                           0.00%
---------------------------------------------------------------
Other Expenses                                        0.26%
---------------------------------------------------------------
Total Fund Operating Expenses                         0.86%
---------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(3)             -0.15%
---------------------------------------------------------------
Net Fund Operating Expenses(3)                        0.71%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.45% for the period from February 1, 2007 through January 31, 2008.


  Use the table at right to compare fees and expenses with those of other funds. It Illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 investment

    - 5% annual return

    - redemption at the end of each period

    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE



SOUTH CAROLINA
INTERMEDIATE                    1        3         5         10
TAX-FREE FUND                 YEAR     YEARS     YEARS      YEARS


INSTITUTIONAL SHARES           $73      $259      $462     $1,047

------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES        VIRGINIA INTERMEDIATE TAX-FREE FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks current income exempt from federal and
                      Virginia income taxes consistent with preservation of capital.


PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in municipal securities of the
                      Commonwealth of Virginia and its political subdivisions that provide income exempt from both Federal personal income tax and Virginia personal income tax. The Fund invests in
                      Virginia municipal securities only if they are "investment grade" (rated at the time of purchase in one of the four
                      highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain on average duration of 3.5 to 8 years.

                      In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on
                      interest rates and credit quality. The portfolio manager
                      sets, and continually adjusts, a target for the interest rate sensitivity of the Fund's portfolio based on expectations
                      about interest rate movements. The portfolio manager then
                      selects securities consistent with this target based on their individual characteristics.

                      The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see
                      Additional Investment Strategies and Risks on page 83 or consult the SAI.


PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                      STATE-SPECIFIC RISK: By concentrating its investments in
                      securities issued by Virginia and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in Virginia than funds that are more geographically
                      diversified.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt
                      securities, such as bonds. The lower a security's rating, the greater its credit risk.

                      NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's
                      portfolio may be more sensitive to changes in the market
                      value of a single issuer or industry.

                      CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

                      ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e.
                      interest rate sensitivity) and potentially reduce the value of these securities.

                      INCOME RISK: The possibility that the Fund's income will
                      decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                      Additional Investment Strategies and Risks on page 83 or consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES        VIRGINIA INTERMEDIATE TAX-FREE FUND


  The chart and table on this page show how the Virginia Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR INSTITUTIONAL SHARES(1)

          (in percents)





2000                        9.88
01                          4.63
02                          9.02
03                          3.53
04                          2.26
05                          1.53
06                          3.78



The performance information shown above is based on a calendar year.

          Best quarter:                                       3.88%    9/30/02
          Worst quarter:                                     -2.03%    6/30/04



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)






                                       1 YEAR  5 YEARS  SINCE INCEPTION

                                     -----------------------------------

 INSTITUTIONAL SHARES(2)                                   (5/17/99)
                                     -----------------------------------
    RETURN BEFORE TAXES                 3.78%    3.99%         4.19%
                                     -----------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS                 3.75%    3.91%         4.14%
                                     -----------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS AND SALE OF
          FUND SHARES                   3.84%    3.92%         4.13%
------------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL
 BOND INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                    3.98%    4.89%         4.98%(3)
------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 5/31/99.

RISK/RETURN SUMMARY AND FUND EXPENSES        VIRGINIA INTERMEDIATE TAX-FREE FUND



  As an investor in the Virginia Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES                 INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                       SHARES
Maximum Sales Charge (load) on Purchases               None
---------------------------------------------------------------
Maximum Deferred Sales Charge (load)                   None
---------------------------------------------------------------
Redemption Fee(2)                                      None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)                     INSTITUTIONAL
                                                     SHARES
Management Fee(3)                                     0.60%
---------------------------------------------------------------
Distribution and Service
(12b-1) Fee                                           0.00%
---------------------------------------------------------------
Other Expenses                                        0.20%
---------------------------------------------------------------
Total Fund Operating Expenses                         0.80%
---------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(3)             -0.15%
---------------------------------------------------------------
Net Fund Operating Expenses(3)                        0.65%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.45% for the period from February 1, 2007 through January 31, 2008.


  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 Investment

    - 5% Annual Return

    - redemption at the end of each period

    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE



VIRGINIA INTERMEDIATE           1        3         5         10
TAX-FREE FUND                 YEAR     YEARS     YEARS     YEARS


INSTITUTIONAL SHARES           $66      $240      $429      $976

-----------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES   WEST VIRGINIA INTERMEDIATE TAX-FREE FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks current income exempt from federal and West
                      Virginia income taxes consistent with preservation of capital.

PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in municipal securities of West
                      Virginia and its political subdivisions that provide income exempt from both federal personal income tax and West
                      Virginia personal income tax. The Fund invests in West
                      Virginia municipal securities only if they are "investment grade" (rated at the time of purchase in one of the four
                      highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.

                      In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on
                      interest rates and credit quality. The portfolio manager
                      sets, and continually adjusts, a target for the interest rate sensitivity of the Fund's portfolio based on expectations
                      about interest rate movements. The portfolio manager then
                      selects securities consistent with this target based on their individual characteristics.

                      The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see
                      Additional Investment Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                      STATE-SPECIFIC RISK: By concentrating its investments in securities issued by West Virginia and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in West Virginia than funds that are more geographically diversified.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt
                      securities, such as bonds. The lower a security's rating, the greater its credit risk.

                      NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's
                      portfolio may be more sensitive to changes in the market
                      value of a single issuer or industry.

                      CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

                      ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e.
                      interest rate sensitivity) and potentially reduce the value of these securities.

                      INCOME RISK: The possibility that the Fund's income will
                      decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                      Additional Investment Strategies and Risks on page 83 or consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES   WEST VIRGINIA INTERMEDIATE TAX-FREE FUND


  The chart and table on this page show how the West Virginia Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR INSTITUTIONAL SHARES(1, 2)

          (in percents)





1997                         8.93
98                           5.35
99                          -3.27
2000                        11.62
01                           4.03
02                           9.14
03                           4.13
04                           2.55
05                           2.22
06                           4.52



The performance information shown above is based on a calendar year.

          Best quarter:                                     4.77%     12/31/00
          Worst quarter:                                   -1.98%      6/30/04



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1, 2)






                                       1 YEAR  5 YEARS  10 YEARS  SINCE INCEPTION
                                     ---------------------------------------------


 INSTITUTIONAL SHARES(3)                                             (12/1/93)
                                     ---------------------------------------------
    RETURN BEFORE TAXES                 4.52%    4.49%    4.85%           4.87%
                                     ---------------------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS                 4.47%    4.30%    4.67%           4.73%
                                     ---------------------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS AND SALE OF
          FUND SHARES                   4.43%    4.32%    4.70%           4.75%
----------------------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL
 BOND INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                    3.98%    4.89%    5.22%           5.29%(4)
----------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30 day yield, call 1-800-228-1872.

(2) Performance data includes the performance of the OVB West Virginia Tax-Exempt Income Portfolio for the period prior to its consolidation with the BB&T West Virginia Intermediate Tax-Free Fund on July 23, 2001.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) Since 11/30/93.

RISK/RETURN SUMMARY AND FUND EXPENSES   WEST VIRGINIA INTERMEDIATE TAX-FREE FUND



  As an investor in the West Virginia Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES





SHAREHOLDER TRANSACTION EXPENSES                 INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                       SHARES

Maximum Sales Charge (load) on Purchases              None
---------------------------------------------------------------
Maximum Deferred Sales Charge (load)                  None
---------------------------------------------------------------
Redemption Fee(2)                                     None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)                     INSTITUTIONAL
                                                     SHARES

Management Fee                                       0.45%
---------------------------------------------------------------
Distribution and Service
(12b-1) Fee                                          0.00%
---------------------------------------------------------------
Other Expenses                                       0.20%
---------------------------------------------------------------
Total Fund Operating Expenses                        0.65%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


  Use the table at right to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 investment

    - 5% annual return

    - redemption at the end of each period

    - no changes in the Fund's operating expenses


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE



WEST VIRGINIA
INTERMEDIATE TAX-FREE           1        3         5         10
FUND                          YEAR     YEARS     YEARS     YEARS


INSTITUTIONAL SHARES           $66      $208      $362      $810

-----------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                                   OVERVIEW


                       MONEY MARKET FUNDS



                      These Funds seek current income with liquidity and stability of principal by investing primarily in short-term debt securities. The Funds seek to maintain a stable price of $1.00 per share.

WHO MAY WANT TO       Consider investing in these Funds if you are:
INVEST
                        - seeking preservation of capital

                        - investing short-term reserves

                        - willing to accept lower potential returns in exchange for a higher degree of safety

                      These Funds may not be appropriate if you are:

                        - seeking high total return

                        - pursuing a long-term goal or investing for retirement

RISK/RETURN SUMMARY AND FUND EXPENSES        NATIONAL TAX-FREE MONEY MARKET FUND


                       RISK/RETURN SUMMARY




INVESTMENT OBJECTIVE  The Fund seeks to provide dividend income exempt from federal regular income tax consistent with stability of principal.

PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in a portfolio of short-term, high-
                      quality, tax-exempt securities. Issuers include states and political subdivisions, industrial and economic development authorities, school and college authorities, housing
                      authorities, healthcare facility authorities, municipal
                      utilities, transportation authorities and other public
                      agencies. The Fund will invest its assets so that, normally, distributions of annual interest income are exempt from
                      federal regular income tax.

                      The Fund will maintain a dollar-weighted average maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.

                      For a more complete description of the securities in which the Fund may invest, please see Additional Investment
                      Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt
                      securities, such as bonds. The lower a security's rating, the greater its credit risk.

                      TAX RISK: The risk that the issuer of the securities will fail to comply with certain requirements of the Internal
                      Revenue Code, which would cause adverse tax consequences.

                      For more information about these risks, please see Additional
                      Investment Strategies and Risks on page 83 or consult the
                      SAI.

                      AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION
                      OF BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, THEIR
                      AFFILIATES, OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED
                      BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                      GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE
                      VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO
                      LOSE MONEY BY INVESTING IN THE FUND.

RISK/RETURN SUMMARY AND FUND EXPENSES        NATIONAL TAX-FREE MONEY MARKET FUND


  This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund has recently commenced operations and does not yet have a full calendar year of operations, the bar chart and table are not shown.

RISK/RETURN SUMMARY AND FUND EXPENSES        NATIONAL TAX-FREE MONEY MARKET FUND



  As an investor in the National Tax-Free Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES





SHAREHOLDER TRANSACTION EXPENSES                 INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                       SHARES
Maximum Sales Charge (load) on Purchases               None
---------------------------------------------------------------
Maximum Deferred Sales Charge (load)                   None
---------------------------------------------------------------
Redemption Fee(2)                                      None

ANNUAL FUND OPERATING EXPENSES(3)                INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)                         SHARES
Management Fee(3)                                     0.25%
---------------------------------------------------------------
Distribution and Service
(12b-1) Fee                                           0.00%
---------------------------------------------------------------
Other Expenses(4)                                     0.20%
---------------------------------------------------------------
Total Annual Fund Operating Expenses                  0.45%
---------------------------------------------------------------
  Fee Waiver or Expense/Reimbursement(3)             -0.05%
---------------------------------------------------------------
Total Fund Operating Expenses(3)                      0.40%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Fund.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.20% for the period from February 1, 2007 through January 31, 2008.

(4) Other expenses are based on estimated amounts for the current fiscal year.


Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
  - $10,000 investment
  - 5% annual return
  - redemption at the end of each period
  - no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE



NATIONAL TAX-FREE             1       3
MONEY MARKET FUND           YEAR    YEARS


INSTITUTIONAL SHARES         $41     $139
------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                    PRIME MONEY MARKET FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and
                      stability of principal.

PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests only in U.S. dollar-
STRATEGIES            denominated, "high-quality" short-term debt securities,
                      including the following:

                      - Obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

                      - "High quality" commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other
                        issuers including corporate debt securities that the issuer or a third party, such as a dealer or bank, must repay upon demand;

                      - Asset-backed securities;

                      - Securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or
                        instrumentalities and related custodial receipts;

                      - Securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;

                      - Funding agreements issued by highly-rated U.S. insurance companies;

                      - Securities issued or guaranteed by state or local government bodies; and

                      - Repurchase agreements relating to the above instruments.

                      "High-quality" debt securities are those obligations which, at the time of purchase, (i) possess one of the two highest
                      short-term ratings from at least two NRSROs (for example,
                      commercial paper rated "A-1" or "A-2" by Standard & Poor's
                      Corporation and "P-1" or "P-2" by Moody's Investors Service,
                      Inc.); or (ii) are single rated and have received one of the two highest short-term ratings by an NRSRO; or (iii) if
                      unrated, are determined by the Sub-Adviser to be of comparable quality.

                      When selecting securities for the Fund's portfolio, the
                      portfolio manager first considers safety of principal and the quality of an investment. The portfolio manager then focuses on generating a high level of income. The portfolio manager generally evaluates investments based on interest rate
                      sensitivity selecting those securities whose maturities fit the Fund's interest rate sensitivity target and which the
                      portfolio manager believes to be the best relative values.

                      The Fund will maintain an average weighted portfolio maturity of 90 days or less and will limit the maturity of each
                      security in its portfolio to 397 days or less.

                      For a more complete description of the securities in which the
                      Fund may invest, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risk:

                      INTEREST RATE RISK: The possibility that the value of the
                      Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates. Interest rate risk is generally high for longer-term debt securities and low for shorter-term debt
                      securities.

                      CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds. The lower a security's rating, the greater its credit risk.

                      PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during
                      periods of declining interest rates, a bond issuer will
                      "call" -- or repay -- higher-yielding bonds before their
                      stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in
                      bonds that pay lower interest rates. Rapid changes in
                      prepayment and call rates can cause bond prices and yields to be volatile.

                      FOREIGN INVESTMENT RISK: Foreign securities make risks not typically associated with investing in U.S. securities.
                      Foreign securities may be adversely affected by various
                      factors, including currency fluctuations and social, economic or political instability.

                      For more information about this risk, please see Additional
                      Investment Strategies and Risks on page 83.

                      AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF
                      BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, THEIR
                      AFFILIATES, OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED
                      BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                      GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE
                      VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO
                      LOSE MONEY BY INVESTING IN THE FUND.

RISK/RETURN SUMMARY AND FUND EXPENSES                    PRIME MONEY MARKET FUND


  The chart and table on this page show how the Prime Money Market Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it shows the Fund's performance over time. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR INSTITUTIONAL SHARES(1)

          (in percents)





1998                        5.14
99                          4.75
2000                        6.00
01                          3.80
02                          1.38
03                          0.72
04                          0.93
05                          2.89
06                          4.72



The performance information shown above is based on a calendar year.

          Best quarter:                                     1.56%     12/31/00
          Worst quarter:                                    0.15%      6/30/04



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)






                                                        SINCE INCEPTION
                                       1 YEAR  5 YEARS     (10/1/97)

                                     -----------------------------------

    INSTITUTIONAL SHARES                4.72%   2.12%        3.40%
------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

As of December 31, 2006, the Fund's 7-day yield for Institutional Shares was 4.93%. Without fee waivers and expense reimbursements, the Fund's yield would have been 4.82% for this time period. For current yield information on the Fund, call 1-800-228-1872. The Fund's yield appears in The Wall Street Journal each Thursday.

RISK/RETURN SUMMARY AND FUND EXPENSES                    PRIME MONEY MARKET FUND



  As an investor in the Prime Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES                 INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                       SHARES

Maximum Sales Charge (load) on Purchases               None
---------------------------------------------------------------
Maximum Deferred Sales Charge (load)                   None
---------------------------------------------------------------
Redemption Fee(2)                                      None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)                     INSTITUTIONAL
                                                     SHARES

Management Fee(3)                                     0.40%
---------------------------------------------------------------
Distribution and Service
(12b-1) Fee                                           0.00%
---------------------------------------------------------------
Other Expenses                                        0.19%
---------------------------------------------------------------
Total Fund Operating Expenses                         0.59%
---------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(3)             -0.12%
---------------------------------------------------------------
Net Fund Operating Expenses(3)                        0.47%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.28% for the period from February 1, 2007 through January 31, 2008.


  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 Investment

    - 5% Annual Return

    - redemption at the end of each period

    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE



                                1        3         5         10
PRIME MONEY MARKET FUND       YEAR     YEARS     YEARS     YEARS


INSTITUTIONAL SHARES           $48      $177      $317      $726

-----------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES            U.S. TREASURY MONEY MARKET FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks current income with liquidity and stability of principal by investing exclusively in short-term United
                      States dollar-denominated obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements.


PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests exclusively in short-
STRATEGIES            term U.S. dollar-denominated obligations issued by the U.S.
                      Treasury ("U.S. Treasury Securities"), and repurchase
                      agreements collateralized by U.S. Treasury Securities.
                      Obligations purchased by the Fund are limited to U.S. dollar-
                      denominated obligations which the Board of Trustees has
                      determined present minimal credit risks.

                      In managing the Fund, the portfolio manager focuses on generating a high level of income. The portfolio manager generally evaluates investments based on interest rate sensitivity, selecting those securities whose maturities fit the Fund's interest rate sensitivity target and which the portfolio manager believes to be the best relative values.
                      Generally, the portfolio manager buys and holds securities until their maturity.

                      The Fund will maintain an average weighted portfolio maturity of 90 days or less and will limit the maturity of each
                      security in its portfolio to 397 days or less.

                      For a more complete description of the securities in which the Fund may invest, please see Additional Investment
                      Strategies and Risks on page 83 or consult the SAI.


PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risk:

                      INTEREST RATE RISK: The possibility that the Fund's yield
                      will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an
                      increase in interest rates. Interest rate risk is generally high for longer-term debt securities and low for shorter-term debt securities.

                      For more information about this risk, please see Additional
                      Investment Strategies and Risks on page 83.

                      AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION
                      OF BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, THEIR
                      AFFILIATES, OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED
                      BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                      GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE
                      VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO
                      LOSE MONEY BY INVESTING IN THE FUND.

RISK/RETURN SUMMARY AND FUND EXPENSES            U.S. TREASURY MONEY MARKET FUND


  The chart and table on this page show how the U.S. Treasury Money Market Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it shows the Fund's performance over time. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR INSTITUTIONAL SHARES(1)

          (in percents)





1997                        4.79
98                          4.85
99                          4.41
2000                        5.66
01                          3.54
02                          1.19
03                          0.52
04                          0.79
05                          2.63
06                          4.52



The performance information shown above is based on a calendar year.

          Best quarter:                                      1.48%    12/31/00
          Worst quarter:                                     0.10%    12/31/03



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)






                                                                  SINCE INCEPTION
                                       1 YEAR  5 YEARS  10 YEARS     (10/5/92)

                                     ---------------------------------------------

    INSTITUTIONAL SHARES                4.52%   1.92%     3.27%        3.47%
----------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

    As of December 31, 2006, the Fund's 7-day yield for Institutional Shares was 4.61%. Without fee waivers and expense reimbursements, the Fund's yield would have been 4.47% for this time period. For current yield information on the Fund, call 1-800-228-1872. The Fund's yield appears in The Wall Street Journal each Thursday.

RISK/RETURN SUMMARY AND FUND EXPENSES            U.S. TREASURY MONEY MARKET FUND



  As an investor in the U.S. Treasury Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES                 INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                       SHARES

Maximum Sales Charge (load) on Purchases               None
---------------------------------------------------------------
Maximum Deferred Sales Charge (load)                   None
---------------------------------------------------------------
Redemption Fee(2)                                      None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)                     INSTITUTIONAL
                                                     SHARES

Management Fee(3)                                     0.40%
---------------------------------------------------------------
Distribution and Service
(12b-1) Fee                                           0.00%
---------------------------------------------------------------
Other Expenses                                        0.19%
---------------------------------------------------------------
Total Fund Operating Expenses                         0.59%
---------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(3)             -0.14%
---------------------------------------------------------------
Net Fund Operating Expenses(3)                        0.45%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customer's account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.26% for the period from February 1, 2007 through January 31, 2008.


  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 investment

    - 5% annual return

    - redemption at the end of each period

    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE



U.S. TREASURY MONEY             1        3         5         10
MARKET FUND                   YEAR     YEARS     YEARS     YEARS


INSTITUTIONAL SHARES           $46      $175      $315      $725

-----------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                                   OVERVIEW


                       FUNDS OF FUNDS



                      These Funds invest substantially all of their assets in Institutional shares of the BB&T Funds described earlier in this prospectus.

WHO MAY WANT TO       Consider investing in these Funds if you are:
INVEST


                        - seeking to spread your investment among many different
                           mutual funds that match your goals in one simple package


                        - seeking investment professionals to select and maintain
                           a portfolio of mutual funds for you


                        - seeking the benefits of asset allocation and multiple
                           levels of risk reducing diversification

                      This Fund may not be appropriate if you are:

                        - pursuing a short-term goal or investing emergency
                          reserves

                        - uncomfortable with an investment that will fluctuate in
                          value


RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks capital appreciation and income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities.

PRINCIPAL             To pursue this goal, under normal market conditions, the Fund
INVESTMENT            allocates its assets among the Underlying Funds (listed
STRATEGIES            below) within predetermined strategy ranges set forth below.
                      The portfolio manager will make allocation decisions
                      according to his outlook for the economy, financial markets and relative market valuation of the Underlying Funds.

                      The Fund will invest 25% to 55% of its total assets in
                      Underlying Funds which invest primarily in equity securities,
                      45% to 75% of its total assets in Underlying Funds which
                      invest primarily in fixed income securities and up to 20% of its total assets in Underlying Funds which are money market funds. The Fund will invest its assets in the following
                      Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:





                                                      INVESTMENT RANGE
UNDERLYING FUND                                 (PERCENTAGE OF FUND ASSETS)
---------------------------------------------------------------------------

STOCK FUNDS
Large Cap Fund*                                            0%-55%
Mid Cap Value Fund                                         0%-30%
Mid Cap Growth Fund                                        0%-30%
Small Cap Fund                                             0%-30%
International Equity Fund                                  0%-30%

BOND FUNDS
Short U.S. Government Fund                                 0%-75%
Intermediate U.S. Government Fund                          0%-75%
Total Return Bond Fund                                     0%-75%

MONEY MARKET FUNDS
Prime Money Market Fund                                    0%-20%
U.S. Treasury Money Market Fund                            0%-20%







                      The Underlying Funds are described earlier in this Prospectus.

                      For a more complete description of the various securities in which the Fund may invest, please see Additional Investment
                      Strategies and Risks on page 83 or consult the SAI.


                      * Prior to March 14, 2006, the BB&T Large Cap Fund was known as the BB&T Large Cap Value Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND


                       RISK/RETURN SUMMARY
                       CONTINUED



PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INVESTING IN MUTUAL FUNDS: The Fund's investments are
                      concentrated in the Underlying Funds, so the Fund's
                      investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund,
                      investors should assess the risks associated with the
                      Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition,
                      since the Fund must allocate its investments among the
                      Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund,
                      particularly if there is a sudden decline in the share prices of the Underlying Funds' holdings.

                      FIXED INCOME FUNDS: The Fund invests in Underlying Funds that invest primarily in fixed income securities, which are
                      subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the
                      issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

                      EQUITY FUNDS: The Fund also invests in Underlying Funds that invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the risk that the particular market segment on which a Fund focuses will underperform other kinds of investments.

                      FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities.
                      Foreign securities may be adversely affected by myriad
                      factors, including currency fluctuations and social, economic or political instability.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND


  The chart and table on this page shows how the Capital Manager Conservative Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the S&P 500(R) Index, a widely recognized, unmanaged index of common stocks, and the Lehman Brothers Intermediate Government Bond Index, an unmanaged index representative of the total return of government bonds with maturities of less than 10 years. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR INSTITUTIONAL SHARES(1)

          (in percents)





1998                        11.07
99                           6.28
2000                         3.41
01                          -3.15
02                          -6.39
03                          12.78
04                           6.56
05                           3.88
06                           9.03



The performance information shown above is based on a calendar year.

          Best quarter:                                      7.76%    12/31/98
          Worst quarter:                                    -5.60%     9/30/02



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)






                                       1 YEAR  5 YEARS  SINCE INCEPTION

                                     -----------------------------------

 INSTITUTIONAL SHARES(2)                                   (10/2/97)
                                     -----------------------------------
    RETURN BEFORE TAXES                 9.03%   4.96%          4.63%
                                     -----------------------------------
    RETURN AFTER TAXES ON
               DISTRIBUTIONS            7.73%   4.06%          3.27%
                                     -----------------------------------
     RETURN AFTER TAXES ON
          DISTRIBUTIONS AND SALE OF
          FUND SHARES                   5.92%   3.74%          3.21%
------------------------------------------------------------------------
 S&P 500(R) INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                   15.79%   6.19%          6.11%(3)
------------------------------------------------------------------------
 LEHMAN BROTHERS INTERMEDIATE
 GOVERNMENT BOND INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                    3.84%   3.92%          5.33%(3)
------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 9/30/97.

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND



  As an investor in the Capital Manager Conservative Growth Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES                 INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                       SHARES

Maximum Sales Charge (load) on Purchases               None
---------------------------------------------------------------
Maximum Deferred Sales Charge (load)                   None
---------------------------------------------------------------
Redemption Fee(2)                                      None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)                     INSTITUTIONAL
                                                     SHARES
Management Fee(3)                                     0.25%
---------------------------------------------------------------
Distribution and Service (12b-1) Fee                  0.00%
---------------------------------------------------------------
Other Expenses(3)                                     0.19%
---------------------------------------------------------------
Acquired Fund Fees and Expenses(4)                    0.77%
---------------------------------------------------------------
Total Fund Operating Expenses(3)                      1.21%
---------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(3)             -0.25%
---------------------------------------------------------------
Net Fund Operating Expenses(3)                        0.96%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.00% for the period from February 1, 2007 through January 31, 2008. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for the Institutional Shares are expected to be 0.85%. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.

(4) Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund's Financial Highlights since the Financial Highlights reflect actual operation expenses of the Fund and do not include Acquired Fund Fees and Expenses.

  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 investment

    - 5% annual return

    - redemption at the end of each period

    - no changes in the fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.



                                 EXPENSE EXAMPLE



CAPITAL MANAGER
CONSERVATIVE                    1        3         5         10
GROWTH FUND                   YEAR     YEARS     YEARS      YEARS


INSTITUTIONAL SHARES           $98      $359      $641     $1,444

------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks capital appreciation and, secondarily, income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities.

PRINCIPAL INVESTMENT  To pursue this goal, under normal market conditions, the Fund
STRATEGIES            allocates its assets among the Underlying Funds (listed
                      below) within predetermined strategy ranges set forth below.
                      The portfolio manager will make allocation decisions
                      according to his outlook for the economy, financial markets and relative market valuation of the Underlying Funds.
                      The Fund will invest 45% to 75% of its total assets in
                      Underlying Funds which invest primarily in equity securities,
                      25% to 55% of its total assets in Underlying Funds which
                      invest primarily in fixed income securities and up to 15% of its total assets in Underlying Funds which are money market funds. The Fund will invest its assets in the following
                      Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:




                                                        INVESTMENT RANGE
UNDERLYING FUND                                   (PERCENTAGE OF FUND ASSETS)
-----------------------------------------------------------------------------


STOCK FUNDS
Large Cap Fund*                                              0%-75%
Mid Cap Value Fund                                           0%-50%
Mid Cap Growth Fund                                          0%-50%
Small Cap Fund                                               0%-50%
International Equity Fund                                    0%-50%


BOND FUNDS
Short U.S. Government Fund                                   0%-55%
Intermediate U.S. Government Fund                            0%-55%
Total Return Bond Fund                                       0%-55%


MONEY MARKET FUNDS
Prime Money Market Fund                                      0%-15%
U.S. Treasury Money Market Fund                              0%-15%





                      The Underlying Funds are described earlier in this Prospectus.

                      For a more complete description of the various securities in which the Fund may invest, please see Additional Investment
                      Strategies and Risks on page 83 or consult the SAI.

                      * Prior to March 14, 2006, the BB&T Large Cap Fund was known as the BB&T Large Cap Value Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND


                       RISK/RETURN SUMMARY
                       CONTINUED




PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INVESTING IN MUTUAL FUNDS: The Fund's investments are
                      concentrated in the Underlying Funds, so the Fund's
                      investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund,
                      investors should assess the risks associated with the
                      Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition,
                      since the Fund must allocate its investments among the
                      Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund,
                      particularly if there is a sudden decline in the share prices of the Underlying Funds' holdings.

                      EQUITY FUNDS: The Fund invests in Underlying Funds that invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the risk that the particular market segment on which a Fund focuses will underperform other kinds of investments.

                      FIXED INCOME FUNDS: The Fund also invests in Underlying Funds that invest primarily in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the
                      issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

                      FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities.
                      Foreign securities may be adversely affected by myriad
                      factors, including currency fluctuations and social, economic or political instability.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND


  The chart and table on this page shows how the Capital Manager Moderate Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the S&P 500(R) Index, a widely recognized, unmanaged index of common stocks, and the Lehman Brothers Intermediate Government Bond Index, an unmanaged index representative of the total return of government bonds with maturities of less than 10 years. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR INSTITUTIONAL SHARES(1)

          (in percents)





1998                         12.48
99                           10.61
2000                          0.28
01                           -6.98
02                          -12.92
03                           18.09
04                            8.76
05                            4.90
06                           11.99



The performance information shown above is based on a calendar year.

          Best quarter:                                      11.74%   12/31/98
          Worst quarter:                                    -10.39%    9/30/02



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)






                                        1 YEAR  5 YEARS  SINCE INCEPTION

                                      -----------------------------------

 INSTITUTIONAL SHARES(2)                                     (10/2/97)
                                      -----------------------------------
    RETURN BEFORE TAXES                  11.99%   5.61%         4.67%
                                      -----------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS                  10.81%   5.02%         3.54%
                                      -----------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS AND SALE OF
          FUND SHARES                     8.38%   4.55%         3.45%
-------------------------------------------------------------------------
 S&P 500(R) INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                     15.79%   6.19%         6.11%(3)
-------------------------------------------------------------------------
 LEHMAN BROTHERS INTERMEDIATE
 GOVERNMENT BOND INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                      3.84%   3.92%         5.33%(3)
-------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 9/30/97.

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND



  As an investor in the Capital Manager Moderate Growth Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES                 INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                       SHARES
Maximum Sales Charge (load) on Purchases               None
---------------------------------------------------------------
Maximum Deferred Sales Charge (load)                   None
---------------------------------------------------------------
Redemption Fee(2)                                      None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)                     INSTITUTIONAL
                                                     SHARES
Management Fee(3)                                     0.25%
---------------------------------------------------------------
Distribution and Service (12b-1) Fee                  0.00%
---------------------------------------------------------------
Other Expenses(3)                                     0.21%
---------------------------------------------------------------
Acquired Fund Fees and Expenses(4)                    0.83%
---------------------------------------------------------------
Total Fund Operating Expenses(3)                      1.29%
---------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(3)             -0.25%
---------------------------------------------------------------
Net Fund Operating Expenses(3)                        1.04%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.00% for the period from February 1, 2007 through January 31, 2008. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for the Institutional Shares are expected to be 0.93%. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.

(4) Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund's Financial Highlights since the Financial Highlights reflect actual operation expenses of the Fund and do not include Acquired Fund Fees and Expenses.

  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 investment

    - 5% annual return

    - redemption at the end of each period

    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.



                                 EXPENSE EXAMPLE



CAPITAL MANAGER                 1        3         5         10
MODERATE GROWTH FUND          YEAR     YEARS     YEARS      YEARS



INSTITUTIONAL SHARES          $106      $384      $684     $1,535

------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER GROWTH FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks capital appreciation by investing primarily in a group of diversified BB&T Funds which invest primarily in equity securities.

PRINCIPAL INVESTMENT  To pursue this goal, under normal market conditions, the Fund
STRATEGIES            allocates its assets among the Underlying Funds (listed
                      below) within predetermined strategy ranges set forth below.
                      The portfolio manager will make allocation decisions
                      according to his outlook for the economy, financial markets and relative market valuation of the Underlying Funds.

                      The Fund will invest 60% to 90% of its total assets in
                      Underlying Funds which invest primarily in equity securities,
                      10% to 40% of its total assets in Underlying Funds which
                      invest primarily in fixed income securities and up to 10% of its total assets in Underlying Funds which are money market funds. The Fund will invest its assets in the following
                      Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:




                                                       INVESTMENT RANGE
UNDERLYING FUND                                  (PERCENTAGE OF FUND ASSETS)
----------------------------------------------------------------------------

STOCK FUNDS
Large Cap Fund*                                             0%-90%
Mid Cap Value Fund                                          0%-65%
Mid Cap Growth Fund                                         0%-65%
Small Cap Fund                                              0%-65%
International Equity Fund                                   0%-65%

BOND FUNDS
Short U.S. Government Fund                                  0%-40%
Intermediate U.S. Government Fund                           0%-40%
Total Return Bond Fund                                      0%-40%

MONEY MARKET FUNDS
Prime Money Market Fund                                     0%-10%
U.S. Treasury Money Market Fund                             0%-10%





                      The Underlying Funds are described earlier in this Prospectus.

                      For a more complete description of the various securities in which the Fund may invest, please see Additional Investment
                      Strategies and Risks on page 83 or consult the SAI.

                      * Prior to March 14, 2006, the BB&T Large Cap Fund was known as the BB&T Large Cap Value Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER GROWTH FUND


                       RISK/RETURN SUMMARY
                       CONTINUED




PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INVESTING IN MUTUAL FUNDS: The Fund's investments are
                      concentrated in the Underlying Funds, so the Fund's
                      investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund,
                      investors should assess the risks associated with the
                      Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition,
                      since the Fund must allocate its investments among the
                      Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund,
                      particularly if there is a sudden decline in the share prices of the Underlying Funds' holdings.

                      EQUITY FUNDS: The Fund invests in Underlying Funds that invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the risk that the particular market segment on which a Fund focuses will underperform other kinds of investments.

                      FIXED INCOME FUNDS: The Fund also invests in Underlying Funds that invest primarily in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the
                      issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

                      FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities.
                      Foreign securities may be adversely affected by myriad
                      factors, including currency fluctuations and social, economic or political instability.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER GROWTH FUND


  The chart and table on this page shows how the Capital Manager Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the S&P 500(R) Index, a widely recognized, unmanaged index of common stocks, and the Lehman Brothers Intermediate Government Bond Index, an unmanaged index representative of the total return of government bonds with maturities of less than 10 years. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR INSTITUTIONAL SHARES(1)

          (in percents)





1998                         13.43
99                           14.14
2000                         -1.66
01                          -11.41
02                          -17.85
03                           21.80
04                           10.25
05                            5.69
06                           13.48



The performance information shown above is based on a calendar year.

          Best quarter:                                      14.77%   12/31/98
          Worst quarter:                                    -13.97%    9/30/02



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)






                                        1 YEAR  5 YEARS  SINCE INCEPTION

                                      -----------------------------------

 INSTITUTIONAL SHARES(2)                                     (10/2/97)
                                      -----------------------------------
    RETURN BEFORE TAXES                 13.48%   5.76%          4.36%
                                      -----------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS                 12.47%   5.37%          3.42%
                                      -----------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS AND SALE OF
          FUND SHARES                    9.51%   4.83%          3.33%
-------------------------------------------------------------------------
 S&P 500(R) INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                    15.79%   6.19%          6.11%(3)
-------------------------------------------------------------------------
 LEHMAN BROTHERS INTERMEDIATE
 GOVERNMENT BOND INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                     3.84%   3.92%          5.33%(3)
-------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 9/30/97.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER GROWTH FUND



  As an investor in the Capital Manager Growth Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES                 INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                       SHARES

Maximum Sales Charge (load) on Purchases               None
---------------------------------------------------------------
Maximum Deferred Sales Charge (load)                   None
---------------------------------------------------------------
Redemption Fee(2)                                      None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)                     INSTITUTIONAL
                                                     SHARES

Management Fee(3)                                     0.25%
---------------------------------------------------------------
Distribution and Service (12b-1) Fee                  0.00%
---------------------------------------------------------------
Other Expenses(3)                                     0.22%
---------------------------------------------------------------
Acquired Fund Fees and Expenses(4)                    0.87%
---------------------------------------------------------------
Total Fund Operating Expenses(3)                      1.34%
---------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(3)             -0.25%
---------------------------------------------------------------
Net Fund Operating Expenses(3)                        1.09%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.


(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.00% for the period from February 1, 2007 through January 31, 2008. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for the Institutional Shares are expected to be 0.98%. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.


(4) Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund's Financial Highlights since the Financial Highlights reflect actual operation expenses of the Fund and do not include Acquired Fund Fees and Expenses.

  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 Investment

    - 5% Annual Return

    - redemption at the end of each period

    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008


  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE



CAPITAL MANAGER                 1        3         5         10
GROWTH FUND                   YEAR     YEARS     YEARS      YEARS


INSTITUTIONAL SHARES          $111      $400      $710     $1,591

------------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER EQUITY FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks capital appreciation by investing primarily in a group of diversified BB&T Funds which invest primarily in equity securities.

PRINCIPAL INVESTMENT  To pursue this goal, under normal market conditions, the Fund
STRATEGIES            allocates its assets among the Underlying Funds (listed
                      below) within predetermined strategy ranges set forth below.
                      The portfolio manager will make allocation decisions
                      according to his outlook for the economy, financial markets and relative market valuation of the Underlying Funds.

                      The Fund will invest up to 100% of its total assets in Underlying Funds which invest primarily in equity securities and up to 10% of its total assets in Underlying Funds which invest primarily in fixed income securities and money market funds. The Fund will invest its assets in the following
                      Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:




                                                        INVESTMENT RANGE
UNDERLYING FUND                                   (PERCENTAGE OF FUND ASSETS)
-----------------------------------------------------------------------------


STOCK FUNDS
Large Cap Fund*                                              0%-90%
Mid Cap Value Fund                                           0%-65%
Mid Cap Growth Fund                                          0%-65%
Small Cap Fund                                               0%-65%
International Equity Fund                                    0%-65%

BOND FUNDS
Short U.S. Government Fund                                   0%-40%
Intermediate U.S. Government Fund                            0%-40%
Total Return Bond Fund                                       0%-40%

MONEY MARKET FUNDS
Prime Money Market Fund                                      0%-10%
U.S. Treasury Money Market Fund                              0%-10%





                      The Underlying Funds are described earlier in this Prospectus.

                      For a more complete description of the various securities in which the Fund may invest, please see Additional Investment
                      Strategies and Risks on page 83 or consult the SAI.


                      * Prior to March 14, 2006, the BB&T Large Cap Fund was known as the BB&T Large Cap Value Fund.


RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER EQUITY FUND


                       RISK/RETURN SUMMARY
                       CONTINUED




PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INVESTING IN MUTUAL FUNDS: The Fund's investments are
                      concentrated in the Underlying Funds, so the Fund's
                      investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund,
                      investors should assess the risks associated with the
                      Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition,
                      since the Fund must allocate its investments among the
                      Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund,
                      particularly if there is a sudden decline in the share prices of the Underlying Funds' holdings.


                      EQUITY FUNDS: The Fund invests in Underlying Funds that invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the risk that the particular market segment on which a Fund focuses will underperform other kinds of investments.

                      FIXED INCOME FUNDS: The Fund also invests in Underlying Funds that invest primarily in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the
                      issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

                      FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities.
                      Foreign securities may be adversely affected by myriad
                      factors, including currency fluctuations and social, economic or political instability.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                      Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER EQUITY FUND


  The chart and table on this page shows how the Capital Manager Equity Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the S&P 500(R) Index, a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.


          PERFORMANCE BAR CHART AND TABLE
          YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
          FOR INSTITUTIONAL SHARES(1)

          (in percents)





2002                        -21.30
2003                         24.49
2004                         11.64
2005                          7.12
2006                         15.50



The performance information shown above is based on a calendar year.

          Best quarter:                                      13.91%    6/30/03
          Worst quarter:                                    -16.31%    9/30/02



                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2006)(1)






                                        1 YEAR  5 YEARS  SINCE INCEPTION

                                      -----------------------------------

 INSTITUTIONAL SHARES(2)                                    (3/19/01)
                                      -----------------------------------
    RETURN BEFORE TAXES                 15.50%   6.24%          4.92%
                                      -----------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS                 13.95%   5.72%          4.47%
                                      -----------------------------------
    RETURN AFTER TAXES ON
          DISTRIBUTIONS AND SALE OF
          FUND SHARES                   11.87%   5.26%          4.13%
-------------------------------------------------------------------------
 S&P 500(R) INDEX
 (reflects no deductions for fees,
 expenses, or taxes)                    15.79%   6.19%          5.36%(3)
-------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 3/31/01.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER EQUITY FUND



  As an investor in the Capital Manager Equity Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES                 INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                       SHARES

Maximum Sales Charge (load) on Purchases               None
---------------------------------------------------------------
Maximum Deferred Sales Charge (load)                   None
---------------------------------------------------------------
Redemption Fee(2)                                      None

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)                     INSTITUTIONAL
                                                     SHARES
Management Fee(3)                                     0.25%
---------------------------------------------------------------
Distribution and Service (12b-1) Fee                  0.00%
---------------------------------------------------------------
Other Expenses(3)                                     0.22%
---------------------------------------------------------------
Acquired Fund Fees and Expenses(4)                    0.92%
---------------------------------------------------------------
Total Fund Operating Expenses(3)                      1.39%
---------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(3)             -0.25%
---------------------------------------------------------------
Net Fund Operating Expenses(3)                        1.14%
---------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.00% for the period from February 1, 2007 through January 31, 2008. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for the Institutional Shares are expected to be 1.03%. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.


(4) Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund's Financial Highlights since the Financial Highlights reflect actual operation expenses of the Fund and do not include Acquired Fund Fees and Expenses.


  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 investment

    - 5% annual return

    - redemption at the end of each period

    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008

  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE



CAPITAL MANAGER                 1        3         5         10
EQUITY FUND                   YEAR     YEARS     YEARS      YEARS


INSTITUTIONAL SHARES          $116      $415      $737     $1,647

------------------------------------------------------------------

 [GRAPHIC]  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  STOCK FUNDS


  LARGE CAP FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in the securities of large companies. This policy will not be changed without 60 days' advance notice to shareholders. Large companies are those companies with market capitalizations within the range of those companies in the S&P 500(R) Index. These stocks may include common stock, preferred stock, warrants, or debt instruments that are convertible to common stock.

  MID CAP VALUE FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in the securities of middle capitalization companies. This policy will not be changed without 60 days' advance notice to shareholders. Middle capitalization companies are those companies with market capitalizations within the range of those companies in the Russell Midcap(R) Value Index.

  MID CAP GROWTH FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in the securities of middle capitalization companies. This policy will not be changed without 60 days' advance notice to shareholders. Middle capitalization companies are those companies with market capitalizations within the range of those companies in the Russell Midcap(R) Growth Index.

  SMALL CAP FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in the common stocks of small companies with market capitalization less than $3 billion. This policy will not be changed without 60 days' advance notice to shareholders.

  INTERNATIONAL EQUITY FUND. The Fund normally invests at least 65% of its total assets in the equity securities of foreign issuers. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities. This policy will not be changed without 60 days' advance notice to shareholders. The Fund invests primarily in equity securities of issuers located throughout the world.

  From time to time the Fund may invest more than 25% of its total assets in the securities of issuers located in countries such as France, Germany, Japan, and the United Kingdom.

  The Fund may invest in both sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar global instruments.

  The Fund may also invest its assets in equity securities of issuers located in countries with emerging economies or securities markets. The Fund intends to limit its investment in such countries to 20% of its total assets. The Fund may (but is not required to) use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the Euro) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions.

  SPECIAL OPPORTUNITIES EQUITY FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities. This policy will not be changed without 60 days' advance notice to shareholders.

  EQUITY INCOME FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities. This policy will not be changed without 60 days' advance notice to shareholders.

  ALL STOCK FUNDS (EXCEPT THE INTERNATIONAL EQUITY FUND): FOREIGN SECURITIES. Each Fund may invest in foreign securities through the purchase of ADRs or the purchase of foreign securities on the New York Stock Exchange. However, a Fund will not do so if immediately after a purchase and as a result of the purchase the total value of foreign securities owned by the Fund would exceed 25% of the value of its total assets.

  BOND FUNDS


  SHORT U.S. GOVERNMENT FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. This policy will not be changed without 60 days' advance notice to shareholders. The Fund may invest up to 20% of its net assets in bonds, notes and debentures of corporate issuers. The Fund invests in bonds, notes and debentures only if they are high grade (rated at time of purchase in one of the three highest rating categories by an NRSRO), or are determined by the portfolio manager to be of comparable quality.

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.

  INTERMEDIATE U.S. GOVERNMENT FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in bonds issued or guaranteed by the U.S. Government or its agencies and instrumentalities. This policy will not be changed without 60 days' advance notice to shareholders. Bonds for this purpose include Treasury bills (maturities of less than one year), bonds (maturities of ten years or more) and notes (maturities of one to ten years) of the U.S. Government. The Fund may invest up to 20% of its net assets in bonds, notes and debentures of corporate issuers. The Fund invests in bonds, notes and debentures only if they are high grade (rated at time of purchase in one of the three highest rating categories by an NRSRO), or are determined by the portfolio manager to be of comparable quality.

  The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.

  TOTAL RETURN BOND FUND. Under normal market conditions, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of bonds, including: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds, asset-backed securities, commercial mortgage-backed securities and convertible securities. This policy will not be changed without 60 days' advance notice to shareholders. The Fund may invest up to 25% of its total assets in bonds that are below investment grade and/or foreign and emerging market bonds.

  The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.

  ALL TAXABLE BOND FUNDS. Mortgage-related securities purchased by the Taxable Bond Funds will be either (i) issued by U.S. Government-owned or sponsored corporations or (ii) rated in the highest category by an NRSRO at the time of purchase (for example, rated Aaa by Moody's or AAA by S&P), or, if not rated, are of comparable quality as determined by the Adviser.

  KENTUCKY INTERMEDIATE TAX-FREE FUND. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal personal income tax and Kentucky personal income tax ("Kentucky Tax-Exempt Obligations").

  For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Kentucky Tax-Exempt Obligations to over 20% of its total assets.

  MARYLAND INTERMEDIATE TAX-FREE FUND. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and Maryland personal income tax ("Maryland Tax-Exempt Obligations").

  For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Maryland Tax-Exempt Obligations to over 20% of its total assets.

  NORTH CAROLINA INTERMEDIATE TAX-FREE FUND. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and North Carolina personal income tax ("North Carolina Tax-Exempt Obligations").

  For temporary defensive purposes, the Fund may increase its total holdings in tax-exempt obligations other than North Carolina Tax-Exempt Obligations to over 20% of its total assets.

  SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and South Carolina personal income tax ("South Carolina Tax-Exempt Obligations").

  For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than South Carolina Tax-Exempt Obligations to over 20% of its total assets.

  VIRGINIA INTERMEDIATE TAX-FREE FUND. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and Virginia personal income tax ("Virginia Tax-Exempt Obligations").

  For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Virginia Tax-Exempt Obligations to over 20% of its total assets.

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  WEST VIRGINIA INTERMEDIATE TAX-FREE FUND. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and West Virginia personal income tax ("West Virginia Tax-Exempt Obligations").

  For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than West Virginia Tax-Exempt Obligations to over 20% of its total assets.

  ALL TAX-FREE BOND FUNDS. Each Fund will invest in Tax-Exempt Obligations which are rated at the time of purchase in one of the four highest categories by an NRSRO in the case of bonds; one of the two highest categories by an NRSRO in the case of notes; rated "SP-1" or higher by S&P or "MIG-2" or higher by Moody's or rated at a comparable level of quality by another NRSRO in the case of tax-exempt commercial paper; or rated "VMIG-1" or higher by Moody's or rated at a comparable level of quality by another NRSRO in the case of variable rate demand obligations or, if unrated, are determined by the portfolio manager to be of comparable quality.

  Each Fund may invest up to 20% of its net assets in taxable obligations or debt securities, the interest income from which may be subject to the federal alternative minimum tax for individual shareholders.

  ALL BOND FUNDS: PORTFOLIO MATURITY. Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating a Fund's weighted average portfolio maturity, the effective maturity of these securities will be used.

  MONEY MARKET FUNDS

  NATIONAL TAX-FREE MONEY MARKET FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in investments the income of which is exempt from federal regulation income tax. This policy may not be changed without shareholder approval.

  The Fund may invest up to 20% of its assets in securities the interest income from which may be subject to federal alternative minimum tax for individual shareholders.

  The Fund may purchase securities subject to credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases, the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

  The Fund will only purchase securities that present minimal credit risks as determined by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees of BB&T Funds. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities under Rule 2a-7 of the Investment Company Act of 1940. Eligible Securities include:

  - Securities that have short-term debt ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in one of the two highest ratings categories by at least two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);

  - securities that are issued or guaranteed by a person with such ratings;

  - securities without such short-term ratings that have been determined to be of comparable quality by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees; or

  - shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.

  TEMPORARY DEFENSIVE MEASURES. If deemed appropriate under the circumstances, the National Tax-Free Money Market Fund may invest in cash or securities subject to federal income tax. This may cause the Fund to receive and distribute taxable income to investors, and to that extent to fail to meet its investment objective.

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  PRIME MONEY MARKET FUND. The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker's acceptances. As a matter of non-fundamental policy, instruments of foreign banks will not be considered bank instruments for purposes of the above-described exclusion from the industry concentration limit.

  The Fund may invest in debt obligations of foreign corporations and banks including Eurodollar Time Deposits and Yankee Certificates of Deposit.

  The Prime Money Market Fund may purchase securities subject to credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

  The Fund will only purchase securities that present minimal credit risk as determined by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees of BB&T Funds. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:

  - Securities that have short-term debt ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in the two highest rating categories by at least two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);

  - securities that are issued or guaranteed by a person with such ratings;

  - securities without such short-term ratings that have been determined to be of comparable quality by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees; or

  - shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.

  FUNDS OF FUNDS

  The Funds of Funds' net asset values will fluctuate with changes in the equity markets and the value of the Underlying Funds, which invest in growth and income stocks, foreign securities, debt securities, and cash and cash equivalents.

  With their remaining assets, the Funds of Funds may make direct investments in government securities and short-term paper. The Funds of Funds and the Underlying Funds may also hold cash for liquidity purposes.

  CAPITAL MANAGER EQUITY FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in Underlying Funds that invest primarily in equity securities. This policy will not be changed without 60 days' advance notice to shareholders.

  ALL STOCK FUNDS, BOND FUNDS AND THE NATIONAL TAX-FREE MONEY MARKET FUND

  For purposes of the Funds' 80% policies, the Funds will "look-through" investments in investment companies, such as iShares(R), and will include such investments in their respective percentage totals.

  ALL STOCK FUNDS, BOND FUNDS AND FUNDS OF FUNDS

  TEMPORARY DEFENSIVE MEASURES. If deemed appropriate under the circumstances, each Stock Fund, Bond Fund, and Fund of Funds may increase its holdings in short-term obligations to up to 100% of its total assets. Under normal market conditions, the Stock Funds will limit their investment in short-term obligations to 20% of its total net assets. Such short-term obligations may include money market instruments and repurchase agreements.

  ALL FUNDS

  FUNDAMENTAL POLICIES. Any of the policies identified above as fundamental may only be changed with respect to a particular Fund by a vote of a majority of the outstanding shares of that Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  INVESTMENT PRACTICES

  The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. FOLLOWING THE TABLE IS A MORE COMPLETE DISCUSSION OF RISK. You may also consult the SAI for additional details regarding these and other permissible investments.




                                                                                   DELAYED
                                ASSET-BACKED                      CONVERTIBLE      DELIVERY/WHEN-                    EMERGING
BB&T FUNDS                      SECURITIES       COMMON STOCK     SECURITIES       ISSUEDS          DERIVATIVES      MARKETS


------------------------------------------------------------------------------------------------------------------------------------
Stock Funds

------------------------------------------------------------------------------------------------------------------------------------
Large Cap Fund                  X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund              X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund             X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                  X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund       X                X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Special Opportunities Equity
  Fund                          X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund              X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund           X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Funds of Funds

------------------------------------------------------------------------------------------------------------------------------------
Capital Manager Conservative
  Growth Fund                                                                      X

------------------------------------------------------------------------------------------------------------------------------------
Capital Manager Moderate
  Growth Fund                                                                      X

------------------------------------------------------------------------------------------------------------------------------------
Capital Manager Growth Fund                                                        X

------------------------------------------------------------------------------------------------------------------------------------
Capital Manager Equity Fund                                                        X

------------------------------------------------------------------------------------------------------------------------------------
Bond Funds

------------------------------------------------------------------------------------------------------------------------------------
Short U.S. Government Fund      X                                                  X                X

------------------------------------------------------------------------------------------------------------------------------------
Intermediate U.S. Government
  Fund                          X                                                  X                X

------------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund          X                X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Kentucky Intermediate Tax-
  Free Fund                     X                                                  X                X

------------------------------------------------------------------------------------------------------------------------------------
Maryland Intermediate Tax-
  Free Fund                     X                                                  X                X

------------------------------------------------------------------------------------------------------------------------------------
North Carolina Intermediate
  Tax-Free Fund                 X                                                  X                X

------------------------------------------------------------------------------------------------------------------------------------
South Carolina Intermediate
  Tax-Free Fund                 X                                                  X                X

------------------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate Tax-
  Free Fund                     X                                                  X                X

------------------------------------------------------------------------------------------------------------------------------------
West Virginia Intermediate
  Tax-Free Fund                 X                                                  X                X

------------------------------------------------------------------------------------------------------------------------------------
Money Market Funds

------------------------------------------------------------------------------------------------------------------------------------
National Tax-Free Money
  Market Fund                                                                      X

------------------------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund         X                                                  X

------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market
  Fund

------------------------------------------------------------------------------------------------------------------------------------


                                FORWARD FOREIGN  GUARANTEED       HIGH-                             INVESTMENT
                                CURRENCY         INVESTMENT       YIELD/HIGH-RISK  ILLIQUID         COMPANY          INVESTMENT
BB&T FUNDS                      CONTRACTS        CONTRACTS        DEBT SECURITIES  SECURITIES       SECURITIES       GRADE BONDS


------------------------------------------------------------------------------------------------------------------------------------
Stock Funds

------------------------------------------------------------------------------------------------------------------------------------
Large Cap Fund                                   X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                               X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                              X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                                   X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund       X                X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Special Opportunities Equity
  Fund                                           X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                               X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                            X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Funds of Funds

------------------------------------------------------------------------------------------------------------------------------------
Capital Manager Conservative
  Growth Fund                                                                                       X

------------------------------------------------------------------------------------------------------------------------------------
Capital Manager Moderate
  Growth Fund                                                                                       X

------------------------------------------------------------------------------------------------------------------------------------
Capital Manager Growth Fund                                                                         X

------------------------------------------------------------------------------------------------------------------------------------
Capital Manager Equity Fund                                                                         X

------------------------------------------------------------------------------------------------------------------------------------
Bond Funds

------------------------------------------------------------------------------------------------------------------------------------
Short U.S. Government Fund                       X                                 X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Intermediate U.S. Government
  Fund                                           X                                 X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund                           X                X                X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Kentucky Intermediate Tax-
  Free Fund                                                                        X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Maryland Intermediate Tax-
  Free Fund                                                                        X                X                X

------------------------------------------------------------------------------------------------------------------------------------
North Carolina Intermediate
  Tax-Free Fund                                                                    X                X                X

------------------------------------------------------------------------------------------------------------------------------------
South Carolina Intermediate
  Tax-Free Fund                                                                    X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate Tax-
  Free Fund                                                                        X                X                X

------------------------------------------------------------------------------------------------------------------------------------
West Virginia Intermediate
  Tax-Free Fund                                                                    X                X                X

------------------------------------------------------------------------------------------------------------------------------------
Money Market Funds

------------------------------------------------------------------------------------------------------------------------------------
National Tax-Free Money
  Market Fund                                    X                                 X                X

------------------------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund                          X                                 X                X

------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market
  Fund                                                                                              X

------------------------------------------------------------------------------------------------------------------------------------


  ADDITIONAL INVESTMENT STRATEGIES AND RISKS



MONEY
MAR-
KET
INST-                                                     NON-U.S. TRADED                   REAL ESTATE
RUME-  MORTGAGE-BACKED  MORTGAGE DOLLAR  MUNICIPAL        FOREIGN          PREFERRED        INVESTMENT       RESTRICTED
NTS    SECURITIES       ROLLS            SECURITIES       SECURITIES       STOCKS           TRUSTS (REITS)   SECURITIES


----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                X                X                X                X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                X                X                X                X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                X                X                X                X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                X                X                X                X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                X                X                X                X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                X                X                X                X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                X                X                X                X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                X                X                X                X

----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------

X                                                                                                            X

----------------------------------------------------------------------------------------------------------------------------
X                                                                                                            X

----------------------------------------------------------------------------------------------------------------------------
X                                                                                                            X

----------------------------------------------------------------------------------------------------------------------------
X                                                                                                            X

----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                                                                   X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                                                                   X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                X                X                X                X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                                                                   X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                                                                   X

----------------------------------------------------------------------------------------------------------------------------

X      X                X                X                                                                   X

----------------------------------------------------------------------------------------------------------------------------

X      X                X                X                                                                   X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                                                                   X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                                                                   X

----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                                                                   X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                                                                   X

----------------------------------------------------------------------------------------------------------------------------
X

----------------------------------------------------------------------------------------------------------------------------

MONEY
MAR-
KET
INST-  REVERSE                                            U.S. GOVERNMENT  U.S. TRADED                       VARIABLE AND
RUME-  REPURCHASE       SECURITIES       TRUST PREFERRED  AGENCY           FOREIGN          U.S. TREASURY    FLOATING RATE
NTS    AGREEMENTS       LENDING          SECURITIES       SECURITIES       SECURITIES       OBLIGATIONS      INSTRUMENTS


----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                X                X                X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                X                X                X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                X                X                X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                X                X                X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                X                X                X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                X                X                X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                X                X                X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                X                X                X

----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------

X                                                         X                                 X

----------------------------------------------------------------------------------------------------------------------------
X                                                         X                                 X

----------------------------------------------------------------------------------------------------------------------------
X                                                         X                                 X

----------------------------------------------------------------------------------------------------------------------------
X                                                         X                                 X

----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
X      X                X                                 X                                 X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                                 X                                 X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                X                X                X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                                 X                                 X                X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                                 X                                 X                X

----------------------------------------------------------------------------------------------------------------------------

X      X                X                                 X                                 X                X

----------------------------------------------------------------------------------------------------------------------------

X      X                X                                 X                                 X                X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                                 X                                 X                X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                                 X                                 X                X

----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
X      X                X                                 X                                 X                X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                                 X                X                X                X

----------------------------------------------------------------------------------------------------------------------------
X                       X                                                                   X

----------------------------------------------------------------------------------------------------------------------------

MONEY
MAR-
KET
INST-                   ZERO-COUPON
RUME-                   DEBT
NTS    WARRANTS         OBLIGATIONS


---------------------------------------


---------------------------------------
X      X                X

---------------------------------------
X      X                X

---------------------------------------
X      X                X

---------------------------------------
X      X                X

---------------------------------------
X      X                X

---------------------------------------
X      X                X

---------------------------------------
X      X                X

---------------------------------------
X      X                X

---------------------------------------


---------------------------------------

X

---------------------------------------
X

---------------------------------------
X

---------------------------------------
X

---------------------------------------


---------------------------------------
X                       X

---------------------------------------
X                       X

---------------------------------------
X      X                X

---------------------------------------
X                       X

---------------------------------------
X                       X

---------------------------------------

X                       X

---------------------------------------

X                       X

---------------------------------------
X                       X

---------------------------------------
X                       X

---------------------------------------


---------------------------------------
X                       X

---------------------------------------
X                       X

---------------------------------------
X                       X

---------------------------------------

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

  ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

  COMMON STOCK:  Shares of ownership of a company.

  CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.

  DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund's obligations under these commitments will not exceed 25% of its total assets.

  DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swap agreements, some mortgage-backed securities and custody receipts.

     CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price. The Funds will sell only covered call and secured put options.

     CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs.

     FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.

     STOCK-INDEX OPTIONS: A security that combines features of options with securities trading using composite stock indices.

     STRUCTURED PRODUCTS: Individually negotiated agreements organized and operated to restructure the investment characteristics of an underlying security, involving the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments.

     SWAPS: An arrangement in which a Fund and another entity may lend to each other on different terms, e.g., in different currencies, and/or different interest rates.

  EMERGING MARKETS: Bonds issued by foreign companies in countries that are defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (the World Bank), the International Finance Corporation of the World Bank, the United Nations or their authorities.

  FOREIGN SECURITIES -- NON-U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.

     EUROPEAN DEPOSITARY RECEIPTS ("EDRS"): EDRs are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities.

     GLOBAL DEPOSITARY RECEIPTS ("GDRS"): GDRs are depositary receipts structured as global debt issues to facilitate trading on an international basis.

  FOREIGN SECURITIES -- U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

     AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

     YANKEE BONDS, NOTES, AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds and notes issued by foreign corporations or governments.

         CANADA BONDS:  Issued by Canadian provinces.

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


         SOVEREIGN BONDS:  Issued by the government of a foreign country.

         SUPRANATIONAL BONDS: Issued by supranational entities, such as the World Bank and European Investment Bank.

  FORWARD FOREIGN CURRENCY CONTRACTS: An obligation to purchase or sell a specific amount of a currency at a fixed future date and price set at the time the contract is negotiated.

  GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

  HIGH-YIELD/HIGH-RISK DEBT SECURITIES: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

  ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

  INVESTMENT COMPANY SECURITIES: Shares of investment companies. The Stock and Bond Funds, each respectively, may invest up to 5% of its total assets in the shares of any one registered investment company, but may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its total assets in the securities of other registered investment companies. These registered investment companies may include shares of other registered investment companies for which the Adviser to a Fund or any of its affiliates serves as investment adviser or distributor. The Funds of Funds will invest in excess of these limits in accordance with its Prospectus disclosure. The Money Market Funds may only invest in shares of other money market funds. Pursuant to new exemptive rules under the 1940 Act recently adopted by the Securities and Exchange Commission and effective as of July 31, 2006, each Fund may invest in shares of affiliated or unaffiliated money market funds to the extent permitted by its investment strategy.

     EXCHANGE-TRADED FUNDS ("ETFS"): ETFs, such as Standard & Poor's Depository Receipts ("SPDRs") and NASDAQ-100 Index Tracking Stock ("NASDAQ 100s"), represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price, performance and dividend yield of an index, such as the S&P 500 Index or the NASDAQ-100 Index, or a group of stocks in a particular geographic area. Barclay's iShares are also ETFs and are index funds that trade like shares. ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the underlying portfolio, less trust expenses. Because ETFs are registered investment companies, the Funds must comply with the percentage limitations described above.

  INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Adviser.

  MONEY MARKET INSTRUMENTS: Investment grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. government obligations, domestic and foreign commercial paper (including variable amount master demand notes), repurchase agreements, certificates of deposit, bankers' acceptances, demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, bank accounts and other financial institution obligations. Money market instruments may carry fixed or variable interest rates. These investments are limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two NRSROs (for example, commercial paper rated "A-1" or "A-2" by S&P and "P-1" or "P-2" by Moody's), or (ii) do not possess a rating (i.e., are unrated) but are determined by the Adviser or Sub-Adviser to be of comparable quality.

     BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


     CERTIFICATES OF DEPOSIT:  Negotiable instruments with a stated maturity.

     COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

     REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

     TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

     VARIABLE AMOUNT MASTER DEMAND NOTES: Unsecured demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of principal and accrued interest at specified intervals.

  MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

     COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.

  MORTGAGE DOLLAR ROLLS: Transactions in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.

  MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include industrial development bonds and other private activity bonds, as well as general obligation bonds, revenue bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities (single family revenue bonds), obligations issued on behalf of Section 501(c)(3) organizations, and pre-refunded (or escrowed to maturity) bonds whose timely payment of principal and interest is ensured by an escrow of U.S. government obligations.

  There are two general types of municipal bonds: General-obligations bonds, which are secured by the taxing power of the issuer and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation ("COPs"); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district issues which are secured by specific real estate parcels; hospital revenue; and industrial development bonds that are secured by a private company.

     STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a fund's option a specified municipal obligation at its amortized cost value to a fund plus accrued interest. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

  PREFERRED STOCKS: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. These securities generally do not carry voting rights.

  REAL ESTATE INVESTMENT TRUSTS ("REITS"): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

  RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

  REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.

  SECURITIES LENDING: The lending of up to 33 1/3% of the Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit.

  TRUST PREFERRED SECURITIES: Securities possessing characteristics of both equity and debt issues.

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

  U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

     STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

  VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.

  WARRANTS: Securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.

  ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

  INVESTMENT RISKS

  Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Risk/Return Summary and Fund Expenses." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

  CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

  EMERGING MARKETS RISK. The risks associated with foreign investments (see "Foreign Investment Risk") are particularly pronounced in connection with investments in emerging markets. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

  ESTIMATED MATURITY RISK. The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

  ETF RISK. The risk associated with the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, it may be more costly to own an ETF.

  FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar-denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

  INVESTMENT STYLE RISK. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of doing better -- or worse -- than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

  LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

      HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

      SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

  LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of foregoing an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

  MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

  MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

  POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

  PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call" -- or repay-higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income - and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

  SMALL COMPANY RISK. Stocks of small-capitalization companies are more risky than stocks of larger companies and may be more vulnerable than larger companies to adverse business or economic developments. Many of these companies are young and have a limited track record. Small cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. If a Fund concentrates on small-capitalization companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

  SECTOR RISK. The risk that a Fund comprised of securities credit enhanced by banks or companies with similar characteristics will be more susceptible to any economic, business, political, or other developments that generally affect these entities. Developments affecting banks or companies with similar characteristics might include changes in interest rates, changes in the economic cycle affecting credit losses and regulatory changes.

  TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

  U.S. GOVERNMENT AGENCY SECURITIES RISK. The risk associated with securities issued by agencies of the U.S. government such as Fannie Mae, Ginnie Mae or Freddie Mac. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

 [GRAPHIC]  FUND MANAGEMENT


  THE INVESTMENT ADVISER

  BB&T Asset Management, Inc. ("BB&T Asset Management" or the "Adviser") is the adviser for the Funds. BB&T Asset Management, located at 434 Fayetteville Street Mall, Raleigh, NC 27601, is a wholly-owned subsidiary of BB&T Corporation ("BB&T") a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 2006, BB&T had assets of approximately $121.4 billion. Through its subsidiaries, BB&T operates over 1,400 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.

  In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. BB&T Asset Management currently manages discretionary assets of more than $15.3 billion.

  The Adviser may appoint one or more sub-advisers to manage all or a portion of the assets of the Funds. The Funds and the Adviser intend to seek exemptive relief from the Securities and Exchange Commission (SEC) to permit the Adviser, subject to certain conditions, including the one-time prior approval of the Funds' Board of Trustees and shareholders, to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval. The Adviser has received the one-time approval from the Funds' Board of Trustees and shareholders, and if the Adviser obtains an exemptive order from the SEC, the Adviser will have the ability to change the fee payable to a sub-adviser or appoint a new sub-adviser at a fee different than that paid to the current sub-adviser, which in turn may result in a different fee retained by the Adviser. As of the date of this Prospectus, the Funds and the Adviser had not yet filed an exemptive application with the SEC. Once filed, there is no guarantee that the SEC will grant exemptive relief.

  Through its portfolio management team, BB&T Asset Management makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.

  For these advisory services, the Funds paid as follows during their fiscal year ended September 30, 2006:



                                                     PERCENTAGE OF AVERAGE NET
                                                    ASSETS FOR THE FISCAL YEAR
                                                          ENDED 09/30/06


                                                    --------------------------
Large Cap Fund
(formerly the Large Cap Value Fund)                            0.69%
                                                    --------------------------
Mid Cap Value Fund                                             0.69%
                                                    --------------------------
Mid Cap Growth Fund                                            0.69%
                                                    --------------------------
Small Cap Fund                                                 0.80%
                                                    --------------------------
International Equity Fund                                      0.90%
                                                    --------------------------
Special Opportunities Equity Fund                              0.80%
                                                    --------------------------
Equity Income Fund                                             0.70%
                                                    --------------------------
Short U.S. Government Fund                                     0.45%
                                                    --------------------------
Intermediate U.S. Government Fund                              0.49%
                                                    --------------------------
Total Return Bond Fund                                         0.49%
                                                    --------------------------
Kentucky Intermediate Tax Free Fund                            0.39%
                                                    --------------------------
Maryland Intermediate Tax Free Fund                            0.30%
                                                    --------------------------
North Carolina Intermediate Tax-Free Fund                      0.45%
                                                    --------------------------
South Carolina Intermediate Tax-Free Fund                      0.43%
                                                    --------------------------
Virginia Intermediate Tax-Free Fund                            0.45%
                                                    --------------------------
West Virginia Intermediate Tax-Free Fund                       0.45%
                                                    --------------------------
National Tax-Free Money Market Fund                            0.20%
                                                    --------------------------
Prime Money Market Fund                                        0.29%
                                                    --------------------------
U.S. Treasury Money Market Fund                                0.27%
                                                    --------------------------
Capital Manager Conservative Growth Fund                       0.00%
                                                    --------------------------
Capital Manager Moderate Growth Fund                           0.00%
                                                    --------------------------
Capital Manager Growth Fund                                    0.00%
                                                    --------------------------
Capital Manager Equity Fund                                    0.00%
                                                    --------------------------



  A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with BB&T Asset Management and sub-advisory agreements with UBS Global AM, Scott & Stringfellow, Federated IMC, and Sterling Capital is available in the Funds' annual report to shareholders for the period ended September 30, 2006.

  FUND MANAGEMENT


  THE INVESTMENT SUB-ADVISERS


  INTERNATIONAL EQUITY FUND. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the sub-adviser to the International Equity Fund pursuant to a Sub-advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, UBS Global AM will provide investment management sub-advisory services to the Fund, select investments and place all orders for purchases and sales of the Fund's securities subject to the direction and supervision of the BB&T Funds' Board of Trustees and the Adviser, in accordance with any written guidelines adopted by the Fund's Board of Trustees or the Adviser and furnished to UBS Global AM, and in accordance with the Fund's written investment restrictions.

  UBS Global AM, located at One North Wacker Drive, Chicago, IL 60606, began managing institutional assets in 1974 through its predecessor entities, Brinson Partners, Inc. and First Chicago Investment Advisors. Swiss Bank Corporation ("SBC") acquired the firm in 1995. In 1998, SBC merged with Union Bank of Switzerland to form UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of September 30, 2006, UBS Global AM had approximately $143 billion in assets under management and the Group has approximately $658 billion in assets under management.

  SPECIAL OPPORTUNITIES EQUITY FUND AND EQUITY INCOME FUND. Scott & Stringfellow, Inc. ("Scott & Stringfellow" or the "Sub-Adviser") serves as the sub-adviser to the Special Opportunities Equity Fund and the Equity Income Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Scott & Stringfellow manages the Funds, selects their investments, and places all orders for purchases and sales of the Funds' securities, subject to the general supervision of BB&T Funds' Board of Trustees and BB&T Asset Management and in accordance with the Funds' investment objectives.

  Scott & Stringfellow's address is: 909 E. Main Street, Richmond, Virginia 23219. Scott & Stringfellow is a wholly-owned subsidiary of BB&T. As of December 31, 2006, Scott & Stringfellow had over $23 billion in client funds. Founded in 1893, Scott & Stringfellow operates as a full-service regional brokerage and investment banking firm serving individual, institutional, corporate and municipal clients.

  NATIONAL TAX-FREE MONEY MARKET FUND AND PRIME MONEY MARKET FUND. Federated Investment Management Company ("Federated IMC") serves as the sub-adviser to the National Tax-Free Money Market Fund and Prime Money Market Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Federated IMC manages the Funds, selects their investments, and places all orders for purchases and sales of the Funds' securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T Asset Management and in accordance with the Funds' respective investment objectives, policies and restrictions.

  Federated IMC's address is: Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated IMC and other subsidiaries of Federated Investors, Inc. advise approximately 148 mutual funds and separate accounts, which totaled approximately $237 billion in assets as of December 31, 2006. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,243 employees. Nearly 5,500 investment professionals and institutions make Federated Funds available to their customers.

  MID CAP VALUE FUND AND TOTAL RETURN BOND FUND. Sterling Capital Management LLC ("Sterling Capital") serves as the sub-adviser to the Mid Cap Value Fund and the Total Return Bond Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Sterling Capital manages the Funds, selects their investments and places all orders for purchases and sales of the Funds' securities, subject to the direction and supervision of the Board of Trustees and BB&T Asset Management, any written guidelines adopted by the Board of Trustees or BB&T Asset Management and furnished to Sterling Capital, and in accordance with the Funds' written investment restrictions.

  Sterling Capital's address is: 4064 Colony Road, Suite 300, Charlotte, NC 28211. Sterling Capital was organized as a limited liability company on January 27, 2005. Sterling Capital, originally founded in 1970, is an affiliate of BB&T Asset Management because it is 70% owned by the parent of BB&T Asset Management, BB&T Corporation. As of September 30, 2006, Sterling Capital had over $10.5 billion in assets under management.

  FUND MANAGEMENT



  PORTFOLIO MANAGERS

  LARGE CAP FUND. Ronald T. Rimkus, CFA, has been primarily responsible for the management of the Fund since March 2006. Mr. Rimkus joined BB&T Asset Management, Inc. in January 2006 as the Director of Core Equity. From 2000 to 2006, Mr. Rimkus managed a large cap core equity product for Mesirow Financial, Inc.

  MID CAP VALUE FUND. Timothy P. Beyer has been the manager and/or co-portfolio manager of the BB&T Mid Cap Value Fund since July 2005.

  Mr. Beyer, CFA, joined Sterling Capital in 2004 and is currently an Executive Director. From 2003-2004, Mr. Beyer served as Portfolio Manager of the AIM Midcap Basic Value Fund for AIM Investments. From 2000-2002, Mr. Beyer worked at USAA managing the USAA Value Fund and USAA Balanced Fund.

  MID CAP GROWTH FUND. David Nolan has managed or has been a member of the team that manages the Mid Cap Growth Fund since its inception. Mr. Nolan managed the OVB Capital Appreciation Fund (predecessor to the BB&T Mid Cap Growth
  Fund) since December 1993. Mr. Nolan is a Senior Vice President and portfolio manager with the Adviser. He has been with the Adviser and its predecessors since 1985.

  SMALL CAP FUND. John Kvantas, CFA, has managed the Small Cap fund since its May 2003 inception. Mr. Kvantas is a Senior Vice President and portfolio manager for the Adviser. He has been with the Advisor since March 2003. From November 1997 to February 2003, he was a portfolio manager and equity analyst with Wachovia.

  INTERNATIONAL EQUITY FUND. Thomas Madsen has been the portfolio manager of the BB&T International Equity Fund since April 2003. Mr. Madsen is the Global Head of Equities at UBS Global Asset Management and has been a Managing Director of UBS Global Asset Management since February, 2000.

  SPECIAL OPPORTUNITIES EQUITY FUND AND EQUITY INCOME FUND. George F. Shipp, CFA, has been the portfolio manager of the Special Opportunities Equity Fund and the Equity Income Fund since their inception. Mr. Shipp is the Senior Managing Director of CHOICE Asset Management, a department of Scott & Stringfellow, and serves as Chief Investment Officer of the CHOICE portfolios, separate accounts sponsored by Scott & Stringfellow. Mr. Shipp has been with Scott & Stringfellow since 1982.

  SHORT U.S. GOVERNMENT FUND. Kevin McNair, CFA, has managed or has been a member of the team that manages the Short U.S. Government Fund since 1994. Mr. McNair is a Senior Vice President and portfolio manager with the Adviser.

  INTERMEDIATE U.S. GOVERNMENT FUND. Brad D. Eppard, CFA, has been the portfolio manager of the Intermediate U.S. Government Fund since July 2003. Mr. Eppard is a Senior Vice President and portfolio manager with the Adviser, positions which he has held since July 2003. From October 2000 to July 2003 Mr. Eppard was a senior fixed income strategist for Legg Mason Wood Walker. From February 2000 to October 2000 Mr. Eppard was a senior fixed income strategist for Wachovia Securities. Prior to that Mr. Eppard was a senior portfolio manager and Director at Boatman's Capital Management from April 1997 to January 2000.

  TOTAL RETURN BOND FUND. David M. Ralston has been the portfolio manager of the BB&T Total Return Bond Fund since July 2005. Mr. Ralston is a Managing Director and CIO of Sterling Capital Management, and is a Fixed Income Portfolio Manager and the head of Sterling's fixed income team. Mr. Ralston co-founded Trinity Capital Advisors in 1989, which merged into Sterling Capital Management in 1991.

  TAX-FREE BOND FUNDS. Robert Millikan, CFA, has managed or has been a member of the team that manages each of the Tax-Free Bond Funds since February 2000. Mr. Millikan is a Senior Vice President and Director of Fixed Income Management with the Adviser. He has been with the Adviser and its predecessors since February 2000. From July 1990 to February 2000, he was an investment officer with First Citizens Bank.

  FUND MANAGEMENT


  FUNDS OF FUNDS. All decisions for the Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, and Capital Manager Equity Fund are made by the BB&T Balanced Portfolio Management Team, which includes Jeffrey J. Schappe, Robert F. Millikan, Ronald T. Rimkus and Will Gholston.

  Mr. Schappe, CFA, has been a member of the team that manages the Fund of Funds since March 2005. Mr. Schappe has served as Chief Investment Officer for BB&T Asset Management, Inc. since April 2004. From 2002 through April 2004, he served as Senior Vice President and Chief Investment Officer for Citizens Advisers. He joined Citizens in 2001 as Director of Research. Before working at Citizens Advisers, Schappe managed the research department at George K. Baum & Company, a regional broker-dealer and investment bank. Prior to that, he served as Vice President/Portfolio Manager and Director of Research for Conseco Capital Management.

  Mr. Millikan, CFA, has been a member of the team that manages the Fund of Funds since September 2004. Mr. Millikan is a Senior Vice President and Director of Fixed Income Management with the Adviser. He has been with the Adviser and its predecessors since February 2000. From July 1990 to February 2000, he was an investment officer with First Citizens Bank.

  Mr. Rimkus, CFA, has been a member of the team that manages the Fund of Funds since March 2006. Mr. Rimkus joined BB&T Asset Management, Inc. in January 2006 as the Director of Core Equity. From 2000 to 2006, Mr. Rimkus managed a large cap core equity product for Mesirow Financial, Inc.

  Mr. Gholston, CFA, has been a member of the team since March 2006. Mr. Gholston is an Assistant Vice President and Manager of Quantitative Analysis with the Adviser. He has been with the Adviser since October 2003. Prior to joining the Adviser, he served as an Investment Performance Associate/Analyst for Cambridge Associates and UNC Management Company.

  Additional information regarding the portfolio manager's compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares in Funds for which they are portfolio manager is available in the SAI.

  SCOTT & STRINGFELLOW-RELATED PERFORMANCE OF SEPARATELY MANAGED ACCOUNTS

  In addition to acting as Sub-Adviser to the Special Opportunities Equity Fund and the Equity Income Fund, Scott & Stringfellow manages a wrap fee program pursuant to the multi-style investment strategy. The following table shows the historical performance of all accounts managed by Scott & Stringfellow, which have substantially similar investment objectives, policies, strategies and risks to the Special Opportunities Equity Fund and Equity Income Fund, respectively. These composites are provided to illustrate the past performance of Scott & Stringfellow in managing accounts substantially similar to the Special Opportunities Equity Fund and the Equity Income Fund. THESE COMPOSITES DO NOT REPRESENT THE PERFORMANCE OF THE SPECIAL OPPORTUNITIES EQUITY FUND OR THE EQUITY INCOME FUND. YOU SHOULD NOT CONSIDER THIS PERFORMANCE DATA AS AN INDICATION OF FUTURE PERFORMANCE OF THE SPECIAL OPPORTUNITIES EQUITY FUND, THE EQUITY INCOME FUND OR OF SCOTT & STRINGFELLOW.

  The Sub-Adviser's composite performance data shown below was calculated on a time weighted basis and includes all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of a 2.2% fee comprising advisory services, brokerage commissions and execution costs, without provision for federal or state income taxes or custody fees. This fee represents the highest account fee paid at the account level by the underlying private accounts used to construct the composite. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Returns are calculated by geometrically linking the monthly and quarterly returns respectively. There is no use of leverage or derivatives.

  The accounts that are included in the Sub-Adviser's composites are not subject to the same types of expenses to which the Special Opportunities Equity Fund and the Equity Income Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the 1940 Act or Subchapter M of the Internal Revenue Code.

  Consequently, the performance results for the Sub-Adviser's composites could have been adversely affected if the accounts included in the composites had been regulated as investment companies under the federal securities laws.

  FUND MANAGEMENT




SCOTT & STRINGFELLOW-RELATED PERFORMANCE OF SEPARATELY MANAGED ACCOUNTS
CONTINUED


  The investment results of the Sub-Adviser's composites presented below are unaudited. The investment results of the Sub-Adviser's composites were not calculated pursuant to the methodology established by the SEC that will be used to calculate the performance results of the Special Opportunities Equity Fund and the Equity Income Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.


                                    SUB-ADVISER'S     SUB-ADVISER'S
                                      COMPOSITE         COMPOSITE
                                     RELATED TO         RELATED TO
                                     THE SPECIAL        THE EQUITY
                                    OPPORTUNITIES         INCOME         S&P 500
CALENDAR YEAR                      EQUITY FUND(2)        FUND(3)        INDEX(4)
--------------------------------------------------------------------------------


2002                                   -18.04%           -14.44%         -22.12%

--------------------------------------------------------------------------------
2003                                    42.32%            28.54%          28.69%

--------------------------------------------------------------------------------
2004                                    27.10%            20.58%          10.87%

--------------------------------------------------------------------------------
2005                                     2.32%             7.72%           4.91%

--------------------------------------------------------------------------------
2006                                    20.42%            20.40%          15.81%

--------------------------------------------------------------------------------






                                    SUB-ADVISER'S     SUB-ADVISER'S
                                      COMPOSITE         COMPOSITE
                                     RELATED TO         RELATED TO
                                     THE SPECIAL        THE EQUITY
                                    OPPORTUNITIES         INCOME         S&P 500
ANNUALIZED PERIOD                  EQUITY FUND(2)        FUND(3)        INDEX(4)
--------------------------------------------------------------------------------


1 Year Ended 12/31/06                  20.42%             20.40%         15.81%

--------------------------------------------------------------------------------
3 Years Ended 12/31/06                 16.13%             16.07%         10.43%

--------------------------------------------------------------------------------
5 Years Ended 12/31/06                 12.81%             11.45%          6.18%

--------------------------------------------------------------------------------
Inception through 12/31/06(1)          12.05%             10.08%          2.48%

--------------------------------------------------------------------------------




  (1) Inception is 12/27/00 for the Sub-Adviser's composites for the Special Opportunities Equity Fund and the Equity Income Fund.

  (2) A 2.2% fee comprising advisory services, brokerage commissions and execution costs was applied to the performance of the Sub-Adviser's composite related to Special Opportunities Equity Fund. This represents the highest account fee paid at the account level by the underlying private accounts used to construct the composite. This fee is higher than the estimated total fund operating expenses of 1.03% for the Institutional Shares of the Special Opportunities Equity Fund. The performance of the Sub-Adviser's composite related to Special Opportunities Equity Fund does not take into account federal or state income taxes.

  (3) A 2.2% fee comprising advisory services, brokerage commissions and execution costs was applied to the performance of the Sub-Adviser's composite related to Equity Income Fund. This represents the highest account fee paid at the account level by the underlying private accounts used to construct this composite. This fee is higher than the estimated total fund operating expenses of 0.95% for the Institutional Shares of the Equity Income Fund. The performance of the Sub-Adviser's composite related to Equity Income Fund does not take into account federal or state income taxes.

  (4) The S&P 500 Index is a widely recognized, unmanaged index of common stocks.

  THE DISTRIBUTOR AND ADMINISTRATOR


  BB&T Asset Management, Inc. (the "Administrator"), 434 Fayetteville Street Mall, Raleigh, NC 27601, serves as each Fund's administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as each Fund's sub-administrator.

  BB&T AM Distributors, Inc. (the "Distributor") serves as the distributor of each Fund's shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

  The SAI has more detailed information about the Investment Adviser and other service providers.

 [GRAPHIC]  SHAREHOLDER INFORMATION



  CHOOSING A SHARE CLASS

  BB&T Funds offer different classes of Fund shares, which have different expenses and other characteristics. Only one class of Fund shares, Institutional Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of the Institutional Shares:

  INSTITUTIONAL SHARES

  - No sales charges.

  - No distribution and service (12b-1) fees.

  - Available only to Branch Banking and Trust Company and its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity or to individuals or corporations investing $1,500,000 or more.

  INVESTMENT AMOUNTS

  The minimum initial investment in Institutional Shares of the Funds offered by this Prospectus is $1,500,000. An Institutional shareholder's minimum investment cannot be calculated by combining all accounts he/she maintains with BB&T Funds -- rather, the shareholder must meet the minimum amount for each Fund in which he/she wishes to invest. Investors purchasing Shares through Branch Banking and Trust Company, its affiliates or other financial service providers approved by the Distributor are not subject to a minimum initial investment requirement.

  If your account falls below $1,500,000, the Fund may ask you to increase your balance. If it is still below $1,500,000 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

  For actual past expenses of the Institutional Shares, see the fund-by-fund information earlier in this prospectus.

  The Funds also offer Class A Shares, Class B Shares, and Class C Shares, each of which has its own expense structure. Class A Shares, Class B Shares, and Class C Shares are available to investors who are not fiduciary clients of Branch Banking and Trust Company and who are not otherwise eligible for Institutional Shares. Call the Distributor for more information (see back cover of this prospectus).

  Generally, expenses applicable to the Fund are allocated to each share class of the Fund on the basis of the relative net assets of each class. Expenses applicable to a particular share class, such as distribution and service (12b-
  1) fees, are borne solely by that share class.

  SHAREHOLDER INFORMATION


  PRICING OF FUND SHARES


  ---------------------------
  HOW NAV IS CALCULATED

  The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

                                       NAV =
                            Total Assets - Liabilities

                          -------------------------------
                                 Number of Shares
                                    Outstanding


  Generally, for Funds other than the Money Market Funds, you can find the Fund's NAV daily at www.wsj.com/free. NAV is calculated separately for each class of shares.

  ---------------------------

MONEY MARKET FUNDS


The per share net asset value ("NAV") of the Prime Money Market Fund and the U.S. Treasury Money Market Fund will be determined at 3:00 p.m. Eastern time on days the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of New York are open. The NAV for the National Tax-Free Money Market Fund will be determined at 12:00 p.m. Eastern time on days the NYSE and the Federal Reserve Bank of New York are open. On days when the Federal Reserve Bank of New York is closed, the Funds may elect to be open, in their discretion, if it is determined to be in shareholders' best interests. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received. This is what is known as the offering price.


Each Fund uses the amortized cost method of valuing its investments, which does not take into account unrealized gains or losses. For further information regarding the methods used in valuing the Fund's investments, please see the SAI.

OTHER FUNDS


Per share NAV for each Fund is determined and its shares are priced at the close of regular trading on the NYSE, normally at 4:00 p.m. Eastern time on days the Exchange is open. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.


Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund. This is what is known as the offering price. For further information regarding the methods used in valuing the Fund's investments, please see the SAI.


A Fund's securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by BB&T Funds' Pricing Committee (the "Pricing Committee") pursuant to procedures established by BB&T Funds' Board of Trustees. For further information regarding the methods used in valuing the Fund's investments, please see "Additional Information About the Funds -- Fair Value Pricing Policies."

  SHAREHOLDER INFORMATION


  PURCHASING AND ADDING TO YOUR SHARES


  You may purchase Institutional Shares of the Funds through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of customers of Branch Banking and Trust Company or one of its affiliates or other financial service providers approved by the Distributor.

  These parties are responsible for transmitting orders by close of business. Consult your investment representative or institution for specific information.

  All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, credit card convenience checks, cash, traveler's checks, cashier's checks and checks drawn on foreign currencies are not accepted. In addition, bank starter checks are not accepted for initial purchase into the Funds.

  ANTI-MONEY LAUNDERING PROGRAM

  The Fund's transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to refuse to open your account, to close your account or to take such other action as they deem reasonable or required by law.

  DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS -- REVENUE SHARING

  The Adviser and/or its affiliates may pay out of their own assets compensation to financial intermediaries for the sale and distribution of the Shares and/or for the servicing of the Shares. These additional cash and non-cash incentives, sometimes referred to as "revenue sharing arrangements" may take the form of (1) due diligence payments for a financial intermediary's examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial intermediary's list of mutual funds available for purchase by its clients; (3) marketing support fees for providing assistance in promoting the sale of Shares; (4) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; and (5) payments for the sale of shares and/or the maintenance of share balances. These payments, which may be different for different financial institutions, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

  DIVIDENDS AND DISTRIBUTIONS

  All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends for the Money Market Funds and the Bond Funds are declared daily and paid monthly. Income dividends for the Large Cap Fund, the Mid Cap Value Fund, and the Small Cap Fund are declared and paid monthly. The Mid Cap Growth Fund, the International Equity Fund, the Special Opportunities Equity Fund, the Equity Income Fund, and the Funds of Funds declare and pay income dividends quarterly. Capital gains are distributed at least annually.

  DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.

  ------------------------------------------------------------------------------
  AVOID TAX WITHHOLDING

  Each Fund is required to withhold a percentage of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number or have otherwise failed to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI and provide a correct Tax Identification Number (Social Security Number for most investors) on the account application.

  ------------------------------------------------------------------------------

  SHAREHOLDER INFORMATION


  SELLING YOUR SHARES

  You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its Transfer Agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. For more information, see section on "General Policies on Selling Shares" on page 105.

  -----------------------------------------------------------------------------

 WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

 As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

  -----------------------------------------------------------------------------


 INSTRUCTIONS FOR SELLING SHARES

 If selling your shares through a financial institution or your financial adviser or broker, you should inquire about redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

  BY TELEPHONE (UNLESS YOU HAVE DECLINED TELEPHONE SALES PRIVILEGES)

    1. Call 1-800-228-1872 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares -- Verifying Telephone Redemptions" on page 105).

  BY MAIL

    1. Call 1-800-228-1872 to request redemption forms or write a letter of instruction indicating:

       - your Fund and account number

       - amount you wish to redeem

       - address where your check should be sent

       - account owner signature

    2. Mail to: BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762.

  BY OVERNIGHT SERVICE (SEE "GENERAL POLICIES ON SELLING SHARES -- REDEMPTIONS IN WRITING REQUIRED" ON PAGE 105)

    1. See instruction 1 above for selling shares by mail.

    2. Mail to: BB&T Funds, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI
       02860.

  WIRE TRANSFER

  You must indicate this option on your application.

  The Fund will charge a $7 wire transfer fee for each wire transfer request. As of the date of this Prospectus, BB&T Funds has waived the $7 wire transfer fee. This waiver is voluntary and may be discontinued at any time. Note: Your financial institution may also charge a separate fee.

  Call 1-800-228-1872 to request a wire transfer.

  If you call by 4 p.m. Eastern time (3 p.m. Eastern time for the Prime Money Market Fund and U.S. Treasury Money Market Fund and 12 p.m. Eastern time for the National Tax-Free Money Market Fund), your payment will normally be wired to your bank on the next business day.

  ELECTRONIC REDEMPTIONS

  Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

  Your bank may charge for this service.

  Call 1-800-228-1872 to request an electronic redemption.

  If you call by 4 p.m. Eastern time (3 p.m. Eastern time for the Prime Money Market Fund and U.S. Treasury Fund and 12 p.m. Eastern time for the National Tax-Free Money Market Fund), the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

  SHAREHOLDER INFORMATION


  GENERAL POLICIES ON SELLING SHARES


  REDEMPTIONS IN WRITING REQUIRED

  You must request redemption in writing and obtain a Medallion signature guarantee if:

    - The check is not being mailed to the address on your account; or

    - The check is not being mailed to the address on your account; or

    - The check is not being made payable to the owner(s) of the account; or

    - Your account address has changed within the last ten business days; or

    - The redemption proceeds are being transferred to another Fund account with a different registration; or

    - The redemption proceeds are being wired to bank instructions currently not on your account.

  A Medallion signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any Medallion signature guarantee if it believes the transaction would otherwise be improper.

  VERIFYING TELEPHONE REDEMPTIONS

  The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges by the telephonic instructions or facsimile instructions, may be revoked at the discretion of the Funds without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.

  REDEMPTIONS WITHIN 15 BUSINESS DAYS OF INVESTMENT

  When you have made an investment by check, the proceeds of your redemption may be held up to 15 business days until the Transfer Agent is satisfied that the check has cleared. You can still avoid this delay by purchasing shares with a certified check or federal funds wire.

  POSTPONEMENT OF REDEMPTION REQUEST

  Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Funds your redemption request by regular mail or express mail.

  REDEMPTION IN KIND

  Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

  UNDELIVERABLE DISTRIBUTION CHECKS


  For any shareholder who chooses to receive distributions in cash:

  If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund at the current NAV.

  SHAREHOLDER INFORMATION


  EXCHANGING YOUR SHARES

  You can exchange your shares in one Fund for shares of the same class of another BB&T Fund, usually without paying additional sales charges (see "Notes on Exchanges"). You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Institutional Shares may also be exchanged for Class A Shares of the same Fund if you cease to be eligible to purchase Institutional Shares. Institutional Shares of each Fund may not be exchanged for Class B Shares or Class C Shares. No transaction fees are currently charged for exchanges. Furthermore, the exchange of Institutional Shares for Class A Shares will require payment of the sales charge unless the sales charge is waived. Please consult the Class A, Class B, and Class C Shares prospectus for more information.

  INSTRUCTIONS FOR EXCHANGING SHARES

  Exchanges may be made by sending a written request to BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762, or by calling 1-800-228-1872. Please provide the following information:

    - Your name and telephone number,

    - The exact name on your account and account number,

    - Taxpayer identification number (usually your Social Security number),

    - Dollar value or number of shares to be exchanged,

    - The name of the Fund from which the exchange is to be made, and

    - The name of the Fund into which the exchange is being made.

  See "Selling your Shares" on page 104 for important information about telephone transactions.

  NOTES ON EXCHANGES

    - When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

    - The registration and tax identification numbers of the two accounts must be identical.

    - The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days' notice to shareholders.

    - Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

  SHAREHOLDER INFORMATION



  MARKET TIMING POLICIES

  Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems.

  We will apply our policies and procedures consistently to all fund shareholders. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

  SHAREHOLDER INFORMATION


  DIVIDENDS, DISTRIBUTIONS AND TAXES

  Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

  DISTRIBUTIONS. Generally, for federal income tax purposes, Fund distributions of investment income (other than "exempt-interest dividends", described below) are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Additionally, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Long-term capital gains rates applicable to individuals have been reduced to 15%, with lower rates applicable to taxpayers in the 10% and 15% rates, for taxable years beginning before January 1, 2011. Neither the Bond Funds nor the Money Market Funds expect a significant portion of Fund distributions to be derived from qualified dividend income.

  Distributions are taxable whether you received them in cash or reinvested them in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Distributions of dividends and capital gains may be subject to state and local taxes as well.

  BB&T Funds will send you a statement each year showing the tax status of all your distributions. Capital gains are realized from time to time as by-products of ordinary investment activities. Distributions may vary considerably from year to year.

  SPECIAL CONSIDERATIONS FOR TAX-FREE BOND FUND AND NATIONAL TAX-FREE MONEY MARKET FUND SHAREHOLDERS. Distributions from the Tax-Free Bond Funds and the National Tax-Free Money Market Fund of "exempt-interest dividends" (that is, distributions of net income from tax-exempt securities that are properly designated by the Fund) generally will be exempt from federal regular income tax, but may be taxable for federal alternative minimum tax purposes (both for individual and corporate shareholders) and for state and local tax purposes. The Tax-Free Bond Funds and the National Tax-Free Money Market Fund generally expect most of their income dividends to be exempt-interest dividends. In the case of the Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, and West Virginia Intermediate Tax-Free Fund, dividend income is expected to be exempt from Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia income taxes, respectively. However, if you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Tax-Free Bond Funds may have on the federal taxation of your benefits. Distributions made by a Tax-Free Bond Fund or the National Tax-Free Money Market Fund from investments other than tax-exempt securities, whether such investments are made for defensive reasons or otherwise, may result in federal taxes (as described in the preceding subsection) and/or state income or other taxes.

  SPECIAL CONSIDERATIONS FOR FUND OF FUNDS SHAREHOLDERS. A Fund of Funds will not be able to offset gains realized by one Fund in which it invests against losses realized by another Fund in which it invests until it disposes of shares of the Fund that realized such losses. The use of a fund of funds structure could therefore affect the amount, timing and character of distributions to shareholders, and may increase the amount of taxes payable by shareholders.

  SHAREHOLDER INFORMATION


  SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF FUNDS INVESTING IN FOREIGN SECURITIES. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund's yield on those securities would be decreased. Foreign governments may also impose taxes on other payments or gains a Fund earns on these securities. Under normal circumstances, the International Equity Fund will be eligible to elect to "pass through" to its shareholders foreign income taxes that it pays. If the International Equity Fund makes that election, a shareholder must include its share of those taxes in gross income as a distribution from the Fund and will be allowed to claim a credit (or a deduction, if that shareholder itemizes deductions) for such amounts on its federal income tax return, subject to certain limitations. Shareholder in Funds other than the International Equity Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. (There are some exceptions, however; please consult your tax adviser for more information.) In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions, which could increase your tax liability.

  SALES, EXCHANGES AND REDEMPTIONS OF SHARES. Any gain resulting from the sale, exchange or redemption of your Fund shares (even if the income from which is tax exempt) will generally be subject to federal income tax. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

  GENERAL. Generally, the Funds' advisers (other than the advisers of the Tax-Free Bond Funds and the National Tax-Free Money Market Fund) do not consider taxes when deciding to buy or sell securities.

  The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax,) Shareholders are urged to consult with their tax advisers to determine the tax considerations that are relevant to their particular tax investments and tax situation, including possible state, local and foreign taxes.

  MORE INFORMATION ABOUT TAXES IS IN OUR SAI.


  ADDITIONAL INFORMATION ABOUT THE FUNDS

  FAIR VALUE PRICING POLICIES

  A Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the Pricing Committee will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis. In these situations, the Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund's net asset value price, which should eliminate the potential for arbitrage in a Fund.

  A "significant event" is one that occurred prior to a Fund's valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such "significant events" relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund's accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee.

  SHAREHOLDER INFORMATION


  DISCLOSURE OF PORTFOLIO HOLDINGS

  Information regarding the Funds' policies and procedures regarding the disclosure of portfolio holdings is contained in our Statement of Additional Information.

  INVESTMENT IN EXCHANGE-TRADED FUNDS

  The Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, Capital Manager Equity Fund, Total Return Bond Fund, Large Cap Fund, Small Cap Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Special Opportunities Fund, Equity Income Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, and West Virginia Intermediate Tax-Free Fund may each invest in index-based exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)*").

  * iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.

  iShares(R) is a registered investment company unaffiliated with the Funds that offers several series of securities, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. See "Additional Investment Strategies and Risks" for information regarding the risks associated with investment in an exchange-traded fund.

  Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. The Funds may invest in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met.

  HOUSEHOLDING

  In order to reduce shareholder expenses, we may, unless you instruct otherwise, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you do not wish to receive individual copies of these documents, please call 1-800-228-1872, or if your shares are held through a financial institution, please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

 [GRAPHIC]  OTHER INFORMATION ABOUT THE FUNDS


  FINANCIAL HIGHLIGHTS


  The Financial Highlights Table is intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Funds' independent registered public accounting firm. This report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.

  OTHER INFORMATION ABOUT THE FUNDS


  FINANCIAL HIGHLIGHTS
  CONTINUED




                                                          INVESTMENT ACTIVITIES                        DIVIDENDS
                                                 -------------------------------------- ---------------------------------------
                                                              NET REALIZED/
                                                            UNREALIZED GAINS
                                                               (LOSSES) ON                         NET REALIZED GAINS
                                       NET ASSET     NET     INVESTMENTS AND                         ON INVESTMENTS
                                         VALUE,  INVESTMENT      FOREIGN     TOTAL FROM     NET        AND FOREIGN
                                       BEGINNING   INCOME       CURRENCY     INVESTMENT INVESTMENT      CURRENCY        TOTAL
                                       OF PERIOD   (LOSS)     TRANSACTIONS   ACTIVITIES   INCOME      TRANSACTIONS    DIVIDENDS
                                       --------- ---------- ---------------- ---------- ---------- ------------------ ---------

  LARGE CAP FUND
  (formerly known as the Large Cap
  Value Fund)
    Year Ended September 30, 2006.....   $19.51      0.35(b)       2.31          2.66      (0.35)         (1.44)        (1.79)
    Year Ended September 30, 2005.....   $17.29      0.34          2.22          2.56      (0.34)            --         (0.34)
    Year Ended September 30, 2004.....   $14.90      0.26          2.39          2.65      (0.26)            --         (0.26)
    Year Ended September 30, 2003.....   $12.87      0.27          2.03          2.30      (0.27)            --         (0.27)
    Year Ended September 30, 2002.....   $16.82      0.22         (3.47)        (3.25)     (0.22)         (0.48)        (0.70)
  MID CAP VALUE FUND
    Year Ended September 30, 2006.....   $13.38      0.06(b)       1.62          1.68      (0.07)         (1.45)        (1.52)
    Year Ended September 30, 2005.....   $15.41      0.17(b)       3.05          3.22      (0.16)         (5.09)        (5.25)
    Year Ended September 30, 2004.....   $12.98      0.22(b)       2.42          2.64      (0.21)            --         (0.21)
    Year Ended September 30, 2003.....   $10.93      0.19(b)       2.04          2.23      (0.18)            --         (0.18)
    Year Ended September 30, 2002.....   $13.12      0.20         (1.04)        (0.84)     (0.20)         (1.15)        (1.35)
  MID CAP GROWTH FUND
    Year Ended September 30, 2006.....   $14.51      0.02(b)       0.02(i)       0.04      (0.04)         (1.42)        (1.46)
    Year Ended September 30, 2005.....   $11.40     (0.06)(b)      3.31          3.25         --          (0.14)        (0.14)
    Year Ended September 30, 2004.....   $10.22     (0.08)         1.26          1.18         --             --            --
    Year Ended September 30, 2003.....   $ 8.36     (0.06)         1.92          1.86         --             --            --
    Year Ended September 30, 2002.....   $10.10     (0.06)        (1.05)        (1.11)        --          (0.63)        (0.63)
  SMALL CAP FUND
    Year Ended September 30, 2006.....   $16.44      0.05(b)       1.05          1.10      (0.05)         (2.30)        (2.35)
    Year Ended September 30, 2005.....   $14.23      0.16(b)       2.62          2.78      (0.15)         (0.42)        (0.57)
    Year Ended September 30, 2004.....   $11.44      0.02(b)       2.91          2.93      (0.02)         (0.12)        (0.14)
    May 19, 2003 to September 30, 2003
    (a)...............................   $10.00     (0.01)(b)      1.45          1.44         --(f)          --            --(f)
  INTERNATIONAL EQUITY FUND
    Year Ended September 30, 2006.....   $ 9.72      0.18(b)       1.50          1.68      (0.17)            --         (0.17)
    Year Ended September 30, 2005.....   $ 8.24      0.12(b)       1.49          1.61      (0.13)            --         (0.13)
    Year Ended September 30, 2004.....   $ 6.98      0.10(b)       1.26          1.36      (0.10)            --         (0.10)
    Year Ended September 30, 2003.....   $ 6.41      0.05(b)       0.57          0.62      (0.05)            --         (0.05)
    Year Ended September 30, 2002.....   $ 7.53        --         (1.12)        (1.12)        --(f)          --            --(f)
  SPECIAL OPPORTUNITIES EQUITY FUND
    Year Ended September 30, 2006.....   $15.65        --(f)       1.71          1.71         --          (0.79)        (0.79)
    Year Ended September 30, 2005.....   $13.12     (0.03)         2.68          2.65         --          (0.12)        (0.12)
    Year Ended September 30, 2004.....   $10.53     (0.05)         2.72          2.67         --          (0.08)        (0.08)
    June 2, 2003 to September 30, 2003
    (a)...............................   $10.00        --(f)       0.53          0.53         --(f)          --            --(f)
  EQUITY INCOME FUND
    Year Ended September 30, 2006.....   $12.10      0.32          1.57          1.89      (0.35)         (0.27)        (0.62)
    Year Ended September 30, 2005.....   $10.35      0.28          1.76          2.04      (0.27)         (0.02)        (0.29)
    June 30, 2004 to September 30,
    2004 (a)..........................   $10.00      0.05(b)       0.34          0.39      (0.04)            --         (0.04)
  SHORT U.S. GOVERNMENT FUND
    Year Ended September 30, 2006.....   $ 9.51      0.30(b)       0.01(i)       0.31      (0.33)            --         (0.33)
    Year Ended September 30, 2005.....   $ 9.71      0.25         (0.13)         0.12      (0.32)            --         (0.32)
    Year Ended September 30, 2004.....   $ 9.90      0.20         (0.11)         0.09      (0.28)            --         (0.28)
    Year Ended September 30, 2003.....   $10.09      0.29         (0.11)         0.18      (0.37)            --         (0.37)
    Year Ended September 30, 2002.....   $10.05      0.45(c)       0.06(c)       0.51      (0.47)            --         (0.47)
  INTERMEDIATE U.S. GOVERNMENT FUND
    Year Ended September 30, 2006.....   $10.03      0.44(b)      (0.13)         0.31      (0.44)            --         (0.44)
    Year Ended September 30, 2005.....   $10.25      0.37(b)      (0.13)         0.24      (0.41)         (0.05)        (0.46)
    Year Ended September 30, 2004.....   $10.58      0.34         (0.18)         0.16      (0.36)         (0.13)        (0.49)
    Year Ended September 30, 2003.....   $10.78      0.37         (0.07)         0.30      (0.41)         (0.09)        (0.50)
    Year Ended September 30, 2002.....   $10.39      0.49(d)       0.42(d)       0.91      (0.52)            --         (0.52)
  TOTAL RETURN BOND FUND
    Year Ended September 30, 2006.....   $10.32      0.45(b)      (0.13)         0.32      (0.46)         (0.05)        (0.51)
    Year Ended September 30, 2005.....   $10.59      0.39(b)      (0.16)         0.23      (0.47)         (0.03)        (0.50)
    Year Ended September 30, 2004.....   $10.72      0.44         (0.08)         0.36      (0.49)            --         (0.49)
    Year Ended September 30, 2003.....   $10.33      0.49          0.41          0.90      (0.51)            --         (0.51)
    Year Ended September 30, 2002.....   $10.56      0.55(e)      (0.04)(e)      0.51      (0.57)         (0.17)        (0.74)



  -------
  * During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.


  ** Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.



  (a)  Period from commencement of operations.


  (b) Per share net investment income (loss) has been calculated using the average daily shares method.


  (c) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.49, $0.02, and 4.65%, respectively.

                                                      INSTITUTIONAL SHARES







                                                                RATIOS/SUPPLEMENTARY DATA
                                  -------------------------------------------------------------------------------------
                                                                       RATIO OF
      NET ASSET                   NET ASSETS,     RATIO OF NET      NET INVESTMENT        RATIO OF
        VALUE,                       END OF        EXPENSES TO     INCOME (LOSS) TO     EXPENSES TO
        END OF        TOTAL          PERIOD        AVERAGE NET        AVERAGE NET       AVERAGE NET        PORTFOLIO
        PERIOD      RETURN(G)        (000)          ASSETS(H)          ASSETS(H)         ASSETS*(H)     TURNOVER RATE**
      ---------     ---------     -----------     ------------     ----------------     -----------     ---------------



        $20.38         14.59%       $660,667          0.89%               1.80%             0.93%            34.83%
        $19.51         14.92%       $605,493          0.89%               1.82%             0.99%            19.50%
        $17.29         17.86%       $620,186          0.95%               1.58%             1.06%            16.40%
        $14.90         17.98%       $475,289          0.92%               1.90%             1.06%            18.89%
        $12.87        (20.33)%      $319,971          0.98%               1.37%             1.12%            23.02%

        $13.54         13.52%       $209,685          0.89%               0.48%             0.93%            53.92%
        $13.38         21.14%       $172,295          0.89%               1.02%             0.99%           126.99%
        $15.41         20.44%       $182,791          0.98%               1.47%             1.10%            19.17%
        $12.98         20.60%       $142,280          0.95%               1.57%             1.10%            18.28%
        $10.93         (8.01)%      $ 85,013          0.90%               1.54%             1.13%            18.20%

        $13.09         (0.15)%      $132,677          0.89%               0.17%             0.94%           140.90%
        $14.51         28.73%       $126,785          0.91%              (0.46)%            1.01%            92.74%
        $11.40         11.55%       $118,012          1.00%              (0.65)%            1.11%           138.61%
        $10.22         22.25%       $100,226          0.95%              (0.72)%            1.12%           125.97%
        $ 8.36        (12.26)%      $ 69,975          0.89%              (0.62)%            1.17%           117.06%

        $15.19          7.23%       $110,722          1.02%               0.30%             1.26%            43.25%
        $16.44         19.99%       $ 61,046          1.05%               1.07%             1.28%             8.39%
        $14.23         25.78%       $ 66,802          1.26%               0.15%             1.42%            11.25%
        $11.44         14.43%       $ 43,462          1.69%              (0.17)%            1.69%            48.84%

        $11.23         17.38%       $253,690          1.15%               1.68%             1.25%            36.22%
        $ 9.72         19.61%       $229,406          1.20%               1.34%             1.33%            44.96%
        $ 8.24         19.48%       $233,275          1.32%               1.30%             1.42%            50.68%
        $ 6.98          9.72%       $187,315          1.40%               0.78%             1.41%           199.78%
        $ 6.41        (14.85)%      $123,330          1.43%               0.03%             1.43%            95.86%

        $16.57         11.50%       $ 67,232          1.03%              (0.02)%            1.03%            58.01%
        $15.65         20.29%       $ 60,823          1.06%              (0.18)%            1.08%            30.38%
        $13.12         25.44%       $ 39,816          1.12%              (0.49)%            1.32%            32.06%
        $10.53          5.31%       $ 26,360          0.82%              (0.11)%            1.64%            13.24%

        $13.37         16.04%       $ 35,205          0.95%               2.55%             0.95%            45.38%
        $12.10         19.88%       $ 30,588          0.90%               2.62%             1.12%            39.65%
        $10.35          3.94%       $ 21,128          1.29%               1.91%             1.63%             1.65%

        $ 9.49          3.37%       $ 66,371          0.64%               3.21%             0.79%            98.08%
        $ 9.51          1.21%       $155,786          0.66%               2.64%             0.84%            33.67%
        $ 9.71          0.96%       $195,920          0.74%               2.10%             0.91%            62.59%
        $ 9.90          1.78%       $199,980          0.76%               2.81%             0.91%            93.86%
        $10.09          5.27%       $181,797          0.78%               4.30%(c)          0.93%            73.93%

        $ 9.90          3.23%       $252,402          0.67%               4.45%             0.79%           127.13%
        $10.03          2.34%       $539,038          0.70%               3.67%             0.83%           107.04%
        $10.25          1.56%       $534,682          0.80%               3.15%             0.92%            98.35%
        $10.58          2.88%       $447,665          0.82%               3.43%             0.92%           209.07%
        $10.78          9.11%       $340,231          0.85%               4.81%(d)          0.95%            79.36%

        $10.13          3.30%       $367,353          0.67%               4.42%             0.79%           226.36%
        $10.32          2.23%       $461,749          0.71%               3.87%             0.83%           173.74%
        $10.59          3.47%       $272,749          0.82%               4.09%             0.94%            31.95%
        $10.72          8.95%       $215,000          0.83%               4.61%             0.94%            43.98%
        $10.33          5.19%       $142,509          0.83%               5.42%(e)          0.98%            69.15%



  -------
  (d) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.51, $0.40, and 4.99%, respectively.

  (e) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.56, $(0.05), and 5.54%, respectively.

  (f)  Amount is less than $0.005.

  (g)  Not Annualized for periods less than one year.

  (h)  Annualized for periods less than one year.

  (i) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

  OTHER INFORMATION ABOUT THE FUNDS


  FINANCIAL HIGHLIGHTS
  CONTINUED


                                                             Investment Activities                         Dividends
                                                ---------------------------------------------- --------------------------------

                                      NET ASSET     NET                                                       NET
                                        VALUE,  INVESTMENT NET REALIZED/ UNREALIZED TOTAL FROM     NET      REALIZED
                                      BEGINNING   INCOME         GAIN (LOSSES)      INVESTMENT INVESTMENT   GAINS ON    TOTAL
                                      OF PERIOD   (LOSS)        ON INVESTMENTS      ACTIVITIES   INCOME   INVESTMENTS DIVIDENDS
                                      --------- ---------- ------------------------ ---------- ---------- ----------- ---------

  KENTUCKY INTERMEDIATE TAX-FREE FUND
    Year Ended September 30, 2006....   $10.04      0.33              0.07              0.40      (0.33)        --      (0.33)
    Year Ended September 30, 2005....   $10.20      0.29(b)          (0.16)             0.13      (0.29)        --      (0.29)
    Year Ended September 30, 2004....   $10.22      0.28(b)          (0.02)             0.26      (0.28)        --      (0.28)
    February 24, 2003 to September
    30, 2003 (a).....................   $10.00      0.16(b)           0.20              0.36      (0.14)        --      (0.14)
  MARYLAND INTERMEDIATE TAX-FREE FUND
    Year Ended September 30, 2006....   $10.04      0.31              0.09              0.40      (0.31)        --      (0.31)
    Year Ended September 30, 2005....   $10.16      0.28(b)          (0.12)             0.16      (0.28)        --      (0.28)
    Year Ended September 30, 2004....   $10.16      0.25                --(c)           0.25      (0.25)        --      (0.25)
    February 24, 2003 to September
    30, 2003 (a).....................   $10.00      0.13              0.16              0.29      (0.13)        --      (0.13)
  NORTH CAROLINA INTERMEDIATE TAX-
  FREE FUND
    Year Ended September 30, 2006....   $10.46      0.39                --(c)           0.39      (0.38)     (0.09)     (0.47)
    Year Ended September 30, 2005....   $10.66      0.38             (0.19)             0.19      (0.37)     (0.02)     (0.39)
    Year Ended September 30, 2004....   $10.81      0.35             (0.12)             0.23      (0.34)     (0.04)     (0.38)
    Year Ended September 30, 2003....   $10.86      0.35             (0.01)             0.34      (0.35)     (0.04)     (0.39)
    Year Ended September 30, 2002....   $10.54      0.38              0.39              0.77      (0.37)     (0.08)     (0.45)
  SOUTH CAROLINA INTERMEDIATE TAX-
  FREE FUND
    Year Ended September 30, 2006....   $10.47      0.37                --(c)           0.37      (0.37)     (0.18)     (0.55)
    Year Ended September 30, 2005....   $10.74      0.36             (0.19)             0.17      (0.36)     (0.08)     (0.44)
    Year Ended September 30, 2004....   $10.81      0.35             (0.06)             0.29      (0.35)     (0.01)     (0.36)
    Year Ended September 30, 2003....   $10.81      0.35                --(c)           0.35      (0.35)        --      (0.35)
    Year Ended September 30, 2002....   $10.39      0.39              0.41              0.80      (0.38)        --      (0.38)
  VIRGINIA INTERMEDIATE TAX-FREE FUND
    Year Ended September 30, 2006....   $11.49      0.42             (0.04)             0.38      (0.42)     (0.06)     (0.48)
    Year Ended September 30, 2005....   $11.74      0.42             (0.23)             0.19      (0.42)     (0.02)     (0.44)
    Year Ended September 30, 2004....   $11.95      0.40             (0.13)             0.27      (0.40)     (0.08)     (0.48)
    Year Ended September 30, 2003....   $11.99      0.39                --(c)           0.39      (0.39)     (0.04)     (0.43)
    Year Ended September 30, 2002....   $11.57      0.43              0.41              0.84      (0.42)        --      (0.42)
  WEST VIRGINIA INTERMEDIATE TAX-FREE
  FUND
    Year Ended September 30, 2006....   $ 9.86      0.40             (0.01)             0.39      (0.39)     (0.06      (0.45)
    Year Ended September 30, 2005....   $10.09      0.37(b)          (0.15)             0.22      (0.37)     (0.08)     (0.45)
    Year Ended September 30, 2004....   $10.21      0.36             (0.09)             0.27      (0.35)     (0.04)     (0.39)
    Year Ended September 30, 2003....   $10.35      0.35              0.02              0.37      (0.35)     (0.16)     (0.51)
    Year Ended September 30, 2002....   $10.02      0.41              0.34              0.75      (0.40)     (0.02)     (0.42)
  NATIONAL TAX-FREE MONEY-MARKET FUND
    August 1, 2006 to September 30,
    2006 (a).........................   $ 1.00      0.01                --              0.01      (0.01)        --      (0.01)
  PRIME MONEY MARKET FUND
    Year Ended September 30, 2006....   $ 1.00      0.04                --(c)           0.04      (0.04)        --      (0.04)
    Year Ended September 30, 2005....   $ 1.00      0.02                --(c)           0.02      (0.02)        --      (0.02)
    Year Ended September 30, 2004....   $ 1.00      0.01                --              0.01      (0.01)        --      (0.01)
    Year Ended September 30, 2003....   $ 1.00      0.01                --              0.01      (0.01)        --      (0.01)
    Year Ended September 30, 2002....   $ 1.00      0.02                --(c)           0.02      (0.02)        --      (0.02)
  U.S. TREASURY MONEY MARKET FUND
    Year Ended September 30, 2006....   $ 1.00      0.04                --              0.04      (0.04)        --      (0.04)
    Year Ended September 30, 2005....   $ 1.00      0.02                --              0.02      (0.02)        --      (0.02)
    Year Ended September 30, 2004....   $ 1.00      0.01                --              0.01      (0.01)        --      (0.01)
    Year Ended September 30, 2003....   $ 1.00      0.01                --              0.01      (0.01)        --      (0.01)
    Year Ended September 30, 2002....   $ 1.00      0.02                --              0.02      (0.02)        --      (0.02)
  CAPITAL MANAGER CONSERVATIVE GROWTH
  FUND***
    Year Ended September 30, 2006....   $ 9.83      0.33(b)           0.24              0.57      (0.36)        --      (0.36)
    Year Ended September 30, 2005....   $ 9.36      0.26              0.46              0.72      (0.25)        --      (0.25)
    Year Ended September 30, 2004....   $ 8.90      0.18(b)           0.46              0.64      (0.18)        --      (0.18)
    Year Ended September 30, 2003....   $ 8.33      0.18              0.61              0.79      (0.18)     (0.04)     (0.22)
    Year Ended September 30, 2002....   $ 9.17      0.22             (0.66)            (0.44)     (0.22)     (0.18)     (0.40)
  CAPITAL MANAGER MODERATE GROWTH
  FUND***
    Year Ended September 30, 2006....   $ 9.83      0.27(b)           0.43              0.70      (0.28)        --      (0.28)
    Year Ended September 30, 2005....   $ 9.04      0.19(b)           0.77              0.96      (0.17)        --      (0.17)
    Year Ended September 30, 2004....   $ 8.30      0.10(b)           0.74              0.84      (0.10)        --      (0.10)
    Year Ended September 30, 2003....   $ 7.47      0.10              0.82              0.92      (0.08)     (0.01)     (0.09)
    Year Ended September 30, 2002....   $ 8.82      0.14             (0.99)            (0.85)     (0.13)     (0.37)     (0.50)
  CAPITAL MANAGER GROWTH FUND***
    Year Ended September 30, 2006....   $ 9.69      0.22(b)           0.57              0.79      (0.24)        --      (0.24)
    Year Ended September 30, 2005....   $ 8.70      0.15(b)           0.97              1.12      (0.13)        --      (0.13)
    Year Ended September 30, 2004....   $ 7.81      0.07(b)           0.88              0.95      (0.06)        --      (0.06)
    Year Ended September 30, 2003....   $ 6.87      0.06(b)           0.93              0.99      (0.05)        --      (0.05)
    Year Ended September 30, 2002....   $ 8.46      0.05             (1.20)            (1.15)     (0.04)     (0.40)     (0.44)
  CAPITAL MANAGER EQUITY FUND***
    Year Ended September 30, 2006....   $11.02      0.20(b)           0.84              1.04      (0.22)     (0.19)     (0.41)
    Year Ended September 30, 2005....   $ 9.64      0.12(b)           1.34              1.46      (0.08)        --      (0.08)
    Year Ended September 30, 2004....   $ 8.49      0.04(b)           1.14              1.18      (0.03)        --      (0.03)
    Year Ended September 30, 2003....   $ 7.39      0.02(b)           1.15              1.17      (0.02)     (0.05)     (0.07)
    Year Ended September 30, 2002....   $ 8.97     (0.01)            (1.57)            (1.58)        --(c)      --         --(c)



  -------
  * During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
  ** Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
  *** The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
  (a)  Period from commencement of operations.
  (b) Per share net investment income (loss) has been calculated using the average daily shares method.

                                                      INSTITUTIONAL SHARES








                                                                    RATIOS/SUPPLEMENTARY DATA
                                       ----------------------------------------------------------------------------------
                                                                         RATIO OF NET
          NET ASSET                    NET ASSETS,     RATIO OF NET       INVESTMENT        RATIO OF
            VALUE,                        END OF        EXPENSES TO     INCOME (LOSS)     EXPENSES TO
            END OF         TOTAL          PERIOD        AVERAGE NET       TO AVERAGE      AVERAGE NET        PORTFOLIO
            PERIOD       RETURN(D)        (000)          ASSETS(E)      NET ASSETS(E)      ASSETS*(E)     TURNOVER RATE**
         -----------     ---------     -----------     ------------     -------------     -----------     ---------------


         $10.11              4.04%       $ 11,175          0.66%             3.26%           0.87%              64.55%
         $10.04              1.28%       $ 15,569          0.68%             2.87%           0.97%              37.50%
         $10.20              2.61%       $ 13,441          0.63%             2.78%           1.07%              24.78%
         $10.22              3.63%       $ 14,759          0.53%             2.56%           1.23%              42.87%

         $10.13              4.10%       $  8,003          0.60%             3.13%           0.90%             219.80%
         $10.04              1.60%       $ 10,084          0.58%             2.78%           1.03%              44.67%
         $10.16              2.52%       $  9,108          0.60%             2.47%           1.23%              55.18%
         $10.16              2.93%       $  4,897          0.61%             2.27%           1.65%              40.16%

         $10.38              3.84%       $ 87,854          0.65%             3.70%           0.80%              94.95%
         $10.46              1.80%       $ 93,418          0.68%             3.51%           0.86%              60.84%
         $10.66              2.15%       $ 96,738          0.75%             3.18%           0.92%              67.80%
         $10.81              3.19%       $ 95,613          0.77%             3.26%           0.92%              44.56%
         $10.86              7.62%       $ 93,856          0.78%             3.57%           0.93%              20.39%

         $10.29              3.66%       $ 15,426          0.69%             3.58%           0.86%              80.24%
         $10.47              1.62%       $ 16,468          0.71%             3.44%           0.93%              56.03%
         $10.74              2.77%       $ 17,488          0.75%             3.26%           0.94%              32.63%
         $10.81              3.35%       $ 18,297          0.72%             3.31%           0.93%              32.04%
         $10.81              7.94%       $ 17,960          0.67%             3.70%           0.97%              21.81%

         $11.39              3.49%       $ 65,652          0.65%             3.80%           0.80%              76.53%
         $11.49              1.66%       $ 67,579          0.68%             3.60%           0.86%              48.04%
         $11.74              2.29%       $ 68,786          0.76%             3.37%           0.93%              45.07%
         $11.95              3.31%       $ 77,577          0.78%             3.28%           0.92%              34.17%
         $11.99              7.48%       $ 81,683          0.78%             3.66%           0.93%              13.12%

         $ 9.80              4.10%       $ 50,916          0.65%             4.03%           0.65%              50.14%
         $ 9.86              2.22%       $ 55,662          0.68%             3.74%           0.72%              32.10%
         $10.09              2.76%       $ 63,518          0.76%             3.49%           0.78%              16.24%
         $10.21              3.77%       $ 79,361          0.73%             3.48%           0.76%              25.59%
         $10.35              7.78%       $ 78,170          0.72%             4.04%           0.82%              61.44%

         $ 1.00              0.53%       $ 95,757          0.40%             3.14%           0.79%                 --

         $ 1.00              4.38%       $731,616          0.48%             4.34%           0.59%                 --
         $ 1.00              2.34%       $510,941          0.49%             2.31%           0.63%                 --
         $ 1.00              0.70%       $529,849          0.57%             0.69%           0.70%                 --
         $ 1.00              0.87%       $667,534          0.60%             0.86%           0.69%                 --
         $ 1.00              1.61%       $532,465          0.64%             1.54%           0.71%                 --

         $ 1.00              4.15%       $481,484          0.46%             4.04%           0.59%                 --
         $ 1.00              2.11%       $592,736          0.48%             2.02%           0.64%                 --
         $ 1.00              0.54%       $926,162          0.57%             0.53%           0.71%                 --
         $ 1.00              0.67%       $838,022          0.61%             0.67%           0.70%                 --
         $ 1.00              1.40%       $915,013          0.65%             1.35%           0.72%                 --

         $10.04              5.87%       $ 47,046          0.08%             3.35%           0.45%               5.69%
         $ 9.83              7.70%       $ 71,796          0.20%             2.64%           0.51%              52.50%
         $ 9.36              7.16%       $ 67,925          0.44%             1.93%           0.64%               2.47%
         $ 8.90              9.55%       $ 31,748          0.53%             2.09%           0.73%              33.03%
         $ 8.33             (5.05)%      $ 26,347          0.54%             2.47%           0.74%               6.29%

         $10.25              7.33%       $ 25,699          0.10%             2.65%           0.47%               7.33%
         $ 9.83             10.69%       $ 43,353          0.23%             2.01%           0.56%              37.83%
         $ 9.04             10.12%       $ 33,971          0.49%             1.17%           0.69%               0.17%
         $ 8.30             12.40%       $ 26,168          0.50%             1.35%           0.70%              21.46%
         $ 7.47            (10.55)%      $ 20,977          0.58%             1.48%           0.78%              14.56%

         $10.24              8.22%       $ 20,243          0.11%             2.24%           0.48%               6.26%
         $ 9.69             12.89%       $ 37,546          0.23%             1.60%           0.57%              26.22%
         $ 8.70             12.10%       $ 28,660          0.50%             0.77%           0.73%               0.19%
         $ 7.81             14.49%       $ 21,484          0.56%             0.82%           0.76%              17.80%
         $ 6.87            (14.61)%      $ 17,981          0.62%             0.63%           0.82%               8.38%

         $11.65              9.66%       $ 14,837          0.11%             1.75%           0.47%               1.48%
         $11.02             15.23%       $ 25,802          0.22%             1.10%           0.58%               2.14%
         $ 9.64             13.87%       $ 21,051          0.52%             0.42%           0.81%               3.10%
         $ 8.49             15.82%       $ 16,077          0.70%             0.29%           0.90%               8.30%
         $ 7.39            (17.61)%      $ 11,352          0.83%            (0.15)%          1.03%               5.75%



-------
(c)  Amount is less than $0.005.

(d)  Not Annualized for periods less than one year.

(e)  Annualized for periods less than one year.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

  You can get free copies of annual and semi-annual reports and the SAI, prospectuses of other members of the BB&T Funds Family, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund. Or contact the Fund at:

                                   BB&T Funds
                                  P.O. Box 9762
                            Providence, RI 02940-9762
                            Telephone: 1-800-228-1872
                       Internet: http://www.bbtfunds.com*

* The Funds' website is not a part of this Prospectus.

You can review the Fund's annual and semi-annual reports and SAIs at the Public Reference Room of the Securities and Exchange Commission (for information call 1-202-551-8090). You can get text-only copies:

  - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or by electronic request: publicinfo@sec.gov.

  - Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-06719.

BB&T-PRO-INST-0407

                                [BB&T Funds Logo]

                                   PROSPECTUS

                             PRIME MONEY MARKET FUND

                                 CLASS A SHARES

                                FEBRUARY 1, 2007
                           (as revised April 23, 2007)

                                   QUESTIONS?
                               Call 1-800-228-1872
                        or your investment representative

The Securities and Exchange Commission has not approved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

BB&T FUNDS           TABLE OF CONTENTS




                      [ICON]    RISK/RETURN SUMMARY AND FUND EXPENSES
------------------------------------------------------------------------------
Carefully review                   3  Overview
this important                     4  Prime Money Market Fund
section, which
summarizes the
Fund's investments,
risks, past
performance, and
fees.

                      [ICON]    ADDITIONAL INVESTMENT STRATEGIES AND RISKS
------------------------------------------------------------------------------
Review this section               11  Prime Money Market Fund
for information on                11  Investment Practices
investment                        14  Investment Risks
strategies and their
risks.

                      [ICON]    FUND MANAGEMENT
------------------------------------------------------------------------------
Review this section               17  The Investment Adviser
for details on the                18  The Investment Sub-Adviser
people and                        18  The Distributor and Administrator
organizations who
oversee the Funds.

                      [ICON]    SHAREHOLDER INFORMATION
------------------------------------------------------------------------------
Review this section               19  Choosing a Share Class
for details on how                20  Pricing of Fund Shares
shares are valued,                21  Purchasing and Adding to Your Shares
how to purchase,                  25  Selling Your Shares
sell and exchange                 27  General Policies on Selling Shares
shares, related                   29  Distribution Arrangements/Sales Charges
charges and payments              29  Distribution and Service (12b-1) Fees
of dividends and                  30  Exchanging Your Shares
distributions.                    30  Market Timing Policies
                                  31  Dividends, Distributions and Taxes
                                  32  Additional Information About the Funds

                      [ICON]    OTHER INFORMATION ABOUT THE FUND
------------------------------------------------------------------------------
                                  34  Financial Highlights

                      [ICON]    BACK COVER
------------------------------------------------------------------------------
                                      Other Information About the Fund

 [ICON]  RISK/RETURN SUMMARY AND FUND EXPENSES      OVERVIEW




THE FUNDS        BB&T Funds is a mutual fund family that offers
                 different classes of shares in separate investment
                 portfolios ("Funds"). The Funds have individual
                 investment goals and strategies. This prospectus
                 gives you important information about the Class A
                 Shares of the BB&T Prime Money Market Fund that
                 you should know before investing. Please read this
                 prospectus and keep it for future reference.

                 The Fund in this prospectus is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities like stocks and bonds. Before you look at specific Funds, you should know a few general basics about investing in mutual funds.

                 The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies or government units. These price movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets where these securities trade.

                 LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON
                 YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A
                 FUND IS NOT A DEPOSIT OR AN OBLIGATION OF BRANCH
                 BANKING AND TRUST COMPANY, BB&T CORPORATION, THEIR
                 AFFILIATES, OR ANY BANK. IT IS NOT INSURED BY THE
                 FDIC OR ANY GOVERNMENT AGENCY.

                 Each Fund has its own investment goal and strategies for reaching that goal. However, it cannot be guaranteed that a Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

                 The portfolio manager invests each Fund's assets in a way that the manager believes will help the Fund achieve its goal. A manager's judgments about the stock markets, economy and companies, or selecting investments may cause a Fund to underperform other funds with similar objectives.

  RISK/RETURN SUMMARY AND FUND EXPENSES                           OVERVIEW


                  PRIME MONEY MARKET FUND



                 The Fund seeks current income with liquidity and stability of principal by investing primarily in short-term debt securities. The Fund seeks to maintain a stable price of $1.00 per share.


WHO MAY WANT TO  Consider investing in this Fund if you are:
INVEST

                   - seeking preservation of capital

                   - investing short-term reserves

                   - willing to accept lower potential returns in
                     exchange for a higher degree of safety


                 This Fund may not be appropriate if you are:

                   - seeking high total return

                   - pursuing a long-term goal or investing for
                     retirement

                                                                     PRIME MONEY
RISK/RETURN SUMMARY AND FUND EXPENSES                                MARKET FUND


                  RISK/RETURN SUMMARY




INVESTMENT       The Fund seeks to provide as high a level of
OBJECTIVE        current interest income as is consistent with
                 maintaining liquidity and stability of principal.

PRINCIPAL        To pursue this goal, the Fund invests only in U.S.
INVESTMENT       dollar-denominated, "high-quality" short-term debt
STRATEGIES       securities, including the following:

                   - Obligations issued or supported by the credit
                     of U.S. or foreign banks or savings
                     institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

                   - "High quality" commercial paper and other
                     obligations issued or guaranteed by U.S. and foreign corporations and other issuers, including corporate debt securities that the issuer or a third party, such as a dealer or bank, must repay on demand;

                   - Asset-backed securities;

                   - Securities issued or guaranteed as to
                     principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts;

                   - Securities issued or guaranteed by foreign
                     governments or their political subdivisions, agencies or instrumentalities;

                   - Funding agreements issued by highly-rated U.S.
                     insurance companies;

                   - Securities issued or guaranteed by state or
                     local government bodies; and

                   - Repurchase agreements relating to the above
                     instruments.

                 "High-quality" debt securities are those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two NRSROs (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's
                 Corporation and "P-1" or "P-2" by Moody's
                 Investors Service, Inc.); or (ii) are single rated and have received one of the two highest short-term ratings by an NRSRO; or (iii) if unrated, are determined by the Sub-Adviser to be of comparable quality.

                                                                     PRIME MONEY
RISK/RETURN SUMMARY AND FUND EXPENSES                                MARKET FUND


                  RISK/RETURN SUMMARY
                  CONTINUED



                 When selecting securities for the Fund's portfolio, the portfolio manager first considers safety of principal and the quality of an investment. The portfolio manager then focuses on generating a high level of income. The portfolio manager generally evaluates investments based on interest rate sensitivity, selecting those securities whose maturities fit the Fund's interest rate sensitivity target and which the portfolio manager believes to be the best relative values.

                 The Fund will maintain an average weighted portfolio maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.

                 For a more complete description of the securities in which the Fund may invest, please see
                 Additional Investment Strategies and Risks on page
                 11 or consult the Statement of Additional
                 Information ("SAI").


PRINCIPAL        Your investment in the Fund may be subject to the
INVESTMENT       following principal risks:
RISKS

                 INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates. Interest rate risk is generally high for longer-term debt securities and low for shorter-term debt securities.

                 CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds. The lower a security's rating, the greater its credit risk.


                 PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

                                                                     PRIME MONEY
RISK/RETURN SUMMARY AND FUND EXPENSES                                MARKET FUND


                  RISK/RETURN SUMMARY
                  CONTINUED




                 FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by myriad factors, including social, economic or political instability.

                 For more information about these risks, please see
                 Additional Investment Strategies and Risks on page
                 11.

                 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN
                 OBLIGATION OF BRANCH BANKING AND TRUST COMPANY,
                 BB&T CORPORATION, THEIR AFFILIATES, OR ANY BANK,
                 AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL
                 DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                 GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO
                 PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER
                 SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING
                 IN THE FUND.

                                                                     PRIME MONEY
RISK/RETURN SUMMARY AND FUND EXPENSES                                MARKET FUND


  The chart and table on this page show how the Prime Money Market Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it shows the Fund's performance over time. Of course, past performance does not indicate how the Fund will perform in the future.


PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES(1)

(in percents)





1998                        4.86
99                          4.49
2000                        5.61
01                          3.88
02                          0.98
03                          0.36
04                          0.65
05                          2.40
06                          4.20



The performance information shown above is based on a calendar year.

  Best quarter:  1.46% 12/31/00
  Worst quarter:  0.06%  9/30/03

                  AVERAGE ANNUAL TOTAL RETURNS
                  (for the periods ended
                  December 31, 2006)(1)



                                    1        5        SINCE
                                   YEAR    YEARS    INCEPTION


                                  ----------------------------
 CLASS A SHARES                                      10/1/97
                                  ----------------------------
    PRIME MONEY MARKET FUND       4.20%    1.71%       3.03%
--------------------------------------------------------------



(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

As of December 31, 2006, the Fund's 7-day yield for Class A Shares was 4.43%. Without fee waivers and expense reimbursements, the Fund's yield would have been 4.32% for this time period. For current yield information on the Fund, call 1-800-228-1872. The Fund's yield appears in The Wall Street Journal each Thursday.

                                                                     PRIME MONEY
RISK/RETURN SUMMARY AND FUND EXPENSES                                MARKET FUND


  As an investor in the Prime Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.


                                FEES AND EXPENSES





SHAREHOLDER TRANSACTION EXPENSES (FEES PAID BY YOU    CLASS A
DIRECTLY)(1)                                           SHARES
Maximum Sales Charge (load) on Purchases                 None
-------------------------------------------------------------
Maximum Deferred Sales Charge (load)                     None
-------------------------------------------------------------
Redemption Fee(2)                                        None

ANNUAL FUND OPERATING EXPENSES (FEES PAID FROM        CLASS A
FUND ASSETS)                                           SHARES
Management Fee(3)                                       0.40%
-------------------------------------------------------------
Distribution and Service (12b-1) Fee                    0.50%
-------------------------------------------------------------
Other Expenses                                          0.19%
-------------------------------------------------------------
Total Fund Operating Expenses                           1.09%
-------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(3)               -0.12%
-------------------------------------------------------------
Net Fund Operating Expenses(3)                          0.97%
-------------------------------------------------------------



  (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

  (2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

  (3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.28% for the period from February 1, 2007 through January 31, 2008.

                                                                     PRIME MONEY
RISK/RETURN SUMMARY AND FUND EXPENSES                                MARKET FUND



  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 investment

    - 5% annual return

    - redemption at the end of each period

    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008

  Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE




PRIME MONEY                               1        3         5         10
MARKET FUND                             YEAR     YEARS     YEARS      YEARS


CLASS A SHARES                           $99      $335      $589     $1,318
----------------------------------------------------------------------------

 [ICON]  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  MONEY MARKET FUNDS

  PRIME MONEY MARKET FUND. The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. Bank instruments include bank accounts, time deposits, certificates of deposit, and bankers' acceptances. As a matter of non-fundamental policy, instruments of foreign banks will not be considered bank instruments for purposes of the above-described exclusion from the industry concentration limit.

  The Fund may invest in debt obligations of foreign corporations and banks including Eurodollar Time Deposits and Yankee Certificates of Deposit.

  The Fund may purchase securities subject to credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases, the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

  The Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Board of Trustees of BB&T Funds. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:
    - Securities that have short-term debt ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in the two highest ratings categories by at least two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);
    - securities that are issued or guaranteed by a person with such ratings;
    - securities without such short-term ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees; or
    - shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.


  INVESTMENT PRACTICES

  The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. FOLLOWING THIS SECTION IS A MORE COMPLETE DISCUSSION OF RISK. You may also consult the SAI for additional details regarding these and other permissible investments.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  INFORMATION ABOUT THE FUNDS' INVESTMENTS

  ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

  DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund's obligations under these commitments will not exceed 25% of its total assets.

  GUARANTEED INVESTMENT CONTRACTS: Contract between a Fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

  ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

  INVESTMENT COMPANY SECURITIES: The Money Market Funds may only invest in shares of other money market funds. Pursuant to new exemptive rules under the 1940 Act recently adopted by the Securities and Exchange Commission and effective as of July 31, 2006, each Fund may invest in shares of affiliated or unaffiliated money market funds to the extent permitted by its investment strategy.

  MONEY MARKET INSTRUMENTS: Investment grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. government obligations, domestic and foreign commercial paper (including variable amount master demand notes), repurchase agreements, certificates of deposit, bankers' acceptances, demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, bank accounts and other financial institution obligations. Money market instruments may carry fixed or variable interest rates. These investments are limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two NRSROs (for example, commercial paper rated "A-1" or "A-2" by S&P and "P-1" or "P-2" by Moody's), or (ii) do not possess a rating (i.e., are unrated) but are determined by the Adviser or Sub-Adviser to be of comparable quality.

    BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

    CERTIFICATES OF DEPOSIT:  Negotiable instruments with a stated maturity.

    COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


    REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

    TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

    VARIABLE AMOUNT MASTER DEMAND NOTES: Unsecured demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of principal and accrued interest at specified intervals.

  MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

    COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.

  MORTGAGE DOLLAR ROLLS: Transactions in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.

  MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include industrial development bonds and other private activity bonds, as well as general obligation bonds, revenue bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities (single family revenue bonds), obligations issued on behalf of Section 501(c)(3) organizations, and pre-refunded (or escrowed to maturity) bonds whose timely payment of principal and interest is ensured by an escrow of U.S. government obligations.

  There are two general types of municipal bonds: General-obligations bonds, which are secured by the taxing power of the issuer and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation ("COPs"); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district issues which are secured by specific real estate parcels; hospital revenue; and industrial development bonds that are secured by a private company.

    STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a fund's option a specified municipal obligation at its amortized cost value to a fund plus accrued interest. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

  REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.

  SECURITIES LENDING: The lending of up to 33 1/3% of the Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit.

  U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

  FOREIGN SECURITIES -- U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

    YANKEE BONDS, NOTES, AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds and notes issued by foreign corporations or governments.

     CANADA BONDS:  Issued by Canadian provinces.

     SOVEREIGN BONDS:  Issued by the government of a foreign country.

     SUPRANATIONAL BONDS: Issued by supranational entities, such as the World Bank and European Investment Bank.

  U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

    STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

  VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.

  ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.


  INVESTMENT RISKS

  Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Risk/Return Summary and Fund Expenses." Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

  ESTIMATED MATURITY RISK. The risk that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

  FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. For example, exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

  INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

  LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of foregoing an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

  MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

  POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

  PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call" -- or repay -- higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income -- and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

  REGULATORY RISK. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

  TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

  U.S. GOVERNMENT AGENCY SECURITIES RISK. The risk associated with securities issued by agencies of the U.S. government such as Fannie Mae, Ginnie Mae or Freddie Mac. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

 [ICON]  FUND MANAGEMENT


  THE INVESTMENT ADVISER

  BB&T Asset Management, Inc. ("BB&T Asset Management" or the "Adviser") is the adviser for the Fund. BB&T Asset Management, located at 434 Fayetteville Street Mall, Raleigh, NC 27601, is a wholly-owned subsidiary of BB&T Corporation ("BB&T"). BB&T is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation, a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 2006, BB&T Corporation had assets of approximately $121.4 billion. Through its subsidiaries, BB&T Corporation operates over 1,400 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.

  In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. BB&T Asset Management currently manages assets of more than $15.3 billion.

  The Adviser may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. The Funds and the Adviser intend to seek exemptive relief from the Securities and Exchange Commission (SEC) to permit the Adviser, subject to certain conditions, including the one-time prior approval of the Funds' Board of Trustees and shareholders, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Fund without shareholder approval. The Adviser has received the one-time approval from the Funds' Board of Trustees and shareholders, and if the Adviser obtains an exemptive order from the SEC, the Adviser will have the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Adviser. As of the date of this Prospectus, the Funds and the Adviser had not yet filed an exemptive order with the SEC. Once filed, there is no guarantee that the SEC will grant exemptive relief.

  Through its portfolio management team, BB&T Asset Management makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund's investment programs.

FUND MANAGEMENT


  For these advisory services, the Fund paid as follows during its fiscal year ended September 30, 2006:



                                             PERCENTAGE OF AVERAGE
                                               NET ASSETS FOR THE
                                               FISCAL YEAR ENDED
                                                    09/30/06
                                             ---------------------


Prime Money Market Fund.................             0.29%



  A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with BB&T Asset Management and sub-advisory agreement with Federated IMC is available in the Funds' annual report to shareholders for the period ended September 30, 2006.


  THE INVESTMENT SUB-ADVISER


  Federated Investment Management Company ("Federated IMC") serves as the Sub-Adviser to the Prime Money Market Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Federated IMC manages the Fund, selects its investments, and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T Asset Management and in accordance with the Prime Money Market Fund's investment objective, policies and restrictions.

  Federated IMC's address is: Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated IMC and other subsidiaries of Federated Investors, Inc. advise approximately 148 mutual funds and separate accounts, which totaled approximately $237 billion in assets as of December 31, 2006. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,243 employees. Nearly 5,500 investment professionals and institutions make Federated Funds available to their customers.


  THE DISTRIBUTOR AND ADMINISTRATOR

  BB&T Asset Management, Inc. (the "Administrator"), 434 Fayetteville Street Mall, Raleigh, NC 27601, serves as each Fund's administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. PFPC Inc. (the "Sub-Administrator"), 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as each Fund's sub-administrator.

  BB&T AM Distributors, Inc. (the "Distributor") serves as the distributor of each Fund's shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

 [ICON]  SHAREHOLDER INFORMATION



  The SAI has more detailed information about the Adviser and other service providers.

  CHOOSING A SHARE CLASS

  BB&T Funds offer different classes of Fund shares, which have different expenses and other characteristics. Only one class of Fund shares, Class A Shares, is offered in this prospectus. If you would like information about the other available classes, please refer to the prospectuses that describe such classes. The following are some of the main characteristics of the Class A
  Shares:

  CLASS A SHARES

  - No sales charges.

  - Distribution and service fees of 0.50% of average daily net assets.

  For actual past expenses of Class A Shares, see the fund information earlier in this prospectus.

  Generally, expenses applicable to the Fund are allocated to each share class of the Fund on the basis of the relative net assets of each class. Expenses applicable to a particular share class, such as distribution and service (12b-
  1) fees, are borne solely by that share class.

  SHAREHOLDER INFORMATION


  PRICING OF FUND SHARES

  ------------------------------------------------------------------------------
  HOW NAV IS CALCULATED


  The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

                                       NAV =
                         Total Assets - Total Liabilities

                          -------------------------------
                                 Number of Shares
                                    Outstanding

  NAV is calculated separately for each class of shares.
  ------------------------------------------------------------------------------

PRIME MONEY MARKET FUND

The per share net asset value ("NAV") of the Prime Money Market Fund will be determined at 3:00 p.m. Eastern time on days the New York Stock Exchange and the Federal Reserve Bank of New York are open. On days when the Federal Reserve Bank of New York is closed, the Fund may elect to be open, in its discretion, if it is determined to be in shareholders' best interests. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received. This is what is known as the offering price.

The Fund uses the amortized cost method of valuing its investments, which does not take into account unrealized gains or losses. For further information regarding the methods used in valuing the Fund's investments, please see "Additional Information about the Funds -- Fair Value Pricing Policies."

  SHAREHOLDER INFORMATION


  PURCHASING AND ADDING TO YOUR SHARES

  You may purchase shares of the Fund through the Distributor or through banks, brokers and other investment representatives or institutions, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative or institution, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests.



                                             MINIMUM INITIAL        MINIMUM
ACCOUNT TYPE                                      INVESTMENT     SUBSEQUENT


Class A
----------------------------------------------------------------------------
Regular                                               $1,000             $0
----------------------------------------------------------------------------
Automatic Investment Plan                                $25            $25
----------------------------------------------------------------------------



All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, credit card convenience checks, cash, traveler's checks, cashier's checks and checks drawn on foreign currencies are not accepted. In addition, bank starter checks are not accepted for initial purchase into the Funds.


The Fund may waive its minimum purchase requirement. The Distributor may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

  ------------------------------------------------------------------------------
  AVOID TAX WITHHOLDING

  The Fund is required to withhold a percentage of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number or have otherwise failed to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI and provide a correct Tax Identification Number (Social Security Number for most investors) on the account application.

  ------------------------------------------------------------------------------

  SHAREHOLDER INFORMATION


  PURCHASING AND ADDING TO YOUR SHARES
  CONTINUED


  INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

  BY REGULAR MAIL

  If purchasing shares through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will complete and submit the necessary documentation. For all other purchases, follow the instructions below.


  Initial Investment:


  1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.


  2. Make check or bank draft payable to "BB&T Funds."


  3. Mail to: BB&T Funds
     P.O. Box 9762
     Providence, RI 02940-9762.


  Subsequent:


  1. Use the investment slip attached to your account statement. Or, if unavailable,


  2. Include the following information on a piece of paper:

     - BB&T Funds/Fund name

     - Class A Shares

     - Amount invested

     - Account name

     - Account number

     Include your account number on your check.


  3. Mail to: BB&T Funds
     P.O. Box 9762
     Providence, RI 02940-9762.

--------------------------------------------------------------------------------
ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to ten days to clear. There is generally no fee for ACH transactions.
--------------------------------------------------------------------------------

  BY OVERNIGHT SERVICE


  See instructions 1-2 above for subsequent investments.


  3. Mail to: BB&T Funds
     c/o PFPC Inc.
     101 Sabin Street
     Pawtucket, RI 02860.

                             ---------------------------------------------------
                                                  QUESTIONS?
                                          Call 800-228-1872 or your
                                          investment representative.
                             ---------------------------------------------------

  SHAREHOLDER INFORMATION


  PURCHASING AND ADDING TO YOUR SHARES
  CONTINUED



  ELECTRONIC PURCHASES


  Your bank must participate in the Automated Clearing House (ACH) and must be a
  U. S. Bank. Your bank or broker may charge for this service.

  Establish electronic purchase option on your account application or call 1-800-228-1872. Your account can generally be set up for electronic purchases within 15 days.

  Call 1-800-228-1872 to arrange a transfer from your bank account.

  BY WIRE TRANSFER

  Note: Your bank may charge a wire transfer fee.

  For initial investment:

    Mail the completed application, along with a request for a confirmation number to P.O. Box 9762, Providence, RI 02940-9762. Follow the instructions below after receiving your confirmation number.

    For initial and subsequent investments:

    Call 1-800-228-1872 to obtain a trade confirmation number and use the wire instructions below:

    Bank:  PNC Bank
    ABA:  031000053
    Account Name:  BB&T Funds
    Acct #:  8611727598
    FBO:  account name, fund number, fund name, and account number at BB&T Funds

    AFTER INSTRUCTING YOUR BANK TO WIRE THE FUNDS, CALL 1-800-228-1872 TO ADVISE US OF THE AMOUNT BEING TRANSFERRED AND THE NAME OF YOUR BANK.

    -

    YOU CAN ADD TO YOUR ACCOUNT BY USING THE CONVENIENT OPTIONS DESCRIBED BELOW. THE FUND RESERVES THE RIGHT TO CHANGE OR ELIMINATE THESE PRIVILEGES AT ANY TIME WITH 60 DAYS NOTICE.

    -

  SHAREHOLDER INFORMATION


  PURCHASING AND ADDING TO YOUR SHARES
  CONTINUED


  AUTOMATIC INVESTMENT PLAN
  You can make automatic investments in the Fund from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $25 minimum required to open the account.

  To invest regularly from your bank account:

      - Complete the Automatic Investment Plan portion on your account application or the supplemental sign-up form.

      - Make sure you note:

         - Your bank name, address and account number.

         - The amount you wish to invest automatically (minimum $25).

         - How often you want to invest (every month, 4 times a year, twice a year or once a year).

      - Attach a voided personal check.

 ------------------------------------------------------------------------------
 DIRECTED DIVIDEND OPTION

 By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another BB&T Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.
--------------------------------------------------------------------------------

  Call 1-800-228-1872 for an enrollment form or consult the SAI for additional information.

  ANTI-MONEY LAUNDERING PROGRAM
  The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to refuse to open your account, to close your account or to take such other action as they deem reasonable or required by law.
  ------------------------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS
  All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends for the Prime Money Market Fund are declared daily and paid monthly. Capital gains, if any, are distributed at least annually. DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.
  ------------------------------------------------------------------------------

  SHAREHOLDER INFORMATION


  SELLING YOUR SHARES

  You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. For more information, see "General Policies on Selling Shares" on page 27.


--------------------------------------------------------------------------------

 WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

 As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.
--------------------------------------------------------------------------------

  INSTRUCTIONS FOR SELLING SHARES

  If selling your shares through your financial adviser or broker, you should inquire about redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

  BY TELEPHONE (UNLESS YOU HAVE DECLINED TELEPHONE SALES PRIVILEGES)

    1. Call 1-800-228-1872 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares -- Verifying Telephone Redemptions" on page 27).

  BY MAIL

    1. Call 1-800-228-1872 to request redemption forms or write a letter of instruction indicating:

       - your Fund and account number

       - amount you wish to redeem

       - address where your check should be sent

       - account owner signature

    2. Mail to: BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762.

  BY OVERNIGHT SERVICE (SEE "GENERAL POLICIES ON SELLING SHARES - REDEMPTIONS IN WRITING REQUIRED" ON PAGE 27)

    1. See instruction 1 above for selling shares by mail.

    2. Mail to: BB&T Funds, c/o PFPC Inc.
       101 Sabin Street, Pawtucket, RI 02860.

  SHAREHOLDER INFORMATION


  SELLING YOUR SHARES
  CONTINUED

  WIRE TRANSFER

  You must indicate this option on your application.

    The Fund will charge a $7 wire transfer fee for each wire transfer request. As of the date of this prospectus, BB&T Funds has waived the $7 wire transfer fee. This waiver is voluntary and may be discontinued at any time.
    Note: Your financial institution may also charge a separate fee.

    Call 1-800-228-1872 to request a wire transfer.

    If you call by 3 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

  ELECTRONIC REDEMPTIONS

  Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

  Your bank may charge for this service.

  Call 1-800-228-1872 to request an electronic redemption.

  If you call by 3 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

  AUTO REDEMPTION PLAN

  You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. To activate this feature:

    - Complete the supplemental sign-up form which you may obtain by calling 1-800-228-1872.

    - Include a voided personal check.

    - Your account must have a value of $5,000 or more to start withdrawals.

    - If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

  REDEMPTION BY CHECK WRITING

  You may write checks in amounts of $100 or more on your account in Class A Shares of the Prime Money Market Fund. To obtain checks, complete the signature card section of the account application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30 days' written notice. You must maintain the minimum required account balance in the Fund of $1,000 and you may not close your Fund account by writing a check.

  SHAREHOLDER INFORMATION


  GENERAL POLICIES ON SELLING SHARES


  REDEMPTIONS IN WRITING REQUIRED

  You must request a redemption in writing if:

    - You are requesting redemption from an Individual Retirement Account
      ("IRA").

  You must request redemption in writing and obtain a Medallion signature guarantee if:

    - Your account registration or the name(s) on your account has changed within the last 10 business days; or

    - The check is not being mailed to the address on your account; or

    - The check is not being made payable to the owner(s) of the account; or

    - Your account address has changed within the last ten business days; or

    - The redemption proceeds are being transferred to another fund account with different registration; or

    - The redemption proceeds are being wired to bank instructions currently not on your account.

  A Medallion signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any Medallion signature guarantee if it believes the transaction would otherwise be improper.

  VERIFYING TELEPHONE REDEMPTIONS

  The Fund makes every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges by the telephonic instructions or facsimile instructions, may be revoked at the discretion of the Funds without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.

  SHAREHOLDER INFORMATION


  GENERAL POLICIES ON SELLING SHARES
  CONTINUED

  REDEMPTIONS WITHIN 15 BUSINESS DAYS OF INVESTMENT

  When you have made an investment by check, the proceeds of your redemption may be held up to 15 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares with a certified check or a federal funds wire.

  POSTPONEMENT OF REDEMPTION REQUEST

  Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Funds your redemption request by regular mail or express mail.

  REDEMPTION IN KIND

  The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

  CLOSING OF SMALL ACCOUNTS

  If your account falls below $1,000, the Fund may ask you to increase your balance. If it is still below $1,000 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

  UNDELIVERABLE DISTRIBUTION CHECKS

  For any shareholder who chooses to receive distributions in cash:

  If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund at the current NAV.

  SHAREHOLDER INFORMATION


  DISTRIBUTION ARRANGEMENTS/SALES CHARGES

  CALCULATION OF SALES CHARGES

  CLASS A SHARES

  Class A Shares are sold at their public offering price. This price equals NAV. There is no sales charge on Class A Shares of the Prime Money Market Fund.


  DISTRIBUTION AND SERVICE (12b-1) FEES

  12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

    - Class A Shares pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund.

    - The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

  Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.


  DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS -- REVENUE SHARING

  The Adviser and/or its affiliates may pay out of their own assets compensation to broker-dealers and other persons for the sale and distribution of the shares and/or for the servicing of the shares. These additional cash incentives, sometimes referred to as "revenue sharing arrangements" are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus. These additional cash payments made by the Adviser may be made to supplement commissions reallowed to dealers, and may take the form of (1) due diligence payments for a broker-dealer's examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a broker-dealer's list of mutual funds available for purchase by its clients; (3) marketing support fees for providing assistance in promoting the sale of shares; (4) payments in connection with attendance at sales meetings for the promotion of the sale of shares; and (5) payments for the sale of shares and/or the maintenance of share balances. These payments, which may be different for different financial institutions, will not change the price an investor will pay for shares or the amount that a Fund will receive for the sale of shares.

  SHAREHOLDER INFORMATION


  EXCHANGING YOUR SHARES

  You can exchange your shares in one Fund for shares of the same class of another BB&T Fund, usually without paying additional sales charges (see "Notes on Exchanges" below). You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Class A Shares may be exchanged for Institutional Shares of the same Fund if you become eligible to purchase Institutional Shares. Additionally, Institutional Shares may also be exchanged for Class A Shares of the same Fund if you cease to be eligible to purchase Institutional Shares. Class A Shares may not be exchanged for Class B Shares. No transaction fees are currently charged for exchanges. However, the exchanges of Institutional Shares for Class A Shares will require payment of the sales charges unless the sales charge is waived.

  INSTRUCTIONS FOR EXCHANGING SHARES

  Exchanges may be made be sending a written request to BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762, or by calling 1-800-228-1872. Please provide the following information:
    - Your name and telephone number,
    - The exact name on your account and account number,
    - Taxpayer identification number (usually your Social Security number),
    - Dollar value or number of shares to be exchanged,
    - The name of the Fund from which the exchange is to be made, and
    - The name of the Fund to which the exchange is being made.

  See "Selling Your Shares" on pages 25 and 26 for important information about telephone transactions.

  NOTES ON EXCHANGES

  When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

  The registration and tax identification numbers of the two accounts must be identical.

  The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days' notice to shareholders.

  Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.


  MARKET TIMING POLICIES

  Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect all market-timing activities due to the limitations inherent in our technological systems.

  SHAREHOLDER INFORMATION


  We will apply our policies and procedures consistently to all fund shareholders. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.



  DIVIDENDS, DISTRIBUTIONS AND TAXES


  Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

  DISTRIBUTIONS. Generally, for federal income tax purposes, Fund distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. However, as a money market fund, it is unlikely that the Fund will distribute long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Additionally, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Long-term capital gains rates applicable to individuals have been reduced to 15%, with lower rates applicable to taxpayers in the 10% and 15% rates, for taxable years beginning before January 1, 2011. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

  Distributions are taxable whether you received them in cash or reinvested them in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions of dividends (or capital gains, if any) may be subject to state and local income taxes as well. Foreign governments may withhold taxes on dividends and interest paid, while imposing taxes on other payments or gains, with respect to the Fund's investments in foreign securities, if any.

  BB&T Funds will send you a statement each year showing the tax status of all your distributions.

  SALES, EXCHANGES AND REDEMPTIONS OF SHARES. Any gain resulting from the sale, exchange or redemption of your Fund shares (even if the income from which is tax exempt) will generally be subject to federal income tax. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

  SHAREHOLDER INFORMATION


  GENERAL. Generally, the Fund's adviser does not consider taxes when deciding to buy or sell securities.

  The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax). Shareholders are urged to consult with their tax advisers to determine the tax considerations that are relevant to their particular tax investments and tax situation, including possible state, local and foreign taxes.

  MORE INFORMATION ABOUT TAXES IS IN OUR SAI.


  ADDITIONAL INFORMATION ABOUT THE FUNDS

  FAIR VALUE PRICING POLICIES

  A Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the Pricing Committee will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis.

  In these situations, the Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund's net asset value price, which should eliminate the potential for arbitrage in a Fund.

  A "significant event" is one that occurred prior to a Fund's valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such "significant events" relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund's accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee. The Fund does not invest in foreign securities. Thus, the situations in which the Fund will be required to fair value price due to a significant event are limited.

  DISCLOSURE OF PORTFOLIO HOLDINGS

  Information regarding the Funds' policies and procedures regarding the disclosure of portfolio holdings is contained in our Statement of Additional Information.

  SHAREHOLDER INFORMATION


  HOUSEHOLDING

  In order to reduce shareholder expenses, we may, unless you instruct otherwise, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you do not wish to receive individual copies of these documents, please call 1-800-228-1872, or if your shares are held through a financial institution, please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

 [ICON]  OTHER INFORMATION ABOUT THE FUND


  FINANCIAL HIGHLIGHTS


  The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Funds' independent registered public accounting firm. This report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.




                                                          INVESTMENT ACTIVITIES
                                               ------------------------------------------

                                   NET ASSET       NET        NET REALIZED/
                                     VALUE,    INVESTMENT   UNREALIZED GAINS   TOTAL FROM
                                   BEGINNING     INCOME        (LOSSES) ON     INVESTMENT
                                   OF PERIOD     (LOSS)        INVESTMENTS     ACTIVITIES
                                   ---------   ----------   ----------------   ----------


CLASS A SHARES

PRIME MONEY MARKET FUND
  Year Ended September 30, 2006..    $1.00        0.04             --(a)          0.04
  Year Ended September 30, 2005..    $1.00        0.02             --(a)          0.02
  Year Ended September 30, 2004..    $1.00          --(a)          --(a)            --(a)
  Year Ended September 30, 2003..    $1.00          --(a)          --               --(a)
  Year Ended September 30, 2002..    $1.00        0.01             --             0.01



-------

  * During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

(a)  Amount is less than $0.005.

                                                               PRIME MONEY
                                                               MARKET FUND














                  DIVIDENDS                                                           RATIOS/SUPPLEMENTARY DATA
    ------------------------------------                              --------------------------------------------------------
                                                                                                    RATIO OF NET
                     NET                   NET ASSET   TOTAL RETURN   NET ASSETS,   RATIO OF NET     INVESTMENT      RATIO OF
        NET        REALIZED                  VALUE,      (EXCLUDES       END OF      EXPENSES TO   INCOME (LOSS)   EXPENSES TO
    INVESTMENT     GAINS ON      TOTAL       END OF        SALES         PERIOD      AVERAGE NET     TO AVERAGE    AVERAGE NET
      INCOME     INVESTMENTS   DIVIDENDS     PERIOD       CHARGE)        (000)         ASSETS        NET ASSETS      ASSETS*
    ----------   -----------   ---------   ---------   ------------   -----------   ------------   -------------   -----------





       (0.04)         --         (0.04)      $1.00         3.86%        $636,327        0.98%           3.83%          1.09%
       (0.02)         --         (0.02)      $1.00         1.92%        $493,282        0.91%           1.91%          1.13%
          --(a)       --            --(a)    $1.00         0.41%        $426,217        0.86%           0.40%          1.20%
          --(a)       --            --(a)     1.00         0.48%         459,375        0.98%           0.47%          1.19%
       (0.01)         --         (0.01)       1.00         1.21%         416,782        1.05%           1.20%          1.23%

                      (This page intentionally left blank)

                      (This page intentionally left blank)

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.


  ----------------------------------------------------------------------------
  You can get free copies of annual and semi-annual reports and the SAI, prospectuses of other members of the BB&T Funds Family, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund. Or contact the Fund at:

                                   BB&T Funds
                                  P.O. Box 9762
                            Providence, RI 02940-9762
                            Telephone: 1-800-228-1872
                       Internet: http://www.bbtfunds.com*
--------------------------------------------------------------------------------

* The Fund's website is not a part of this Prospectus.

You can review the Fund's annual and semi-annual reports and SAI at the Public Reference Room of the Securities and Exchange Commission (for information call 1-202-551-8090). You can get text-only copies:

  - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 by electronic request: publicinfo@sec.gov.

  - Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-06719.

BB&T-PRO-PMMA-0407

                                [BB&T FUNDS LOGO]

                                   PROSPECTUS

                         U.S. TREASURY MONEY MARKET FUND

                                 CLASS A SHARES

                                FEBRUARY 1, 2007

                           (as revised April 23, 2007)


                                   QUESTIONS?
                               Call 1-800-228-1872
                        or your investment representative

The Securities and Exchange Commission has not approved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

BB&T FUNDS           TABLE OF CONTENTS




                      [ICON]    RISK/RETURN SUMMARY AND FUND EXPENSES
------------------------------------------------------------------------------
Carefully review                   3  Overview
this important                     4  U.S. Treasury Money Market Fund
section, which
summarizes the
Fund's investments,
risks, past
performance, and
fees.

                      [ICON]    ADDITIONAL INVESTMENT STRATEGIES AND RISKS

------------------------------------------------------------------------------
Review this section               10  U.S. Treasury Money Market Fund
for information on                10  Investment Practices
investment                        11  Investment Risks
strategies and their
risks.

                      [ICON]    FUND MANAGEMENT
------------------------------------------------------------------------------
Review this section               13  The Investment Adviser
for details on the                14  The Distributor and Administrator
people and
organizations who
oversee the Funds.

                      [ICON]    SHAREHOLDER INFORMATION
------------------------------------------------------------------------------
Review this section               15  Choosing a Share Class
for details on how                15  Pricing of Fund Shares
shares are valued,                16  Purchasing and Adding to Your Shares
how to purchase,                  21  Selling Your Shares
sell and exchange                 23  General Policies on Selling Shares
shares, related                   25  Distribution Arrangements/Sales Charges
charges and payments              25  Distribution and Service (12b-1) Fees
of dividends and                  26  Exchanging Your Shares
distributions.                    27  Market Timing Policies
                                  27  Dividends, Distributions and Taxes
                                  29  Additional Information About the Funds

                      [ICON]    OTHER INFORMATION ABOUT THE FUND
------------------------------------------------------------------------------
                                  30  Financial Highlights

                      [ICON]    BACK COVER
------------------------------------------------------------------------------
                                      Where to learn more about this Fund

 [ICON]  RISK/RETURN SUMMARY AND FUND EXPENSES     OVERVIEW




THE FUNDS        BB&T Funds is a mutual fund family that offers
                 different classes of shares in separate investment
                 portfolios ("Funds"). The Funds have individual
                 investment goals and strategies. This prospectus
                 gives you important information about the Class A
                 Shares of the BB&T U.S. Treasury Money Market Fund
                 that you should know before investing. Please read
                 this prospectus and keep it for future reference.


                 The Fund in this prospectus is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities like stocks and bonds. Before you look at specific Funds, you should know a few general basics about investing in mutual funds.


                 The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies or government units. These price movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets where these securities trade.


                 LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON
                 YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A
                 FUND IS NOT A DEPOSIT OR AN OBLIGATION OF BRANCH
                 BANKING AND TRUST COMPANY, BB&T CORPORATION, THEIR
                 AFFILIATES, OR ANY BANK. IT IS NOT INSURED BY THE
                 FDIC OR ANY GOVERNMENT AGENCY.


                 Each Fund has its own investment goal and strategies for reaching that goal. However, it cannot be guaranteed that a Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.


                 The portfolio manager invests each Fund's assets in a way that the manager believes will help the Fund achieve its goal. A manager's judgments about the stock markets, economy and companies, or selecting investments may cause a Fund to underperform other funds with similar objectives.

RISK/RETURN SUMMARY AND FUND EXPENSES                    OVERVIEW


                  U.S. TREASURY MONEY MARKET FUND



                 The Fund seeks current income with liquidity and stability of principal by investing primarily in short-term debt securities. The Fund seeks to maintain a stable price of $1.00 per share.


WHO MAY WANT TO  Consider investing in the Fund if you are:
INVEST

                   - seeking preservation of capital

                   - investing short-term reserves

                   - willing to accept lower potential returns in
                     exchange for a higher degree of safety


                 The Fund may not be appropriate if you are:

                   - seeking high total return

                   - pursuing a long-term goal or investing for
                     retirement

                                                             U.S. TREASURY
RISK/RETURN SUMMARY AND FUND EXPENSES                    MONEY MARKET FUND


                  RISK/RETURN SUMMARY




INVESTMENT       The Fund seeks current income with liquidity and
OBJECTIVE        stability of principal by investing exclusively in
                 short-term United States dollar-denominated
                 obligations issued or guaranteed by the U.S.
                 Treasury, some of which may be subject to
                 repurchase agreements.


PRINCIPAL        To pursue this goal, the Fund invests exclusively
INVESTMENT       in short-term U.S. dollar-denominated obligations
STRATEGIES       issued by the U.S. Treasury ("U.S. Treasury
                 Securities"), and repurchase agreements
                 collateralized by U.S. Treasury Securities.
                 Obligations purchased by the Fund are limited to
                 U.S. dollar-denominated obligations which the
                 Board of Trustees has determined present minimal
                 credit risks.

                 In managing the Fund, the portfolio manager focuses on generating a high level of income. The portfolio manager generally evaluates investments based on interest rate sensitivity, selecting those securities whose maturities fit the Fund's interest rate sensitivity target and which the portfolio manager believes to be the best relative values. Generally, the portfolio manager buys and holds securities until their maturity.

                 The Fund will maintain an average weighted portfolio maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.

                 For a more complete description of the securities in which the Fund may invest, please see
                 Additional Investment Strategies and Risks on page
                 10 or consult the Statement of Additional
                 Information ("SAI").

                                                             U.S. TREASURY
RISK/RETURN SUMMARY AND FUND EXPENSES                    MONEY MARKET FUND


                  RISK/RETURN SUMMARY
                  CONTINUED




PRINCIPAL        Your investment in the Fund may be subject to the
INVESTMENT       following principal risk:
RISKS

                 INTEREST RATE RISK: The possibility that the
                 Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term debt securities and low for shorter-term debt securities.

                 For more information about this risk, please see
                 Additional Investment Strategies and Risks on page
                 10.

                 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN
                 OBLIGATION OF BRANCH BANKING AND TRUST COMPANY,
                 BB&T CORPORATION, THEIR AFFILIATES, OR ANY BANK,
                 AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL
                 DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                 GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO
                 PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER
                 SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING
                 IN THE FUND.

                                                             U.S. TREASURY
RISK/RETURN SUMMARY AND FUND EXPENSES                    MONEY MARKET FUND


The chart and table on this page show how the U.S. Treasury Money Market Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it shows the Fund's performance over time. Of course, past performance does not indicate how the Fund will perform in the future.


PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES(1)
(in percents)






1997                        4.57
98                          4.59
99                          4.15
2000                        5.27
01                          3.16
02                          0.79
03                          0.20
04                          0.55
05                          2.14
06                          4.00



The performance information shown above is based on a calendar year.

Best quarter:                                               1.38%       12/31/00
Worst quarter:                                              0.03%        9/30/03


                                   AVERAGE ANNUAL TOTAL RETURNS
                                   (for the periods ended
                                   December 31, 2006)(1)



                                                                               SINCE
                                            1 YEAR    5 YEARS    10 YEARS    INCEPTION


                                            -------------------------------------------
 CLASS A SHARES                                                              (10/5/92)
                                            -------------------------------------------
    U.S. TREASURY MONEY MARKET FUND          4.00%     1.53%       2.93%       3.16%
---------------------------------------------------------------------------------------



(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

As of December 31, 2006, the Fund's 7-day yield for Class A Shares was 4.11%. Without fee waivers and expense reimbursements, the Fund's yield would have been 3.97% for this time period. For current yield information on the Fund, call 1-800-228-1872. The Fund's yield appears in The Wall Street Journal each Thursday.

                                                             U.S. TREASURY
RISK/RETURN SUMMARY AND FUND EXPENSES                    MONEY MARKET FUND



As an investor in the U.S. Treasury Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.


                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES (FEES PAID BY YOU         CLASS A
DIRECTLY)(1)                                                SHARES
Maximum Sales Charge (load) on Purchases                      None
------------------------------------------------------------------
Maximum Deferred Sales Charge (load)                          None
------------------------------------------------------------------
Redemption Fee(2)                                             None

ANNUAL FUND OPERATING EXPENSES (FEES PAID FROM FUND        CLASS A
ASSETS)                                                     SHARES
Management Fee(3)                                            0.40%
------------------------------------------------------------------
Distribution and Service (12b-1) Fee                         0.50%
------------------------------------------------------------------
Other Expenses                                               0.19%
------------------------------------------------------------------
Total Fund Operating Expenses                                1.09%
------------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(3)                    -0.14%
------------------------------------------------------------------
Net Fund Operating Expenses(3)                               0.95%
------------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.26% for the period from February 1, 2007 through January 31, 2008.

                                                             U.S. TREASURY
RISK/RETURN SUMMARY AND FUND EXPENSES                    MONEY MARKET FUND



Use the table at the right to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

  - $10,000 investment

  - 5% annual return

  - redemption at the end of each period

  - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008

Because this example is hypothetical and for comparison only, your actual costs will be different.


                                 EXPENSE EXAMPLE



                                              1       3        5        10
U.S. TREASURY MONEY MARKET FUND             YEAR    YEARS    YEARS     YEARS


CLASS A SHARES                               $97     $333     $587    $1,316


 [MAGNIFYING GLASS ICON]  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


U.S. TREASURY MONEY MARKET FUND

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. FOLLOWING THIS SECTION IS A MORE COMPLETE DISCUSSION OF RISK. You may also consult the SAI for additional details regarding these and other permissible investments.

INVESTMENT COMPANY SECURITIES: Shares of investment companies. The Money Market Funds may only invest in shares of other money market funds. Pursuant to new exemptive rules under the 1940 Act recently adopted by the Securities and Exchange Commission and effective as of July 31, 2006, each Fund may invest in shares of affiliated or unaffiliated money market funds to the extent permitted by its investment strategy.

MONEY MARKET INSTRUMENTS: Investment grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. government obligations, domestic and foreign commercial paper (including variable amount master demand notes), repurchase agreements, certificates of deposit, bankers' acceptances, demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, bank accounts and other financial institution obligations. Money market instruments may carry fixed or variable interest rates. These investments are limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two NRSROs (for example, commercial paper rated "A-1" or "A-2" by S&P and "P-1" or "P-2" by Moody's), or (ii) do not possess a rating (i.e., are unrated) but are determined by the Adviser or Sub-Adviser to be of comparable quality.

    BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

    CERTIFICATES OF DEPOSIT:  Negotiable instruments with a stated maturity.

    COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

    REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

    TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


    VARIABLE AMOUNT MASTER DEMAND NOTES: Unsecured demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of principal and accrued interest at specified intervals.

SECURITIES LENDING: The lending of up to 33 1/3% of the Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit.

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

    STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Risk/Return Summary and Fund Expenses." Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities or forego an investment opportunity, any of which could have a negative effect on portfolio management or performance. This includes the risk of foregoing an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

MANAGEMENT RISK. The risk that a strategy used by the Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

 [LINE GRAPH ICON]  FUND MANAGEMENT


THE INVESTMENT ADVISER


BB&T Asset Management, Inc. ("BB&T Asset Management" or the "Adviser") is the adviser for the Fund. BB&T Asset Management, located at 434 Fayetteville Street Mall, Raleigh, NC 27601, is a wholly-owned subsidiary of BB&T Corporation ("BB&T"). BB&T is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation, a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 2006, BB&T Corporation had assets of approximately $121.4 billion. Through its subsidiaries, BB&T Corporation operates over 1,400 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.

In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. BB&T Asset Management currently manages assets of more than $15.3 billion.

The Adviser may appoint one or more sub-advisers to manage all or a portion of the assets of the Funds. The Funds and the Adviser intend to seek exemptive relief from the Securities and Exchange Commission (SEC) to permit the Adviser, subject to certain conditions, including the one-time prior approval of the Funds' Board of Trustees and shareholders, to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval. The Adviser has received the one-time approval from the Funds' Board of Trustees and shareholders, and if the Adviser obtains an exemptive order from the SEC, the Adviser will have the ability to change the fee payable to a sub-adviser or appoint a new sub-adviser at a fee different than that paid to the current sub-adviser, which in turn may result in a different fee retained by the Adviser. As of the date of this Prospectus, the Funds and the Adviser had not yet filed an exemptive application with the SEC. Once filed, there is no guarantee that the SEC will grant exemptive relief.

Through its portfolio management team, BB&T Asset Management makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.

FUND MANAGEMENT


For these advisory services, the Fund paid as follows during its fiscal year ended September 30, 2006:


                                          PERCENTAGE OF AVERAGE
                                            NET ASSETS FOR THE
                                            FISCAL YEAR ENDED
                                                 09/30/06
                                          ---------------------


U.S. Treasury Money Market Fund.........          0.27%


A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with BB&T Asset Management is available in the Funds' annual report to shareholders for the period ended September 30, 2006.


THE DISTRIBUTOR AND ADMINISTRATOR

BB&T Asset Management, Inc. (the "Administrator"), 434 Fayetteville Street Mall, Raleigh, NC 27601, serves as the Fund's administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. PFPC Inc. (the "Sub-Administrator"), 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund's sub-administrator.

BB&T AM Distributors, Inc. (the "Distributor") serves as the distributor of the Fund's shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

The SAI has more detailed information about the Adviser and other service providers.

 [ICON]  SHAREHOLDER INFORMATION


CHOOSING A SHARE CLASS


BB&T Funds offer different classes of Fund shares, which have different expenses and other characteristics. Only one class of Fund shares, Class A Shares, is offered in this prospectus. If you would like information about the other available classes, please refer to the prospectuses that describe such classes. The following are some of the main characteristics of the Class A Shares:

CLASS A SHARES

- No sales charges.

- Distribution and service fees of 0.50% of average daily net assets.

For actual past expenses of Class A Shares, see the fund information earlier in this prospectus.

Generally, expenses applicable to the Fund are allocated to each share class of the Fund on the basis of the relative net assets of each class. Expenses applicable to a particular share class, such as distribution and service (12b-1) fees, are borne solely by that share class.

PRICING OF FUND SHARES

--------------------------------------------------------------------------------
HOW NAV IS CALCULATED

The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

                                      NAV =
                           Total Assets - Liabilities

                           --------------------------
                                Number of Shares
                                   Outstanding

NAV is calculated separately for each class of shares.

--------------------------------------------------------------------------------

U.S. TREASURY MONEY MARKET FUND

The per share net asset value ("NAV") of the U.S. Treasury Money Market Fund will be determined at 3:00 p.m. Eastern time on days the New York Stock Exchange and the Federal Reserve Bank of New York are open. On days when the Federal Reserve Bank of New York is closed, the Fund may elect to be open, in its discretion, if it is determined to be in shareholders' best interests. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received. This is what is known as the offering price.

The Fund uses the amortized cost method of valuing its investments, which does not take into account unrealized gains or losses. For further information regarding the methods used in valuing the Fund's investments, please see "Additional Information About the Funds -- Fair Value Pricing Policies."

SHAREHOLDER INFORMATION


PURCHASING AND ADDING TO YOUR SHARES

You may purchase shares of the Fund through the Distributor or through banks, brokers and other investment representatives or institutions, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative or institution, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests.

Consult your investment representative or institution for specific information.



                                          MINIMUM INITIAL      MINIMUM
ACCOUNT TYPE                                   INVESTMENT   SUBSEQUENT


Class A
-----------------------------------------------------------------------
Regular                                            $1,000           $0
-----------------------------------------------------------------------
Automatic Investment Plan                             $25          $25
-----------------------------------------------------------------------



All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, credit card convenience checks, cash, traveler's checks, cashier's checks and checks drawn in foreign currency are not accepted. In addition, bank starter checks are not accepted for initial purchase into the Fund.


The Fund may waive its minimum purchase requirement. The Distributor may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

--------------------------------------------------------------------------------

AVOID TAX WITHHOLDING

The Fund is required to withhold a percentage of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number or have otherwise failed to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI and provide a correct Tax Identification Number (Social Security Number for most investors) on the account application.

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION


PURCHASING AND ADDING TO YOUR SHARES
CONTINUED


INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

BY REGULAR MAIL

If purchasing shares through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Fund and he or she will complete and submit the necessary documentation. For all other purchases, follow the instructions below.


Initial Investment:

1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check or bank draft payable to "BB&T Funds."

3. Mail to: BB&T Funds
   P.O. Box 9762
   Providence, RI 02940-9762.

Subsequent:

1. Use the investment slip attached to your account statement. Or, if unavailable,

2. Include the following information on a piece of paper:

   - BB&T Funds/Fund name

   - Class A Shares

   - Amount invested

   - Account name

   - Account number

   Include your account number on your check.

3. Mail to: BB&T Funds
   P.O. Box 9762
   Providence, RI 02940-9762.



 ------------------------------------------------------------------------------
                          ELECTRONIC VS. WIRE TRANSFER

 Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to ten days to clear. There is generally no fee for ACH transactions.
--------------------------------------------------------------------------------


BY OVERNIGHT SERVICE

See instructions 1-2 above for subsequent investments.

4. Mail to: BB&T Funds
   c/o PFPC Inc.
   101 Sabin Street
   Pawtucket, RI 02860



-------------------------------------------------------------------------------
                                   QUESTIONS?
                           Call 800-228-1872 or your
                           investment representative.
-------------------------------------------------------------------------------

SHAREHOLDER INFORMATION


PURCHASING AND ADDING TO YOUR SHARES
CONTINUED

ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a
U. S. Bank. Your bank or broker may charge for this service.

Establish electronic purchase option on your account application or call 1-800-228-1872. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-228-1872 to arrange a transfer from your bank account.

BY WIRE TRANSFER

Note: Your bank may charge a wire transfer fee.

For initial investment:

Mail the completed application, along with a request for a confirmation number to P.O. Box 9762, Providence, RI 02940-9762. Follow the instructions below after receiving your confirmation number.

For initial and subsequent investments:

Call 1-800-228-1872 to obtain a trade confirmation number and use the wire instructions below:

Bank: PNC Bank
ABA: 031000053
Account Name: BB&T Funds
Acct#: 8611727598
FBO: account name, fund number, fund name, and account number at BB&T Funds

AFTER INSTRUCTING YOUR BANK TO WIRE THE FUNDS, CALL 1-800-228-1872 TO ADVISE US OF THE AMOUNT BEING TRANSFERRED AND THE NAME OF YOUR BANK.

--------------------------------------------------------------------------------

YOU CAN ADD TO YOUR ACCOUNT BY USING THE CONVENIENT OPTIONS DESCRIBED BELOW. THE FUND RESERVES THE RIGHT TO CHANGE OR ELIMINATE THESE PRIVILEGES AT ANY TIME WITH 60 DAYS NOTICE.

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION


PURCHASING AND ADDING TO YOUR SHARES
CONTINUED

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Fund from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $25 minimum required to open the account.

To invest regularly from your bank account:

    - Complete the Automatic Investment Plan portion on your account application or the supplemental sign-up form.

    - Make sure you note:

      - Your bank name, address and account number.

      - The amount you wish to invest automatically (minimum $25).

      - How often you want to invest (every month, 4 times a year, twice a year or once a year).

    - Attach a voided personal check.

Call 1-800-228-1872 for an enrollment form or consult the SAI for additional information.

 ------------------------------------------------------------------------------
 DIRECTED DIVIDEND OPTION

 By selecting the appropriate box in the account application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another BB&T Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.
--------------------------------------------------------------------------------

ANTI-MONEY LAUNDERING PROGRAM

The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to refuse to open your account, to close your account or to take such other action as they deem reasonable or required by law.

SHAREHOLDER INFORMATION


PURCHASING AND ADDING TO YOUR SHARES
CONTINUED

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends for the U.S. Treasury Money Market Fund are declared daily and paid monthly. Capital gains, if any, are distributed at least annually.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION


SELLING YOUR SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. For more information, see "General Policies on Selling Shares" below.

--------------------------------------------------------------------------------

 WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

 As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

--------------------------------------------------------------------------------

INSTRUCTIONS FOR SELLING SHARES

If selling your shares through your financial adviser or broker, you should inquire about redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

BY TELEPHONE (UNLESS YOU HAVE DECLINED TELEPHONE SALES PRIVILEGES)

    1. Call 1-800-228-1872 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares -- Verifying Telephone Redemptions" on page 23).

BY MAIL

    1. Call 1-800-228-1872 to request redemption forms or write a letter of instruction indicating:

       - your Fund and account number

       - amount you wish to redeem

       - address where your check should be sent

       - account owner signature

    2. Mail to: BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762.

BY OVERNIGHT SERVICE (SEE "GENERAL POLICIES ON SELLING SHARES -- REDEMPTIONS IN WRITING REQUIRED" ON PAGE 23)

    1. See instruction 1 above for selling shares by mail.

    2. Mail to: BB&T Funds, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI
       02860.

SHAREHOLDER INFORMATION


SELLING YOUR SHARES
CONTINUED

WIRE TRANSFER

You must indicate this option on your application.

The Fund will charge a $7 wire transfer fee for each wire transfer request. As of the date of this prospectus, BB&T Funds has waived the $7 wire transfer fee. This waiver is voluntary and may be discontinued at any time. Note: Your financial institution may also charge a separate fee.

Call 1-800-228-1872 to request a wire transfer.

If you call by 3 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

ELECTRONIC REDEMPTIONS

Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

Your bank may charge for this service.

Call 1-800-228-1872 to request an electronic redemption.

If you call by 3 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

AUTO REDEMPTION PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. To activate this feature:

  - Complete the supplemental sign-up form which you may obtain by calling 1-800-228-1872.

  - Include a voided personal check.

  - Your account must have a value of $5,000 or more to start withdrawals.

  - If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

REDEMPTION BY CHECK WRITING

You may write checks in amounts of $100 or more on your account in Class A Shares of the U.S. Treasury Money Market Fund. To obtain checks, complete the signature card section of the account application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30 days' written notice. You must maintain the minimum required account balance in the Fund of $1,000 and you may not close your Fund account by writing a check.

SHAREHOLDER INFORMATION


GENERAL POLICIES ON SELLING SHARES

REDEMPTIONS IN WRITING REQUIRED

You must request a redemption in writing if:

  - You are requesting redemption  from an Individual Retirement Account
    ("IRA").

You must request redemption in writing and obtain a Medallion signature guarantee if:

  - Your account registration or the name(s) on your account has changed within the last 10 business days; or

  - The check is not being mailed to the address on your account; or

  - The check is not being made payable to the owner(s) of the account; or

  - Your account address has changed within the last ten business days; or

  - The redemption proceeds are being transferred to another Fund account with different registration; or

  - The redemption proceeds are being wired to bank instructions currently not on your account.

A Medallion signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any Medallion signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS

The Fund makes every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges by the telephonic instructions or facsimile instructions, may be revoked at the discretion of the Funds without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.

REDEMPTIONS WITHIN 15 BUSINESS DAYS OF INVESTMENT

When you have made an investment by check, the proceeds of your redemption may be held up to 15 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares with a certified check or a federal funds wire.

SHAREHOLDER INFORMATION


GENERAL POLICIES ON SELLING SHARES
CONTINUED

POSTPONEMENT OF REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Funds your redemption request by regular mail or express mail.

REDEMPTION IN KIND

The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000, the Fund may ask you to increase your balance. If it is still below $1,000 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE DISTRIBUTION CHECKS

For any shareholder who chooses to receive distributions in cash:

If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund at the current NAV.

SHAREHOLDER INFORMATION


DISTRIBUTION ARRANGEMENTS/SALES CHARGES

CALCULATION OF SALES CHARGES

CLASS A SHARES

Class A Shares are sold at their public offering price. This price equals NAV. There is no sales charge on Class A Shares of the U.S. Treasury Money Market Fund.

DISTRIBUTION AND SERVICE (12b-1) FEES

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

  - Class A Shares pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund.

  - The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS -- REVENUE SHARING

The Adviser and/or its affiliates may pay out of their own assets compensation to broker-dealers and other persons for the sale and distribution of the shares and/or for the servicing of the shares. These additional cash incentives, sometimes referred to as "revenue sharing arrangements" are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus. These additional cash payments made by the Adviser may be made to supplement commissions reallowed to dealers, and may take the form of (1) due diligence payments for a broker-dealer's examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a broker-dealer's list of mutual funds available for purchase by its clients;
(3) marketing support fees for providing assistance in promoting the sale of shares; (4) payments in connection with attendance at sales meetings for the promotion of the sale of shares; and (5) payments for the sale of shares and/or the maintenance of share balances. These payments, which may be different for different financial institutions, will not change the price an investor will pay for shares or the amount that a Fund will receive for the sale of shares.

SHAREHOLDER INFORMATION


EXCHANGING YOUR SHARES

You can exchange your shares in one Fund for shares of the same class of another BB&T Fund, usually without paying additional sales charges (see "Notes on Exchanges" below). You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Class A Shares may be exchanged for Institutional Shares of the same Fund if you become eligible to purchase Institutional Shares. Additionally, Institutional Shares may also be exchanged for Class A Shares of the same Fund if you cease to be eligible to purchase Institutional Shares. Class A Shares may not be exchanged for Class B Shares. No transaction fees are currently charged for exchanges. However, the exchange of Institutional Shares for Class A Shares will require payment of the sales charges unless the sales charge is waived.

INSTRUCTIONS FOR EXCHANGING SHARES

Exchanges may be made by sending a written request to BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762, or by calling 1-800-228-1872. Please provide the following information:

  - Your name and telephone number,

  - The exact name on your account and account number,

  - Taxpayer identification number (usually your Social Security number),

  - Dollar value or number of shares to be exchanged,

  - The name of the Fund from which the exchange is to be made, and

  - The name of the Fund to which the exchange is being made.

See "Selling your Shares" on pages 21-22 for important information about telephone transactions.

NOTES ON EXCHANGES

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60 days' notice to shareholders.

Be sure to read carefully the prospectus of any Fund into which you wish to exchange shares.

SHAREHOLDER INFORMATION


MARKET TIMING POLICIES

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund Shares, interfere with the efficient management of a Fund's investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account in which we have identified a pattern of excessive or abusive trading.

We will apply our policies and procedures consistently to all Fund shareholders. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.


DIVIDENDS, DISTRIBUTIONS AND TAXES

Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

DISTRIBUTIONS. Generally, for federal income tax purposes, Fund distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. However, as a money market fund, it is unlikely that the Fund will distribute long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Additionally, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Long-term capital gains rates applicable to individuals have been reduced to 15%, with lower rates applicable to taxpayers in the 10% and 15% rates, for taxable years beginning before January 1, 2011. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

SHAREHOLDER INFORMATION


DIVIDENDS, DISTRIBUTIONS AND TAXES
CONTINUED

Distributions are taxable whether you received them in cash or reinvested them in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions of dividends (or capital gains, if any) may be subject to state and local income taxes as well. Foreign governments may withhold taxes on dividends and interest paid, while imposing taxes on other payments or gains, with respect to the Fund's investments in foreign securities, if any.

BB&T Funds will send you a statement each year showing the tax status of all your distributions.

SALES, EXCHANGES AND REDEMPTIONS OF SHARES. Any gain resulting from the sale, exchange or redemption of your Fund shares will generally be subject to federal income tax. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

GENERAL. Generally, the Fund's adviser does not consider taxes when deciding to buy or sell securities.

The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax.) Shareholders are urged to consult with their tax advisers to determine the tax considerations that are relevant to their particular tax investments and tax situation, including possible state, local and foreign taxes.

MORE INFORMATION ABOUT TAXES IS IN OUR SAI.

SHAREHOLDER INFORMATION


ADDITIONAL INFORMATION ABOUT THE FUNDS

FAIR VALUE PRICING POLICIES

A Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the Pricing Committee will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis. In these situations, the Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund's net asset value price, which should eliminate the potential for arbitrage in a Fund.

A "significant event" is one that occurred prior to a Fund's valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such "significant events" relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund's accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee. The Fund does not invest in foreign securities. Thus, the situations in which the Fund will be required to fair value price due to a significant event are limited.

DISCLOSURE OF PORTFOLIO HOLDINGS

Information regarding the Funds' policies and procedures regarding the disclosure of portfolio holdings is contained in our Statement of Additional Information.

HOUSEHOLDING

In order to reduce shareholder expenses, we may, unless you instruct otherwise, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you do not wish to receive individual copies of these documents, please call 1-800-228-1872, or if your shares are held through a financial institution, please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

 [ICON]  OTHER INFORMATION ABOUT THE FUND


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Funds' independent registered public accounting firm. This report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.



                                                          INVESTMENT ACTIVITIES
                                               ------------------------------------------

                                   NET ASSET       NET        NET REALIZED/
                                     VALUE,    INVESTMENT   UNREALIZED GAINS   TOTAL FROM
                                   BEGINNING     INCOME        (LOSSES) ON     INVESTMENT
                                   OF PERIOD     (LOSS)        INVESTMENTS     ACTIVITIES
                                   ---------   ----------   ----------------   ----------


CLASS A SHARES
U.S. TREASURY MONEY MARKET FUND
  Year Ended September 30, 2006..    $1.00        0.04             --             0.04
  Year Ended September 30, 2005..    $1.00        0.02             --             0.02
  Year Ended September 30, 2004..    $1.00         -- (a)          --              -- (a)
  Year Ended September 30, 2003..    $1.00         -- (a)          --              -- (a)
  Year Ended September 30, 2002..    $1.00        0.01             -- (a)         0.01



-------

  * During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

 (a) Amount is less than $0.005.

                                                             U.S. TREASURY
                                                         MONEY MARKET FUND








                  DIVIDENDS                                                           RATIOS/SUPPLEMENTARY DATA
    ------------------------------------                              --------------------------------------------------------
                                                                                                    RATIO OF NET
                     NET                   NET ASSET   TOTAL RETURN   NET ASSETS,   RATIO OF NET     INVESTMENT      RATIO OF
        NET        REALIZED                  VALUE,      (EXCLUDES       END OF      EXPENSES TO   INCOME (LOSS)   EXPENSES TO
    INVESTMENT     GAINS ON      TOTAL       END OF        SALES         PERIOD      AVERAGE NET     TO AVERAGE    AVERAGE NET
      INCOME     INVESTMENTS   DIVIDENDS     PERIOD       CHARGE)        (000)         ASSETS        NET ASSETS      ASSETS*
    ----------   -----------   ---------   ---------   ------------   -----------   ------------   -------------   -----------





       (0.04)         --         (0.04)      $1.00         3.64%        $167,900        0.96%          3.63%          1.09%
       (0.02)         --         (0.02)      $1.00         1.69%        $114,260        0.89%          1.66%          1.14%
         -- (a)       --           -- (a)    $1.00         0.31%        $122,500        0.79%          0.31%          1.21%
         -- (a)       --           -- (a)    $1.00         0.30%        $135,059        0.99%          0.32%          1.20%
       (0.01)         --         (0.01)      $1.00         1.01%        $197,830        1.05%          1.01%          1.24%

                      (This page intentionally left blank)

                      (This page intentionally left blank)

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.


------------------------------------------------------------------------------
You can get free copies of annual and semi-annual reports and the SAI, prospectuses of other members of the BB&T Funds Family, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund. Or contact the Fund at:

                                   BB&T Funds
                                  P.O. Box 9762
                            Providence, RI 02940-9762
                            Telephone: 1-800-228-1872
                       Internet: http://www.bbtfunds.com*
--------------------------------------------------------------------------------

* The Fund's website is not a part of this Prospectus.

You can review the Fund's annual and semi-annual reports and SAIs at the Public Reference Room of the Securities and Exchange Commission (for information call 1-202-551-8090). You can get text-only copies:

- For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or by electronic request: publicinfo@sec.gov.

- Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-06719.

BB&T-PRO-USTA-0407

                                   [BB&T LOGO]





                                   PROSPECTUS



                               MONEY MARKET FUNDS



                       National Tax-Free Money Market Fund
                             Prime Money Market Fund
                         U.S. Treasury Money Market Fund





                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
                              INSTITUTIONAL SHARES





                                FEBRUARY 1, 2007
                           (as revised April 23, 2007)





                                   QUESTIONS?
                               Call 1-800-228-1872
                        or your investment representative



The Securities and Exchange Commission has not approved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

       BB&T FUNDS                    TABLE OF CONTENTS




                      [ICON]    RISK/RETURN SUMMARY AND FUND EXPENSES
-------------------------------------------------------------------------------
Carefully review                   3   Overview
this important                     5   National Tax-Free Money Market Fund
section, which                     8   Prime Money Market Fund
summarizes each                   12   U.S. Treasury Money Market Fund
Fund's investments,
risks, past
performance, and
fees.

                      [ICON]    ADDITIONAL INVESTMENT STRATEGIES AND RISKS
-------------------------------------------------------------------------------
Review this section               15   Money Market Funds
for information on                16   Investment Practices
investment                        20   Investment Risks
strategies and their
risks.

                      [ICON]    FUND MANAGEMENT
-------------------------------------------------------------------------------
Review this section               23   The Investment Adviser
for details on the                23   The Investment Sub-Adviser
people and                        24   The Distributor and Administrator
organizations who
oversee the Funds.

                      [ICON]    SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------
Review this section               25   Choosing a Share Class
for details on how                26   Pricing of Fund Shares
shares are valued,                27   Purchasing and Adding to Your Shares
how to purchase,                  30   Selling Your Shares
sell and exchange                 32   General Policies on Selling Shares
shares, related                   34   Distribution Arrangements/Sales Charges
charges and payments              35   Distribution and Service (12b-1) Fees
of dividends and                  36   Exchanging Your Shares
distributions.                    37   Market Timing Policies
                                  37   Dividends, Distributions and Taxes
                                  38   Additional Information About the Funds

                      [ICON]    OTHER INFORMATION ABOUT THE FUNDS
-------------------------------------------------------------------------------
                                  39   Financial Highlights

                      [ICON]    BACK COVER
-------------------------------------------------------------------------------
                                       Where to learn more about this Fund




 [ICON]   RISK/RETURN SUMMARY AND FUND EXPENSES               OVERVIEW






THE FUNDS             BB&T Funds is a mutual fund family that offers different
                      classes of shares in separate investment portfolios
                      ("Funds"). The Funds have individual investment goals and
                      strategies. This prospectus gives you important information about the Class A Shares, the Class B Shares, the Class C
                      Shares, and the Institutional Shares of the Money Market
                      Funds that you should know before investing. Please read this prospectus and keep it for future reference.

                      Each of the Funds in this prospectus is a mutual fund. A
                      mutual fund pools shareholders' money and, using professional investment managers, invests it in securities like stocks and bonds. Before you look at specific Funds, you should know a few general basics about investing in mutual funds.

                      The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies or government units. These price movements,
                      sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets where these
                      securities trade.

                      LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR
                      INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A
                      DEPOSIT OR AN OBLIGATION OF BRANCH BANKING AND TRUST COMPANY,
                      BB&T CORPORATION, THEIR AFFILIATES, OR ANY BANK. IT IS NOT
                      INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

                      Each Fund has its own investment goal and strategies for reaching that goal. However, it cannot be guaranteed that a Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

                      The portfolio manager invests each Fund's assets in a way that the manager believes will help the Fund achieve its goal. A manager's judgments about the stock markets, economy and companies, or selecting investments may cause a Fund to underperform other funds with similar objectives.

  RISK/RETURN SUMMARY AND FUND EXPENSES                           OVERVIEW


                       MONEY MARKET FUNDS



                      These Funds seek current income with liquidity and stability of principal by investing primarily in short-term debt securities. The Funds seek to maintain a stable price of $1.00 per share.

WHO MAY WANT TO       Consider investing in these Funds if you are:
INVEST
                        - seeking preservation of capital

                        - investing short-term reserves

                        - willing to accept lower potential returns in exchange for a higher degree of safety

                      These Funds may not be appropriate if you are:

                        - seeking high total return

                        - pursuing a long-term goal or investing for retirement

RISK/RETURN SUMMARY AND FUND EXPENSES        NATIONAL TAX-FREE MONEY MARKET FUND


                       RISK/RETURN SUMMARY




INVESTMENT OBJECTIVE  The Fund seeks to provide dividend income exempt from federal regular income tax consistent with stability of principal.

PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests, under normal market
STRATEGIES            conditions, primarily in a portfolio of short-term, high-
                      quality, tax-exempt securities. Issuers include states and political subdivisions, industrial and economic development authorities, school and college authorities, housing
                      authorities, healthcare facility authorities, municipal
                      utilities, transportation authorities and other public
                      agencies. The Fund will invest its assets so that, normally, distributions of annual interest income are exempt from
                      federal regular income tax.

                      The Fund will maintain a dollar-weighted average maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.

                      For a more complete description of the securities in which the Fund may invest, please see Additional Investment
                      Strategies and Risks on page 15 or consult the Statement of Additional Information ("SAI").

PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt
                      securities, such as bonds. The lower a security's rating, the greater its credit risk.

                      TAX RISK: The risk that the issuer of the securities will fail to comply with certain requirements of the Internal
                      Revenue Code, which would cause adverse tax consequences.

                      For more information about these risks, please see Additional
                      Investment Strategies and Risks on page 15 or consult the
                      SAI.

                      AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION
                      OF BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, THEIR
                      AFFILIATES, OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED
                      BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                      GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE
                      VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO
                      LOSE MONEY BY INVESTING IN THE FUND.

RISK/RETURN SUMMARY AND FUND EXPENSES        NATIONAL TAX-FREE MONEY MARKET FUND


  This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund has recently commenced operations and does not yet have a full calendar year of operations, the bar chart and table are not shown.

RISK/RETURN SUMMARY AND FUND EXPENSES        NATIONAL TAX-FREE MONEY MARKET FUND



  As an investor in the National Tax-Free Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

--------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGE

Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

--------------------------------------------------------------------------------

                                FEES AND EXPENSES




SHAREHOLDER TRANSACTION EXPENSES             CLASS A        CLASS B        CLASS C        INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                SHARES         SHARES         SHARES            SHARES


Maximum Sales Charge (load) on Purchases     None           None           None                 None
-----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (load)         None          5.00%(2)       1.00%(3)              None
-----------------------------------------------------------------------------------------------------------
Redemption Fee(4)                            None           None           None                 None

ANNUAL FUND OPERATING EXPENSES            CLASS A        CLASS B        CLASS C        INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)               SHARES         SHARES         SHARES               SHARES

Management Fee(5)                           0.25%          0.25%          0.25%                0.25%
-----------------------------------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fee(5)                              0.50%          1.00%          1.00%                0.00%
-----------------------------------------------------------------------------------------------------------
Other Expenses(6)                           0.20%          0.20%          0.20%                0.20%
-----------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses        0.95%          1.45%          1.45%                0.45%
-----------------------------------------------------------------------------------------------------------
  Fee Waivers or
  Expense/Reimbursement(5)                 -0.30%         -0.05%         -0.05%               -0.05%
-----------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(5)     0.65%          1.40%          1.40%                0.40%
-----------------------------------------------------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Fund.

(2) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(3) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(4) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(5) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.20% for the period from February 1, 2007 through January 31, 2008. The Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period.

(6) Other expenses are based on estimated amounts for the current fiscal year.


Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
  - $10,000 investment
  - 5% annual return
  - redemption at the end of each period
  - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE



NATIONAL TAX-FREE                                                                                1     3
MONEY MARKET FUND                                                                              YEAR  YEARS


CLASS A SHARES                                                                                 $ 66   $273
-----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Assuming Redemption                                                                            $543   $754
Assuming No Redemption                                                                         $143   $454
-----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Assuming Redemption                                                                            $143   $454
Assuming No Redemption                                                                         $143   $454
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                                                           $ 43   $142
-----------------------------------------------------------------------------------------------------------

  RISK/RETURN SUMMARY AND FUND EXPENSES            PRIME MONEY MARKET FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and
                      stability of principal.

PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests only in U.S. dollar-
STRATEGIES            denominated, "high-quality" short-term debt securities,
                      including the following:

                        - Obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets
                          in excess of $1 billion (including obligations of foreign
                          branches of such banks);

                        - "High quality" commercial paper and other obligations
                          issued or guaranteed by U.S. and foreign corporations and
                          other issuers, including corporate debt securities that
                          the issuer or a third party, such as a dealer or bank,
                          must repay on demand;

                        - Asset-backed securities;

                        - Securities issued or guaranteed as to principal and
                          interest by the U.S. government or by its agencies or instrumentalities and related custodial receipts;

                        - Securities issued or guaranteed by foreign governments or their political subdivisions, agencies or
                          instrumentalities;

                        - Funding agreements issued by highly-rated U.S. insurance companies;

                        - Securities issued or guaranteed by state or local
                          government bodies; and

                        - Repurchase agreements relating to the above instruments.

                      "High-quality" debt securities are those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two NRSROs (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's
                      Corporation and "P-1" or "P-2" by Moody's Investors Service,
                      Inc.); or (ii) are single rated and have received one of the two highest short-term ratings by an NRSRO; or (iii) if unrated, are determined by the Sub-Adviser to be of comparable quality.

                      When selecting securities for the Fund's portfolio, the manager first considers safety of principal and the quality of an investment. The manager then focuses on generating a high level of income. The manager generally evaluates investments based on interest rate sensitivity selecting those securities whose maturities fit the Fund's interest rate sensitivity target and which the manager believes to be the best relative values.

                      The Fund will maintain an average weighted portfolio maturity of 90 days or less and will limit the maturity of each
                      security in its portfolio to 397 days or less.

                      For a more complete description of the securities in which the Fund may invest, please see Additional Investment
                      Strategies and Risks on page 15 or consult the SAI.


PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates. Interest rate risk is generally high for longer-term debt securities and low for shorter-term debt securities.

                      CREDIT RISK: The possibility that an issuer cannot make
                      timely interest and principal payments on its debt securities such as bonds. The lower a security's rating, the greater its credit risk.

  RISK/RETURN SUMMARY AND FUND EXPENSES            PRIME MONEY MARKET FUND


  RISK/RETURN SUMMARY
  CONTINUED





                      PREPAYMENT/CALL RISK: If a significant number of the
                      mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer
                      will "call" -- or repay -- higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in
                      bonds that pay lower interest rates. Rapid changes in
                      prepayment and call rates can cause bond prices and yields to be volatile.

                      FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities.
                      Foreign securities may be adversely affected by myriad
                      factors, including currency fluctuations and social, economic or political instability.

                      For more information about these risks, please see Additional
                      Investment Strategies and Risks on page 15.

                      AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION
                      OF BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, THEIR
                      AFFILIATES, OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED
                      BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                      GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE
                      VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO
                      LOSE MONEY BY INVESTING IN THE FUND.

  RISK/RETURN SUMMARY AND FUND EXPENSES            PRIME MONEY MARKET FUND


  The chart and table on this page show how the Prime Money Market Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it shows the Fund's performance over time. Of course, past performance does not indicate how the Fund will perform in the future.


  The returns for Class A Shares, Class B Shares and Class C Shares will differ from the Institutional Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.


           PERFORMANCE BAR CHART AND TABLE
           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)

           (in percents)




1998                                            5.14
99                                              4.75
2000                                            6.00
01                                              3.80
02                                              1.38
03                                              0.72
04                                              0.93
05                                              2.89
06                                              4.72



The performance information shown above is based on a calendar year.

          Best quarter:                                      1.56%    12/31/00
          Worst quarter:                                     0.15%    06/30/94

                                   AVERAGE ANNUAL TOTAL RETURNS
                                   (for the periods ended
                                   December 31, 2006)(1)



                                                                SINCE INCEPTION
                                        1 YEAR    5 YEARS(3)     (10/1/97)(2,3)


                                        ----------------------------------------
 CLASS A SHARES                           4.20%      1.71%           3.03%
--------------------------------------------------------------------------------
 CLASS B SHARES (with applicable
 Contingent Deferred Sales Charge)       -0.28%      1.05%           2.54%
--------------------------------------------------------------------------------
 CLASS C SHARES (with applicable
 Contingent Deferred Sales Charge)        3.68%      1.24%           2.77%
--------------------------------------------------------------------------------
 INSTITUTIONAL SHARES                     4.72%      2.12%           3.40%
--------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.



(2) Class B Shares were not in existence prior to September 2, 1998. Performance for periods prior to September 2, 1998, is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.



(3) Class C Shares were not in existence prior to January 30, 2002. Performance for periods prior to January 30, 2002 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.


As of December 31, 2006, the Fund's 7-day yield for Class A Shares, Class B Shares, Class C Shares and Institutional Shares was 4.11%, 3.61%, 3.61%, and 4.61%, respectively. Without fee waivers and expense reimbursements, the Fund's yield would have been 3.97%, 3.47%, 3.47%, and 4.47%, respectively, for this time period. For current yield information on the Fund, call 1-800-228-1872. The Fund's yield appears in The Wall Street Journal each Thursday.

  RISK/RETURN SUMMARY AND FUND EXPENSES            PRIME MONEY MARKET FUND



  As an investor in the Prime Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

  ------------------------------------------------------------------------------
  CONTINGENT DEFERRED SALES CHARGE

  Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

  ------------------------------------------------------------------------------

                                FEES AND EXPENSES





SHAREHOLDER TRANSACTION EXPENSES          CLASS A  CLASS B  CLASS C  INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)             SHARES   SHARES   SHARES      SHARES

Maximum Sales Charge (load) on Purchases     None     None     None        None
-----------------------------------------------------------------------------------
Maximum Deferred Sales Charge (load)         None    5.00%(2) 1.00%(3)     None
-----------------------------------------------------------------------------------
Redemption Fee(4)                            None     None     None        None

ANNUAL FUND OPERATING EXPENSES (FEES      CLASS A  CLASS B  CLASS C  INSTITUTIONAL
PAID FROM FUND ASSETS)                     SHARES   SHARES   SHARES      SHARES
Management Fee(5)                           0.40%    0.40%    0.40%       0.40%
-----------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee        0.50%    1.00%    1.00%       0.00%
-----------------------------------------------------------------------------------
Other Expenses                              0.19%    0.19%    0.19%       0.19%
-----------------------------------------------------------------------------------
Total Fund Operating Expenses               1.09%    1.59%    1.59%       0.59%
-----------------------------------------------------------------------------------
  Fee Waiver or Expense Reimbursement(5)   -0.12%   -0.12%   -0.12%      -0.12%
-----------------------------------------------------------------------------------
Net Fund Operating Expenses(5)              0.97%    1.47%    1.47%       0.47%
-----------------------------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(3) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(4) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(5) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.28% for the period from February 1, 2007 through January 31, 2008.

  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 investment

    - 5% annual return

    - redemption at the end of each period

    - no changes in the Fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008

  Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE


                                              1       3        5        10
PRIME MONEY MARKET FUND                     YEAR    YEARS    YEARS     YEARS


CLASS A SHARES                              $ 99     $335     $589    $1,318
-----------------------------------------------------------------------------
CLASS B SHARES
Assuming Redemption                         $550     $790     $954    $1,745
Assuming No Redemption                      $150     $490     $854    $1,745
-----------------------------------------------------------------------------
CLASS C SHARES
Assuming Redemption                         $150     $490     $854    $1,879
Assuming No Redemption                      $150     $490     $854    $1,879
-----------------------------------------------------------------------------
INSTITUTIONAL SHARES                        $ 48     $177     $317    $  726
-----------------------------------------------------------------------------

  RISK/RETURN SUMMARY AND FUND EXPENSES    U.S. TREASURY MONEY MARKET FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks current income with liquidity and stability of principal by investing exclusively in short-term United
                      States dollar-denominated obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements.

PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests exclusively in short-
STRATEGIES            term U.S. dollar-denominated obligations issued by the U.S.
                      Treasury ("U.S. Treasury Securities"), and repurchase
                      agreements collateralized by U.S. Treasury Securities.
                      Obligations purchased by the Fund are limited to U.S. dollar-
                      denominated obligations which the Board of Trustees has
                      determined present minimal credit risks.

                      In managing the Fund, the portfolio manager focuses on generating a high level of income. The manager generally evaluates investments based on interest rate sensitivity, selecting those securities whose maturities fit the Fund's interest rate sensitivity target and which the manager believes to be the best relative values. Generally, the portfolio manager buys and holds securities until their maturity.

                      The Fund will maintain an average weighted portfolio maturity of 90 days or less and will limit the maturity of each
                      security in its portfolio to 397 days or less.

                      For a more complete description of the securities in which the Fund may invest, please see Additional Investment
                      Strategies and Risks on page 15 or consult the SAI.

PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risk:

                      INTEREST RATE RISK: The possibility that the Fund's yield
                      will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an
                      increase in interest rates. Interest rate risk is generally high for longer-term debt securities and low for shorter-term debt securities.

                      For more information about this risk, please see Additional
                      Investment Strategies and Risks on page 15.

                      AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION
                      OF BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, THEIR
                      AFFILIATES, OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED
                      BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                      GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE
                      VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO
                      LOSE MONEY BY INVESTING IN THE FUND.

  RISK/RETURN SUMMARY AND FUND EXPENSES    U.S. TREASURY MONEY MARKET FUND


  The chart and table on this page show how the U.S. Treasury Money Market Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it shows the Fund's performance over time. Of course, past performance does not indicate how the Fund will perform in the future.


  The returns for Class A Shares, Class B Shares and Class C Shares will differ from the Institutional Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.


           PERFORMANCE BAR CHART AND TABLE
           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)

           (in percents)




1997                                               4.79
98                                                 4.85
99                                                 4.41
2000                                               5.66
01                                                 3.54
02                                                 1.19
03                                                 0.52
04                                                 0.79
05                                                 2.63
06                                                 4.52



The performance information shown above is based on a calendar year.

          Best quarter:                                      1.48%    12/31/00
          Worst quarter:                                     0.10%    12/31/03

                                   AVERAGE ANNUAL TOTAL RETURNS
                                   (for the periods ended
                                   December 31, 2006)(1)



                                                                      SINCE INCEPTION
                             1 YEAR    5 YEARS(3)    10 YEARS(2,3)      10/5/92(2,3)


                             ---------------------------------------------------------
 CLASS A SHARES                4.00%      1.53%          2.93%             3.16%
--------------------------------------------------------------------------------------
 CLASS B SHARES (with
 applicable Contingent
 Deferred Sales Charge)       -0.52%      0.92%          2.16%             2.79%
--------------------------------------------------------------------------------------
 CLASS C SHARES (with
 applicable Contingent
 Deferred Sales Charge)        3.49%      1.12%          2.72%             3.02%
--------------------------------------------------------------------------------------
 INSTITUTIONAL SHARES          4.52%      1.92%          3.27%             3.47%
--------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2) Class B Shares were not in existence prior to January 1, 1996. Performance for periods prior to January 1, 1996 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(3) Class C Shares were not in existence prior to January 30, 2002. Performance for periods prior to January 30, 2002 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

As of December 31, 2006, the Fund's 7-day yield for Class A Shares, Class B Shares, Class C Shares, and Institutional Shares was 4.43%, 3.93%, 3.93%, and 4.93%, respectively. Without fee waivers and expense reimbursements, the Fund's yield would have been 4.32%, 3.82%, 3.82%, and 4.82%, respectively for this time period. For current yield information on the Fund, call 1-800-228-1872. The Fund's yield appears in The Wall Street Journal each Thursday.

  RISK/RETURN SUMMARY AND FUND EXPENSES    U.S. TREASURY MONEY MARKET FUND



  As an investor in the U.S. Treasury Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

  ------------------------------------------------------------------------------

  CONTINGENT DEFERRED SALES CHARGE



  Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.
  ------------------------------------------------------------------------------

                                 FEES AND EXPENSES





SHAREHOLDER TRANSACTION EXPENSES          CLASS A  CLASS B  CLASS C  INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)             SHARES   SHARES   SHARES      SHARES

Maximum Sales Charge (load)
on Purchases                                 None     None     None        None
-----------------------------------------------------------------------------------
Maximum Deferred Sales Charge (load)         None  5.00%(2) 1.00%(3)       None
-----------------------------------------------------------------------------------
Redemption Fee(4)                            None     None     None        None

ANNUAL FUND OPERATING EXPENSES            CLASS A  CLASS B  CLASS C  INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)               SHARES   SHARES   SHARES      SHARES
Management Fee(5)                           0.40%    0.40%    0.40%       0.40%
-----------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee        0.50%    1.00%    1.00%       0.00%
-----------------------------------------------------------------------------------
Other Expenses                              0.19%    0.19%    0.19%       0.19%
-----------------------------------------------------------------------------------
Total Fund Operating Expenses               1.09%    1.59%    1.59%       0.59%
-----------------------------------------------------------------------------------
  Fee Waivers or Expense
  Reimbursements(5)                        -0.14%   -0.14%   -0.14%      -0.14%
-----------------------------------------------------------------------------------
Net Fund Operating Expenses(5)              0.95%    1.45%    1.45%       0.45%
-----------------------------------------------------------------------------------



(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.


(2) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.


(3) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.


(4) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


(5) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.26% for the period from February 1, 2007 through January 31, 2008.

  Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

    - $10,000 investment

    - 5% annual return

    - redemption at the end of each period

    - no changes in the fund's operating expenses except for the expiration of the current contractual expense limitations on January 31, 2008

  Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE



U.S. TREASURY MONEY                           1       3        5        10
MARKET FUND                                 YEAR    YEARS    YEARS     YEARS


CLASS A SHARES                              $ 97     $333     $587    $1,316
-----------------------------------------------------------------------------
CLASS B SHARES
Assuming Redemption                         $548     $788     $952    $1,743
Assuming No Redemption                      $148     $488     $852    $1,743
-----------------------------------------------------------------------------
CLASS C SHARES
Assuming Redemption                         $148     $488     $852    $1,877
Assuming No Redemption                      $148     $488     $852    $1,877
-----------------------------------------------------------------------------
INSTITUTIONAL SHARES                        $ 46     $175     $315    $  725
-----------------------------------------------------------------------------

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  MONEY MARKET FUNDS

  NATIONAL TAX-FREE MONEY MARKET FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in investments the income of which is exempt from federal regulation income tax. This policy may not be changed without shareholder approval.

  The Fund may invest up to 20% of its assets in securities the interest income from which may be subject to federal alternative minimum tax for individual shareholders.

  The Fund may purchase securities subject to credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases, the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

  The Fund will only purchase securities that present minimal credit risks as determined by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees of BB&T Funds. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities under Rule 2a-7 of the Investment Company Act of 1940. Eligible Securities include:
     - Securities that have short-term debt ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in one of the two highest ratings categories by at least two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);
     - securities that are issued or guaranteed by a person with such ratings;
     - securities without such short-term ratings that have been determined to be of comparable quality by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees; or
     - shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.

  For purposes of the National Tax-Free Money Market Fund's 80% policy, the Fund will "look through" investments in investment companies, such as iShares(R), and will include such investments in its percentage total.

  TEMPORARY DEFENSIVE MEASURES. If deemed appropriate under the circumstances, the National Tax-Free Money Market Fund may invest in cash or securities subject to federal income tax. This may cause the Fund to receive and distribute taxable income to investors, and to that extent to fail to meet its investment objective.

  PRIME MONEY MARKET FUND -- The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. Bank instruments include bank accounts, time deposits, certificates of deposit, and bankers' acceptances. As a matter of non-fundamental policy, instruments of foreign banks will not be considered bank instruments for purposes of the above-described exclusion from the industry concentration limit.

  The Fund may invest in debt obligations of foreign corporations and banks including Eurodollar Time Deposits and Yankee Certificates of Deposit.

  The Fund may purchase securities subject to credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases, the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

  The Fund will only purchase securities that present minimal credit risk as determined by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees of BB&T Funds. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:
     - Securities that have short-term debt ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in the two highest ratings categories by at least two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


     - securities that are issued or guaranteed by a person with such ratings;

     - securities without such short-term ratings that have been determined to be of comparable quality by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees; or

     - shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.

  INVESTMENT PRACTICES

  The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. FOLLOWING THE TABLE IS A MORE COMPLETE DISCUSSION OF RISK. You may also consult the SAI for additional details regarding these and other permissible investments.




                                                                                   DELAYED
                                ASSET-BACKED                      CONVERTIBLE      DELIVERY/ WHEN-                   EMERGING
BB&T FUNDS                      SECURITIES       COMMON STOCK     SECURITIES       ISSUEDS          DERIVATIVES      MARKETS



------------------------------------------------------------------------------------------------------------------------------------
Money Market Funds

------------------------------------------------------------------------------------------------------------------------------------
National Tax-Free Money
  Market Fund                                                                      X

------------------------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund         X                                                  X

------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market
  Fund

------------------------------------------------------------------------------------------------------------------------------------


                                FORWARD FOREIGN  GUARANTEED       HIGH-YIELD/                       INVESTMENT
                                CURRENCY         INVESTMENT       HIGH-RISK DEBT   ILLIQUID         COMPANY          INVESTMENT
BB&T FUNDS                      CONTRACTS        CONTRACTS        SECURITIES       SECURITIES       SECURITIES       GRADE BONDS



------------------------------------------------------------------------------------------------------------------------------------
Money Market Funds

------------------------------------------------------------------------------------------------------------------------------------
National Tax-Free Money
  Market Fund                                    X                                 X                X

------------------------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund                          X                                 X                X

------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market
  Fund                                                                                              X

------------------------------------------------------------------------------------------------------------------------------------


  ADDITIONAL INVESTMENT STRATEGIES AND RISKS



MONEY
MAR-
KET
INST-                                                     NON-U.S. TRADED                   REAL ESTATE
RUME-  MORTGAGE-BACKED  MORTGAGE DOLLAR  MUNICIPAL        FOREIGN          PREFERRED        INVESTMENT       RESTRICTED
NTS    SECURITIES       ROLLS            SECURITIES       SECURITIES       STOCKS           TRUSTS (REITS)   SECURITIES



----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                                                                   X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                X                                                                   X

----------------------------------------------------------------------------------------------------------------------------
X

----------------------------------------------------------------------------------------------------------------------------

MONEY
MAR-
KET
INST-  REVERSE                                            U.S. GOVERNMENT  U.S. TRADED                       VARIABLE AND
RUME-  REPURCHASE       SECURITIES       TRUST PREFERRED  AGENCY           FOREIGN          U.S. TREASURY    FLOATING RATE
NTS    AGREEMENTS       LENDING          SECURITIES       SECURITIES       SECURITIES       OBLIGATIONS      INSTRUMENTS



----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
X      X                X                                 X                                 X                X

----------------------------------------------------------------------------------------------------------------------------
X      X                X                                 X                X                X                X

----------------------------------------------------------------------------------------------------------------------------
X                       X                                                                   X

----------------------------------------------------------------------------------------------------------------------------

MONEY
MAR-
KET
INST-                   ZERO-COUPON
RUME-                   DEBT
NTS    WARRANTS         OBLIGATIONS



---------------------------------------


---------------------------------------
X                       X

---------------------------------------
X                       X

---------------------------------------
X                       X

---------------------------------------

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS



  ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

  ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.

  COMMON STOCK:  Shares of ownership of a company.

  CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.

  DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund's obligations under these commitments will not exceed 25% of its total assets.

  DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swap agreements, some mortgage-backed securities and custody receipts.

     CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price. The Funds will sell only covered call and secured put options.

     CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs.

     FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.

     STOCK-INDEX OPTIONS: A security that combines features of options with securities trading using composite stock indices.

     STRUCTURED PRODUCTS: Individually negotiated agreements organized and operated to restructure the investment characteristics of an underlying security, involving the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments.

     SWAPS: An arrangement in which a Fund and another entity may lend to each other on different terms, e.g., in different currencies, and/or different interest rates.

  EMERGING MARKETS: Bonds issued by foreign companies in countries that are defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (the World Bank), the International Finance Corporation of the World Bank, the United Nations or their authorities.

  FOREIGN SECURITIES -- NON-U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.

     EUROPEAN DEPOSITARY RECEIPTS ("EDRS"): EDRs are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities.

     GLOBAL DEPOSITARY RECEIPTS ("GDRS"): GDRs are depositary receipts structured as global debt issues to facilitate trading on an international basis.

  FOREIGN SECURITIES -- U.S. TRADED: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

     AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

     YANKEE BONDS, NOTES, AND SIMILAR DEBT OBLIGATIONS: U.S.-dollar denominated bonds and notes issued by foreign corporations or governments.

         CANADA BONDS:  Issued by Canadian provinces.

         SOVEREIGN BONDS:  Issued by the government of a foreign country.

         SUPRANATIONAL BONDS: Issued by supranational entities, such as the World Bank and European Investment Bank.

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  FORWARD FOREIGN CURRENCY CONTRACTS: An obligation to purchase or sell a specific amount of a currency at a fixed future date and price set at the time the contract is negotiated.

  GUARANTEED INVESTMENT CONTRACTS: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.

  HIGH-YIELD/HIGH-RISK DEBT SECURITIES: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

  ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

  INVESTMENT COMPANY SECURITIES: The Money Market Funds may only invest in shares of other money market funds. Pursuant to new exemptive rules under the 1940 Act recently adopted by the Securities and Exchange Commission and effective as of July 31, 2006, each Fund may invest in shares of affiliated or unaffiliated money market funds to the extent permitted by its investment strategy.

  INVESTMENT GRADE BONDS: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Adviser.

  MONEY MARKET INSTRUMENTS: Investment grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. government obligations, domestic and foreign commercial paper (including variable amount master demand notes), repurchase agreements, certificates of deposit, bankers' acceptances, demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, bank accounts and other financial institution obligations. Money market instruments may carry fixed or variable interest rates. These investments are limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two NRSROs (for example, commercial paper rated "A-1" or "A-2" by S&P and "P-1" or "P-2" by Moody's), or (ii) do not possess a rating (i.e., are unrated) but are determined by the Adviser or Sub-Adviser to be of comparable quality.

     BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

     CERTIFICATES OF DEPOSIT:  Negotiable instruments with a stated maturity.

     COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

     REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

     TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

     VARIABLE AMOUNT MASTER DEMAND NOTES: Unsecured demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of principal and accrued interest at specified intervals.

  MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

     COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.

  MORTGAGE DOLLAR ROLLS: Transactions in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include industrial development bonds and other private activity bonds, as well as general obligation bonds, revenue bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities (single family revenue bonds), obligations issued on behalf of Section 501(c)(3) organizations, and pre-refunded (or escrowed to maturity) bonds whose timely payment of principal and interest is ensured by an escrow of U.S. government obligations.

  There are two general types of municipal bonds: General-obligations bonds, which are secured by the taxing power of the issuer and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation ("COPs"); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district issues which are secured by specific real estate parcels; hospital revenue; and industrial development bonds that are secured by a private company.

     STAND-BY COMMITMENTS: Contract where a dealer agrees to purchase at a fund's option a specified municipal obligation at its amortized cost value to a fund plus accrued interest. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

  PREFERRED STOCKS: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. These securities generally do not carry voting rights.

  REAL ESTATE INVESTMENT TRUSTS ("REITS"): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

  RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

  REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.

  SECURITIES LENDING: The lending of up to 33 1/3% of the Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit.

  TRUST PREFERRED SECURITIES: Securities possessing characteristics of both equity and debt issues.

  U.S. GOVERNMENT AGENCY SECURITIES:   Securities issued by agencies and
  instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.

  U.S. TREASURY OBLIGATIONS:   Bills, notes, bonds, Ginnie Maes, separately
  traded registered interest and principal securities, and coupons under bank entry safekeeping.

     STRIPPED OBLIGATIONS: U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution.

  VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.

  WARRANTS: Securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.

  ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

  INVESTMENT RISKS

  Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Risk/Return Summary and Fund Expenses." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

  CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  ESTIMATED MATURITY RISK. The risk that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

  FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar-denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

  INVESTMENT RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

  LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

     HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

     SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

  LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on portfolio management or performance. This includes the risk of foregoing an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

  MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

  MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

  POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

  ADDITIONAL INVESTMENT STRATEGIES AND RISKS


  PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call" -- or repay -- higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income -- and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

  REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

  SECTOR RISK. The risk that a Fund comprised of securities credit enhanced by banks or companies with similar characteristics will be more susceptible to any economic, business, political, or other developments that generally affect these entities. Developments affecting banks or companies with similar characteristics might include changes in interest rates, changes in the economic cycle affecting credit losses and regulatory changes.

  TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

  U.S. GOVERNMENT AGENCY SECURITIES RISK. The risk associated with securities issued by agencies of the U.S. government such as Fannie Mae, Ginnie Mae or Freddie Mac. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

 [ICON]  FUND MANAGEMENT


  THE INVESTMENT ADVISER

  BB&T Asset Management, Inc. ("BB&T Asset Management" or the "Adviser") is the adviser for the Funds. BB&T Asset Management, located at 434 Fayetteville Street Mall, Raleigh, NC 27601, is a wholly-owned subsidiary of BB&T Corporation ("BB&T"). BB&T is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation, a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 2006, BB&T Corporation had assets of approximately $121.4 billion. Through its subsidiaries, BB&T operates over 1,400 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.

  In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. BB&T Asset Management currently manages assets of more than $15.3 billion.

  The Adviser may appoint one or more sub-advisers to manage all or a portion of the assets of the Funds. The Funds and the Adviser intend to seek exemptive relief from the Securities and Exchange Commission (SEC) to permit the Adviser, subject to certain conditions, including the one-time prior approval of the Funds' Board of Trustees and shareholders, to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval. The Adviser has received the one-time approval from the Funds' Board of Trustees and shareholders, and if the Adviser obtains an exemptive order from the SEC, the Adviser will have the ability to change the fee payable to a sub-adviser or appoint a new sub-adviser at a fee different than that paid to the current sub-adviser, which in turn may result in a different fee retained by the Adviser. As of the date of this Prospectus, the Funds and the Adviser had not yet filed an exemptive application with the SEC. Once filed, there is no guarantee that the SEC will grant exemptive relief.

  Through its portfolio management team, BB&T Asset Management makes day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.

  For these advisory services, the Funds paid as follows during their fiscal year ended September 30, 2006:


                                                       PERCENTAGE OF
                                                     AVERAGE NET ASSETS
                                                    FOR THE FISCAL YEAR
                                                       ENDED 09/30/06
                                                    -------------------


National Tax-Free Money Market Fund...............         0.20%
Prime Money Market Fund...........................         0.29%
U.S. Treasury Money Market Fund...................         0.27%


  A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with BB&T Asset Management and sub-advisory agreement with Federated IMC is available in the Funds' annual report to shareholders for the period ended September 30, 2006.

  THE INVESTMENT SUB-ADVISER

  NATIONAL TAX-FREE MONEY MARKET FUND AND PRIME MONEY MARKET FUND. Federated Investment Management Company ("Federated IMC") serves as the Sub-Adviser to the National Tax-Free Money Market Fund and Prime Money Market Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Federated IMC manages the Funds, selects their investments, and places all orders for purchases and sales of the Funds' securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T Asset Management and in accordance with the Funds' respective investment objectives, policies and restrictions.

 [ICON]  FUND MANAGEMENT


  Federated IMC's address is: Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.
  Federated IMC and other subsidiaries of Federated Investors, Inc. advise approximately 148 mutual funds and separate accounts, which totaled approximately $237 billion in assets as of December 31, 2006. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,243 employees. Nearly 5,500 investment professionals and institutions make Federated Funds available to their customers.


  THE DISTRIBUTOR AND ADMINISTRATOR

  BB&T Asset Management, Inc. (the "Administrator"), 434 Fayetteville Street Mall, Raleigh, NC 27601, serves as each Fund's administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. PFPC Inc. (the "Sub-Administrator"), 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as each Fund's sub-administrator.

  BB&T AM Distributors, Inc. (the "Distributor") serves as the distributor of each Fund's shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

  The SAI has more detailed information about the Adviser and other service providers.



           SHAREHOLDER
   [ICON]  INFORMATION




  CHOOSING A SHARE CLASS

  Class A Shares, Class B Shares, Class C Shares, and Institutional Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments. Your financial representative can help you decide which share class is best for you.

  CLASS A SHARES

  - No sales charges.

  - Distribution and service fees of 0.50% of average daily net assets.

  - Offered By:
    National Tax-Free Money Market Fund
    Prime Money Market Fund
    U.S. Treasury Money Market Fund

  CLASS B SHARES

  - No front-end sales charge; all your money goes to work for you right away.

  - Distribution and service (12b-1) fees of 1.00% of average daily net assets.

  - A deferred sales charge, as described on pages 34-35.

  - Automatic conversion to Class A Shares after eight years, thus reducing future annual expenses.

  - Maximum investment for all Class B purchases:  $250,000.

  - Offered By:
    National Tax-Free Money Market Fund
    Prime Money Market Fund
    U.S. Treasury Money Market Fund

  NOTE: Shareholders obtaining Class B Shares of a Money Market Fund upon an exchange of Class B Shares of any other Fund, will be requested to participate in the Auto Exchange Program in such a way that their Class B Shares have been withdrawn from the Money Market Fund within two years of purchase.

  CLASS C SHARES

  - No front-end sales charge; all your money goes to work for you right away.

  - Distribution and service (12b-1) fees of 1.00% of average daily net assets.

  - A deferred sales charge, as described on pages 34-35

  - Maximum investment for all Class C purchases:
    None

  - Offered by:
    National Tax-Free Money Market Fund
    Prime Money Market Fund
    U.S. Treasury Money Market Fund

  INSTITUTIONAL SHARES

  - No sales charges.

  - No distribution and service (12b-1) fees.

  - Available only to Branch Banking and Trust Company and its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity or to individuals or corporations investing $1,500,000 or more.

  - Offered By:
    National Tax-Free Money Market Fund
    Prime Money Market Fund
    U.S. Treasury Money Market Fund

  MINIMUM INVESTMENT AMOUNT FOR INSTITUTIONAL SHARES

  The minimum initial investment in Institutional Shares of the Funds offered by this Prospectus is $1,500,000. An Institutional shareholder's minimum investment cannot be calculated by combining all accounts he/she maintains with BB&T Funds -- rather, the shareholder must meet the minimum amount for each Fund in which he/she wishes to invest.

  SHAREHOLDER INFORMATION


  If your account falls below $1,500,000, the Fund may ask you to increase your balance. If it is still below $1,500,000 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

  For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

  Because 12b-1 fees are paid on an ongoing basis, Class B and Class C shareholders could end up paying more expenses and receive lower dividends over the long term than if they had paid a sales charge.

  Generally, expenses applicable to a Fund are allocated to each share class of the Fund on the basis of the relative net assets of each class. Expenses applicable to a particular share class, such as distribution and service (12b-
  1) fees, are borne solely by that share class.


  PRICING OF FUND SHARES

  ------------------------------------------------------------------------------
  HOW NAV IS CALCULATED


  The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:



                                       NAV =
                         Total Assets - Total Liabilities

                          -------------------------------
                                 Number of Shares
                                    Outstanding

  NAV is calculated separately for each class of shares.

  ------------------------------------------------------------------------------

MONEY MARKET FUNDS

The per share net asset value ("NAV") of the Prime Money Market and U.S. Treasury Money Market Funds will be determined at 3:00 p.m. Eastern time on days the New York Stock Exchange and the Federal Reserve Bank of New York are open. The NAV for the National Tax-Free Money Market Fund will be determined at 12:00 p.m. Eastern time on days the New York Stock Exchange and the Federal Reserve Bank of New York are open. On days when the Federal Reserve Bank of New York is closed, each Fund may elect to be open, in its discretion, if it is determined to be in shareholders' best interests. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received. This is what is known as the offering price.

Each Fund uses the amortized cost method of valuing its investments, which does not take into account unrealized gains or losses. For further information regarding the methods used in valuing the Fund's investments, please see "Additional Information About the Funds -- Fair Value Pricing Policies."

  SHAREHOLDER INFORMATION


  PURCHASING AND ADDING TO YOUR SHARES

  You may purchase shares of the Funds through the Distributor or through banks, brokers and other investment representatives or institutions, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative or institution, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Institutional Shares may be purchased only through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of customers of Branch Banking and Trust company or one of its affiliates or other financial service providers approved by the Distributor. The parties are responsible for transmitting orders by close of business. Consult your investment representative or institution for specific information. Individuals or corporations meeting the minimum investment requirements may also purchase Institutional Shares.



                              MINIMUM INITIAL     MINIMUM
ACCOUNT TYPE                       INVESTMENT  SUBSEQUENT


Class A, Class B, or Class C
----------------------------------------------------------
Regular                                $1,000          $0
----------------------------------------------------------
Automatic Investment Plan                 $25         $25
----------------------------------------------------------
Institutional Class Regular        $1,500,000          $0
----------------------------------------------------------



All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, credit card convenience checks, cash, traveler's checks, cashier's checks and checks drawn on foreign currencies are not accepted. In addition, bank starter checks are not accepted for initial purchase into the Funds.

A Fund may waive its minimum purchase requirement. The Distributor may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

  --------------------------------------------------------------------------

  AVOID TAX WITHHOLDING

  Each Fund is required to withhold a percentage of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number have otherwise failed to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI and provide a correct Tax Identification Number (Social Security Number for most investors) on the account application.



  --------------------------------------------------------------------------

  SHAREHOLDER INFORMATION


  PURCHASING AND ADDING TO YOUR SHARES
  CONTINUED

  INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT -- CLASS A, CLASS B, AND CLASS C SHARES ONLY

  BY REGULAR MAIL

  If purchasing shares through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will complete and submit the necessary documentation. For all other purchases, follow the instructions below.

  Initial Investment:

  1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

  2. Make check or bank draft payable to "BB&T Funds."

  3. Mail to: BB&T Funds
      P.O. Box 9762, Providence, RI 02940-9762.

  Subsequent:

  1. Use the investment slip attached to your account statement. Or, if unavailable,

  2. Include the following information on a piece of paper:

     - BB&T Funds/Fund name

     - Share class

     - Amount invested

     - Account name

     - Account number

     Include your account number on your check.

  3. Mail to: BB&T Funds
      P.O. Box 9762, Providence, RI 02940-9762.

  BY OVERNIGHT SERVICE

  See instructions 1-2 above for subsequent investments.

  4. Mail to: BB&T Funds
     c/o PFPC Inc.
     101 Sabin Street, Pawtucket, RI 02860.

--------------------------------------------------------------------------------
ELECTRONIC VS. WIRE TRANSFER


Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to ten days to clear. There is generally no fee for ACH transactions.
--------------------------------------------------------------------------------

  ELECTRONIC PURCHASES

  Your bank must participate in the Automated Clearing House (ACH) and must be a
  U. S. Bank. Your bank or broker may charge for this service.

  Establish electronic purchase option on your account application or call 1-800-228-1872. Your account can generally be set up for electronic purchases within 15 days.

  Call 1-800-228-1872 to arrange a transfer from your bank account.


----------------------------------------------------------------------------
                                 QUESTIONS?
                          Call 800-228-1872 or your
                         investment representative.
----------------------------------------------------------------------------

  SHAREHOLDER INFORMATION


  PURCHASING AND ADDING TO YOUR SHARES
  CONTINUED

  BY WIRE TRANSFER

  Note: Your bank may charge a wire transfer fee.

  For initial investment:

  Mail the completed application, along with a request for a confirmation number to P.O. Box 9762, Providence, RI 02940-9762. Follow the instructions below after receiving your confirmation number.

  For initial and subsequent investments:

  Call 1-800-228-1872 to obtain a trade confirmation number and use the wire instructions below:



Bank:          PNC Bank
ABA:           031000053
Account Name:  BB&T Funds
Acct #:        8611727598
               account name, fund number, fund name, and account number at BB&T Funds
FBO:



  AFTER INSTRUCTING YOUR BANK TO WIRE THE FUNDS, CALL 1-800-228-1872 TO ADVISE US OF THE AMOUNT BEING TRANSFERRED AND THE NAME OF YOUR BANK.
  ------------------------------------------------------------------------------

  YOU CAN ADD TO YOUR ACCOUNT BY USING THE CONVENIENT OPTIONS DESCRIBED BELOW. THE FUND RESERVES THE RIGHT TO CHANGE OR ELIMINATE THESE PRIVILEGES AT ANY TIME WITH 60 DAYS NOTICE.

  ------------------------------------------------------------------------------
  AUTOMATIC INVESTMENT PLAN -- CLASS A, CLASS B AND CLASS C SHARES ONLY

  You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $25 minimum required to open the account.

  To invest regularly from your bank account:

    - Complete the Automatic Investment Plan portion on your account application or the supplemental sign-up form.

    - Make sure you note:

      - Your bank name, address and account number.

      - The amount you wish to invest automatically  (minimum $25).

      - How often you want to invest (every month, 4 times a year, twice a year or once a year).

  ----------------------------------------------------------------------------
  DIRECTED DIVIDEND OPTION

  By selecting the appropriate box in the account application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another BB&T Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.
--------------------------------------------------------------------------------


    - Attach a voided personal check.

  Call 1-800-228-1872 for an enrollment form or consult the SAI for additional information.

  ANTI-MONEY LAUNDERING PROGRAM

  The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to refuse to open your account, to close your account or to take such other action as they deem reasonable or required by law.

  ------------------------------------------------------------------------------

  DIVIDENDS AND DISTRIBUTIONS

  All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Institutional Shares than for Class A Shares, Class B Shares, and Class C Shares because Institutional Shares have lower distribution expenses. Similarly, dividends are higher for Class A Shares than for Class B Shares and Class C Shares. Income dividends for the Money Market Funds are declared daily and paid monthly. Capital gains, if any, are distributed at least annually.

  DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.

  --------------------------------------------------------------------------

  SHAREHOLDER INFORMATION


  SELLING YOUR SHARES

  You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. For more information, see "General Policies on Selling Shares" on page 32.

--------------------------------------------------------------------------------

 WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

 As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

--------------------------------------------------------------------------------

  CONTINGENT DEFERRED SALES CHARGE

  When you sell Class B or Class C Shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the section on "Distribution Arrangements/Sales Charges" below for details.



  INSTRUCTIONS FOR SELLING SHARES

  If selling your shares through your financial adviser or broker, you should inquire about redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

  BY TELEPHONE (UNLESS YOU HAVE DECLINED TELEPHONE SALES PRIVILEGES)

    1. Call 1-800-228-1872 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares -- Verifying Telephone Redemptions" on page 32).

  BY MAIL

    1. Call 1-800-228-1872 to request redemption forms or write a letter of instruction indicating:

       - your Fund and account number

       - amount you wish to redeem

       - address where your check should be sent

       - account owner signature

    2. Mail to: BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762.

  BY OVERNIGHT SERVICE (SEE "GENERAL POLICIES ON SELLING SHARES -- REDEMPTIONS IN WRITING REQUIRED" BELOW)

    1. See instruction 1 above for selling shares by mail.

    2. Mail to: BB&T Funds, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI
       02860.

  SHAREHOLDER INFORMATION


  SELLING YOUR SHARES
  CONTINUED


  WIRE TRANSFER

  You must indicate this option on your application.

  The Fund will charge a $7 wire transfer fee for each wire transfer request. As of the date of this prospectus, BB&T Funds has waived the $7 wire transfer fee. This waiver is voluntary and may be discontinued at any time. Note: Your financial institution may also charge a separate fee.

  Call 1-800-228-1872 to request a wire transfer.

  If you call by 3 p.m. Eastern time, (12:00 p.m. Eastern time for the National Tax-Free Money Market Fund) your payment will normally be wired to your bank on the next business day.

  ELECTRONIC REDEMPTIONS

  Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

  Your bank may charge for this service.

  Call 1-800-228-1872 to request an electronic redemption.

  If you call by 3 p.m. Eastern time, (12:00 p.m. Eastern time for the National Tax-Free Money Market Fund) the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

  AUTO WITHDRAWAL PLAN -- CLASS A, CLASS B, AND CLASS C SHARES ONLY

  You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. To activate this feature:

    - Complete the supplemental sign-up form which you may obtain by calling 1-800-228-1872.

    - Include a voided personal check.

    - Your account must have a value of $5,000 or more to start withdrawals.

    - If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

  REDEMPTION BY CHECK WRITING -- CLASS A SHARES ONLY

  You may write checks in amounts of $100 or more on your account in Class A Shares of the National Tax-Free Money Market Fund, Prime Money Market Fund or U.S. Treasury Money Market Fund. To obtain checks, complete the signature card section of the account application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days' written notice. You must maintain the minimum required account balance in the Fund of $1,000 and you may not close your Fund account by writing a check.

  SHAREHOLDER INFORMATION


  GENERAL POLICIES ON SELLING SHARES

  REDEMPTIONS IN WRITING REQUIRED

  You must request a redemption in writing if:

    - You are requesting redemption from an Individual Retirement Account
      ("IRA").

  You must request redemption in writing and obtain a Medallion signature guarantee if:

    - Your account registration or the name(s) on your account has changed within the last 10 business days; or

    - The check is not being mailed to the address on your account; or

    - The check is not being made payable to the owner(s) of the account; or

    - Your account address has changed within the last ten business days; or

    - The redemption proceeds are being transferred to another Fund account with different registration; or

    - The redemption proceeds are being wired to bank instructions currently not on your account.

  A Medallion signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The transfer agent may reject any Medallion signature guarantee if it believes the transaction would otherwise be improper.

  VERIFYING TELEPHONE REDEMPTIONS

  The Fund makes every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges by the telephonic instructions or facsimile instructions, may be revoked at the discretion of the Funds without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.

  REDEMPTIONS WITHIN 15 BUSINESS DAYS OF INVESTMENT

  When you have made an investment by check, the proceeds of your redemption may be held up to 15 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares with a certified check. You can still avoid this delay by purchasing shares with a certified check or federal funds wire.

  POSTPONEMENT OF REDEMPTION REQUEST

  Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Funds your redemption request by regular mail or express mail.

  SHAREHOLDER INFORMATION


  GENERAL POLICIES ON SELLING SHARES
  CONTINUED

  REDEMPTION IN KIND

  Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

  CLOSING OF SMALL ACCOUNTS

  If your account falls below $1,000 ($1,500,000 for Institutional Shares), the Fund may ask you to increase your balance. If it is still below $1,000 or $1,500,000, as applicable, after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

  UNDELIVERABLE DISTRIBUTION CHECKS

  For any shareholder who chooses to receive distributions in cash:

  If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund at the current NAV.

  SHAREHOLDER INFORMATION


  DISTRIBUTION ARRANGEMENTS/SALES CHARGES

  CALCULATION OF SALES CHARGES

  CLASS A SHARES

  Class A Shares are sold at their public offering price. This price equals NAV. There is no sales charge on Class A Shares of the Money Market Funds.

  CLASS B SHARES

  Class B Shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class B Shares of the Fund before the sixth anniversary, you will have to pay a contingent deferred sales charge ("CDSC") at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption according to the schedule to the right. There is no CDSC on reinvested dividends or distributions.



               CDSC AS A % OF
    YEARS       DOLLAR AMOUNT
    SINCE        SUBJECT TO
  PURCHASE         CHARGE


     0-1            5.00%
     1-2            4.00%
     2-3            3.00%
     3-4            3.00%
     4-5            2.00%
     5-6            1.00%
 more than 6        None






  If you sell some but not all of your Class B Shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).


  CONVERSION FEATURE -- CLASS B SHARES

   - Class B Shares automatically convert to Class A Shares of the same Fund after eight years from the end of the month of purchase.

   - After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares which will increase your investment return compared to the Class B Shares.

   - You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

   - If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares.

   - The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

  CLASS C SHARES

  Class C Shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class C Shares of the Fund before the first anniversary, you will have to pay a 1% CDSC at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

  SHAREHOLDER INFORMATION


  DISTRIBUTION ARRANGEMENTS/SALES CHARGES
  CONTINUED

  CLASS B AND CLASS C SHARES

  The CDSC will be waived under certain circumstances, including the following:

   - Minimum required distributions from an IRA or other qualifying retirement plan to a shareholder who has attained age 70 1/2.

   - Redemptions from accounts following the death or disability of the shareholder.

   - Investors who purchased through a participant directed defined benefit plan.

   - Returns of excess contributions to retirement plans.

   - Distributions of less than 12% of the annual account value under an Auto Withdrawal Plan.

   - Shares issued in a plan of reorganization sponsored by the Adviser, or shares redeemed involuntarily in a similar situation.

   - Investors who purchased through the Cash Sweep Program and BB&T Treasury Services Division.

  Current information regarding sales charges and breakpoints is available on the Funds' website at www.bbtfunds.com.

  DISTRIBUTION AND SERVICE (12b-1) FEES

  12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

   - The 12b-1 and shareholder servicing fees vary by share class as follows:

     - Class A Shares pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund.

     - Class B Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This will cause expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares.

     - Class C Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

   - The higher 12b-1 fee on Class B and Class C Shares, together with the CDSC, help the Distributor sell Class B and Class C Shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

   - The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

  Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

  REINSTATEMENT PRIVILEGE

  If you have sold Class C Shares and decide to reinvest in the Fund within a 90 day period, you will not be charged the applicable sales charge on amounts up to the value of the shares you sold. You must provide a written request for reinstatement and payment within 90 days of the date your instructions to sell were processed.

  DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS -- REVENUE SHARING

  The Adviser and/or its affiliates may pay out of their own assets compensation to broker-dealers and other persons (collectively, "financial intermediaries") for the sale and distribution of the shares and/or for the servicing of the shares. These additional cash incentives, sometimes referred to as "revenue sharing arrangements" are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus. These additional cash payments made by the Adviser may be made to supplement commissions reallowed to dealers, and may take the form of (1) due diligence payments for a financial intermediary's examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial intermediary's list of mutual funds available for purchase by its clients; (3) marketing support fees for providing assistance in promoting the sale of shares; (4) payments in connection with attendance at sales meetings for the promotion of the sale of shares; and (5) payments for the sale of shares and/or the maintenance of share balances. These payments, which may be different for different financial institutions, will not change the price an investor will pay for shares or the amount that a Fund will receive for the sale of shares.

  SHAREHOLDER INFORMATION


  EXCHANGING YOUR SHARES

  You can exchange your shares in one Fund for shares of the same class of another BB&T Fund, usually without paying additional sales charges (see "Notes on Exchanges"). You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Class A Shares, Class B Shares, and Class C Shares may also be exchanged for Institutional Shares of the same Fund if you become eligible to purchase Institutional Shares. Additionally, Institutional Shares may also be exchanged for Class A Shares of the same Fund if you cease to be eligible to purchase Institutional Shares. Institutional Shares may not be exchanged for Class B Shares or Class C Shares, and Class A Shares may not be exchanged for Class B Shares or Class C Shares. Class C Shares may not be exchanged for Class B Shares. No transaction fees are currently charged for exchanges. However, the exchange of Institutional Shares for Class A Shares will require payment of the sales charge unless the sales charge is waived.

  AUTO EXCHANGE PLAN -- CLASS B SHARES ONLY

  You can use the Funds' Auto Exchange Plan to purchase Class B Shares of the Funds at regular intervals through regular, automatic redemptions from your BB&T Fund account. To participate in the Automatic Exchange:

    - Complete the appropriate section of the account application.

    - Keep a minimum of $10,000 in your BB&T Funds account and $1,000 in the Fund whose shares you are buying.

  Shareholders investing in Class B Shares of the Money Market Funds, as opposed to Shareholders obtaining Class B Shares of the Money Market Funds upon exchange of Class B Shares of any of the other Funds, will be requested to participate in the Auto Exchange Plan and set the time and amount of their regular, automatic withdrawals in such a way that all of their Class B Shares will be withdrawn from the U.S. Treasury Money Market Fund or Prime Money Market Fund within 2 years of purchase.

  To change the Auto Exchange Plan instructions or to discontinue the feature, you must send a written request to BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762.

  INSTRUCTIONS FOR EXCHANGING SHARES

  Exchanges may be made by sending a written request to BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762, or by calling 1-800-228-1872. Please provide the following information:

    - Your name and telephone number,

    - The exact name on your account and account number,

    - Taxpayer identification number (usually your Social Security number),

    - Dollar value or number of shares to be exchanged,

    - The name of the Fund from which the exchange is to be made, and

    - The name of the Fund into which the exchange is being made.

  See "Selling your Shares" on pages 30-31 for important information about telephone transactions.

  NOTES ON EXCHANGES



  - When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

  - The registration and tax identification numbers of the two accounts must be identical.

  - The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days' notice to shareholders.

  - Be sure to read carefully the prospectus of any Fund into which you wish to exchange shares.

  SHAREHOLDER INFORMATION


  MARKET TIMING POLICIES

  Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems.

  We will apply our policies and procedures consistently to all fund shareholders. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.


  DIVIDENDS, DISTRIBUTIONS AND TAXES

  Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.


  DISTRIBUTIONS. Generally, for federal income tax purposes, Fund distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. However, as money market funds, it is unlikely that the Funds will distribute long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Additionally, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Long-term capital gains rates applicable to individuals have been reduced to 15%, with lower rates applicable to taxpayers in the 10% and 15% rates, for taxable years beginning before January 1, 2011. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

  Distributions are taxable whether you received them in cash or reinvested them in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions of dividends (or capital gains, if any) may be subject to state and local income taxes as well. Foreign governments may withhold taxes on dividends and interest paid, while imposing taxes on other payments or gains, with respect to the Fund's investments in foreign securities, if any.

  BB&T Funds will send you a statement each year showing the tax status of all your distributions.

  SPECIAL CONSIDERATIONS FOR NATIONAL TAX-FREE MONEY MARKET FUND SHAREHOLDERS. Distributions from the National Tax-Free Money Market Fund of "exempt-interest dividends" (that is, distributions of net income from tax-exempt securities that are properly designated by the Fund) are not generally subject to federal regular income tax, but may be taxable for federal alternative minimum tax purposes (both for individual and corporate shareholders) and for state and local tax purposes. The National Tax-Free Money Market Fund generally expects most of its distributions to be exempt-interest dividends. If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the National Tax-Free Money Market Fund may have on the federal taxation of your benefits. Distributions made by the National Tax-Free Money Market Fund from investments other than tax-exempt securities, whether such investments are made for defensive reasons or otherwise, may result in federal taxes (as described in the preceding subsection) and/or state income or other taxes.

  SALES, EXCHANGES AND REDEMPTIONS OF SHARES. Any gain resulting from the sale, exchange or redemption of your Fund shares will generally be subject to federal income tax. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

  SHAREHOLDER INFORMATION




  GENERAL. Generally, the Funds' advisers (other than the advisers of the National Tax-Free Money Market Fund) do not consider taxes when deciding to buy or sell securities.

  The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax.) Shareholders are urged to consult with their tax advisers to determine the tax considerations that are relevant to their particular tax investments and tax situation, including possible state, local and foreign taxes.

  MORE INFORMATION ABOUT TAXES IS IN OUR SAI.


  ADDITIONAL INFORMATION ABOUT THE FUNDS

  FAIR VALUE PRICING POLICIES

  A Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the Pricing Committee will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis. In these situations, the Funds' Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund's net asset value price, which should eliminate the potential for arbitrage in a Fund.

  A "significant event" is one that occurred prior to a Fund's valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such "significant events" relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund's accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee. The U.S. Treasury Money Market Fund does not invest in foreign securities. The Prime Money Market Fund's foreign investments are generally limited to U.S. dollar denominated debt securities issued by foreign branches or subsidiaries of U.S. banks. Thus, the situations in which the Fund will be required to fair value price due to a significant event are limited.

  DISCLOSURE OF PORTFOLIO HOLDINGS

  Information regarding the Funds' policies and procedures regarding the disclosure of portfolio holdings is contained in our Statement of Additional Information.

  HOUSEHOLDING

  In order to reduce shareholder expenses, we may, unless you instruct otherwise, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you do not wish to receive individual copies of these documents, please call 1-800-228-1872, or if your shares are held through a financial institution, please contact them directly. We will begin sending your individual copies with the next scheduled mailing.




   [ICON]  OTHER INFORMATION ABOUT THE FUNDS




  FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Funds' independent registered public accounting firm. This report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.

  OTHER INFORMATION ABOUT THE FUNDS


  FINANCIAL HIGHLIGHTS
  CONTINUED



                                                         INVESTMENT ACTIVITIES                           DIVIDENDS
                                              ------------------------------------------   -------------------------------------

                                  NET ASSET       NET        NET REALIZED/
                                    VALUE,    INVESTMENT   UNREALIZED GAINS   TOTAL FROM       NET
                                  BEGINNING     INCOME        (LOSSES) ON     INVESTMENT   INVESTMENT   NET REALIZED     TOTAL
                                  OF PERIOD     (LOSS)        INVESTMENTS     ACTIVITIES     INCOME         GAINS      DIVIDENDS
                                  ---------   ----------   ----------------   ----------   ----------   ------------   ---------


CLASS A SHARES
NATIONAL TAX-FREE MONEY MARKET
  FUND
  August 1, 2006 to September
     30, 2006(b)................    $1.00          --(a)          --               --(a)         --(a)       --             --(a)

PRIME MONEY MARKET FUND
  Year Ended September 30,
     2006.......................    $1.00        0.04             --(a)          0.04         (0.04)         --          (0.04)
  Year Ended September 30,
     2005.......................    $1.00        0.02             --(a)          0.02         (0.02)         --          (0.02)
  Year Ended September 30,
     2004.......................    $1.00          --(a)          --(a)            --(a)         --(a)       --             --(a)
  Year Ended September 30,
     2003.......................    $1.00          --(a)          --               --(a)         --(a)       --             --(a)
  Year Ended September 30,
     2002.......................    $1.00        0.01             --             0.01         (0.01)         --          (0.01)

U.S. TREASURY MONEY MARKET FUND
  Year Ended September 30,
     2006.......................    $1.00        0.04             --             0.04         (0.04)         --          (0.04)
  Year Ended September 30,
     2005.......................    $1.00        0.02             --             0.02         (0.02)         --          (0.02)
  Year Ended September 30,
     2004.......................    $1.00          --(a)          --               --(a)         --(a)       --             --(a)
  Year Ended September 30,
     2003.......................    $1.00          --(a)          --               --(a)         --(a)       --             --(a)
  Year Ended September 30,
     2002.......................    $1.00        0.01             --(a)          0.01         (0.01)         --          (0.01)

CLASS B SHARES
NATIONAL TAX-FREE MONEY MARKET
  FUND
  August 1, 2006 to September
     30, 2006(b)................    $1.00          --(a)          --               --(a)         --(a)       --             --(a)

PRIME MONEY MARKET FUND
  Year Ended September 30,
     2006.......................    $1.00        0.03             --(a)          0.03         (0.03)         --          (0.03)
  Year Ended September 30,
     2005.......................    $1.00        0.01             --(a)          0.01         (0.01)         --          (0.01)
  Year Ended September 30,
     2004.......................    $1.00          --(a)          --(a)            --(a)         --(a)       --             --(a)
  Year Ended September 30,
     2003.......................    $1.00          --(a)          --               --(a)         --(a)       --             --(a)
  Year Ended September 30,
     2002.......................    $1.00        0.01             --             0.01         (0.01)         --          (0.01)

U.S. TREASURY MONEY MARKET FUND
  Year Ended September 30,
     2006.......................    $1.00        0.03             --             0.03         (0.03)         --          (0.03)
  Year Ended September 30,
     2005.......................    $1.00        0.01             --             0.01         (0.01)         --          (0.01)
  Year Ended September 30,
     2004.......................    $1.00          --(a)          --               --(a)         --(a)       --             --(a)
  Year Ended September 30,
     2003.......................    $1.00          --(a)          --               --(a)         --(a)       --             --(a)
  Year Ended September 30,
     2002.......................    $1.00        0.01             --             0.01         (0.01)         --          (0.01)



-------

  * During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
(a)  Amount is less than $0.005.
(b)  Period from commencement of operations.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.

                                               RATIOS/SUPPLEMENTARY DATA
                               --------------------------------------------------------
                                                             RATIO OF NET
    NET ASSET   TOTAL RETURN   NET ASSETS,   RATIO OF NET     INVESTMENT      RATIO OF
      VALUE,      (EXCLUDES       END OF      EXPENSES TO   INCOME (LOSS)   EXPENSES TO
      END OF        SALES         PERIOD      AVERAGE NET     TO AVERAGE    AVERAGE NET
      PERIOD     CHARGE)(C)       (000)        ASSETS(D)    NET ASSETS(D)    ASSETS*(D)
    ---------   ------------   -----------   ------------   -------------   -----------






      $1.00         0.51%        $      1        0.62%           2.96%          1.26%


      $1.00         3.86%        $636,327        0.98%           3.83%          1.09%
      $1.00         1.92%        $493,282        0.91%           1.91%          1.13%
      $1.00         0.41%        $426,217        0.86%           0.40%          1.20%
      $1.00         0.48%        $459,375        0.98%           0.47%          1.19%
      $1.00         1.21%        $416,782        1.05%           1.20%          1.23%


      $1.00         3.64%        $167,900        0.96%           3.63%          1.09%
      $1.00         1.69%        $114,260        0.89%           1.66%          1.14%
      $1.00         0.31%        $122,500        0.79%           0.31%          1.21%
      $1.00         0.30%        $135,059        0.99%           0.32%          1.20%
      $1.00         1.01%        $197,830        1.05%           1.01%          1.24%




      $1.00         0.36%        $      1        1.39%           2.19%          1.78%


      $1.00         3.37%        $  2,256        1.48%           3.34%          1.59%
      $1.00         1.32%        $  1,790        1.49%           1.28%          1.63%
      $1.00         0.06%        $  2,280        1.20%           0.06%          1.70%
      $1.00         0.15%        $  2,543        1.32%           0.16%          1.69%
      $1.00         0.60%        $  2,730        1.67%           0.70%          1.77%


      $1.00         3.12%        $    381        1.46%           2.97%          1.59%
      $1.00         1.09%        $    807        1.48%           1.05%          1.64%
      $1.00         0.05%        $    887        1.05%           0.05%          1.71%
      $1.00         0.16%        $  1,126        1.12%           0.15%          1.70%
      $1.00         0.39%        $  1,121        1.69%           0.48%          1.77%

  OTHER INFORMATION ABOUT THE FUNDS


  FINANCIAL HIGHLIGHTS
  CONTINUED



                                                         INVESTMENT ACTIVITIES                           DIVIDENDS
                                              ------------------------------------------   -------------------------------------

                                  NET ASSET       NET        NET REALIZED/
                                    VALUE,    INVESTMENT   UNREALIZED GAINS   TOTAL FROM       NET      NET REALIZED
                                  BEGINNING     INCOME        (LOSSES) ON     INVESTMENT   INVESTMENT     GAINS ON       TOTAL
                                  OF PERIOD     (LOSS)        INVESTMENTS     ACTIVITIES     INCOME      INVESTMENTS   DIVIDENDS
                                  ---------   ----------   ----------------   ----------   ----------   ------------   ---------


CLASS C SHARES
NATIONAL TAX-FREE MONEY MARKET
  FUND
  August 1, 2006 to September
     30, 2006(a)................    $1.00          --(b)          --               --(b)         --(b)       --             --(b)

PRIME MONEY MARKET FUND
  Year Ended September 30,
     2006.......................    $1.00        0.03             --(b)          0.03         (0.03)         --           0.03
  Year Ended September 30,
     2005.......................    $1.00        0.01             --(b)          0.01         (0.01)         --          (0.01)
  Year Ended September 30,
     2004.......................    $1.00          --(b)          --(b)            --(b)         --(b)       --             --(b)
  Year Ended September 30,
     2003.......................    $1.00          --(b)                           --(b)         --(b)       --             --(b)
  January 30, 2002 to September
     30, 2002 (a)...............    $1.00        0.01             --             0.01         (0.01)         --          (0.01)

U.S. TREASURY MONEY MARKET FUND
  Year Ended September 30,
     2006.......................    $1.00        0.03             --             0.03         (0.03)         --           0.03
  Year Ended September 30,
     2005.......................    $1.00        0.01             --             0.01         (0.01)         --          (0.01)
  Year Ended September 30,
     2004.......................    $1.00          --(b)          --               --(b)         --(b)       --             --(b)
  Year Ended September 30,
     2003.......................    $1.00          --(b)          --               --(b)         --(b)       --             --(b)
  January 30, 2002 to September
     30, 2002 (a)...............    $1.00          --(b)          --               --(b)         --(b)       --             --(b)

INSTITUTIONAL SHARES
NATIONAL TAX-FREE MONEY MARKET
  FUND
  August 1, 2006 to September
     30, 2006(a)................    $1.00        0.01             --             0.01         (0.01)         --          (0.01)

PRIME MONEY MARKET FUND
  Year Ended September 30,
     2006.......................    $1.00        0.04             --(b)          0.04         (0.04)         --          (0.04)
  Year Ended September 30,
     2005.......................    $1.00        0.02             --(b)          0.02         (0.02)         --          (0.02)
  Year Ended September 30,
     2004.......................    $1.00        0.01             --             0.01         (0.01)         --          (0.01)
  Year Ended September 30,
     2003.......................    $1.00        0.01             --             0.01         (0.01)         --          (0.01)
  Year Ended September 30,
     2002.......................    $1.00        0.02             --(b)          0.02         (0.02)         --          (0.02)

U.S. TREASURY MONEY MARKET FUND
  Year Ended September 30,
     2006.......................    $1.00        0.04             --             0.04         (0.04)         --          (0.04)
  Year Ended September 30,
     2005.......................    $1.00        0.02             --             0.02         (0.02)         --          (0.02)
  Year Ended September 30,
     2004.......................    $1.00        0.01             --             0.01         (0.01)         --          (0.01)
  Year Ended September 30,
     2003.......................    $1.00        0.01             --             0.01         (0.01)         --          (0.01)
  Year Ended September 30,
     2002.......................    $1.00        0.02             --             0.02         (0.02)         --          (0.02)



-------

  * During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Amount is less than $0.005.
(c) Not Annualized for periods less than one year.
(d) Annualized for periods less than one year.

                                               RATIOS/SUPPLEMENTARY DATA
                               --------------------------------------------------------
                                                             RATIO OF NET
    NET ASSET   TOTAL RETURN   NET ASSETS,   RATIO OF NET     INVESTMENT      RATIO OF
      VALUE,      (EXCLUDES       END OF      EXPENSES TO   INCOME (LOSS)   EXPENSES TO
      END OF        SALES         PERIOD      AVERAGE NET     TO AVERAGE    AVERAGE NET
      PERIOD     CHARGE)(c)       (000)        ASSETS(d)    NET ASSETS(d)    ASSETS*(d)
    ---------   ------------   -----------   ------------   -------------   -----------






      $1.00         0.36%        $      1        1.39%           2.19%          1.78%


      $1.00         3.35%        $    393        1.48%           3.35%          1.59%
      $1.00         1.32%        $    326        1.49%           1.29%          1.64%
      $1.00         0.06%        $    453        1.20%           0.06%          1.70%
      $1.00         0.15%        $    555        1.30%           0.14%          1.69%

      $1.00         0.28%        $    314        1.60%           0.40%          1.65%


      $1.00         3.13%        $     55        1.45%           3.30%          1.59%
      $1.00         1.07%        $     38        1.50%           1.40%          1.66%
      $1.00         0.05%        $      5        1.02%           0.05%          1.71%
      $1.00         0.16%        $      8        1.12%           0.17%          1.70%

      $1.00         0.18%        $     10        1.60%           0.27%          1.64%




      $1.00         0.53%        $ 95,757        0.40%           3.14%          0.79%


      $1.00         4.38%        $731,616        0.48%           4.34%          0.59%
      $1.00         2.34%        $510,941        0.49%           2.31%          0.63%
      $1.00         0.70%        $529,849        0.57%           0.69%          0.70%
      $1.00         0.87%        $667,534        0.60%           0.86%          0.69%
      $1.00         1.61%        $532,465        0.64%           1.54%          0.71%


      $1.00         4.15%        $481,484        0.46%           4.04%          0.59%
      $1.00         2.11%        $592,736        0.48%           2.02%          0.64%
      $1.00         0.54%        $926,162        0.57%           0.53%          0.71%
      $1.00         0.67%        $838,022        0.61%           0.67%          0.70%
      $1.00         1.40%        $915,013        0.65%           1.35%          0.72%

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
  You can get free copies of annual and semi-annual reports and the SAI, prospectuses of other members of the BB&T Funds Family, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Funds. Or contact the Funds at:

                                   BB&T Funds
                                  P.O. Box 9762
                            Providence, RI 02490-9762
                            Telephone: 1-800-228-1872
                       Internet: http://www.bbtfunds.com*
--------------------------------------------------------------------------------
* The Funds' website is not a part of this Prospectus.

You can review the Funds' annual and semi-annual reports and SAI at the Public Reference Room of the Securities and Exchange Commission (for information call 1-202-551-8090). You can get text-only copies:

  - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or by electronic request: publicinfo@sec.gov.

  - Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-06719.

BB&T-PRO-MMF-0407

                                   BB&T FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 1, 2007
                           (as revised April 23, 2007)

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Class A Shares, Class B Shares, and Class C Shares Prospectus and Institutional Shares Prospectus of the BB&T Large Cap Fund, the BB&T Mid Cap Value Fund, the BB&T Mid Cap Growth Fund, the BB&T Small Cap Fund, the BB&T International Equity Fund, the BB&T Special Opportunities Equity Fund, the BB&T Equity Income Fund (collectively, the "Stock Funds"), the BB&T Short U.S. Government Fund, the BB&T Intermediate U.S. Government Fund, the BB&T Total Return Bond Fund, the BB&T Kentucky Intermediate Tax-Free Fund, the BB&T Maryland Intermediate Tax-Free Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T South Carolina Intermediate Tax-Free Fund, the BB&T Virginia Intermediate Tax-Free Fund, the BB&T West Virginia Intermediate Tax-Free Fund (collectively, the "Bond Funds"), the BB&T National Tax-Free Money Market Fund, the BB&T Prime Money Market Fund, the BB&T U.S. Treasury Money Market Fund (collectively, the "Money Market Funds"), the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, the BB&T Capital Manager Growth Fund, and the BB&T Capital Manager Equity Fund (collectively, the "Funds of Funds") which are dated February 1, 2007, the Prospectus of the BB&T National Tax-Free Money Market Fund, BB&T U.S. Treasury Money Market Fund and the BB&T Prime Money Market Fund, which is dated February 1, 2007, the Prospectus of the BB&T U.S. Treasury Money Market Fund (Class A Shares) which is dated February 1, 2007, and the Prospectus of the BB&T Prime Money Market Fund (Class A Shares), which is dated February 1, 2007. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. The audited financial statements, including the notes thereto, and the related report of the independent registered public accounting firm in the Funds' Annual Report for the fiscal year ended September 30, 2006 are incorporated by reference into this Statement of Additional Information. Copies of the Prospectuses and the Annual Report may be obtained by writing BB&T Funds at P.O. Box 9762, Providence, Rhode Island 02940-9762, or by telephoning toll free 1-800-228-1872.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
BB&T FUNDS...............................................................      1
INVESTMENT OBJECTIVES AND POLICIES.......................................      4
   Additional Information on Portfolio Instruments.......................      4
   Investment Restrictions...............................................     22
   Portfolio Turnover....................................................     27
VALUATION................................................................     28
   Valuation of the Money Market Funds...................................     28
   Valuation of the Bond Funds, the Stock Funds and the Funds of Funds...     29
   Purchase of Class A, Class B, and Class C Shares......................     30
   Matters Affecting Redemption..........................................     35
ADDITIONAL TAX INFORMATION...............................................     36
   Additional Tax Information Concerning the International Equity Fund...     41
   Additional Tax Information Concerning the Tax-Free Bond Funds.........     41
   Additional Tax Information Concerning the Funds of Funds..............     44
MANAGEMENT OF BB&T FUNDS.................................................     68
   Sub-Advisers..........................................................     74
   Proxy Voting Policies and Procedures..................................     80
   Portfolio Transactions................................................     80
   Glass-Steagall Act....................................................     82
   Manager and Administrator.............................................     82
   Distributor...........................................................     84
   Securities Lending Agent..............................................     87
   Custodian.............................................................     87
   Transfer Agent and Fund Accounting Services...........................     87
   Independent Registered Public Accounting Firm.........................     87
   Legal Counsel.........................................................     87
ADDITIONAL INFORMATION...................................................     88
   Organization and Description of Shares................................     88
   Shareholder and Trustee Liability.....................................     88
   Disclosure of Portfolio Holdings......................................     89
   Miscellaneous.........................................................     89
FINANCIAL STATEMENTS.....................................................    104
APPENDIX A...............................................................    104
APPENDIX B...............................................................    107

          The Prospectuses of the Funds and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectuses of the Funds and this Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   BB&T FUNDS

     BB&T Funds is an open-end management investment company. BB&T Funds consists of twenty-five series of units of beneficial interest ("Shares") offered to the public, each representing interests in one of twenty-five separate investment portfolios ("Funds"). Twenty-three of those series are described in this Statement of Additional Information ("SAI"):

STOCK FUNDS

The BB&T Large Cap Fund (the "Large Cap Fund") (formerly the "Large Cap Value Fund")

The BB&T Mid Cap Value Fund (the "Mid Cap Value Fund")

The BB&T Mid Cap Growth Fund (the "Mid Cap Growth Fund")

The BB&T Small Cap Fund (the "Small Cap Fund")

The BB&T International Equity Fund (the "International Equity Fund")

The BB&T Special Opportunities Equity Fund (the "Special Opportunities Fund")

The BB&T Equity Income Fund (the "Equity Income Fund")

BOND FUNDS TAXABLE BOND FUNDS

The BB&T Short U.S. Government Fund (the "Short Fund")

The BB&T Intermediate U.S. Government Fund (the "Intermediate U.S. Government Fund")

The BB&T Total Return Bond Fund (the "Total Return Bond Fund")

TAX-FREE BOND FUNDS

The BB&T Kentucky Intermediate Tax-Free Fund (the "Kentucky Fund")

The BB&T Maryland Intermediate Tax-Free Fund (the "Maryland Fund")

The BB&T North Carolina Intermediate Tax-Free Fund (the "North Carolina Fund")

The BB&T South Carolina Intermediate Tax-Free Fund (the "South Carolina Fund")

The BB&T Virginia Intermediate Tax-Free Fund (the "Virginia Fund")

The BB&T West Virginia Intermediate Tax-Free Fund (the "West Virginia Fund")

MONEY MARKET FUNDS

The BB&T National Tax-Free Money Market Fund (the "National Tax-Free Money Market Fund")

The BB&T Prime Money Market Fund (the "Prime Money Market Fund")

The BB&T U.S. Treasury Money Market Fund (the "U.S. Treasury Fund")

FUNDS OF FUNDS

The BB&T Capital Manager Conservative Growth Fund (the "Conservative Growth
Fund")

The BB&T Capital Manager Moderate Growth Fund (the "Moderate Growth Fund")

The BB&T Capital Manager Growth Fund (the "Growth Fund")

The BB&T Capital Manager Equity Fund (the "Capital Manager Equity Fund")

The Funds of Funds offer shareholders a professionally-managed investment program by purchasing shares of existing Funds of BB&T Funds (the "Underlying Funds"). Each Fund may offer to the public four classes of Shares: Class A Shares, Class B Shares, Class C Shares, and Institutional Shares. As of the date of this SAI, Class B Shares and Class C Shares of the Short Fund and the Tax-Free Bond Funds were not yet being offered. Shares of the Equity Index Fund and the Sterling Capital Small Cap Value Fund are currently being offered in separate prospectuses and statements of additional information. Much of the information contained in this SAI expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are defined in the Prospectuses. No investment in Shares of a Fund should be made without first reading the applicable Prospectuses.

OVB MERGER. In July, 2001, certain Funds of BB&T Funds merged with the OVB Funds of The Arbor Fund pursuant to an Agreement and Plan of Reorganization. Except for the following Funds listed below, BB&T Funds are considered to be the surviving funds for accounting purposes. The following list shows the name of the former OVB Funds that are considered to be the surviving funds for accounting purposes and the current name of such Funds (the "Former OVB Funds"):

            NAME OF FORMER OVB FUND                                BB&T FUNDS' NAME
            -----------------------                ------------------------------------------------
1. OVB Capital Appreciation Portfolio              1. BB&T Mid Cap Growth Fund
2. OVB Equity Income Portfolio                     2. BB&T Mid Cap Value Fund
3. OVB West Virginia Tax-Exempt Income Portfolio   3. BB&T West Virginia Intermediate Tax-Free Fund

                       INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

     The Prospectuses discuss the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

     The Appendix to this SAI identifies nationally recognized statistical ratings organizations ("NRSROs") that may be used by BB&T Asset Management, Inc. ("BB&T Asset Management" or the "Adviser"), Scott & Stringfellow, Inc. ("Scott & Stringfellow"), UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), Federated Investment Management Company ("FIMC"), and Sterling Capital Management LLC ("Sterling Capital") (Scott & Stringfellow, UBS Global AM, FIMC, and Sterling Capital each a "Sub-Adviser") with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be used only where the NRSRO is neither controlling, controlled by, nor under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

     EQUITY SECURITIES. Each of the Stock Funds and, to the extent consistent with its investment objective and policies, the Total Return Bond Fund may invest in equity securities. Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions, political, economic and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small-cap stocks, may be especially sensitive to these factors. To the extent a Fund invests in equity securities, that Fund's Shares will fluctuate in value, and thus equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations.

     The Stock Funds may also invest in a company's securities at the time of a company's initial public offering ("IPO"). Companies involved in IPOs are often smaller and have a limited operating history, which involves a greater risk that the value of their securities will be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company's securities to be particularly volatile at the time of its IPO and for a period thereafter. As a result, a Fund's Adviser or Sub-Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in significant gains or losses to the Fund.

     CREDIT ENHANCEMENT. The National Tax-Free Money Market Fund, the Prime Money Market Fund, the Tax-Free Bond Funds and the Total Return Bond Fund may purchase securities subject to credit enhancements. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

     Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to the security's holder. Either form of credit enhancement reduce credit risks by providing another source of payment for a fixed income security.

     ZERO COUPON SECURITIES. The Funds may purchase zero coupon securities. Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. The Taxable Bond Funds, the Stock Funds, the U. S. Treasury Fund and the National Tax-Free Money Market Fund may invest in "zero coupon" U.S. Government Securities.

     INSURANCE CONTRACTS. The Prime Money Market Fund, the National Tax-Free Money Market Fund, the Stock Funds and the Taxable Bond Funds may purchase insurance contracts. Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Funds treats these contracts as fixed income securities.

     The Prime Money Market Fund, the National Tax-Free Money Market Fund, the Stock Funds and the Taxable Bond Funds may make limited investments in funding agreements issued by highly rated U.S. insurance companies. Under these agreements, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits interest to the Fund on a monthly or quarterly basis, which is based on an index (such as LIBOR).

     BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. All of the Funds, except the U.S. Treasury Fund, may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. The Funds, except the U.S. Treasury Fund, may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its respective total assets. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

     Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of investment such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

     COMMERCIAL PAPER. Each Fund, except for the U.S. Treasury Fund, may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

     Commercial paper purchasable by each Fund, except for the U.S. Treasury Fund, includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the
Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which each Fund, except for the National Tax-Free Money Market Fund and the U.S. Treasury Fund, may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Fund is not entitled to exercise their demand rights, and a Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the criteria for commercial paper. BB&T Asset Management or the Sub-Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand or, if longer, the period of time remaining until the next adjustment of the interest rate.

     FOREIGN INVESTMENT. The Prime Money Market Fund, the Total Return Bond Fund, the Stock Funds and the Funds of Funds may invest in certain obligations or securities of foreign issuers. Permissible investments include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank, denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETD's") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTD's") which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks, Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and European commercial paper, which is U.S. dollar denominated commercial paper of an issuer located in Europe. The Funds may invest in foreign commercial paper, including Canadian and European commercial paper as described above. The Total Return Bond Fund, the International Equity Fund and the Equity Income Fund may also invest in debt obligations of foreign issuers denominated in foreign currencies.

     The Total Return Bond Fund, the Stock Funds, and the Funds of Funds may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depositary Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such securities may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions.

     ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

     Investing in foreign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. A Fund's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund's operations. Special tax considerations apply to foreign securities.

     Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Total Return Bond Fund, the Stock Funds, and the Funds of Funds will acquire such securities only when BB&T Asset Management or the Sub-Adviser believes the benefits associated with such investments outweigh the risks. The Prime Money Market Fund will acquire such securities only when BB&T Asset Management or the Sub-Adviser believes that the risks associated with such investments are minimal.

     The International Equity Fund and the Total Return Bond Fund may invest its assets in countries with emerging economies or securities markets. These countries may include Argentina, Brazil, Bulgaria, Chile, China, Colombia, The Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, Lebanon, Malaysia, Mexico, Morocco, Pakistan, Peru, The Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Venezuela and Vietnam. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries less liquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to access the value or prospects of an investment in such issuers.

     The expense ratio of the International Equity Fund is expected to be higher than that of other Funds of BB&T Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets, foreign income taxes withheld at the source and additional costs arising from delays in settlements of transactions involving foreign securities.

     FOREIGN CURRENCY TRANSACTIONS. The International Equity Fund may use forward currency exchange contracts. Forward currency exchange contracts involve an obligation to exchange a specified currency for another at a future date at a rate set at the time of the contract. Forward currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.

     Currency exposure is managed actively and separately from the underlying assets in the Fund based upon the Sub-Adviser's overall market and currency management strategy. The Sub-Adviser may alter the Fund's currency exposure whenever the Sub-Adviser perceives opportunities to enhance the return or reduce the risk of the Fund. The Sub-Adviser is permitted to shift the currency exposure resulting from the underlying assets from the original currency to another currency within the Fund's benchmark, the Morgan Stanley International EAFE Index (or to the U.S. dollar) and may enter into a net long position with respect to any currency within the benchmark (or to the U.S. dollar), provided that the aggregate currency positions created by forward currency exchange contracts do not exceed 100% of the Fund's total net assets. Net short positions are not permitted.

     To the extent the Fund invests in an emerging market, the resulting emerging market currency exposure will generally be maintained. With respect to any forward currency exchange contract, it will not generally be possible to match precisely the amount covered by the contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward currency exchange contract is entered into and the date it matures. In addition, while forward currency exchange contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also may result in losses and moreover will limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     A separate account of a Fund consisting of liquid assets equal to the amount of the Fund's assets that could be required to consummate forward currency exchange contracts will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

     REPURCHASE AGREEMENTS. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which BB&T Asset Management or the Sub-Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and BB&T Asset Management or the Sub-Adviser will monitor the collateral's value to ensure that it equals or exceeds the repurchase price (including accrued interest). In addition, securities subject to repurchase agreements will be held in a segregated account.

     If the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities held by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate. Securities subject to repurchase agreements will be held by BB&T Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS. The Funds may also enter into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. Pursuant to such reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed-upon date and price. A dollar roll agreement is analogous to a reverse repurchase agreement, with a Fund selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. At the time a Fund enters into a reverse repurchase agreement or dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities to be purchased by a Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that a Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

     U.S. GOVERNMENT SECURITIES. The U.S. Treasury Fund will invest exclusively in bills, notes and bonds issued or guaranteed by the U.S. Treasury. Such obligations are supported by the full faith and credit of the U.S. Government. Each of the other Funds may invest in such securities and in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These securities will constitute the primary investment of the Short Fund and the Intermediate U.S. Government Fund. Such securities may include those which are supported by the full faith and credit of the U.S. Government; others which are supported by the right of the issuer to borrow from the Treasury; others which are supported by the discretionary authority of the U.S. Government to purchase the agency's securities; and still others which are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies and instrumentalities only when BB&T Asset Management or the Sub-Adviser believes that the credit risk with respect thereto is minimal.

     Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

     U.S. Government Securities may include mortgage-backed pass-through securities. Interest and principal payments (including prepayments) on the mortgages underlying such securities are passed through to the holders of the security. Prepayments occur when the borrower under an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed pass-through securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal prepayment features, mortgage-backed pass-through securities are generally more volatile investments than other U.S. Government Securities. Although under normal market conditions, the Prime Money Market Fund does not expect to do so, except in connection with repurchase agreements, it may invest in such mortgage-backed pass-through securities.

     The Taxable Bond Funds, the Stock Funds, the U.S. Treasury Fund and the National Tax-Free Money Market Fund may also invest in "zero coupon" U.S. Government Securities. These securities tend to be more volatile than other types of U.S. Government Securities. Zero coupon securities are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

     The Tax-Free Bond Funds may invest in U.S. Government Securities in connection with the purchase of taxable obligations (as described below).

     SWAPS. The Tax-Free Bond Funds may enter into swap transactions. Swap transactions may include, but are not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions"). The Tax-Free Bond Funds may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Tax-Free Bond Funds will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

     The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If a Fund's Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

     The Tax-Free Bond Funds will earmark and reserve Fund assets, in cash or liquid securities, in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will earmark and reserve assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will earmark and reserve assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. The Tax-Free Bond Funds will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Fund's Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.

     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

     REAL ESTATE INVESTMENT TRUSTS ("REITs"). The Stock Funds and the Total Return Bond Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

          limited financial resources;

          infrequent or limited trading; and

          more abrupt or erratic price movements than larger company securities.

     In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

     TRUST PREFERRED SECURITIES. Each of the Stock Funds and the Total Return Bond Fund may purchase trust preferred securities. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities currently permit the issuing entity to treat the interest payments as a tax-deductible cost. These securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, these securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities have the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an event of default. At the present time, the Internal Revenue Service treats capital securities as debt.

     SUPRANATIONAL ORGANIZATIONAL OBLIGATIONS. The Funds may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

     INVESTMENT GRADE DEBT OBLIGATIONS. The Total Return Bond Fund, the Tax-Free Bond Funds, and the Stock Funds may invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. The Short Fund and the Intermediate U.S. Government Fund may only invest in those investment grade securities rated in the three highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's Investors Services, Inc. ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P"), are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. The Stock Funds may each invest up to 20% of their total net assets in such securities. An issuer undergoing reorganization or restructuring may issue to its security holders additional securities which may be different from the securities already held by the security holder. The Funds may hold such additional securities even if they do not generally invest in such securities.

     NON-INVESTMENT GRADE DEBT SECURITIES. The Stock Funds and the Total Return Bond Fund may invest in debt securities rated below investment grade, also known as junk bonds. These securities are regarded as predominantly speculative. Securities rated below investment grade generally provide a higher yield than higher rated securities of similar maturity, but are subject to a greater degree of risk that the issuer may not be able to make principal and interest payments. Issuers of these securities may not be as strong financially as those issuing higher rated securities. Such high yield issuers may include smaller, less creditworthy companies or highly indebted firms.

     The value of high yield securities may fluctuate more than the value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities. Thus, periods of economic uncertainty and change can result in the increased volatility of market prices of high yield bonds and of the Fund's net asset value. Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Issuers of high yield securities also are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. A projection of an economic downturn, for example, could cause the price of these securities to decline because a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In the event of a default, the Funds would experience a decline in the value of its investment. In addition, a long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. It may be that future default rates on high-yield bonds will be more widespread and higher than in the past, especially during periods of deteriorating economic conditions.

     The market prices of debt securities generally fluctuate with changes in interest rates so that these Funds' net asset values can be expected to decrease as long-term interest rates rise and to increase as long-term rates fall. The market prices of high yield securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically.

     Credit quality in the high yield market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. Each of the Stock Funds will limit its investments in non-investment grade securities to 20% of its total assets. The Total Return Bond Fund may invest up to 25% of its total net assets in such securities. Subject to Securities and Exchange Commission ("SEC") restrictions, the Stock Funds and Total Return Bond Fund may invest in such securities by investing in investment companies that primarily invest in non-investment grade securities.

     CUSTODY RECEIPTS. The Taxable Bond Funds and the Stock Funds may invest in custody receipts that represent debt securities. Custody receipts, such as Morgan Stanley TRACERs and Lehman Brothers TRAINs are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities. The sponsor will then generally sell those custody receipts in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt evidences the individual securities in the pool and the holder of a custody receipt generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt. If a custody receipt is sold, a holder will be treated as having directly disposed of its pro rata share of the securities evidenced by the custody receipt. Additionally, the holder of a custody receipt may withdraw the securities represented by a custody receipt subject to certain conditions.

     Custody receipts are generally subject to the same risks as those securities evidenced by the receipts which, in the case of the Stock Funds and Total Return Bond Fund, are corporate debt securities. Additionally, custody receipts may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

     COLLATERALIZED MORTGAGE OBLIGATIONS. Each of the Bond Funds, the Stock Funds, the Prime Money Market Fund and the National Tax-Free Money Market Fund may also invest in collateralized mortgage obligations ("CMOs"). CMOs are mortgage-related securities which are structured pools of mortgage pass-through certificates or mortgage loans. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

     CMOs may include stripped mortgage-backed securities ("SMBSs"). Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. Generally, the value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.

     Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities are a fairly recent development. As a result, established trading markets may not have fully developed. Stripped mortgage securities issued or guaranteed by the U.S. Government and held by a Fund may be considered illiquid securities pursuant to guidelines established by BB&T Funds' Board of Trustees. The Funds will not purchase a stripped mortgage security that is illiquid if, as a result thereof, more than 15% (10% in the case of the Prime Money Market Fund and the National Tax-Free Money Market Fund) of the value of the Fund's net assets would be invested in such securities and other illiquid securities.

     Unless stated otherwise, each Fund will limit its investment in CMOs to 25% of the value of its total assets.

     ASSET-BACKED SECURITIES. The Prime Money Market Fund, the Bond Funds and the Stock Funds may invest in asset-backed securities which are securities created by the grouping of certain private loans, receivables, and other lender assets, such as automobile receivables and credit-card receivables, into pools.

     Offerings of Certificates for Automobile Receivables ("CARs") are structured either as flow-through grantor trusts or as pay-through notes. CARs structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARs structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARs may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARs are certain, while cash-flows on other types of CARs issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.

     Certificates for Amortizing Revolving Debt ("CARDs") represent participation in a fixed pool of credit card accounts. CARDs pay "interest only" for a specified period. The CARDs principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer's participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. Cash flows on CARDs are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDs amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDs depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor's participation is based on the ratio of the CARDs' balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDs' balance. This method results in especially fast amortization.

     Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by a Fund will be subject to the same quality requirements as other securities purchased by the Fund.

     For purposes of calculating underlying fund expenses in the Prospectuses, structured products such as asset-backed securities are not included.

     MUNICIPAL OBLIGATIONS. The Stock Funds, Bond Funds, the National Tax-Free Money Market Fund and the Prime Money Market Fund may invest in municipal obligations. Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are or were issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax. Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income taxes are rendered by counsel to the issuers or bond counsel to the respective issuing authorities at the time of issuance.

     In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal securities at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment.

     An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially, adversely affected by litigation or other conditions.

     TAXABLE OBLIGATIONS. All Funds, except the U.S. Treasury Fund, may invest in taxable municipal obligations. Taxable municipal obligations are typically issued by municipalities or their agencies for purposes which do not qualify for federal tax exemption, but do qualify for state and local tax exemption. These debt obligations are issued to finance the cost of buying, building or improving various projects, such as sporting facilities, health care facilities, housing projects, electric, water and sewer utilities, and colleges or universities. Generally, payments on these debt obligations depend on the revenues generated by the projects, excise taxes or state appropriations, or the debt obligations can be backed by the government's taxing power. Due to federal taxation, taxable municipal obligations offer yields more comparable to other taxable sectors such as corporate bonds or agency bonds than to other municipal obligations. These debt obligations are federally taxable to individuals but may be exempt from state and local taxes.

     TAX-EXEMPT OBLIGATIONS. Under normal market conditions, the Kentucky Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and Kentucky personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Kentucky Tax-Exempt Obligations"). Under normal market conditions, the Maryland Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and Maryland personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Maryland Tax-Exempt Obligations"). Under normal market conditions, the North Carolina Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and North Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("North Carolina Tax-Exempt Obligations"). Under normal market conditions, the South Carolina Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and South Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("South Carolina Tax-Exempt Obligations"). Under normal market conditions, the Virginia Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and Virginia personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Virginia Tax-Exempt Obligations"). Under normal market conditions, the West Virginia Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and West Virginia personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("West Virginia Tax-Exempt Obligations"). Under normal market conditions, the National Tax-Free Money Market Fund will invest at least 80% of its net assets plus borrowings in investments the income from which is exempt from both federal regular income tax and is not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("National Tax-Exempt Obligations"). In addition to Kentucky Tax-Exempt Obligations, Maryland Tax-Exempt Obligations, North Carolina Tax-Exempt Obligations, South Carolina Tax-Exempt Obligations, Virginia Tax-Exempt Obligations, and West Virginia Tax-Exempt Obligations, the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, and the West Virginia Fund may invest in tax-exempt obligations issued by or on behalf of states other than Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which, in the opinion of the issuer's counsel at the time of issuance, is exempt from federal income tax and is not treated as a preference item for individuals for purposes of the federal alternative minimum tax. Such securities, Kentucky Tax-Exempt Obligations, Maryland Tax-Exempt Obligations, North Carolina Tax-Exempt Obligations, South Carolina Tax-Exempt Obligations, Virginia Tax-Exempt Obligations, West Virginia Tax-Exempt Obligations and National Tax-Exempt Obligations are hereinafter collectively referred to as "Tax-Exempt Obligations." All Funds, except the U.S. Treasury Fund, may invest in Tax-Exempt Obligations.

     Tax-Exempt Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Tax-Exempt Obligations if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

     Tax-Exempt Obligations may also include General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

     Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

     The two principal classifications of Tax-Exempt Obligations consist of "general obligation" and "revenue" issues. General obligation bonds are typically backed by the full faith and credit of the issuer, whereas revenue bonds are payable from a specific project or other limited source of revenue. The Funds, except the U.S. Treasury Fund, are permitted to invest in Tax-Exempt Obligations and may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. Currently, neither North Carolina, South Carolina nor West Virginia issuers have authority to issue moral obligation securities. State and local governments in Virginia and Kentucky also enter into financings that are not general obligations of the issuer but are secured by the "moral obligation" of the state or local government. There are, of course, variations in the quality of Tax-Exempt Obligations, both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Tax-Exempt Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Tax-Exempt Obligations with the same maturity, interest rate and rating may have different yields, while Tax-Exempt Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of Tax-Exempt Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. Neither event would under all circumstances require the elimination of such an obligation from the Fund's investment portfolio. However, the obligation generally would be retained only if such retention was determined by the Board of Trustees to be in the best interests of the Fund.

     An issuer's obligations for its Tax-Exempt Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Tax-Exempt Obligations may be materially adversely affected by litigation or other conditions.

     Also included within the general category of Tax-Exempt Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract (hereinafter collectively called "lease obligations") entered into by a state or political subdivisions to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not generally constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged (in South Carolina, certain governmental lease obligations are included in calculation of the general obligation debt limit while in Virginia, such obligations are not included in the calculation of applicable debt limits, provided such obligations are properly structured), the lease obligation is frequently assignable and backed by the lessee's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. Under guidelines established by the Board of Trustees, the following factors will be considered when determining the liquidity of a lease obligation: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of potential buyers; (3) the willingness of dealers to undertake to make a market in the obligation; and (4) the nature of the marketplace trades.

     VARIABLE AND FLOATING RATE NOTES. The Tax-Free Bond Funds may acquire variable and floating rate tax-exempt notes, subject to each Fund's investment objective, policies, and restrictions. The National Tax-Free Money Market Fund and the Prime Money Market Fund may purchase rated and unrated variable and floating rate instruments, which may have a stated maturity in excess of 397 days but will, in any event, permit the Fund to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days' notice. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by BB&T Asset Management with respect to the Tax-Free Bond Funds, (or FIMC with respect to the National Tax-Free Money Market Fund and the Prime Money Market Fund) under guidelines established by BB&T Funds' Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under a Fund's investment policies. In making such determinations, BB&T Asset Management with respect to the Tax-Free Bond Funds (or FIMC with respect to the National Tax-Free Money Market Fund and the Prime Money Market Fund) will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the National Tax-Free Money Market Fund, the Prime Money Market Fund or the Tax-Free Bond Funds, a Fund may resell a note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other securities which are not readily marketable, exceeds 15% of each Tax-Free Bond Fund's net assets (10% for the National Tax-Free Money Market Fund or the Prime Money Market Fund) only if such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand by the Fund.

     For purposes of the Tax-Free Bond Funds, the National Tax-Free Money Market Fund and the Prime Money Market Fund, the maturities of the variable and floating rate notes will be determined in accordance with Rule 2a-7 under the 1940 Act.

     WHEN-ISSUED SECURITIES. Each Fund, except the U.S. Treasury Fund, may purchase securities on a when-issued basis. In addition, the Stock Funds, the National Tax-Free Money Market Fund and the Prime Money Market Fund may purchase and sell securities on a forward commitment basis (i.e., for delivery beyond the normal settlement date at a stated price and yield), including "TBA" (to be announced) purchase commitments. When these Funds agree to purchase securities on a when-issued or forward commitment basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that any such Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

     When a Fund engages in when-issued or forward commitment transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. In addition, the purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Each of the Funds does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective. A Fund expects that commitments by a Fund to purchase when-issued securities will not exceed 25% of the value of its total assets under normal market conditions.

     CALLS. The Stock Funds and the Funds of Funds may write (sell) "covered" call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or liquid portfolio securities equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian.

     The purpose of writing covered call options is to generate additional premium income for the Funds. This premium income will serve to enhance each Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of a Fund's Adviser or Sub-Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds.

     A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer's obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. The Funds will write only covered call options. This means that a Fund will only write a call option on a security which it already owns. A Fund will not write a covered call option if, as a result, the aggregate fair value of all portfolio securities covering call options or subject to put options exceeds 25% of the fair value of its net assets.

     Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options which the Funds will not do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund does not have any control over the point at which it may be required to sell the underlying securities, because it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of a Fund's custodian. A Fund does not consider a security covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

     The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, BB&T Asset Management or the Sub-Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in a Fund's statement of assets and liabilities. This liability will be readjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of a Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price (or, with respect to the International Equity Fund, the mean between the last bid and asked prices). The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.

     Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

     Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

     A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

     PUTS. The Tax-Free Bond Funds and the National Tax-Free Money Market Fund may acquire "puts" with respect to Tax-Exempt Obligations held in their portfolios, and the Funds of Funds may acquire puts with respect to the securities in their portfolios. The Stock Funds and Taxable Bond Funds may buy put options, buy call options, and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity Fund, cross-hedging. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Each of these Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

     The amount payable to a Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

     Puts may be acquired by the Tax-Free Bond Funds, the National Tax-Free Money Market Fund and the Funds of Funds to facilitate the liquidity of their portfolio assets or to shorten the maturity of underlying assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security.

     The Tax-Free Bond Funds, the National Tax-Free Money Market Fund and the Funds of Funds will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

     The Funds intend to enter into puts only with dealers, banks, and broker-dealers which, in BB&T Asset Management's opinion, present minimal credit risks.

     PUT AND CALL OPTIONS. A Fund will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. Cross-hedging is the use of options or forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency based on a belief that there is a pattern of correlation between the two currencies.

     Each Fund of BB&T Funds (other than the Money Market Funds and the Bond Funds) may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Fund's position in a futures contract or related option, a Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

     STAND-BY COMMITMENTS. The Tax-Free Bond Funds may acquire "stand-by commitments" with respect to Tax-Exempt Obligations held in their portfolios, and the Stock Funds, Taxable Bond Funds and the National Tax-Free Money Market Fund may acquire stand-by commitments with respect to the securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified securities at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by a Fund may also be referred to as "put" options.) Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying securities and may be sold, transferred, or assigned only with the instruments involved. A Fund's right to exercise stand-by commitments will be unconditional and unqualified.

     The amount payable to a Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period.

     Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 1/2 of 1% of the value of that Fund's total assets calculated immediately after each stand-by commitment is acquired.

     Each Fund intends to enter into stand-by commitments only with dealers, banks, and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. A Fund's reliance upon the credit of these dealers, banks, and broker-dealers will be secured by the value of the underlying securities that are subject to the commitment.

     A Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities, which would continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by a Fund would by valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by that Fund.

     RISK FACTORS RELATING TO OPTIONS. There are several risks associated with transactions in put and call options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options, restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. In addition, the success of a hedging strategy based on options transactions may depend on the ability of the Fund's Adviser or Sub-Adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates.

     FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund of BB&T Funds (other than the U.S. Treasury Money Market Fund, the National Tax-Free Money Market Fund and the Prime Money Market Fund) may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). The value of a Fund's contracts may approach, but will not exceed, 100% of the Fund's total net assets.

     Futures contracts obligate a Fund, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

     Successful use of futures by the Funds is also subject to an Adviser's or Sub-Adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

     Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement, during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult to impossible to liquidate existing positions or to recover excess variation margin payments.

     RIGHTS OFFERINGS AND WARRANTS TO PURCHASE. The Stock Funds and the Total Return Bond Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

     EXCHANGE-TRADED FUNDS. Each Stock Fund, Fund of Funds and Bond Fund may invest in index-based exchange-traded funds, such as iShares(R) Trust and iShares,(R) Inc. ("iShares(R)*").

     iShares(R) is a registered investment company unaffiliated with the Funds that offers several series of securities, each of which seeks to replicate the performance of a market index. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification in a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.

     Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions generally restrict a fund's investment in the shares of another investment company to up to 5% of its total assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of total assets. The Funds (other than the Funds of Funds) may invest in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met.

----------
* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.

     INVESTMENT COMPANIES. Each Fund may, to the extent permitted by the 1940 Act, invest in the securities of money market mutual funds. Pursuant to new rules recently adopted by the SEC and effective as of July 31, 2006, the Funds may invest in affiliated and unaffiliated money market funds to the extent permitted by the Fund's respective investment strategies. See also "Exchange-Traded Funds".

     In addition, the International Equity Fund may purchase shares of investment companies (which may include exchange-traded funds) investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one country.

     The Total Return Bond Fund may invest in investment companies that invest primarily in debt securities.

     CONVERTIBLE SECURITIES. The Total Return Bond Fund and the Stock Funds may invest in convertible securities. Convertible securities are fixed income-securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted, but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed-income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

     RESTRICTED SECURITIES. Each Fund of BB&T Funds (other than the U.S. Treasury Money Market Fund) may invest in commercial paper issued by corporations without registration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.

     Each Fund of BB&T Funds (other than the U.S. Treasury Money Market Fund) may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Adviser or Sub-Adviser determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

     SECURITIES LENDING. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which BB&T Asset Management and/or a Fund's respective Sub-Adviser has determined are creditworthy under guidelines established by BB&T Funds' Board of Trustees. BB&T Funds will employ one or more securities lending agents to initiate and affect securities lending transactions for BB&T Funds. While the lending of securities may subject a Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower was to default on its lending agreement or enter into bankruptcy, the Fund will lend only on a fully collateralized basis in order to reduce such risk. During the time portfolio securities are on loan, the Fund is entitled to receive any dividends or interest paid on such securities. Additionally, cash collateral received will be invested on behalf of the Fund exclusively in money market instruments. While a Fund will not have the right to vote securities on loan, the Funds intend to terminate the loan and retain the right to vote if that is considered important with respect to the investment. Each Fund will restrict its securities lending to 33 1/3% of its total assets.

     CALLABLE SECURITIES. Certain fixed income securities invested in by the Bond Funds and the Money Market Funds are callable at the option of the issuer. Callable Securities are subject to Prepayment/Call risk.

     STRUCTURED PRODUCTS. One common type of security is a "structured" product. Structured products, such as structured notes, generally are individually negotiated agreements and may be traded over the counter. They are organized and operated to restructure the investment characteristics of the underlying security. This structuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependant on the extent of the cash flow of the underlying instruments. With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

TEMPORARY DEFENSIVE POSITIONS

     If deemed appropriate under the circumstances, each Stock Fund, Bond Fund and Fund of Funds may increase its holdings in short-term obligations to up to 100% of its total assets. Under normal market conditions, the Stock Funds will limit their investment in short-term obligations to 20% of their total net assets. Such short-term obligations may include money market instruments and repurchase agreements. If deemed appropriate under the circumstances, the National Tax-Free Money Market Fund may invest in cash or securities subject to federal income tax. This may cause the National Tax-Free Money Market Fund to receive and distribute taxable income to investors, and to that extent to fail to meet its investment objective.

UNDERWRITING SECURITIES

As a matter of policy, each Fund may underwrite securities to the extent permitted by the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

INVESTMENT RESTRICTIONS

     Except as provided otherwise, the following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in this SAI).

THE PRIME MONEY MARKET FUND AND THE U.S. TREASURY FUND MAY NOT:

     1. Purchase securities of any issuer, other than obligations issued or guaranteed by the U.S. Government if, as a result, with respect to 75% of its portfolio, more than 5% of the value of the Fund's total assets would be invested in such issuer. In addition, although not a fundamental investment restriction (and therefore subject to change without shareholder vote), to the extent required by rules of the SEC, the Prime Money Market Fund and the U.S. Treasury Fund will apply this restriction to 100% of its portfolio, except that for the Prime Money Market Fund, 25% of the value of its total assets may be invested in any one issuer for a period of up to three business days.

     EACH TAXABLE BOND FUND MAY NOT:

     1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase with respect to 75% of its portfolio, more than 5% of the value of the Fund's total assets would be invested in such issuer. There is no limit as to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     2. Purchase any securities that would cause 25% or more of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

     EACH OF THE FUNDS OF FUNDS MAY NOT:

     1. Purchase any securities that would cause 25% or more of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities or securities issued by "regulated investment companies" as defined in the Internal Revenue Code of 1986, as amended (the "Code"); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

     2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or "regulated investment companies" as defined in the Code, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     THE LARGE CAP FUND, THE SMALL CAP FUND, THE MID CAP GROWTH FUND, THE MID CAP VALUE FUND, AND THE SPECIAL OPPORTUNITIES EQUITY FUND MAY NOT:

     1. Purchase any securities that would cause 25% or more of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

     2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     THE INTERNATIONAL EQUITY FUND MAY NOT:

     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

     2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivision, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     4. Write or sell unsecured put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

     THE INTERNATIONAL EQUITY FUND MAY:

     1. Purchase or sell real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

     2. Purchase or sell commodities, commodities contracts, or futures contracts to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

     EACH OF THE FUNDS MAY:

     1. Borrow money or lend to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

     2. Issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

     THE KENTUCKY FUND, THE MARYLAND FUND, THE NORTH CAROLINA FUND, THE SOUTH CAROLINA FUND, THE VIRGINIA FUND, AND THE WEST VIRGINIA FUND MAY NOT:

     1. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Funds may acquire puts with respect to Tax-Exempt Obligations in their portfolios and sell those puts in conjunction with a sale of those Tax-Exempt Obligations.

     2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities, and (b) this limitation shall not apply to Tax-Exempt Obligations or governmental guarantees of Tax-Exempt Obligations. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such nongovernmental user.

     EACH FUND (EXCEPT THE INTERNATIONAL EQUITY FUND AND PRIME MONEY MARKET
FUND) MAY:

     1. Purchase or sell commodities, commodities contracts, or future contracts or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

     The U.S. Treasury Fund may not buy common stocks or voting securities, or state, municipal, or private activity bonds. The U.S. Treasury Fund, the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, the West Virginia Fund, the Short Fund, the Intermediate U.S. Government Fund and the Total Return Bond Fund may not write or purchase call options. Each of the Funds may not write put options. The U.S. Treasury Fund, the Short Fund, the Intermediate U.S. Government Fund and the Total Return Bond Fund may not purchase put options.

     THE PRIME MONEY MARKET FUND MAY NOT:

     1. Make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. Bank instruments include bank accounts, time deposits, certificates of deposit, and bankers' acceptances. As a matter of non-fundamental policy, (i) instruments of foreign banks will not be considered bank instruments for purposes of the above-described exclusion from the above industry concentration limit; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor, for purposes of diversification, when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

     2. Underwrite securities except to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statutes, rules or regulations may be amended from time to time.

     3. Purchase or sell commodities, commodities contracts, futures contracts, or real estate except to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statutes, rules or regulations may be amended from time to time.

     Although the foregoing investment limitations would permit the Prime Money Market Fund to invest in options, futures contracts and options on futures contracts, the Fund does not currently intend to trade in such instruments or engage in such transactions during the next twelve months (except to the extent a portfolio security may be subject to a "demand feature" or "put" as permitted under SEC regulations for money market funds). Prior to making any such investments, the Prime Money Market Fund would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.

     THE NATIONAL TAX-FREE MONEY MARKET FUND MAY:

     1. Purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. Bank instruments include bank accounts, time deposits, certificates of deposit, and bankers' acceptances. As a matter of non-fundamental policy, (i) instruments of foreign banks will not be considered bank instruments for purposes of the above-described exclusion from the above industry concentration limit; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor, for purposes of diversification, when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

     2. Underwrite securities to the extent permitted by the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

     THE NATIONAL TAX-FREE MONEY MARKET FUND MAY NOT:

     1. Concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

     THE EQUITY INCOME FUND MAY NOT:

     1. Concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

     THE EQUITY INCOME FUND MAY:

     1. Purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

     2. Underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

The fundamental investment restrictions of the National Tax-Free Money Market Fund and the Equity Income Fund have been adopted to avoid wherever possible the necessity of shareholder meetings unless otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the National Tax-Free Fund and the Equity Income Fund have also adopted non-fundamental investment restrictions, set forth below, which in some instances may be more restrictive than each Fund's fundamental restrictions. Any changes in the non-fundamental investment policies of these Funds will be communicated to its shareholders prior to effectiveness.

     1940 ACT RESTRICTIONS. Under the 1940 Act, and the rules, regulations, and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund. "Concentration" is generally interpreted under the 1940 Act to be investing more than 25% of total assets in an industry or group of industries.

     The 1940 Act also limits the amount that a Fund may invest in other investment companies, prohibiting the Fund from (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies. Pursuant to exemptive relief granted by the SEC to iShares(R) as well as procedures approved by the Board, the Equity Income Fund may invest in iShares(R) ETFs in excess of the 5% and 10% limits described in this paragraph, provided that the Equity Income Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the exemptive relief, as they may be amended, and any other applicable investment limitations. In addition, pursuant to new exemptive rules under the 1940 Act recently adopted by the SEC and effective as of July 31, 2006, each of the Funds may invest in shares of affiliated and unaffiliated money market funds to the extent permitted by its investment strategy.

     Additionally, the 1940 Act limits a Fund's ability to borrow money, prohibiting a fund from issuing senior securities, except that it may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

     The following investment restrictions are considered NON-FUNDAMENTAL and therefore may be changed by a vote of a majority of the Trustees of BB&T Funds:

     1. The Prime Money Market Fund and the U.S. Treasury Fund may not invest more than 10% of its net assets in illiquid securities.

     2. The Prime Money Market Fund and the U.S. Treasury Fund may not invest more than 10% of its net assets in instruments which are not readily marketable.

     3. If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction.

     4. All Funds except the Prime Money Market Fund and the National Tax-Free Money Market Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

     5. All Funds except the Prime Money Market Fund and the National Tax-Free Money Market Fund may not sell securities short (unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short), however that policy does not prevent the above Funds from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, and the Funds may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

     6. The Equity Income Fund and the National Tax-Free Money Market Fund may not purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Equity Income Fund may invest in futures contracts and options on futures contracts, as disclosed in the applicable Prospectus). However, subject to its permitted investments, the Equity Income Fund and the National Tax-Free Money Market Fund may invest in companies which invest in real estate, securities or loans secured by interests in real estate, commodities or commodities contracts.

     7. The Equity Income Fund and the National Tax-Free Money Market Fund may not borrow money or issue senior securities, except that the Equity Income Fund and the National Tax-Free Money Market Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Equity Income Fund and the National Tax-Free Money Market Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.

     8. Each Fund except the Money Market Funds may not invest more than 15% of its net assets in "illiquid" securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act.

     9. The National Tax-Free Money Market Fund may not invest more than 10% of its total assets in "illiquid" securities, as defined by the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

     10. To the extent required by the rules of the SEC, the National Tax-Free Money Market Fund will apply the diversification requirements under the 1940 Act to 100% of its portfolio, provided, however, that the Fund may invest up to 25% of its total assets in any one issuer for a period of up to three business days.

     For purposes of the concentration policies described above, the Funds do not consider investment companies to constitute an "industry." Rather, the Funds will "look-through" investments in investment companies to the underlying securities held by such exchange-traded funds when determining fund exposure to a particular industry.

PORTFOLIO TURNOVER

     The portfolio turnover rate for each Fund of BB&T Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less.

     For the fiscal years ended September 30, 2006 and September 30, 2005, the portfolio turnover rates for each of the Funds with a full year of operations in the subject fiscal years (other than the Money Market Funds) were as follows:

                     FUND                       2006 (%)   2005(%)
                     ----                       --------   -------
Large Cap Fund ..............................     34.83      19.50
Large Cap Growth Fund* ......................    186.19      62.78
Mid Cap Value Fund** ........................     53.92     126.99
Mid Cap Growth Fund*** ......................    140.90      92.74
Small Cap Fund ..............................     43.25       8.39
International Equity Fund ...................     36.22      44.96
Special Opportunities Equity Fund ...........     58.01      30.38
Equity Income Fund ..........................     45.38      39.65
Short Fund**** ..............................     98.08      33.67
Intermediate U.S. Government Fund ...........    127.13     107.04

                     FUND                       2006 (%)   2005(%)
                     ----                       --------   -------
Total Return Bond Fund***** .................    226.36     173.74
Kentucky Intermediate Tax-Free Fund .........     64.55      37.50
Maryland Intermediate Tax-Free Fund****** ...    219.80      44.67
North Carolina Intermediate Tax-Free Fund ...     94.95      60.84
South Carolina Intermediate Tax-Free Fund ...     80.24      56.03
Virginia Intermediate Tax-Free Fund .........     76.53      48.04
West Virginia Intermediate Tax-Free Fund ....     50.14      32.10
Prime Money Market Fund .....................       N/A        N/A
U.S. Treasury Money Market Fund .............       N/A        N/A
National Tax-Free Money Market Fund******* ..       N/A        N/A
Capital Manager Conservative Growth Fund ....      5.69      52.50
Capital Manager Moderate Growth Fund ........      7.33      37.83
Capital Manager Growth Fund .................      6.26      26.22
Capital Manager Equity Fund .................      1.48       2.14

* The Large Cap Growth Fund experienced increased portfolio turnover due to a change in the Fund's portfolio manager on March 27, 2006. On January 29, 2007, the Large Cap Growth Fund merged with and into the Large Cap Fund.

** The Mid Cap Value Fund experienced a decrease in portfolio turnover from 2005 to 2006 due to a change in the Fund's Sub-Adviser and subsequent restructuring of the Fund's portfolio.

*** The Mid Cap Growth Fund experienced increased portfolio turnover due to sharp volatility in the high-growth securities in which the Fund invests. Substantial risk aversion in the overall equity markets beginning in May 2006 prompted larger than normal profit-taking in the Fund.

**** The Short Fund experienced increased portfolio turnover due to the use of trading strategies that involve the simultaneous purchase and sale of securities in order to profit from the increase or decrease in the spread between the two positions, to increase the Fund's book yield or to realize tax benefits.

***** The Total Return Bond Fund experienced increased portfolio turnover due to changes to the Fund's sector allocation and yield curve positioning. Assets were rotated out of the treasury & agency sectors and into higher-yielding sectors such as mortgages and corporate securities.

****** The Maryland Intermediate Tax-Free Fund experienced increased portfolio turnover due to the use of trading strategies that involve the simultaneous purchase and sale of securities in order to profit from the increase or decrease in the spread between the two positions or to realize tax benefits.

******* The National Tax-Free Money Market Fund commenced operations on August
     1, 2006.

     High turnover rates will generally result in higher transaction costs to the Funds and may result in higher levels of taxable realized gains (including short-term taxable gains generally taxed at ordinary income tax rates) to a Fund's shareholders. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. A higher portfolio turnover rate for each Fund of BB&T Funds other than the U.S. Treasury Fund may lead to increased taxes and transaction costs. Portfolio turnover will not be a limiting factor in making investment decisions. See "Additional Tax Information."

     Because the U.S. Treasury Fund, the Prime Money Market Fund and the National Tax-Free Money Market Fund intend to invest entirely in securities with maturities of less than one year and because the SEC requires such securities to be excluded from the calculation of the portfolio turnover rate, the portfolio turnover with respect to each of the U.S. Treasury Fund and Prime Money Market Fund was zero percent for the fiscal years ended September 30, 2006 and September 30, 2005, and the portfolio turnover rate for the National Tax-Free Money Market Fund, which commenced operations on August 1, 2006, was zero percent for the fiscal year ended September 30, 2006. The portfolio turnover rate for each Money Market Fund is expected to remain zero percent for regulatory purposes.

                                    VALUATION

VALUATION OF THE MONEY MARKET FUNDS

     The U.S. Treasury Fund, the Prime Money Market Fund and the National Tax-Free Money Market Fund have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the U.S. Treasury Fund, the Prime Money Market Fund and the National Tax-Free Money Market Fund would receive if it sold the instrument. The value of securities in the U.S. Treasury Fund, the Prime Money Market Fund and the

National Tax-Free Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

     Pursuant to Rule 2a-7, each Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per Share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to maturity dates) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. BB&T Funds' Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per Share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of the Money Market Fund calculated by using available market quotations deviates from $1.00 per Share (the "Mark to Market"). In performing the Mark to Market, securities for which market quotations are not readily available and other assets will be valued at fair value and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board.

     In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share determined by using available market quotations.

VALUATION OF THE BOND FUNDS, THE STOCK FUNDS AND THE FUNDS OF FUNDS

     Except as noted below, investments of the Stock Funds, Bond Funds, and Funds of Funds of the Trust in securities the principal market for which is a securities exchange or an over-the-counter market are valued at their latest available sale price (except for those securities traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price) or, absent such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. Except as noted below, investments of the International Equity Fund in securities the principal market for which is a securities exchange are valued at the closing price on that exchange on the day of computation.

     With regard to each of the above-mentioned Funds, securities the principal market for which is not a securities exchange are valued at their latest bid quotation in such principal market. Securities and other assets for which quotations are not readily available are valued at their fair value as determined by the BB&T Fund's Pricing Committee in their best judgment pursuant to procedures established by and under the general supervision of the Board of Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board. The Pricing Committee, as designated by the Board of Trustees, is comprised of employees of the Adviser and/or its affiliates. Pricing determinations require an affirmative vote of a majority of the Pricing Committee.

     Short-term securities are valued at either amortized cost or original cost plus interest, which approximates current value. Repurchase Agreements are valued at original cost. Open ended mutual fund investments will be valued at the most recently calculated net asset value. Closed end mutual funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded.

     The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange or other principal market on which it is traded, which value is then converted into its U.S. dollar equivalent at the prevailing foreign rate reported by FT Interactive Data Corporation as the closing rate for that date. When an occurrence subsequent to the time a value of a foreign security was so established is likely to have changed the value, then the fair value of those securities will be determined by consideration of other factors by the Pricing Committee.

     Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished through a national pricing service approved by the Board of Trustees. Securities for which market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Each class of Shares of each Fund of BB&T Funds are sold on a continuous basis by BB&T AM Distributors, Inc. (the "Distributor"). In addition to purchasing Shares directly from the Distributor, Class A, Class B, Class C, or Institutional Shares may be purchased through procedures established by the Distributor in connection with the requirements of accounts at Branch Banking and Trust Company ("BB&T"), or BB&T's affiliated or correspondent banks. Customers purchasing Shares of BB&T Funds may include officers, directors, or employees of BB&T or BB&T's affiliated or correspondent banks.

PURCHASE OF CLASS A, CLASS B, AND CLASS C SHARES

     As stated in the Class A, Class B, and Class C Prospectus, the public offering price of Class A Shares of a Fund, except the U.S. Treasury Fund, the Prime Money Market Fund and the National Tax-Free Money Market Fund, is its net asset value next computed after an order is received, plus a sales charge which varies based upon the quantity purchased. The public offering price of such Class A Shares of a Fund is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase. The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in the Class A, Class B, and Class C Prospectus applies to purchases of Class A Shares of such a Fund by a purchaser (a "Purchaser").

     Shares of the U.S. Treasury Fund, the Prime Money Market Fund and the National Tax-Free Money Market Fund, and Class B Shares and Class C Shares of each Fund offering such Shares are sold at their net asset value per share, as next computed after an order is received. However, as discussed in the Class A, Class B, and Class C Prospectus, the Class B Shares and Class C Shares are subject to a CDSC if they are redeemed prior to the sixth and first anniversary of purchase, respectively. Investors purchasing Shares of the U.S. Treasury Fund, the Prime Money Market Fund and the National Tax-Free Money Market Fund are generally required to purchase Class A or Institutional Shares, since such Shares are not subject to any initial sales charge or contingent deferred sales charge. Shareholders investing directly in Class B Shares of the U.S. Treasury Money Market Fund, the Prime Money Market Fund or the National Tax-Free Money Market Fund as opposed to shareholders obtaining Class B Shares of the U.S. Treasury Money Market Fund, the Prime Money Market Fund or the National Tax-Free Money Market Fund upon an exchange of Class B Shares of any of the other Funds, will be requested to participate in the Auto Exchange and to set the time and amount of their regular, automatic withdrawals in such a way that all of their Class B Shares have been withdrawn from the U.S. Treasury Money Market Fund, the Prime Money Market Fund or the National Tax-Free Money Market Fund, within two years of purchase. Such Class B shares may be exchanged for Class B Shares of any other Fund through the Auto Exchange (see "Auto Exchange Plan").

     An order to purchase Class A Shares of the Prime Money Market Fund, the U.S. Treasury Fund or the National Tax-Free Money Market Fund will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to BB&T Funds' custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Shares of the Prime Money Market Fund, the U.S. Treasury Fund or the National Tax-Free Money Market Fund which is transmitted by federal funds wire will be available the same day for investment by BB&T Funds' custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). It is strongly recommended that investors of substantial amounts use federal funds to purchase Shares of the Prime Money Market Fund, the U.S. Treasury Fund or the National Tax-Free Money Market Fund.

     Shares of the Prime Money Market Fund or the U.S. Treasury Fund purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. All Shares of the Prime Money Market Fund, the U.S. Treasury Fund or the National Tax-Free Money Market Fund continue to earn dividends through the day before their redemption.

     Shares of a Fund sold to a bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as "Participating Organizations") acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the Participating Organizations. With respect to Shares so sold, it is the responsibility of the Participating Organization to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Participating Organizations and reflected in the account statements provided by the Participating Organizations to customers. Depending upon the terms of a particular customer account, a Participating Organization or Bank may charge a customer's account fees for services provided in connection with investment in the Funds.

     In the case of orders for the purchase of Shares placed through a broker-dealer, the public offering price will be the net asset value as so determined plus any applicable sales charge, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits to BB&T Funds by the Valuation Time. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.

     Every shareholder will be mailed a confirmation of each new transaction in the shareholder's account. In the case of Class A, Class B, and Class C Shares held of record by a Participating Organization but beneficially owned by a customer, confirmations of purchases, exchanges and redemptions of Class A, Class B, and Class C Shares by a Participating Organization will be sent to the customer by the Participating Organization. Certificates representing Shares will not be issued.

     AUTO INVEST PLAN. BB&T Funds Auto Invest Plan enables shareholders to make regular purchases of Class A, Class B, and Class C Shares through automatic deduction from their bank accounts. With shareholder authorization, BB&T Funds' transfer agent will deduct the amount specified (subject to the applicable minimums) from the shareholder's bank account and will automatically invest that amount in Class A, Class B, or Class C Shares at the public offering price on the date of such deduction.

     For a shareholder to change the Auto Invest instructions or to discontinue the feature, the request must be made in writing to BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762. The Auto Invest Plan may be amended or terminated without notice at any time by the Distributor.

     BB&T FUNDS INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). A BB&T Funds IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program by purchasing Class A, Class B, or Class C Shares for an IRA. BB&T Funds IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986 and Taxpayer Relief Act of 1997, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

     All BB&T Funds IRA distribution requests must be made in writing to BB&T AM Distributors, Inc. Any additional deposits to a BB&T Funds IRA must distinguish the type and year of the contribution.

     For more information on a BB&T Funds IRA, call BB&T Funds at 1-800-228-1872. Investment in Shares of the Tax-Free Bond Funds or the National-Tax Free Money Market Fund would not be appropriate for any IRA. Shareholders are advised to consult a tax adviser on BB&T Funds IRA contribution and withdrawal requirements and restrictions.

SALES CHARGES

     As BB&T Funds' principal underwriter, BB&T AM Distributors, Inc. (the "Distributor") acts as principal in selling Class A, Class B, and Class C Shares of the Funds to dealers. The Distributor re-allows some or all of the applicable sales charge as dealer discounts and brokerage commissions. The Distributor may retain 0.25% of the sales charge it receives. The Distributor will pay the remaining sales charge to dealers. As a result, broker-dealer that sell shares of BB&T Funds may receive more revenue from the sale of BB&T Funds than from the sale of other mutual funds offered by such firms. Under federal securities laws, a broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the 1933 Act. From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

     The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Class A Shares of any Fund of the BB&T Funds. The maximum cash compensation payable by the Distributor is 5.75% of the public offering price of Class A Shares. In addition, the Adviser may provide financial assistance to financial intermediaries (including, but not limited to, broker dealers, shareholder servicing agents, and financial advisors) in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or broker dealer-sponsored special events. Financial intermediaries may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Financial intermediaries are not permitted to delay the placement of orders to benefit themselves by a price change.

CLASS A SHARES

     Class A Shares are sold at their public offering price. This price equals NAV plus the initial sales charge, if applicable. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

     The current sales charge rates are as follows:

     FOR THE STOCK FUNDS, FUNDS OF FUNDS, INTERMEDIATE U.S. GOVERNMENT FUND, AND TOTAL RETURN BOND FUND

                           SALES CHARGE     SALES CHARGE       COMMISSION
                             AS A % OF       AS OF % OF         AS A % OF
YOUR INVESTMENT           OFFERING PRICE   YOUR INVESTMENT   OFFERING PRICE
---------------           --------------   ---------------   --------------
Up to $49,999                  5.75%            6.10%             5.75%
$50,000 to $99,999             4.50%            4.71%             4.50%
$100,000 up to $249,999        3.50%            3.63%             3.50%
$250,000 up to $499,999        2.50%            2.56%             2.50%
$500,000 up to $999,999        2.00%            2.04%             2.00%
$1,000,000 and above(1)        0.00%            0.00%             0.00%

                 FOR THE TAX-FREE BOND FUNDS AND THE SHORT FUND

                           SALES CHARGE     SALES CHARGE       COMMISSION
                             AS A % OF       AS OF % OF         AS A % OF
YOUR INVESTMENT           OFFERING PRICE   YOUR INVESTMENT   OFFERING PRICE
---------------           --------------   ---------------   --------------
Up to $49,999                  3.00%            3.09%             3.00%
$50,000 to $99,999             2.50%            2.56%             2.50%
$100,000 up to $249,999        2.00%            2.04%             2.00%
$250,000 up to $499,999        1.50%            1.52%             1.50%
$500,000 up to $999,999        1.00%            1.01%             1.00%
$1,000,000 and above(1)        0.00%            0.00%             0.00%

----------
(1) There is no initial sales charge on purchases of $1 million or more. However, as of February 1, 2007, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed within two years after purchase. Prior to February 1, 2007, a CDSC of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed before the first anniversary after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions. For sales of over $1 million or more; for sales to employees of BB&T Funds, BB&T and its affiliates; and for sales of shares purchased with the proceeds from redemptions from another mutual fund complex within 60 days of redemption if a sales charge was paid on such shares, the Distributor pays broker-dealers out of its own assets, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million.

     FOR THE MONEY MARKET FUNDS

     No sales charges.

     The sales charges set forth in the table above are applicable to purchases made at one time by any Purchaser, which includes: (i) an individual, his or her spouse and children under the age of 21; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or (iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.

     In determining whether a particular redemption is subject to a Contingent Deferred Sales Charge ("CDSC"), it is assumed that the redemption is first of any Class A Shares, then of any Class C Shares, and then of any Class B Shares in the shareholder's Fund account, (unless the shareholder elects to redeem in a different order) or Shares representing capital appreciation, next of Shares acquired pursuant to reinvestment of dividends and capital gain distributions, and finally of other Shares held by the shareholder for the longest period of time. This method should result in the lowest possible sales charge.

SALES CHARGE REDUCTIONS AND WAIVERS

     Certain sales of Class A Shares are made without a sales charge or with a reduced sales charge, as described in the Class A, Class B, and Class C Prospectuses under the caption "Sales Charge Reductions and Waivers," to promote goodwill with employees and others with whom the Distributor, BB&T and/or BB&T Funds have business relationships, and because the sales effort, if any, involved in making such sales is negligible. However, as of February 1, 2007, a CDSC is applicable to redemptions within two years of purchase for investments of $1 million or more.

     LETTER OF INTENT. Any Purchaser may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such Purchaser to invest a certain amount in Class A Shares of any of the Variable NAV Funds, i.e., those Funds which charge a sales charge, within a period of 13 months. Each purchase of Shares under a Letter of Intent will be made at the public offering price plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A Shares made not more than 90 days prior to the date such Purchaser signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. When a Purchaser enters into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the sales charge will be adjusted and used to purchase additional Shares of the Fund at the then current public offering price at the end of the 13 month period. This program may be modified or eliminated at any time or from time to time by BB&T Funds without notice.

     A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares are not subject to escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional Class A Shares subject to the rate of sales charge applicable to the actual amount of the aggregate purchases at the net asset value next calculated.

     For further information, interested investors should contact the Distributor. Letter of Intent privileges may be amended or terminated without notice at any time by the Distributor.

     CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION. A Purchaser (as defined above) may qualify for a reduced sales charge by combining concurrent purchases of Class A Shares of one or more of the Variable NAV Funds or by combining a current purchase of Class A Shares of a Variable NAV Fund with prior purchases of Shares of any Variable NAV Fund. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of Class A Shares of any Variable NAV Fund sold with a sales charge plus (ii) the then current net asset value of all Class A Shares held by the Purchaser in any Variable NAV Fund. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

     Proceeds from the CDSC and the distribution and shareholder service fees under the Distribution Plan are payable to the Distributor to defray the expenses of advance brokerage commissions and expenses related to providing distribution-related and shareholder services to the Fund in connection with the sale of the Class B and Class C Shares, such as the payment of compensation to dealers and agents selling Class B and Class C Shares. A dealer commission of 4.00% of the original purchase price of the Class B Shares of the Fund and of 1.00% of the original purchase price of the Class C Shares of the Fund will be paid to financial institutions and intermediaries. However, the Distributor may, in its sole discretion, pay a higher dealer commission. In addition, the Distributor may retain 0.25% of the original purchase price of the Class B and Class C Shares.

     CLASS B SHARES AND CLASS C SHARES. The CDSC is waived on redemption of
Shares: (i) following the death or disability (as defined in the Code (as defined below)) of a shareholder or a participant or beneficiary of a qualifying retirement plan if redemption is made within one year of such death or disability; (ii) to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan to a shareholder who has attained the age of 70 1/2; and (iii) provided that the shareholder withdraws no more than 12% of the account value annually using the Auto Withdrawal Plan Feature. A shareholder or his or her representative should contact the Transfer Agent to determine whether a retirement plan qualifies for a waiver and must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. In addition, the following circumstances are not deemed to result in a "redemption" of Class B or Class C Shares for purposes of the assessment of a CDSC, which is therefore waived: (i) plans of reorganization of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party; and (ii) exchanges for Class B or Class C Shares of other Funds of BB&T Funds as described under "Exchange Privilege."

     For purposes of conversion to Class A Shares, shares received as dividends and other distributions paid on Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in a shareholder's Fund account (other than those in the sub-account) convert to Class A Shares, a pro-rata portion of the Class B Shares in the sub-account will also convert to Class A Shares.

     If a shareholder effects one or more exchanges among Class B Shares of the Funds of BB&T Funds during the eight-year period, BB&T Funds will aggregate the holding periods for the shares of each Fund of BB&T Funds for purposes of calculating that eight-year period. Because the per share net asset value of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, a shareholder may receive fewer Class A Shares than the number of Class B Shares converted, although the dollar value will be the same.

EXCHANGE PRIVILEGE

     INSTITUTIONAL SHARES. Class A, Class B or Class C Shares may be exchanged for Institutional Shares of the Fund if an investor becomes eligible to purchase Institutional Shares. Institutional Shares may be exchanged for Class A Shares of a Fund if an investor ceases to be eligible to purchase Institutional Shares.

     CLASS A. Only residents of Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia may exchange their Class A Shares of the other Funds for Class A Shares of the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, and the West Virginia Fund, respectively.

     If Class A Shares of the Prime Money Market Fund, the U.S. Treasury Fund or the National Tax-Free Money Market Fund were acquired in a previous exchange involving Shares of a Variable NAV Fund, then such Shares of the Prime Money Market Fund, the U.S. Treasury Fund or the National Tax-Free Money Market Fund may be exchanged for Shares of a Variable NAV Fund without payment of any additional sales load within a twelve month period. Under such circumstances, the shareholder must notify the Distributor that a sales load was originally paid. Depending upon the terms of a particular customer account, a Participating Organization may charge a fee with regard to such an exchange. Information about such charges will be supplied by the Participating Organization.

     CLASS B. Class B Shares of each Fund may be exchanged for Class B Shares of the other Funds on the basis of relative net asset value per Class B Share, without the payment of any CDSC which might otherwise be due upon redemption of the outstanding Class B Shares.

     For purposes of computing the CDSC that may be payable upon a disposition of the newly acquired Class B Shares, the holding period for outstanding Class B Shares of the Fund from which the exchange was made is "tacked" to the holding period of the newly acquired Class B Shares. For purposes of calculating the holding period applicable to the newly acquired Class B Shares, the newly acquired Class B Shares shall be deemed to have been issued on the date of receipt of the shareholder's order to purchase the outstanding Class B Shares of the Fund from which the exchange was made.

     CLASS C. Class C Shares of each Fund may be exchanged for Class C Shares of the other Funds on the basis of relative net asset value per Class B Share, without the payment of any CDSC which might otherwise be due upon redemption of the outstanding Class C Shares.

     For purposes of computing the CDSC that may be payable upon a disposition of the newly acquired Class C Shares, the holding period for outstanding Class C Shares of the Fund from which the exchange was made is "tacked" to the holding period of the newly acquired Class C Shares. For purposes of calculating the holding period applicable to the newly acquired Class C Shares, the newly acquired Class C Shares shall be deemed to have been issued on the date of receipt of the shareholder's order to purchase the outstanding Class C Shares of the Fund from which the exchange was made.

     ADDITIONAL INFORMATION. An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes, which, in general, is calculated by netting the shareholder's tax cost (or "basis") in the Shares surrendered and the value of the Shares received in the exchange. If a shareholder exchanges Class A Shares within 90 days of acquiring them and if a sales charge is waived on the exchange, for purposes of measuring the capital gain or loss on the exchange, the shareholder's basis in the surrendered Shares is reduced by the lesser of
(i) the sales charge paid for the surrendered shares or (ii) the amount of the sales charge that is waived on the exchange.

     If not selected on the Account Registration form, the shareholder will automatically receive Exchange privileges. A shareholder wishing to exchange Class A, Class B, or Class C Shares purchased through a Participating Organization or Bank may do so by contacting the Participating Organization or Bank. If an exchange request in good order is received by the Distributor or the Transfer Agent by 12:00 noon (Eastern Time) on any Business Day, the exchange usually will occur on that day.

MATTERS AFFECTING REDEMPTION

     REDEMPTION BY MAIL. A written request for redemption must be received by BB&T Funds in order to constitute a valid tender for redemption from an IRA. Also, the signature on the written request must be guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 if (a) a redemption check is to be payable to anyone other than the Owner(s) of record or (b) a redemption check is to be mailed to the Owner(s) at an address other than the address of record or (c) the Owner(s) address of record has changed within the last ten business days or (d) the redemption proceeds are being transferred to another Fund account with a different registration or (e) the redemption proceeds are being wired to bank instructions currently not on the account. The Distributor reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. Proceeds may be mailed to the address of record or sent electronically or mailed to a previously designated bank account without a signature guarantee. See "Redemption by Telephone" for further discussion on sending proceeds to your bank account.

     REDEMPTION BY TELEPHONE. Shares may be redeemed by telephone if the shareholder selected that option on the Account Registration Form. A shareholder may have the proceeds mailed to the address of record or sent electronically or mailed directly to a domestic commercial bank account previously designated by the shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such electronic redemption requests may be made by the shareholder by telephone to the Transfer Agent. The Transfer Agent may reduce the amount of a wire redemption payment by its then-current wire redemption charge. Such charge is currently being waived. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call BB&T Funds at 1-800-228-1872. If not selected on the Account Registration form, the shareholder will automatically receive telephone redemption privileges. None of the Distributor, BB&T Funds' transfer agent, BB&T Asset Management or BB&T Funds will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with BB&T Funds' telephone transaction procedures, upon instructions reasonably believed to be genuine. BB&T Funds will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine; if these procedures are not followed, BB&T Funds may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may also mail the redemption request to BB&T Funds.

     BB&T Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by BB&T Funds of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Company to determine the value of its total net assets.

     BB&T Funds may redeem any class of Shares involuntarily if redemption appears appropriate in light of BB&T Funds' responsibilities under the 1940 Act.

     AUTO WITHDRAWAL PLAN. BB&T Funds Auto Withdrawal Plan enables shareholders to make regular redemptions of Class

A Shares, Class B Shares, and Class C Shares of a Fund. With shareholder authorization, BB&T Funds' transfer agent will automatically redeem Class A Shares, Class B Shares, and Class C Shares at the net asset value of the applicable Fund on the dates of withdrawal and have the amount specified transferred according to the instructions of the shareholder.

     Purchase of additional Class A Shares concurrent with withdrawals may be disadvantageous to certain shareholders because of tax liabilities.

     To participate in the Auto Withdrawal Plan, shareholders should complete a supplemental sign-up form that can be acquired by calling the Distributor. For a shareholder to change the Auto Withdrawal instructions or to discontinue the feature, the request must be made in writing to BB&T Funds, P.O. Box 9762, Providence, Rhode Island 02940-9762. The Auto Withdrawal Plan may be amended or terminated without notice at any time by the Distributor.

     PAYMENTS TO SHAREHOLDERS. Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, BB&T Funds will attempt to honor requests from shareholders for next Business Day payments upon redemptions of Shares if the request for redemption is received by the Transfer Agent before the last Valuation Time on a Business Day or, if the request for redemption is received after the last Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to BB&T Funds or the shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. The Prime Money Market Fund and the U.S. Treasury Fund will attempt to honor requests from its shareholders for same day payment upon redemption of Shares if the request for redemption is received by the Transfer Agent before 12:00 noon Eastern Time, on a Business Day or, if the request for redemption is received after 12:00 noon Eastern Time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to the Fund or its shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

                           ADDITIONAL TAX INFORMATION

     TAXATION OF THE FUNDS. Each Fund will be treated as a separate entity for federal income tax purposes. It is the policy of each Fund of BB&T Funds to elect to be treated as, and to qualify for, the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, each Fund of BB&T Funds expects to eliminate or reduce to a nominal amount the federal income taxes to which such Fund may be subject. RICs are subject to a federal excise tax if they do not distribute substantially all of their income on a timely basis. Each Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all its net investment income and net realized capital gains.

     In order to qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below); (b) each taxable year distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of its total assets is represented by cash, cash items, U.S. Government securities, securities of other RICs, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested (x) in the securities (other than those of the U.S. Government or other RICs of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). For purposes of meeting this diversification requirement, in the case of a Fund's investments in loan participations (if any), the issuer may be the financial intermediary or the borrower.

     In general, for purposes of the 90% gross income requirement described in subsection (a) of the paragraph above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and
(y) that derives less than 90% of its income from the qualifying income described in subsection (a)(i) of the paragraph above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

     If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded a RIC, all of its taxable income will be subject to federal income tax at regular corporate rates at the Fund level (without any deduction for distributions to its shareholders). In addition, all distributions to shareholders from earnings and profits will be taxed as ordinary income, even if the distributions are attributable to capital gains or exempt interest earned by the Fund. Furthermore, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

     A non-deductible excise tax is imposed on RICs that do not distribute in each calendar year (regardless of whether they have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year plus any undistributed amounts from prior years. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year by a Fund were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.

     DISTRIBUTIONS. Distributions of net investment income from a Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder owned his or her shares. Distributions of each Fund's net capital gains (i.e., the excess of a Fund's net long-term capital gain over net short-term capital loss) from the sale of investments that such Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains (generally subject to a 15% tax rate, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2011), and are not eligible for the dividends received deduction. Distributions from capital gains are generally made after applying any capital loss carryovers. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions of taxable income or capital gains are taxable to Fund shareholders whether received in cash or reinvested in additional Fund shares.

     Dividends and distributions are taxable to a shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus were included in the price paid by the shareholder). Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

     If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on subsequent taxable disposition by each shareholder of his or her shares.

     For taxable years beginning before January 1, 2011, distributions of investment income properly designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of an individual at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Additionally, dividends of a Fund of Funds may not be eligible for treatment as qualified dividend income unless the holding period and other requirements for such treatment are met by both the Fund of Funds and the Underlying Funds as well as the shareholder.

     In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund's shares. In any event, if the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. The Bond Funds and the Money Market Funds do not expect a significant portion of their distributions to be derived from qualified dividend income.

     To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends ( a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain. The Funds expect to use such substitute payments to meet a given Fund's expenses, and therefore expect that that their receipt of substitute payments will not adversely affect the percentage of distributions qualifying as qualified dividend income.

     Certain dividends paid by a Fund, and so-designated by such Fund, may qualify for the 70% dividends received deduction for corporate shareholders. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) surrounding the ex-dividend date, or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of the Code.

     Dividends are generally taxable in the taxable year received. However, dividends declared in October, November or December to shareholders of record during such a month and paid during the following January are treated for tax purposes as if they were received by each shareholder on December 31 of the year in which the dividends were declared. Shareholders will be advised at least annually as to the amount and federal income tax character of distributions made during the year.

     DISCOUNT SECURITIES. A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     EXEMPT-INTEREST DIVIDENDS. The Tax-Free Bond Funds and the National Tax-Free Money Market Fund, generally expect most of their income dividends to be exempt-interest dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligation the interest on which is exempt from federal income tax. Such dividends will not exceed, in the aggregate, the net interest a Fund receives during the taxable year from securities exempt from regular federal income tax. An exempt-interest dividend is any dividend or part thereof (other than a Capital Gain Dividend) paid by a Fund and properly designated as an exempt-interest dividend in a notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes, but may be taxable for federal alternative minimum tax purposes (both for individual and corporate shareholders) and for state and local tax purposes. Exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

     A Fund which is qualified to pay exempt-interest dividends will inform investors within 60 days following the end of the Fund's fiscal year of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution. Thus, a shareholder who holds Shares for only part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

     If a shareholder receives an exempt-interest dividend with respect to any share held by the shareholder for six months or less, any loss or the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by the shareholder. Shareholders who receive Social Security or Railroad Retirement benefits should consult their tax advisers to determine what effect, if any, an investment in a Fund may have on the federal taxation of their benefits.

     Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions of exempt-interest dividends (not including distributions from net long-term capital gains) paid to the shareholder. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business, and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related person" includes certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders. Each shareholder who may be considered a "substantial user" should consult a tax adviser with respect to whether exempt-interest dividends would retain the exclusion under Section 103 of the Code if the shareholder were treated as a "substantial user" or a "related person."

     If a tax-exempt Fund makes a distribution in excess of its net investment income and net realized capital gains, if any, in any taxable year, the excess distribution will be treated as ordinary dividend income (not eligible for tax-exempt treatment) to the extent of the Fund's current and accumulated "earnings and profits" (including earnings and profits arising from tax-exempt income, and also specifically including the amount of any non-deductible expenses arising in connection with such tax-exempt income).

     Dividends received by a shareholder of a Fund that are derived from such Fund's investments in U.S. Government Securities may not be entitled to the exemption from state and local income taxes that would be available if the shareholder had purchased U.S. Government Securities directly. Depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. Shareholders are advised to consult their tax adviser concerning the application of state and local taxes to distributions received from a Fund.

     Dividends that are derived from interest on a Fund's investments in U.S. Government Securities and that are received by a shareholder who is a Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia resident are currently eligible for exemption from those states' income taxes. Such dividends may be eligible for exemption from the state and local taxes of other jurisdictions as well, although state and local tax authorities may not agree with this view. However, in Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia as well as in other states, distributions of income derived from repurchase agreements and securities lending transactions generally will not qualify for exemption from state and local income taxes.

     If a Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

     Distributions made by a Fund from investments other than tax-exempt securities, whether such investments are made for defensive reasons or otherwise, may result in federal taxes (as described under "Distributions" above) and/or state income or other taxes.

     SELLING SHARES. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Fund shares and the amount received (although such a gain or loss is unlikely in a Money Market Fund). In general, any gain or loss realized upon taxable disposition of Fund shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months, and as short-term capital gain or loss if the shares have not been held for more than 12 months. The tax rate generally applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) for taxable years beginning before January 1, 2011, 15% for gains recognized on the sale of capital assets held for more than one year (as well as Capital Gain Dividends) with lower rates applicable to taxpayers in the 10% and 15% tax brackets.

     Any loss realized upon a taxable disposition of Fund Shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those Fund Shares. For purposes of determining whether Fund Shares have been held for six months or less, the holding period is suspended for any periods during which your risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, any loss realized on a sale or exchange of Fund Shares will be disallowed to the extent that Fund shareholders replace the disposed of Fund Shares with other Fund Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, a Fund shareholder's basis in the replacement Fund Shares will be adjusted to reflect the disallowed loss.

     TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     BACKUP WITHHOLDING. Each Fund of BB&T Funds generally is required to withhold and remit to the U.S. Treasury a percentage of the proceeds of share sales, exchanges, or redemptions made by, and the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

     In order for foreign investors in order to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisers with respect to this regard.

     HEDGING. If a Fund engages in hedging transactions, including hedging transactions in futures contracts, options, and foreign-currency-denominated securities, straddles or certain other similar transactions, it will be subject to special tax rules (including "mark-to-market," "straddle," "wash sale," "constructive sale," and "short sale" rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, convert long-term capital gains into short-term capital gains, and otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to shareholders. Each Fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Fund.

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income (or, in the case of a tax-exempt Fund, the sum of its net tax-exempt and taxable income). If the Fund's book income exceeds its taxable income (or in the case of a tax-exempt Fund, the sum of its net tax-exempt and taxable income) the distribution, if any, of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund's book income is less than its taxable income (or, in the case of a tax-exempt Fund, the sum of its net tax-exempt and taxable income) the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

     FOREIGN TAXES, FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS (ADDITIONAL TAX INFORMATION CONCERNING THE INTERNATIONAL EQUITY
FUND). Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if more than 50% of a Fund's assets at year end consists of the securities of foreign corporations, the Fund will be eligible to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's shareholders in connection with the Fund's dividends received by them. Under normal circumstances, the International Equity Fund will be eligible to make that election. The remaining Funds do not expect to be eligible to make this election. If the election is made, shareholders generally will be required to include in U.S. taxable income their pro rata shares of such taxes (in addition to the taxable distributions actually received by them), and those shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, shareholders who hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date will be entitled to claim a foreign tax credit for their share of these taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

     Although a Fund of Funds may itself be entitled to a deduction for such taxes paid by a Fund in which the Fund of Funds invests, the Fund of Funds will not be able to pass any such credit or deduction through to its own shareholders. Because a Fund of Funds cannot pass through credits or deductions for foreign taxes paid, the Funds of Funds do not intend to make this election if it is available.

     A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

     A "passive foreign investment company" is any foreign corporation: (i) 75 percent of more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

     ADDITIONAL TAX INFORMATION CONCERNING THE TAX-FREE BOND FUNDS. As indicated in the Prospectuses, the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, and the West Virginia Fund are designed to provide Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia shareholders, respectively, with current tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Free Bond Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, so-called Keogh or H.R. 10 plans, and individual retirement accounts. Such plans and accounts are generally tax-exempt and, therefore, would not realize any additional benefit from the dividends of the Tax-Free Bond Funds being tax-exempt, and such dividends would be ultimately taxable to the beneficiaries of such plans and accounts when distributed to them.

     The portions of dividends paid for each year that are exempt from federal, and Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia income tax, respectively, will be designated within 60 days after the end of a Fund's taxable year and will be based for each of the Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia Funds upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different from the ratio of net tax-exempt income to total net income earned during any portion of the year. Thus, a shareholder who holds Shares in either Fund for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while he or she was a shareholder.

     Distributions from the Maryland Fund will not be subject to Maryland income tax if the Maryland Fund pays distributions to shareholders that it derived from interest on, or gain from the sale of debt obligations of, Maryland or its political subdivisions or interest on debt obligations of the United States and some of its authorities, commissions, or instrumentalities, possessions or territories.

     Distributions from the North Carolina Fund will not be subject to North Carolina income tax if made to individual shareholders residing in North Carolina or to trusts or estates subject to North Carolina income tax to the extent such distributions are either (i) attributable to interest on obligations of North Carolina or its political subdivisions, or Guam, Puerto Rico, or the United States Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities, or (ii) attributable to interest on direct obligations of the United States.

     Distributions from the South Carolina Fund will not be subject to South Carolina income tax if made to individual shareholders residing in South Carolina or to trusts or estates subject to South Carolina income tax to the extent such distributions are either (i) attributable to interest on obligations of South Carolina or its political subdivisions, including any agencies, instrumentalities and authorities thereof, or (ii) attributable to interest on direct obligations of the United States. However, distributions from the South Carolina Fund may be subject to certain estate, transfer and certain franchise taxes by South Carolina.

     Distributions from the Virginia Fund will not be subject to Virginia income tax if the Virginia Fund pays distributions to shareholders that it derived from interest on debt obligations of Virginia or its political subdivisions, debt obligations of the United States excludable from Virginia income tax under the laws of the United States, or debt obligations of Puerto Rico, Guam, or the Virgin Islands, which debt obligations are backed by the full faith and credit of the borrowing government.

     Distributions from the West Virginia Fund will not be subject to West Virginia income tax if the West Virginia Fund pays distributions to shareholders that it derived from interest on debt obligations of West Virginia or its political subdivisions or debt obligations of the United States and some of its authorities, commissions, or instrumentalities.

     As described above, distributions designated by the Funds as "exempt-interest dividends" are generally not subject to federal regular income tax, but may be taxable for federal alternative minimum tax purposes (both for individual and corporate shareholders) and for state and local tax purposes. If a shareholder receives Social Security or railroad retirement benefits, the shareholder should consult his or her tax adviser to determine what effect, if any, an investment in a Fund may have on the taxation of such benefits.

     Dividends derived from interest income from certain types of securities in which the Tax-Free Bond Funds may invest, may subject individual and corporate investors to liability under the federal alternative minimum tax. As a matter of policy, under normal market conditions, not more than 10% of a Fund's total assets will be invested in securities the interest on which is treated as a preference item for purposes of the federal alternative minimum tax for individuals. To the extent the Tax-Free Bond Funds invest in securities the interest on which is subject to federal alternative minimum tax, shareholders, depending on their tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from those securities. Interest income on all Tax-Exempt Obligations is included in "adjusted current earnings" for purposes of computing the federal alternative minimum tax applicable to corporate shareholders of the Tax-Free Bond Funds.

     Under the Code, if a shareholder receives an exempt-interest dividend with respect to any Share and such Share is held for 6 months or less, any loss on the sale or exchange of such Share will be disallowed for Kentucky, Maryland, North Carolina, South Carolina, Virginia, West Virginia and federal income tax purposes to the extent of the amount of such exempt-interest dividend, even though, in the case of Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia, some portion of such dividend actually may have been subject to Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia income tax. Although the Treasury Department is authorized to issue regulations reducing such period to as short as 31 days for RICs that regularly distribute at least 90% of their net tax-exempt interest, no such regulations have been issued as of the date of this SAI.

     The Tax-Free Bond Funds may at times purchase Tax-Exempt Obligations at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in a Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them.

     To the extent dividends paid to shareholders are derived from taxable income (for example, from interest on certificates of deposit, market discount, securities lending transactions or repurchase agreements), or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares. Distributions by the Tax-Free Bond Funds of net gains on securities held for more than one year are taxable to shareholders as such, regardless of how long the shareholder has held Shares in a Tax-Free Bond Fund, except that distributions which are directly attributable to gains from certain obligations of the State of North Carolina and its political subdivisions that were issued before July 1, 1995 are exempt from North Carolina State income tax and distributions which are directly attributable to gains from certain obligations of the State of Maryland and its political subdivisions are exempt for Maryland State income tax. Distributions will be taxable as described above even if the net asset value of a Share in a Tax-Free Bond Fund is reduced below the shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities and the distribution is, as an economic matter, a return of capital. If a shareholder purchases mutual fund shares, receives a capital gain dividend (or is credited with an undistributed capital gain) and then sells the shares at a loss within 6 months after purchasing the shares, the loss is treated as a long-term capital loss to the extent of the capital gain dividend (or undistributed capital gain).

     Part or all of the interest on indebtedness incurred by a shareholder to purchase or carry Shares of the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, or the West Virginia Fund is not deductible, or requires a modification increasing adjusted gross income, for federal, Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia income tax purposes. The portion of interest that is not deductible for federal income tax purposes is equal to the total interest multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. It is anticipated that none of the distributions from a Tax-Free Bond Fund will be eligible for the dividends received deduction for corporations.

     In addition, the Tax-Free Bond Funds may not be tax-exempt investments for shareholders who are "substantial users" of facilities financed by private activity bonds or "related persons" thereof.

     The Code permits a RIC which invests at least 50% of its total assets in Tax-Exempt Obligations to pass through to its investors, tax-free, net Tax-Exempt Obligations interest income. The policy of the Tax-Free Bond Funds is to pay each year as dividends substantially all the Fund's Tax-Exempt Obligations interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Free Bond Funds and designated as an exempt-interest dividend in a written notice mailed to shareholders within sixty days after the close of the Fund's taxable year, but not to exceed in the aggregate the net Tax-Exempt Obligations interest received by the Fund during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Tax-Free Bond Funds, respectively, during such year, regardless of the period for which the Shares were held.

     While the Tax-Free Bond Funds do not expect to realize any significant amount of long-term capital gains, any net realized long-term capital gains will be distributed annually. The Tax-Free Bond Funds will have no tax liability with respect to such distributed gains, and the distributions will be taxable to shareholders as net gains on securities held for more than one year regardless of how long a shareholder has held the Shares of a Tax-Free Bond Fund. Such distributions will be designated as a capital gains dividend in a written notice mailed by the Tax-Free Bond Funds to their respective shareholders within sixty days after the close of each Fund's taxable year.

     Distributions of exempt-interest dividends, to the extent attributable to interest on Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia Tax-Exempt Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to, or result in adjustments decreasing, Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia (respectively) individual or corporate income tax. However, distributions from the South Carolina Fund may be subject to certain estate, transfer and certain franchise taxes by South Carolina. Distributions of gains attributable to certain obligations of the State of Maryland and its political subdivisions are not subject to Maryland individual or corporate income tax. Distributions of gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995 will be subject to North Carolina individual or corporate income tax. Distributions of gains attributable to obligations of the State of South Carolina are subject to South Carolina individual and corporate income tax. Individuals who are shareholders in West Virginia cannot reduce their West Virginia AGI for any portion of interest or dividends received from the Fund derived from income on obligations of any state, or political subdivision thereof, other than West Virginia, regardless of any Federal law exemption, such as that accorded "exempt-interest dividends;" and they must increase their West Virginia Adjusted Gross Income ("AGI") by the amount of such interest or dividend income. Also, an individual who is a shareholder must increase his West Virginia AGI by interest on indebtedness incurred (directly or indirectly) to purchase or hold shares of the Fund to the extent such interest was deductible in determining Federal AGI. The sale, exchange, or redemption of Fund shares is subject to the West Virginia income tax to the extent the gain or loss therefrom affects the determination of the shareholder's Federal AGI.

     While the Tax-Free Bond Funds do not expect to earn any significant amount of investment company taxable income, taxable income earned by the Tax-Free Bond Funds will be distributed to their respective shareholders. In general, the investment company taxable income will be the taxable income of each Fund (for example, short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year. Any such income will be taxable to shareholders as ordinary income (whether paid in cash or reinvested in additional Shares).

     As indicated in the Prospectuses, the Funds may acquire puts with respect to Tax-Exempt Obligations held in the portfolios. See "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments - Puts" in this SAI. The policy of the Tax-Free Bond Funds is to limit the acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the Tax-Exempt Obligations acquired subject to the put and the interest on the Tax-Exempt Obligations will be tax-exempt to the Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Tax-Free Bond Funds could acquire under the 1940 Act. Therefore, although the Tax-Free Bond Funds will only acquire a put after concluding that such put will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the Tax-Free Bond Funds. If a Tax-Free Bond Fund were not treated as the owners of the Tax-Exempt Obligations, income from such securities would probably not be tax exempt.

     The foregoing is only a summary of some of the important federal and state tax considerations generally affecting purchasers of Shares of the Tax-Free Bond Funds. No attempt has been made to present a detailed explanation of the Federal or state income tax treatment of the Tax-Free Bond Funds or their shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the Tax-Free Bond Funds are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this SAI; such laws and regulations may be changed by legislative or administrative action.

     ADDITIONAL TAX INFORMATION CONCERNING THE FUNDS OF FUNDS. Because the Funds of Funds invest their assets in Shares of Underlying Funds, their distributable income and gains will normally consist, at least in part, of distributions from Underlying Funds and gains and losses on the disposition of Shares of Underlying Funds. To the extent that an Underlying Fund realizes net losses on its investments for a given taxable year a Fund of Funds will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains realized by another Underlying Fund in which it invests) until it disposes of Shares of the Underlying Fund or those losses reduce distributions required to be made by the Underlying Fund. Moreover, even when a Fund of Funds does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction would be. In particular, a Fund of Funds will not be able to offset any capital losses from its dispositions of Underlying Fund Shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying Fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund of Funds will be required to distribute to shareholders may be greater than such amounts would have been had the Fund of Funds invested directly in the securities held by the Underlying Funds, rather than investing in Shares of the Underlying Funds. For similar reasons, the character of distributions from a Fund of Funds (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund of Funds invested directly in the securities held by the Underlying Funds. The use of a fund-of-funds structure can therefore affect the amount, timing and character of distributions to shareholders, and may increase the amount of taxes payable by shareholders.

     Depending on a Fund of Fund's percentage ownership in an Underlying Fund, both before and after a redemption of shares of an Underlying fund, the Fund of Funds redemption of Shares of such Underlying Fund may cause the Fund of Funds to be treated as receiving a dividend on the full amount of the distribution instead of as receiving capital gain income on the amount by which the distribution exceeds the tax basis of the Fund of Funds in the shares of the Underlying Fund. This would be the case where a Fund of Funds holds a significant interest in an Underlying Fund and redeems only a small portion of such interest. Such a distribution may be treated as qualified dividend income and thus be eligible to be taxed at the rates applicable to long-term capital gain. However, dividends of a Fund of Funds may not be eligible for treatment as qualified dividend income unless the holding period and other requirements for such treatment are met by both the Fund of Funds and the Underlying Fund, as well as by the shareholder. If qualified dividend income treatment is not available, the distribution may be taxed at ordinary income rates. This could cause shareholders of the Fund of Funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying Funds directly.

     Although each Fund of Funds may itself be entitled to a deduction for foreign taxes paid by an Underlying Fund in which such Fund of Funds invests, it will not be able to pass any such credit or deduction through to their own shareholders. Funds of Funds cannot pass through to their shareholders exempt-interest dividends. Accordingly, the Funds of Funds are not likely to invest in Underlying Funds that invest substantially in tax-exempt obligations and that pay exempt-interest dividends.

     If a Fund of Funds invests in an Underlying Fund that pays distributions from properly designated (i) U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, or (ii) net short-term capital gains in excess of net long-term capital losses, to the Fund of Funds, such distributions will retain their character as not subject to withholding when paid by the Fund of Funds to its foreign shareholders. The fact that a Fund of Funds achieves its investment objectives by investing in Underlying Funds generally will not adversely affect the Fund of Funds' ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its investments in the Underlying Funds, except possibly to the extent that (i) interest-related dividends received by the Fund of Funds are offset by deductions allocable to the Fund of Funds' qualified interest income, or (ii) short-term capital gain dividends received by the Fund of Funds are offset by the Fund of Funds' net short- or long- term capital losses, in which case the amount of a distribution from the Fund of Funds to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the Underlying Fund.

     The foregoing is only a general description of the federal tax consequences of a fund of funds structure. Accordingly, prospective purchasers of shares of a Fund of Funds are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

     ADDITIONAL TAX INFORMATION CONCERNING NON-US SHAREHOLDERS. Capital gain dividends and exempt-interest dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends and exempt-interest dividends) paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, a Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In the case of Shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

     If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

     GENERAL. Information set forth in the Prospectuses and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of BB&T Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussion in the Prospectuses and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative or administrative action, and such changes may be retroactive.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN KENTUCKY TAX-EXEMPT OBLIGATIONS

     The concentration of investments in Kentucky Tax-Exempt Obligations by the Kentucky Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of Kentucky and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Kentucky Fund and its portfolio securities. This section briefly describes current economic trends in Kentucky and constitutes only a brief summary of some of the many complex factors that may have an effect. The information set forth below is derived from official statements prepared in connection with the issuance of Kentucky Tax-Exempt Obligations and other sources that are generally available to investors. No independent verification has been made of the following information.

     Economy. Kentucky's economy, dominated in previous generations by coal, tobacco, bourbon, and horses, has since diversified to include prominently the manufacture of industrial machinery, automobiles and automotive parts, consumer appliances, non-durable goods, such as apparel and service industries, such as air transportation, financial services, healthcare, retail trade, and tourism. Kentucky's parks, horse breeding and racing industry, epitomized by the Kentucky Derby, play an important role in expanding tourism. Kentucky's employment composition has changed over the last decade and has converged closer to the national average. However, employment is still concentrated in manufacturing and construction. The goods-producing sector accounts for 20% of all jobs in Kentucky compared to the national average of 16%.

     The Kentucky economy has been expanding for three years in a row, but gains in both income and employment are substantially less than the national average. The difference stems from the rapid growth in Asian markets and the availability of low-cost manufacturing centers which provide strong competition to states like Kentucky with a large manufacturing base.

     Employment data are commonly used to gauge the strength of the state's economy, primarily because of its timely availability and its impact on consumer spending and confidence. For the fiscal year ended June 30, 2006, Kentucky's personal income is estimated to have increased by 4.9% to $121.7 billion. Wages and salaries comprise about 53% of total income and were up about 4.4% for the year. Non-farm employment in Kentucky increased by 1.3% in fiscal year 2006, resulting in the addition of 24,400 jobs. Personal income is forecasted to increase up 5.6% in fiscal year 2007. The overall outlook for the Kentucky economy is for continued growth with an increase in personal income.

     State Budget. The General Assembly is required by the Kentucky Constitution to adopt measures providing for the state's revenues and appropriations for each fiscal year, including appropriations for the payment of debt service. The Governor is required by law to submit a biennial state budget to the General Assembly during the legislative session held in each even numbered year. State budgets have generally been adopted by the General Assembly during those legislative sessions, which end in mid-April, to be effective upon the Governor's signature, for appropriations commencing for a two-year period beginning the following July 1. In 2002 and 2004, the regular legislative session for the General Assembly adjourned without adoption of a state budget. On both occasions, the Governor signed executive orders authorizing the Secretary of the Finance and Administration Cabinet to issue warrants for the payment of all claims made by the executive branch of state government in accordance with an executive branch spending plan providing for the continued operation of state government in the absence of a legislatively adopted state budget, including the payment of all debt service coming due. In both cases, the Kentucky General Assembly enacted a state budget in March of the following year, which incorporated the executive spending plans and appropriated funds for the remainder of the biennium. The budget for the 2006-2008 biennium was enacted by the Regular Session of the 2005 General Assembly.

     A major overhaul of the Kentucky business tax system was enacted by the 2005 Kentucky General Assembly, including the following changes pertinent to the Kentucky Tax-Exempt Obligations and its shareholders: (1) repeal of the Kentucky intangible personal property tax effective January 1, 2006; (2) repeal of the Kentucky corporation license tax effective for taxable years ending on or after December 31, 2005; and (3) imposition of the Kentucky corporation income tax on "pass-through" entities, including regulated investment companies such as the Kentucky Fund that are deemed to be doing business in Kentucky under applicable statutes and regulations, effective for taxable years beginning on or after January 1, 2005. The Kentucky Department of Revenue has issued a limited set of regulations construing the taxation of pass-through entities. None of these regulations address the application of the revised corporation income tax to a separate series of a regulated investment company, such as the Kentucky Fund, and its shareholders, except to state that the gross income of a pass-through entity is to be computed in a manner identical to that required for federal income tax purposes.

     In 2006 the Kentucky General Assembly revised the manner in which regulated investment companies, such as the Kentucky Fund, that do business in Kentucky will be taxed by Kentucky. Effective for taxable years beginning on or after January 1, 2007, Kentucky will cease to levy an entity-level tax on the income of regulated investment companies. Instead, the individual shareholders of such entities will be liable for Kentucky income tax in their individual capacities only, based upon their respective distributive shares of the entity's income.

     Credit Ratings. Standard and Poor's assigns an issuer credit rating of "AA-" with a stable outlook to Kentucky. Moody's Investor Services assigns an issuer rating of "Aa2" with a stable outlook. Fitch Ratings does not have an issuer rating for the state, but it rates Kentucky's appropriation and lease backed debt "AA-."

     The municipal securities of many states and their agencies and political subdivisions constitute general obligations of the state itself or of an agency or political subdivision of the state which holds substantial assets. This is not the case with respect to securities issued by Kentucky and its agencies and has not been the case with respect to Kentucky political subdivisions until recent years. Municipal securities in Kentucky have generally been issued by public entities which are created primarily for that purpose and which have no substantial assets, with the real source of funds for repayment being restricted to either revenues from the property financed by the municipal security or rentals due from another public entity which has an enforceable obligation to pay rent to the issuer on only a short-term basis. In 1994, Kentucky's constitution was amended to allow local governmental entities in Kentucky to issue general obligation debt instruments subject to certain limitations. As stated below, however, general obligation debt of Kentucky must be authorized by voter referendum.

     The Kentucky Fund is not required to invest any particular percentage of its assets in Kentucky Municipal Securities which are general obligations of issuers with substantial assets.

     Overview of the Commonwealth of Kentucky's Debt Authorities. Kentucky's indebtedness is classified as either appropriation supported debt or non-appropriation supported debt.

     Appropriation supported debt carries the name of Kentucky and is either (i) a general obligation of Kentucky or (ii) a revenue obligation of one of its debt-issuing agencies, which is subject to state appropriation for all or a portion of the debt service.

     General obligation bonds pledge the full faith, credit and taxing power of Kentucky for the repayment of the debt. The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966, and Kentucky has no general obligation bonds outstanding.

     Project revenue notes and bonds are issued by various debt issuing authorities of Kentucky. The revenues produced by the projects funded by the debt are pledged as security for repayment of the debt. Project revenue debt is not a direct obligation of Kentucky. Project revenues are, in some cases, derived partially or solely from biennial appropriations of the Kentucky General Assembly. In other cases, the direct revenues generated from the project funded constitute the entire source of payment.

     Non-appropriation or moral obligation debt carries the name of Kentucky for the benefit and convenience of other entities or agencies within Kentucky. The bonds are special obligations of the issuer, secured and payable solely from the sources pledged for the payment thereof and do not constitute a debt, liability, obligation or a pledge of the faith and credit of Kentucky. The General Assembly does not intend to appropriate any funds to fulfill the financial obligations represented by these types of bonds. In the event of a shortfall, however, the issuer generally covenants to request from the Governor and the General Assembly sufficient amounts to pay debt service.

     Default Record. Neither Kentucky nor any of its agencies has ever defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.

     Debt Issuing Entities of Kentucky. The following entities are active issuers of debt in Kentucky: State Property and Buildings Commission, Kentucky Asset/Liability Commission, Turnpike Authority of Kentucky, Kentucky Housing Corporation, Kentucky Infrastructure Authority, Kentucky Higher Education Student Loan Corporation, School Facilities Construction Commission, Kentucky Economic Development Finance Authority, Kentucky Local Correctional Facilities Construction Authority, and the nine State Universities. The ratings of each issuer vary.

     The Kentucky Housing Corporation and the Kentucky Higher Education Student Loan Corporation issue obligations to finance projects that are not repaid by governmental appropriations. The General Assembly has placed specific limitations on the outstanding principal amount of the debt of the Kentucky Housing Corporation ($2.5 billion), and the Kentucky Higher Education Student Loan Corporation ($1.95 billion). The State Property and Buildings Commission, Turnpike Authority of Kentucky, and the nine State Universities may not incur debt without prior approval of the projects and appropriation of the debt service by the General Assembly. The Kentucky Asset/Liability Commission may not incur debt without prior approval of the projects and appropriation of the debt service by the General Assembly, exclusive of cash flow borrowing within a fiscal year. The School Facilities Construction Commission may not incur debt without appropriation of debt service by the General Assembly. The Kentucky Infrastructure Authority, in its revolving fund programs, cannot incur debt without appropriation of the debt service. Without legislative approval, other programs of the Kentucky Infrastructure Authority are limited to $500,000,000 of debt outstanding. The debt of the Kentucky Local Correctional Facilities Construction Authority is limited to the level of debt service supported by court fees pledged to the payment of the debt service. No debt limitation is currently in effect for the Kentucky Economic Development Finance Authority, which acts as a conduit issuer of revenue bonds for the benefit of private businesses and nonprofit entities and for which Kentucky has no liability for the payment of the debt service.

     Kentucky Tax Consequences. Exempt interest dividends paid by the Kentucky Fund that are attributable to Kentucky Tax-Exempt Obligations will be excludable from a shareholder's gross income for Kentucky income tax purposes. Distributions attributable to any interest on certain U.S. government obligations will similarly be excluded from gross income for Kentucky income tax purposes. Pending the finality of a recent decision of the Kentucky Court of Appeals, all other distributions by the Kentucky Fund will be included in a shareholder's gross income for Kentucky income tax purposes. This decision held that it is unconstitutional to tax interest on the obligations of other states while exempting interest on obligations issued by governmental entities in Kentucky. Kentucky taxes distributions of net capital gain at the same rates as ordinary income. A petition for certiorari has been filed with the US Supreme Court seeking review of this decision.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN MARYLAND TAX-EXEMPT OBLIGATIONS

     The concentration of investments in Maryland Tax-Exempt Obligations by the Maryland Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of Maryland and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Maryland Fund and its portfolio securities. This section briefly describes current economic trends in Maryland, and constitutes only a brief summary of some of the many complex factors that may have an effect. The information set forth below is derived from official statements prepared in connection with the issuance of Maryland Tax-Exempt Obligations and other sources that are generally available to investors. No independent verification has been made of the following information.

     The Maryland Funds' concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of Maryland general obligation bonds and debt issued by state agencies, the Fund will invest in local issues, lease bond obligations, and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

     DEBT. The State of Maryland and its local governments issue two basic types of debt, with varying degrees of credit risk: general


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obligation bonds backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for a related project. Included within the revenue sector are tax-exempt lease obligations that are subject to bond annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

     The State of Maryland disclosed in its fiscal year 2005 Comprehensive Annual Financial Report (CAFR) dated June 30, 2005, that it has approximately $4.5 billion in general obligation bonds outstanding and an additional $3.9 billion in other long-term debt plus capital lease obligations of approximately $744 million. Total bonds and obligations under long-term leases at fiscal year end were $9.2 billion, a net increase of $277 million (3.1%) over the prior year. As of June 30, 2005, general obligation debt of the State of Maryland is rated Triple-A by Moody's, S&P, and Fitch. There is no general debt limit imposed by the state constitution or public general laws. The state constitution imposes a 15-year maturity limit on state general obligation bonds. Although voters approved a constitutional amendment in 1982 permitting the state to borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the state has not made use of this authority.

     Many agencies of the state government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the state. The Community Development Administration of the Department of Housing and Community Development, the Maryland Water Quality Financing Administration of the Department of Environment, the Maryland State Lottery Agency, certain state higher education institutions, the Maryland Stadium Authority, the Maryland Food Center Authority, and the Maryland Environmental Service have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from pledged revenues, principally fees generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees.

     ECONOMY. The Maryland Board of Revenue Estimates reported on December 14, 2005 that Maryland's economy continued its strong performance throughout 2005 and entered 2006 with a full head of steam. The strong economy is evidenced by the fact that employment was expected to finish 2005 growing 2.0%. While Maryland's economy is expected to slow in 2007, with employment growth falling to a still robust 1.6% as the national economy passes the peak of the economic cycle, wage and salary growth is expected to total 6.5% in 2005, decelerating slightly to 6.3% in 2006, before slowing along with employment to 5.6% growth in 2007. Maryland's unemployment rate will remain at historically low levels throughout, around 4.0%, from a half- to a full percentage point lower than national unemployment.

     FINANCIAL. To a large degree, the risk of the portfolio is dependent upon the financial strength of the State of Maryland and its localities. The general fund is the major operating fund of the State. At the end of the fiscal year 2004, the unreserved, designated fund balance of the general fund was $777 million, compared to an unreserved fund balance deficit of $127 million last year. The total fund balance reached $2.6 billion, an increase of $1.1 billion (73%) from the prior year.

     SECTORS. Investment concentration in a particular sector can present unique risks. A significant portion of the funds' assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms. At the present time, Maryland hospitals operate under a system in which reimbursement is determined by a state-administered set of rates and charges that applies to all payers. A federal waiver also allows this system to be applied to Medicare reimbursement rather than the Federal Diagnosis-Related Group (DRG) system required elsewhere. In order to maintain this Medicare waiver, the cumulative rate of increase in Maryland hospital charges since the base year 1980 must remain below that of U.S. hospitals overall. From 1983 through 1992, the rate of increase for Maryland hospitals was below the national average; for the seven years from 1993 through 1999, Maryland hospital costs grew faster than the national rate, but for the period from 1999 through 2002, Maryland hospital costs again grew slower than the national average and the cumulative rate of increase since the base year is below the national average. Any loss of the Medicare waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals.

     The Maryland Fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry. The Fund may invest in private activity issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. In addition, changes in regulatory requirements could adversely impact the financial performance of nuclear and non-nuclear power plants.


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     MARYLAND RISK FACTORS. The financial condition of the State of Maryland is affected by various national, economic, social and environmental policies and conditions, including any impact of recent, unprecedented natural disasters occurring in other parts of the country. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

     The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

     The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     The State of Maryland currently maintains a "triple A" bond rating from Standard & Poor's and Moody's on its general obligation indebtedness.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NORTH CAROLINA TAX-EXEMPT OBLIGATIONS

     The concentration of investments in North Carolina Tax-Exempt Obligations by the North Carolina Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the North Carolina Fund and its portfolio securities. This section briefly describes current economic trends in North Carolina, and constitutes only a brief summary of some of the many complex factors that may have an effect. The information set forth below is derived from official statements prepared in connection with the issuance of North Carolina Tax-Exempt Obligations and other sources that are generally available to investors. No independent verification has been made of the following information.

     The State of North Carolina (the "State") has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. The State derives most of its revenue from taxes, including individual income taxes, corporation income taxes, sales and use taxes, highway use taxes on motor vehicle rentals, corporation franchise taxes, piped natural gas excise taxes, alcoholic beverage taxes, insurance taxes, estate taxes, tobacco products taxes, and other taxes, e.g., gift taxes, freight car taxes, and various privilege taxes. A streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are federal funds collected by State agencies, university fees and tuition, interest earned by the State Treasurer on investments of General Fund moneys, and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax, and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

     On September 21, 2001, the State General Assembly adopted a $14.5 billion budget for fiscal year 2001-2002. Due to the need to increase revenues, the budget contained several new and increased taxes, including the following: a two-year half-cent increase in the statewide sales tax; a two-year increase to 8.25% of the income tax rate for taxable incomes of single and married individuals over $120,000 and $200,000, respectively; a 6% telecommunications tax on out-of-state long distance calls, with the tax on in-state long distance calls dropping from 6.5% to 6%; a 5% tax on satellite television; a 1% gross premiums tax for HMOs and Blue Cross/Blue Shield; and a 3% increase on liquor taxes. Additionally, tuition for students attending the University of North Carolina was raised 9%. The budget increased spending on education and human services while trimming 400 positions from the State's payrolls. The General Assembly included in the budget $25 million to reduce class size, $93 million for teacher bonuses, and another $44 million to help struggling students meet testing standards. Teachers and school administrators received salary increases averaging close to 3%, while community college instructors and professional staff received a 1.25% salary increase. Each state employee got a $625 raise. The General Assembly provided $15 million for the One North Carolina Fund for the Governor to use to provide incentives in the recruitment of industries to the State. The budget established a mental health trust fund and provided $47.5 million in funding to be used to renovate existing mental health and substance abuse facilities and to help patients move from institutional to community treatment. The General Assembly set aside $181 million to replenish the depleted State Emergency Reserves and placed in reserve $125 million for the Repairs and Renovations Reserve Account and $40 million for the Clean Water Management Trust Fund.

     Due to many factors, an overall budget shortfall in the General Fund for fiscal year 2001-2002 of $1.6 billion was projected. The shortfall was primarily a result of an under-realization of budgeted revenues and an increase in Medicaid expenditures exceeding budgeted appropriations. In particular, State personal income tax collections in April 2002 were $595 million, which was over $250


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

million less than in 2001 and over $350 million less than projected for the fiscal year 2001-2002 budget. Overall, tax collections declined 6 percent from the previous fiscal year while the fiscal year 2001-2002 budget had projected a 4 percent revenue increase, a difference of 10 percentage points. Medicaid expenditures were expected to exceed well over $100 million of budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures were attributed to the on-going national and regional economic recession, the severity of which was deepened by the impact of the September 11, 2001 terrorist attacks.

     In response to the projected budgetary shortfall, the Governor invoked his constitutional authority to insure that the State would meet its constitutional requirement of a balanced budget by issuing Executive Order No. 19, which identified over $1.3 billion of resources available if needed to balance the budget. Executive Order No. 19 reduced expenditures for use by State agencies and for capital improvement projects and transferred funds from General Fund reserves and non-General Fund receipts and reserves. Following the issuance of Executive Order No. 19, the Governor ordered the transfer of an additional $200 million from the previously established Hurricane Floyd relief fund and the Tobacco Trust Fund to cover any remaining budgetary shortfall for fiscal year 2001-2002.

     As of the close of the 2001-2002 fiscal year, the General Fund reported a total fund balance of $393.9 million, with reserves of over $390 million and an unreserved fund balance of $3.8 million. For fiscal year 2001-2002, the State experienced a shortfall in tax and non-tax receipts of $1.55 billion. As with other state governments, the slowing national and state economy resulted in a general decline in tax collections. Individual income taxes fell short by over $1 billion, corporate income taxes by $177 million, sales and use taxes by $90.5 million, and franchise taxes by $192.7 million. Inheritance and capital gains taxes were similarly lower than budget expectations. In an effort to meet the State constitutional mandate of balancing the General Fund budget, reductions of $789.2 million were implemented, with the remainder of the budget funded by $437.7 million of non-General Fund dollars, and $239.3 million transferred from the Savings Reserve account.

     On September 20, 2002, the General Assembly adopted a $14.3 billion budget for fiscal year 2002-2003, a more than 2% reduction in the budget from the previous year but an increase of 4% over actual spending of $13.7 billion during last year's fiscal crises. The budget used $800 million in non-recurring revenue to fund ongoing expenses, including $333 million in reimbursements withheld from local governments. To replace that revenue, the General Assembly granted counties the authority to approve an additional half-cent local-option sales tax. This budget included revenue growth of only 1.8% over last year, which was a far more conservative growth projection than had been used in past years. The budget contained over $100 million in unidentified future cuts to be made by various State departments and agencies, and the heads of those departments and agencies were given additional management flexibility to cut programs. The budget provided no raises for state employees but did grant 10 bonus vacation days. Teachers and principals received career step raises. The State Board of Education was required to cut $42 million from its budget, and appropriations for local partnerships with the Smart Start program were reduced by $20 million. Nevertheless, the budget provided $26.8 million to reduce the student-teacher ratio in both kindergarten and first grade classrooms and $28 million to expand a voluntary pre-kindergarten program to prepare at-risk 4-year olds. The budget for the children's health insurance program, Health Choice, was increased by $7.7 million, while spending for area mental health programs was reduced by $3 million. Three prison facilities were closed, and many positions with the Department of Correction were eliminated, including 23 chaplain positions. The State's public universities received full funding for enrollment growth, at $66.8 million, and $4.5 million in additional financial aid for students. Individual campuses, however, shared the burden of a $50.2 million spending reduction statewide, amounting to 2.9% for each institution. University tuition increased 8% for in-state students and 12% for out-of-state students. The State's community colleges received $9 million less than the year before, with more than half of the cuts to be determined by the system's board. Nevertheless, the 59-campus system also got a $52 million increase for enrollment growth. Community college students also saw a tuition increase.

     The conservative revenue growth projections used for the fiscal year 2002-2003 budget were more in line with actual revenues, which spared the State from a mid-year fiscal emergency for the first time in three years. As of the close of the 2002-2003 fiscal year, the General Fund reported a total fund balance of $603.9 million, with reserves of over $353 million and an unreserved fund balance of $250.5 million. Key factors improving the fiscal year-end General Fund balance were higher corporate income and sales tax collections, the accelerated repeal of local government reimbursements, increased transfers from other funds, and significant spending reductions by State agencies. Additionally, the State received $136.9 million in federal fiscal relief in June 2003, which is the first of two equal flexible grant payments. The second flexible grant payment of $136.9 million was received in October 2003.

     On June 30, 2003, the General Assembly adopted a $14.8 billion budget for fiscal year 2003-2004. Due to the current budget difficulties, the General Assembly made permanent a .5% State sales tax increase which was due to expire at the end of fiscal year 2002-2003. Additionally, the fiscal year 2003-2004 budget reduced spending for positions, programs, and general administration at most levels of State government, including at the Departments of Agriculture, Labor, Environment and Natural Resources, Justice,


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

Corrections, Cultural Resources, Insurance, Revenue, and the Administrative Office of the Courts. Teachers received a pay increase averaging 1.81%, while other State employees received a one-time bonus of $550. An initiative to reduce second grade class sizes received $25.3 million, and $96 million in projected bonuses under the State's ABC's plan was funded. State and local boards of education found funding reduced for administrative positions and transportation costs, although an increase of $5 million was earmarked for funding low-wealth schools. University tuition increased 5% for both in-state and out-of-state students, while community college tuition increased 3.2% for in-state students and 8.2% for out-of-state students. The State university system received $46.6 million to fund the additional 518 positions needed to meet a projected 4.5% enrollment increase, while need-based financial aid increased by $5.1 million. An additional $2.8 million was provided to increase aid for in-state students attending private colleges. The community colleges also received $32 million in increased funding for staff and supplies to meet enrollment growth. Funding was reduced for many services provided by the State Department of Health and Human Services, including reduced funding of inflationary increases for Medicaid providers and public agencies and cuts to the Smart Start child care program. The fiscal year 2003-2004 budget increased funding to the Health Choice insurance program by $12.2 million. Various licensing fees were also implemented for health and child care facilities. The General Assembly set aside $150 million for the State Emergency Reserves and placed in reserve $50 million for the Repairs and Renovations Reserve Account and $12.5 million for the Mental Health Trust Fund; however, $38 million was cut from the Clean Water Management Trust Fund.

     In December 2003, the Governor called a Special Session of the General Assembly at which the General Assembly appropriated $24 million for economic development. The General Assembly also appropriated $20 million for the One North Carolina Fund, $4.1 million to the community college system for new and expanding industry training, and $20 million to the North Carolina Rural Economic Development Center.

     The State ended fiscal year 2003-2004 with an over-collection of revenues of $242.4 million, which was 1.7% of the budgeted revenue forecast. The major tax categories that exceeded the budgeted forecast were individual income, corporate income, and sales and use tax. In addition, unexpended appropriation or reversions of $159 million were realized, and the State received $136.9 million in federal fiscal relief in October 2003. As of June 30, 2004, the General Fund reported a total fund balance of $708.5 million, with reserves of over $419 million and an unreserved fund balance of $289.4 million.

     On July 18, 2004, the General Assembly adopted a $15.9 billion budget for fiscal year 2004-2005. State workers received their first pay raises in three years - the greater of $1,000 or 2.5% of their current salaries. Teachers got an average raise of 2.5%. State university faculty also received an average 2.5% raise, while community college faculty got a 4.5% raise. Retired State employees got a 1.7% cost of living adjustment. The budget provided public schools with over $50 million to hire up to 1,100 new teachers to reduce third-grade class sizes, $7.5 million to improve test scores in the State's poorest school districts, and $9.1 million to add 2,000 students to the State's More at Four pre-kindergarten program. Another $4 million was provided to hire 80 school nurses. $6.6 million was budgeted to provide health insurance for children of the working poor, $4 million was provided to hire 75 to 100 additional child abuse care workers, and $3 million was used to increase the foster care and adoption assistance reimbursements by $25 per child per month. Twenty-four independent, nonprofit community healthcare centers serving poor patients received $5 million, while $2 million was distributed among 100 shelters for domestic violence victims. $2.7 million was used to add over 1,400 prison beds at correctional facilities throughout the State. Another $8.6 million was used for economic development to fund the State Biotechnology Center in the Research Triangle Park, the Global TransPark in Kinston, and a Motorsports Testing and Research Center Complex near Charlotte. Another $30 million was allocated to a fund for underground storage tank cleanup.

     The General Assembly also approved the issuance of $468 million in special indebtedness over two years to fund a cancer hospital, a cardiovascular center, a health promotion center, a genetics data center, and a pharmacy school at several State universities. The funds will also be used to pay for several other projects at State universities and to preserve land for State parks and to protect land near military bases from encroachment. The funds will also be used to build new juvenile detention facilities. No more than $310 million of this special indebtedness may be issued during the 2004-2005 fiscal year. The fiscal impact of the $468 million of special indebtedness on the General Fund is expected to be zero because of the annual transfer of revenue from other sources to the General Fund in an amount to cover the estimated debt service. The debt service for the State universities projects and the juvenile detention facilities will be reimbursed from the special revenue funds known as the Health and Wellness Trust Fund and the Tobacco Trust Fund. The debt service for the State parks projects is fully funded by the streams of revenue available to the special revenue funds known as the Parks and Recreation Trust Fund, the Natural Heritage Trust Fund, and the Clean Water Management Trust Fund. The special indebtedness is non-voted debt that is generally secured only by an interest in State property being acquired or improved (e.g., certificates of participation and lease-purchase revenue bonds). With this type of debt, there is no pledge of the State's faith, credit, or taxing power to secure the debt, which is why voter approval is not required. If the State defaulted on its repayments, no deficiency judgment could be rendered against the State, but the State property that serves as security could be disposed of to generate funds to satisfy the debt. Failure to repay the debt would have negative consequences for the State's credit rating. Article 9 of Chapter 142 of


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the State's General Statutes prohibits the issuance of special indebtedness except for projects specifically authorized by the General Assembly. The use of alternative financing methods provides financing flexibility to the State and permits the State to take advantage of changing financial and economic environments.

     In November 2004, the Governor announced that Dell, Inc. would build a computer manufacturing facility in the State. Dell, a leading manufacturer and distributor of personal computers and related products, has now built and operates a state-of-the-art, 400,000 square-foot manufacturing and distribution facility in the Piedmont Triad region. Dell currently has two other U.S. factories in Nashville, Tennessee and Austin, Texas. The North Carolina General Assembly convened a one-day special session on November 4, 2004 and approved an economic incentive for computer manufacturing companies that, in the case of Dell, will provide up to $225 million in tax credits over the next fifteen years. For each year in which Dell meets the required performance targets, the State will provide a grant equal to 75 percent of the State personal income withholding taxes derived from the creation of new jobs.

     As of the close of the 2004-2005 fiscal year, the General Fund reported a total fund balance of $1.15 billion, with reserves of over $670 million and an unreserved fund balance of $478.5 million. The General Fund experienced higher than expected growth in tax revenue due to the improving economy and more than $250 million in one-time collection from a Voluntary Compliance Program undertaken by the State Department of Revenue.

     On August 11, 2005, the General Assembly adopted a $17.2 billion budget for fiscal year 2005-2006. State workers received pay raises equaling the greater of $850 or 2% of their current salaries and one extra week of vacation. Teachers got an average raise of 2.24%. State community college faculty and professional staff got a 4.5% raise. Retired State employees received a 2% cost of living adjustment. The budget provided $9.48 billion for education, which is a 2.73% or $250 million increase over the previous year's education budget. The budget funds education at the State's K-12 schools, community colleges, and universities, including additional funding to cover the more than 35,000 new students enrolled in State public schools this year. The budget dedicated close to $80 million to address the on-going Leandro school funding lawsuit by providing additional funding to low wealth school districts, disadvantaged students, high school reforms, school-based family support teams, and teacher recruitment. The budget provides $100 million for ABC bonuses for teachers and fully funds teacher assistant positions. More than $3.2 million is provided to expand Governor Mike Easley's "Learn and Earn" program, which allows students the opportunity to graduate with a high school diploma and a college degree after just five years of study. The budget makes numerous investments in job creation efforts and provides funding for programs to attract new jobs to the State, including $4.5 million in additional funds for the Job Development Investment Grant program, $6 million for the One North Carolina Fund, and $20 million for the North Carolina Rural Center, which has helped create thousands of new jobs in rural communities and update water systems. The budget also included $9 million for the Wilmington and Morehead City ports, $1 million in new funds for community college Small Business Centers, and $2.65 million for customized industry training, which will help employees and companies remain competitive in an ever-changing economy.

     On August 30, 2005, North Carolina became the last state on the east coast to approve a lottery. The net proceeds of the lottery will be used to further the goal of providing enhanced educational opportunities, to support public school construction, and to fund college and university scholarships. The lottery legislation directs that 50% of the net proceeds be dedicated to pre-kindergarten and class-size reduction programs that have been implemented over the last five years. Previously, such programs were funded by the General Fund. The remaining net proceeds will be distributed to the Public School Building Capital Fund (40%) and the State Education Assistance Authority (10%). Lottery ticket sales began in March 2006.

     The State ended fiscal year 2005-2006 with a total General Fund balance of $1.77 billion, with reserves of over $1 billion and an unreserved fund of $749.4 million. The General Fund experienced an over-collection of revenues of almost $1.1 billion resulting from conservative revenue estimates, higher employment levels, increased consumer spending, and large gains recognized in the housing and stock markets.

     On July 6, 2006, the General Assembly adopted a $18.9 billion budget for fiscal year 2006-2007, which was signed by Governor Easley on July 11, 2006. The budget cuts some taxes, spends more on education, and sets aside money for future crises. Tax changes include capping the gas tax at current levels, reducing the State sales tax rate from 4.5% to 4.25% effective December, 1, 2006, and reducing the top income tax rate from 8.25% to 8.0% effective January 1, 2007. In addition, a $195.2 million reduction in the transfer from the Highway Trust Fun to the General Fund is provided for fiscal year 2006-2007. This would repay the $125 million one-time transfer from the Highway Trust Fund to the General Fund during the budget crisis in prior years, as well as the $80 million inflationary increase adopted in fiscal year 2002-2003. The budget includes an average 8% pay increase for public school teachers in order to surpass the national average by fiscal year 2008-2009. Additional funds are provided to expand the Disadvantaged School Supplemental Fund ($27.5 million), to provide additional supplements to small and low wealth counties ($41.9 million), and to expand middle and high school reform programs in order to improve graduation rates. The budget provides increased access to higher


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

education opportunities at the community college and university systems. Monies are included for need-based financial aid, scholarships for nurses, professional training to recruit and retain quality teachers and principals, and several biotech and economic development initiatives. In addition to the General Fund appropriation increases, the State's new Education Lottery will provide proceeds for reduced class sizes, additional academic pre-K slots, school construction, and college scholarships for needy students. Community college faculty and professional staff will receive a 6% salary increase and a 2% one-time bonus. University faculty and professional staff will receive a 6% salary increase, and all other state employees will receive a 5.5% salary increase. The budget also includes a 3.0% adjustment for retirees and makes a $30 million payment to the retirement system for the employer contribution that was not funded in fiscal year 2000-2001.

     The fiscal year 2006-2007 budget solidifies the State as a leader in recruiting new business and growing existing businesses. It includes $15 million for the One NC Fund which has resulted in the creation of 18,875 jobs and $2.4 billion in investment throughout the State. The adjustments also provide support for new and emerging companies through investments in the Small Business Innovation Research matching grant program ($5 million). The budget includes human services increases for child care subsidies ($27.5 million), community capacity enhancement ($16 million), and fund for the Mental Health Trust Fund ($14.4 million) to assist with mental health reform programs. Additional funds are included for early intervention services ($7.1 million), adoption and foster care assistance ($10.2 million), and child welfare services. The budget includes monies to enhance well water safety programs and to protect drinking water supplies. Funds are provided for land conservation, forest development, and habitat protection programs. It also includes funds for disease surveillance and detection programs to ensure a safe food supply. The budget makes investments in improving the court system. Funds are included to add core court personnel, including assistant district attorneys, deputy clerks, district court judges, and magistrates. It also includes funds to improve emergency planning, response and recovery capabilities. The budget includes funding for priority health, public safety, education and economic development projects outlined in the State's Capital Improvement Plan. Projects include constructing a new public health lab and emergency operations center, expanding facilities at the UNC-Wilmington School of Nursing, UNC-Charlotte, and the N.C. State University Engineering Complex, adding two skilled care nursing homes for the State's veterans, and expanding the State's Museum of Art. Finally, $222 million from the fiscal year 2005-2006 credit balance has been earmarked for the Repairs and Renovations Reserve Account. The amended budget provides for a credit of $324 million to the Savings Reserve Account (Rainy Day Fund), thereby increasing the balance to $637 million. This amount brings the Savings Reserve Account balance to almost four percent of the 2005-2006 fiscal year operating budget. The budget also directs $222 million to the Repair and Renovation Reserve and sets aside $20 million to the Disaster Relief Reserve for future disaster related expenditures.

     The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. For example, based on a modified accrual basis, the General Fund balance as of June 30, 2002 was negative $349 million; as of June 30, 2003 it was negative $167 million; as of June 30, 2004 it was negative $196.3 million; and as of June 30, 2005 it was negative $78.8 million.

     Under the State's constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget, which must be balanced. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.

     The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, federal government policies and legislation, and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government's relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

     In 1998, the State, along with forty-five other states, signed the Master Settlement Agreement ("MSA") with the nation's largest tobacco companies to settle existing and potential claims of the states for damages arising from the use of the companies' tobacco products. Under the MSA, the tobacco companies are required to adhere to a variety of marketing, advertising, lobbying, and youth access restrictions, support smoking cessation and prevention programs, and provide payments to the states in perpetuity. The amount that the State will actually receive from this settlement remains uncertain, but projections are that the state will receive approximately $4.6 billion through the year 2025. In the early years of the MSA, participating states received initial payments that were distinct from annual payments. The initial payments were made for five years: 1998 and 2000 through 2003. The annual payments began in 2000 and will continue indefinitely. However, these payments are subject to a number of adjustments including an inflation adjustment and a volume adjustment. Some adjustments (e.g., inflation) should result in an increase in the payments while others (e.g., domestic


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cigarette sales volume) may decrease the payments. Also, future payments may be impacted by continuing and potential litigation against the tobacco industry and changes in the financial condition of the tobacco companies. In 1999, the General Assembly approved legislation implementing the terms of the MSA in the State. The Golden LEAF, Inc., a nonprofit foundation, was created to distribute half of the settlement funds received by the State. The legislation directed that these funds be used for the purposes of providing economic impact assistance to economically affected or tobacco-dependent regions of the State. However, the foundation's share of the payments may be diverted by the General Assembly prior to the funds being received by the State Specific Account. The foundation is reported as a discretely presented component unit. In 2000, the State enacted legislation establishing the Health and Wellness Trust Fund and the Tobacco Trust Fund and created commissions charged with managing these funds. Each fund will receive a quarter of the tobacco settlement payments. The purpose of the Health and Wellness Trust Fund is to finance programs and initiatives to improve the health and wellness of the people of North Carolina. An eighteen-member Health and Wellness Trust Fund Commission will administer this fund. The primary purpose of the Tobacco Trust Fund is to compensate the tobacco-related segment of the State's economy for the economic hardship it is expected to experience as a result of the MSA. An eighteen-member Tobacco Trust Fund Commission will administer this fund.

     The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,993,500 jobs as of October 2006. The largest segment of jobs was approximately 1,306,300 in various service categories, followed by 736,600 in trade, transportation, and utilities, 681,400 in government, and 552,200 in manufacturing. Based on October 2006 data from the United States Bureau of Labor Statistics, the State ranked eleventh among the states in non-agricultural employment, thirteenth in services employment, eleventh in trade employment, eighth in government employment, and ninth in manufacturing employment. According to the U.S. Department of Commerce, Bureau of Economic Analysis, per capita income in the State during the period from 1990 to 2005 grew from $17,295 to $30,336. Over a similar period, according to the North Carolina Employment Security Commission, the seasonally-adjusted labor force grew from 3,441,436 to 4,362,082, and it has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy. As reported by the North Carolina Employment Security Commission, the State's seasonally-adjusted unemployment rate in October 2006 was 4.7% of the labor force, compared to the nationwide unemployment rate of 4.4% for the same period.

     Agriculture is another basic element of the State's economy. In calendar year 2005, the State's agricultural industry contributed over $68.3 billion to the State's economy, and accounted for 20.3% of the State's income. Gross agricultural income was almost $8.3 billion in 2005, placing the State eighth in the nation in gross agricultural income and third in the nation in net farm income. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 36.6% of gross agricultural income in 2005, followed by the pork industry at approximately 25.4%, nursery and greenhouse products at approximately 11.8%, and the tobacco industry at approximately 4.98%, a drop of 34.3% from 2004. According to the State Commissioner of Agriculture, the State ranks first in the nation in the production of all tobacco, flue-cured tobacco, and sweet potatoes, second in hog production, turkeys, cucumbers for pickles, and Christmas tree production, and third in poultry and egg products and trout.

     A significant military presence in the State contributes further to the diversity of the State's economic base. Over (6%) of the State's 2004 Gross State Product (total goods and services), or $18.1 billion, is attributed to the military sector in the State. The major military installations in the State are Camp Lejuene Marine Corps Base, New River Air Station, Fort Bragg Army Base, Pope Air Force Base, Cherry Point Marine Corps Air Station, and Seymour Johnson Air Force Base. The State has created a task force, headed by the Lieutenant Governor, to assist the federal Base Realignment and Closure Commission (the "BRAC Commission") in reviewing proposed realignments and closures of federal military bases. The BRAC Commission recommended the closure of two reserve military centers and the realignment of six other military bases in the State. The impact on area employment for the State was minimal.

     The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer after consultation with the State Attorney General, an adverse decision in any of these cases would not materially adversely affect the State's ability to meet its financial obligations.

     1. HOKE COUNTY ET AL. V. STATE OF NORTH CAROLINA, ET AL (FORMERLY LEANDRO, ET AL. V. STATE OF NORTH CAROLINA AND STATE BOARD OF EDUCATION) - FUNDING OF PUBLIC EDUCATION. In 1994, students and boards of education in five counties in the State filed suit requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students intervened, and alleged claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties' systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective


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systems of public education funding were unconstitutional under the applicable state law.

     The State filed a motion to dismiss, which was denied. On appeal the State Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court's conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff's county was held in the Fall of 1999. In rulings issued in the Fall of 2000 and Spring of 2001, the trial court concluded that at-risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education, and ordered an investigation into why certain school systems succeed without additional funding. Following the State's filing of an appeal of these rulings, the trial court re-opened the trial and called additional witnesses in the Fall of 2001.

     On April 4, 2002, the trial court issued its final order in the case, reaffirming its prior rulings and finding that the State must take all necessary actions to provide each child with the "sound basic education" guaranteed by the State Constitution. The trial court's order directed the State to provide written reports every 90 days on the steps it has taken to comply with the order. On July 30, 2004, the State Supreme Court affirmed the majority of the trial court's orders, thereby directing the executive and legislative branches to take corrective action necessary to ensure that every child has the opportunity to obtain a sound, basic education. The Supreme Court did agree with the State that the trial court exceeded its authority in ordering pre-kindergarten programs for at-risk children. The State is now undertaking measures to respond to the trial court's directives. The magnitude of State resources which may ultimately be required cannot be determined at this time; however, the total cost could exceed $100 million.

     2. N.C. SCHOOL BOARDS ASSOCIATION, ET AL. V. RICHARD H. MOORE, STATE TREASURER, ET AL. - USE OF ADMINISTRATION PAYMENTS. On December 14, 1998, plaintiffs, including the county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe, and Lenoir Counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. The trial court ruled in favor of plaintiffs on December 14, 2001.

     In its order, the trial court concluded that specifically identified monetary payments assessed and collected by state agencies are civil fines or penalties whose disposition is controlled by Article IX, Section 7 of the State Constitution. The trial court also concluded the statutes under which these funds are distributed are "unconstitutional and void" to the extent they provide that the money is to "go to agencies or for purposes other than the public schools." Based upon these conclusions of law, the trial court directed the "clear proceeds" of the affected civil fines and penalties be remitted to the public schools.

     The trial court also declared "unconstitutional and void" the portions of the State Civil Penalty and Forfeiture Fund and the State School Technology Fund which operate to collect in a central fund and equitably distribute civil fines and penalties to the State's school system for the purpose of supporting local school technology plans. The order required state agencies to remit civil fines and penalties directly to the local board(s) of education in the county in which the violation leading to the payment occurred for use in the board(s) discretion.

     Finally, the trial court determined a three-year statute of limitations applies, allowing the order to be enforced retroactively from the date the civil action was filed to include all affected civil fines and penalties collected by State agencies since December 1995. However, the court stayed the operation and enforcement of the order pending appeal. On appeal, the State Court of Appeals rendered a decision in September 2003 mostly favorable to the State. Further appeal was made to the State Supreme Court, which on July 1, 2005 affirmed in part and reversed in part the decision of the State Court of Appeals and concluding that a majority of the funds in dispute are civil penalties required to be paid into the Civil Penalty and Forfeiture Fund for the benefit of public schools. The trial court will soon schedule hearings to determine the amount owed retroactively to January 1, 1996. Based upon information supplied by the defendant State agencies, the amount owed could be as much as $770 million. The case is now pending before the trial court while the parties discuss a negotiated settlement.

     3. SOUTHEAST COMPACT COMMISSION - DISPOSAL OF LOW-LEVEL RADIOACTIVE WASTE. North Carolina and seven other southeastern states created the Southeast Interstate Low-Level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently petitioned the United States Supreme Court to allow the filing of its complaint against the State demanding repayment of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest, and


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attorneys' fees. The United States Supreme Court denied the Compact's petition in August 2001. On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. On June 16, 2003, the United States Supreme Court accepted jurisdiction of the case, and the State filed an answer and motion to dismiss. On November 17, 2003, the motion to dismiss was denied, and the United States Supreme Court appointed a special master with authority to determine when additional pleadings will be filed in the case. The Special Master hear oral arguments on dispositive motions filed by both sides on September 3, 2004. The State Attorney General's office believes that sound legal arguments support the State's position on this matter.

     4. PHILLIP MORRIS USA INC. V. TOLSON - REFUND OF CORPORATE INCOME TAX. On June 13, 2000, Philip Morris filed an action for a refund of approximately $30 million in corporate income taxes paid for 1989 through 1991. An order of the Augmented Tax Review Board in the 1970's allowed it to apportion its income under a modified formula, which included a more favorable property factor. When the law changed in 1989 to move to double weighting of the sales factor, Philip Morris incorporated this change into its formula. The Board's order did not permit double weighting. Philip Morris argued that the principle of in pari materia required incorporation of the amendment, and that failure to allow double weighting violated the equal protection and separation of powers clauses. The Wake County Superior Court ruled that Philip Morris was required to use the formula approved by the Board without double weighting the sales factor unless the statutory formula (without the modified property factor) produced a more favorable result. Philip Morris appealed this ruling to the State Court of Appeals, which issued a unanimous opinion affirming the decision of the trial court on March 7, 2006. Philip Morris has filed a notice of appeal and a petition for discretionary review with the State Supreme Court.

     5. STATE EMPLOYEES ASSOCIATION OF NORTH CAROLINA V. STATE OF NORTH CAORLINA; STONE V. STATE OF NORTH CAROLINA - DIVERSION OF EMPLOYER'S RETIREMENT SYSTEM CONTRIBUTION. On May 22, 2001, SEANC filed an action demanding repayment of approximately $129 million in employer retirement contributions to the State retirement system. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the State budget. The trial court dismissed the action on May 23, 2001 for lack of standing, among other things. Plaintiffs appealed to the State Court of Appeals, and on December 3, 2002, the Court of Appeals affirmed the trial court's dismissal of the action for lack of standing. On June 13, 2003, the State Supreme Court reversed the lower courts on the issue of standing and remanded the case back to the Court of Appeals for further consideration. The Court of Appeals remanded the case to the trial court without opinion and without considering any remaining issues. It is currently pending in the trial court, but nothing of any significance has happened since remand.

     In June 2002, the Stone case was filed on behalf of individual State employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions. A class comprised of all members of the retirement system has been certified and the case is proceeding through class notification and toward trial. On September 6, 2006, the trial court issued an interlocutory order in response to cross-motions for summary judgment. The trial court's order found the diversion of funds to be in violation of the State Constitution, but did not direct any repayment of funds.

     6. GOLDSTON, ET AL. V. STATE OF NORTH CAROLINA, ET AL. - DIVERSION OF HIGHWAY TRUST FUNDS. On November 14, 2002, a former Secretary of the Department of Transportation and a retired State Senator sued the Governor and the State for using Highway Trust Fund money in the State's General Fund. The Governor's Executive Order No. 19 transferred $80 million from the Highway Trust Fund to the General Fund for purposes of balancing the State budget. Also, the General Assembly in its 2002 Special Session authorized this transfer and the transfer of an additional $125 million during fiscal year 2003 in the form of a loan to be repaid with interest through 2009. The suit alleges that these actions are unlawful and unconstitutional and requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. Summary judgment was granted in favor of the State on all issues, and Plaintiffs appealed. In a unanimous decision filed September 20, 2005, the State Court of Appeals affirmed the granting of summary judgment in favor of the State. Plaintiffs filed a petition for discretionary review with the State Supreme Court, which agreed on March 3, 2006 to review a portion of the decision of the State Court of Appeals. On December 15, 2006, the State Supreme Court reversed the lower courts on the issue of standing and remanded the case for further proceedings by the trial court.

     7. DIANA COLEY, ET AL. V. STATE OF NORTH CAROLINA, ET AL. (FORMERLY EDWARD
N. RODMAN, ET AL. V. STATE OF NORTH CAROLINA, ET AL.) - RETROACTIVE INCOME TAX RATES. On April 25, 2003, Plaintiffs filed suit against the State and the Secretary of Revenue challenging the constitutionality of retroactively applying the 2001 increase in the highest rate of North Carolina's state income tax to the entire 2001 tax year. Plaintiffs seek refunds, for themselves and a proposed class of similarly situated taxpayers, of all taxes paid for the year 2001 in excess of the prior 7.75% maximum rate, on the theory that a retroactive mid-year tax increase violates the State and federal constitutions. Plaintiffs claim the total amount of taxes involved


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exceeds $76 million, plus interest. On June 30, 2004, the trial court granted summary judgment in favor of the State on all issues. Plaintiffs appealed, and on October 4, 2005, the State Court of Appeals affirmed the granting of summary judgment in favor of the State. Plaintiffs further appealed to the State Supreme Court, which affirmed on June 30, 2006 the decisions of the lower courts. A petition for rehearing was denied on August 17, 2006.

     8. DirecTV, Inc. and EchoStar Satellite Corp. v. State of North Carolina et al. - Refund of Sales Tax. On September 30, 2003, DirecTV and Echostar filed an action for a $32 million refund of State sales tax paid. The State General Assembly recently enacted a provision to impose the sales tax on satellite TV service providers. Plaintiffs claim this tax, which is not imposed on cable television providers, is unconstitutional in that it violates the Commerce Clause (because it is discriminatory and not fairly related to benefits provided by the State), the equal protection clause and North Carolina's uniformity of taxation constitutional requirement. It is the State's position that although cable providers are not subject to this tax, they are subject to city and county franchise taxes. The tax on satellite companies was enacted to equalize the tax burden on these various forms of entertainment. The case has been designated as exceptional under the State's Rules of Civil Procedure. The parties' cross-motions for summary judgment were argued in May 2005, and on June 3, 2005, the trial court granted summary judgment in favor of the State. Plaintiffs appealed to the State Court of Appeals, which on August 1, 2006 unanimously affirmed the trial court's decision.

     9. Lessie J. Dunn, et al. v. State of North Carolina, et al. - Tax on Non-State Municipal Bonds. On February 9, 2004, Plaintiffs, on behalf of a class of all others similarly situated, filed suit alleging that the State's imposition and collection of State income tax on interest received by certain taxpayers on municipal bonds issued by non-North Carolina State and local governments constitutes a violation of the Commerce Clause of the United States Constitution. A similar case recently filed in Ohio was ultimately unsuccessful. The trial court granted class certification on June 14, 2005. The State appealed to the State Court of Appeals as to the composition of the class. On October 17, 2006, the State Court of Appeals unanimously affirmed the trial court's class certification.

     10. State of North Carolina v. Philip Morris, Inc., et al. - Master Settlement Agreement ("MSA") Payments. On April 20, 2006, the State filed a Motion for Declaratory Order in the State Business Court against defendants Philip Morris, Inc., R.J. Reynolds Tobacco Company, and Lorillard Tobacco Company seeking a declaration that: (1) in 2003, the State continuously had a qualifying statute in full force and effect and "diligently enforced" its provisions throughout that year in accordance with the MSA; (2) the State is not subject to a Non-Participating Manufacturers' Adjustment for 2003; and (3) defendants are obligated not to withhold or pay into a disputed payments account any payments due, or seek any offset of any payments made, on the basis that the State is subject to a Non-Participating Manufacturers' Adjustment for 2003. Defendants filed a motion to compel arbitration of this case pursuant to the terms of the MSA. On December 4, 2006, the State Business Court granted Defendants' motion and ordered the parties to submit their dispute to an arbitration panel. Further litigation was stayed pending the outcome of the arbitration. The State may be unable to recover a portion of 2006's MSA payment if it does not prevail in this litigation.

     11. Wal-Mart Stores East, Inc. v. Tolson - Refund of Corporate Income Tax. On March 17, 2006, Wal-Mart filed a complaint seeking a refund of over $30 million in corporate income taxes. The case challenges the authority of the State's Secretary of Revenue to require Wal-Mart to file a "combined return" on various statutory and constitutional grounds. Wal-Mart has filed a motion to designate the case as exceptional, and the senior resident superior court judge for Wake County has recommended that it be so designated. The State has filed a motion to dismiss under Rule 12(b)(6) and Wal-Mart has filed a motion for summary judgment.

     The State is also involved in numerous other claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State by the State Attorney General did not disclose any other proceedings that are expected to have a material adverse effect on the financial position of the State.

     In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds. In November 1997, the State issued $250 million of the authorized highway bonds. In April 1998, the State issued an additional $450 million of the authorized school bonds. In April 1999, the State again issued an additional $450 million of the authorized school bonds. In September 2000, the State issued an additional $295 million of the authorized school bonds, and another $100 million of the authorized school bonds were issued in March 2001. In May 2002, the State issued the final $55 million of the authorized school bonds. In November 2003, the State issued an additional $400 million of the authorized highway bonds. The remaining $300 million of the authorized highway bonds was issued by the State in September 2004.

     On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds. The clean water bonds provide grants and loans for needed water and sewer improvement projects for the State's municipalities, and fund programs to reduce pollution in the State's waterways. The natural gas bonds provide grants, loans


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and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State's rural regions. In September 1999, the State issued a total of $197.4 million of authorized clean water bonds and natural gas facilities bonds, $177.4 million of which were a combination of clean water bonds ($172.4 million) and natural gas facilities bonds ($5 million) and $20 million of which were solely natural gas facilities bonds. In October 1999, the State issued an additional $2.6 million of the authorized clean water bonds. In September 2000, the State issued an additional $5 million of the authorized natural gas facilities bonds. In March 2001, the State issued an additional $30 million of the authorized clean water bonds. In March 2002, the State issued an additional $204.4 million of the authorized clean water bonds and an additional $35 million of the authorized natural gas facilities bonds. In April 2002, the State issued an additional $10.6 million of the authorized clean water bonds. In December 2002, the State issued an additional $18.8 million of the authorized clean water bonds and an additional $50 million of the authorized natural gas facilities bonds. In January 2003, the State issued an additional $2.9 million of the authorized clean water bonds. In April 2003, the State issued an additional $33 million of the authorized natural gas facilities bonds. In May 2003, the State issued an additional $3.65 million of the authorized clean water bonds. In March 2004, the State issued an additional $36 million of the authorized natural gas facilities bonds. The remaining $16 million of the authorized natural gas facilities bonds were issued by the State in January 2005.

     On November 7, 2000, North Carolina voters approved the issuance of $3.1 billion in general obligation higher education bonds to finance improvements to the facilities of the 16 public universities and 59 community colleges in the State. In March 2001, the State issues $250 million of the authorized higher education bonds. In March 2002, the State issued an additional $300 million of the authorized higher education bonds.

     In March 2003, the State issued bonds representing a consolidation of the clean water bonds and the higher education bonds in the approximate amount of $320 million. In April 2003, the State issued approximately $283.3 million of additional consolidated public improvement bonds. These two issuances consisted of a total of $38.4 million of the clean water bonds and $564.9 million of the higher education bonds. In March 2005, the State issued approximately $707.9 million of additional consolidated public improvement bonds. This issuance consisted of a total of $90.8 million of the clean water bonds and $617.1 million of the higher education bonds. An additional $15.255 million of the clean water bonds was issued separately by the State in March 2004. In January 2005, the State issued $705.5 million of additional consolidated public improvement bonds, consisting of a total of $41 million of the clean water bonds and $664.5 million of the higher education bonds. In March 2006, the State issued an additional $70 million of the authorized clean water bonds, and in June 2006, the State issued an additional $300 million of the authorized higher education bonds. A total of almost $99.3 million of the authorized clean water bonds remains unissued, and a total of approximately $403.5 million of the authorized higher education bonds remains unissued.

     In addition, the State refinanced over $1.8 billion of its existing debt in the years 2002 through June 2005 to improve cash flow and to take advantage of lower interest rates by reducing its future debt service payments.

     Hurricane Isabel came ashore near Ocracoke on the Outer Banks of the State on September 18, 2003. The storm hammered the fragile Outer Banks and raked across the northeastern portion of the State, causing widespread destruction to homes, businesses, and farms. 47 of the State's 100 counties were declared disaster areas. The State Department of Agriculture reported that damage to crops, livestock, and farm structures in the State exceeded $152 million. Damage to timber in the State was estimated at $565 million, with more than 833,000 acres sustaining some level of damage. By the end of December 2003, more than $155 million in federal and State disaster assistance to individuals, households, local governments, and private nonprofits had been approved. The federal government covered 75 percent of the costs; the State paid the other 25 percent.

     The State suffered the effects of six tropical weather systems in 2004. In August, Hurricanes Alex, Bonnie, and Charley caused flooding and widespread power outages in eastern North Carolina. In September, Hurricanes Frances, Ivan, and Jeanne devastated central and western North Carolina with torrential rainfall that spawned flash flooding and numerous debris flows, including mudslides and rock falls. Only Hurricanes Frances and Ivan have met the criteria necessary to achieve a Federal Disaster Declaration, while Hurricanes Alex, Bonnie, Charley, and Jeanne met the criteria necessary for a State Disaster Declaration. These storms caused over $230 million in damages that are eligible for state and federal governmental assistance. The State's share is approximately $90 million. In order to match federal funds available to the State for federal disaster recovery services, the Governor ordered State agencies to revert 0.75 percent of their 2004-05 budgets to provide $120 million for storm relief.

     Currently, Standard & Poor's and Fitch both rate the State's general obligation bonds as AAA. On August 19, 2002, Moody's downgraded the State's general obligation bonds from Aaa, its highest rating, to Aa1 with stable outlook, one step below Aaa. Moody's cited the State's "continued budget pressure, its reliance on non-recurring revenues, and its weakened balance sheet" as reasons for this downgrade. This represents the first time since 1960 that the State has had less than a AAA rating on its general


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obligation bonds. In September 2004, Moody's revised the State's outlook from stable to positive and noted the following:

     "This rating reflects the State's slowly stabilizing economy, its improving tax revenues, its conservative debt policy, and its effective financial management. While general fund balances remain negative, flexible cash reserves outside the general fund are ample, and pension funding is exceptionally strong. Moody's expects that the state will continue to take actions to restore structural balance and rebuild reserves."

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN SOUTH CAROLINA TAX-EXEMPT OBLIGATIONS

     The concentration of investments in South Carolina Tax-Exempt Obligations by the South Carolina Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of South Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the South Carolina Fund and its portfolio securities. This section briefly describes current economic trends in South Carolina. The information set forth below is derived from official statements prepared in connection with the issuance of South Carolina Tax-Exempt Obligations and other sources that are generally available to investors. BB&T Funds has not independently verified this information.

     The South Carolina Constitution requires the General Assembly to provide a balanced budget process. South Carolina law provides that the State Budget and Control Board shall, if a deficit appears likely, effect such reductions in appropriations as may be necessary to prevent a deficit. The State Constitution further provides that annual increases in State appropriations may not exceed the annual growth rate of the economy of the State and that the annual increases in the number of State employees may not exceed the average growth of the population of the State. Such limits on growth are subject to suspension (for any one fiscal year) by a super majority of the General Assembly.

     The State Constitution also establishes (i) a General Reserve Fund to be maintained in an amount equal to 3% of General Fund revenues for the latest completed fiscal year for the purpose of covering operating deficits of State government; and (ii) a Capital Reserve Fund equal to 2% of the prior fiscal year's General Fund revenues to provide capital improvements or retire State bonds previously issued. The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for that fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall be reduced to the extent necessary before any reduction is made in operating appropriations. If it is determined that the fiscal year has ended with an operating deficit, the State Constitution requires that funds in the Capital Reserve Fund shall be applied, to the extent necessary, to the fiscal year's end operating deficit before withdrawing moneys from the General Reserve Fund for such purpose.

     As noted above, the State Constitution requires a procedure for the monitoring of revenues and expenditures with a view to a reduction of appropriations as may be necessary to prevent a deficit. For the purpose of providing projections and forecasts of revenues and expenditures and advising the State Budget and Control Board on economic trends, the General Assembly established the Board of Economic Advisors. Particularly with respect to the constitutional requirement of monitoring revenues, statutory provisions require that the Board of Economic Advisors provide to the State Budget and Control Board quarterly estimates of State revenues. If at the end of the first or second quarter of any fiscal year, quarterly revenue collections are 4% or more below the amount projected for such quarter by the Board of Economic Advisors, the State Budget and Control Board is required, within fifteen days of such determination, to take action to avoid a fiscal year end deficit.

     For many years, each annual Appropriations Act has contained a provision requiring the State Budget and Control Board to monitor the collection of revenues and the expenditure of funds. Over the course of nine fiscal years through June 30, 2000, the State's process of monitoring revenues and making adjustments to avoid a deficit resulted in budgetary surpluses in all but the 1991-1992 fiscal year.

     The revenue estimate for the State's Budgetary General Fund at the beginning of fiscal year 2000-2001 as enacted by the General Assembly totaled $5,316.9 million. On November 9, 2000, the State's Board of Economic Advisors reduced its base revenue estimate for fiscal year 2000-2001 by $96.9 million to $5,220.0 million. In response, the State Budget and Control Board at its November 21, 2000 meeting sequestered the State's Capital Reserve Fund of $98,610,931 as required by the State Constitution and the State's fiscal year 2001 Appropriation Act. Sequestration reduces appropriations to the Capital Reserve Fund to the extent necessary to avoid mandatory reductions in operating appropriations.

     On May 8, 2001, the State Budget and Control Board mandated 1% agency budget reductions totaling $48.1 million. Additionally, $45.7 million in agency appropriations lapsed as a result of suspension of a provision that, in some years, has allowed agencies to


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carry forward to the next fiscal year up to 10% of their unexpended appropriations. This provision was automatically suspended for the fiscal year because of sequestration of the Capital Reserve Fund. Other action resulted in a further deficit reduction of $1.9 million. Despite such actions, for the fiscal year ended June 30, 2001, expenditures exceeded revenues by $87.4 million, and, as required by the State Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall.

     The General Reserve Fund balance at the beginning of fiscal year 2000-2001 was $145.4 million and was increased during 2000-2001 by $2.5 million. Accordingly, the $87.4 million withdrawal at year-end left the reserve funded at $60.5 million. In accordance with the State Constitution, the General Reserve Fund must be restored within three years to its full-funding amount of 3% of the State's Budgetary General Fund revenues for the latest completed fiscal year.

     On October 18, 2001, the Board of Economic Advisors reduced its fiscal year 2001-2002 General Fund revenue estimate from $5,918.9 million to $5,608.9 million, a revenue reduction of $310 million. In response to the Board of Economic Advisor's report, the State Budget and Control Board at its October 30, 2001, meeting took action to avoid year-end deficits in accordance with the State law requirement previously described. This action included sequestration of $110,134,739 from the State's Capital Reserve Fund; approval of an across-the-board reduction of General Fund appropriations of 4% for all agencies except where prohibited by proviso; and the approval of a reduction of the Local Government Fund to the level of fiscal year 2000-2001 allocations.

     On March 21, 2002, the Board of Economic Advisors further reduced its fiscal year 2001-2002 General Fund revenue estimate by approximately $92 million and, in response to this revision, the State Budget and Control Board at its March 26, 2002 meeting took additional steps to avoid year-end deficits by imposing an additional across-the-board reduction of General Fund appropriations of 2.52% for all agencies except where prohibited by proviso. Additionally, the Board of Economic Advisors revised the estimate for a revenue transfer to the State's Tax Relief Trust Fund from $448 million to $458.7 million, which resulted in an additional $10.7 million reduction in anticipated revenue to the General Fund. Also, the fiscal year 2001-2002 Appropriation Act contained appropriations for open-ended obligations totaling approximately $16.5 million, which were to be paid regardless of the revenue shortfall.

     In its 2002 legislative session, the General Assembly adopted legislation providing that, upon a determination by the State's Comptroller General that, at the close of a fiscal year, funds will be needed to balance the Budgetary General Fund, the State Budget and Control Board is authorized to borrow any amount needed to balance the Budgetary General Fund by borrowing from any department of State government any surplus which may be on hand in the Office of the State Treasurer to the credit of any such department. Upon approval of a repayment schedule, the State Treasurer is authorized to transfer to the State Budget and Control Board from the General Fund the amount necessary to repay the loan with interest no later than June 30 of the following fiscal year. No such borrowing was effected in closing the fiscal year ended June 30, 2002.

     Despite the mid-year actions taken by the State Budget and Control Board during Fiscal Year 2001-2002, the State's Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $155 million, after giving effect to withdrawal of the $63 million balance held in the State's General Reserve Fund.

     As required by the State Constitution, the General Assembly made provision in the 2002-2003 Appropriation Act by appropriating the amounts of $38.8 million toward restoration of the General Reserve Fund requirement and $101.6 million, representing the Capital Reserve Fund's full funding amount for fiscal year 2002-2003.

     On September 9, 2002, the Board of Economic Advisors reduced its fiscal year 2002-2003 General Fund revenue estimate from the 2002-2003 Appropriation Act base of $5,850 million to $5,519 million, a revenue reduction of $331 million. In response to the report of the Board of Economic Advisors, the State Budget and Control Board at its September 17, 2002 meeting took action to avoid year-end deficits in accordance with the State law requirement previously described by sequestering the State's Capital Reserve Fund in the amount of $101,606,475. Additionally, at its December 10, 2002 meeting, the State Budget and Control Board took action to impose an across-the-board reduction of 4.5% and sequestration of an additional 0.5%.

     On February 10, 2003, the Board of Economic Advisors further reduced its fiscal year 2002-2003 General Fund revenue estimate to $5,399 million, a revenue reduction of $120 million. In response to this report of the Board of Economic Advisors, the State Budget and Control Board at its February 11, 2003 meeting took action to impose an additional across-the-board reduction of 3.73%, except where prohibited by proviso.

     Despite the mid-year actions taken by the State Budget and Control Board during fiscal year 2002-2003, the State's Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $177 million, including the $155 million unreserved fund deficit realized in fiscal year 2001-2002, and after giving effect to withdrawal of the $39 million balance held in the State's General


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Reserve Fund.

     As required by the State Constitution, the General Assembly made provision in the 2003-2004 Appropriation Act appropriating the amounts of $49.2 million toward restoration of the General Reserve Fund requirement and $98.6 million representing the Capital Reserve Fund's full funding amount for fiscal year 2003-2004.

     On August 15, 2003, the Board of Economic Advisors revised its fiscal year 2003-2004 General Fund revenue estimate from the 2003-2004 Appropriation Act base of $5,489.4 million to $5,381.8 million, a revenue reduction of $107.6 million. In response to the report of the Board of Economic Advisors, the State Budget and Control Board at its August 20,2003 meeting took action to avoid year-end deficits in accordance with the State law previously described by sequestering the State's Capital Reserve Fund in the amount of $98,599,197 and approved an across-the-board sequestration of 1% of General Fund appropriations of all agencies totaling $43.2 million except where prohibited by proviso.

     In its report to the State Budget and Control Board on August 15, 2003, the Board of Economic Advisors also advised that it would review circumstances in September, 2003, upon the availability of further economic data, to determine if additional adjustments to its fiscal year 2003-2004 General Fund revenue estimate would be necessary. No such adjustments were deemed to be necessary as a result of that review.

     The State Budget and Control Board also took action in its August 20, 2003 meeting to effect an interfund borrowing in the amount of $22 million, with proceeds from the loan to be applied to the fiscal year 2002-2003 deficit, in accordance with the 2002 legislative authorization discussed previously. The borrowing was made against funds available to the State and was paid in full on December 1, 2003.

     Acting on the advice of counsel under question of the State Budget and Control Board's constitutional authority to commit funds of a current fiscal year for a prior fiscal year purpose (including an unreserved fund deficit), the State Budget and Control Board deferred action on the $155 million unreserved fund deficit until such time as the General Assembly reconvened in January, 2004.

     The State's Budgetary General Fund ended fiscal year 2003-2004 with a net budgetary surplus of $242,654,275, including application of $49,299,599 from the General Reserve Fund to the fiscal year 2001-2002 deficit. From the net budgetary surplus, $176,915,948 was applied to the accumulated unreserved fund deficit, $40,583,799 was designated for expenditure in fiscal year 2004-2005, and $25,154,528 was applied to restoration of the General Reserve Fund. At June 30, 2004, the balance of the General Reserve Fund was $25,154,528, and the balance of the Capital Reserve Fund was $0.

     As required by the State Constitution, the General Assembly made provision in the 2004-2005 Appropriation Act appropriating the amounts of $50.0 million toward restoration of the General Reserve Fund requirement and $99.4 million representing the Capital Reserve Fund's full funding amount for fiscal year 2004-2005. At June 30, 2005, the balance of the General Reserve Fund was $75,154,528, and the balance of the Capital Reserve Fund was $99,356,026.

     The revenue estimate for the State's Budgetary General Fund for fiscal year 2004-2005 as enacted by the General Assembly was $5,594.8 million. On May 9, 2005, the Board of Economic Advisors revised its estimates of fiscal year 2004-05 Budgetary General Fund revenue to $5,881.7 million, an increase of $286.9 million or 5.1% over the fiscal year 2004-2005 Appropriation Act estimate. On August 11, 2005, the State's Comptroller General reported that the State recognized a $300 million surplus for the fiscal year ended June 30, 2005, after giving effect to a one-time adjustment in the amount of $105 million to correct errors in accruals from prior fiscal years.

     The revenue estimate for the State's Budgetary General Fund for fiscal year 2005-2006 as enacted by the General Assembly was $5,965.9 million. On November 10, 2005, the Board of Economic Advisors revised its estimates of fiscal year 2005-2006 Budgetary General Fund revenue to $6,391.5 million, an increase of $149.9 million, and 7.1% over its original fiscal year 2005-2006 estimate. On May 17, 2006, the Board of Economic Advisors further revised its estimate of fiscal year 2005-2006 Budgetary General Fund revenue to $6,471.5 million, an increase of $80 million, and 8.5% over its original fiscal year 2005-2006 estimate. Through October 30, 2006, total General Fund revenue collections exceeded prior year collections for the same period by 8.2% and exceeded the fiscal year 2006-2007 revenue estimate for the period by 8.2%. The 2005-2006 Appropriation Act made provision for restoration of the General Reserve Fund and full funding of the Capital Reserve Fund to their constitutionally required amounts. At June 30, 2006, both the General Reserve and the Capital Reserve Funds were fully funded at $153.5 million and $102.3 million, respectively.

     On November 9, 2006, the Board of Economic Advisors increased the State's fiscal year 2006-2007 gross revenue estimate to $6896.4 million, versus the May 17, 2006 estimate of $6,718.5 million. The working estimate for fiscal year 2007-2008 General Fund


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revenue was establised at $7,103.0 million, respresenting 3% growth over the revised fiscal year 2006-2007 estimate. Further information concerning the State's preliminary and unaudited financial results for the fiscal year ended June 30, 2006 is available at http://www.cg.state.sc.us/press/20060815/PressPackage2006.pdf.

     The 2006-2007 Appropriation Act assumes Budgetary General Fund revenues of $6,213.9 million, excluding $504.6 million earmarked for tax relief trust funds. The 2006-2007 Appropriation Act provides for restoration of the General Reserve Fund to its full funding of the Capital Reserve Fund.

     During the 2005 legislative session, the General Assembly enacted Act No. 156 of the Acts and Joint Resolutions, Regular Session of 2005 ("Act No. 156") to provide for a formal process of forecasting expenditures. Act No. 156 provides that each State agency, department, institution, or entity receiving in the aggregate one percent or more of the State's General Fund appropriations for any fiscal year shall provide to the Office of the State Budget an estimate of its planned General Fund expenditures for the next three fiscal years. This data, in conjunction with the Board of Economic Advisors' long-term revenue estimate, must be compiled by the Office of the State Budget into a three-year financial plan that will assist the State in determining and planning for its long-term financial commitments.

     In addition to forecasting expenditures described above, Act No. 156 also provides that any appropriation from the Capital Reserve Fund must be ranked in priority of expenditure and is effective on September 1 of the following fiscal year. If a year-end operating deficit occurs, any amounts appropriated from the Capital Reserve Fund must be reduced by the State Budget and Control Board based on the rank of priority, beginning with the lowest priority, to the extent necessary and applied by the State Budget and Control Board to the year-end operating deficit before withdrawing monies from the General Reserve Fund.

     Beginning July 1, 2006, Act No. 156 also provides for the suspension of any appropriation contained in a general or supplemental appropriation act which expends surplus General Fund revenues or in a Capital Reserve Fund appropriation act to be effective during the next fiscal year which must be used to the extent necessary to offset a negative Generally Accepted Accounting Principles Fund balance (a "GAAP Fund Deficit") in the manner provided by the General Assembly. Act No. 156 further provides beginning July 1, 2005, surplus General Fund Revenues for any fiscal year not otherwise obligated and appropriations to the Capital Reserve Fund are deemed to have occurred and are available for expenditures after September 1 of the next fiscal year and after the State's financial books for the previous fiscal year have been closed.

     Act No. 156 also contains a provision requiring the first ten percent of any surplus General Fund revenues must be applied to fully restore all funds previously transferred out of these trust accounts beginning in the fiscal year ended June 30, 2002 must be restored to each trust account on a pro rata basis.

     The State has not defaulted on its bonded debt since 1879 and has not incurred any debt to fund operating deficits since 1932. As noted above, however, the State did experience certain budgeting difficulties over several of the last ten fiscal years resulting in mid-year cutbacks in funding of state agencies in those years. Such difficulties have not to date impacted on the State's ability to pay its indebtedness, but did result in Standard & Poor's Rating Service lowering its rating on South Carolina general obligation bonds from AAA to AA+ in July 2005. South Carolina's general obligation bonds are currently rated Aaa by Moody's Investor Services, Inc., as they have been continuously for several decades and AAA by Fitch Ratings. Such ratings apply only to the general obligation bonded indebtedness of the State and do not apply to bonds issued by political subdivisions or to revenue bonds not backed by the full faith and credit of the State. There can be no assurance that the economic conditions on which the above ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. See the appendix to this SAI.

     Since 1950 the State's economy has undergone a gradual transition to greater diversification in the manufacturing sector. In addition, the economic base of the State has diversified in other areas such as trade, health care services, and durable goods manufacturing. Prior to 2001, the leading contributors to South Carolina's gross state product were the manufacturing (21%), trade, transportation and utilities (19%), government (16%), and financial services (15%) industries. Since that time, the State's overall economic profile has gradually diversified. December 31, 2005 projections indicate that the trade, transportation and utilities (19%) component of gross state product will exceed manufacturing (18%), followed by financial activities (17%), government (15%) and professional and business services (9%). Despite a nationwide decline in manufacturing, South Carolina's manufacturing industry is projected to have grown at 4% on the same basis. South Carolina's gross state product is projected to have grown 24% from 2000-2005.

     In 2005, the State's per capita income is estimated to have increased 4.21%, compared to an increase of 4.12% for the southeast and 4.53% for the nation. The State's per capita income was 81.7% of the national per capita income (compared to 81.9% in 2004), and 91.0% of the southeast average per capita income (compared to 90.9% in 2004).


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     The unemployment rate for South Carolina in 2005 was six and eight-tenths percent (6.8%) compared to five and one-tenth percent (5.1%) nationwide. At August, 2006, the State's unemployment rate was 6.6%, while the national unemployment rate was 4.6%. Over the past four years, the State's unemployment rates have trended higher than the unemployment rates of other southeastern states and the nation.

SPECIAL FACTORS AFFECTING THE SOUTH CAROLINA TAX-EXEMPT FUND

     The State of South Carolina has the power to issue general obligation bonds based on the full faith and credit of the State. Under Article X of the Constitution of the State of South Carolina, the State may issue general obligation debt without either a referendum or a supermajority of the General Assembly, within limits defined by reference to anticipated sources of revenue for bonds issued for particular purposes. A referendum or supermajority of the General Assembly may authorize additional general obligation debt. Article X further requires the levy and collection of an ad valorem tax if debt service payments on general obligation debt are not made.

     Political subdivisions are also empowered to issue general obligation bonds, which are backed only by the full faith and credit of that political subdivision, and not by the resources of the State or any other political subdivision. Political subdivisions are empowered to levy ad valorem property taxes on certain real property and personal property to raise funds for the payment of general obligation bonds. General obligation debt may be incurred only for a public purpose which is also a corporate purpose of the applicable political subdivision.

     Under Article X of the State Constitution, political subdivisions are empowered to issue aggregate general obligation indebtedness up to 8% of the assessed value of all taxable property within the political subdivision (exclusive of debt incurred before the effective date of Article X with respect to such subdivisions) without a referendum. A referendum may authorize additional general obligation debt. The ordinance or resolution authorizing bonded debt of a political subdivision also directs the levy and collection of ad valorem taxes to pay the debt. In addition, Article X of the State Constitution provides for withholding by the State Treasurer of any State appropriations to a political subdivision which has failed to make punctual payment of general obligation bonds. Such withheld appropriations, to the extent available, shall be applied to the bonded debt. Political subdivisions are not generally authorized to assess income taxes, or to pledge any form of tax other than ad valorem property taxes, for the payment of general obligation bonds. Political subdivisions may pledge certain additional revenues, however, to secure their general obligation bonds and, certain political subdivisions have been authorized to impose a limited-duration 1% sales tax to defray the debt service on bonds for certain capital projects.

     Industrial development bonds and other forms of revenue bonds issued by the State or a political subdivision are not secured by the full faith and credit of the State or the issuing entity. Such bonds are payable only from revenues derived from a specific facility or revenue source.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN VIRGINIA TAX-EXEMPT OBLIGATIONS

     The Virginia Intermediate Tax-Free Fund will invest primarily in Virginia Intermediate Tax-Free Fund Obligations. For this reason, the Fund is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal, or any premium. The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them. The information has been obtained from recent official statements prepared by the Commonwealth of Virginia relating to its securities, and no independent investigation has been undertaken to verify its accuracy. Moreover, the information relates only to the state itself and not to the numerous special purpose or local government units whose issues may also be held by the Fund. The credits represented by such issues may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made here relating to such matters.

     The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. Per capita income in Virginia has been consistently above national levels during that time. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, state and local government, and manufacturing.

     Because of Northern Virginia, with its proximity to Washington, D.C., and Hampton Roads, which has one of the nation's largest concentration of military installations, the federal government has a greater economic impact on Virginia relative to its size than all states except Alaska and Hawaii.


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     According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. Virginia is one of twenty-one states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or other work stoppages. Virginia is also one of the least unionized among the industrialized states.

     Virginia's state government operates on a two-year budget, The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. Virginia law provides that up to 15 percent of a general fund appropriation to an agency may be withheld, if required. An amendment to the Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The Revenue Stabilization Fund consists of an amount not to exceed 10 percent of Virginia's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.

     General Fund revenues are principally composed of direct taxes. In recent fiscal years most of the total tax revenues have been derived from five major taxes imposed by Virginia on individual and fiduciary income, sales and use, corporate income, premiums of insurance companies and taxes on deeds, contracts, wills and suits. Historically, balances in the General Fund have decreased in some years, for example in fiscal years 1995, 2001, 2002 and 2003, and have increased at varying rates in other years, such as fiscal years 1996, 1997, 1998, 1999, 2000, 2004, 2005 and 2006. In fiscal year 2006, the General Fund revenues and other sources were more than expenditures and other uses by $1,024.7 million, resulting in a 54.9 percent increase in the General Fund balance over fiscal year 2005. Overall revenue increased by 8.7 percent and non-tax revenues decreased by 15.9 percent. Overall expenditures rose by 7.1 percent in fiscal year 2006, compared to a 14 percent increase in fiscal year 2005. The fiscal year 2006 amounts are unaudited.

     In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The Committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized, consistent with the financial goals, capital needs and policies of Virginia. The Committee annually reviews the outstanding debt of all agencies, institutions, boards and authorities of Virginia for which Virginia has either a direct or indirect pledge of tax revenues or moral obligation. The Committee provides its recommendations on the prudent use of such obligations to the Governor and the General Assembly.

     The Constitution of Virginia prohibits the creation of debt by or on behalf of Virginia that is backed by Virginia's full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and Virginia is well within its limit for each:

     Section 9(a) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies; subject to limitations on amount and duration, to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to Section 9(a)(2) may not exceed 30 percent of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year.

     Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide referendum. The outstanding amount of such debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three immediately preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25 percent of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

     Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue producing capital projects (so-called "double-barrel" debt) for executive branch agencies and institutions of higher learning. Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is


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

limited to an amount equal to 1.15 times the avenge annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

     Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project. The repayment of debt issued by the Virginia Public Building Authority, the Virginia College Building Authority 21st Century College and Equipment Program, The Innovative Technology Authority and the Virginia Biotechnology Research Park Authority is supported in large part by General Fund appropriations.

     The Commonwealth Transportation Board has issued various series of bonds authorized under the State Revenue Bond Act. These bonds are secured by and are payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds that are secured by a portion of the Transportation Trust Fund.

     Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

     Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority bonds, Virginia Public School Authority bonds, and Virginia Resources Authority bonds are secured in part by a moral obligation pledge of Virginia. Should the need arise, Virginia may consider finding deficiencies in the respective debt service reserves for such moral obligation debt but the General Assembly is not legally required to make any appropriation for such purpose. To date, none of these authorities has advised Virginia that any such deficiencies exist.

     As of June 30, 2005, local government in Virginia was comprised of 95 counties, 39 incorporated cities, and 190 incorporated towns. Virginia is unique among the several states in that cities and counties are independent, and their land areas do not overlap. The largest expenditures by local governments in Virginia are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities. The Virginia Constitution imposes numerous restrictions on local indebtedness, affecting both its incurrence and amount.

     Most recently, Moody's Investor's Service has rated the long-term general obligation bonds of Virginia Aa1, and Standard & Poor's has rated such bonds AA+, and Fitch Ratings has rated such bonds AA+. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. See the Appendix to this SAI.

     On January 24, 2006, newly inaugurated Governor Kaine presented executive amendments to the 2006 Budget Bill for the 2006-2008 biennium presented by his predecessor. The 2006 Budget Bill amendments included a number of actions resulting in an estimated General Fund savings of $7.6 million. The House and Senate were unable to reach agreement on the 2006-2008 biennial budget amendments. The Governor called a special session of the 2006 General Assembly and on June 20, 2006, the General Assembly passed a compromised amended budget for the 2006-2008 biennial.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN WEST VIRGINIA AND/OR SPECIAL FACTORS AFFECTING THE WEST VIRGINIA FUND

     Being invested primarily in West Virginia Municipal Securities, the West Virginia Municipal Bond Fund is subject to the risks of West Virginia's economy and of the financial condition of its state and local governments and their agencies.

     West Virginia's economy is relatively stable and has shown some improvement since late 2003, but growth of the State's economy over the long term is forecast to be relatively slow and significant challenges lie ahead. It is rooted in old economy industries which are undergoing significant consolidation and change. Coal mining, chemicals and manufacturing make up an important part of the economy. While an increase in coal prices has caused an increase in coal mining activity and employment, the coal industry continues to be under increased scrutiny and the use of coal faces future regulatory requirements, which may affect the economic feasibility of conducting mining operations in the future. Although in 2005 West Virginia posted its fastest year-to-year job growth since 2000, the rate of growth was less than the national rate. The State in 2005 continued to lose jobs in manufacturing, although at a slower pace than in 2004, with the severest losses in chemicals and steel. For the first eleven months of 2006, the total number of manufacturing jobs has remained relatively stable. There has been significant job growth in the service industries, with the fastest growth being in leisure and hospitality and trade, transportation and utilities. State and local governments continue to make concentrated efforts to encourage diversification of the State's economy with some success; and legislation adopted implementing some tort reform and the privatization of the workers' compensation system appears to have engendered a more favorable view of the State in the business community. In November 2006, West Virginia's seasonally adjusted unemployment rate was 5.1 percent compared to the national rate of 4.7 percent.

     In recent years, the State and most local governments have had adequate financial resources but not without struggling to keep expenses in line with revenues. While the State had a significant surplus at the end of its most recent fiscal year, which ended June 30, 2006, the State continues to face significant future financial challenges, including substantial unfunded pension liabilities. With minimal population growth, population shifting away from the State's cities, the continuing decline in school enrollment, and an aging population, the state and local governments and school boards continue to struggle to fund operations, cover health care costs, make capital and infrastructure improvements and support public education.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN STATE SPECIFIC MUNICIPAL BOND
FUNDS

     The U.S. Supreme Court may take action and hold, either directly or indirectly, as unconstitutional the preferential tax treatment by many states of their bonds and of the bonds of their political subdivisions as compared to the treatment by these states of the bonds of other states. As a result, states may be required to treat the interest on such bonds (and other obligations) held by a Fund as taxable income at the state and local level. Such treatment may subject shareholders to increased state and local taxes and cause the market value of such bonds (and other obligations) to decline.

DIVERSIFICATION AND CONCENTRATION

     The Tax-Free Bond Funds are non-diversified funds under the 1940 Act. This means they may concentrate their investments in the securities of a limited number of issuers. Under the Internal Revenue Code of 1986, as amended, at the end of each fiscal quarter each Tax-Free Bond Fund must nevertheless diversify its portfolio such that, with respect to 50% of its total assets, not more than 25% of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies), and with respect to the remainder of its total assets, no more than 5% of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies). Because of the relatively small number of issuers of Kentucky Tax-Exempt Obligations, Maryland Tax-Exempt Obligations, North Carolina Tax-Exempt Obligations, South Carolina Tax-Exempt Obligations, Virginia Tax-Exempt Obligations, and West Virginia Tax-Exempt Obligations, the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, and the West Virginia Fund are more likely to invest a higher percentage of their assets in the securities of a single issuer than is an investment company that invests in a broad range of tax-exempt securities. This concentration involves an increased risk of loss to a Tax-Free Bond Fund if the issuer is unable to make interest or principal payments or if the value of such securities declines, and consequently may cause greater fluctuation in the net asset value of the Tax-Free Bond Fund's Shares.

ADDITIONAL INFORMATION

The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of each Fund. This summary is based on tax laws and regulations which are in effect on the date of this SAI; such laws and regulations may be changed by legislative or administrative action, and such changes may be retroactive.

No attempt is made to present a detailed explanation of the federal income tax treatment of each Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation, including the potential application of foreign, state and local taxes.

                            MANAGEMENT OF BB&T FUNDS

The Funds are managed under the direction of the Board of Trustees. Subject to the provisions of the Declaration of Trust, By-laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of Trust officers.

The Trustees and officers of the Funds, their ages, the position they hold with the BB&T Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street Mall, Raleigh, North Carolina 27601.

                              INDEPENDENT TRUSTEES

                                                                                                     (5)
                                                                                                  NUMBER OF
                                                          (3)                                    PORTFOLIOS
                                      (2)               TERM OF                                    IN FUND          (6)
                                  POSITION(S)         OFFICE AND                 (4)               COMPLEX         OTHER
             (1)                   HELD WITH           LENGTH OF        PRINCIPAL OCCUPATION      OVERSEEN     DIRECTORSHIPS
    NAME, ADDRESS AND AGE          THE FUNDS          TIME SERVED      DURING THE LAST 5 YEARS   BY TRUSTEE   HELD BY TRUSTEE
----------------------------   ----------------   ------------------   -----------------------   ----------   ---------------
Thomas W. Lambeth              Trustee Chairman   Indefinite,          From January 2001 to          30       None
700 Yorkshire Road             of the Board of    8/92 - Present       present, Senior Fellow,
Winston-Salem, NC 27106        Trustees                                Z. Smith Reynolds
Birthdate: 01/35                                                       Foundation; from 1978
                                                                       to January 2001,
                                                                       Executive Director, Z.
                                                                       Smith Reynolds
                                                                       Foundation.

Drew T. Kagan                  Trustee            Indefinite,          From December 2003 to         30       None
Montecito Advisors, Inc.                          8/00 - Present       present, President and
810 N. Jefferson St.,                                                  Director, Montecito
Ste 101.                                                               Advisors, Inc.; from
Lewisburg, WV 24901                                                    March 1996 to December
Birthdate: 02/48                                                       2003, President,
                                                                       Investment Affiliate,
                                                                       Inc.; March 1992 to
                                                                       March 1996, President,
                                                                       Provident Securities &
                                                                       Investment Co.

Laura C. Bingham               Trustee            Indefinite,          From July 1998 to             30       None
Peace College                                     2/01 - Present       present, President of
Office of the President                                                Peace College.
15 East Peace Street
Raleigh, NC 27604-1194
Birthdate: 11/56

Douglas R. Van Scoy            Trustee            Indefinite           Retired; from November        30       None
841 Middle St                                     5/04 - present       1974 to July 2001,
Sullivans Island, SC 26481                                             employee of Smith
Birthdate: 11/43                                                       Barney (investment
                                                                       banking), most recently
                                                                       as the Director of
                                                                       Private Client Group
                                                                       and Senior Executive
                                                                       Vice President

James L. Roberts               Trustee            Indefinite           Retired; from November        30       None
P.O. Box 4165                                     11/04 - present      2006 to present,
Breckenridge, CO 80424                                                 Director, Grand
Birthdate: 11/42                                                       Mountain Bancshares,
                                                                       Inc.; from January 1999
                                                                       to December 2003,
                                                                       President, CEO and
                                                                       Director, Covest
                                                                       Bancshares, Inc.

                                      INTERESTED TRUSTEES

*Keith F. Karlawish            Trustee            Indefinite, 6/06 -   From May 2002 to              30       N/A
BB&T Asset Management, Inc.                       Present              present, President,
434 Fayetteville Street Mall                                           BB&T Asset Management,
P.O. Box 29575                                                         Inc.; from 1996 to
Raleigh, NC 27626-0575                                                 2002, Senior Vice
Birthdate: 08/64                                                       President and Director
                                                                       of Fixed Income, BB&T
                                                                       Asset Management

-----------
* Mr. Karlawish is treated by the Funds as an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Karlawish is an "interested person" because he owns shares of BB&T Corporation and is the President of BB&T Asset Management, Inc., the Adviser.

     The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of the Distributor, PFPC Inc., BB&T Asset Management or BB&T, receives any compensation from BB&T Funds for acting as a Trustee.

     Mr. Ward serves as Chief Compliance Officer. Mr. Ward's compensation is reviewed and approved by the Board and paid by BB&T Asset Management, subject to an Administration Agreement between BB&T Asset Management and the Trust. The fee paid pursuant to the Administration Agreement by the Funds is not indicative of the total compensation received by Mr. Ruehle.

                                    OFFICERS

                                                                                                     (5)
                                                                                                  NUMBER OF
                                                          (3)                                    PORTFOLIOS
                                      (2)               TERM OF                                    IN FUND          (6)
                                  POSITION(S)         OFFICE AND                 (4)               COMPLEX         OTHER
             (1)                   HELD WITH           LENGTH OF        PRINCIPAL OCCUPATION      OVERSEEN     DIRECTORSHIPS
    NAME, ADDRESS AND AGE          THE FUNDS          TIME SERVED      DURING THE LAST 5 YEARS   BY TRUSTEE   HELD BY TRUSTEE
----------------------------   ----------------   ------------------   -----------------------   ----------   ---------------
Keith F. Karlawish             President          Indefinite,          From May 2002 to          N/A          N/A
Birthdate: 08/64                                  2/05-Present         present, President,
                                                                       BB&T Asset Management,
                                                                       Inc.; from 1996 to
                                                                       2002, Senior Vice
                                                                       President and Director
                                                                       of Fixed Income, BB&T
                                                                       Asset Management, Inc.

James T. Gillespie             Vice President,    Indefinite,          From February 2005 to     N/A          N/A
Birthdate: 11/66               Secretary          5/02-Present,        present, Vice President
                                                  8/06-Present         and Manager of Mutual
                                                                       Fund Administration,
                                                                       BB&T Asset Management,
                                                                       Inc.; from February
                                                                       1992 to 2005, employee
                                                                       of BISYS Fund Services

E.G. Purcell, III              Vice President     Indefinite,          From 1995 to present,     N/A          N/A
Birthdate: 01/55                                  11/00-Present        Senior Vice President,
                                                                       BB&T Asset Management,
                                                                       Inc. and its
                                                                       predecessors

Todd M. Miller                 Vice President     Indefinite,          From June 2005 to         N/A          N/A
Birthdate: 9/71                                   8/05-Present         present, Mutual Fund
                                                                       Administrator, BB&T
                                                                       Asset Management; from
                                                                       May 2001 to May 2005,
                                                                       Manager, BISYS Fund
                                                                       Services

Andrew J. McNally              Treasurer          Indefinite,          From December 2000 to     N/A          N/A
Birthdate: 12/70                                  4/07-Present         present, Vice President
                                                                       and Senior Director,
                                                                       Fund Accounting and
                                                                       Administration
                                                                       Department, PFPC Inc.

Clinton L. Ward                Chief              Indefinite,          From July 2004 to         N/A          N/A
Birthdate: 11/69               Compliance and     4/07-Present         present, Chief
                                                                       Compliance Officer and
                                                                       Secretary,

                                                                                                     (5)
                                                                                                  NUMBER OF
                                                          (3)                                    PORTFOLIOS
                                      (2)               TERM OF                                    IN FUND          (6)
                                  POSITION(S)         OFFICE AND                 (4)               COMPLEX         OTHER
             (1)                   HELD WITH           LENGTH OF        PRINCIPAL OCCUPATION      OVERSEEN     DIRECTORSHIPS
    NAME, ADDRESS AND AGE          THE FUNDS          TIME SERVED      DURING THE LAST 5 YEARS   BY TRUSTEE   HELD BY TRUSTEE
----------------------------   ----------------   ------------------   -----------------------   ----------   ---------------
                               Anti-Money                              BB&T Asset Management,
                               Laundering                              Inc.; from January 2002
                               Officer                                 to July, 2004,
                                                                       Compliance Analyst,
                                                                       Wachovia Bank, N.A.;
                                                                       from November 1999 to
                                                                       January 2002,
                                                                       Compliance Manager -
                                                                       Mutual Fund Compliance,
                                                                       Banc of America Capital
                                                                       Management, LLC.

Avery Maher                    Assistant          Indefinite           From March 2006 to         N/A         N/A
Birthdate: 02/45               Secretary          4/07-Present         present, Vice President
                                                                       and Counsel, Regulatory
                                                                       Administration
                                                                       Department, PFPC Inc.;
                                                                       from October 2004 to
                                                                       August 2005, Vice
                                                                       President and Assistant
                                                                       General Counsel,
                                                                       JPMorgan Asset
                                                                       Management; from 1992 to
                                                                       2004, Second Vice
                                                                       President and Assistant
                                                                       Secretary, John Hancock
                                                                       Advisers, LLC.

For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Trust are listed in the following table:

                        POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL
      NAME                            UNDERWRITERS OF THE FUNDS
      ----           ---------------------------------------------------------
Keith F. Karlawish   BB&T Asset Management, Inc., President
James T. Gillespie   BB&T Asset Management, Inc., Vice President
Andrew J. McNally    PFPC Inc., Vice President and Senior Director, Fund
                     Accounting and Administration Department
E.G. Purcell, III    BB&T Asset Management, Inc., Senior Vice President
Todd Miller          BB&T Asset Management, Inc., Mutual Funds Administrator
Clinton L. Ward      BB&T Asset Management, Inc., Chief Compliance Officer and
                     Secretary
Avery Maher          PFPC Inc., Vice President and Counsel, Regulatory
                     Administration Department

The officers of BB&T Funds receive no compensation directly from BB&T Funds for performing the duties of their offices. BB&T Asset Management, Inc. receives fees from BB&T Funds for acting as Administrator and PFPC Inc. receives fees from BB&T Funds for acting as Transfer Agent and for providing fund accounting services to BB&T Funds. In addition, PFPC Inc. receives fees from the Administrator for acting as Sub-Administrator.

COMMITTEES OF THE BOARD OF TRUSTEES

AUDIT COMMITTEE

The purposes of the Audit Committee are to oversee the Trust's accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; to consider the selection of independent registered public accounting firm for the Trust and the scope of the audit; and to act as a liaison between the Trust's independent registered public accounting firm and the full Board of Trustees. Messrs. Kagan, Lambeth, Roberts, and Van Scoy, and Ms. Bingham serve on this Committee; Mr. Kagan serves as chair of the Audit Committee. For the fiscal year ended September 30, 2006, there were four meetings of the Audit Committee.

NOMINATIONS COMMITTEE

The purpose of the Nominations Committee is to recommend qualified candidates to the Board in the event that a position is vacated or created. Messrs. Kagan, Lambeth, Roberts, and Van Scoy and Ms. Bingham serve on this committee; Mr. Lambeth serves as chair of the Nominations Committee. The Nominations Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominations Committee in care of BB&T Funds. For the fiscal year ended September 30, 2006, there were two meetings of the Nominations Committee.

SECURITIES OWNERSHIP

For each Trustee, the following tables discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund's family of investment companies as of December 31, 2006.

The following table shows information for Trustees who are not "interested persons" of BB&T Funds as defined in the 1940 Act:

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                  SECURITIES IN ALL REGISTERED
                                                                                INVESTMENT COMPANIES OVERSEEN BY
                                                     DOLLAR RANGE OF EQUITY   TRUSTEE IN THE FAMILY OF INVESTMENT
  NAME OF TRUSTEE               FUND NAME            SECURITIES IN THE FUND                COMPANIES
  ---------------     ----------------------------   ----------------------   -----------------------------------
Thomas W. Lambeth     Mid Cap Growth Fund            $1-$10,000               $1-$10,000

Drew T. Kagan         Large Cap Fund                 $10,001-$50,000          >$100,000
                      West Virginia Fund             >$100,000

Laura C. Bingham      North Carolina Tax-Free Fund   $10,001-$50,000          $10,001-$50,000
                      Special Opportunities Fund     $10,001-$50,000

James L. Roberts      Small Cap Fund                 $10,001-$50,000          >$100,000
                      Total Return Bond Fund         $10,001-$50,000
                      Intermediate U.S. Government   $50,001-$100,000

Douglas Van Scoy      Large Cap Fund                 $50,001-$100,000         >$100,000
                      Large Cap Growth Fund          $50,001-$100,000

The following table shows information for Trustees who are "interested persons" of BB&T Funds as defined in the 1940 Act:

Kenneth L. Miller*    Large Cap Fund                 >$100,000                >$100,000
                      Mid Cap Growth Fund            >$100,000
                      International Equity Fund      $50,001-$100,000
                      Growth Fund                    $50,001-$100,000

Keith F. Karlawish    Large Cap Fund                 $50,001-$100,000         >$100,000
                      Large Cap Growth Fund          $10,001-$50,000
                      Mid Cap Value Fund             $10,001-$50,000
                      Mid Cap Growth Fund            $10,001-$50,000
                      International Equity Fund      $10,001-$50,000
                      Special Opportunities Fund     $10,001-$50,000
                      Equity Income Fund             $10,001-$50,000
                      Prime Money Market Fund        $10,000-$50,000
                      U.S. Treasury Fund             $1-$10,000
                      Capital Manager Equity Fund    $10,001-$50,000

----------
* Figures are for the calendar year ended December 31, 2005. Mr. Miller retired as a trustee of the BB&T Funds on June 4, 2006.

As of January 2, 2007, the Officers and Trustees owned less than 1% of any class of any Fund.

TRUSTEE COMPENSATION

                            AGGREGATE                                                       TOTAL COMPENSATION
                        COMPENSATION FROM                                                  FROM FUNDS AND FUND
                               THE                                                           COMPLEX PAID TO
                      FUNDS FOR THE FISCAL     PENSION OR RETIREMENT    ESTIMATED ANNUAL     TRUSTEES FOR THE
  NAME OF PERSON,          YEAR ENDING       BENEFITS ACCRUED AS PART     BENEFITS UPON     FISCAL YEAR ENDING
      POSITION         SEPTEMBER 30, 2006        OF FUND EXPENSES          RETIREMENT       SEPTEMBER 30, 2006
-------------------   --------------------   ------------------------   ----------------   -------------------
Thomas W. Lambeth          $34,936.00                  None                   None              $34,936.00
Drew T. Kagan              $42,934.50                  None                   None              $42,934.50

Laura C. Bingham           $32,156.00                  None                   None              $32,156.00
Douglas R. Van Scoy        $32,156.00                  None                   None              $32,156.00
James L. Roberts           $32,156.00                  None                   None              $32,156.00
Kenneth L. Miller*               None                  None                   None                    None
Keith F. Karlawish               None                  None                   None                    None

----------
*    Mr. Miller retired as a trustee of the BB&T Funds on June 4, 2006.

CODE OF ETHICS

     BB&T Funds, BB&T Asset Management, UBS Global Asset Management (Americas) Inc., Federated Investment Management Company, Scott & Stringfellow, Inc., Sterling Capital Management LLC., and BB&T AM Distributors, Inc. have each adopted a code of ethics ("Codes") pursuant to Rule 17j-1 of the 1940 Act, and these Codes permit personnel covered by the Codes to invest in securities, including securities that may be purchased or held by each Fund, subject to certain restrictions.

INVESTMENT ADVISER

     Investment advisory and management services are provided to each Fund of BB&T Funds by BB&T Asset Management pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated as of February 1, 2001.

     Under the Advisory Agreement between BB&T Funds and BB&T Asset Management, the fee payable to BB&T Asset Management by each Fund, for investment advisory services is the lesser of: (a) a fee computed daily and paid monthly at the annual rate of twenty-five one hundredths of one percent (0.25%) of the National Tax-Free Money Market Fund's average daily net assets; forty one hundredths of one percent (0.40%) of the Prime Money Market Fund's and the U.S. Treasury Fund's average daily net assets; sixty one-hundredths of one percent (0.60%) of each of the Bond Funds' (except the West Virginia Fund) average daily net assets; forty-five one-hundredths of one percent (0.45%) of the West Virginia Fund's average daily net assets; and seventy-four one-hundredths of one percent (0.74%) of the Large Cap Fund's average daily net assets; one percent (1.00%) of the Small Cap Fund's and International Equity Funds' average daily net assets; seventy-four one-hundredths of one percent (0.74%) of the Mid Cap Growth Fund's average daily net assets; seventy-four one-hundredths of one percent (0.74%) of the Mid Cap Value Fund's average daily net assets; seventy one-hundredths of one percent (0.70%) of the Equity Income Fund's average daily net assets; eighty one-hundredths of one percent (0.80%) of the Special Opportunities Fund; and twenty-five one-hundredths of one percent (0.25%) of each Funds of Funds' average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by BB&T Funds and BB&T Asset Management. A fee agreed to in writing from time to time by BB&T Funds and BB&T Asset Management may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the fund during the period when such lower fee is in effect.

     The Advisory Agreement provides that BB&T Asset Management shall not be liable for any error of judgment or mistake of law or for any loss suffered by BB&T Funds in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of BB&T Asset Management in the performance of its duties, or from reckless disregard by BB&T Asset Management of its duties and obligations thereunder.

     Unless sooner terminated, the Advisory Agreement will continue in effect as to each of the Funds from year to year if such continuance is approved at least annually by BB&T Funds' Board of Trustees or by vote of the holders of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Advisory Agreement is terminable as to a particular Fund at any time upon 60 days written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding Shares of that Fund, or by BB&T Asset Management. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

     For the fiscal years ended September 30, 2006, September 30, 2005, and September 30, 2004, the Adviser received the following investment advisory fees:

                                                  SEPTEMBER 30, 2006          SEPTEMBER 30, 2005      SEPTEMBER 30, 2004
                                                ---------------------       ---------------------   ---------------------
                                                   PAID       WAIVED           PAID       WAIVED       PAID       WAIVED
                                                ---------   ---------       ---------   ---------   ---------   ---------
Large Cap Fund ..............................   4,734,731     340,766       4,611,048     481,749   4,083,335     576,267

                                                  SEPTEMBER 30, 2006          SEPTEMBER 30, 2005      SEPTEMBER 30, 2004
                                                ---------------------       ---------------------   ---------------------
                                                   PAID       WAIVED           PAID       WAIVED       PAID       WAIVED
                                                ---------   ---------       ---------   ---------   ---------   ---------
Large Cap Growth Fund .......................   2,488,951     180,419       2,521,240     263,412   2,272,575     320,811
Mid Cap Value Fund ..........................   1,443,919     102,798       1,413,636     147,693   1,184,356     167,725
Mid Cap Growth Fund .........................   1,029,434      73,899         879,120      91,848     806,147     115,682
Small Cap Fund ..............................     707,337     237,497*        522,953     130,739     491,835      80,664
International Equity Fund ...................   2,222,493     246,941       2,160,364     240,039   2,096,626     175,993
Special Opportunities Equity Fund ...........   1,539,712          --       1,218,109          --     430,781      93,561
Equity Income Fund** ........................     710,045          --         286,376     112,886      27,002      20,252
Short Fund ..................................     610,666     203,556         855,305     285,102     972,217     277,956
Intermediate U.S. Government Fund ...........   2,260,771     519,609       2,995,689     599,132   2,594,343     518,815
Total Return Bond Fund ......................   2,498,506     584,078       1,743,096     348,616   1,294,243     258,823
Kentucky Intermediate Tax-Free Fund .........      62,913      34,028          59,486      45,268      34,914      65,908
Maryland Intermediate Tax-Free Fund*** ......      31,455      31,993          19,983      45,972          --      45,175
North Carolina Intermediate Tax-Free Fund ...     501,110     167,037         513,242     171,078     570,463     162,887
South Carolina Intermediate Tax-Free Fund ...      85,470      34,377          90,995      32,482     101,991      33,997
Virginia Intermediate Tax-Free Fund .........     353,740     117,913         362,051     120,684     384,493     109,661
West Virginia Intermediate Tax-Free Fund ....     303,144          --         323,029          --     358,251          --
Prime Money Market Fund .....................   3,390,385   1,286,009       2,917,382   1,060,743   3,121,650   1,040,444
U.S. Treasury Money Market Fund .............   1,795,774     893,817       2,546,773   1,091,482   3,321,997   1,307,050
National Tax-Free Money Market Fund**** .....     (23,176)     65,002*****        N/A         N/A         N/A         N/A
Prime Money Market Fund .....................   1,795,774     893,817       2,917,382   1,060,743   3,121,650   1,040,444
Capital Manager Conservative Growth Fund ....          --     209,164          40,627     164,632     111,112      74,068
Capital Manager Moderate Growth Fund ........          --     246,015          39,496     173,119      94,430      62,949
Capital Manager Growth Fund .................          --     193,672          21,618     138,327      56,469      59,675
Capital Manager Equity Fund .................          --     105,179           3,302      85,363      16,839      47,688

----------
* $48,529 of this amount relates to amounts waived by the Investment Adviser related to the Small Company Value Fund and the Small Company Growth Fund merger.

**   Fund commenced operations June 30, 2004.

***  Investment Adviser reimbursed the Fund $3,476 in 2004.

**** Fund commenced operations August 1, 2006.

***** $56,637 of this amount relates to fees waived by the Investment Adviser related to organizational fees.

     BB&T reorganized its investment advisory division as BB&T Asset Management, a separate, wholly owned subsidiary of BB&T Corporation, a financial holding company and parent of BB&T. BB&T Asset Management has replaced BB&T as the investment adviser to BB&T Funds. Management and investment advisory personnel of BB&T that provided investment management services to BB&T Funds now do so as the personnel of BB&T Asset Management.

     The Funds bear all cost of their organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Funds' plans of distribution; fees and expenses of custodian including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Funds (including and allocable portion of the cost of the Adviser's employees rendering such services to the Funds); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meeting; trade association memberships; insurance premiums; and any extraordinary expenses.

     Pursuant to the American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 98-5, any Fund organizational or start-up costs incurred on or after January 1, 1999 will be expensed as they are incurred.

     The portfolio managers of each Fund are assisted in the management of their respective Funds by one of four portfolio management teams: Fixed Income, Value Equity, Growth Equity, and Balanced. The Fixed Income Team, consisting of Robert
F. Millikan, CFA, (Director), Carrie R. Breswitz, Brad D. Eppard, CFA, David T. Johnson, Kevin E. McNair, CFA, Michael D. Nichols, CFA, and Justin B. Nicholson, assists in the management of the Bond Funds and the Money Market Funds. The Value Equity Team, consisting of Rick B. Jones, CFA (Director), Daniel J. Kane, CFA, Robert A. Gowen, and John T. Kvantas, CFA, assists in the management of the Small Cap Fund. The Growth Equity Team, consisting of Jeffrey J. Schappe, CFA (Chief Investment Officer), Brandon W. Carl, David P. Nolan, Keith L. Maher, CFA, and Michele H. Van Dyke, assists in the management of the the Mid Cap Growth Fund and the Small Company Growth Fund. The Balanced Team, consisting of Jeffrey J. Schappe, CFA, (Chief Investment Officer), Rick B. Jones, CFA, Eric L. Farls, CFA, and Robert F. Millikan, CFA, assists in the management of the Funds of Funds.

SUB-ADVISERS

     Special Opportunities Fund and Equity Income Fund. Investment sub-advisory and management services are provided to the Special Opportunities Fund and the Equity Income Fund by Scott & Stringfellow, Inc. ("Scott & Stringfellow"), a wholly owned subsidiary of BB&T Corporation, pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") dated as of May 16, 2003 (Schedule A dated May 21, 2004) between BB&T Asset Management and Scott & Stringfellow.

     For its services and expenses incurred under the Sub-Advisory Agreement, Scott & Stringfellow is entitled to a fee, payable by BB&T Asset Management. The fee is computed daily and paid monthly at the annual rates of 0.48% and 0.42% of the average daily net assets of the Special Opportunities Fund and the Equity Income Fund, respectively. For the fiscal years ended September 30, 2006, 2005 and 2004, BB&T paid Scott & Stringfellow $836,873, $613,857 and $264,243, respectively, for sub-advisory services to the Special Opportunities Equity Fund. For the fiscal years ended September 30, 2006, 2005 and 2004, BB&T paid Scott & Stringfellow $375,076, $199,875 and $23,766, respectively, for sub-advisory services to the Equity Income Fund.

     Unless sooner terminated, the Sub-Advisory Agreement will continue in effect from year to year if such continuance is approved at least annually by BB&T Funds' Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Sub-Advisory Agreement is terminable at any time without penalty, on 60 days' written notice by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, by Scott & Stringfellow, or by BB&T Asset Management. The Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. Sub-advisory fees payable to Scott & Stringfellow are borne exclusively by BB&T Asset Management as Adviser to the Special Opportunities Fund and the Equity Income Fund.

     International Equity Fund. Investment sub-advisory and management services are provided to the International Equity Fund by

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") pursuant to an investment sub-advisory agreement with BB&T Asset Management (the "Sub-Advisory Agreement") between BB&T Asset Management and UBS Global AM.

     For its services and expenses incurred under the Sub-Advisory Agreement, UBS Global AM is entitled to a fee payable by BB&T Asset Management. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the International Equity Fund's average daily net assets):

On the first $50 million   0.48%
On the next $50 million    0.42%
Over $100 million          0.38%

     For the fiscal years ended September 30, 2006, 2005 and 2004, BB&T paid UBS Global AM $903,982, $968,540 and $770,647, respectively, for sub-advisory services to the International Equity Fund.

     UBS Global AM, located at One North Wacker Drive, Chicago, IL 60606, began managing institutional assets in 1974 through its predecessor entities, including Brinson Partners, Inc. and First Chicago Investment Advisors. Swiss Bank Corporation ("SBC") acquired the firm in 1995. In 1998, SBC merged with Union Bank of Switzerland to form UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of September 30, 2006, UBS Global AM had approximately $143 billion in assets under management and the Group had approximately $658 billion in assets under management.

     Prior to April 28, 2003, investment sub-advisory and management services were provided to the International Equity Fund by BlackRock International Limited, an indirect majority-owned subsidiary of PNC Financial Services Group, Inc., pursuant to a sub-advisory agreement dated as of February 1, 2001 between BB&T Asset Management and BlackRock International.

     Prime Money Market Fund and National Tax-Free Money Market Fund. Investment sub-advisory and management services are provided to the Prime Money Market Fund and the National Tax-Free Money Market Fund by Federated Investment Management Company ("FIMC"), a wholly-owned subsidiary of FII Holdings, Inc., pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") dated as of February 1, 2001, between BB&T Asset Management and FIMC.

     For its services and expenses incurred under the Sub-Advisory Agreement, FIMC is entitled to a fee, payable by BB&T Asset Management. For the Prime Money Market Fund, the fee is computed and paid monthly at the annual rate of seven one-hundredths of one percent (0.07%) of the Prime Money Market Fund's average daily net assets, subject to a minimum of $250,000 per year (such minimum to be applied on an aggregate basis for the Prime Money Market Fund and the National Tax-Free Money Market Fund), or such lower fee as may be agreed upon in writing by BB&T Asset Management and FIMC. For the National Tax-Free Money Market Fund, the fee is computed and paid monthly at the annual rate of ten one-hundredths of one percent (0.10%) of the National Tax-Free Money Market Fund's average daily net assets up to $500 million, and at an annual rate of eight one-hundredths of one percent (0.08%) for amounts in excess of $500 million, subject to a minimum of $250,000 per year (such minimum to be applied on an aggregate basis for the Prime Money Market Fund and the National Tax-Free Money Market Fund), or such lower fee as may be agreed upon in writing by BB&T Asset Management and FIMC.

     The Sub-Advisory Agreement will continue from year to year if such continuance is approved at least annually by BB&T Funds' Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Sub-Advisory Agreement is terminable at any time without penalty, by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, or on 60 days' written notice by FIMC or by BB&T Asset Management. The Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. For the fiscal years ended September 30, 2006, 2005, and 2004, BB&T Asset Management paid FIMC $799,310, $828,966 and $781,878, respectively, for sub-advisory services to the Prime Money Market Fund. For the fiscal year ended September 30, 2006, BB&T Asset Management paid FIMC $8,499 for sub-advisory services to the National Tax-Free Money Market Fund.

     BB&T Mid Cap Value Fund and Total Return Bond Fund. Investment sub-advisory and management services are provided to the BB&T Mid Cap Value Fund and the Total Return Bond Fund by Sterling Capital Management LLC ("Sterling Capital"), an affiliate of BB&T Asset Management, pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") dated as of July 18, 2005, between BB&T Asset Management and Sterling Capital.

     In consideration for the services provided and expenses assumed under the Sterling Capital Investment Sub-Advisory Agreement, BB&T Asset Management has agreed to pay Sterling Capital a fee, computed daily and paid monthly, at an annual rate of 0.42% of the average daily net assets of the Mid Cap Value Fund, and at an annual rate of 0.25% of the average daily net assets of the Total

Return Bond Fund. For the fiscal years ended September 30, 2006 and 2005 BB&T Asset Management paid Sterling Capital $851,475 and $98,615, respectively, for sub-advisory services to the Mid Cap Value Fund. For the fiscal years ended September 30, 2006 and 2005, BB&T Asset Management paid Sterling Capital $1,267,061 and $122,700, respectively, for sub-advisory services to the Total Return Bond Fund. For the fiscal year ended September 30, 2004, BB&T Asset Management made no payments to Sterling Capital.

     The Sub-Advisory Agreement will continue in effect from year to year if such continuance is approved at least annually by BB&T Funds' Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Sub-Advisory Agreement is terminable at any time without penalty, by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, or on 60 days' written notice by Sterling Capital or by BB&T Asset Management. The Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. BB&T Asset Management will bear the sole responsibility for the payment of the sub-advisory fee to Sterling Capital.

     From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of BB&T Funds may include descriptions of each Sub-Adviser including, but not limited to, (i) descriptions of the Sub-Adviser's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the Sub-Adviser's operations.

PORTFOLIO MANAGERS

The portfolio managers identified under "Investment Management" in each Prospectus are responsible for the day-to-day management of the Funds. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund(s) for which he or she serves as portfolio manager. Information regarding these accounts is set forth below.

                           NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                            AS OF SEPTEMBER 30, 2006*
                     -----------------------------------------------------------------------
                        OTHER REGISTERED          OTHER POOLED
PORTFOLIO MANAGER     INVESTMENT COMPANIES     INVESTMENT VEHICLES        OTHER ACCOUNTS
-----------------    ---------------------   ----------------------   ----------------------
Ronald T. Rimkus     Number: 1               Number: 2                Number: 2
                     Assets: $110 million    Assets: $287 million     Assets: $9.9 million
Jeffrey J. Schappe   Number: 1               Number: 1                Number: 0
                     Assets: $17 million     Assets: $1,454 million   Assets: N/A
Timothy P. Beyer     Number: 1               Number: 0                Number: 15
                     Assets: $25.4 million   Assets: N/A              Assets: $353.2 million
David Nolan          Number: 2               Number: 0                Number: 1
                     Assets: $53 million     Assets: N/A              Assets: $4 million
John Kvantas         Number: 0               Number: 0                Number: 3
                     Assets: N/A             Assets: N/A              Assets: $69.8 million
Thomas Madsen        Number: 3               Number: 67               Number: 19
                     Assets: $896 million    Assets: $9,499 million   Assets: $3,858 million
George F. Shipp      Number: 1               Number: 0                Number: 2,480
                     Assets: $20 million     Assets: N/A              Assets: $980 million
Kevin McNair         Number: 0               Number: 0                Number: 20
                     Assets: N/A             Assets: N/A              Assets: $440 million
Brad D. Eppard       Number: 0               Number: 0                Number: 7
                     Assets: N/A             Assets: N/A              Assets: $192 million
David M. Ralston     Number: 1               Number: 0                Number: 21
                     Assets: $21.6 million   Assets: N/A              Assets: $1,002 million
Robert Millikan      Number: 1               Number: 0                Number: 10
                     Assets: $17 million     Assets: N/A              Assets: $150 million
Will Gholston        Number: 1               Number: 3                Number: 0
                     Assets: $17 million     Assets: $1,454 million   Assets: N/A

----------
* If an account has a co-manager, the total number of accounts and assets has been allocated to each respective manager. Therefore, some accounts and assets have been counted more than once.

As of September 30, 2006, the following portfolio managers managed the following numbers of accounts in each of the indicated categories, having the indicated total assets, with respect to which the advisory fee is based on the performance of the account.

                                       PERFORMANCE BASED ADVISORY FEES
                         NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                          AS OF SEPTEMBER 30, 2006
                     ------------------------------------------------------------------
                        OTHER REGISTERED         OTHER POOLED
PORTFOLIO MANAGER     INVESTMENT COMPANIES   INVESTMENT VEHICLES      OTHER ACCOUNTS
-----------------    ---------------------   -------------------   --------------------
Ronald T. Rimkus     Number: None            Number: None          Number: None
                     Assets: N/A             Assets: N/A           Assets: N/A
Jeffrey J. Schappe   Number:                 Number:               Number:
                     Assets:                 Assets:               Assets:
Timothy P. Beyer     Number: None            Number: None          Number: None
                     Assets: N/A             Assets: N/A           Assets: N/A
David Nolan          Number: None            Number: None          Number: None
                     Assets: N/A             Assets: N/A           Assets: N/A
John Kvantas         Number: None            Number: None          Number: None
                     Assets: N/A             Assets: N/A           Assets: N/A
Thomas Madsen        Number: None            Number: 1             Number: None
                     Assets: N/A             Assets: $15 million   Assets:  N/A
George F. Shipp      Number: None            Number: None          Number: None
                     Assets: N/A             Assets: N/A           Assets: N/A
Kevin McNair         Number: None            Number: None          Number: None
                     Assets: N/A             Assets: N/A           Assets: N/A
Brad D. Eppard       Number: None            Number: None          Number: None
                     Assets: N/A             Assets: N/A           Assets: N/A
David M. Ralston     Number: None            Number: None          Number: 1
                     Assets: N/A             Assets: N/A           Assets: $1.8 million
Robert Millikan      Number: None            Number: None          Number: None
                     Assets: N/A             Assets: N/A           Assets: N/A
Will Gholston        Number: None            Number: None          Number: None
                     Assets: N/A             Assets: N/A           Assets: N/A

CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, the "Managed Accounts"). The Managed Accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The Managed Accounts might also have different investment objectives or strategies than the Fund. Consequently, portfolio managers may purchase or sell securities for one Fund and not for a Managed Account.

BB&T ASSET MANAGEMENT

A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and the Managed Accounts, but may not be available in sufficient quantities for both the Fund and the Managed Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Managed Account. BB&T Asset Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. BB&T Asset Management has also adopted a Code of Ethics that governs personal trading and which is reasonably designed to address potential conflicts of interest that may arise in connection with a portfolio manager's management of personal accounts.

STERLING CAPITAL

Sterling Capital manages portfolios for multiple institutional and individual clients. All portfolios are managed as separate accounts, including mutual fund portfolios. Each portfolio has its own set of investment objectives and investment policies that may differ from those of the Fund. The portfolio managers make investment decisions for each portfolio based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Accordingly, an individual portfolio may contain different securities than other portfolios, and investment decisions may be made in other accounts that are different than the decisions made for the BB&T Mid Cap Value Fund or the BB&T Total Return Bond Fund. As an example, the portfolio manager may decide to buy a security in one or more portfolios, while selling the same security in other portfolios based on the different objectives, restrictions, and cash flows in the portfolios. In addition, some of these portfolios have fee structures, including performance fees, which are or have the potential to be higher than the fees paid by the Fund to Sterling Capital. Because performance fees are tied to performance, the incentives associated with any given portfolio may be higher or lower than those associated with other accounts managed by the firm.

Sterling Capital's objective is to meet its fiduciary obligation to treat all clients fairly. To help accomplish this objective and to address the potential conflicts discussed above, Sterling Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures. Sterling Capital's compliance procedures include actively monitoring compliance with investment policies, trade allocation, and Code of Ethics requirements. In addition, Sterling Capital's senior management team reviews the performance of portfolio managers and analysts.

SCOTT & STRINGFELLOW

Scott & Stringfellow also manages portfolios for multiple institutional and individual clients. All portfolios are managed as separate accounts, including mutual fund portfolios. Each portfolio has its own set of investment objectives and investment policies that may differ from those of the Fund. The portfolio managers make investment decisions for each portfolio based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Accordingly, an individual portfolio may contain different securities than other portfolios, and investment decisions may be made in other accounts that are different than the decisions made for the BB&T Special Opportunities Equity Fund or the BB&T Equity Income Fund. As an example, the portfolio manager may decide to buy a security in one or more portfolios, while selling the same security in other portfolios based on the different objectives, restrictions, and cash flows in the portfolios.

UBS

The management of a Fund and other accounts by a portfolio manager could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the Fund. The portfolio manager and his team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

PORTFOLIO MANAGER COMPENSATION

BB&T Asset Management offers investment professionals a compensation plan which has two components: (i) base compensation, which is linked to job function, responsibilities and experience, and (ii) incentive compensation, which varies based on investment performance. The majority of the total cash compensation is derived by the incentive compensation, which could ultimately make up more than half of the investment professional's compensation. The incentive compensation is based on two components: (1) the pre-tax investment performance of the Funds on a one- and three-fiscal year basis in comparison to their respective Lipper peer group, and (2) active support and promotion of the funds through various channels, management of personnel, and other subjective criteria as determined by executive management. The incentive compensation is used as a retention tool, in order to facilitate long-term commitments from key investment professionals.

BB&T ASSET MANAGEMENT

The investment analysts who assist the portfolio managers also receive a base compensation and incentive compensation. The incentive compensation is calculated based on outstanding performance categories, designed to recognize meaningful performance to the team. As with the portfolio managers, BB&T Asset Management seeks to utilize the incentive compensation to investment analysts as a retention tool.

STERLING CAPITAL

Sterling Capital has an incentive compensation plan linking all employees to performance standards for portfolio management, marketing, and client service. The plan is based on the individual meeting or exceeding their individual performance goals. Performance goals for investment professionals are based on market indices and manager universes. Each member of the investment team receives a fixed base salary plus variable bonus compensation. The bonus is based primarily on the individual's performance contribution to the portfolio and on the group's overall pre-tax performance versus a universe of managers.

The benchmarks by which the performance of the BB&T Total Return Bond Fund and the BB&T Mid Cap Value Fund is measured for the purposes of compensation are the Lehman Aggregate Bond Index and the Russell Midcap Value Index, respectively.

SCOTT & STRINGFELLOW

Each portfolio manager is compensated using a salary plus bonus structure. The salary is fixed and subject to annual review for increase or decrease. Bonuses are computed based on assets under management, which is believed to create an indirect tie to performance, as poor portfolio management performance could result in an outflow of assets, and consistent positive portfolio performance could stimulate asset inflows. Computed bonus amounts can be adjusted based on annual performance appraisal of each individual's work.

UBS

The compensation received by portfolio managers at UBS Global Asset Management, including the Funds' portfolio managers, includes a base salary and incentive compensation based on their personal performance. UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into four categories:

     - Competitive salary, benchmarked to maintain competitive compensation opportunities.

     - Annual bonus, tied to individual contributions and investment performance.

     - UBS equity awards, promoting company-wide success and employee retention.

Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global Asset Management's clients. A portion of each portfolio manager's bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund's broad-based index over a three-year rolling period.

UBS AG Equity. Senior investment professionals, including each portfolio manager of the Funds, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

Securities Ownership

The following table discloses the dollar range of equity securities of each of the Funds beneficially owned by the portfolio managers in each of the Funds for which they are primarily responsible as of September 30, 2006:

NAME OF PORTFOLIO
      MANAGER            DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND
------------------   -----------------------------------------------------
Ronald T. Rimkus                             None
Jeffrey J. Schappe                           None
Timothy P. Beyer             Mid Cap Value Fund: $100,001-$500,000
David Nolan                  Mid Cap Growth Fund: $50,001-$100,000
John Kvantas                                 None
Thomas Madsen                                None
Kevin McNair                                 None
George F. Shipp      Special Opportunities Equity Fund: $100,001-$500,000
                             Equity Income Fund: $100,001-$500,000
Brad D. Eppard                               None
David M. Ralston                             None
Robert Millikan      North Carolina Intermediate Tax-Free Fund: $1-$10,000
                         Capital Manager Equity Fund: $10,001-$50,000
Will Gholston                                None

PROXY VOTING POLICIES AND PROCEDURES

     The Board of Trustees has delegated the authority to vote proxies on behalf of the Funds of the Trust that own voting securities to BB&T Asset Management. The Board has authorized BB&T Asset Management to delegate proxy voting authority with respect to a Fund to that Fund's sub-adviser. Proxy voting policies and procedures for BB&T Asset Management and each of the Sub-Advisers are attached as Appendix B.

     You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.bbtfunds.com or by contacting us in writing at BB&T Funds, P.O. Box 9762, Providence, Rhode Island 02940-9762.

PORTFOLIO TRANSACTIONS

     Either pursuant to the Advisory Agreement, whereby BB&T Asset Management determines, or pursuant to Sub-Advisory Agreements, whereby each Sub-Adviser determines, subject to the direction and general supervision of the Board of Trustees of BB&T Funds, review by BB&T Asset Management in the case of a Sub-Adviser, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Money Market Funds, the Bond Funds, and the Funds of Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include (but not in the case of mutual fund shares purchased by the Funds of Funds) a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, BB&T Funds, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While BB&T Asset Management and each Sub-Adviser generally seek competitive spreads or commissions, BB&T Funds may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

     During the following fiscal years, the Funds listed below paid the following aggregate brokerage commissions:

                                            FISCAL YEAR ENDED                        FISCAL YEAR ENDED
                                           SEPTEMBER 30, 2006                       SEPTEMBER 30, 2005
                                ---------------------------------------   --------------------------------------
                                 AGGREGATE                    DIRECTED     AGGREGATE                   DIRECTED
                                 BROKERAGE      AGGREGATE     BROKERAGE    BROKERAGE     AGGREGATE     BROKERAGE
                                COMMISSION    TRANSACTIONS   COMMISSION   COMMISSION   TRANSACTIONS   COMMISSION
                                ----------   -------------   ----------   ----------   ------------   ----------
Large Cap Fund ..............      511,925     493,172,012      510,100     331,458     333,651,996     331,458
Large Cap Growth Fund .......    1,302,976   1,467,422,544    1,288,186     540,162     544,600,975     540,162
Mid Cap Value Fund ..........      291,273     228,920,107      204,969     405,218     601,599,594     405,218
Mid Cap Growth Fund .........      516,679     452,616,098      494,055     313,418     266,278,723     313,418
Small Cap Fund ..............      159,291      98,622,947       95,400      44,027      27,142,559      44,027
International Equity Fund ...      224,072     204,396,671       44,170     314,674     254,374,914     314,674
Special Opportunities Fund ..      357,261     201,228,065      357,261     205,700     147,225,946     205,700
Total Return Bond Fund ......           --              --           --         360       1,009,234         360
Equity Income Fund ..........      148,184     108,281,431      148,184     110,463      81,347,226     110,463

                                           FISCAL YEAR ENDED
                                          SEPTEMBER 30, 2004
                                --------------------------------------
                                 AGGREGATE                   DIRECTED
                                 BROKERAGE     AGGREGATE     BROKERAGE
                                COMMISSION   TRANSACTIONS   COMMISSION
                                ----------   ------------   ----------
Large Cap Fund ..............       247,316  200,887,677       247,316
Large Cap Growth Fund .......       856,591  891,535,833       856,591
Mid Cap Value Fund ..........       112,949   83,942,368       112,949
Mid Cap Growth Fund .........       505,044  343,349,557       505,044
Small Cap Fund ..............        47,955   21,470,657        47,955
International Equity Fund ...       263,987  211,093,093       263,987
Special Opportunities Fund ..       136,577   74,841,970       136,577
Total Return Bond Fund ......           360    1,026,862           360
Equity Income Fund ..........        38,952   27,542,780        38,952

For the fiscal years ended September 30, 2006, 2005 and 2004, the Funds paid $284,489, $150,245 and $123,940, respectively, in commissions to Scott & Stringfellow, Inc., a wholly owned subsidiary of BB&T Corporation, for transactions effected on behalf of the Special Opportunities Fund. For the fiscal years ended September 30, 2006, 2005 and 2004, the Funds paid $110,588, $97,025 and $37,702, respectively, in commissions to Scott & Stringfellow for transactions effected on behalf of the Equity Income Fund. For the fiscal years ended September 30, 2006, 2005 and 2004, the aggregate percentage of the Special Opportunities Fund's total brokerage commissions paid to Scott & Stringfellow, Inc. were 79.6%, 73.0% and 90.7%, respectively, and the percentage of the Funds' aggregate dollar amount of transactions involving commissions effected through Scott & Stringfellow were 80.6%, 78.5% and 94.3%, respectively. For the fiscal years ended September 30, 2006, 2005 and 2004, the aggregate percentage of the Equity Income Fund's total brokerage commissions paid to Scott & Stringfellow, Inc. were 74.6%, 87.8% and 96.8%, respectively, and the aggregate dollar amount of transactions involving commissions effected through Scott & Stringfellow were 79.7%, 87.2% and 95.3%, respectively.

     Allocation of transactions, including their frequency, to various dealers is determined by BB&T Asset Management or each Sub-Adviser in a manner deemed fair and reasonable. The major consideration in allocating brokerage business is the assurance that the best execution is being received on all transactions effected for all accounts. As detailed in the above chart, brokerage may be directed to brokers because of research services provided. Brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by BB&T Asset Management and each Sub-Adviser and does not reduce the advisory fees payable to BB&T Asset Management or each Sub-Adviser. Such information may be useful to BB&T Asset Management or each Sub-Adviser in serving both BB&T Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BB&T Asset Management or each Sub-Adviser in carrying out its obligations to BB&T Funds.

     To the extent permitted by applicable rules and regulations, either BB&T Asset Management or the Sub-Advisers may execute portfolio transactions on behalf of the Funds through affiliates. As required by Rule 17e-1 under the 1940 Act, the Funds have adopted procedures which provide that commissions paid to such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board will review reports of such affiliated brokerage transactions in connection with the foregoing standard.

     Investment decisions for each Fund of BB&T Funds are made independently from those for the other Funds or any other investment company or account managed by BB&T Asset Management or any Sub-Adviser. Any such other investment company or account may also invest in the same securities as BB&T Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund of BB&T Funds, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which BB&T Asset Management or the Sub-Adviser believes to be fair and equitable over time to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, BB&T Asset Management or the Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement and the Sub-Advisory Agreements, in making investment recommendations for BB&T Funds, BB&T Asset Management or the Sub-Adviser will provide its services in accordance with its fiduciary obligations and will manage the Fund in the best interests of the Fund.

GLASS-STEAGALL ACT

     In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

     BB&T Asset Management believes that it possesses the legal authority to perform the services for each Fund contemplated by the Advisory Agreement and described in the Prospectuses and this SAI and has so represented in the Advisory Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict BB&T Asset Management's subsidiaries from continuing to perform such services for BB&T Funds. Depending upon the nature of any changes in the services which could be provided by BB&T Asset Management's subsidiaries, the Board of Trustees of BB&T Funds would review BB&T Funds' relationship with BB&T Asset Management and consider taking all action necessary in the circumstances.

     Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of BB&T Asset Management or any Sub-Adviser or their affiliated and correspondent banks (the "Banks") in connection with customer's purchases of Shares of a Fund, the Banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in BB&T Funds' method of operations would affect its net asset value per Share or result in financial losses to any customer.

MANAGER AND ADMINISTRATOR

     BB&T Asset Management serves as the Administrator (the "Administrator") to each Fund pursuant to an Administration Agreement effective April 23, 2007. Prior to April 23, 2007, BB&T Asset Management served as the Administrator pursuant to a the Management and Administration Agreement dated February 1, 2005, as amended. Prior to February 1, 2005, BISYS Fund Services, LP served as Administrator to each Fund pursuant to the Management and Administration Agreement dated as of June 1, 2000.

     Under the Administration Agreement, the Administrator has agreed to monitor the net asset value of the National Tax-Free Money Market Fund, the U.S. Treasury Fund and the Prime Money Market Fund, to maintain office facilities for BB&T Funds, to maintain BB&T Funds' financial accounts and records, and to furnish BB&T Funds statistical and research data and certain bookkeeping services, and certain other services required by BB&T Funds. The Administrator prepares annual and semi-annual reports to the

Securities and Exchange Commission, prepares Federal and state tax returns, prepares filings with state securities commissions, and generally assists in supervising all aspects of BB&T Funds' operations (other than those performed by BB&T Asset Management under the Advisory Agreement, UBS Global AM, FIMC, Scott & Stringfellow, Inc., and Sterling Capital under the Sub-Advisory Agreements, U.S. Bank National Association and Investor's Bank & Trust under their custodial services agreements with BB&T Funds, and those performed by PFPC Inc. under its transfer agency and blue sky service and fund accounting agreements with BB&T Funds). Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

     Under the Administration Agreement for expenses assumed and services provided as administrator, the Administrator receives a fee from the BB&T Funds that is due only on the BB&T Funds' assets, but calculated based upon each portfolio of the BB&T Funds' average net assets as well as the average net assets of BB&T Variable Insurance Funds. The fee shall be calculated at an annual rate of eleven one-hundredths of one percent (0.11%), applicable to the first $3.5 billion of average net assets, at an annual rate of seven-and-one-half one-hundredths of one percent (0.075%) of the next $1 billion of average net assets, at the annul date of six one-hundredths of one percent (0.06%) of the next $1.5 billion of average net assets, and at the annual rate of four one-hundredths of one percent (0.04%) of average net assets in excess of $6 billion. The fee shall be computed daily and paid month. In addition to paying the Administrator the fees set forth in the Administration Agreement, the Fund shall also reimburse the Administrator for its reasonable out-of-pocket expenses, including but not limited to the travel and lodging expenses incurred by officers and employees of the Administrator in connection with attendance at Board meetings.

     Alternatively, BB&T Funds may pay a fee as may from time to time be agreed upon in writing by BB&T Funds and the Administrator. A fee agreed to in writing from time to time by BB&T Funds and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect.

     For its services as administrator and expenses assumed pursuant to the Administration Agreement, the Administrator*** received the following fees:

                                FISCAL YEAR ENDED

                                                 SEPTEMBER 30, 2006       SEPTEMBER 30, 2005       SEPTEMBER 30, 2004
                                               ----------------------   ----------------------   ----------------------
                                                           ADDITIONAL               ADDITIONAL               ADDITIONAL
                                                             AMOUNT                   AMOUNT                   AMOUNT
                                                  PAID       WAIVED        PAID       WAIVED        PAID       WAIVED
                                               ---------   ----------   ---------   ----------   ---------   ----------
Large Cap Fund .............................     775,253         --       898,785     208,804    1,429,470     144,681
Large Cap Growth Fund ......................     407,694         --       491,649     115,231      796,100      80,022
Mid Cap Value Fund .........................     236,247         --       274,212      62,108      415,107      41,666
Mid Cap Growth Fund ........................     168,512         --       170,874      39,222      283,931      27,490
Small Cap Fund .............................     106,628         --        85,672      20,351      129,626      13,495
International Equity Fund ..................     279,088         --       313,968      73,866      516,536      51,605
Special Opportunities Fund .................     217,566         --       191,789      35,116      146,991      16,864
Equity Income Fund* ........................     114,676         --        70,819      11,485       13,882       2,994
Short Fund .................................     153,384         --       250,719      59,091      443,975      76,913
Intermediate U.S. Government Fund ..........     523,806         --       775,698     170,542    1,178,010     119,101
Total Return Bond Fund .....................     580,699         --       445,088      89,208      587,316      59,776
Kentucky Intermediate Tax-Free Fund ........      18,264         --        22,593       4,971       32,996       9,012
Maryland Intermediate Tax-Free Fund ........      11,953         --        14,142       2,931       15,079       3,743
North Carolina Intermediate Tax-Free Fund ..     125,873         --       148,775      33,923      260,370      45,182
South Carolina Intermediate Tax-Free Fund ..      22,578         --        26,878       6,192       48,270       8,390
Virginia Intermediate Tax-Free Fund ........      88,854         --       105,020      24,153      175,244      30,647
West Virginia Intermediate Tax-Free Fund ...      76,147         --        93,838      21,732      182,113      16,908
Prime Money Market Fund ....................   1,321,457         --     1,243,593     345,075    2,279,275     321,974
U.S. Treasury Money Market Fund ............     760,194         --     1,512,951     360,165    2,540,114     352,965
National Tax-Free Money Market Fund** ......      19,069         --           N/A         N/A          N/A         N/A
Capital Manager Conservative Growth Fund ...          --     94,547        39,701      90,850      109,872      75,308
Capital Manager Moderate Growth Fund .......          --    111,212        38,581      94,275       93,460      63,919
Capital Manager Growth Fund ................          --     87,546        28,798      70,937       68,928      47,216

Capital Manager Equity Fund ................          --     47,541        16,131      39,314       38,311      26,216

----------
*    Fund commenced operations on June 30, 2004.

**   Fund commenced operations on August 1, 2006.

***  The figures in this table reflect fees received by the former
     Administrator.

     The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), continue until April 30, 2010 (the "Initial Term"). Thereafter, the Administration Agreement shall be renewed automatically for successive one year terms (the "Renewal Terms"), unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the Initial Term or the then-current Renewal Term. The Administration Agreement is also terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement or for cause (as defined in the Administration Agreement) on not less than 60 days written notice by the party alleging cause.

     The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by BB&T Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder, except as otherwise provided by applicable law.

SUB-ADMINISTRATOR

     PFPC Inc. ("PFPC" or "Sub-Administrator'), 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as sub-administrator to the Trust pursuant to a Sub-Administration Services Agreement dated December 18, 2006, and effective with respect to the Funds as of April 23, 2007 (the "Sub-Administration Agreement"). Under the Sub-Administration Agreement, the Sub-Administrator has agreed to assume may of the Administrator's duties, for which PFPC receives a fee, paid by the Administrator, that is calculated based upon each portfolio of BB&T Funds' average net assets as well as the average net assets of the BB&T Variable Insurance Funds. The fee shall be calculated at the annual rate of 0.045% applicable to the first $3.5 billion of average net assets, at the annual rate of 0.0275% applicable to the next $1 billion of average net assets, at the annual rate of 0.02% applicable to the next $1.5 billion of average net assets, and at the annual rate of 0.01% applicable to net assets in excess of $6 billion.

DISTRIBUTOR

     BB&T AM Distributors, Inc. serves as distributor to each Fund of BB&T Funds pursuant to an Underwriting Agreement effective as of April 23, 2007 (the "Distribution Agreement"). The Distribution Agreement provides that, unless sooner terminated it will continue in effect for continuous one-year periods if such continuance is approved at least annually (i) by BB&T Funds' Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds or Fund subject to such Distribution Agreement, and (ii) by the vote of a majority of the Trustees of BB&T Funds who are not parties to such Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to such Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

     Under the Distribution Agreement the Distributor receives payment from the Funds for distribution activities permitted and authorized under the Distribution and Shareholder Services Plan, dated October 1, 1992, as restated February 7, 1997 (the "Distribution Plan") adopted by the Funds. Under the Distribution Plan, a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to fifty one-hundredths of one percent (0.50%) of the average daily net assets of Class A Shares of each Fund (twenty-five one-hundredths of one percent (0.25%) for the Mid Cap Growth Fund, the Mid Cap Value Fund, and the West Virginia Fund), one percent (1.00%) of the average daily net assets of Class B Shares of each Fund, and one percent (1.00%) of the average daily net assets of Class C Shares of each Fund. The Distributor may periodically waive all or a portion of the fee with respect to a Fund in order to increase the net investment income of the Fund available for distribution as dividends. The Adviser may also compensate the Distributor for services provided to the Funds under the Distribution Agreement that either (i) are not authorized under the Distribution Plan or (ii) represent amounts incurred in excess of the fee payable under the Distribution Plan.

     Prior to April 23, 2007, BB&T Funds Distributor, Inc. served as distributor to each Fund of BB&T Funds and prior to November 1, 2005, BISYS Fund Services LP served as distributor to each Fund of BB&T Funds.

     Because BB&T AM Distributors, Inc. did not serve as the Distributor during the fiscal year ended September 30, 2006, BB&T AM

Distributors, Inc. received no fees for its services during that fiscal year.

     For the fiscal year or period ended September 30, 2006, BB&T Funds Distributor, Inc., the Funds' former distributor received the following fees with respect to the Class A, Class B and Class C Shares from the following
Funds:

                                                     A CLASS              B CLASS             C CLASS
                                               -------------------   -----------------   ----------------
                FUND                              PAID      WAIVED     PAID     WAIVED     PAID    WAIVED
                ----                           ---------   -------   -------   -------   -------   ------
Large Cap Fund .............................     109,433   109,433   189,381        --     1,607       --
Large Cap Growth Fund ......................      22,966    22,966   111,680        --       277       --
Mid Cap Value Fund .........................      32,329        --    50,808        --     6,293       --
Mid Cap Growth Fund ........................      27,531        --    26,566        --       635       --
Small Cap Fund .............................      13,967    13,967    25,143        --       128       --
International Equity Fund ..................       9,297     9,297    19,715        --     1,341       --
Special Opportunities Fund .................     194,435   194,434   221,008        --   316,763       --
Equity Income Fund .........................     125,331   125,331    75,256        --   113,543       --
Short Fund .................................      17,513    17,514       N/A       N/A       N/A      N/A
Intermediate U.S. Government Fund ..........      27,501    27,502    48,441        --     2,534       --
Total Return Bond Fund .....................      16,452    16,453    55,769        --     1,667       --
Kentucky Intermediate Tax-Free Fund ........       6,700     6,701       N/A       N/A       N/A      N/A
Maryland Intermediate Tax-Free Fund ........       4,307     4,306       N/A       N/A       N/A      N/A
North Carolina Intermediate Tax-Free Fund ..      51,555    51,555       N/A       N/A       N/A      N/A
South Carolina Intermediate Tax-Free Fund ..      10,043    10,042       N/A       N/A       N/A      N/A
Virginia Intermediate Tax-Free Fund ........      30,882    30,882       N/A       N/A       N/A      N/A
West Virginia Intermediate Tax-Free Fund ...      37,058        --       N/A       N/A       N/A      N/A
Prime Money Market Fund ....................   2,769,589        --    16,436        --     4,206       --
U.S. Treasury Money Market Fund ............     631,628        --     5,641        --       279       --
National Tax-Free Money Market Fund* .......           1        --         2        --         2       --
Capital Manager Conservative Growth Fund ...      23,719    23,719    50,872        --     1,315       --
Capital Manager Moderate Growth Fund .......      79,664    79,664   219,184        --     1,284       --
Capital Manager Growth Fund ................      50,799    50,799   184,198        --       543       --
Capital Manager Equity Fund ................      17,546    17,545    78,272        --       153       --

----------
*    Fund commenced operations on August 1, 2006.

     For the fiscal year or period ended September 30, 2005, BISYS Fund Services LP, the Funds' former distributor, received the following fees with respect to the Class A, Class B and Class C Shares from the following Funds:

                                                     A CLASS              B CLASS             C CLASS
                                               -------------------   -----------------   ----------------
                FUND                              PAID      WAIVED     PAID     WAIVED     PAID    WAIVED
                ----                           ---------   -------   -------   -------   -------   ------
Large Cap Fund .............................      90,841    90,841   246,387        --     1,636       --
Large Cap Growth Fund ......................      22,783    22,782   135,449        --       307       --
Mid Cap Value Fund .........................      27,641        --    41,565        --     4,459       --
Mid Cap Growth Fund ........................      23,182        --    22,117        --     2,234       --
Small Cap Fund* ............................      19,043    19,039    59,001        --       350       --
International Equity Fund ..................       5,364     5,364    21,528        --       175       --
Special Opportunities Fund .................     142,362   142,362   183,107        --   250,383       --
Equity Income Fund .........................      54,486    54,485    33,004        --    50,620       --
Short Fund .................................      20,056    20,056       N/A       N/A       N/A      N/A
Intermediate U.S. Government Fund ..........      31,492    31,492    62,617        --     4,729       --
Total Return Bond Fund .....................      14,395    14,395    64,268        --     2,355       --
Kentucky Intermediate Tax-Free Fund ........       5,702     7,612       N/A       N/A       N/A      N/A
Maryland Intermediate Tax-Free Fund ........       2,337     2,881       N/A       N/A       N/A      N/A
North Carolina Intermediate Tax-Free Fund ..      48,429    63,768       N/A       N/A       N/A      N/A
South Carolina Intermediate Tax-Free Fund ..       8,127     9,630       N/A       N/A       N/A      N/A
Virginia Intermediate Tax-Free Fund ........      28,057    37,143       N/A       N/A       N/A      N/A
West Virginia Intermediate Tax-Free Fund ...      29,394        --       N/A       N/A       N/A      N/A
Prime Money Market Fund ....................   2,049,088   403,951    20,498        --     3,656       --
U.S. Treasury Money Market Fund ............     505,477   108,756     7,655        --        79       --

Capital Manager Conservative Growth Fund ...      17,086    17,085    49,747        --     1,665       --
Capital Manager Moderate Growth Fund .......      61,882    61,882   206,613        --     1,724       --
Capital Manager Growth Fund ................      36,147    36,146   156,284        --       444       --
Capital Manager Equity Fund ................      12,113    12,113    67,937        --       549       --

----------
* The Distribution fees shown with respect to the Small Cap Fund reflect fees paid by the Small Company Value Fund and the Small Company Growth Fund prior to the date of merger.

     The Distribution Plan was initially approved on August 18, 1992 by the Fund's Board of Trustees, including a majority of the trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the "Independent Trustees"). An Amended and Re-Executed Distribution Plan was approved on February 7, 1997. The Distribution Plan provides for fees only upon the Class A, Class B, and Class C Shares of each Fund.

     In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A, Class B, or Class C Shares of that Fund. The Distribution Plan may be amended by vote of the Fund's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the distribution fee with respect to a Fund requires the approval of the holders of that Fund's Class A, Class B, and Class C Shares. BB&T Funds' Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.

     The Distributor may use the distribution fee to provide distribution assistance with respect to a Fund's Class A, Class B, and Class C Shares or to provide shareholder services to the holders of such Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with distribution assistance or (ii) to pay banks, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of shareholder services. All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a "Servicing Agreement") between the Distributor and a Participating Organization. A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund's Class A, Class B, and Class C Shares to the Participating Organization's customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization's customers owning a Fund's Class A, Class B, and Class C Shares. Under the Distribution Plan, a Participating Organization may include Southern National Corporation or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.

     The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor's actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor's actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.

     The Distribution Plan also contains a so-called "defensive" provision applicable to all classes of Shares. Under this defensive provision to the extent that any payment made to the Administrator, including payment of administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares issued by the Funds within the context of Rule 12b-1 under the 1940 Act, such payment shall be deemed to be authorized by the Distribution Plan.

     The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, BB&T Funds will require banks acting as Participating Organizations to provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause BB&T Funds to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund's method of operations would affect its net asset value per share or result in financial loss to any customer.

EXPENSES

     BB&T Asset Management bears all expenses in connection with the performance of its services as Adviser and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund. Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees and travel expenses of the Trustees of BB&T Funds, Securities and Exchange Commission fees, state securities qualification and renewal fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, amortized organizational expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by a Fund, certain insurance premiums, costs of maintenance of a Fund's existence, costs and expenses of shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation. As a general matter, expenses are allocated to the Class A, Class B, Class C and Institutional Class of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Class A, Class B, and Class C Shares, other than in accordance with the relative net asset value of the class, are expenses under the Distribution Plan which relate only to the Class A, Class B, and Class C Shares.

SECURITIES LENDING AGENT

     BB&T Funds has retained U.S. Bank, N.A. as its securities lending agent and will compensate that firm based on a percentage of the profitability generated by securities lending transactions effected on the behalf of BB&T Funds.

CUSTODIAN

     U.S. Bank National Association serves as the Custodian to the BB&T Funds.

TRANSFER AGENT AND FUND ACCOUNTING SERVICES

     PFPC Inc. serves as transfer agent to each Fund of BB&T Funds pursuant to a Transfer Agency and Blue Sky Services Agreement with BB&T Funds.

     PFPC Inc. also provides fund accounting services to each of the Funds pursuant to an Accounting Services Agreement with BB&T Funds. For its services, PFPC Inc. receives a fee from each Fund at the annual rate of 0.01% of such Fund's average daily net assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP ("KPMG") has been selected as the independent registered public accounting firm. KPMG's address is 191 West Nationwide Boulevard, Suite 500, Columbus, Ohio 43215.

LEGAL COUNSEL

     Ropes & Gray LLP, One Metro Center, 700 12th St., N.W., Suite 900, Washington, DC 20005-3948 are counsel to BB&T Funds.

                             ADDITIONAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES

     BB&T Funds (previously The BB&T Mutual Funds Group) was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name "Shelf Registration Trust IV." A copy of BB&T Funds' Amended and Restated Agreement and Declaration of Trust, (the "Declaration of Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. BB&T Funds presently has twenty-five series of Shares offered to the public which represent interests in the Equity Index Fund, the Large Cap Fund, the Small Cap Fund, the Special Opportunities Fund, the Equity Income Fund, the International Equity Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, the West Virginia Fund, the Short Fund, the Intermediate U.S. Government Fund, the Total Return Bond Fund, the U.S. Treasury Fund, the Prime Money Market Fund, the National Tax-Free Money Market Fund, the Sterling Capital Small Cap Value Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund, and the Capital Manager Equity Fund respectively. BB&T Funds' Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of BB&T Funds into one or more additional series.

     Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this SAI, BB&T Funds' Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of BB&T Funds, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

     Shares of BB&T Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon, and
(iii) only the holders of Class A, Class B and Class C Shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class.

     As used in this SAI, a "vote of a majority of the outstanding Shares" of BB&T Funds or a particular Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of BB&T Funds or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of BB&T Funds or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of BB&T Funds or such Fund.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of BB&T Funds. However, BB&T Funds' Declaration of Trust disclaims shareholder liability for acts or obligations of BB&T Funds and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by BB&T Funds or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

     The Agreement and Declaration of Trust states further that no Trustee, officer or agent of BB&T Funds shall be personally liable in connection with the administration or preservation of the assets of BB&T Funds or the conduct of BB&T Funds' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act expect for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Agreement and Declaration of Trust also provides that all persons having any claim against the Trustees or BB&T Funds shall look solely to the assets of BB&T Funds for payment.

DISCLOSURE OF PORTFOLIO HOLDINGS

     Information regarding portfolio holdings may be made available to third parties in the following circumstances:

     - Through disclosure in a Fund's latest annual or semi-annual report or Form N-Q;

     - In marketing materials, provided that the information regarding portfolio holdings contained therein is at least fifteen days old; or

     - When a Fund has a legitimate business purpose for doing so (see example below), and either the recipients are subject to a confidentiality agreement or the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed. Such disclosures will be authorized by the Fund's Chief Executive Officer or Chief Financial Officer and will be reported periodically to the Board. In no event shall information regarding the Funds' portfolio holdings be disclosed for compensation.

     Examples of instances in which a legitimate business purpose exists for the selective disclosure of portfolio securities include: for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Fund's adviser, to a newly hired investment adviser or sub-adviser prior to commencing its duties, and to a performance reporting bureau or rating agency for use in developing a rating.

     It is the policy of the Funds to not disclose material information about their portfolio holdings, trading strategies implemented or to be implemented, or pending transactions to third parties other than the Funds' service providers. The Funds' service providers are prohibited from disclosing to other third parties material information about the Funds' portfolio holdings, trading strategies implemented or to be implemented, or pending transactions. However, the Funds may provide information regarding their portfolio holdings to their service providers where relevant to duties to be performed for the Funds. Such service providers include fund accountants, administrators, sub-administrators, investment advisers, custodians, independent registered public accounting firm, and legal counsel.

     Other than the service provider arrangements discussed above, the Funds do not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person.

MISCELLANEOUS

     BB&T Funds may include information in its Annual Reports and Semi-Annual Reports to shareholders that (1) describes general economic trends, (2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for one or more of the Funds within BB&T Funds, or (4) describes investment management strategies for such Funds. Such information is provided to inform shareholders of the activities of BB&T Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or BB&T Funds officers regarding expected trends and strategies.

     The organizational expenses of each Fund of BB&T Funds except the Virginia Fund and the Total Return Bond Fund are amortized over a period of two years from the commencement of the public offering of Shares of the Fund. On June 30, 1998, the Funds adopted Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities." Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operating subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods. Accordingly, costs incurred in connection with the organization of the Virginia Fund and Total Return Bond Fund were paid during the fiscal year ended September 30, 1999 and the past fiscal year, respectively. In the event any of the initial Shares of BB&T Funds are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial Shares being redeemed bears to the total number of initial Shares outstanding at the time of redemption. Investors purchasing Shares of BB&T Funds subsequent to the date of the Prospectus and this SAI bear such expenses only as they are amortized against a Fund's investment income.

     BB&T Funds is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of BB&T Funds.

     The following table indicates the name, address, and percentage of ownership of each person who owns of record or is known by the Trust to own beneficially 5% or more of any Class of a Fund's outstanding shares as of January 10, 2007:

                                                               PERCENT OF THE
                                                                 CLASS TOTAL
                                                             ASSETS HELD BY THE
FUND/CLASS                                                       SHAREHOLDER
----------                                                   ------------------
CONSERVATIVE GROWTH FUND (A SHARES)

BEULAH V WACHTER                                                     7.03%
9103 OPOSSUMTOWN PIKE
FREDERICK MD 21702

CONSERVATIVE GROWTH FUND (B SHARES)

LORETTA M. EICHHORN                                                  5.00%
1010 LAMP POST LANE
GREENSBORO, NC 27410

CONSERVATIVE GROWTH FUND (C SHARES)

TOMMY F LOPEZ                                                       26.77%
4700 WILSHAM COURT
CHARLOTTE NC 28226

DELBERT L LEADMON                                                   23.61%
RT 1 BOX 129 J
WALKER WV 26180

MARIA CORINA DEVICENTE                                              20.20%
7748 KINROSS DR
NEW PORT RICHEY FL 34653

RICHARD ALLEN SAFFLE                                                10.82%
112 E OLIVE ST
BRIDGEPORT WV 26330

JOHN ANTHONY CIRELLO                                                 8.96%
8946 ABERDEEN CREEK CIR
RIVERVIEW FL 335695240

LOYCE J CRUMP                                                        7.89%
20 FLEMING RD
CUMBERLAND VA 23040

CONSERVATIVE GROWTH FUND (INSTITUTIONAL SHARES)

BRANCH BANKING & TRUST CO                                           97.49%
DAILY RECORD KEEPING PLANS
300 EAST WENDOVER AVENUE
ATTN DAILY TRADE TEAM
GREENSBORO NC 27401

CAPITAL MANAGER EQUITY FUND (A SHARES)

BRANCH BANKING & TRUST CO                                            9.78%
HEALTH SAVINGS ACCOUNT
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767

RAF & CO                                                             6.08%
1100 ABERNATHY RD NE STE 400
ATLANTA GA 303285634

CAPITAL MANAGER EQUITY FUND (C SHARES)

BB&T ASSET MANAGEMENT INC                                          100.00%
434 FAYETTEVILLE ST
ATTN FUND ADMIN
RALEIGH NC 27601

CAPITAL MANAGER EQUITY FUND (INSTITUTIONAL SHARES)

BRANCH BANKING & TRUST CO                                           97.97%
DAILY RECORDKEEPING PLANS
300 EAST WENDOVER AVENUE
ATTN DAILY TRADE TEAM
GREENSBORO NC 27401

GROWTH FUND (C SHARES)

STANLEY S TAO                                                       34.60%
302 TURNBERRY PT
BARBOURSVILLE WV 255041948

STEPHEN E CAMPBELL                                                  24.12%
MARY W CAMPBELL
112 STARBOARD LN
MONETA VA 24121

HERBERT P SKILES                                                    23.75%
3281 CLOVER DRIVE
CHARLESTON WV 25306

ALBERT C MURRAY                                                      7.44%
ZACHARY B MURRAY
522 S OAKS CT
WAYCROSS GA 31503

ALBERT C MURRAY                                                      7.44%
JOSHUA A MURRAY
522 S OAKS CT
WAYCROSS GA 31503

GROWTH FUND (INSTITUTIONAL SHARES)

BRANCH BANKING & TRUST CO                                           94.98%
DAILY RECORDKEEPING PLANS
300 EAST WENDOVER AVENUE
ATTN DAILY TRADE TEAM
GREENSBORO NC 27401

MODERATE GROWTH FUND (A SHARES)

BRANCH BANKING & TRUST CO                                            9.77%

HEALTH SAVINGS ACCOUNT
300 EAST WENDOVER AVENUE
ATTN DAILY TRADE TEAM
GREENSBORO NC 27401

MODERATE GROWTH FUND (C SHARES)

MG TRUST CUSTODIAN OR TRUSTEE                                       57.78%
PRIME HEALTH INCORPORATED
700 17TH STREET SUITE 150
DENVER CO 80202

PATRICIA F CHANDLER                                                 18.40%
2440 CLOVERDALE RD
BREMO BLUFF VA 23022

BETSY B CREECH                                                      11.76%
DONALD L CREECH
10344 PARK WILLOW DRIVE
JTWROS
CHARLOTTE NC 28210

MODERATE GROWTH FUND (INSTITUTIONAL SHARES)

BRANCH BANKING & TRUST CO                                           97.72%
300 EAST WENDOVER AVENUE
ATTN DAILY TRADE TEAM
GREENSBORO NC 274011229

EQUITY INCOME FUND (A SHARES)

WSY INVESTMENTS LTD IV LP                                            6.00%
235 NORTH GATE STREET
NEWTON NC 28658

EQUITY INCOME FUND (INSTITUTIONAL SHARES)

BRANCH BANKING TRUST                                                66.08%
EB OPERATIONS
300 EAST WENDOVER AVENUE
GREENSBORO NC 27401

WILBRANCH & CO                                                      32.75%
PT NO FEE CASH
223 NASH ST W
WILSON NC 278933801

INTERMEDIATE US GOVERNMENT FUND (A SHARES)

BRANCH BANKING & TRUST CO                                           26.37%
DAILY RECORDKEEPING PLANS
300 EAST WENDOVER AVENUE
ATTN DAILY TRADE TEAM
GREENSBORO NC 27401

MG TRUST CUSTODIAN OR TRUSTEE                                        7.31%
SOUTHLAND INDUSTRIAL SUPPLY 1
700 17TH STREET SUITE 150
DENVER CO 80202

INTERMEDIATE US GOVERNMENT FUND (C SHARES)

MG TRUST CUSTODIAN OR TRUSTEE                                       17.95%
WINDOW COVERINGS
700 17TH STREET SUITE 150
DENVER CO 80202

STANLEY J ATMA                                                      15.75%
MARGARET S ATMA JTWROS
3708 TABLE ROCK ROAD
CHARLOTTE NC 28226

VERNELLE C ILER                                                     13.70%
140 ISLAND CREEK DR
SPARTA GA 31087

DEBORAH W FRYE                                                       7.61%
906 FRONT ST
PRINCETON WV 24740

INTERMEDIATE US GOVERNMENT FUND (I SHARES)

WILBRANCH & CO                                                      79.29%
PT NO FEE CASH
223 NASH ST W
WILSON NC 278933801

BRANCH BANKING & TRUST CO                                           19.60%
300 EAST WENDOVER AVENUE
ATTN DAILY TRADE TEAM
GREENSBORO NC 274011229

INTERNATIONAL EQUITY FUND (C SHARES)

PATRICIA C REMACLE                                                   5.06%
4641 REVERE DR
VIRGINIA BEACH VA 23456

INTERNATIONAL EQUITY FUND (INSTITUTIONAL SHARES)

BRANCH BANKING & TRUST CO                                           41.40%
DAILY RECORDKEEPING PLANS
300 EAST WENDOVER AVENUE
ATTN DAILY TRADE TEAM
GREENSBORO NC 27401

WILBRANCH & CO                                                      39.24%
PT NO FEE CASH
223 NASH ST W
WILSON NC 278933801

BB&T CAPITAL MGR MODERATE GROWTH FD                                  5.66%
434 FAYETTEVILLE ST
RALEIGH NC 27601

BB&T CAPITAL MANAGER GROWTH FUND                                     5.48%
434 FAYETTEVILLE ST
RALEIGH NC 27601

KENTUCKY FUND (A SHARES)

ALVIN F SMILEY                                                      10.15%
FRANCIS R SMILEY
3713 BOHNE AVE
LOUISVILLE KY 40211

KENTUCKY FUND (INSTITUTIONAL SHARES)

WILBRANCH & CO                                                      99.23%
PT NO FEE CASH
223 NASH ST W
WILSON NC 278933801

LARGE CAP FUND (C SHARES)

MG TRUST CUSTODIAN OR TRUSTEE                                       58.03%
WINDOW COVERINGS
700 17TH ST STE 150
DENVER CO 80202

A WAYNE ANNAS                                                       13.87%
CAROLYN B ANNAS
P O BOX 563
VALDESE NC 28690

LARGE CAP FUND (INSTITUTIONAL SHARES)

BRANCH BANKING & TRUST CO                                           44.03%
DAILY RECORDKEEPING PLANS
300 EAST WENDOVER AVENUE
ATTN DAILY TRADE TEAM
GREENSBORO NC 27401

WILBRANCH & CO                                                      30.82%
PT NO FEE CASH
PO BOX 2887
WILSON NC 27894

BB&T CAPITAL MGR MODERATE GROWTH FD                                  6.56%
434 FAYETTEVILLE ST
RALEIGH NC 27601

BB&T CAPITAL MANAGER GROWTH FUND                                     6.36%
434 FAYETTEVILLE ST
RALEIGH NC 27601

LARGE CAP GROWTH FUND (C SHARES)

A WAYNE ANNAS                                                       50.62%
CAROLYN B ANNAS
P O BOX 563
VALDESE NC 28690

TERESA L LUHN                                                       23.02%
PO BOX 48525
CUMBERLAND NC 28331

RICHARD G BLAKE                                                     11.79%
3525 LEWIS LOOP
BOLIVIA NC 28422

HEIDI P SCEARCE                                                      6.07%
60 BRICKHORN DR
RIDGEWAY VA 24148

LARGE CAP GROWTH FUND (INSTITUTIONAL SHARES)

WILBRANCH & CO                                                      50.54%
PT NO FEE CASH
223 NASH ST W
WILSON NC 278933801

BRANCH BANKING & TRUST CO                                           48.93%
DAILY RECORDKEEPING PLANS
300 EAST WENDOVER AVENUE
ATTN DAILY TRADE TEAM
GREENSBORO NC 27401

MARYLAND FUND (A SHARES)

KAY T SIMMONS                                                       20.37%
11547 CHARLES ST
LA PLATA MD 206464457

ROBERT SIBOLE                                                       10.05%
PO BOX 303
LUSBY MD 20657

EARL E GRIFFITH                                                      7.91%
LILLIAN M GRIFFITH JTWROS
5571 GREENOCK RD
LOTHIAN MD 20711

CELESTE P HERBERT                                                    5.69%
3017 GREENCASTLE RD
BURTONSVILLE MD 20866

CAROL A DEPRATO                                                      5.04%
DONALD L DEPRATO JTWROS
6209 44TH PLACE
RIVERDALE MD 20737

MARYLAND FUND (INSTITUTIONAL SHARES)

WILBRANCH & CO                                                     100.00%
PT NO FEE CASH
223 NASH ST W
WILSON NC 278933801

MID CAP GROWTH FUND (A SHARES)

BRANCH BANKING & TRUST CO                                            7.12%
HEALTH SAVINGS ACCOUNT
300 EAST WENDOVER AVENUE
ATTN DAILY TRADE TEAM
GREENSBORO NC 27401

MID CAP GROWTH FUND (B SHARES)

NHAN NGUYEN QUACH                                                    6.96%
7643 BLUFF POINT LN
DENVER NC 28037

MID CAP GROWTH FUND (C SHARES)

MG TRUST CUSTODIAN OR TRUSTEE                                       20.94%
COMDOC BUSINESS SYSTEMS INC
700 17TH ST STE 150
DENVER CO 80202

CHARLES H MANSELL                                                   19.58%
1563 BRUNSWICK RD
BLACKSTONE VA 23824

KEVIN B WEEKS                                                        6.46%
1045 DELMONT TER
ROSWELL GA 300753805

STEPHANIE M UNGER                                                    5.92%
EDWARD UNGER
111 WOODED FALLS ROAD
LOUISVILLE KY 40243

MID CAP GROWTH FUND (INSTITUTIONAL SHARES)

WILBRANCH & CO                                                      51.53%
P T NO FEE CASH
PO BOX 2887
WILSON NC 27894

BRANCH BANKING & TRUST CO                                           36.20%
DAILY RECORDKEEPING PLANS
300 EAST WENDOVER AVENUE
ATTN DAILY TRADE TEAM
GREENSBORO  NC 27401

MID CAP VALUE FUND (C SHARES)

MG TRUST CUSTODIAN OR TRUSTEE                                        9.39%
WINDOW COVERINGS
700 17TH ST STE 150
DENVER CO 80202

A WAYNE ANNAS                                                        5.16%
CAROLYN B ANNAS
P O BOX 563
VALDESE NC 28690

MID CAP VALUE FUND (INSTITUTIONAL SHARES)

BRANCH BANKING & TRUST CO                                           52.96%
DAILY RECORDKEEPING PLANS
300 EAST WENDOVER AVENUE
ATTN DAILY TRADE TEAM
GREENSBORO NC 27401

WILBRANCH & CO                                                      35.36%
PT NO FEE CASH
223 NASH ST W
WILSON NC 278933801

NATIONAL TAX-FREE MONEY MARKET FUND (A SHARES)

RONIT ERES                                                          99.60%
3200 HONEYHILL LN
LEXINGTON KY 40502

NATIONAL TAX-FREE MONEY MARKET FUND (B SHARES)

BB&T ASSET MANAGEMENT INC                                           89.17%
434 FAYETTEVILLE ST
ATTN FUND ADMIN
RALEIGH NC 27601

TERRANCE C SMITH                                                    10.83%
4913 STONEY OAK LN
RALEIGH NC 27610

NATIONAL TAX FREE MONEY MARKET FUND (C SHARES)

BB&T ASSET MANAGEMENT INC                                          100.00%
434 FAYETTEVILLE ST
ATTN FUND ADMIN
RALEIGH NC 27601

NATIONAL TAX-FREE MONEY MARKET FUND (INSTITUTIONAL SHARES)

WILBRANCH & CO                                                     100.00%
PT NO FEE CASH
223 NASH ST W
WILSON NC 278933801

NORTH CAROLINA FUND (A SHARES)

R L HONBARRIER CO                                                   11.11%
1507 CRESTLIN RD
HIGH POINT NC 272628308

WILLIAM B FOWLER                                                     5.37%
DIANE L FOWLER
711 HIGHWAY 24
NEWPORT NC 28570

NORTH CAROLINA FUND (INSTITUTIONAL SHARES)

WILBRANCH & CO                                                      96.04%
PT NO FEE CASH
223 NASH ST W
WILSON NC 278933801

PRIME MONEY MARKET FUND (B SHARES)

GWYN F HOLLAR                                                        7.97%
303 MAYMONT DR
CRAMERTON NC 28032

CHARLES S HESTER                                                     6.94%
178 ELLERSLIE DR
FAYETTEVILLE NC 28303

JULIA D SMITH                                                        5.24%
3480 POORS FORD RD
RUTHERFORDTON NC 28139

PRIME MONEY MARKET FUND (C SHARES)

MG TRUST CUSTODIAN OR TRUSTEE                                       77.96%
PRIME HEALTH INCORPORATED
700 17TH ST STE 150
DENVER CO 80202

PRIME MONEY MARKET FUND (INSTITUTIONAL SHARES)

WILBRANCH CO                                                        62.07%
P O BOX 2887
ATTN J MICHAEL POLLOCK
WILSON NC 278941847

BISYS FUND SERVICES                                                 26.74%
BB&T SWEEP CUSTOMERS
3435 STELZER RD
ATTN CHRIS WEBER
COLUMBUS OH 43219

BRANCH BANKING & TRUST CO                                           11.19%
DAILY RECORDKEEPING PLANS
300 EAST WENDOVER AVENUE
ATTN DAILY TRADE TEAM
GREENSBORO NC 27401

SOUTH CAROLINA FUND (A SHARES)

GEORGE S MORGAN                                                      7.34%
JOYCE MORGAN DEBESIS
4477 MANDI DR
LITTLE RIVER SC 29566

TIMOTHY J METZLER                                                    6.91%
LISABETH S METZLER
24 COUNTRY CLUB DR
CHARLESTON SC 29412

NANCY JENKINS STEWART                                                5.45%
NANCY JENKINS STEWART TRUST
201 HUNTINGTON RD
GREENVILLE SC 29615

CHERYL BOONE                                                         5.06%
WILT BOONE
1901 MARTIN RD
CHAPIN SC 290367838

SOUTH CAROLINA FUND (I SHARES)

WILBRANCH & CO                                                      97.31%
PT NO FEE CASH
223 NASH ST W
WILSON NC 278933801

SHORT FUND (A SHARES)

HENRY FIBERS INC                                                    20.79%
PO BOX 1675
ATTN GEORGE F HENRY JR PRESIDENT
GASTONIA  NC 28053

BRANCH BANKING & TRUST CO                                           13.32%
HEALTH SAVINGS ACCOUNT
300 EAST WENDOVER AVENUE
ATTN DAILY TRADE TEAM
GREENSBORO NC 27401

SHORT FUND (I SHARES)

WILBRANCH & CO                                                      76.15%
PT NO FEE CASH
PO BOX 2887
WILSON NC 27894

BRANCH BANKING & TRUST CO                                           22.74%
DAILY RECORDKEEPING PLANS
300 EAST WENDOVER AVENUE
ATTN DAILY TRADE TEAM
GREENSBORO NC 27401

SMALL CAP FUND (C SHARES)

MG TRUST CUSTODIAN OR TRUSTEE                                       65.96%
WETLAND & ENVIRONMENTAL SERVICE
700 17TH ST STE 150
DENVER CO 80202

VICKI S COURTEMANCHE                                                16.69%
4414 DURHAM CHAPEL HILL BLVD
DURHAM NC 277072509

MICHAEL E LEONARD                                                   11.52%
5248 NORVELLA AVE
NORFOLK VA 23513

KEVIN B WEEKS                                                        5.83%
1045 DELMONT TER
ROSWELL GA 300753805

SMALL CAP FUND (INSTITUTIONAL SHARES)

WILBRANCH & CO                                                      68.95%
PT NO FEE CASH
PO BOX 2887
WILSON NC 27894

BB&T CAPITAL MGR MODERATE GROWTH FD                                  5.46%
434 FAYETTEVILLE ST
RALEIGH NC 27601

SPECIAL OPPORTUNITIES FUND (INSTITUTIONAL SHARES)

BRANCH BANKING & TRUST CO                                           51.38%
DAILY RECORDKEEPING PLANS
300 EAST WENDOVER AVENUE
ATTN DAILY TRADE TEAM
GREENSBORO NC 27401

WILBRANCH & CO                                                      28.47%
PT NO FEE CASH
223 NASH ST W
WILSON NC 278933801

TOTAL RETURN BOND FUND (A SHARES)

BRANCH BANKING & TRUST CO                                           13.43%
DAILY RECORDKEEPING PLANS
300 EAST WENDOVER AVENUE
ATTN DAILY TRADE TEAM
GREENSBORO NC 27401

TOTAL RETURN BOND FUND (C SHARES)

ERNEST D RHODES                                                     46.10%
1112 CREWS SHOP RD
LYNCHBURG VA 245044189

HARRY S TUCKER                                                      12.56%
5509 TOLEDO AVE
CHARLESTON WV 25304

EUGENE W WHITMAN                                                     9.74%
1705 OLD BARN RD
ROCKY MOUNT NC 27804

SAMUEL K WARD                                                        7.42%
4564 WOODRUM LN
CHARLESTON WV 25313

SHARON J WARD                                                        7.39%
4564 WOODRUM LN
CHARLESTON WV 25313

MARY LOU ATKINS                                                      5.19%
1040 MAIN ST
CHARLESTON WV 25302

TOTAL RETURN BOND FUND (INSTITUTIONAL SHARES)

WILBRANCH & CO                                                      56.49%
PT NO FEE CASH
PO BOX 2887
WILSON NC 27894

BRANCH BANKING & TRUST CO                                           17.43%
300 EAST WENDOVER AVENUE
ATTN DAILY TRADE TEAM
GREENSBORO NC 274011229

BB&T CAPITAL MGR CONSERVATIVE GRWTH                                  8.60%
434 FAYETTEVILLE ST
RALEIGH NC 27601

BB&T CAPITAL MGR MODERATE GROWTH FD                                  6.53%
434 FAYETTEVILLE ST
RALEIGH NC 27601

U.S. TREASURY FUND (B SHARES)

ELISABETH KROLICKI                                                   8.62%
2488 BURNING TREE LN
LITTLE RIVER SC 29566

BETTY L DEWITT                                                       7.92%
JAMES E DEWITT
6630 MALLARD PARK DR
CHARLOTTE NC 28269

FAIRLEY G THREATT                                                    6.85%
115 RADIO RD
CHARLOTTE NC 28216

LINDA A BUSH                                                         6.61%
PO BOX 140
COBB ISLAND MD 20625

SANDRA L WALLER                                                      5.01%
1019 CAROLINA BEACH AVE N
CAROLINA BCH NC 284286024

U.S. TREASURY FUND (C SHARES)

BISYS FUND SERVICES INC                                             14.56%
3435 STELZER RD
ATTN CORPORATE FINANCE
COLUMBUS OH 43219

U.S. TREASURY FUND (INSTITUTIONAL SHARES)

WILBRANCH                                                           56.49%
P O BOX 2887
ATTN J MICHAEL POLLOCK
WILSON NC 278941847

BRANCH BANKING & TRUST CO                                           29.55%
DAILY RECORDKEEPING PLANS
300 EAST WENDOVER AVENUE
ATTN DAILY TRADE TEAM
GREENSBORO NC 27401

BISYS FUND SERVICES                                                 10.40%
BB&T SWEEP CUSTOMERS
3435 STELZER RD
ATTN CHRIS WEBER
COLUMBUS OH 43219

VIRGINIA FUND (INSTITUTIONAL SHARES)

WILBRANCH & CO                                                      95.61%
PT NO FEE CASH
223 NASH ST W
WILSON NC 278933801

WEST VIRGINIA FUND (INSTITUTIONAL SHARES)

WILBRANCH & CO                                                      94.67%
PT NO FEE CASH
223 NASH ST W
WILSON NC 278933801

     As of January 10, 2007, Branch Banking & Trust Company and its affiliates possessed, on behalf of its underlying accounts, voting or investment power with respect to the Institutional Shares in the following amounts: 86.03% of the U.S. Treasury Money Market Fund, 73.26% of the Prime Money Market Fund, 100% of the National Tax-Free Money Market Fund, 98.90% of the Intermediate U.S. Government Fund, 98.89% of the Short Fund, 96.04% of the North Carolina Intermediate Tax-Free Fund, 95.61% of the Virginia Intermediate Tax-Free Fund, 97.31% of the South Carolina Intermediate Tax-Free Fund, 73.92% of the Total Return Bond Fund, 94.67% of the West Virginia Intermediate Tax-Free Bond Fund, 99.23% of the Kentucky Intermediate Tax-Free Bond Fund, 100% of the Maryland Intermediate Tax-Free Fund, 74.84% of the Large Cap Fund, 80.64% of the International Equity Fund, 98.33% of the Capital Manager Conservative Growth Fund, 99.70% of the Capital Manager Moderate Growth Fund, 99.01% of the Capital Manager Growth Fund, 100% of the Capital Manager Equity Fund, 99.48% of the Large Cap Growth Fund, 87.73% of the Mid Cap Growth Fund, 88.32% of the Mid Cap Value Fund, 73.82% of the Small Cap Fund, 79.85% of the Special Opportunities Fund, and 98.83% of the Equity Income Fund. As a result, BB&T may be deemed to be a "controlling person" of the Institutional

Shares of each of the Funds under the 1940 Act. As of January 10, 2007, Branch Banking & Trust Company and its affiliates possessed, on behalf of its underlying accounts, voting or investment power with respect to the Class A Shares in the following amounts: 26.37% of the Intermediate U.S. Government Fund. As a result, BB&T may be deemed to be a "controlling person" of the Class A Shares of the Intermediate U.S. Government Fund under the 1940 Act. The Prospectuses of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

                              FINANCIAL STATEMENTS

Audited Financial Statements as of September 30, 2006 are incorporated by reference to the Annual Report to Shareholders, dated as of September 30, 2006, which has been previously sent to shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of the Annual Report and the Funds' latest Semi-Annual Report may be obtained without charge by contacting the Distributor at P.O. Box 9762, Providence, Rhode Island 02940-9752 or by telephoning toll-free at 1-800-228-1872.

                                   APPENDIX A

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Funds with regard to portfolio investments for the Funds include, but are not limited to, Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch IBCA, Duff & Phelps ("Fitch IBCA"), and Dominion Bond Ratings Services ("DBRS"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO's ratings is as of the date of this SAI, and may subsequently change.

LONG - TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1,2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S & P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

Description of the three highest long-term debt ratings by Fitch IBCA:

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

Description of DBRS long-term debt rating categories:

AAA Bonds rated AAA are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for the category, few entities are able to achieve a AAA rating.

AA Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definitions which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated companies.

     (high, low) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S & P's description of its three highest short-term debt ratings:

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch IBCA's description of its three highest short-term debt ratings:

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DRBS description of its short-debt ratings:

R-1 (high) Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.

R-1 (middle) Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits to only a small degree. Given the extremely tough definition which DBRS has for the R81 (high) category (which few companies are able to achieve), entities rated R-1 (middle) are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low) Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high), R-2 (middle), R-2 (low) Short-term debt rated R-2 is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the R-2 classification are not as strong as those in the R-1 category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an R-1 credit. Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

Moody's description of its two highest short-term loan/municipal note ratings:

MIG1/VMIG 1   This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2  This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

                                   APPENDIX B

     PROXY VOTING POLICIES AND PROCEDURES

The proxy voting policies and procedures of the following are attached:

1. BB&T Asset Management, Inc. (Adviser to each of the BB&T Funds) and Scott & Stringfellow, Inc.* (Sub-Adviser to the BB&T Special Opportunities Equity Fund and the Equity Income Fund)

2. Federated Investment Management Company (Sub-Adviser to the BB&T Prime Money Market Fund and BB&T National Tax-Free Money Market Fund)

3. UBS Global Asset Management (Americas) Inc. (Sub-Adviser to the BB&T International Equity Fund)

4. Sterling Capital Management LLC (Sub-Adviser to the Mid Cap Value Fund and the Total Return Bond Fund

* Scott & Stringfellow, Inc., a wholly owned subsidiary of BB&T Corporation, the parent of BB&T Asset Management ("BTAM"), will use BTAM's proxy voting policy and procedures.

     BB&T ASSET MANAGEMENT, INC. PROXY VOTING POLICY AND PROCEDURES

13.1. AUTHORIZATION TO VOTE PROXIES

Each client whose account is assigned to a BB&T AM IAR, when executing his or her Advisory Contract with BB&T AM, may select whether he or she wishes to be responsible for voting his or her proxies or whether he or she instead authorizes BB&T AM to vote proxies on behalf of the client. BB&T AM shall not cause to be voted the proxies of any client who indicates that he or she wishes to be responsible for voting his or her proxies. With respect to any BB&T AM client who has not executed an Advisory Contract with BB&T AM that includes a proxy voting selection provision, BB&T AM will cause the proxies of such client to be voted, until such time as the client instructs BB&T AM to the contrary or unless the client has otherwise arranged for their proxies to be delivered to them for voting.

BB&T AM may also cause to be voted the proxies for securities held by any BB&T Fund whose board of trustees has authorized BB&T AM to do so.

13.2. PROXY COMMITTEE

With respect to clients' securities (including BB&T Funds' securities) for which BB&T AM has responsibility for voting proxies, the Proxy Committee of BB&T AM will monitor corporate actions, make voting decisions, ensure proxies are submitted timely, and, as described in Section 13.5.2, below, make determinations regarding actual or potential conflicts of interests. The Proxy Committee may elect to engage (or terminate) the services of a third party provider to perform or assist with one or more of these functions. BB&T AM has engaged Institutional Shareholder Services ("ISS") to monitor corporate actions, make voting recommendations, ensure proxies are submitted timely, and maintain the records described in Section 13.7(b & c), below.

Except as provided in Section 13.5, below, to the extent that any member of the Proxy Committee reviews a given ISS recommendation and determines that the best interests of the BB&T AM clients who hold the proxies would likely be better served by rejecting the ISS recommendation, then the member shall promptly notify the Proxy Committee, which shall then review the issue and determine, based on the principles set forth in Sections 13.3 and 13.4, below, whether to accept or reject the ISS recommendation. If the Proxy Committee chooses to reject the ISS recommendation, it shall instruct ISS to vote the proxies accordingly and shall forward to the Director of Compliance originals or copies of all documents that memorialize the basis for the decision and all documents created by the Proxy Committee or by any other area or employee of BB&T AM that were material to making the decision.

13.3. PROXIES WILL BE VOTED IN ACCORDANCE WITH THE CLIENTS' BEST INTERESTS

It is BB&T AM's policy that all proxies for clients' securities be voted strictly in accordance with the best interests of the clients' accounts. The key element underlying any evaluation of the interests of a client in a proposal, election, or issue presented to a shareholder vote is the effect, if any, the proposal, election, or issue could have on the current or future value of the investment.

13.4. PROXY VOTING DETERMINATION GUIDELINES

As discussed in Section 13.2, above, BB&T AM has engaged ISS to make voting recommendations with respect to proxies for clients' securities. BB&T AM accordingly relies on ISS's voting policies and judgments, which BB&T AM has found to be sound and well regarded. Nevertheless, as also discussed in Section 13.2, above, BB&T AM reserves the right to reject any given ISS recommendation, except as provided in Section 13.5, below. In determining whether to reject an ISS recommendation, BB&T AM will be guided by the policy expressed in Section 13.3, above, and the following guidelines.

Generally, BB&T AM will support company managements which, in its opinion, have the intent and ability to maximize shareholder wealth over the long term. Long term shareholder value need not be sacrificed in favor of short term gains. Proposals that diminish the rights of shareholders or diminish management or board accountability to the shareholders will typically be opposed. However, reasonable measures that provide the board or management with flexibility for negotiation during unsolicited takeover attempts might be supported provided that such measures do not deter every potential acquisition.

Likewise, compensation plans that appear excessive relative to comparable companies' compensation packages and/or appear unreasonable in light of the performance of the issuer will typically be opposed. Matters involving social issues or corporate responsibility will be evaluated principally based on their likely impact on the economic value of the issuer.

13.5. CONFLICTS OF INTERESTS

In some circumstances, an issuer's proxies may present an actual or potential conflict of interests between BB&T AM and a client account holding securities of the issuer. As explained in section 13.3, above, it is BB&T AM's policy that all proxies for a client's securities be voted strictly in accordance with the best interests of the client's account. Nevertheless, BB&T AM also employs additional safeguards in situations potentially involving a material conflict of interests.


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     13.5.1. BB&T CORPORATION STOCK

     BB&T AM is a wholly-owned subsidiary of BB&T Corporation, which is an issuer of equity securities. If a client's account holds BB&T Corporation common stock and the client has authorized BB&T AM to vote proxies on the client's behalf, then a potential conflict of interests exists with respect to BB&T AM's ability to vote proxies for such stock because BB&T AM and its employees are controlled (directly or indirectly) by BB&T Corporation and its management. Such management will often have a stake in, or an opinion regarding, the subject of a shareholder vote. As a result, to the extent that BB&T AM is authorized to vote proxies on behalf of its clients who hold shares of BB&T Corporation common stock, BB&T AM will rely exclusively upon the recommendations made by ISS with respect to BB&T Corporation proxies and will not consider rejecting such recommendations.

     13.5.2. OTHER MATERIAL CONFLICTS OF INTERESTS

     The Proxy Committee will compile, maintain, and update a list of issuers with which BB&T AM or its affiliates has such a relationship that proxies presented with respect to such issuers may give rise to a material conflict of interests. Examples may include issuers for which BB&T AM manages a pension or employee benefits plan or for which a BB&T AM affiliate is known by the Proxy Committee to provide brokerage, underwriting, insurance, or banking services. To the extent that BB&T AM receives proxies from such issuers for clients who have authorized BB&T AM to vote their proxies, the Proxy Committee will examine the proxy solicitations and assess the potential conflict in order to determine what procedures to employ with respect to the proxy. Likewise, the Proxy Committee will make such an examination and determination with respect to other proxy solicitations that may give rise to a material conflict of interests, such as where BB&T AM or one or more of its executives or directors has a business or personal relationship with a proponent of a proxy proposal, a participant in a proxy contest, a corporate director, or a candidate for a directorship. Depending on the circumstances, the Proxy Committee may:

          (a) Cause the proxies to be voted according to ordinary guidelines and procedures if it determines that the proxies do not present a material conflict of interests and documents its reasons for making that determination and delivers such documentation to the Director of Compliance; or

          (b) Where the client is a BB&T Fund, BB&T AM must disclose the material conflict of interests to the Fund's board of trustees (or a committee of the board) and obtain the board's (or committee's) consent or direction to vote the proxies; and/or

          (c) Rely exclusively upon the recommendation made by ISS and not consider rejecting such recommendation if the Proxy Committee determines that a material conflict of interests exists and documents that determination and delivers such documentation to the Director of Compliance.

     13.5.3. BB&T FUNDS PROXIES

     To the extent that BB&T AM is authorized to vote proxies on behalf of its clients who hold shares or interests in any BB&T Fund, BB&T AM will rely exclusively upon the recommendations made by ISS with respect to such BB&T Fund proxies and will not consider rejecting such recommendations.

13.6. PROVIDING INFORMATION REGARDING PROXY VOTING POLICIES AND PROCEDURES

Upon opening any new client account, BB&T will provide the client with the Description of BB&T Asset Management's Proxy Voting Policies and Procedures ("Description"), which shall be a concise summary of the policies and procedures, shall indicate that a copy of the full policies and procedures is available upon request, and shall include instructions for obtaining information regarding how a client's proxies were voted. (A copy of the Description is included at Appendix V.) The Proxy Committee or its delegate shall be responsible for providing a copy of the full policies and procedures and of information regarding how a client's proxies were voted to any client who so requests. The Proxy Committee or its delegate shall also forward to the Director of Compliance the client's written request for information regarding how the client's proxies were voted and a copy of BB&T AM's written response to any such written or oral request.


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13.7. RECORD-KEEPING

The Director of Compliance shall maintain the following materials for five years in an easily accessible place (the first two years in BB&T AM's home office):

     (a)  BB&T AM's proxy voting policies and procedures;

     (b)  Proxy statements received regarding client securities;

     (c) Records of votes cast by BB&T AM (including by any third party provider, such as ISS, that BB&T AM has engaged to cast votes) on behalf of any client;

     (d) Copies of all documents created by BB&T AM that were material to making a decision as to how to vote proxies on behalf of a client or that memorialize the basis for such a decision;

     (e) Copies of all written client requests for information on how BB&T AM voted proxies on behalf of the client, and copies of all written responses by BB&T AM to any written or oral client request for information on how BB&T AM voted proxies on behalf of the client;

     (f)  All documents received from the Proxy Committee pursuant to Sections
          13.2 and 13.5.2, above.

BB&T AM may satisfy requirements (b) and (c), above, by relying on a third party, such as ISS, to make and retain the relevant documents on BB&T AM's behalf if BB&T AM first obtains an undertaking from the third party to provide a copy of the documents promptly upon request. BB&T AM also may satisfy the requirements of (b), above, by relying on obtaining a copy of a proxy statement from the SEC's EDGAR system.

2. FEDERATED INVESTORS PROXY VOTING POLICIES AND PRACTICES

Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Policies shall also apply to any investment company registered under the Investment Company Act of 1940 (the "1940 Act") for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.

GENERAL POLICY

Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.

APPLICATION TO SPECIFIC PROPOSALS

The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.


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CORPORATE GOVERNANCE

Generally, the Advisers will vote proxies:

     - In favor of the full slate of directors nominated in an uncontested election;

     - In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;

     - In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

     - In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;

     - In favor of a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and

     - In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

CAPITAL STRUCTURE

Generally, the Advisers will vote proxies:

     - Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

     - In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

     - In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

     -    In favor of a proposal authorizing a stock repurchase program.

COMPENSATION AND STOCK OPTION PLANS

Generally, the Advisers will vote proxies:

     - In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

     - Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

     - Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

CORPORATE TRANSACTIONS AND CONTESTED ELECTIONS

The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.


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SHAREHOLDER PROPOSALS

The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.

COST/BENEFIT ANALYSIS

Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

     - In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;

     - If the Advisers are directing votes for the same proxy on behalf of non-index Funds, in the same manner as the non- index Funds;

     - If neither of the first two conditions apply, as recommended by a subadviser to the index Fund; and

     -    If none of the previous conditions apply, as recommended by the board;

in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

FEDERATED INVESTORS PROXY VOTING PROCEDURES

Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.

PROXY VOTING COMMITTEE

The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:

     President of the Advisers (Keith Schappert)

     Vice Chairman of the Advisers (J. Thomas Madden)

     Chief Investment Officer for Global Equity (Stephen Auth)

     Director of Global Equity Research of the Advisers (Christopher Corapi)

     Investment Management Administrator (Lori Wolff)

A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.


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EMPLOYMENT OF PROXY VOTING SERVICES

The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies.

The Advisers and IRRC shall take the following steps to implement these procedures:

     - The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.

     - The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.

     - IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.

     - IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.

     - IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.

CONFLICTS OF INTEREST

A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended.

In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

     1. Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

     2. Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

     3. If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.


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     4.   If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

          - That the Advisers have a significant business relationship with the Interested Company;

          -    The proposals regarding which proxies were cast;

          - Any material communications between the Advisers and the Interested Company regarding the proposal; and

          - Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

     5. Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

RECORDKEEPING

The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(I) (i.e., in an easily accessible place for a period of not less than five years).


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3.

                           UBS GLOBAL ASSET MANAGEMENT

                     GLOBAL CORPORATE GOVERNANCE PHILOSOPHY

                                VOTING GUIDELINES

                                       AND

                                     POLICY

                                   VERSION 1.0

                                  28 JULY 2003

                           UBS Global Asset Management

Global Voting and Corporate Governance Guidelines and Policy -Version 1.0

                                TABLE OF CONTENTS

GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

     A.   GENERAL CORPORATE GOVERNANCE BENCHMARKS

     B.   PROXY VOTING GUIDELINES -MACRO RATIONALES

     C.   PROXY VOTING DISCLOSURE GUIDELINES

     D.   PROXY VOTING CONFLICT GUIDELINES

                           UBS GLOBAL ASSET MANAGEMENT

          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY

                                   VERSION 1.0

                  GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the "company" or "companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying our voting and corporate governance policies we have three fundamental objectives:

     1. We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

     2. In order to do this effectively, we aim to utilize the full weight of our clients' shareholdings in making our views felt.

     3. As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.


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To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

A. GENERAL CORPORATE GOVERNANCE BENCHMARKS

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

PRINCIPAL 1: INDEPENDENCE OF BOARD FROM COMPANY MANAGEMENT

GUIDELINES:

     -    Board exercises judgment independently of management.

     -    Separate Chairman and Chief Executive.

     -    Board has access to senior management members.

     -    Board is comprised of a significant number of independent outsiders.

     -    Outside directors meet independently.

     -    CEO performance standards are in place.

     -    CEO performance is reviewed annually by the full board.

     -    CEO succession plan is in place.

     -    Board involvement in ratifying major strategic initiatives.

     - Compensation, audit and nominating committees are led by a majority of outside directors.

PRINCIPLE 2: QUALITY OF BOARD MEMBERSHIP

GUIDELINES:

     - Board determines necessary board member skills, knowledge and experience.

     -    Board conducts the screening and selection process for new directors.

     - Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

     - Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

     -    Board meets regularly (at least four times annually).


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PRINCIPLE 3: APPROPRIATE MANAGEMENT OF CHANGE IN CONTROL

GUIDELINES:

     - Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

     - Any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval.

     -    Employment contracts should not entrench management.

     - Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

PRINCIPLE 4: REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER INTERESTS

GUIDELINES:

     - Executive remuneration should be commensurate with responsibilities and performance.

     -    Incentive schemes should align management with shareholder objectives.

     - Employment policies should encourage significant shareholding by management and board members.

     - Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.

     - Long-term incentives should be linked to transparent long-term performance criteria.

     - Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

PRINCIPLE 5: AUDITORS ARE INDEPENDENT

GUIDELINES:

     -    Auditors are approved by shareholders at the annual meeting.

     - Audit, consulting and other fees to the auditor are explicitly disclosed.

     - The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

     -    Periodic (every 5 years) tender of the audit firm or audit partner.

B. PROXY VOTING GUIDELINES MACRO RATIONALES

Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

1. GENERAL GUIDELINES

     a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

     b. If management's performance has been questionable we may abstain or vote against specific proxy proposals.


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     c.   Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

     d. In general, we oppose proposals, which in our view, act to entrench management.

     e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

     f. We will vote in favor of shareholder resolutions for confidential voting.

2. BOARD OF DIRECTORS & AUDITORS

     a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

     b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

     c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

     d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

     e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

3. COMPENSATION

     a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

     b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

     c. All senior management and board compensation should be disclosed within annual financial statements. including the value of fringe benefits. company pension contributions, deferred compensation and any company loans.

     d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance, is vague, is not in line with market practices, allows for option re-pricing, does not have adequate performance hurdles or is highly dilative.

     e. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.

     f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

4. GOVERNANCE PROVISIONS

     a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

     b. We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events such as take over bids or buy-outs should be voted on by the shareholders and will support attempts to bring them before the shareholders.


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     c.   Any substantial new share issuance should require prior shareholder approval.

     d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

     e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

     f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight,

5. CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

     a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

     b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

6. MERGERS, TENDER OFFERS & PROXY CONTESTS

     a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7. SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL

     a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

     b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

     c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

8. ADMINISTRATIVE & OPERATIONS

     a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholders companies to be charitable institutions.

     b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions. we may abstain unless we believe there are compelling reasons to vote for or against.

9. MISCELLANEOUS

     a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.

     b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).


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     c.   For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy.

C. PROXY VOTING DISCLOSURE GUIDELINES

     - Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.

     - Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately. (See Proxy Voting Conflict Guidelines below).

     - Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Global Chief Investment Officer and regional Legal & Compliance representative.

     - Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company's proxies.

     - Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

     - In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

     - We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

     - The Local and Global Chief Investment Officer must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

D. PROXY VOTING CONFLICT GUIDELINES

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset Management has implemented the following guidelines to address conflicts of interests that arise in connection with out exercise of voting rights on behalf of clients:

     - Under no circumstances will general business, sales or marketing issues influence our proxy votes.

     - UBS Global Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities ("Affiliates") have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. [Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.]


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                           UBS GLOBAL ASSET MANAGEMENT

                     GLOBAL CORPORATE GOVERNANCE PHILOSOPHY

                                    AND PROXY

                                VOTING GUIDELINES

                                   AND POLICY

                                 Policy Summary

     Underlying our voting and corporate governance policies we have three fundamental objectives:

     1. We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

     2. In order to do this effectively, we aim to utilize the full weight of our clients' shareholdings in making our views felt.

     3. As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

     To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

     This policy helps to maximize the economic value of our clients' investments by establishing proxy voting standards that conform with UBS Global Asset Management's philosophy of good corporate governance.

                         Risks Addressed by this Policy

     The policy is designed to address the following risks:

          - Failure to provided required disclosures for investment advisers and registered investment companies

          -    Failure to vote proxies in best interest of clients and funds

          -    Failure to identify and address conflicts of interest

          - Failure to provide adequate oversight of third party service providers


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                                TABLE OF CONTENTS

Global Voting and Corporate Governance Policy
   A. General Corporate Governance Benchmarks

   B. Proxy Voting Guidelines - Macro Rationales

   C. Proxy Voting Disclosure Guidelines

   D. Proxy Voting Conflict Guidelines

   E. Special Disclosure Guidelines for Registered Investment Companies

   F. Documentation

   G. Compliance Dates

   H. Other Policies

   I. Disclosures

               GLOBAL PROXY VOTING AND CORPORATE GOVERNANCE POLICY

PHILOSOPHY

     Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the "company" or "companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.

          A. GENERAL CORPORATE GOVERNANCE BENCHMARKS UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, "UBS Global AM") will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

PRINCIPLE 1: INDEPENDENCE OF BOARD FROM COMPANY MANAGEMENT

GUIDELINES:

          -    Board exercises judgment independently of management.

          -    Separate Chairman and Chief Executive.

          -    Board has access to senior management members.

          - Board is comprised of a significant number of independent outsiders.

          -    Outside directors meet independently.

          -    CEO performance standards are in place.

          -    CEO performance is reviewed annually by the full board.

          -    CEO succession plan is in place.

          -    Board involvement in ratifying major strategic initiatives.

          - Compensation, audit and nominating committees are led by a majority of outside directors.


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PRINCIPLE 2: QUALITY OF BOARD MEMBERSHIP

GUIDELINES:

          - Board determines necessary board member skills, knowledge and experience.

          - Board conducts the screening and selection process for new directors.

          -    Shareholders should have the ability to nominate directors.

          - Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

          - Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

          -    Board meets regularly (at least four times annually).

PRINCIPLE 3: APPROPRIATE MANAGEMENT OF CHANGE IN CONTROL

GUIDELINES:

          - Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

          - Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.

          -    Employment contracts should not entrench management.

          - Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

PRINCIPLE 4: REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER INTERESTS

GUIDELINES:

          - Executive remuneration should be commensurate with responsibilities and performance.

          - Incentive schemes should align management with shareholder objectives.

          - Employment policies should encourage significant shareholding by management and board members.

          - Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.

          - Long-term incentives should be linked to transparent long-term performance criteria.

          - Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

PRINCIPLE 5: AUDITORS ARE INDEPENDENT

GUIDELINES:

          -    Auditors are approved by shareholders at the annual meeting.

          - Audit, consulting and other fees to the auditor are explicitly disclosed.

          - The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

          - Periodic (every 5 years) tender of the audit firm or audit partner.


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          B.   PROXY VOTING GUIDELINES - MACRO RATIONALES Macro Rationales are
               used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

               1.   GENERAL GUIDELINES

                    a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

                    b. If management's performance has been questionable we may abstain or vote against specific proxy proposals.

                    c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

                    d. In general, we oppose proposals, which in our view, act to entrench management.

                    e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

                    f. We will vote in favor of shareholder resolutions for confidential voting.

               2.   BOARD OF DIRECTORS AND AUDITORS

                    a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

                    b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

                    c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

                    d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

                    e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

               3.   COMPENSATION

                    a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

                    b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

                    c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

                    d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive.


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                    e.   Where company and management's performance has been
                         poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.

                    f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

               4.   GOVERNANCE PROVISIONS

                    a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

                    b. We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.

                    c. Any substantial new share issuance should require prior shareholder approval.

                    d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

                    e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

                    f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

                    g. We will support proposals that enable shareholders to directly nominate directors.

               5.   CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

                    a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

                    b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

               6.   MERGERS, TENDER OFFERS AND PROXY CONTESTS

                    a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

               7.   SOCIAL, ENVIRONMENTAL, POLITICAL AND CULTURAL

                    a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

                    b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

                    c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.


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               8.   ADMINISTRATIVE AND OPERATIONS

                    a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

                    b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

               9.   MISCELLANEOUS

                    a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.

                    b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

                    c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

                    d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular Proposal.

          C.   PROXY VOTING DISCLOSURE GUIDELINES

     - UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, how they may obtain information about how we voted with respect to their securities. This disclosure may be made on Form ADV.

     - UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, these procedures and will furnish a copy of these procedures to any client upon request. This disclosure may be made on Form ADV.

     - Upon request or as required by law or regulation, UBS Global AM will disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.

     - Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance Principles. (See Proxy Voting Conflict Guidelines below.)

     - Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal and Compliance representative.

     - Any employee, officer or director of UBS Global AM receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company's proxies.


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

     - Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

     - In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

     - We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

     - The Chairman of the Global Corporate Governance Committee and the applicable Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.

     Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

          D. PROXY VOTING CONFLICT GUIDELINES In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

     - Under no circumstances will general business, sales or marketing issues influence our proxy votes.

     - UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities ("Affiliates") have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately. [Note: Legal and Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.

          E. SPECIAL DISCLOSURE GUIDELINES FOR REGISTERED INVESTMENT COMPANY CLIENTS

               1. REGISTRATION STATEMENT (OPEN-END AND CLOSED-END FUNDS) MANAGEMENT IS RESPONSIBLE FOR ENSURING THE FOLLOWING:

          - That these procedures, which are the procedures used by the investment adviser on the Funds' behalf, are described in the Statement of Additional Information (SAI). The procedures may be described in the SAI or attached as an exhibit to the registration statement.

          - That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand; and those of the Funds investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

          - That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and (ii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.


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

               2. SHAREHOLDER ANNUAL AND SEMI-ANNUAL REPORT (OPEN-END AND CLOSED-END FUNDS) Management is responsible for ensuring the following:

          - That each Fund's shareholder report contain a statement that a description of these procedures is available (i) without charge, upon request, by calling a toll-free or collect telephone number;
               (ii) on the Fund's website, if applicable; and (iii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.

          - That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and (ii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

               3. FORM N-CSR (CLOSED-END FUND ANNUAL REPORTS ONLY) Management is responsible for ensuring the following:

          - That these procedures are described in Form N-CSR. In lieu of describing the procedures, a copy of these procedures may simply be included with the filing. However, the SEC's preference is that the procedures be included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.

          - That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

               4. FORM N-PX (OPEN-END AND CLOSED-END FUNDS) Management is responsible for ensuring the following:

          - That each Fund files its complete proxy voting record on Form N-PX for the 12 month period ended June 30 by no later than August 31 of each year.

          - Fund management is responsible for reporting to the Funds' Chief Compliance Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds' Form N-PX.

               5. OVERSIGHT OF DISCLOSURE The Funds' Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds' Chief Compliance Officer shall recommend to each Fund's Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure the Funds' compliance with relevant federal securities laws.

                               Responsible Parties

     The following parties will be responsible for implementing and enforcing this policy: THE CHIEF COMPLIANCE OFFICER AND HIS/HER DESIGNEES

                                  Documentation

     Monitoring and testing of this policy will be documented in the following ways:

          - Annual review by the Funds' and UBS Global AM's Chief Compliance Officer of the effectiveness of these procedures

          - Annual Report of Funds' Chief Compliance Officer regarding the effectiveness of these procedures

          - Periodic review of any proxy service vendor by the Chief Compliance Officer

          -    Periodic review of proxy votes by the Proxy Voting Committee


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                                Compliance Dates

     The following compliance dates should be added to the Compliance Calendar:

          - File Form N-PX by August 31 for each registered investment company client

          - Annual review by the Funds' and UBS Global AM's Chief Compliance Officer of the effectiveness of these procedures

          - Annual Report of Funds' Chief Compliance Officer regarding the effectiveness of these procedures

          - Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable

          - Periodic review of any proxy service vendor by the Chief Compliance Officer

          -    Periodic review of proxy votes by the Proxy Voting Committee

                                 Other Policies

     Other policies that this policy may affect include:

          -    Recordkeeping Policy

          -    Affiliated Transactions Policy

          -    Code of Ethics

          -    Supervision of Service Providers Policy

     Other policies that may affect this policy include:

          -    Recordkeeping Policy

          -    Affiliated Transactions Policy

          -    Code of Ethics

          -    Supervision of Service Providers Policy

                                   Disclosures

     The following disclosures are aligned with this policy:

          -    Form ADV

          -    Form N-PX

          -    Form N-1A

          -    Form N-2

          -    Investment Company Shareholder Reports

          -    Form N-CSR

          -    Request for Proposals (RFPs)


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                         STERLING CAPITAL MANAGEMENT LLC

                        Proxy Policy & Voting Procedures

                            (Effective October 1989)

                               (Revised May 2006)

I.   VOTING POLICY AND GUIDELINES

Sterling Capital Management LLC ("SCM") believes it has a fiduciary obligation to vote its clients' proxies in favor of the economic interest of shareholders. Our fiduciary responsibility includes protecting and enhancing the economic interests client accounts we manage. The following guidelines have been established to assist us in evaluating relevant facts and circumstances which will enable us to vote in a manner consistent with our fiduciary responsibility.

                          ROUTINE MANAGEMENT PROPOSALS

Election of Directors   Case by Case

     We believe that the structure and functioning of its board of directors are critical to the economic success of every company therefore treat board related issues in a separate section, below.

Appointment of Auditors                        Approve
Fix Auditor Remuneration                       Approve
Approval of Audited Financial Statements       Approve
Set/Eliminate Dividends                        Approve
Grant Board Authority to Repurchase Shares     Approve
Approve Stock Splits or Reverse Stock Splits   Approve
Change Name of Corporation                     Approve
Eliminate Preemptive Rights

     Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

     We generally approve the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of dilution.

Employee Stock Purchase Plan   Approve

Establish 401(k) Plan          Approve

                               BOARD OF DIRECTORS

     We support measures which encourage and enable boards to fulfill their primary responsibility to represent the economic interests of shareholders. While we may take into consideration the specific needs of companies that are in early rapid growth phases, closely held, or in severe financial difficulties, we view strong independent boards as a key protection for shareholder value.

Election of Directors   Case by Case

     We support management in most elections. However, we will withhold approval if the board gives evidence of acting contrary to the best economic interests of shareholders. We will also withhold approval of individual director/managers whose remuneration appears to be blatantly excessive and exploitative of the shareholders.

Majority Voting   Approve

     Many companies require directors to receive only a plurality of votes. This procedure allows directors to remain on the board even


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     when the majority of votes are withheld. We believe directors should garner at least a majority of the votes in order to serve on the company's board.

Classified Board of Directors/Staggered Terms   Oppose

     A classified board of directors is one that is divided generally into three classes, each of which is elected for a three-year term, but on a staggered schedule. At each annual meeting therefore, one-third of the directors would be subject to reelection.

     Our belief is that all directors should be subject to reelection on an annual basis to discourage entrenchment, and we will most frequently vote against classification and for management and shareholder proposals to eliminate classification of the board.

     Occasionally, proposals to classify a board of directors will contain a clause stipulating that directors may be removed only for cause. We will oppose these proposals.

Confidential Voting   Approve

     Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

Cumulative Voting for Directors   Case by Case

     Cumulative voting allocates one vote for each share of stock held times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. Cumulative voting enables minority shareholders to secure board representation.

     We generally support cumulative voting proposals. However, we may withhold approval of proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director Compensation   Case by Case

     We believe that compensation for independent outside directors should be structured to align the interests of the directors with those of shareholders, whom they have been elected to represent. To this end, we have a preference toward compensation packages which are based on the company's performance and which include stock and stock options.

Independent Board Committees   Approve

     We believe that a board's nominating, compensation and audit committees should consist entirely of independent outside directors in order to avoid conflict of interests. We will therefore normally approve reasonable shareholder proposals to that effect; an example of an unreasonable request would be a case where a board consists of only two or three directors.

Majority Independent Board Composition   Approve

     We will generally support shareholder proposals requesting that the board consist of majority independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Separation of Chairman and CEO Positions   Case by Case

     We will support shareholder proposals requesting that the positions of chairman and CEO be separated if the board is composed of less than a majority independent directors.

                              CORPORATE GOVERNANCE

Adjourn Meeting to Solicit Additional Votes   Oppose

     Additional solicitation is costly and could result in coercive pressure on shareholders, who usually have sufficient information in the proxy materials to make an informed decision prior to the original meeting date.


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Anti-Greenmail Provision                                Approve

Eliminate Shareholders' Right to Call Special Meeting   Oppose

Increase in Authorized Shares                           Case by Case

     We approve proposals for increases of up to 100%. We will consider larger increases if a need is demonstrated. We may apply a stricter standard if the company has no stated use for the additional shares and/or has previously authorized shares still available for issue. Additionally, proposals which include shares with unequal voting rights may warrant opposition.

Indemnification of Directors and Officers   Approve

     We support the protection of directors and officers against frivolous and potentially ruinous legal actions, in the belief that failure to do so might severely limit a company's ability to attract and retain competent leadership. We will support proposals to provide indemnification which is limited to coverage of legal expenses.

Liability Insurance of Directors and Officers   Approve

     Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual's capacity as a director or officer of a company. However, we withhold approval of proposals which cover breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, willful or negligent conduct in connection with the payment of an unlawful dividend, or any transaction from which the director derived an improper personal benefit.

Prohibit Shareholder Action Outside Meetings   Oppose

Reincorporate                                  Case by Case

     Proposals to reincorporate in another state are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will favor reincorporation.

     In cases where there are significant differences in anti-takeover protections, we will vote in favor of reincorporation only if shareholder discretion is not diminished by the change. As state corporation laws are continuously evolving, such determination requires case by case analysis.

Change of Location of Corporate Headquarters   Case by Case

     Changes in location of headquarters must have clear economic benefits. Changing the physical location of headquarters to meet the personal geographic or lifestyle preferences of senior executives will be opposed.

Require more than simple majority vote to pass proposals.   Oppose

                                  ANTI-TAKEOVER

Blank Check Preferred   Case by Case

     These proposals are for authorization of a class of preferred stock in which voting rights are not established in advance, but are left to the discretion of the board of directors on a when issued basis. The authority is generally viewed as affording the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without reference to a shareholder vote. However, in some cases it may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings.

     We oppose these proposals as a transfer of authority from shareholders to the board and a possible entrenchment device. However, if there are few or no other anti-takeover measures on the books and the company appears to have a legitimate financing motive for requesting the authority, or has used blank check preferred stock for past financings, we will approve the proposal.


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

Differential Voting Power   Oppose

     Authorize a class of common having superior voting rights over the existing common or entitled to elect a majority of the board.

Poison Pill Plans   Oppose

     Also known as "shareholder rights plans," involve call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually hostile tender offers. These plans are not subject to shareholder vote. However, the shares required to fund the plan must be authorized. Since these shares are generally blank check preferred, we oppose them.

     Therefore, these proposals generally only appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. The vote is non-binding. We vote in favor of shareholder proposals to rescind poison pills.

     Our policy is to examine these plans individually. Most plans are opposed, however. We approve most plans which include a "permitted bid" feature. Permitted bid features have appeared in some Canadian poison pill plans. They require shareholder ratification of the pill, stipulate a sunset provision whereby the pill expires unless it is renewed and specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces a special meeting at which the offer is put to a shareholder vote.

Stakeholder Provision   Oppose

     Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders in the evaluation of takeover offers.

     We believe that this concept is inconsistent with public ownership of corporations.

                             MANAGEMENT COMPENSATION

Golden Parachutes   Case by Case

     Golden parachutes provide for compensation to management in the event of a change in control. We view this as encouragement to management to consider proposals which might be beneficial to shareholders, but we are very sensitive to excess or abuse.

Pay-for-Performance Plans   Approve

     The Omnibus Budget Reconciliation Act requires companies to link executive compensation exceeding $1 million to preset performance goals and submit the plans for shareholder approval in order for such compensation to qualify for federal tax deductions. The law further requires that such plans be administered by a compensation committee comprised solely of outside directors. Because the primary objective of such proposals is to preserve the deductibility of such compensation, we are biased toward approval in order to preserve net income. However, proposals which authorize excessive dilution or provide executives extraordinary windfalls will be opposed. Moreover, when an objectionable plan is coupled with poor performance, we will consider withholding votes from compensation committee members.

                                  OPTION PLANS

We support option plans which provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company. Option plan evaluations are therefore based on the total cost to shareholders and give effect to the incentive aspects of the plan. We are wary of over-dilution or not-insignificant shareholder wealth transfer.

                  MERGERS, ASSET SALES & CAPITAL RESTRUCTURINGS


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In reviewing merger and asset sale proposals, our primary concern is with the best economic interests of shareholders. This does not necessarily indicate that we will vote in favor of all proposals which provide a market premium relative to pre-announcement prices. Due to the subjective nature of the value of individual proposals, transaction-specific characteristics or conditions may prevail. Factors affecting the voting decision will likely include transaction consideration relative to intrinsic value, strategic reason for transaction, board approval/transaction history, and financial advisors' fairness opinions.

                           OTHER SHAREHOLDER PROPOSALS

For those shareholder-proposed issues that are not covered specifically elsewhere.

Shareholder Proposal Requesting a Yearly Report on Director
Attendance at Meetings                                              Approve

Shareholder Proposal Requesting a Minimum Stock Ownership by
Directors                                                           Oppose

Shareholder Proposal to Compensate Directors in Stock               Approve

                                  SOCIAL ISSUES

We receive proxies containing shareholder proposals which address social issues which are varied and tend to shift from year to year. However, our philosophy in reviewing social proposals is consistent; that is, we vote in all cases in the best economic interests of our clients.

II.  PROCEDURES

     A.   Instructions to Bank/Broker Custodians

          All custodian banks/brokers are to be notified that all proxy voting materials should be forwarded to SCM upon receipt unless client has other instructions. This notification typically occurs at the time the account is opened at the custodian.

     B.   SCM Administrative Responsibilities for Proxy Voting

          Cathy Sawyer will delegate and oversee the proxy voting process to a person or pool of persons, known as Proxy Administrators, who will in turn process and vote all proxies. All proxy materials are forwarded to Sterling's third party proxy service, ADP Proxy Lite. The Proxy Administrator is responsible for checking with ADP for upcoming votes.

          (1) Upon notification of an upcoming vote, the Proxy Administrator will create a file with the Portfolio Company name and meeting date on the tab. All proxies and related materials for this particular Portfolio Company will then be placed in this file until ready to be voted on.

          (2) The Proxy Administrator will look to see if the Portfolio Company is listed on the "Business Relationship List," which is a listing of all companies with whom SCM has a client or supplier relationship. If the Portfolio Company IS NOT listed on the Business Relationship List, then steps (3)-(8) below in this Section B are to be executed. If the Portfolio Company IS listed on the Business Relationship List, then the Proxy Administrator will execute the process provided in Section C (Treatment of SCM Conflicts of Interest) and steps (3)-(8) below in this Section B will not be executed.

          (3) The Proxy Administrator will then forward a copy of the proxy and an annual report to the appropriate member of the Proxy Committee for instructions, with a request to return by a specific date, along with a "Proxy Instruction Form" noting the items to be voted on and the voting deadline. It will continue to be the Proxy Administrator's responsibility to make sure all proxies are voted on time.

          (4) When the Proxy Committee member completes his/her review of the proxy statement, he/she will complete the "Proxy Instruction Form" which instructs how to vote and briefly identifies reasons for voting against management, if applicable. This form will be given to the Proxy Administrator who will then vote the proxy.


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          (5)  Each proxy is then cross-referenced to make sure the shares we are voting on are the actual shares we own for that client.

          (6) All proxies received from the same company for all clients will be voted as the original without review by the Proxy Committee member unless specific client circumstances require otherwise.

          (7) After the proxy is voted, all Proxy Instruction Forms will be maintained in a separate file.

          (8) Copies of each proxy are kept in the above mentioned folder along with a copy of the annual report, Proxy Instruction Form, and other notes related to each company vote.

     C.   Treatment of SCM Conflicts of Interest

     Occasionally, SCM may have a material business relationship with a Portfolio Company that could create a conflict of interest with respect to the voting of a proxy for such Portfolio Company. The following procedures are designed to hand over the proxy voting responsibility to our clients in the event that such potential conflicts of interest arise in a particular proxy vote.

     (1) As noted in Section B (SCM Administrative Responsibilities for Proxy Voting), upon receipt of proxy materials, the Proxy Administrator will determine if the Portfolio Company is listed on the Business Relationship List. If the Portfolio Company is listed on the Business Relationship List, then the Proxy Administrator will execute the process provided in steps (2)-(4) below in this Section C.

     (2) After determining that a Portfolio Company is listed on the Business Relationship List, the Proxy Administrator will give the proxy materials to Patrick Rau, who will determine if the proxy should be voted by our clients. If (1) the relationship is not material OR (2) if the issue to be voted on is not a "case-by-case" issue as provided in Part I of this document (Voting Policy and Guidelines), then Mr. Rau will return the proxy materials to the Proxy Administrator, who will then follow the normal proxy voting procedures in Section B (SCM Administrative Responsibilities for Proxy Voting), steps (3)-(8).

     (3) If (1) the relationship is material AND (2) if the issue to be voted on is a "case-by-case" issue as provided in Part I of this document (Voting Policy and Guidelines), then Mr. Rau will return the proxy materials to the Proxy Administrator, who will then mail the proxy ballot to each client, along with a cover letter explaining the conflict of interest situation. The client will then vote its own proxy ballot and SCM will not have any involvement in the voting of that ballot. The Proxy Administrator will make an entry in the proxy voting database that indicates that the particular proxy ballot in question was voted by the client due to a conflict of interest with a SCM business relationship.

     (4) For purposes of determining materiality, a relationship is "material" if it represents at least 1% of SCM revenues in the case of a client relationship and at least 1% of SCM expenses in the case of a supplier relationship.

     D.   Treatment of Personal Conflicts of Interest

     From time to time, individuals on the Proxy Committee may have personal relationships with people connected to the Portfolio Company, including (a) individual members of the board of directors, (b) candidates for the board of directors, (c) proponents of proxy proposals, and (d) participants in proxy contests. Such relationships could create a conflict of interest with respect to the voting of a proxy. The following procedures are designed to hand over the proxy voting responsibility to a different member of the Proxy Committee in the event that such conflicts of interest arise in a particular proxy vote.

     (1) Upon receiving proxy materials from the Proxy Administrator, the member of the Proxy Committee who receives such materials shall determine whether a personal relationship exists between such member and the following people connected with the Portfolio Company: (a) individual members of the board of directors, (b) candidates for the board of directors, (c) proponents of proxy proposals, and (d) participants in proxy contests. In the event that such a personal relationship exists, the Proxy Committee member shall return the proxy materials to Patrick Rau, who shall deliver the materials to a different Proxy Committee member for voting.


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III. THE PROXY COMMITTEE

The Proxy Committee will consist of Brian Walton, Ed Brea, Bob Bridges, Tim Beyer, Patrick Rau, Lee Houser, and Mary Weeks Fountain, any of whom may act on a proxy issue. Dave Ralston will be the advisory member and may substitute as necessary.


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